UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2012 through April 30, 2013; except for JPMorgan Commodities Strategy Fund for the period December 17, 2013 through April 30, 2013; JPMorgan Diversified Risk Fund for the period February 12, 2013 through April 30, 2013 and JPMorgan Global Research Enhanced Index Fund for the period February 28, 2013 through April 30, 2013.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Specialty Funds

April 30, 2013 (Unaudited)

JPMorgan Research Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 17, 2013

Dear Shareholder:

Equity markets in most parts of the world posted strong returns for the six months ended April 30, 2013. This positive momentum has carried into May and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. China’s policymakers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

“Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers.”

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the ECB. Investors’ positive reaction to recent ECB policy announcements helped stocks of international developed countries outperform U.S. stocks during the six months ended April 30, 2013. Facing headwinds like the appreciating U.S. dollar, emerging markets stocks underperformed international developed and U.S. stocks during the reporting period.

U.S. Treasury Yields Remain Low

Despite a recent uptick, yields for U.S. Treasury securities remain near historically low levels. The yield for 10-year U.S. Treasury securities ended April 30, 2013 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.9%, respectively.

As the low interest rate environment persists, fixed income investors continue to turn to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Both of these asset classes posted positive absolute returns during the six months ended April 30, 2013, although more recently emerging market debt securities have underperformed other areas of the market.

Positive Signs for Stocks

The latest round of purchasing manager indices from around the world confirm that, while the global economy is certainly not booming, it is still clearly on a growth path. In particular, while near-recessionary conditions continue to face Europe, China appears to have picked up some momentum in recent months and Japan is, at least temporarily, looking stronger. For investors, the main point is that the “tail risks” of a financial crisis emanating from Europe or a crash-landing for the Chinese economy appear much less likely than a year ago.

Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, despite low interest rates and yields, there are opportunities in bond markets if investors expand their search to include all parts of the world.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

In most parts of the world, central banks continued their efforts to stimulate economic growth with accommodative policies. The European Central Bank committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. The U.S. Federal Reserve also remained committed to accommodative policies and U.S. equities received an additional boost from continued signs of a recovery in the housing market. The S&P 500 Index finished the reporting period with a 14.42% gain.

2	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	4.68%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.06%
S&P 500 Index	14.42%

Net Assets as of 4/30/2013 (In Thousands)	$68,262

INVESTMENT OBJECTIVE**

The JPMorgan Research Equity Long/Short Fund (the “Fund”) seeks to provide long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended April 30, 2013.

The Fund’s stock selection in the pharmaceutical/medical technology sector contributed to its return during the reporting period as the Fund’s long position in Biogen Idec, Inc. was one of the Fund’s largest individual contributors. Shares of Biogen Idec, Inc. benefited from the biotechnology company’s strong first-quarter revenues, which were boosted by robust sales for its AVONEX drug.

The Fund’s stock selection in the banks and brokers sector also contributed to its return, buoyed by the Fund’s long positions in large diversified financial services companies like Bank of America Corp. that benefited from improving loan growth.

The Fund’s stock selection in the insurance sector detracted from its return during the reporting period, hurt by the Fund’s short position in several property and casualty insurers like W.R. Berkley Corp. that benefited from improving trends in the insurance industry.

The Fund’s stock selection in the software and hardware sector also detracted from its return, hurt by the Fund’s long position in Apple Inc., which was hurt by investors’ concerns about slowing sales growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct a portfolio of long and short positions, researching companies in an attempt to determine their underlying value and potential for future earnings growth. Based on this research, they ranked stocks in the U.S. large-cap universe into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and looked to the bottom two quintiles for potential short positions in stocks that they believed were overvalued. The Fund’s portfolio managers attempted to limit the Fund’s overall market risk, holding long and short positions across a broad array of sectors. The Fund’s average long exposure was 102% and its average short exposure was -76%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Time Warner, Inc.	3.5%
2.	Google, Inc., Class A	2.3
3.	ACE Ltd. (Switerland)	2.1
4.	United Technologies Corp.	1.9
5.	Coca-Cola Enterprises, Inc.	1.7
6.	Lam Research Corp.	1.6
7.	Emerson Electric Co.	1.5
8.	Philip Morris International, Inc.	1.5
9.	General Motors Co.	1.5
10.	CBS Corp. (Non-Voting), Class B	1.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Hershey Co. (The)	2.5%
2.	Praxair, Inc.	2.0
3.	Lockheed Martin Corp.	2.0
4.	Altria Group, Inc.	1.8
5.	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	1.8
6.	Omnicom Group, Inc.	1.8
7.	Scripps Networks Interactive, Inc., Class A	1.7
8.	Microchip Technology, Inc.	1.7
9.	Eli Lilly & Co.	1.7
10.	Intel Corp.	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Financials	20.1%
Consumer Discretionary	15.8
Information Technology	14.9
Health Care	12.7
Industrials	11.2
Consumer Staples	10.1
Utilities	7.0
Materials	4.2
Energy	4.0
Short-Term Investments	0.0

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Financials	22.9%
Industrials	14.7
Consumer Discretionary	13.3
Information Technology	12.2
Health Care	10.1
Consumer Staples	8.1
Materials	7.8
Utilities	6.0
Energy	4.9

*	Percentages indicated are based on total long investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/28/10
Without Sales Charge		4.68%	6.68%	2.55%
With Sales Charge**		(0.80)	1.07	0.68
CLASS C SHARES	5/28/10
Without CDSC		4.47	6.15	2.02
With CDSC***		3.47	5.15	2.02
CLASS R5 SHARES	5/28/10	4.95	7.22	3.00
SELECT CLASS SHARES	5/28/10	4.84	6.99	2.79

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/28/2010 TO 4/30/2013)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 28, 2010.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Research Equity Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the Lipper Long/Short Equity Funds Index from May 28, 2010 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA

Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Long/Short Equity Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	1.34%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.06%

Net Assets as of 4/30/2013 (In Thousands)	$744,083

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended April 30, 2013. The Fund’s stock selection in the pharmaceutical/medical technology and industrial cyclical sectors contributed to the Fund’s return, while the Fund’s stock selection in the real estate investment trusts and software and hardware sectors detracted from the Fund’s return.

Individual contributors to the Fund’s return included the Fund’s short position in Cliffs Natural Resources, Inc. and the Fund’s long positions in Celgene Corp. and Biogen Idec, Inc. Cliffs Natural Resources, Inc. is an iron ore producer and a producer of metallurgical coal. The stock declined due to pricing pressure in the coal sector. Celgene Corp. is a global biopharmaceutical company. The stock gained after the company reported better-than-expected 2012 earnings. Shares of Biogen Idec, Inc. benefited from the biotechnology company’s strong first-quarter revenues, which were boosted by robust sales for its AVONEX drug.

Individual detractors from the Fund’s return included the Fund’s short position in Netflix, Inc. and the Fund’s long positions in Merck & Co., Inc. and Apple Inc. Shares of Netflix, Inc., which provides subscription based access to television shows and movies, gained after the company reported better-than-expected subscriber growth. Shares of Merck & Co., Inc. declined as investors reacted negatively to news that the healthcare company was stopping research on its experimental anti-clotting drug vorapaxar. Shares of Apple Inc. were hurt by investors’ concerns about slowing sales growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to traditional investments such as stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large- and mid-cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Time Warner, Inc.	3.3%
2.	United Technologies Corp.	2.6
3.	Google, Inc., Class A	2.1
4.	Air Products & Chemicals, Inc.	2.0
5.	ACE Ltd. (Switerland)	1.9
6.	PACCAR, Inc.	1.5
7.	Emerson Electric Co.	1.5
8.	Biogen Idec, Inc.	1.5
9.	Lam Research Corp.	1.5
10.	CBS Corp. (Non-Voting), Class B	1

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Hershey Co. (The)	2.1%
2.	Eli Lilly & Co.	1.8
3.	Intel Corp.	1.7
4.	International Business Machines Corp.	1.6
5.	Altria Group, Inc.	1.6
6.	General Electric Co.	1.5
7.	Lockheed Martin Corp.	1.5
8.	Consolidated Edison, Inc.	1.5
9.	Wal-Mart Stores, Inc.	1.5
10.	Praxair, Inc.	1.5

LONG PORTFOLIO COMPOSITION BY MARKET EXPOSURE*
Financials	20.6%
Consumer Discretionary	14.4
Information Technology	13.6
Industrials	12.6
Health Care	10.6
Consumer Staples	8.2
Materials	5.8
Utilities	5.5
Energy	4.0
Short-Term Investments	4.7

SHORT PORTFOLIO COMPOSITION BY MARKET EXPOSURE**
Financials	22.7%
Consumer Discretionary	13.9
Industrials	12.7
Information Technology	12.6
Health Care	10.2
Consumer Staples	9.1
Materials	7.4
Utilities	5.9
Energy	4.6
Telecommunication Services	0.9

*	Percentages indicated are based on total long investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		1.04%	1.60%	0.78%	1.79%
With Sales Charge**		(4.27)	(3.76)	(0.31)	1.24
CLASS B SHARES	2/28/02
Without CDSC		0.86	1.15	0.28	1.38
With CDSC***		(4.14)	(3.85)	(0.12)	1.38
CLASS C SHARES	11/2/09
Without CDSC		0.79	1.08	0.28	1.29
With CDSC****		(0.21)	0.08	0.28	1.29
INSTITUTIONAL CLASS SHARES	12/31/98	1.34	2.16	1.29	2.29
SELECT CLASS SHARES	11/2/09	1.21	1.90	1.11	2.20

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/03 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns for Class C Shares would have been similar to Class B Shares because Class C Shares have similar expenses to Class B Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Research Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Average from April 30, 2003 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the

Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Equity Market-Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 100.6% (j)
Common Stocks — 100.6%
		Consumer Discretionary — 15.8%
		Auto Components — 1.4%
1		BorgWarner, Inc. (a)	83
18		Johnson Controls, Inc.	644
4		TRW Automotive Holdings Corp. (a)	260

			987

		Automobiles — 1.5%
33		General Motors Co. (a)	1,018

		Hotels, Restaurants & Leisure — 0.5%
3		Carnival Corp.	115
6		Royal Caribbean Cruises Ltd.	223

			338

		Household Durables — 0.8%
5		Lennar Corp., Class A	187
—	(h)	NVR, Inc. (a)	134
10		PulteGroup, Inc. (a)	209

			530

		Internet & Catalog Retail — 1.5%
3		Amazon.com, Inc. (a)	685
3		Expedia, Inc.	152
—	(h)	priceline.com, Inc. (a)	167

			1,004

		Media — 6.2%
22		CBS Corp. (Non-Voting), Class B	1,017
6		Comcast Corp., Class A	263
8		DISH Network Corp., Class A	296
3		Time Warner Cable, Inc.	269
40		Time Warner, Inc.	2,400

			4,245

		Multiline Retail — 0.8%
7		Target Corp.	528

		Specialty Retail — 2.2%
1		AutoZone, Inc. (a)	352
4		Home Depot, Inc. (The)	312
7		Lowe’s Cos., Inc.	284
4		Ross Stores, Inc.	296
6		TJX Cos., Inc.	285

			1,529

		Textiles, Apparel & Luxury Goods — 0.9%
3		Lululemon Athletica, Inc., (Canada) (a)	191
2		V.F. Corp.	431

			622

		Total Consumer Discretionary	10,801

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 10.2%
	Beverages — 3.0%
10	Coca-Cola Co. (The)	403
31	Coca-Cola Enterprises, Inc.	1,144
4	Dr. Pepper Snapple Group, Inc.	187
3	PepsiCo, Inc.	284

		2,018

	Food & Staples Retailing — 0.6%
7	CVS Caremark Corp.	407

	Food Products — 3.1%
15	Archer-Daniels-Midland Co.	515
14	General Mills, Inc.	700
4	Kellogg Co.	241
20	Mondelez International, Inc., Class A	632

		2,088

	Household Products — 2.0%
3	Energizer Holdings, Inc.	293
6	Kimberly-Clark Corp.	626
6	Procter & Gamble Co. (The)	479

		1,398

	Tobacco — 1.5%
11	Philip Morris International, Inc.	1,039

	Total Consumer Staples	6,950

	Energy — 4.1%
	Energy Equipment & Services — 1.4%
6	Ensco plc, (United Kingdom), Class A	344
3	National Oilwell Varco, Inc.	185
5	Schlumberger Ltd.	409

		938

	Oil, Gas & Consumable Fuels — 2.7%
2	Anadarko Petroleum Corp.	181
3	Apache Corp.	196
10	Cheniere Energy, Inc. (a)	273
3	ConocoPhillips	211
2	Occidental Petroleum Corp.	195
7	Phillips 66	401
10	Williams Cos., Inc. (The)	369

		1,826

	Total Energy	2,764

	Financials — 20.2%
	Capital Markets — 2.3%
2	Goldman Sachs Group, Inc. (The)	250
14	Invesco Ltd.	434

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Capital Markets — Continued
14	Morgan Stanley	310
7	State Street Corp.	398
8	TD Ameritrade Holding Corp.	158

		1,550

	Commercial Banks — 2.6%
9	BB&T Corp.	280
4	CIT Group, Inc. (a)	160
9	Comerica, Inc.	325
20	Regions Financial Corp.	169
9	SunTrust Banks, Inc.	251
16	Wells Fargo & Co.	612

		1,797

	Consumer Finance — 0.4%
4	Capital One Financial Corp.	258

	Diversified Financial Services — 1.9%
49	Bank of America Corp.	608
9	Citigroup, Inc.	402
2	CME Group, Inc.	100
1	IntercontinentalExchange, Inc. (a)	178

		1,288

	Insurance — 5.3%
16	ACE Ltd., (Switzerland)	1,409
4	Aflac, Inc. (m)	211
4	Aon plc, (United Kingdom)	233
10	Axis Capital Holdings Ltd., (Bermuda)	455
3	Everest Re Group Ltd., (Bermuda)	433
7	Hartford Financial Services Group, Inc.	201
18	MetLife, Inc.	716

		3,658

	Real Estate Investment Trusts (REITs) — 7.7%
8	American Campus Communities, Inc.	354
12	Apartment Investment & Management Co., Class A	361
1	Boston Properties, Inc.	135
9	Brandywine Realty Trust	137
14	CBL & Associates Properties, Inc.	329
21	CubeSmart	362
4	Digital Realty Trust, Inc.	281
17	Education Realty Trust, Inc.	190
3	Equity Residential	147
7	HCP, Inc.	389
12	Kimco Realty Corp.	296
19	LaSalle Hotel Properties	492

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
6	Liberty Property Trust	240
8	National Retail Properties, Inc.	324
6	Post Properties, Inc.	293
4	Simon Property Group, Inc. (m)	737
14	Sunstone Hotel Investors, Inc. (a)	170

		5,237

	Total Financials	13,788

	Health Care — 12.8%
	Biotechnology — 4.0%
3	Alexion Pharmaceuticals, Inc. (a)	328
5	Biogen Idec, Inc. (a)	992
6	Celgene Corp. (a)	651
3	Onyx Pharmaceuticals, Inc. (a)	272
6	Vertex Pharmaceuticals, Inc. (a)	463

		2,706

	Health Care Equipment & Supplies — 2.7%
34	Boston Scientific Corp. (a)	254
19	CareFusion Corp. (a)	626
10	Covidien plc, (Ireland)	641
1	Intuitive Surgical, Inc. (a)	345

		1,866

	Health Care Providers & Services — 2.3%
5	DaVita HealthCare Partners, Inc. (a)	632
6	Humana, Inc.	426
9	UnitedHealth Group, Inc.	520

		1,578

	Health Care Technology — 0.6%
2	athenahealth, Inc. (a)	158
3	Cerner Corp. (a)	249

		407

	Life Sciences Tools & Services — 0.5%
2	Mettler-Toledo International, Inc. (a)	368

	Pharmaceuticals — 2.7%
4	Allergan, Inc.	412
11	Bristol-Myers Squibb Co.	418
8	Johnson & Johnson	662
7	Merck & Co., Inc.	323

		1,815

	Total Health Care	8,740

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Industrials — 11.3%
		Aerospace & Defense — 3.4%
14		Honeywell International, Inc.	1,008
14		United Technologies Corp.	1,321

			2,329

		Building Products — 0.5%
16		Masco Corp.	314

		Commercial Services & Supplies — 0.3%
6		Tyco International Ltd., (Switzerland)	182

		Construction & Engineering — 0.9%
11		Fluor Corp.	623

		Electrical Equipment — 1.5%
19		Emerson Electric Co.	1,054

		Machinery — 2.0%
2		Deere & Co.	158
19		PACCAR, Inc.	930
4		SPX Corp.	294

			1,382

		Road & Rail — 2.2%
30		CSX Corp.	747
2		Norfolk Southern Corp.	160
4		Union Pacific Corp.	599

			1,506

		Trading Companies & Distributors — 0.5%
1		W.W. Grainger, Inc.	315

		Total Industrials	7,705

		Information Technology — 15.0%
		Communications Equipment — 0.9%
14		Cisco Systems, Inc.	287
5		QUALCOMM, Inc.	337

			624

		Computers & Peripherals — 0.2%
—	(h)	Apple, Inc.	144

		Internet Software & Services — 3.3%
8		eBay, Inc. (a)	414
1		Equinix, Inc. (a)	131
2		Google, Inc., Class A (a)	1,583
1		LinkedIn Corp., Class A (a)	146

			2,274

		IT Services — 1.1%
2		Cognizant Technology Solutions Corp., Class A (a)	140

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — Continued
6	Genpact Ltd.	110
2	Jack Henry & Associates, Inc.	74
2	Visa, Inc., Class A	403

		727

	Semiconductors & Semiconductor Equipment — 7.4%
14	Advanced Micro Devices, Inc. (a)	41
32	Applied Materials, Inc.	463
3	ASML Holding N.V., (Netherlands)	198
13	Avago Technologies Ltd., (Singapore)	414
27	Broadcom Corp., Class A	976
16	Freescale Semiconductor Ltd. (a)	241
8	KLA-Tencor Corp.	438
23	Lam Research Corp. (a)	1,064
19	LSI Corp. (a)	126
6	Micron Technology, Inc. (a)	56
7	Texas Instruments, Inc.	249
20	Xilinx, Inc.	760

		5,026

	Software — 2.1%
6	Adobe Systems, Inc. (a)	253
4	Citrix Systems, Inc. (a)	254
10	Microsoft Corp.	320
11	Oracle Corp.	352
3	Splunk, Inc. (a)	133
2	VMware, Inc., Class A (a)	114

		1,426

	Total Information Technology	10,221

	Materials — 4.2%
	Chemicals — 2.9%
11	Air Products & Chemicals, Inc.	922
12	Axiall Corp.	610
9	Dow Chemical Co. (The)	320
3	E.I. du Pont de Nemours & Co.	150

		2,002

	Containers & Packaging — 0.2%
1	Rock Tenn Co., Class A	113

	Metals & Mining — 1.1%
54	Alcoa, Inc.	456
42	Alumina Ltd., (Australia), ADR (a)	169
8	Walter Energy, Inc.	147

		772

	Total Materials	2,887

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Utilities — 7.0%
	Electric Utilities — 4.8%
15	Edison International	820
16	Exelon Corp.	582
12	NextEra Energy, Inc.	977
43	NV Energy, Inc.	930

		3,309

	Gas Utilities — 0.3%
4	AGL Resources, Inc. (m)	193

	Multi-Utilities — 1.9%
14	NiSource, Inc.	431
10	Sempra Energy	841

		1,272

	Total Utilities	4,774

	Total Common Stocks (Cost $55,849)	68,630

Short-Term Investment — 0.0% (g)
	Investment Company — 0.0% (g)
15	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $15)	15

	Total Investments — 100.6% (Cost $55,864)	68,645
	Liabilities in Excess of Other Assets — (0.6)%	(383)

	NET ASSETS — 100.0%	$68,262

Short Positions — 76.7%
Common Stocks — 76.7%
	Consumer Discretionary — 10.2%
	Auto Components — 0.7%
2	Autoliv, Inc., (Sweden)	144
14	Gentex Corp.	315

		459

	Automobiles — 0.7%
36	Ford Motor Co.	493

	Hotels, Restaurants & Leisure — 0.5%
2	Choice Hotels International, Inc.	89
6	Hyatt Hotels Corp., Class A (a)	272

		361

	Household Durables — 0.4%
7	Toll Brothers, Inc. (a)	252

	Internet & Catalog Retail — 0.9%
3	Netflix, Inc. (a)	618

SHARES	SECURITY DESCRIPTION	VALUE($)

	Leisure Equipment & Products — 0.6%
8	Hasbro, Inc.	392

	Media — 5.7%
3	Discovery Communications, Inc., Class A (a)	262
12	Gannett Co., Inc.	248
17	Interpublic Group of Cos., Inc. (The)	241
23	News Corp., Class B	704
15	Omnicom Group, Inc.	917
14	Scripps Networks Interactive, Inc., Class A	915
1	Washington Post Co. (The), Class B	594

		3,881

	Specialty Retail — 0.7%
2	Bed Bath & Beyond, Inc. (a)	134
3	CarMax, Inc. (a)	156
2	O’Reilly Automotive, Inc. (a)	226

		516

	Total Consumer Discretionary	6,972

	Consumer Staples — 6.2%
	Beverages — 0.6%
6	Brown-Forman Corp., Class B	405

	Food & Staples Retailing — 0.2%
5	Safeway, Inc.	115

	Food Products — 2.5%
15	Hershey Co. (The)	1,320
5	Mead Johnson Nutrition Co.	396

		1,716

	Household Products — 0.9%
10	Church & Dwight Co., Inc.	646

	Personal Products — 0.6%
6	Estee Lauder Cos., Inc. (The), Class A	429

	Tobacco — 1.4%
26	Altria Group, Inc.	936

	Total Consumer Staples	4,247

	Energy — 3.8%
	Energy Equipment & Services — 0.8%
2	Diamond Offshore Drilling, Inc.	172
12	Nabors Industries Ltd., (Bermuda)	175
4	Tenaris S.A., (Luxembourg), ADR	191

		538

	Oil, Gas & Consumable Fuels — 3.0%
7	Chesapeake Energy Corp.	131
9	CONSOL Energy, Inc.	289

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
4	Devon Energy Corp.	195
6	Exxon Mobil Corp.	550
5	Southwestern Energy Co. (a)	175
3	Spectra Energy Corp.	102
9	TransCanada Corp., (Canada)	445
10	WPX Energy, Inc. (a)	156

		2,043

	Total Energy	2,581

	Financials — 17.6%
	Capital Markets — 1.2%
1	BlackRock, Inc.	232
5	Federated Investors, Inc., Class B	118
3	Franklin Resources, Inc.	493

		843

	Commercial Banks — 2.3%
13	BancorpSouth, Inc.	200
6	Bank of Hawaii Corp.	294
5	Commerce Bancshares, Inc.	219
8	Trustmark Corp.	207
7	UMB Financial Corp.	361
29	Valley National Bancorp	258

		1,539

	Consumer Finance — 0.3%
4	Discover Financial Services	185

	Insurance — 6.3%
8	Allstate Corp. (The)	375
4	American International Group, Inc. (a)	166
7	Arch Capital Group Ltd., (Bermuda) (a)	384
7	Chubb Corp. (The)	587
6	Lincoln National Corp.	219
21	Progressive Corp. (The)	533
3	RenaissanceRe Holdings Ltd., (Bermuda)	245
6	Torchmark Corp.	400
7	Travelers Cos., Inc. (The)	574
14	W.R. Berkley Corp.	612
7	XL Group plc, (Ireland)	220

		4,315

	Real Estate Investment Trusts (REITs) — 7.1%
4	Coresite Realty Corp.	146
10	Corporate Office Properties Trust	280
59	DCT Industrial Trust, Inc.	465
10	DDR Corp.	175
7	EastGroup Properties, Inc.	428

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
10	Excel Trust, Inc.	153
6	Health Care REIT, Inc.	455
10	Hudson Pacific Properties, Inc.	223
8	Mack-Cali Realty Corp.	228
2	Mid-America Apartment Communities, Inc.	108
11	Realty Income Corp.	579
17	Senior Housing Properties Trust	493
10	Tanger Factory Outlet Centers	369
4	Vornado Realty Trust	333
12	Weingarten Realty Investors	402

		4,837

	Real Estate Management & Development — 0.4%
15	Brookfield Office Properties, Inc.	278

	Total Financials	11,997

	Health Care — 7.8%
	Biotechnology — 1.1%
5	Amgen, Inc.	496
3	Medivation, Inc. (a)	146
2	United Therapeutics Corp. (a)	114

		756

	Health Care Equipment & Supplies — 3.0%
2	Becton, Dickinson and Co.	228
3	C.R. Bard, Inc.	322
2	Edwards Lifesciences Corp. (a)	101
10	Medtronic, Inc.	444
6	Varian Medical Systems, Inc. (a)	377
7	Zimmer Holdings, Inc.	536

		2,008

	Health Care Providers & Services — 1.1%
1	Laboratory Corp. of America Holdings (a)	136
6	Tenet Healthcare Corp. (a)	276
5	WellPoint, Inc.	343

		755

	Health Care Technology — 0.2%
7	Quality Systems, Inc.	129

	Pharmaceuticals — 2.4%
7	AbbVie, Inc.	308
16	Eli Lilly & Co.	885
6	Forest Laboratories, Inc. (a)	228
7	Hospira, Inc. (a)	227

		1,648

	Total Health Care	5,296

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Industrials — 11.3%
	Aerospace & Defense — 3.0%
4	Boeing Co. (The)	409
11	Lockheed Martin Corp.	1,059
6	Raytheon Co.	386
8	Textron, Inc.	201

		2,055

	Air Freight & Logistics — 0.8%
3	FedEx Corp.	260
3	United Parcel Service, Inc., Class B	283

		543

	Electrical Equipment — 1.0%
8	Rockwell Automation, Inc.	691

	Industrial Conglomerates — 1.7%
6	Danaher Corp.	384
36	General Electric Co.	796

		1,180

	Machinery — 3.0%
5	Caterpillar, Inc.	432
1	Cummins, Inc.	136
12	Dover Corp.	821
8	Illinois Tool Works, Inc.	532
1	Parker Hannifin Corp.	96

		2,017

	Road & Rail — 1.3%
23	Heartland Express, Inc.	312
19	Knight Transportation, Inc.	292
13	Werner Enterprises, Inc.	309

		913

	Trading Companies & Distributors — 0.5%
6	Fastenal Co.	311

	Total Industrials	7,710

	Information Technology — 9.3%
	Computers & Peripherals — 0.5%
5	Seagate Technology plc, (Ireland)	196
3	Western Digital Corp.	143

		339

	Internet Software & Services — 0.4%
6	AOL, Inc. (a)	246

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 1.1%
4	Automatic Data Processing, Inc.	248
1	Fiserv, Inc. (a)	118
7	Paychex, Inc.	253
10	SAIC, Inc.	155

		774

	Semiconductors & Semiconductor Equipment — 6.7%
7	Analog Devices, Inc.	289
15	Cypress Semiconductor Corp. (a)	153
37	Intel Corp.	875
9	Linear Technology Corp.	314
17	Marvell Technology Group Ltd., (Bermuda)	187
14	Maxim Integrated Products, Inc.	442
25	Microchip Technology, Inc.	900
18	NVIDIA Corp.	250
49	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	931
16	Teradyne, Inc. (a)	267

		4,608

	Software — 0.6%
22	Electronic Arts, Inc. (a)	395

	Total Information Technology	6,362

	Materials — 5.9%
	Chemicals — 3.5%
4	Cabot Corp.	144
2	Celanese Corp., Series A,	81
11	OM Group, Inc. (a)	260
1	PPG Industries, Inc.	182
9	Praxair, Inc.	1,060
4	Sigma-Aldrich Corp.	333
5	Valspar Corp. (The)	322

		2,382

	Construction Materials — 0.1%
1	Vulcan Materials Co.	67

	Containers & Packaging — 0.2%
4	MeadWestvaco Corp.	150

	Metals & Mining — 2.1%
24	Cliffs Natural Resources, Inc.	501
7	Freeport-McMoRan Copper & Gold, Inc.	207
17	Nucor Corp.	744

		1,452

	Total Materials	4,051

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Utilities — 4.6%
	Electric Utilities — 1.7%
5	Entergy Corp.	355
6	FirstEnergy Corp.	302
10	Southern Co. (The)	504

		1,161

	Gas Utilities — 0.3%
3	National Fuel Gas Co.	215

	Multi-Utilities — 2.6%
9	Consolidated Edison, Inc.	567
4	Dominion Resources, Inc.	225
15	Public Service Enterprise Group, Inc.	546
9	Wisconsin Energy Corp.	414

		1,752

	Total Utilities	3,128

	Total Short Positions (Proceeds $44,897)	$52,344

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 99.3% (j)
Common Stocks — 94.6%
	Consumer Discretionary — 14.3%
	Auto Components — 1.5%
9	BorgWarner, Inc. (a)	735
212	Johnson Controls, Inc.	7,413
45	TRW Automotive Holdings Corp. (a)	2,703

		10,851

	Automobiles — 1.3%
303	General Motors Co. (a)	9,338

	Hotels, Restaurants & Leisure — 0.5%
32	Carnival Corp.	1,101
63	Royal Caribbean Cruises Ltd.	2,287

		3,388

	Household Durables — 0.6%
52	Lennar Corp., Class A	2,135
1	NVR, Inc. (a)	721
88	PulteGroup, Inc. (a)	1,843

		4,699

	Internet & Catalog Retail — 1.4%
30	Amazon.com, Inc. (a)	7,703
29	Expedia, Inc.	1,597
2	priceline.com, Inc. (a)	1,462

		10,762

	Media — 5.7%
235	CBS Corp. (Non-Voting), Class B	10,777
28	Comcast Corp., Class A	1,152
79	DISH Network Corp., Class A	3,096
31	Time Warner Cable, Inc.	2,948
404	Time Warner, Inc.	24,157

		42,130

	Multiline Retail — 0.4%
44	Target Corp.	3,097

	Specialty Retail — 2.3%
10	AutoZone, Inc. (a)	4,132
48	Home Depot, Inc. (The)	3,528
69	Lowe’s Cos., Inc.	2,635
61	Ross Stores, Inc.	4,024
64	TJX Cos., Inc.	3,126

		17,445

	Textiles, Apparel & Luxury Goods — 0.6%
26	Lululemon Athletica, Inc., (Canada) (a)	1,957
14	V.F. Corp.	2,477

		4,434

	Total Consumer Discretionary	106,144

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 8.1%
	Beverages — 2.3%
75	Coca-Cola Co. (The)	3,158
276	Coca-Cola Enterprises, Inc.	10,099
36	Dr. Pepper Snapple Group, Inc.	1,772
29	PepsiCo, Inc.	2,359

		17,388

	Food & Staples Retailing — 0.6%
78	CVS Caremark Corp.	4,545

	Food Products — 2.7%
193	Archer-Daniels-Midland Co.	6,547
110	General Mills, Inc.	5,531
32	Kellogg Co.	2,082
189	Mondelez International, Inc., Class A	5,947

		20,107

	Household Products — 1.1%
22	Energizer Holdings, Inc.	2,125
33	Kimberly-Clark Corp.	3,405
34	Procter & Gamble Co. (The)	2,587

		8,117

	Tobacco — 1.4%
107	Philip Morris International, Inc.	10,190

	Total Consumer Staples	60,347

	Energy — 4.0%
	Energy Equipment & Services — 1.3%
63	Ensco plc, (United Kingdom), Class A	3,628
30	National Oilwell Varco, Inc.	1,937
58	Schlumberger Ltd.	4,302

		9,867

	Oil, Gas & Consumable Fuels — 2.7%
24	Anadarko Petroleum Corp.	2,017
20	Apache Corp.	1,485
90	Cheniere Energy, Inc. (a)	2,569
53	ConocoPhillips	3,216
38	Occidental Petroleum Corp.	3,376
61	Phillips 66	3,688
86	Williams Cos., Inc. (The)	3,283

		19,634

	Total Energy	29,501

	Financials — 20.5%
	Capital Markets — 2.6%
15	Goldman Sachs Group, Inc. (The)	2,140
179	Invesco Ltd.	5,694

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Capital Markets — Continued
177	Morgan Stanley	3,925
85	State Street Corp.	4,941
116	TD Ameritrade Holding Corp.	2,317

		19,017

	Commercial Banks — 2.8%
97	BB&T Corp.	2,982
35	CIT Group, Inc. (a)	1,501
83	Comerica, Inc.	3,005
212	Regions Financial Corp.	1,799
66	SunTrust Banks, Inc.	1,933
27	SVB Financial Group (a)	1,948
207	Wells Fargo & Co.	7,873

		21,041

	Consumer Finance — 0.3%
45	Capital One Financial Corp.	2,583

	Diversified Financial Services — 1.9%
463	Bank of America Corp.	5,698
106	Citigroup, Inc.	4,966
16	CME Group, Inc.	956
13	IntercontinentalExchange, Inc. (a)	2,167

		13,787

	Insurance — 5.6%
160	ACE Ltd., (Switzerland)	14,276
38	Aflac, Inc.	2,063
44	Aon plc, (United Kingdom)	2,649
136	Axis Capital Holdings Ltd., (Bermuda)	6,052
44	Everest Re Group Ltd., (Bermuda)	5,980
92	Hartford Financial Services Group, Inc.	2,590
213	MetLife, Inc.	8,317

		41,927

	Real Estate Investment Trusts (REITs) — 7.3%
21	Alexandria Real Estate Equities, Inc.	1,512
99	American Campus Communities, Inc.	4,433
111	Apartment Investment & Management Co., Class A	3,463
39	Boston Properties, Inc.	4,279
78	Brandywine Realty Trust	1,167
131	CBL & Associates Properties, Inc.	3,162
220	CubeSmart	3,872
44	Digital Realty Trust, Inc.	3,096
96	Education Realty Trust, Inc.	1,052
25	Equity Residential	1,463
70	HCP, Inc.	3,726

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
35	Highwoods Properties, Inc.	1,424
117	Kimco Realty Corp.	2,789
137	LaSalle Hotel Properties	3,545
68	Liberty Property Trust	2,923
49	National Retail Properties, Inc.	1,952
79	Post Properties, Inc.	3,920
35	Simon Property Group, Inc.	6,262

		54,040

	Total Financials	152,395

	Health Care — 10.5%
	Biotechnology — 4.2%
39	Alexion Pharmaceuticals, Inc. (a)	3,802
50	Biogen Idec, Inc. (a)	10,968
63	Celgene Corp. (a)	7,490
36	Onyx Pharmaceuticals, Inc. (a)	3,451
68	Vertex Pharmaceuticals, Inc. (a)	5,224

		30,935

	Health Care Equipment & Supplies — 2.2%
301	Boston Scientific Corp. (a)	2,255
139	CareFusion Corp. (a)	4,655
99	Covidien plc, (Ireland)	6,298
7	Intuitive Surgical, Inc. (a)	3,298

		16,506

	Health Care Providers & Services — 1.9%
59	DaVita HealthCare Partners, Inc. (a)	6,965
39	Humana, Inc.	2,912
71	UnitedHealth Group, Inc.	4,267

		14,144

	Health Care Technology — 0.5%
14	athenahealth, Inc. (a)	1,357
23	Cerner Corp. (a)	2,207

		3,564

	Life Sciences Tools & Services — 0.5%
18	Mettler-Toledo International, Inc. (a)	3,845

	Pharmaceuticals — 1.2%
24	Allergan, Inc.	2,771
64	Bristol-Myers Squibb Co.	2,538
46	Johnson & Johnson	3,886

		9,195

	Total Health Care	78,189

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Industrials — 12.5%
	Aerospace & Defense — 3.8%
121	Honeywell International, Inc.	8,913
208	United Technologies Corp.	18,975

		27,888

	Building Products — 0.4%
150	Masco Corp.	2,910

	Commercial Services & Supplies — 0.2%
51	Tyco International Ltd., (Switzerland)	1,645

	Construction & Engineering — 1.2%
151	Fluor Corp.	8,627

	Electrical Equipment — 1.5%
206	Emerson Electric Co.	11,413

	Machinery — 2.6%
21	Deere & Co.	1,875
230	PACCAR, Inc.	11,442
43	Pentair Ltd., (Switzerland)	2,335
45	SPX Corp.	3,368

		19,020

	Road & Rail — 2.4%
410	CSX Corp.	10,090
18	Norfolk Southern Corp.	1,355
45	Union Pacific Corp.	6,703

		18,148

	Trading Companies & Distributors — 0.4%
13	W.W. Grainger, Inc.	3,253

	Total Industrials	92,904

	Information Technology — 13.5%
	Communications Equipment — 1.2%
225	Cisco Systems, Inc.	4,696
70	QUALCOMM, Inc.	4,320

		9,016

	Computers & Peripherals — 0.2%
3	Apple, Inc.	1,505

	Internet Software & Services — 3.0%
79	eBay, Inc. (a)	4,160
5	Equinix, Inc. (a)	1,135
19	Google, Inc., Class A (a)	15,337
9	LinkedIn Corp., Class A (a)	1,671

		22,303

	IT Services — 1.0%
26	Cognizant Technology Solutions Corp., Class A (a)	1,691

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — Continued
91	Genpact Ltd.	1,689
19	Jack Henry & Associates, Inc.	886
20	Visa, Inc., Class A	3,420

		7,686

	Semiconductors & Semiconductor Equipment — 6.4%
160	Advanced Micro Devices, Inc. (a)	450
332	Applied Materials, Inc.	4,820
28	ASML Holding N.V., (Netherlands)	2,113
125	Avago Technologies Ltd., (Singapore)	3,998
270	Broadcom Corp., Class A	9,731
175	Freescale Semiconductor Ltd. (a)	2,703
63	KLA-Tencor Corp.	3,434
235	Lam Research Corp. (a)	10,871
225	LSI Corp. (a)	1,472
69	Micron Technology, Inc. (a)	649
80	Texas Instruments, Inc.	2,890
115	Xilinx, Inc.	4,362

		47,493

	Software — 1.7%
54	Adobe Systems, Inc. (a)	2,425
48	Citrix Systems, Inc. (a)	3,009
68	Microsoft Corp.	2,248
84	Oracle Corp.	2,767
27	Splunk, Inc. (a)	1,081
19	VMware, Inc., Class A (a)	1,304

		12,834

	Total Information Technology	100,837

	Materials — 5.7%
	Chemicals — 3.6%
173	Air Products & Chemicals, Inc.	15,027
119	Axiall Corp.	6,218
102	Dow Chemical Co. (The)	3,442
33	E.I. du Pont de Nemours & Co.	1,814

		26,501

	Containers & Packaging — 0.7%
86	Crown Holdings, Inc. (a)	3,679
13	Rock Tenn Co., Class A	1,312

		4,991

	Metals & Mining — 1.3%
848	Alcoa, Inc.	7,207
324	Alumina Ltd., (Australia), ADR (a)	1,294
78	Walter Energy, Inc.	1,405

		9,906

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Paper & Forest Products — 0.1%
24	International Paper Co.	1,142

	Total Materials	42,540

	Utilities — 5.5%
	Electric Utilities — 3.9%
107	Edison International	5,729
151	Exelon Corp.	5,668
95	NextEra Energy, Inc.	7,760
445	NV Energy, Inc.	9,622

		28,779

	Gas Utilities — 0.1%
28	AGL Resources, Inc.	1,241

	Multi-Utilities — 1.5%
111	NiSource, Inc.	3,417
92	Sempra Energy	7,581

		10,998

	Total Utilities	41,018

	Total Common Stocks (Cost $543,615)	703,875

Short- Term Investments — 4.7%
	Investment Company — 4.6%
34,398	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m)	34,398

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
1,035	U.S. Treasury Bills, 0.155%, 05/30/13 (k) (n)	1,035

	Total Short-Term Investments (Cost $35,433)	35,433

	Total Investments — 99.3% (Cost $579,048)	739,308
	Other Assets in Excess of Liabilities — 0.7%	4,775

	NET ASSETS — 100.0%	$744,083

SHARES
Short Positions — 94.3%
Common Stocks — 94.3%
	Consumer Discretionary — 13.1%
	Auto Components — 0.7%
20	Autoliv, Inc., (Sweden)	1,521
164	Gentex Corp.	3,687

		5,208

	Automobiles — 0.9%
497	Ford Motor Co.	6,807

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — 2.3%
142	Choice Hotels International, Inc.	5,539
119	Hyatt Hotels Corp., Class A (a)	5,074
60	McDonald’s Corp.	6,159

		16,772

	Household Durables — 0.4%
79	Toll Brothers, Inc. (a)	2,721

	Internet & Catalog Retail — 1.0%
36	Netflix, Inc. (a)	7,778

	Leisure Equipment & Products — 0.8%
60	Hasbro, Inc.	2,838
74	Mattel, Inc.	3,374

		6,212

	Media — 6.2%
42	Discovery Communications, Inc., Class A (a)	3,342
174	Gannett Co., Inc.	3,514
195	Interpublic Group of Cos., Inc. (The)	2,697
263	News Corp., Class B	8,169
164	Omnicom Group, Inc.	9,787
111	Scripps Networks Interactive, Inc., Class A	7,404
58	Walt Disney Co. (The)	3,639
17	Washington Post Co. (The), Class B	7,510

		46,062

	Specialty Retail — 0.8%
26	Bed Bath & Beyond, Inc. (a)	1,755
38	CarMax, Inc. (a)	1,763
23	O’Reilly Automotive, Inc. (a)	2,447

		5,965

	Total Consumer Discretionary	97,525

	Consumer Staples — 8.6%
	Beverages — 0.5%
56	Brown-Forman Corp., Class B	3,916

	Food & Staples Retailing — 2.0%
66	Safeway, Inc.	1,482
63	Walgreen Co.	3,114
136	Wal-Mart Stores, Inc.	10,593

		15,189

	Food Products — 2.7%
168	Hershey Co. (The)	14,992
61	Mead Johnson Nutrition Co.	4,939

		19,931

	Household Products — 1.1%
125	Church & Dwight Co., Inc.	7,954

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Personal Products — 0.8%
80	Estee Lauder Cos., Inc. (The), Class A	5,547

	Tobacco — 1.5%
309	Altria Group, Inc.	11,285

	Total Consumer Staples	63,822

	Energy — 4.3%
	Energy Equipment & Services — 1.2%
62	Diamond Offshore Drilling, Inc.	4,284
118	Nabors Industries Ltd., (Bermuda)	1,740
65	Tenaris S.A., (Luxembourg), ADR	2,903

		8,927

	Oil, Gas & Consumable Fuels — 3.1%
60	Chesapeake Energy Corp.	1,171
19	Chevron Corp.	2,330
98	CONSOL Energy, Inc.	3,287
35	Devon Energy Corp.	1,916
47	Exxon Mobil Corp.	4,209
44	Southwestern Energy Co. (a)	1,643
46	Spectra Energy Corp.	1,441
53	Tesoro Corp.	2,830
57	TransCanada Corp., (Canada)	2,822
96	WPX Energy, Inc. (a)	1,497

		23,146

	Total Energy	32,073

	Financials — 21.4%
	Capital Markets — 2.6%
59	Bank of New York Mellon Corp. (The)	1,656
11	BlackRock, Inc.	2,905
65	Federated Investors, Inc., Class B	1,494
41	Franklin Resources, Inc.	6,264
59	Northern Trust Corp.	3,187
56	T. Rowe Price Group, Inc.	4,074

		19,580

	Commercial Banks — 5.0%
122	BancorpSouth, Inc.	1,944
111	Bank of Hawaii Corp.	5,275
90	Commerce Bancshares, Inc.	3,611
92	Cullen/Frost Bankers, Inc.	5,582
143	Fifth Third Bancorp	2,434
191	First Horizon National Corp.	1,987
36	Prosperity Bancshares, Inc.	1,658
67	Trustmark Corp.	1,645
83	U.S. Bancorp	2,769
103	UMB Financial Corp.	5,182

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
524	Valley National Bancorp	4,713

		36,800

	Consumer Finance — 0.2%
40	Discover Financial Services	1,728

	Insurance — 6.0%
93	Allstate Corp. (The)	4,601
45	American International Group, Inc. (a)	1,855
65	Arch Capital Group Ltd., (Bermuda) (a)	3,428
75	Chubb Corp. (The)	6,588
69	Lincoln National Corp.	2,330
201	Progressive Corp. (The)	5,078
29	RenaissanceRe Holdings Ltd., (Bermuda)	2,751
89	Torchmark Corp.	5,493
74	Travelers Cos., Inc. (The)	6,320
98	W.R. Berkley Corp.	4,268
69	XL Group plc, (Ireland)	2,155

		44,867

	Real Estate Investment Trusts (REITs) — 7.1%
36	Coresite Realty Corp.	1,284
97	Corporate Office Properties Trust	2,818
606	DCT Industrial Trust, Inc.	4,745
45	DDR Corp.	831
50	EastGroup Properties, Inc.	3,135
60	Excel Trust, Inc.	915
82	Health Care REIT, Inc.	6,177
86	Hudson Pacific Properties, Inc.	1,962
109	Mack-Cali Realty Corp.	3,035
54	Mid-America Apartment Communities, Inc.	3,711
121	Realty Income Corp.	6,147
217	Senior Housing Properties Trust	6,178
78	Tanger Factory Outlet Centers	2,884
60	Vornado Realty Trust	5,245
119	Weingarten Realty Investors	4,065

		53,132

	Real Estate Management & Development — 0.5%
181	Brookfield Office Properties, Inc.	3,336

	Total Financials	159,443

	Health Care — 9.6%
	Biotechnology — 1.2%
60	Amgen, Inc.	6,200
23	Medivation, Inc. (a)	1,223
18	United Therapeutics Corp. (a)	1,182

		8,605

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Health Care Equipment & Supplies — 3.6%
21	Becton, Dickinson and Co.	1,980
33	C.R. Bard, Inc.	3,319
20	Edwards Lifesciences Corp. (a)	1,248
113	Medtronic, Inc.	5,280
69	Varian Medical Systems, Inc. (a)	4,508
134	Zimmer Holdings, Inc.	10,206

		26,541

	Health Care Providers & Services — 1.6%
51	Express Scripts Holding Co. (a)	3,040
25	Laboratory Corp. of America Holdings (a)	2,334
68	Tenet Healthcare Corp. (a)	3,091
51	WellPoint, Inc.	3,690

		12,155

	Health Care Technology — 0.2%
84	Quality Systems, Inc.	1,503

	Pharmaceuticals — 3.0%
78	AbbVie, Inc.	3,583
223	Eli Lilly & Co.	12,373
62	Forest Laboratories, Inc. (a)	2,301
85	Hospira, Inc. (a)	2,815
57	Pfizer, Inc.	1,645

		22,717

	Total Health Care	71,521

	Industrials — 12.0%
	Aerospace & Defense — 3.3%
62	Boeing Co. (The)	5,686
109	Lockheed Martin Corp.	10,791
94	Raytheon Co.	5,748
80	Textron, Inc.	2,060

		24,285

	Air Freight & Logistics — 0.5%
12	FedEx Corp.	1,147
34	United Parcel Service, Inc., Class B	2,875

		4,022

	Electrical Equipment — 1.1%
95	Rockwell Automation, Inc.	8,088

	Industrial Conglomerates — 2.1%
81	Danaher Corp.	4,936
485	General Electric Co.	10,813

		15,749

	Machinery — 2.7%
56	Caterpillar, Inc.	4,742

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
16	Cummins, Inc.	1,692
107	Dover Corp.	7,367
100	Illinois Tool Works, Inc.	6,471

		20,272

	Road & Rail — 1.8%
395	Heartland Express, Inc.	5,366
236	Knight Transportation, Inc.	3,684
189	Werner Enterprises, Inc.	4,348

		13,398

	Trading Companies & Distributors — 0.5%
75	Fastenal Co.	3,669

	Total Industrials	89,483

	Information Technology — 11.9%
	Computers & Peripherals — 0.7%
58	EMC Corp. (a)	1,290
54	Seagate Technology plc, (Ireland)	1,974
32	Western Digital Corp.	1,769

		5,033

	Internet Software & Services — 0.4%
84	AOL, Inc. (a)	3,257

	IT Services — 2.5%
25	Automatic Data Processing, Inc.	1,697
11	Fiserv, Inc. (a)	975
56	International Business Machines Corp.	11,383
43	Paychex, Inc.	1,566
114	SAIC, Inc.	1,702
67	Vantiv, Inc., Class A (a)	1,500

		18,823

	Office Electronics — 0.2%
133	Xerox Corp.	1,137

	Semiconductors & Semiconductor Equipment — 6.9%
86	Analog Devices, Inc.	3,792
143	Cypress Semiconductor Corp. (a)	1,444
495	Intel Corp.	11,850
103	Linear Technology Corp.	3,775
205	Marvell Technology Group Ltd., (Bermuda)	2,203
168	Maxim Integrated Products, Inc.	5,181
206	Microchip Technology, Inc.	7,499
207	NVIDIA Corp.	2,844
517	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	9,862
185	Teradyne, Inc. (a)	3,038

		51,488

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	21

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Software — 1.2%
396	Electronic Arts, Inc. (a)	6,978
24	Intuit, Inc.	1,443
11	Salesforce.com, Inc. (a)	469

		8,890

	Total Information Technology	88,628

	Materials — 7.0%
	Chemicals — 4.2%
53	Cabot Corp.	1,976
21	Celanese Corp., Series A,	1,018
45	Ecolab, Inc.	3,816
112	OM Group, Inc. (a)	2,747
12	PPG Industries, Inc.	1,795
90	Praxair, Inc.	10,298
10	Sherwin-Williams Co. (The)	1,740
46	Sigma-Aldrich Corp.	3,588
65	Valspar Corp. (The)	4,136

		31,114

	Construction Materials — 0.1%
13	Vulcan Materials Co.	671

	Containers & Packaging — 0.2%
40	MeadWestvaco Corp.	1,372

	Metals & Mining — 2.4%
281	Cliffs Natural Resources, Inc.	5,989
69	Freeport-McMoRan Copper & Gold, Inc.	2,106
217	Nucor Corp.	9,463

		17,558

SHARES	SECURITY DESCRIPTION	VALUE($)

	Paper & Forest Products — 0.1%
15	Domtar Corp., (Canada)	1,015

	Total Materials	51,730

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
162	AT&T, Inc.	6,050

	Utilities — 5.6%
	Electric Utilities — 1.8%
60	Entergy Corp.	4,260
66	FirstEnergy Corp.	3,080
127	Southern Co. (The)	6,120

		13,460

	Gas Utilities — 0.3%
38	National Fuel Gas Co.	2,383

	Multi-Utilities — 3.5%
168	Consolidated Edison, Inc.	10,706
40	Dominion Resources, Inc.	2,436
43	MDU Resources Group, Inc.	1,075
151	Public Service Enterprise Group, Inc.	5,514
134	Wisconsin Energy Corp.	6,036

		25,767

	Total Utilities	41,610

	Total Short Positions (Proceeds $610,295)	$701,885

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(85)	E-mini S&P 500	06/21/13	$(6,767)	$(26)

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

J.P. Morgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of April 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)

	Research Equity Long/Short Fund		Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$68,630		$704,910
Investments in affiliates, at value	15		34,398

Total investment securities, at value	68,645		739,308
Cash	7		61
Deposits at broker for securities sold short	51,848		706,453
Receivables:
Investment securities sold	1,511		19,001
Fund shares sold	247		1,081
Dividends from non-affiliates	42		446
Dividends from affiliates	—	(a)	2

Total Assets	122,300		1,466,352

LIABILITIES:
Payables:
Securities sold short, at value	52,344		701,885
Dividend expense to non-affiliates on securities sold short	38		487
Investment securities purchased	1,503		18,021
Interest expense to non-affiliates on securities sold short	—		56
Fund shares redeemed	1		732
Variation margin on futures contracts	—		17
Accrued liabilities:
Investment advisory fees	56		532
Shareholder servicing fees	11		85
Distribution fees	9		33
Custodian and accounting fees	11		14
Trustees’ and Chief Compliance Officer’s fees	—		1
Other	65		406

Total Liabilities	54,038		722,269

Net Assets	$68,262		$744,083

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

	Research Equity Long/Short Fund	Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$63,271	$755,689
Accumulated undistributed (distributions in excess of) net investment income	(1,434)	(22,748)
Accumulated net realized gains (losses)	1,091	(57,502)
Net unrealized appreciation (depreciation)	5,334	68,644

Total Net Assets	$68,262	$744,083

Net Assets:
Class A	$40,390	$106,375
Class B	—	584
Class C	537	16,914
Class R5	54	—
Institutional Class	—	332,506
Select Class	27,281	287,704

Total	$68,262	$744,083

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,506	7,289
Class B	—	42
Class C	34	1,206
Class R5	3	—
Institutional Class	—	21,954
Select Class	1,681	19,170

Net Asset Value (a) :
Class A — Redemption price per share	$16.12	$14.59
Class B — Offering price per share (b)	—	14.03
Class C — Offering price per share (b)	15.88	14.03
Class R5 — Offering and redemption price per share	16.33	—
Institutional Class — Offering and redemption price per share	—	15.15
Select Class — Offering and redemption price per share	16.23	15.01
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.01	$15.40

Cost of investments in non-affiliates	$55,849	$544,650
Cost of investments in affiliates	15	34,398
Proceeds from securities sold short	44,897	610,295

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

	Research Equity Long/Short Fund	Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1
Dividend income from non-affiliates	696	7,862
Dividend income from affiliates	— (a)	20

Total investment income	696	7,883

EXPENSES:
Investment advisory fees	384	4,684
Administration fees	26	317
Distribution fees:
Class A	50	139
Class B	—	2
Class C	2	68
Shareholder servicing fees:
Class A	50	139
Class B	—	1
Class C	1	23
Class R5	— (a)	—
Institutional Class	—	166
Select Class	26	359
Custodian and accounting fees	23	29
Professional fees	30	34
Interest expense to non-affiliates	—	— (a)
Trustees’ and Chief Compliance Officer’s fees	— (a)	5
Printing and mailing costs	—	43
Registration and filing fees	25	45
Transfer agent fees	27	417
Other	4	10
Dividend expense to non-affiliates on securities sold short	733	11,110
Interest expense to non-affiliates on securities sold short	42	351

Total expenses	1,423	17,942

Less amounts waived	(135)	(2,058)

Net expenses	1,288	15,884

Net investment income (loss)	(592)	(8,001)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,495	52,958
Futures	—	(737)
Securities sold short	(1,013)	(27,933)

Net realized gain (loss)	2,482	24,288

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	6,883	64,158
Futures	—	(122)
Securities sold short	(5,920)	(71,045)

Change in net unrealized appreciation/depreciation	963	(7,009)

Net realized/unrealized gains (losses)	3,445	17,279

Change in net assets resulting from operations	$2,853	$9,278

(a)	Amount rounds to less than $1, 000.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Research Equity Long/Short Fund		Research Market Neutral Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(592)	$(1,029)	$(8,001)	$(18,057)
Net realized gain (loss)	2,482	1,150	24,288	1,873
Change in net unrealized appreciation/depreciation	963	1,394	(7,009)	(6,646)

Change in net assets resulting from operations	2,853	1,515	9,278	(22,830)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	8,942	(19,376)	(29,716)	(265,967)

NET ASSETS:
Change in net assets	11,795	(17,861)	(20,438)	(288,797)
Beginning of period	56,467	74,328	764,521	1,053,318

End of period	$68,262	$56,467	$744,083	$764,521

Accumulated undistributed (distributions in excess of) net investment income	$(1,434)	$(842)	$(22,748)	$(14,747)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (Continued)

(Amounts in thousands)

	Research Equity Long/Short Fund		Research Market Neutral Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,851	$9,828	$21,239	$72,607
Cost of shares redeemed	(9,338)	(31,475)	(32,222)	(117,666)

Change in net assets resulting from Class A capital transactions	$(1,487)	$(21,647)	$(10,983)	$(45,059)

Class B
Proceeds from shares issued	$—	$—	$—	$— (a)
Cost of shares redeemed	—	—	(162)	(764)

Change in net assets resulting from Class B capital transactions	$—	$—	$(162)	$(764)

Class C
Proceeds from shares issued	$13	$151	$541	$3,102
Cost of shares redeemed	(76)	(246)	(3,061)	(10,666)

Change in net assets resulting from Class C capital transactions	$(63)	$(95)	$(2,520)	$(7,564)

Institutional Class
Proceeds from shares issued	$—	$—	$67,380	$205,349
Cost of shares redeemed	—	—	(76,851)	(374,134)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(9,471)	$(168,785)

Select Class
Proceeds from shares issued	$12,334	$10,906	$11,588	$135,449
Cost of shares redeemed	(1,842)	(8,540)	(18,168)	(179,244)

Change in net assets resulting from Select Class capital transactions	$10,492	$2,366	$(6,580)	$(43,795)

Total change in net assets resulting from capital transactions	$8,942	$(19,376)	$(29,716)	$(265,967)

SHARE TRANSACTIONS:
Class A
Issued	498	657	1,459	5,068
Redeemed	(592)	(2,129)	(2,215)	(8,243)

Change in Class A Shares	(94)	(1,472)	(756)	(3,175)

Class B
Issued	—	—	—	— (a)
Redeemed	—	—	(11)	(55)

Change in Class B Shares	—	—	(11)	(55)

Class C
Issued	1	10	38	225
Redeemed	(5)	(17)	(217)	(774)

Change in Class C Shares	(4)	(7)	(179)	(549)

Institutional Class
Issued	—	—	4,466	13,890
Redeemed	—	—	(5,098)	(25,425)

Change in Institutional Class Shares	—	—	(632)	(11,535)

Select Class
Issued	775	723	773	9,166
Redeemed	(115)	(574)	(1,214)	(12,238)

Change in Select Class Shares	660	149	(441)	(3,072)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Research Equity Long/Short Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$15.39	$(0.16	)(g)	$0.89	$0.73	$—
Year Ended October 31, 2012	14.88	(0.27	)(g)	0.78	0.51	—
Year Ended October 31, 2011	15.41	(0.33	)(g)	(0.18)	(0.51)	(0.02)
May 28, 2010 (h) through October 31, 2010	15.00	(0.13	)(g)	0.54	0.41	—

Class C
Six Months Ended April 30, 2013 (Unaudited)	15.20	(0.19	)(g)	0.87	0.68	—
Year Ended October 31, 2012	14.77	(0.34	)(g)	0.77	0.43	—
Year Ended October 31, 2011	15.38	(0.39	)(g)	(0.20)	(0.59)	(0.02)
May 28, 2010 (h) through October 31, 2010	15.00	(0.13	)(g)	0.51	0.38	—

Class R5
Six Months Ended April 30, 2013 (Unaudited)	15.56	(0.12	)(g)	0.89	0.77	—
Year Ended October 31, 2012	14.98	(0.21	)(g)	0.79	0.58	—
Year Ended October 31, 2011	15.44	(0.27	)(g)	(0.17)	(0.44)	(0.02)
May 28, 2010 (h) through October 31, 2010	15.00	(0.08	)(g)	0.52	0.44	—

Select Class
Six Months Ended April 30, 2013 (Unaudited)	15.48	(0.14	)(g)	0.89	0.75	—
Year Ended October 31, 2012	14.93	(0.24	)(g)	0.79	0.55	—
Year Ended October 31, 2011	15.43	(0.29	)(g)	(0.19)	(0.48)	(0.02)
May 28, 2010 (h) through October 31, 2010	15.00	(0.09	)(g)	0.52	0.43	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.75% and 2.19% for the six months ended April 30, 2013 and 1.75% and 2.09% for 2012 and 1.75% and 2.29% for 2011 and 1.75% and 3.24% for 2010; for Class C are 2.25% and 2.69% for the six months ended April 30, 2013 and 2.25% and 2.59% for 2012 and 2.25% and 2.73% for 2011 and 2.22% and 5.40% for 2010; for Class R5 are 1.30% and 1.74% for the six months ended April 30, 2013 and 1.30% and 1.64% for 2012 and 1.30% and 1.83% for 2011 and 1.28% and 5.22% for 2010; for Select Class are 1.50% and 1.93% for the six months ended April 30, 2013 and 1.50% and 1.83% for 2012 and 1.50% and 2.04% for 2011 and 1.48% and 5.39% for 2010, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$16.12	4.74%	$40,390	4.33%	(2.02)%	4.77%		50%	75%
15.39	3.43	40,031	3.97	(1.81)	4.31		92	159
14.88	(3.29)	60,605	4.09	(2.19)	4.63		151	255
15.41	2.73	54,311	3.73	(1.96)	5.22	(i)	63	313

15.88	4.47	537	4.87	(2.52)	5.31		50	75
15.20	2.91	578	4.47	(2.33)	4.81		92	159
14.77	(3.82)	657	4.59	(2.62)	5.07		151	255
15.38	2.53	156	4.03	(2.08)	7.21	(i)	63	313

16.33	4.95	54	3.86	(1.56)	4.30		50	75
15.56	3.87	52	3.50	(1.39)	3.84		92	159
14.98	(2.83)	50	3.64	(1.75)	4.17		151	255
15.44	2.93	51	3.16	(1.31)	7.10	(i)	63	313

16.23	4.84	27,281	3.89	(1.73)	4.32		50	75
15.48	3.68	15,806	3.68	(1.58)	4.01		92	159
14.93	(3.09)	13,016	3.84	(1.89)	4.38		151	255
15.43	2.87	5,197	3.36	(1.51)	7.27	(i)	63	313

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Research Market Neutral Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$14.44	$(0.18	)(h)	$0.33	$0.15	$—	$—	$—	$—
Year Ended October 31, 2012	14.71	(0.35	)(h)	0.08	(0.27)	—	—	—	—
Year Ended October 31, 2011	15.30	(0.35	)(h)	(0.24)	(0.59)	—	—	—	—
Year Ended October 31, 2010	15.39	(0.31	)(h)	0.37	0.06	—	(0.15)	—	(0.15)
Year Ended October 31, 2009	13.94	(0.25	)(h)	1.70	1.45	—	—	—	—
Year Ended October 31, 2008	14.49	0.10	(h)	(0.49)	(0.39)	(0.13)	—	(0.03)	(0.16)

Class B
Six Months Ended April 30, 2013 (Unaudited)	13.91	(0.21	)(h)	0.33	0.12	—	—	—	—
Year Ended October 31, 2012	14.25	(0.40	)(h)	0.06	(0.34)	—	—	—	—
Year Ended October 31, 2011	14.89	(0.41	)(h)	(0.23)	(0.64)	—	—	—	—
Year Ended October 31, 2010	15.05	(0.38	)(h)	0.37	(0.01)	—	(0.15)	—	(0.15)
Year Ended October 31, 2009	13.71	(0.32	)(h)	1.66	1.34	—	—	—	—
Year Ended October 31, 2008	14.27	0.02	(h)	(0.47)	(0.45)	(0.09)	—	(0.02)	(0.11)

Class C
Six Months Ended April 30, 2013 (Unaudited)	13.91	(0.21	)(h)	0.33	0.12	—	—	—	—
Year Ended October 31, 2012	14.25	(0.41	)(h)	0.07	(0.34)	—	—	—	—
Year Ended October 31, 2011	14.89	(0.40	)(h)	(0.24)	(0.64)	—	—	—	—
November 2, 2009 (k) through October 31, 2010	15.07	(0.36	)(h)	0.33	(0.03)	—	(0.15)	—	(0.15)

Institutional Class
Six Months Ended April 30, 2013 (Unaudited)	14.95	(0.14	)(h)	0.34	0.20	—	—	—	—
Year Ended October 31, 2012	15.16	(0.29	)(h)	0.08	(0.21)	—	—	—	—
Year Ended October 31, 2011	15.68	(0.27	)(h)	(0.25)	(0.52)	—	—	—	—
Year Ended October 31, 2010	15.69	(0.23	)(h)	0.37	0.14	—	(0.15)	—	(0.15)
Year Ended October 31, 2009	14.14	(0.19	)(h)	1.74	1.55	—	—	—	—
Year Ended October 31, 2008	14.67	0.18	(h)	(0.50)	(0.32)	(0.17)	—	(0.04)	(0.21)

Select Class
Six Months Ended April 30, 2013 (Unaudited)	14.83	(0.16	)(h)	0.34	0.18	—	—	—	—
Year Ended October 31, 2012	15.08	(0.32	)(h)	0.07	(0.25)	—	—	—	—
Year Ended October 31, 2011	15.64	(0.31	)(h)	(0.25)	(0.56)	—	—	—	—
November 2, 2009 (k) through October 31, 2010	15.70	(0.27	)(h)	0.36	0.09	—	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A 1.48% and 1.99% for the six months ended April 30, 2013 and 1.49% and 1.99% for 2012, 1.48% and 1.93% for 2011, 1.48% and 1.95% for 2010, 1.52% and 2.10% for 2009 and 1.51% and 2.37% for 2008; for Class B are 1.98% and 2.49% for the six months ending April 30, 2013 and 1.99% and 2.48% for 2012, 1.98% and 2.43% for 2011, 1.98% and 2.45% for 2010, 2.02% and 2.64% for 2009 and 2.01% and 2.87% for 2008; for Class C are 1.98% and 2.49% for the six months ended April 30, 2013 and 1.99% and 2.49% for 2012, 1.98% and 2.43% for 2011 and 1.99% and 2.45% for 2010; for Institutional Class are 0.98% and 1.59% for the six months ended April 30, 2013 and 0.99% and 1.59% for 2012, 0.98% and 1.53% for 2011, 0.98% and 1.55% for 2010, 1.02% and 1.72% for 2009 and 1.01% and 1.94% for 2008; for Select Class are 1.23% and 1.74% for the six months ended April 30, 2013 and 1.24% and 1.74% for 2012, 1.23% and 1.68% for 2011 and 1.23% and 1.70% for 2010, respectively.
(f)	Commencing with the period ended October 31, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to October 31, 2009, the Fund’s portfolio turnover calculation included short sales.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Includes interest expense (except interest expense on securities sold short) of 0.03%.
(j)	Includes interest expense (except interest expense on securities sold short) of 0.01%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding short sales) (b)(f)(g)	Portfolio turnover rate (including short sales) (b)(f)(g)

$14.59	1.04%	$106,375	4.55%		(2.44)%	5.05	%(h)	42%	78%
14.44	(1.84)	116,146	4.46		(2.47)	4.96		82	186
14.71	(3.86)	165,089	4.04		(2.32)	4.49		105	231
15.30	0.42	337,177	3.75		(2.02)	4.22		182	473
15.39	10.40	179,117	3.75	(i)	(1.66)	4.33		218	558
13.94	(2.72)	16,147	3.57	(j)	0.73	4.43		—	517

14.03	0.86	584	5.12		(2.97)	5.62		42	78
13.91	(2.39)	741	4.96		(2.93)	5.45		82	186
14.25	(4.30)	1,547	4.54		(2.82)	4.99		105	231
14.89	(0.04)	2,479	4.35		(2.57)	4.82		182	473
15.05	9.77	3,512	4.25	(i)	(2.21)	4.87		218	558
13.71	(3.18)	840	4.07	(j)	0.15	4.93		—	517

14.03	0.86	16,914	5.07		(2.95)	5.58		42	78
13.91	(2.39)	19,275	4.96		(2.97)	5.46		82	186
14.25	(4.30)	27,566	4.54		(2.79)	4.99		105	231
14.89	(0.17)	25,121	4.11		(2.46)	4.57		182	473

15.15	1.34	332,506	4.04		(1.94)	4.64		42	78
14.95	(1.39)	337,565	3.99		(1.98)	4.59		82	186
15.16	(3.32)	517,140	3.54		(1.79)	4.09		105	231
15.68	0.93	465,026	3.20		(1.49)	3.77		182	473
15.69	10.96	121,365	3.25	(i)	(1.21)	3.95		218	558
14.14	(2.20)	19,158	3.07	(j)	1.25	4.00		—	517

15.01	1.21	287,704	4.28		(2.19)	4.79		42	78
14.83	(1.66)	290,794	4.17		(2.19)	4.67		82	186
15.08	(3.58)	341,976	3.79		(2.06)	4.24		105	231
15.64	0.60	610,302	3.34		(1.73)	3.81		182	473

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Research Equity Long/Short Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Research Market Neutral Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

The investment objective of Research Equity Long/Short Fund is to seek to provide long term capital appreciation.

The investment objective of Research Market Neutral Fund is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Effective November 1, 2009, Class B Shares of the Research Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R5, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance and JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements

34	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

(“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Research Equity Long/Short Fund

	Level 1 Quote prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$68,645	$—	$—	$68,645

Total Liabilities (a)	$(52,344)	$—	$—	$(52,344)

Research Market Neutral Fund
	Level 1 Quote prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$738,273	$1,035	$—	$739,308

Total Liabilities (a)	$(701,885)	$—	$—	$(701,885)

Depreciation in Other Financial Instruments
Futures Contracts	$(26)	$—	$—	$(26)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures contracts collateral, the report values of which are evaluated prices. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2013.

B. Futures Contracts — The Research Market Neutral Fund uses index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2013 (amounts in thousands):

	Research Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$896	(a)
Average Notional Balance Short	5,849
Ending Notional Balance Long	—
Ending Notional Balance Short	6,767

(a)	Average for the period January 1, 2013 through January 31, 2013

C. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

At April 30, 2013, the Funds had outstanding short sales as listed on their SOIs.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publically available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

36	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for the Research Equity Long/Short Fund, and are generally declared and paid quarterly for the Research Market Neutral Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.25% of each Fund’s respective average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2013, the annualized effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Research Equity Long/Short Fund	0.25%	n/a	0.75%
Research Market Neutral Fund	0.25	0.75%	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sale Charge		CDSC
Research Equity Long/Short Fund	$1		$—	(a)
Research Market Neutral Fund	—	(a)	1

(a)	Amount rounds to less than $1,000.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Research Equity Long/Short Fund	0.25%	n/a	0.25%	0.05%	n/a	0.25%
Research Market Neutral Fund	0.25	0.25%	0.25	n/a	0.10%	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Research Equity Long/Short Fund	1.75%	n/a	2.25%	1.30%	n/a	1.50%
Research Market Neutral Fund	1.50	2.00%	2.00	n/a	1.00%	1.25

The expense limitation agreements were in effect for the six months ended April 30, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the six months ended April 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Research Equity Long/Short Fund	$94	$26	$15	$135
Research Market Neutral Fund	1,519	317	166	2,002

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2013 were as follows (amounts in thousands):

Research Equity Long/Short Fund	$—
Research Market Neutral Fund	56

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

38	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

The Funds may use related party broker-dealers. For the six months ended April 30, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Research Equity Long/Short Fund	$33,536	$31,731	$17,944	$13,437
Research Market Neutral Fund	293,986	364,082	204,071	255,940

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Research Equity Long/Short Fund	$55,864	$13,436	$655	$12,781
Research Market Neutral Fund	579,104	167,270	7,066	160,204

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Research Market Neutral Fund	$668	$—

At October 31, 2012, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2018	2019	Total
Research Equity Long/Short Fund	$—	$321	$321
Research Market Neutral Fund	6,154	37,038	43,192

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2013, or at any during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate 31.9% of the net assets of the Research Market Neutral Fund.

Additionally, Research Equity Long/Short Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

As of April 30, 2013, the Research Equity Long/Short Fund pledged a substantial portion of its assets to BNP Paribas for securities sold short and the Research Market Neutral Fund pledged substantially all of its assets to Goldman Sachs & Co. for securities sold short. For the Research Equity Long/Short Fund and the Research Market Neutral Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at BNP Paribas or Goldman Sachs & Co., respectively.

40	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2012, and continued to hold your shares at the end of the reporting period, April 30, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Research Equity Long/Short Fund
Class A
Actual	$1,000.00	$1,047.40	$21.98	4.33%
Hypothetical	1,000.00	1,003.32	21.51	4.33
Class C
Actual	1,000.00	1,044.70	24.69	4.87
Hypothetical	1,000.00	1,000.64	24.16	4.87
Class R5
Actual	1,000.00	1,049.50	19.62	3.86
Hypothetical	1,000.00	1,005.65	19.20	3.86
Select Class
Actual	1,000.00	1,048.40	19.76	3.89
Hypothetical	1,000.00	1,005.50	19.34	3.89

Research Market Neutral Fund
Class A
Actual	1,000.00	1,010.40	22.68	4.55
Hypothetical	1,000.00	1,002.23	22.59	4.55
Class B
Actual	1,000.00	1,008.60	25.50	5.12
Hypothetical	1,000.00	999.40	25.38	5.12
Class C
Actual	1,000.00	1,008.60	25.25	5.07
Hypothetical	1,000.00	999.65	25.14	5.07
Institutional Class
Actual	1,000.00	1,013.40	20.17	4.04
Hypothetical	1,000.00	1,004.76	20.08	4.04
Select Class
Actual	1,000.00	1,012.10	21.35	4.28
Hypothetical	1,000.00	1,003.57	21.26	4.28

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	41

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. April 2013.	SAN-SPEC-413

Semi-Annual Report

Highbridge Funds

April 30, 2013 (Unaudited)

Highbridge Statistical Market Neutral Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 17, 2013 (Unaudited)

Dear Shareholder:

Equity markets in most parts of the world posted strong returns for the six months ended April 30, 2013. This positive momentum has carried into May and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. China’s policy makers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

“Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers.”

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the ECB. Investors’ positive reaction to recent ECB policy announcements helped stocks of international developed countries outperform U.S. stocks during the six months ended April 30, 2013. Facing headwinds like the appreciating U.S. dollar, emerging markets stocks underperformed international developed and U.S. stocks during the reporting period.

U.S. Treasury Yields Remain Low

Despite a recent uptick, yields for U.S. Treasury securities remain near historically low levels. The yield for 10-year U.S. Treasury securities ended April 30, 2013 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.9%, respectively.

As the low interest rate environment persists, fixed income investors continue to turn to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Both of these asset classes posted positive absolute returns during the six months ended April 30, 2013, although more recently emerging market debt securities have underperformed other areas of the market.

Positive Signs for Stocks

The latest round of purchasing manager indices from around the world confirm that, while the global economy is certainly not booming, it is still clearly on a growth path. In particular, while near-recessionary conditions continue to face Europe, China appears to have picked up some momentum in recent months and Japan is, at least temporarily, looking stronger. For investors, the main point is that the “tail risks” of a financial crisis emanating from Europe or a crash-landing for the Chinese economy appear much less likely than a year ago.

Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, despite low interest rates and yields, there are opportunities in bond markets if investors expand their search to include all parts of the world.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2013	HIGHBRIDGE FUNDS	1

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	(0.47)%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.06%

Net Assets as of 4/30/2013 (In Thousands)	$472,668

INVESTMENT OBJECTIVE**

The Highbridge Statistical Market Neutral Fund (the “Fund”) seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing.

HOW DID THE MARKET PERFORM?

In most parts of the world, central banks continued their efforts to stimulate economic growth with accommodative policies. The European Central Bank committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. The U.S. Federal Reserve also remained committed to accommodative policies and U.S. equities received an additional boost from continued signs of a recovery in the housing market. The S&P 500 Index (the “Benchmark”) finished the reporting period with a 14.42% gain.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended April 30, 2013.

Highbridge Capital Management, LLC (“Highbridge”) used its four forecast themes — fundamental, relative value, event/news and technical/liquidity — to attempt to differentiate between attractive and unattractive stocks during the reporting period.

The Fund’s fundamental forecasts detracted from performance during the reporting period. Fundamental forecasts take a longer term perspective and attempt to identify companies that generate strong cash flows and efficiently use their capital base. The Fund’s technical/liquidity forecasts and event/news forecasts also detracted. Technical/liquidity forecasts are based on the idea that stock prices react to and correct short-term imbalances in supply and demand. The event/news forecasts attempt to identify and incorporate news and other real time information that may impact stock prices.

The Fund’s relative value forecast contributed positively to its returns. Relative value forecasts seek to identify stocks that appear mispriced relative to their peers based on financial statement information and the current prices.

HOW WAS THE FUND POSITIONED?

During the reporting period, Highbridge managed the Fund using its proprietary quantitative investment approach. The Fund focused on stock selection and relied on its four forecast themes, which the Fund’s portfolio managers believe should drive stock performance over time. The forecasting component of the process sought to identify equity securities expected to potentially outperform or underperform other equity securities with similar industry and risk characteristics. Highbridge selected the Fund’s holdings by balancing expected returns predicted by its forecasting model against expectations of common market risks and stock-specific risks in the Fund’s portfolio. Highbridge achieved this balance through the use of their proprietary optimization software. The Fund was rebalanced throughout each trading day using a proprietary electronic trading system. The Fund invested across mid- and large-cap U.S. stocks and attempted to generate returns based on the relative price movements of the positions in the Fund, and not the direction of the broad market.

2	HIGHBRIDGE FUNDS	APRIL 30, 2013

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	AES Corp. (The)	2.4%
2.	Computer Sciences Corp.	2.1
3.	Hill-Rom Holdings, Inc.	2.0
4.	Allscripts Healthcare Solutions, Inc.	1.9
5.	Alexion Pharmaceuticals, Inc.	1.9
6.	Apache Corp.	1.8
7.	General Dynamics Corp.	1.7
8.	Stone Energy Corp.	1.7
9.	Prudential Financial, Inc.	1.6
10.	Spirit Aerosystems Holdings, Inc., Class A	1.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Concur Technologies, Inc.	2.2%
2.	FMC Technologies, Inc.	2.1
3.	Colfax Corp.	2.1
4.	Microchip Technology, Inc.	1.8
5.	E.I. du Pont de Nemours & Co.	1.7
6.	HMS Holdings Corp.	1.7
7.	Campbell Soup Co.	1.6
8.	Illumina, Inc.	1.6
9.	American Express Co.	1.6
10.	Gulfport Energy Corp.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.7%
Health Care	15.8
Consumer Discretionary	12.8
Energy	12.5
Industrials	11.2
Financials	9.0
Utilities	3.8
Materials	3.4
Consumer Staples	1.8
Others (each less than 1.0%)	0.1
Short-Term Investment	8.9

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	21.5%
Consumer Discretionary	18.8
Energy	14.9
Health Care	12.6
Industrials	9.6
Financials	8.8
Materials	8.1
Consumer Staples	4.5
Utilities	1.0
Telecommunication Services	0.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles gener- ally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

APRIL 30, 2013	HIGHBRIDGE FUNDS	3

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/05
Without Sales Charge		(0.62)%	(1.57)%	(1.49)%	0.37%
With Sales Charge**		(5.86)	(6.71)	(2.54)	(0.36)
CLASS C SHARES	11/30/05
Without CDSC		(0.78)	(2.02)	(1.98)	(0.13)
With CDSC***		(1.78)	(3.02)	(1.98)	(0.13)
SELECT CLASS SHARES	11/30/05	(0.47)	(1.34)	(1.24)	0.62

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/05 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Statistical Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Index from November 30, 2005 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Market-Neutral Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	HIGHBRIDGE FUNDS	APRIL 30, 2013

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 101.4% (j)
		Common Stocks — 92.4%
		Consumer Discretionary — 13.1%
		Auto Components — 0.8%
35		Cooper Tire & Rubber Co.	871
110		Goodyear Tire & Rubber Co. (The) (a)	1,373
5		Lear Corp.	302
9		Tenneco, Inc. (a)	358
7		TRW Automotive Holdings Corp. (a)	426
7		Visteon Corp. (a)	403

			3,733

		Diversified Consumer Services — 0.9%
200		Apollo Group, Inc., Class A (a)	3,677
8		Hillenbrand, Inc.	211
1		Service Corp. International	23

			3,911

		Hotels, Restaurants & Leisure — 1.8%
3		Bally Technologies, Inc. (a)	139
1		Bob Evans Farms, Inc.	35
43		Brinker International, Inc.	1,687
—	(h)	Cheesecake Factory, Inc. (The)	12
4		Chipotle Mexican Grill, Inc. (a)	1,316
13		Cracker Barrel Old Country Store, Inc.	1,087
87		International Game Technology	1,470
10		Las Vegas Sands Corp.	589
—	(h)	Life Time Fitness, Inc. (a)	5
1		Marriott International, Inc., Class A	26
—	(h)	Marriott Vacations Worldwide Corp. (a)	4
82		MGM Resorts International (a)	1,163
—	(h)	Panera Bread Co., Class A (a)	29
—	(h)	Six Flags Entertainment Corp.	15
4		Starwood Hotels & Resorts Worldwide, Inc.	265
5		Texas Roadhouse, Inc.	128
8		Wyndham Worldwide Corp.	489

			8,459

		Household Durables — 2.1%
1		Mohawk Industries, Inc. (a)	100
351		PulteGroup, Inc. (a)	7,359
7		Toll Brothers, Inc. (a)	225
19		Whirlpool Corp.	2,222

			9,906

		Internet & Catalog Retail — 0.4%
15		Expedia, Inc.	823
5		HSN, Inc.	249
1		Liberty Interactive Corp., Class A (a)	11

SHARES		SECURITY DESCRIPTION	VALUE($)

		Internet & Catalog Retail — Continued
—	(h)	Liberty Ventures, Series A, (a)	36
—	(h)	priceline.com, Inc. (a)	209
15		Shutterfly, Inc. (a)	650

			1,978

		Media — 1.0%
14		AMC Networks, Inc., Class A (a)	883
1		Cablevision Systems Corp., Class A	12
12		CBS Corp. (Non-Voting), Class B	549
1		Charter Communications, Inc., Class A (a)	64
1		Cinemark Holdings, Inc.	16
3		Comcast Corp., Class A	120
83		CTC Media, Inc., (Russia)	1,034
21		DIRECTV (a)	1,215
—	(h)	Discovery Communications, Inc., Class A (a)	24
16		John Wiley & Sons, Inc., Class A	601
1		Lamar Advertising Co., Class A (a)	43
4		Madison Square Garden Co. (The), Class A (a)	223
1		New York Times Co. (The), Class A (a)	5
—	(h)	Viacom, Inc., Class B	26

			4,815

		Multiline Retail — 0.3%
7		Big Lots, Inc. (a)	265
2		Dillard’s, Inc., Class A	180
2		Dollar General Corp. (a)	104
20		Dollar Tree, Inc. (a)	974

			1,523

		Specialty Retail — 5.3%
16		Aaron’s, Inc.	446
44		Abercrombie & Fitch Co., Class A	2,172
54		Advance Auto Parts, Inc.	4,512
264		American Eagle Outfitters, Inc.	5,139
162		ANN, Inc. (a)	4,787
72		Best Buy Co., Inc.	1,878
2		Cabela’s, Inc. (a)	96
28		Children’s Place Retail Stores, Inc. (The) (a)	1,391
31		Dick’s Sporting Goods, Inc.	1,505
35		Express, Inc. (a)	635
21		Foot Locker, Inc.	729
2		Gap, Inc. (The)	62
—	(h)	Home Depot, Inc. (The)	7
1		Lowe’s Cos., Inc.	23
15		Men’s Wearhouse, Inc. (The)	490
70		Office Depot, Inc. (a)	271
6		Penske Automotive Group, Inc.	185

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	HIGHBRIDGE FUNDS	5

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Specialty Retail — Continued
7		Pier 1 Imports, Inc.	174
6		Staples, Inc.	73
8		Vitamin Shoppe, Inc. (a)	379

			24,954

		Textiles, Apparel & Luxury Goods — 0.5%
12		Crocs, Inc. (a)	192
11		Fossil, Inc. (a)	1,118
9		PVH Corp.	1,077

			2,387

		Total Consumer Discretionary	61,666

		Consumer Staples — 1.8%
		Beverages — 0.0% (g)
2		Constellation Brands, Inc., Class A (a)	77

		Food & Staples Retailing — 0.2%
8		Fresh Market, Inc. (The) (a)	337
7		Walgreen Co.	327
1		Wal-Mart Stores, Inc.	39
4		Whole Foods Market, Inc.	353

			1,056

		Food Products — 1.2%
38		Archer-Daniels-Midland Co.	1,305
2		Darling International, Inc. (a)	30
199		Dean Foods Co. (a)	3,806
—	(h)	Hillshire Brands Co.	7
5		Kraft Foods Group, Inc.	239
3		Mondelez International, Inc., Class A	82
32		Pilgrim’s Pride Corp. (a)	313

			5,782

		Household Products — 0.3%
—	(h)	Church & Dwight Co., Inc.	19
8		Colgate-Palmolive Co.	932
10		Harbinger Group, Inc. (a)	87
1		Kimberly-Clark Corp.	52
7		Spectrum Brands Holdings, Inc.	409

			1,499

		Tobacco — 0.1%
5		Lorillard, Inc.	223

		Total Consumer Staples	8,637

		Energy — 12.7%
		Energy Equipment & Services — 2.8%
1		Baker Hughes, Inc.	46
—	(h)	Bristow Group, Inc.	16

SHARES		SECURITY DESCRIPTION	VALUE($)

		Energy Equipment & Services — Continued
19		Exterran Holdings, Inc. (a)	494
1		Geospace Technologies Corp. (a)	67
8		Helmerich & Payne, Inc.	475
37		Hercules Offshore, Inc. (a)	272
357		ION Geophysical Corp. (a)	2,231
69		Key Energy Services, Inc. (a)	409
41		National Oilwell Varco, Inc.	2,662
27		Patterson-UTI Energy, Inc.	577
217		Superior Energy Services, Inc. (a)	5,977
1		Unit Corp. (a)	25

			13,251

		Oil, Gas & Consumable Fuels — 9.9%
38		Alon USA Energy, Inc.	627
1		Anadarko Petroleum Corp.	80
118		Apache Corp.	8,683
27		Cloud Peak Energy, Inc. (a)	521
10		Continental Resources, Inc. (a)	793
51		Delek U.S. Holdings, Inc.	1,841
520		Gran Tierra Energy, Inc., (Canada) (a)	2,874
2		Kinder Morgan, Inc.	80
12		Marathon Oil Corp.	399
29		Marathon Petroleum Corp.	2,293
217		Newfield Exploration Co. (a)	4,719
3		Northern Oil and Gas, Inc. (a)	36
219		Peabody Energy Corp.	4,397
—	(h)	Penn Virginia Corp.	—	(h)
55		Phillips 66	3,347
14		QEP Resources, Inc.	405
23		Rosetta Resources, Inc. (a)	982
86		SM Energy Co.	5,255
2		Southwestern Energy Co. (a)	74
401		Stone Energy Corp. (a)	7,917
1		Targa Resources Corp.	78
5		Valero Energy Corp.	190
90		W&T Offshore, Inc.	1,056
5		Whiting Petroleum Corp. (a)	204

			46,851

		Total Energy	60,102

		Financials — 9.1%
		Capital Markets — 0.7%
6		Affiliated Managers Group, Inc. (a)	974
1		American Capital Ltd. (a)	18
145		BGC Partners, Inc., Class A	827
10		Evercore Partners, Inc., Class A	383

SEE NOTES TO FINANCIAL STATEMENTS.

6	HIGHBRIDGE FUNDS	APRIL 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Capital Markets — Continued
—	(h)	Raymond James Financial, Inc.	14
6		SEI Investments Co.	179
—	(h)	State Street Corp.	1
17		Waddell & Reed Financial, Inc., Class A	712
3		Walter Investment Management Corp. (a)	110

			3,218

		Commercial Banks — 3.2%
—	(h)	Cathay General Bancorp	8
217		East West Bancorp, Inc.	5,281
510		Huntington Bancshares, Inc.	3,658
16		MB Financial, Inc.	404
21		Old National Bancorp	253
201		PrivateBancorp, Inc.	3,855
216		Regions Financial Corp.	1,834
2		SunTrust Banks, Inc.	53
—	(h)	Wintrust Financial Corp.	2

			15,348

		Consumer Finance — 0.2%
9		Discover Financial Services	391
38		Ezcorp, Inc., Class A (a)	635

			1,026

		Diversified Financial Services — 1.6%
13		McGraw Hill Financial, Inc.	681
109		Moody’s Corp.	6,619
3		NASDAQ OMX Group, Inc. (The)	74

			7,374

		Insurance — 2.2%
—	(h)	Allstate Corp. (The)	5
2		Berkshire Hathaway, Inc., Class B (a)	218
25		Brown & Brown, Inc.	765
3		Chubb Corp. (The)	291
2		Fidelity National Financial, Inc., Class A	48
2		First American Financial Corp.	65
4		Hanover Insurance Group, Inc. (The)	224
49		Hilltop Holdings, Inc. (a)	652
12		Old Republic International Corp.	159
129		Prudential Financial, Inc.	7,821

			10,248

		Real Estate Investment Trusts (REITs) — 0.4%
2		American Campus Communities, Inc.	104
—	(h)	BioMed Realty Trust, Inc.	2
1		Cousins Properties, Inc.	9
1		GEO Group, Inc. (The)	23

SHARES		SECURITY DESCRIPTION	VALUE($)

		Real Estate Investment Trusts (REITs) — Continued
6		Potlatch Corp.	280
—	(h)	Rayonier, Inc.	18
4		Simon Property Group, Inc.	694
4		Vornado Realty Trust	377
5		Weyerhaeuser Co.	154

			1,661

		Real Estate Management & Development — 0.0% (g)
2		Jones Lang LaSalle, Inc.	168

		Thrifts & Mortgage Finance — 0.8%
106		Ocwen Financial Corp. (a)	3,874

		Total Financials	42,917

		Health Care — 16.0%
		Biotechnology — 6.1%
2		Acorda Therapeutics, Inc. (a)	80
1		Aegerion Pharmaceuticals, Inc. (a)	53
91		Alexion Pharmaceuticals, Inc. (a)	8,941
1		Alnylam Pharmaceuticals, Inc. (a)	15
5		Amgen, Inc.	472
81		Ariad Pharmaceuticals, Inc. (a)	1,447
4		Biogen Idec, Inc. (a)	849
33		Celgene Corp. (a)	3,932
1		Celldex Therapeutics, Inc. (a)	16
6		Gilead Sciences, Inc. (a)	311
138		Myriad Genetics, Inc. (a)	3,854
32		Pharmacyclics, Inc. (a)	2,639
1		Regeneron Pharmaceuticals, Inc. (a)	258
2		Sarepta Therapeutics, Inc. (a)	58
77		Vertex Pharmaceuticals, Inc. (a)	5,926

			28,851

		Health Care Equipment & Supplies — 4.5%
—	(h)	Abbott Laboratories	7
12		Baxter International, Inc.	821
140		Boston Scientific Corp. (a)	1,047
—	(h)	C.R. Bard, Inc.	10
12		CareFusion Corp. (a)	405
10		Cyberonics, Inc. (a)	445
287		Hill-Rom Holdings, Inc.	9,775
3		Hologic, Inc. (a)	61
4		Intuitive Surgical, Inc. (a)	1,976
7		Masimo Corp.	139
149		St. Jude Medical, Inc.	6,137
3		Thoratec Corp. (a)	115
1		West Pharmaceutical Services, Inc.	83

			21,021

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	HIGHBRIDGE FUNDS	7

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Health Care Providers & Services — 2.4%
13		AmerisourceBergen Corp.	728
9		Brookdale Senior Living, Inc. (a)	224
1		Centene Corp. (a)	37
—	(h)	Community Health Systems, Inc.	4
2		DaVita HealthCare Partners, Inc. (a)	195
129		Express Scripts Holding Co. (a)	7,664
1		Hanger, Inc. (a)	34
12		Humana, Inc.	900
—	(h)	McKesson Corp.	10
45		Select Medical Holdings Corp.	373
2		VCA Antech, Inc. (a)	49
17		WellCare Health Plans, Inc. (a)	978

			11,196

		Health Care Technology — 1.9%
649		Allscripts Healthcare Solutions, Inc. (a)	8,980
7		MedAssets, Inc. (a)	131
2		Quality Systems, Inc.	44

			9,155

		Life Sciences Tools & Services — 0.4%
21		Agilent Technologies, Inc.	865
2		Bio-Rad Laboratories, Inc., Class A (a)	188
40		Bruker Corp. (a)	710
2		Charles River Laboratories International, Inc. (a)	87
2		Techne Corp.	133

			1,983

		Pharmaceuticals — 0.7%
23		Auxilium Pharmaceuticals, Inc. (a)	340
—	(h)	Eli Lilly & Co.	6
73		Endo Health Solutions, Inc. (a)	2,658
2		Merck & Co., Inc.	94
8		Pfizer, Inc.	237
1		Santarus, Inc. (a)	18
4		ViroPharma, Inc. (a)	119

			3,472

		Total Health Care	75,678

		Industrials — 11.4%
		Aerospace & Defense — 4.3%
1		Curtiss-Wright Corp.	48
251		Exelis, Inc.	2,802
111		General Dynamics Corp.	8,225
23		Huntington Ingalls Industries, Inc.	1,212
2		Lockheed Martin Corp.	164

SHARES		SECURITY DESCRIPTION	VALUE($)

		Aerospace & Defense — Continued
391		Spirit Aerosystems Holdings, Inc., Class A (a)	7,820

			20,271

		Air Freight & Logistics — 0.1%
2		Atlas Air Worldwide Holdings, Inc. (a)	93
9		C.H. Robinson Worldwide, Inc.	556
—	(h)	FedEx Corp.	19

			668

		Airlines — 0.1%
35		Southwest Airlines Co.	486

		Building Products — 0.4%
100		Masco Corp.	1,940

		Commercial Services & Supplies — 0.1%
12		ADT Corp. (The)	516
3		Brink’s Co. (The)	79
2		Deluxe Corp.	86
1		Herman Miller, Inc.	20
—	(h)	Steelcase, Inc., Class A	—	(h)

			701

		Construction & Engineering — 0.8%
11		AECOM Technology Corp. (a)	326
—	(h)	EMCOR Group, Inc.	4
23		Fluor Corp.	1,293
4		Granite Construction, Inc.	100
7		Jacobs Engineering Group, Inc. (a)	355
42		KBR, Inc.	1,263
12		Quanta Services, Inc. (a)	324
—	(h)	URS Corp.	9

			3,674

		Electrical Equipment — 0.1%
2		AMETEK, Inc.	92
5		Babcock & Wilcox Co. (The)	147
1		Emerson Electric Co.	39
4		General Cable Corp. (a)	140

			418

		Industrial Conglomerates — 0.7%
145		General Electric Co.	3,233

		Machinery — 3.4%
31		AGCO Corp.	1,633
4		Crane Co.	196
2		Cummins, Inc.	262
56		Gardner Denver, Inc.	4,235
2		Harsco Corp.	33

SEE NOTES TO FINANCIAL STATEMENTS.

8	HIGHBRIDGE FUNDS	APRIL 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Machinery — Continued
1		Manitowoc Co., Inc. (The)	19
6		Mueller Industries, Inc.	335
110		Oshkosh Corp. (a)	4,312
4		Parker Hannifin Corp.	342
1		SPX Corp.	53
23		Terex Corp. (a)	652
54		Timken Co.	2,813
7		Valmont Industries, Inc.	984
—	(h)	Woodward, Inc.	11

			15,880

		Marine — 0.0% (g)
—	(h)	Matson, Inc.	12

		Professional Services — 0.3%
50		Acacia Research Corp. (a)	1,190
—	(h)	FTI Consulting, Inc. (a)	13
—	(h)	IHS, Inc., Class A (a)	20

			1,223

		Road & Rail — 1.1%
76		Con-way, Inc.	2,583
1		Heartland Express, Inc.	7
19		Knight Transportation, Inc.	290
1		Old Dominion Freight Line, Inc. (a)	46
28		Ryder System, Inc.	1,655
38		Swift Transportation Co. (a)	529

			5,110

		Total Industrials	53,616

		Information Technology — 21.0%
		Communications Equipment — 2.9%
13		ARRIS Group, Inc. (a)	213
1,311		Brocade Communications Systems, Inc. (a)	7,632
4		Finisar Corp. (a)	50
24		JDS Uniphase Corp. (a)	318
1		Loral Space & Communications, Inc.	37
321		Polycom, Inc. (a)	3,367
31		QUALCOMM, Inc.	1,904

			13,521

		Computers & Peripherals — 0.7%
31		EMC Corp. (a)	703
89		Hewlett-Packard Co.	1,829
7		QLogic Corp. (a)	81
16		SanDisk Corp. (a)	819
1		Synaptics, Inc. (a)	20

			3,452

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electronic Equipment, Instruments & Components — 2.5%
—	(h)	Arrow Electronics, Inc. (a)	—	(h)
15		AVX Corp.	172
3		FLIR Systems, Inc.	66
422		Jabil Circuit, Inc.	7,517
1		Littelfuse, Inc.	40
63		OSI Systems, Inc. (a)	3,582
26		Sanmina Corp. (a)	331
—	(h)	Vishay Intertechnology, Inc. (a)	4

			11,712

		Internet Software & Services — 0.6%
63		Akamai Technologies, Inc. (a)	2,747
—	(h)	AOL, Inc. (a)	4
4		eBay, Inc. (a)	184
—	(h)	VeriSign, Inc. (a)	4

			2,939

		IT Services — 7.7%
32		Acxiom Corp. (a)	627
29		Cardtronics, Inc. (a)	806
70		Cognizant Technology Solutions Corp., Class A (a)	4,514
215		Computer Sciences Corp.	10,072
148		CoreLogic, Inc. (a)	4,030
1		DST Systems, Inc.	62
47		Global Payments, Inc.	2,163
16		Heartland Payment Systems, Inc.	524
6		iGATE Corp. (a)	106
277		Lender Processing Services, Inc.	7,691
—	(h)	NeuStar, Inc., Class A (a)	18
10		Syntel, Inc.	662
9		Teradata Corp. (a)	437
65		Total System Services, Inc.	1,547
22		Unisys Corp. (a)	426
179		Western Union Co. (The)	2,651

			36,336

		Semiconductors & Semiconductor Equipment — 3.9%
11		Atmel Corp. (a)	72
23		Broadcom Corp., Class A	843
4		Cavium, Inc. (a)	127
309		Cirrus Logic, Inc. (a)	5,972
272		LSI Corp. (a)	1,780
26		MEMC Electronic Materials, Inc. (a)	142
15		Micron Technology, Inc. (a)	140
7		Microsemi Corp. (a)	151
—	(h)	NVIDIA Corp.	1

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	HIGHBRIDGE FUNDS	9

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Semiconductors & Semiconductor Equipment — Continued
55		ON Semiconductor Corp. (a)	435
69		PMC-Sierra, Inc. (a)	396
403		RF Micro Devices, Inc. (a)	2,261
286		Skyworks Solutions, Inc. (a)	6,313

			18,633

		Software — 2.7%
27		Activision Blizzard, Inc.	408
6		Advent Software, Inc. (a)	181
2		Autodesk, Inc. (a)	84
17		CA, Inc.	467
1		Cadence Design Systems, Inc. (a)	14
55		Citrix Systems, Inc. (a)	3,406
1		CommVault Systems, Inc. (a)	61
15		Fair Isaac Corp.	721
15		Informatica Corp. (a)	485
1		Manhattan Associates, Inc. (a)	49
—	(h)	Mentor Graphics Corp.	4
2		Oracle Corp.	59
—	(h)	Pegasystems, Inc.	3
6		QLIK Technologies, Inc. (a)	146
2		Red Hat, Inc. (a)	110
59		Rovi Corp. (a)	1,383
2		SolarWinds, Inc. (a)	86
221		TIBCO Software, Inc. (a)	4,280
—	(h)	Verint Systems, Inc. (a)	15
13		VMware, Inc., Class A (a)	905

			12,867

		Total Information Technology	99,460

		Materials — 3.4%
		Chemicals — 2.4%
8		Ashland, Inc.	674
29		Axiall Corp.	1,522
23		Celanese Corp., Series A,	1,153
38		CF Industries Holdings, Inc.	7,107
13		Chemtura Corp. (a)	268
2		Cytec Industries, Inc.	174
—	(h)	H.B. Fuller Co.	7
6		Huntsman Corp.	107
—	(h)	Minerals Technologies, Inc.	16
2		PolyOne Corp.	50
6		Westlake Chemical Corp.	492

			11,570

		Construction Materials — 0.1%
6		Vulcan Materials Co.	276

SHARES		SECURITY DESCRIPTION	VALUE($)

		Containers & Packaging — 0.0% (g)
—	(h)	Aptargroup, Inc.	5
1		MeadWestvaco Corp.	38
4		Sealed Air Corp.	80

			123

		Metals & Mining — 0.4%
11		Allied Nevada Gold Corp. (a)	119
—	(h)	AMCOL International Corp.	2
73		SunCoke Energy, Inc. (a)	1,108
31		Walter Energy, Inc.	555

			1,784

		Paper & Forest Products — 0.5%
3		Domtar Corp., (Canada)	202
9		International Paper Co.	415
97		Louisiana-Pacific Corp. (a)	1,759

			2,376

		Total Materials	16,129

		Telecommunication Services — 0.1%
		Wireless Telecommunication Services — 0.1%
6		Crown Castle International Corp. (a)	428
1		Telephone & Data Systems, Inc.	12

		Total Telecommunication Services	440

		Utilities — 3.8%
		Electric Utilities — 0.8%
17		Edison International	899
1		El Paso Electric Co.	45
97		Great Plains Energy, Inc.	2,343
—	(h)	OGE Energy Corp.	6
2		PNM Resources, Inc.	46
—	(h)	UNS Energy Corp.	5
21		Xcel Energy, Inc.	681

			4,025

		Gas Utilities — 0.0% (g)
1		National Fuel Gas Co.	67

		Independent Power Producers & Energy Traders — 2.5%
846		AES Corp. (The)	11,725

		Multi-Utilities — 0.5%
13		Ameren Corp.	456
51		CenterPoint Energy, Inc.	1,265
3		CMS Energy Corp.	93
5		DTE Energy Co.	352
5		MDU Resources Group, Inc.	120
—	(h)	SCANA Corp.	5

SEE NOTES TO FINANCIAL STATEMENTS.

10	HIGHBRIDGE FUNDS	APRIL 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Multi-Utilities — Continued
—	(h)	Sempra Energy	8
—	(h)	Vectren Corp.	4

			2,303

		Water Utilities — 0.0% (g)
—	(h)	American Water Works Co., Inc.	11
—	(h)	Aqua America, Inc.	2

			13

		Total Utilities	18,133

		Total Common Stocks (Cost $409,689)	436,778

Short-Term Investment — 9.0%
		Investment Company — 9.0%
42,589		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (Cost $42,589)	42,589

		Total Investments — 101.4% (Cost $452,278)	479,367
		Liabilities in Excess of Other Assets — (1.4)%	(6,699)

		NET ASSETS — 100.0%	$472,668

Short Positions — 97.1%
		Common Stocks — 97.1%
		Consumer Discretionary — 18.3%
		Auto Components — 0.7%
39		Autoliv, Inc., (Sweden)	3,000
1		Dana Holding Corp.	17
10		Dorman Products, Inc.	360
4		Johnson Controls, Inc.	138

			3,515

		Automobiles — 0.3%
30		General Motors Co. (a)	936
11		Harley-Davidson, Inc.	589

			1,525

		Diversified Consumer Services — 1.3%
18		DeVry, Inc.	515
2		Grand Canyon Education, Inc. (a)	54
192		H&R Block, Inc.	5,325
4		Sotheby’s	147

			6,041

		Hotels, Restaurants & Leisure — 0.4%
2		Choice Hotels International, Inc.	59
1		DineEquity, Inc.	38
4		International Speedway Corp., Class A	124

SHARES		SECURITY DESCRIPTION	VALUE($)

		Hotels, Restaurants & Leisure — Continued
1		Papa John’s International, Inc. (a)	53
20		Penn National Gaming, Inc. (a)	1,182
13		Pinnacle Entertainment, Inc. (a)	249

			1,705

		Household Durables — 1.6%
3		D.R. Horton, Inc.	79
59		KB Home	1,331
48		Lennar Corp., Class A	1,976
—	(h)	Ryland Group, Inc. (The)	9
6		Standard Pacific Corp. (a)	57
77		Tempur-Pedic International, Inc. (a)	3,722
3		Tupperware Brands Corp.	267

			7,441

		Internet & Catalog Retail — 2.2%
10		Amazon.com, Inc. (a)	2,538
28		Netflix, Inc. (a)	6,064
34		TripAdvisor, Inc. (a)	1,767

			10,369

		Leisure Equipment & Products — 0.5%
3		Brunswick Corp.	89
36		Hasbro, Inc.	1,726
17		Mattel, Inc.	774

			2,589

		Media — 4.2%
101		DreamWorks Animation SKG, Inc., Class A (a)	1,943
1		Gannett Co., Inc.	19
334		Interpublic Group of Cos., Inc. (The)	4,624
4		Meredith Corp.	138
38		News Corp., Class B	1,177
31		Omnicom Group, Inc.	1,876
21		Sinclair Broadcast Group, Inc., Class A	576
1,353		Sirius XM Radio, Inc.	4,398
203		Starz-Liberty Capital (a)	4,737
7		Valassis Communications, Inc.	189

			19,677

		Multiline Retail — 1.1%
62		Family Dollar Stores, Inc.	3,782
72		J.C. Penney Co., Inc. (a)	1,178
4		Sears Canada, Inc., (Canada)	42
—	(h)	Sears Holdings Corp. (a)	11

			5,013

		Specialty Retail — 3.4%
24		Barnes & Noble, Inc. (a)	439

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	HIGHBRIDGE FUNDS	11

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Specialty Retail — Continued
132	CarMax, Inc. (a)	6,100
12	Conn’s, Inc. (a)	535
37	GameStop Corp., Class A	1,305
11	Guess?, Inc.	291
28	Jos. A. Bank Clothiers, Inc. (a)	1,229
6	Lithia Motors, Inc., Class A	298
7	Lumber Liquidators Holdings, Inc. (a)	576
8	Monro Muffler Brake, Inc.	328
2	Rent-A-Center, Inc.	62
6	Ross Stores, Inc.	380
1	Select Comfort Corp. (a)	28
47	Tiffany & Co.	3,463
12	Tractor Supply Co.	1,297

		16,331

	Textiles, Apparel & Luxury Goods — 2.6%
23	Coach, Inc.	1,361
2	Deckers Outdoor Corp. (a)	99
113	Fifth & Pacific Cos., Inc. (a)	2,325
6	Hanesbrands, Inc. (a)	281
41	Lululemon Athletica, Inc., (Canada) (a)	3,113
529	Quiksilver, Inc. (a)	3,562
17	Under Armour, Inc., Class A (a)	966
1	V.F. Corp.	198
6	Wolverine World Wide, Inc.	297

		12,202

	Total Consumer Discretionary	86,408

	Consumer Staples — 4.4%
	Beverages — 0.6%
9	Boston Beer Co., Inc. (The), Class A (a)	1,510
2	Dr. Pepper Snapple Group, Inc.	88
20	Monster Beverage Corp. (a)	1,142

		2,740

	Food & Staples Retailing — 0.4%
27	Harris Teeter Supermarkets, Inc.	1,115
1	Pricesmart, Inc.	101
21	Safeway, Inc.	481
8	Sysco Corp.	266

		1,963

	Food Products — 2.7%
157	Campbell Soup Co.	7,307
18	Dole Food Co., Inc. (a)	197
58	Flowers Foods, Inc.	1,916
31	Hain Celestial Group, Inc. (The) (a)	2,046

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — Continued
18		McCormick & Co., Inc. (Non-Voting)	1,318

			12,784

		Household Products — 0.4%
18		Energizer Holdings, Inc.	1,772

		Personal Products — 0.3%
5		Estee Lauder Cos., Inc. (The), Class A	354
22		Nu Skin Enterprises, Inc., Class A	1,134
5		Prestige Brands Holdings, Inc. (a)	124

			1,612

		Tobacco — 0.0% (g)
—	(h)	Reynolds American, Inc.	10
2		Vector Group Ltd.	36

			46

		Total Consumer Staples	20,917

		Energy — 14.5%
		Energy Equipment & Services — 5.4%
13		Cameron International Corp. (a)	782
3		CARBO Ceramics, Inc.	233
6		Dresser-Rand Group, Inc. (a)	310
179		FMC Technologies, Inc. (a)	9,745
16		Gulfmark Offshore, Inc., Class A	686
7		Halliburton Co.	295
86		Helix Energy Solutions Group, Inc. (a)	1,976
29		Hornbeck Offshore Services, Inc. (a)	1,304
67		Lufkin Industries, Inc.	5,896
—	(h)	Oceaneering International, Inc.	28
5		Oil States International, Inc. (a)	410
1		SEACOR Holdings, Inc.	43
68		Tidewater, Inc.	3,550

			25,258

		Oil, Gas & Consumable Fuels — 9.1%
19		Alpha Natural Resources, Inc. (a)	142
28		Approach Resources, Inc. (a)	669
261		Arch Coal, Inc.	1,266
—	(h)	Berry Petroleum Co., Class A	8
13		Bill Barrett Corp. (a)	267
198		Cheniere Energy, Inc. (a)	5,635
6		Chevron Corp.	682
38		Cimarex Energy Co.	2,809
249		Cobalt International Energy, Inc. (a)	6,956
50		Denbury Resources, Inc. (a)	888
1		EPL Oil & Gas, Inc. (a)	43
114		EXCO Resources, Inc.	828

SEE NOTES TO FINANCIAL STATEMENTS.

12	HIGHBRIDGE FUNDS	APRIL 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Oil, Gas & Consumable Fuels — Continued
136		Gulfport Energy Corp. (a)	7,103
—	(h)	Halcon Resources Corp. (a)	3
4		Hess Corp.	292
42		Occidental Petroleum Corp.	3,729
118		PDC Energy, Inc. (a)	5,099
45		Pioneer Natural Resources Co.	5,540
5		Range Resources Corp.	381
1		Williams Cos., Inc. (The)	47
20		World Fuel Services Corp.	795

			43,182

		Total Energy	68,440

		Financials — 8.5%
		Capital Markets — 1.0%
—	(h)	BlackRock, Inc.	17
1		Cohen & Steers, Inc.	21
32		E*TRADE Financial Corp. (a)	326
53		Eaton Vance Corp.	2,111
3		Federated Investors, Inc., Class B	67
3		Financial Engines, Inc.	114
4		Greenhill & Co., Inc.	195
2		Legg Mason, Inc.	75
2		LPL Financial Holdings, Inc.	52
37		Northern Trust Corp.	2,011

			4,989

		Commercial Banks — 1.9%
—	(h)	Associated Banc-Corp.	1
26		CapitalSource, Inc.	230
43		City National Corp.	2,472
1		Comerica, Inc.	47
2		Commerce Bancshares, Inc.	76
1		Cullen/Frost Bankers, Inc.	30
8		First Financial Bankshares, Inc.	411
130		First Horizon National Corp.	1,349
—	(h)	FirstMerit Corp.	5
1		Hancock Holding Co.	36
3		SVB Financial Group (a)	194
79		TCF Financial Corp.	1,148
—	(h)	United Bankshares, Inc.	2
80		Valley National Bancorp	719
90		Zions Bancorp	2,214

			8,934

		Consumer Finance — 1.8%
105		American Express Co.	7,194
11		Credit Acceptance Corp. (a)	1,097

SHARES		SECURITY DESCRIPTION	VALUE($)

		Consumer Finance — Continued
1		World Acceptance Corp. (a)	129

			8,420

		Diversified Financial Services — 2.3%
42		IntercontinentalExchange, Inc. (a)	6,817
125		Leucadia National Corp.	3,865
—	(h)	PHH Corp. (a)	6

			10,688

		Insurance — 1.1%
2		Aflac, Inc.	82
26		Amtrust Financial Services, Inc.	835
27		Hartford Financial Services Group, Inc.	770
2		Lincoln National Corp.	75
1		Markel Corp. (a)	268
—	(h)	Mercury General Corp.	5
18		Principal Financial Group, Inc.	648
1		RLI Corp.	89
49		StanCorp Financial Group, Inc.	2,123
10		Unum Group	266

			5,161

		Real Estate Investment Trusts (REITs) — 0.4%
17		Corrections Corp. of America	618
19		GEO Group, Inc. (The)	700
—	(h)	Health Care REIT, Inc.	7
16		Omega Healthcare Investors, Inc.	527
—	(h)	Realty Income Corp.	10
—	(h)	Sabra Health Care REIT, Inc.	3
—	(h)	Ventas, Inc.	8

			1,873

		Real Estate Management & Development — 0.0% (g)
2		Forest City Enterprises, Inc., Class A (a)	38

		Thrifts & Mortgage Finance — 0.0% (g)
5		MGIC Investment Corp. (a)	29
22		Radian Group, Inc.	257

			286

		Total Financials	40,389

		Health Care — 12.2%
		Biotechnology — 2.0%
7		BioMarin Pharmaceutical, Inc. (a)	455
14		Cepheid, Inc. (a)	534
46		ImmunoGen, Inc. (a)	734
32		Ironwood Pharmaceuticals, Inc. (a)	482
211		Isis Pharmaceuticals, Inc. (a)	4,724
3		NPS Pharmaceuticals, Inc. (a)	46

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	HIGHBRIDGE FUNDS	13

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Biotechnology — Continued
5		Seattle Genetics, Inc. (a)	167
42		Theravance, Inc. (a)	1,401
15		United Therapeutics Corp. (a)	993

			9,536

		Health Care Equipment & Supplies — 2.7%
—	(h)	Abaxis, Inc.	20
6		Cooper Cos., Inc. (The)	717
53		DexCom, Inc. (a)	864
15		Edwards Lifesciences Corp. (a)	962
63		HeartWare International, Inc. (a)	6,100
2		IDEXX Laboratories, Inc. (a)	191
95		Insulet Corp. (a)	2,396
4		Neogen Corp. (a)	206
25		ResMed, Inc.	1,217
1		Varian Medical Systems, Inc. (a)	87
1		Wright Medical Group, Inc. (a)	19
—	(h)	Zimmer Holdings, Inc.	15

			12,794

		Health Care Providers & Services — 2.3%
4		Aetna, Inc.	254
6		Air Methods Corp.	208
2		Chemed Corp.	163
11		Laboratory Corp. of America Holdings (a)	983
14		MEDNAX, Inc. (a)	1,265
1		Omnicare, Inc.	44
30		Owens & Minor, Inc.	969
60		Tenet Healthcare Corp. (a)	2,710
60		Universal Health Services, Inc., Class B	3,965
4		WellPoint, Inc.	279

			10,840

		Health Care Technology — 3.3%
70		athenahealth, Inc. (a)	6,747
2		Cerner Corp. (a)	185
309		HMS Holdings Corp. (a)	7,795
11		Medidata Solutions, Inc. (a)	745

			15,472

		Life Sciences Tools & Services — 1.6%
112		Illumina, Inc. (a)	7,270
—	(h)	Mettler-Toledo International, Inc. (a)	42
—	(h)	PAREXEL International Corp. (a)	4
4		PerkinElmer, Inc.	117

			7,433

SHARES		SECURITY DESCRIPTION	VALUE($)

		Pharmaceuticals — 0.3%
38		Akorn, Inc. (a)	573
16		Hospira, Inc. (a)	525
8		Impax Laboratories, Inc. (a)	136
—	(h)	Medicines Co. (The) (a)	7
7		Nektar Therapeutics (a)	80
30		Vivus, Inc. (a)	402

			1,723

		Total Health Care	57,798

		Industrials — 9.4%
		Aerospace & Defense — 0.5%
—	(h)	Boeing Co. (The)	36
—	(h)	DigitalGlobe, Inc. (a)	3
10		Esterline Technologies Corp. (a)	748
11		Hexcel Corp. (a)	339
3		L-3 Communications Holdings, Inc.	237
1		Moog, Inc., Class A (a)	37
10		Northrop Grumman Corp.	768
3		Raytheon Co.	153

			2,321

		Air Freight & Logistics — 0.0% (g)
—	(h)	Forward Air Corp.	9

		Airlines — 0.2%
3		Alaska Air Group, Inc. (a)	189
50		JetBlue Airways Corp. (a)	342
14		United Continental Holdings, Inc. (a)	450

			981

		Building Products — 0.1%
1		Lennox International, Inc.	87
7		Simpson Manufacturing Co., Inc.	207
13		USG Corp. (a)	344

			638

		Commercial Services & Supplies — 1.0%
21		Copart, Inc. (a)	752
44		HNI Corp.	1,522
26		Interface, Inc.	433
2		Iron Mountain, Inc.	57
61		Mobile Mini, Inc. (a)	1,715
5		Pitney Bowes, Inc.	71
—	(h)	Rollins, Inc.	—	(h)
4		United Stationers, Inc.	122
—	(h)	Waste Management, Inc.	4

			4,676

SEE NOTES TO FINANCIAL STATEMENTS.

14	HIGHBRIDGE FUNDS	APRIL 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Electrical Equipment — 1.1%
33		Acuity Brands, Inc.	2,394
41		Belden, Inc.	2,008
14		Eaton Corp. plc, (Ireland)	860
—	(h)	EnerSys, Inc. (a)	3
—	(h)	Generac Holdings, Inc.	15

			5,280

		Machinery — 4.8%
30		Actuant Corp., Class A	952
1		Barnes Group, Inc.	27
—	(h)	Briggs & Stratton Corp.	2
25		Chart Industries, Inc. (a)	2,114
206		Colfax Corp. (a)	9,634
57		Deere & Co.	5,075
—	(h)	Donaldson Co., Inc.	15
1		Illinois Tool Works, Inc.	32
1		Joy Global, Inc.	30
—	(h)	Lincoln Electric Holdings, Inc.	1
6		Navistar International Corp. (a)	186
1		Nordson Corp.	90
71		PACCAR, Inc.	3,513
32		Titan International, Inc.	703
1		Trimas Corp. (a)	15
—	(h)	Wabtec Corp.	11

			22,400

		Marine — 0.1%
3		Kirby Corp. (a)	249

		Professional Services — 0.2%
—	(h)	Advisory Board Co. (The) (a)	—	(h)
8		Dun & Bradstreet Corp. (The)	708
2		Equifax, Inc.	119
—	(h)	Robert Half International, Inc.	3

			830

		Road & Rail — 0.9%
109		Avis Budget Group, Inc. (a)	3,132
37		Hertz Global Holdings, Inc. (a)	882
4		Kansas City Southern	382

			4,396

		Trading Companies & Distributors — 0.5%
14		Beacon Roofing Supply, Inc. (a)	518
25		Fastenal Co.	1,236
—	(h)	TAL International Group, Inc.	7
8		Watsco, Inc.	668

			2,429

		Total Industrials	44,209

SHARES		SECURITY DESCRIPTION	VALUE($)

		Information Technology — 20.8%
		Communications Equipment — 1.5%
84		ADTRAN, Inc.	1,773
4		F5 Networks, Inc. (a)	270
48		InterDigital, Inc.	2,154
12		Motorola Solutions, Inc.	689
10		Plantronics, Inc.	449
9		Riverbed Technology, Inc. (a)	126
52		Sonus Networks, Inc. (a)	109
34		ViaSat, Inc. (a)	1,650

			7,220

		Computers & Peripherals — 1.1%
7		Apple, Inc.	3,310
50		Lexmark International, Inc., Class A	1,506
3		NetApp, Inc. (a)	118

			4,934

		Electronic Equipment, Instruments & Components — 3.3%
10		Amphenol Corp., Class A	770
22		Anixter International, Inc.	1,555
7		Cognex Corp.	280
1		Coherent, Inc.	31
28		Dolby Laboratories, Inc., Class A	907
8		FEI Co.	498
64		Ingram Micro, Inc., Class A (a)	1,132
40		IPG Photonics Corp.	2,535
13		Molex, Inc.	369
59		National Instruments Corp.	1,605
11		Trimble Navigation Ltd. (a)	304
181		Universal Display Corp. (a)	5,690

			15,676

		Internet Software & Services — 2.0%
3		CoStar Group, Inc. (a)	292
12		Dealertrack Technologies, Inc. (a)	337
1		Facebook, Inc., Class A (a)	20
—	(h)	j2 Global, Inc.	1
19		Liquidity Services, Inc. (a)	616
16		MercadoLibre, Inc., (Argentina)	1,633
4		NIC, Inc.	69
43		OpenTable, Inc. (a)	2,376
1		ValueClick, Inc. (a)	31
165		Yahoo!, Inc. (a)	4,090

			9,465

		IT Services — 2.1%
2		Alliance Data Systems Corp. (a)	345
28		Automatic Data Processing, Inc.	1,912

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	HIGHBRIDGE FUNDS	15

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		IT Services — Continued
—	(h)	Booz Allen Hamilton Holding Corp.	3
3		CACI International, Inc., Class A (a)	147
2		ExlService Holdings, Inc. (a)	51
—	(h)	International Business Machines Corp.	81
7		MAXIMUS, Inc.	532
137		SAIC, Inc.	2,052
38		VeriFone Systems, Inc. (a)	820
10		Visa, Inc., Class A	1,703
33		WEX, Inc. (a)	2,472

			10,118

		Semiconductors & Semiconductor Equipment — 4.9%
—	(h)	Altera Corp.	3
6		Applied Materials, Inc.	93
37		Cree, Inc. (a)	2,116
22		Fairchild Semiconductor International, Inc. (a)	280
10		First Solar, Inc. (a)	447
16		Hittite Microwave Corp. (a)	877
247		Intel Corp.	5,924
126		International Rectifier Corp. (a)	2,683
1		KLA-Tencor Corp.	60
233		Microchip Technology, Inc.	8,487
12		Power Integrations, Inc.	477
25		Semtech Corp. (a)	800
50		Teradyne, Inc. (a)	816
4		Veeco Instruments, Inc. (a)	158

			23,221

		Software — 5.9%
1		ACI Worldwide, Inc. (a)	36
53		Adobe Systems, Inc. (a)	2,382
—	(h)	BMC Software, Inc. (a)	22
135		Concur Technologies, Inc. (a)	9,882
19		FactSet Research Systems, Inc.	1,803
44		Intuit, Inc.	2,608
130		Microsoft Corp.	4,305
1		NetSuite, Inc. (a)	70
135		Nuance Communications, Inc. (a)	2,575
2		PTC, Inc. (a)	43
—	(h)	RealPage, Inc. (a)	2
11		Salesforce.com, Inc. (a)	435
71		Sourcefire, Inc. (a)	3,409
—	(h)	SS&C Technologies Holdings, Inc. (a)	4
1		Synchronoss Technologies, Inc. (a)	20
—	(h)	TiVo, Inc. (a)	4
3		Ultimate Software Group, Inc. (a)	331

			27,931

		Total Information Technology	98,565

SHARES		SECURITY DESCRIPTION	VALUE($)

		Materials — 7.8%
		Chemicals — 3.6%
12		Airgas, Inc.	1,127
—	(h)	Balchem Corp.	21
147		E.I. du Pont de Nemours & Co.	7,995
4		Innophos Holdings, Inc.	190
—	(h)	Innospec, Inc.	22
—	(h)	Mosaic Co. (The)	19
1		NewMarket Corp.	200
—	(h)	Olin Corp.	7
5		RPM International, Inc.	146
15		Scotts Miracle-Gro Co. (The), Class A	679
37		Sherwin-Williams Co. (The)	6,849
—	(h)	Tredegar Corp.	2

			17,257

		Construction Materials — 0.9%
8		Martin Marietta Materials, Inc.	815
53		Texas Industries, Inc. (a)	3,404

			4,219

		Containers & Packaging — 0.7%
18		Ball Corp.	803
—	(h)	Bemis Co., Inc.	2
43		Crown Holdings, Inc. (a)	1,823
11		Greif, Inc., Class A	520
—	(h)	Silgan Holdings, Inc.	10
—	(h)	Sonoco Products Co.	3

			3,161

		Metals & Mining — 2.6%
406		Alcoa, Inc.	3,447
4		Allegheny Technologies, Inc.	100
22		Commercial Metals Co.	316
20		Compass Minerals International, Inc.	1,688
20		Molycorp, Inc. (a)	117
113		Newmont Mining Corp.	3,665
9		Nucor Corp.	407
1		United States Steel Corp.	21
73		Worthington Industries, Inc.	2,350

			12,111

		Paper & Forest Products — 0.0% (g)
4		Clearwater Paper Corp. (a)	193
2		Resolute Forest Products, Inc., (Canada) (a)	27

			220

		Total Materials	36,968

SEE NOTES TO FINANCIAL STATEMENTS.

16	HIGHBRIDGE FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.1%
3	CenturyLink, Inc.	131
3	Cogent Communications Group, Inc.	85
3	Level 3 Communications, Inc. (a)	59

		275

	Wireless Telecommunication Services — 0.1%
22	MetroPCS Communications, Inc. (a)	265
33	NII Holdings, Inc. (a)	289

		554

	Total Telecommunication Services	829

	Utilities — 1.0%
	Electric Utilities — 0.8%
83	Northeast Utilities	3,768

	Gas Utilities — 0.0% (g)
1	New Jersey Resources Corp.	38

	Independent Power Producers & Energy Traders — 0.2%
27	Dynegy, Inc. (a)	666

	Multi-Utilities — 0.0% (g)
3	Integrys Energy Group, Inc.	186

	Total Utilities	4,658

	Total Common Stocks (Proceeds $418,091)	459,181

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0% (g)
	Energy — 0.0% (g)
	Oil, Gas & Consumable Fuels — 0.0% (g)
3	Magnum Hunter Resources Corp., expiring 10/14/13 (a) (Proceeds $—)	1

	Total Short Positions (Proceeds $418,091)	$459,182

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of April 30, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	HIGHBRIDGE FUNDS	17

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)

Highbridge Statistical Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$436,778
Investments in affiliates, at value	42,589

Total investment securities, at value	479,367
Cash	11,017
Deposits at broker for securities sold short	446,521
Receivables:
Investment securities sold	73,836
Fund shares sold	817
Dividends from non-affiliates	221
Dividends from affiliates	1

Total Assets	1,011,780

LIABILITIES:
Payables:
Securities sold short, at value	459,182
Dividend expense to non-affiliates on securities sold short	210
Investment securities purchased	75,527
Interest expense to non-affiliates on securities sold short	209
Fund shares redeemed	2,314
Accrued liabilities:
Investment advisory fees	605
Administration fees	8
Distribution fees	52
Custodian and accounting fees	37
Trustees’ and Chief Compliance Officer’s fees	4
Other	964

Total Liabilities	539,112

Net Assets	$472,668

SEE NOTES TO FINANCIAL STATEMENTS.

18	HIGHBRIDGE FUNDS	APRIL 30, 2013

Highbridge Statistical Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$596,959
Accumulated undistributed net investment loss	(24,733)
Accumulated net realized gains (losses)	(85,556)
Net unrealized appreciation (depreciation)	(14,002)

Total Net Assets	$472,668

Net Assets:
Class A	$145,894
Class C	33,122
Select Class	293,652

Total	$472,668

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	10,085
Class C	2,352
Select Class	19,998

Net Asset Value (a):
Class A — Redemption price per share	$14.47
Class C — Offering price per share (b)	14.08
Select Class — Offering and redemption price per share	14.68
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.27

Cost of investments in non-affiliates	$409,689
Cost of investments in affiliates	42,589
Proceeds from securities sold short	418,091

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Share varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	HIGHBRIDGE FUNDS	19

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

Highbridge Statistical Market Neutral Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,978
Dividend income from affiliates	5

Total investment income	3,983

EXPENSES:
Investment advisory fees	4,757
Administration fees	230
Distribution fees:
Class A	207
Class C	145
Shareholder servicing fees:
Class A	207
Class C	49
Select Class	424
Custodian and accounting fees	108
Professional fees	33
Trustees’ and Chief Compliance Officer’s fees	3
Printing and mailing costs	64
Registration and filing fees	27
Transfer agent fees	607
Other	9
Dividend expense to non-affiliates on securities sold short	4,591
Interest expense to non-affiliates on securities sold short	1,139

Total expenses	12,600

Less amounts waived	(1,907)
Less earnings credits	— (a)

Net expenses	10,693

Net investment income (loss)	(6,710)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	39,407
Securities sold short	(35,520)

Net realized gain (loss)	3,887

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	36,699
Securities sold short	(34,548)

Change in net unrealized appreciation/depreciation	2,151

Net realized/unrealized gains (losses)	6,038

Change in net assets resulting from operations	$(672)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20	HIGHBRIDGE FUNDS	APRIL 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(6,710)	$(23,157)
Net realized gain (loss)	3,887	41,767
Change in net unrealized appreciation/depreciation	2,151	(22,573)

Change in net assets resulting from operations	(672)	(3,963)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(151,627)	(496,633)

NET ASSETS:
Change in net assets	(152,299)	(500,596)
Beginning of period	624,967	1,125,563

End of period	$472,668	$624,967

Accumulated undistributed net investment loss	$(24,733)	$(18,023)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$22,134	$89,480
Cost of shares redeemed	$(81,170)	$(385,251)

Change in net assets resulting from Class A capital transactions	$(59,036)	$(295,771)

Class C
Proceeds from shares issued	$1,302	$2,509
Cost of shares redeemed	(12,438)	(35,810)

Change in net assets resulting from Class C capital transactions	$(11,136)	$(33,301)

Select Class
Proceeds from shares issued	$59,220	$235,587
Cost of shares redeemed	(140,675)	(403,148)

Change in net assets resulting from Select Class capital transactions	$(81,455)	$(167,561)

Total change in net assets resulting from capital transactions	$(151,627)	$(496,633)

SHARE TRANSACTIONS:
Class A
Issued	1,497	6,080
Redeemed	(5,506)	(26,183)

Change in Class A Shares	(4,009)	(20,103)

Class C
Issued	90	174
Redeemed	(865)	(2,489)

Change in Class C Shares	(775)	(2,315)

Select Class
Issued	3,950	15,801
Redeemed	(9,418)	(27,070)

Change in Select Class Shares	(5,468)	(11,269)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	HIGHBRIDGE FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Highbridge Statistical Market Neutral Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$14.55	$(0.19	)(h)	$0.11	$(0.08)	$—
Year Ended October 31, 2012	14.68	(0.40	)(h)(i)	0.27	(0.13)	—
Year Ended October 31, 2011	15.21	(0.33	)(h)	(0.20)	(0.53)	—
Year Ended October 31, 2010	15.88	(0.39	)(h)	(0.28)	(0.67)	—
Year Ended October 31, 2009	16.27	(0.36	)(h)	(0.01)	(0.37)	(0.02)
Year Ended October 31, 2008	15.62	0.05	(h)	1.34	1.39	(0.74)

Class C
Six Months Ended April 30, 2013 (Unaudited)	14.19	(0.22	)(h)	0.11	(0.11)	—
Year Ended October 31, 2012	14.39	(0.46	)(h)(i)	0.26	(0.20)	—
Year Ended October 31, 2011	14.99	(0.39	)(h)	(0.21)	(0.60)	—
Year Ended October 31, 2010	15.73	(0.46	)(h)	(0.28)	(0.74)	—
Year Ended October 31, 2009	16.18	(0.44	)(h)	— (j)	(0.44)	(0.01)
Year Ended October 31, 2008	15.52	(0.02	)(h)	1.32	1.30	(0.64)

Select Class
Six Months Ended April 30, 2013 (Unaudited)	14.75	(0.17	)(h)	0.10	(0.07)	—
Year Ended October 31, 2012	14.84	(0.37	)(h)(i)	0.28	(0.09)	—
Year Ended October 31, 2011	15.35	(0.29	)(h)	(0.22)	(0.51)	—
Year Ended October 31, 2010	15.98	(0.35	)(h)	(0.28)	(0.63)	—
Year Ended October 31, 2009	16.34	(0.32	)(h)	(0.01)	(0.33)	(0.03)
Year Ended October 31, 2008	15.68	0.13	(h)	1.31	1.44	(0.78)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expenses and interest expense for short sales) for Class A are 1.94% and 2.64% for the six months ended April 30, 2013 and 1.94% and 2.62% for 2012, 1.94% and 2.54% for 2011, 1.92% and 2.48% for 2010, 1.95% and 2.46% for 2009 and 1.96% and 2.45% for 2008; for Class C are 2.44% and 3.15% for the six months ended April 30, 2013 and 2.44% and 3.13% for 2012, 2.44% and 3.04% for 2011, 2.43% and 2.99% for 2010, 2.45% and 2.96% for 2009 and 2.46% and 2.95% for 2008; for Select Class are 1.69% and 2.40% for the six months ended April 30, 2013 and 1.69% and 2.38% for 2012, 1.69% and 2.29% for 2011, 1.68% and 2.24% for 2010, 1.70% and 2.21% for 2009 and 1.71% and 2.20% for 2008, respectively.
(f)	Commencing for the year ended October 31, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to October 31, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.42), $(0.48) and $(0.39) for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been (2.85)%, (3.34)% and (2.59)% for Class A, Class C and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

22	HIGHBRIDGE FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)(g)	Portfolio turnover rate (including short sales) (b)(f)(g)

$14.47	(0.55)%	$145,894	4.05%	(2.58)%		4.75%	284%	611%
14.55	(0.89)	205,025	3.98	(2.73	)(i)	4.66	451	916
14.68	(3.48)	501,934	3.66	(2.18)		4.26	673	1398
15.21	(4.22)	814,296	3.76	(2.51)		4.32	496	1017
15.88	(2.25)	1,074,747	4.01	(2.23)		4.52	638	1276
16.27	9.33	502,087	3.31	0.31		3.80	796	—

14.08	(0.78)	33,122	4.56	(3.10)		5.27	284	611
14.19	(1.39)	44,388	4.48	(3.22	)(i)	5.17	451	916
14.39	(4.00)	78,333	4.13	(2.65)		4.73	673	1398
14.99	(4.70)	171,961	4.27	(3.01)		4.83	496	1017
15.73	(2.73)	299,034	4.51	(2.74)		5.02	638	1276
16.18	8.73	137,773	3.81	(0.11)		4.30	796	—

14.68	(0.47)	293,652	3.80	(2.34)		4.50	284	611
14.75	(0.61)	375,554	3.73	(2.47	)(i)	4.42	451	916
14.84	(3.32)	545,296	3.43	(1.89)		4.02	673	1398
15.35	(3.94)	1,261,887	3.52	(2.26)		4.08	496	1017
15.98	(2.01)	2,046,527	3.76	(1.99)		4.27	638	1276
16.34	9.61	937,314	3.06	0.79		3.55	796	—

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	HIGHBRIDGE FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Highbridge Statistical Market Neutral Fund	Class A, Class C and Select Class	Diversified

The investment objective of the Fund is to seek to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance and JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

24	HIGHBRIDGE FUNDS	APRIL 30, 2013

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quote prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$479,367	$—	$—	$479,367

Total Liabilities (a)	$(459,182)	$—	$—	$(459,182)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

Transfers from Level 2 to Level 1 are due to an exchange traded closing price not being available as of October 31, 2012; therefore the security was valued using other observable inputs.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of April 30, 2013, the Fund did not hold any restricted or illiquid securities.

C. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statement of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

At April 30, 2013, the Fund had outstanding short sales as listed on its SOI.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

APRIL 30, 2013	HIGHBRIDGE FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short is recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.75% of the Fund’s average daily net assets. Currently, the annual rate is 1.50% of the Fund’s average daily net assets. The fee is contractually limited to 1.50% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes.

The Advisor, on behalf of the Fund, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is wholly-owned by JPMorgan Asset Management Holdings, Inc. For its services as sub-advisor, HCM receives a portion of the fees payable to the Advisor.

The fee is accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets. Currently, the annual rate is 1.10% of the Fund’s average daily net assets. The fee is contractually limited to 1.10% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of

26	HIGHBRIDGE FUNDS	APRIL 30, 2013

the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2013, the annualized effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2013, the Distributor retained the following amounts (in thousands):

Front-end Sales Charge	CDSC
$1	$—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services, respectively, are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.95%	2.45%	1.70%

The expense limitation agreement was in effect for the six months ended April 30, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the six months ended April 30, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$996	$221	$680	$1,897

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended April 30, 2013 was approximately $10,000.

APRIL 30, 2013	HIGHBRIDGE FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the six months ended April 30, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$1,519,901	$1,786,485	$1,501,910	$1,749,386

During the six months ended April 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2013 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$452,278	$37,146	$10,057	$27,089

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012 the Fund did not have any post-enactment net capital loss carryforwards.

At October 31, 2012, the Fund had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2018	2019	Total
$24,964	$23,268	$48,232

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

28	HIGHBRIDGE FUNDS	APRIL 30, 2013

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2013.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2013, the Fund pledged substantially all of its assets to Morgan Stanley & Co. Incorporated for securities sold short. Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities, are held at Morgan Stanley & Co. Incorporated.

APRIL 30, 2013	HIGHBRIDGE FUNDS	29

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2012, and continued to hold your shares at the end of the reporting period, April 30, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides infor- mation about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Highbridge Statistical Market Neutral Fund
Class A
Actual	$1,000.00	$994.50	$20.03	4.05%
Hypothetical	1,000.00	1,004.71	20.13	4.05
Class C
Actual	1,000.00	992.20	22.52	4.56
Hypothetical	1,000.00	1,002.18	22.64	4.56
Select Class
Actual	1,000.00	995.30	18.80	3.80
Hypothetical	1,000.00	1,005.95	18.90	3.80

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

30	HIGHBRIDGE FUNDS	APRIL 30, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. April 2013.	SAN-HSMN-413

Semi-Annual Report

J.P. Morgan International Equity Funds

April 30, 2013 (Unaudited)

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Equity Income Fund

JPMorgan Global Opportunities Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan International Equity Fund

JPMorgan International Equity Index Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 17, 2013 (Unaudited)

Dear Shareholder:

Equity markets in most parts of the world posted strong returns for the six months ended April 30, 2013. This positive momentum has carried into May and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. China’s policy makers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

“Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers.”

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the ECB. Investors’ positive reaction to recent ECB policy announcements helped stocks of international developed countries outperform U.S. stocks during the six months ended April 30, 2013. Facing headwinds like the appreciating U.S. dollar, emerging markets stocks underperformed international developed and U.S. stocks during the reporting period.

U.S. treasury yields remain low

Despite a recent uptick, yields for U.S. Treasury securities remain near historically low levels. The yield for 10-year U.S.

Treasury securities ended April 30, 2013 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.9%, respectively.

As the low interest rate environment persists, fixed income investors continue to turn to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Both of these asset classes posted positive absolute returns during the six months ended April 30, 2013, although more recently emerging market debt securities have underperformed other areas of the market.

Positive signs for stocks

The latest round of purchasing manager indices from around the world confirm that, while the global economy is certainly not booming, it is still clearly on a growth path. In particular, while near-recessionary conditions continue to face Europe, China appears to have picked up some momentum in recent months and Japan is, at least temporarily, looking stronger. For investors, the main point is that the “tail risks” of a financial crisis emanating from Europe or a crash-landing for the Chinese economy appear much less likely than a year ago.

Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, despite low interest rates and yields, there are opportunities in bond markets if investors expand their search to include all parts of the world.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

Developed Markets

Central banks in most developed market economies continued their efforts to stimulate growth with accommodative policies. The European Central Bank committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. The U.S. Federal Reserve also remained committed to accommodative policies and U.S. equities received an additional boost from continued signs of a recovery in the housing market. Meanwhile, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. Japanese equities performed strongly as investors reacted positively to the new government’s policies. The MSCI Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) returned 16.90% for the six months ended April 30, 2013.

Emerging Markets

Emerging markets stocks underperformed international developed stocks during the reporting period as the MSCI Emerging Markets Index (net of foreign withholding taxes) gained 5.29%. Emerging market economies closely tied to commodity prices saw their equity markets underperform due to concerns about slowing demand. Meanwhile, Chinese equities benefited from improving macroeconomic data and dissipating concerns surrounding Chinese political leadership following the 18th Party Congress elections.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.21%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	5.29%

Net Assets as of 4/30/2013 (In Thousands)	$721,923

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2013. The Fund’s stock selection in the consumer discretionary sector and stock selection and overweight versus the Benchmark in the information technology sector contributed to relative performance. The Fund’s stock selection in the consumer staples sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in TPK Holding Co., Ltd., Turk Hava Yollari and China Minsheng Banking Corp. Ltd. Shares of Taiwanese TPK Holding Co., Ltd., which supplies panels used in touch-enabled notebooks, benefited from investors’ optimism surrounding the company’s earnings growth. Shares of Turkish airline Turk Hava Yollari benefited from strong passenger growth on the company’s planes. Shares of China Minsheng Banking Corp. benefited after the company reported strong first-quarter net profit.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Hyundai Motor Co., Korea Zinc Co., Ltd. and CNOOC Ltd. Shares of South Korean auto manufacturer Hyundai Motor Co. declined after reporting disappointing quarterly net profit. Korea Zinc Co., Ltd. manufactures non-ferrous metal products and CNOOC Ltd. is a Chinese oil company. Both stocks declined on investors’ concerns about falling commodity prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking what they believed to be attractively priced countries, sectors and stocks with positive catalysts. As a result of this process, at the end of the reporting period the Fund’s largest overweight versus the Benchmark was in the information technology sector and the Fund’s largest underweight versus the Benchmark was in the telecommunication services sector.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Samsung Electronics Co., Ltd. (South Korea)	5.4%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	3.4
3.	China Construction Bank Corp., Class H (China)	2.5
4.	China Mobile Ltd. (Hong Kong)	2.0
5.	Industrial & Commercial Bank of China Ltd., Class H (China)	2.0
6.	Itau Unibanco Holding S.A. (Preference Shares), ADR (Brazil)	1.9
7.	Lukoil OAO, ADR (Russia)	1.8
8.	CNOOC Ltd. (China)	1.7
9.	Cia de Bebidas das Americas, ADR, (Brazil)	1.6
10.	Housing Development Finance Corp. (India)	1.6

PORTFOLIO COMPOSITION BY COUNTRY*
China	18.4%
South Korea	13.4
Taiwan	11.2
Brazil	10.6
Russia	8.7
Turkey	7.3
India	7.0
Hong Kong	5.4
South Africa	4.9
Poland	3.6
Thailand	2.3
Others (each less than 1.0%)	5.3
Short-Term Investment	1.9

*	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/08
Without Sales Charge		8.00%	2.59%	(0.09)%	0.06%
With Sales Charge**		2.36	(2.79)	(1.16)	(0.98)
CLASS C SHARES	2/28/08
Without CDSC		7.75	2.05	(0.60)	(0.45)
With CDSC***		6.75	1.05	(0.60)	(0.45)
CLASS R5 SHARES	2/28/08	8.31	3.13	0.37	0.51
SELECT CLASS SHARES	2/28/08	8.21	2.88	0.16	0.31

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	7.51%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	5.29%

Net Assets as of 4/30/2013 (In Thousands)	$3,064,186

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2013. The Fund’s stock selection and underweights versus the Benchmark in the energy and information technology sectors contributed to relative performance. The Fund’s stock selection in the consumer discretionary sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Delta Electronics, Inc., SABMiller plc and Magnit OJSC. Delta Electronics, Inc., a Taiwan-based power management solutions provider, reported better-than-expected 2012 earnings, which helped boost the stock. Shares of SABMiller plc increased after the brewing and beverage company reported strong net profit. Shares of Russian food retailer Magnit OJSC benefited from the company’s strong sales.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Kumba Iron Ore Ltd., Astra International Tbk PT and Hyundai Motor Co. South African Kumba Iron Ore Ltd. is a supplier of iron ore to the global steel industry and the stock declined due to declining commodity prices. Shares of Astra International Tbk PT, an Indonesian automotive distributor, declined as the company’s net income was hurt by rising labor costs and increasing competition in its industry. Shares of South Korean auto manufacturer Hyundai Motor Co. declined after reporting disappointing quarterly net profit.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings against the Benchmark, researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, at the end of the reporting period the Fund’s largest overweight versus the Benchmark was in the consumer staples sector and the Fund’s largest underweight versus the Benchmark was in the materials sector.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd. (South Korea)	4.2%
2.	Housing Development Finance Corp. (India)	4.2
3.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	4.0
4.	AIA Group Ltd. (Hong Kong)	3.0
5.	China Mobile Ltd. (Hong Kong)	2.7
6.	Cia de Bebidas das Americas (Preference Shares), ADR (Brazil)	2.7
7.	Petroleo Brasileiro S.A., ADR (Brazil)	2.2
8.	Magnit OJSC, Reg. S, GDR (Russia)	2.2
9.	Turkiye Garanti Bankasi A.S. (Turkey)	2.2
10.	SABMiller plc (United Kingdom)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	14.8%
India	14.2
South Africa	11.6
Hong Kong	8.8
South Korea	8.4
China	8.0
Taiwan	7.4
Russia	4.2
United Kingdom	4.1
Indonesia	3.9
Turkey	3.3
Mexico	2.8
Luxembourg	2.0
Malaysia	1.2
Thailand	1.0
Others (each less than 1.0%)	1.6
Short-Term Investment	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		7.26%	6.25%	(0.01)%	16.50%
With Sales Charge**		1.63	0.68	(1.08)	15.87
CLASS B SHARES	9/28/01
Without CDSC		7.03	5.71	(0.51)	16.05
With CDSC***		2.03	0.71	(0.92)	16.05
CLASS C SHARES	2/28/06
Without CDSC		7.03	5.75	(0.51)	15.93
With CDSC****		6.03	4.75	(0.51)	15.93
INSTITUTIONAL CLASS SHARES	11/15/93	7.51	6.71	0.41	17.03
SELECT CLASS SHARES	9/10/01	7.45	6.54	0.25	16.80

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/03 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date were based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from April 30, 2003 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

JPMorgan Global Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	14.19%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	14.67%

Net Assets as of 4/30/2013 (In Thousands)	$70,430

INVESTMENT OBJECTIVE**

The JPMorgan Global Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2013. The Fund’s stock selection in the transportation services and consumer cyclicals and banks- capital markets sectors detracted from relative performance. The Fund’s underweight versus the Benchmark in automobiles sector also detracted. The Fund’s stock selection in the technology — hardware, basic industries and consumer nondurable sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in E.ON AG, Merck & Co., Inc. and Sumitomo Corp. Shares of German power supplier E.ON AG declined as regulatory changes and lower wholesale power prices in Germany prompted the company to abandon its earnings forecasts and warn of a dividend cut. Shares of healthcare company Merck & Co., Inc. underperformed the broader market as a study suggested that a new cholesterol drug that the company had been developing was ineffective and potentially harmful. Shares of Japanese trading company, Sumitomo Corp. declined. Sumitomo Corp. derives a significant portion of its revenues from commodities and performed poorly on concerns about slowing growth in China.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Time Warner, Inc. and Japan Tobacco, Inc. Shares of Time Warner, Inc. increased after the media company reported better-than-expected first-quarter earnings. Shares of Japan Tobacco, Inc. benefited as investors anticipated that the weakening Japanese yen would boost the value of its exports. The Fund’s underweight position versus the Benchmark in Apple, Inc. also contributed to relative performance as the stock declined due to concerns about slowing sales for its products.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Global Equity Income Fund

FUND SUMMARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Time Warner, Inc. (United States)	2.8%
2.	Royal Dutch Shell plc, Class A (Netherlands)	2.7
3.	Eni S.p.A. (Italy)	2.2
4.	Roche Holding AG (Switzerland)	2.2
5.	Seven & I Holdings Co., Ltd. (Japan)	2.1
6.	Swiss Re AG (Switzerland)	2.1
7.	Japan Tobacco, Inc. (Japan)	2.1
8.	ConocoPhillips (United States)	2.1
9.	Microsoft Corp. (United States)	2.0
10.	Australia & New Zealand Banking Group Ltd. (Australia)	2.0

PORTFOLIO COMPOSITION BY COUNTRY*
United States	31.0%
United Kingdom	10.5
Japan	8.5
Switzerland	6.6
Australia	6.6
France	6.3
Netherlands	4.7
Germany	4.3
Sweden	3.0
Italy	2.7
Singapore	2.7
Norway	1.8
China	1.5
Hong Kong	1.4
Canada	1.3
Taiwan	1.0
Denmark	1.0
Indonesia	1.0
Brazil	1.0
Others (each less than 1.0%)	1.4
Short-Term Investment	1.7

*	Percentages indicated are based on total investments as of April 30, 2013 . The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/11
Without Sales Charge		14.06%	18.34%	6.02%
With Sales Charge**		8.09	12.11	3.42
CLASS C SHARES	2/28/11
Without CDSC		13.75	17.85	5.51
With CDSC***		12.75	16.85	5.51
CLASS R2 SHARES	2/28/11	13.96	18.12	5.78
CLASS R5 SHARES	2/28/11	14.35	18.93	6.52
SELECT CLASS SHARES	2/28/11	14.19	18.64	6.28

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Equity Income Fund, the MSCI World Index and the Lipper Global Equity Income Funds Index, from February 28, 2011 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. These expenses are not identical to the expenses incurred by the Fund. The performance of the Lipper Global Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. The

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Equity Income Funds Index is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	14.25%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	14.67%

Net Assets as of 4/30/2013 (In Thousands)	$5,446

INVESTMENT OBJECTIVE**

The JPMorgan Global Opportunities Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2013. The Fund’s stock selection in the retail and transportation services and consumer cyclicals sectors detracted from relative performance. The Fund’s stock selection and underweight versus the Benchmark in the energy sector and stock selection in the property sector contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Capital One Financial Corp., Volkswagen AG and Belle International Holdings Ltd. Shares of Capital One Financial Corp. declined on investors’ concerns about an increase in the credit card company’s loan-loss provisions and lower net interest margin. Volkswagen AG is a German auto manufacturer. The stock declined after the company predicted flat earnings for 2013. Shares of Belle International Holdings Ltd., a Chinese shoe and footwear manufacturer, declined after the company reported lower-than-expected earnings.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Mitsubishi Estate Co., Ltd., Telefonaktiebolaget LM Ericsson (“Ericsson”) and Biogen Idec, Inc. Shares of Mitsubishi Estate Co., Ltd., a Japanese real estate developer, gained due to improving trends for rents and apartment sales in Japan and improved investor optimism in the face of aggressive moves by policy-makers to stimulate the domestic economy. Shares of Ericsson benefited after the Sweden-based communications technology company reported better-than-expected net income. Shares of Biogen Idec, Inc. benefited from the biotechnology company’s strong first-quarter revenues, which were boosted by robust sales for its AVONEX drug.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, seeking to identify what they believed to be the most attractive investment opportunities within each sector. The Fund’s portfolio managers sought stocks that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the stock to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Japan Tobacco, Inc. (Japan)	1.8%
2.	Unilever N.V., CVA (Netherlands)	1.8
3.	Royal Dutch Shell plc, Class A (Netherlands)	1.8
4.	Google, Inc., Class A (United States)	1.7
5.	Wells Fargo & Co. (United States)	1.7
6.	Citigroup, Inc. (United States)	1.7
7.	Microsoft Corp. (United States)	1.7
8.	Bank of America Corp. (United States)	1.6
9.	HSBC Holdings plc (United Kingdom)	1.5
10.	Time Warner, Inc. (United States)	1.5

PORTFOLIO COMPOSITION BY COUNTRY***
United States	50.8%
United Kingdom	10.9
Japan	9.4
Switzerland	4.8
Germany	4.4
Netherlands	4.3
France	4.1
Ireland	2.8
Hong Kong	2.0
Belgium	1.3
Sweden	1.1
Others (each less than 1.0%)	4.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved. Effective November 1, 2011, the Fund changed its investment strategy and lowered its advisory fee and expense cap.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan Global Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		14.13%	13.71%	3.48%	1.78%
With Sales Charge**		8.11	7.73	2.37	0.89
CLASS C SHARES	3/30/07
Without CDSC		13.87	13.11	2.96	1.27
With CDSC***		12.87	12.11	2.96	1.27
CLASS R2 SHARES	11/1/11	13.93	13.33	3.39	1.77
CLASS R5 SHARES	3/30/07	14.38	14.21	3.94	2.24
CLASS R6 SHARES	11/1/11	14.36	14.19	3.94	2.24
SELECT CLASS SHARES	3/30/07	14.25	13.91	3.73	2.03

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

Effective November 1, 2011, some of the Fund’s investment strategies were modified and performance would have been different if the Fund was managed using its current strategies.

Returns for Class R2 Shares prior to its inception date were based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Opportunities Fund, the MSCI World Index and the Lipper Global Multi-Cap Core Index from March 30, 2007 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Core Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through October 31, 2010, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

JPMorgan Global Research Enhanced Index Fund

FUND SUMMARY

FOR THE PERIOD FEBRUARY 28, 2013 (FUND INCEPTION DATE) THROUGH APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.27%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	5.57%

Net Assets as of 4/30/2013 (In Thousands)	$773,369

INVESTMENT OBJECTIVE** AND STRATEGIES

The Fund seeks to provide long-term capital appreciation.

The Fund seeks to outperform the Morgan Stanley Capital International (MSCI) World Index1 (net of foreign withholding taxes) (the Index) over time while maintaining similar risk characteristics. In implementing its strategy, the Fund primarily invests in securities included within the universe of the Index. However, the Fund modestly overweights securities in the Index that it considers undervalued while modestly underweighting or not holding securities in the Index that it considers overvalued. Under normal circumstances, while the Fund anticipates that it will only own a portion, which may represent a minority, of the securities included in the Index, it seeks to achieve similar sector, geographic and risk characteristics to the Index. By owning a large number of securities within the Index, with an emphasis on those that appear undervalued, the Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of tracking error to the Index. The Index may include the securities of smaller capitalization companies.

1	MSCI World Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc. (United States)	1.4%
2.	Exxon Mobil Corp. (United States)	1.2
3.	Johnson & Johnson (United States)	1.1
4.	Google, Inc., Class A (United States)	1.0
5.	Chevron Corp. (United States)	1.0
6.	Wells Fargo & Co. (United States)	0.9
7.	Microsoft Corp. (United States)	0.9
8.	Procter & Gamble Co. (The) (United States)	0.9
9.	Nestle S.A. (Switzerland)	0.8
10.	Philip Morris International, Inc. (United States)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	49.7%
Japan	7.5
United Kingdom	7.5
Switzerland	4.3
Canada	3.7
Germany	3.4
France	3.2
Australia	3.2
Netherlands	1.9
Spain	1.3
Hong Kong	1.0
Others (each less than 1.0%)	5.0
Short-Term Investment	8.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

FOR THE PERIOD FEBRUARY 28, 2013 (FUND INCEPTION DATE) THROUGH APRIL 30, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	2/28/13
Without Sales Charge		5.27%
With Sales Charge**		(0.25)
CLASS C SHARES	2/28/13
Without CDSC		5.13
With CDSC***		4.13
CLASS R2 SHARES	2/28/13	5.20
SELECT CLASS SHARES	2/28/13	5.27

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/13 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2013.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Global Research Enhanced Index Fund and MSCI World Index from February 28, 2013 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	12.46%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	16.90%

Net Assets as of 4/30/2013 (In Thousands)	$1,471,702

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2013. The Fund’s underweight versus the Benchmark in the financials sector, in particular its lack of exposure to Japanese and Australian banks, was the main detractor from relative performance. The Fund’s underweight versus the Benchmark in Japan, most notably to those companies that cater to the domestic Japanese economy, also detracted from relative performance. The Fund’s stock selection in the industrials sector contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in BG Group plc, Tullow Oil plc and BHP Billiton plc. BG Group plc and Tullow Oil plc are engaged in the exploration, development and production of natural gas and oil, while BHP Billiton plc is a diversified natural resources company. BG Group plc announced that its ramp up in production was going to be delayed, which hurt the stock. Several of Tullow Oil’s new projects yielded disappointing results. BHP Billiton was hurt by concerns about slumping global demand for commodities in the face of slower Chinese growth.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Japanese companies Makita Corp., Japan Tobacco, Inc. and Kubota Corp. Makita Corp. manufactures power tools, air tools and gardening equipment. Kubota Corp. is a manufacturer of farm equipment, engines and construction machinery, while Japan Tobacco, Inc. provides tobacco products. Each company generates a portion of their revenue from sales outside of Japan and the stocks benefited from investors’ enthusiasm surrounding their increasing competitive advantages in the global market place as a result of the weakening Japanese yen.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on stock selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced stocks of well-managed companies with the potential to grow their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	2.7%
2.	HSBC Holdings plc (United Kingdom)	2.7
3.	Standard Chartered plc (United Kingdom)	2.4
4.	Nestle S.A. (Switzerland)	2.3
5.	Novartis AG (Switzerland)	2.1
6.	Roche Holding AG (Switzerland)	2.1
7.	Toyota Motor Corp. (Japan)	1.9
8.	Vodafone Group plc (United Kingdom)	1.8
9.	BG Group plc (United Kingdom)	1.6
10.	Prudential plc (United Kingdom)	1.6

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	23.9%
Japan	17.1
Switzerland	14.3
France	12.6
Germany	9.1
Netherlands	4.5
China	3.6
Hong Kong	2.6
Australia	1.8
Belgium	1.4
South Korea	1.3
Others (each less than 1.0%)	3.6
Short-Term Investment	4.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		12.29%	13.92%	(0.44)%	8.33%
With Sales Charge**		6.40	7.93	(1.51)	7.75
CLASS B SHARES	2/28/02
Without CDSC		11.99	13.30	(0.98)	7.85
With CDSC***		6.99	8.30	(1.40)	7.85
CLASS C SHARES	1/31/03
Without CDSC		12.02	13.34	(0.97)	7.75
With CDSC****		11.02	12.34	(0.97)	7.75
CLASS R2 SHARES	11/3/08	12.18	13.65	(0.68)	8.20
CLASS R5 SHARES	5/15/06	12.54	14.39	(0.02)	8.77
CLASS R6 SHARES	11/30/10	12.56	14.44	0.00	8.78
SELECT CLASS SHARES	1/1/97	12.46	14.20	(0.20)	8.63

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/03 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to its inception date were based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to its inception date were based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2003 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	15.31%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) GDP Index	16.48%

Net Assets as of 4/30/2013 (In Thousands)	$483,784

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product (“GDP”) Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Benchmark for the six months ended April 30, 2013. The Fund’s exposure to emerging markets stocks, which are not held in the Benchmark, drove the Fund’s relative underperformance as emerging markets stocks underperformed international developed markets stocks during the reporting period.

The Fund’s strategy is not a full replication approach. The Fund seeks to achieve a correlation of 0.90 with the Benchmark, without taking into account the Fund’s expenses. Perfect correlation would be 1.00. The tracking error (a measure of how closely the return of a portfolio follows the return of an index to which it is benchmarked) of this strategy during the reporting period can be attributed to not owning all the names in the Benchmark and the Fund’s exposure to emerging markets stocks.

HOW WAS THE FUND POSITIONED?

Effective February 28, 2013, the Fund’s portfolio management team changed. The Fund’s portfolio managers constructed the Fund with country weightings based on GDP rather than equity market capitalization. Each country was weighted by GDP, because the Fund’s portfolio managers believed that this measure served as a better indication of each country’s potential earning power than traditional market capitalization.

During the reporting period, the Fund’s portfolio managers used a combination of exchange-traded funds and futures to help manage cash flows. The Fund sought returns that modestly exceed those of the Benchmark over the long term with a modest level of risk relative to the Benchmark, and attempted to provide broad international exposure for investors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	iShares MSCI EAFE Index Fund (United States)	2.6%
2.	Eni S.p.A. (Italy)	1.9
3.	Sanofi (France)	1.4
4.	Bayer AG (Germany)	1.2
5.	Banco Santander S.A. (Spain)	1.2
6.	Toyota Motor Corp. (Japan)	1.1
7.	Anheuser-Busch InBev N.V. (Belgium)	1.1
8.	BASF SE (Germany)	1.1
9.	Siemens AG (Germany)	1.1
10.	Allianz SE (Germany)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	20.1%
Germany	12.1
France	9.0
United Kingdom	7.9
Italy	7.0
Spain	5.4
Australia	5.0
Netherlands	3.5
United States	3.0
Switzerland	2.9
Belgium	1.8
Sweden	1.7
Norway	1.5
Austria	1.4
Greece	1.2
Finland	1.2
Portugal	1.2
Denmark	1.1
Hong Kong	1.1
Others (each less than 1.0%)	11.8
Short-Term Investment	0.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013 . The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		15.15%	18.66%	(2.61)%	9.00%
With Sales Charge**		9.08	12.41	(3.66)	8.42
CLASS B SHARES	1/14/94
Without CDSC		14.77	17.80	(3.32)	8.37
With CDSC***		9.77	12.80	(3.78)	8.37
CLASS C SHARES	11/4/97
Without CDSC		14.72	17.83	(3.30)	8.22
With CDSC****		13.72	16.83	(3.30)	8.22
CLASS R2 SHARES	11/3/08	14.96	18.29	(2.87)	8.71
SELECT CLASS SHARES	10/28/92	15.31	18.94	(2.37)	9.26

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/03 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date were based on the performance of the Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index and Lipper International Large-Cap Core Funds Index from April 30, 2003 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	14.87%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	16.90%

Net Assets as of 4/30/2013 (In Thousands)	$1,112,625

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2013. The Fund’s stock selection, most notably in the energy, autos and technology-hardware sectors, detracted from the Fund’s relative performance. The Fund’s stock selection in the consumer non durable, property and telecommunications sectors contributed to the Fund’s relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Hon Hai Precision Industry Co., Ltd., First Quantum Minerals Ltd. and Tullow Oil plc. Shares of Hon Hai Precision Industry Co., Ltd. decreased due to concerns about slowing sales of Apple products. Apple Inc. is the largest client of the Taiwanese consumer electronics contract manufacturer. Tullow Oil plc is engaged in the exploration, development and production of natural gas and oil. Several of the company’s drilling projects yielded disappointing results. First Quantum Minerals Ltd. is a mineral exploration, development and mining company. The stock was hurt by concerns about slumping global demand for commodities in the face of slower growth in China.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Japan Tobacco, Inc., Sumitomo Mitsui Financial Group, Inc. and Mitsubishi Estate Co., Ltd. Shares of Japan Tobacco, Inc., which provides tobacco products and generates a portion of its revenue from sales outside of Japan, benefited from investors’ enthusiasm surrounding its increasing competitive advantage in the global market place as a result of the weakening Japanese yen. Shares of financial services company Sumitomo Mitsui Financial Group, Inc. and property company Mitsubishi Estate Co., Ltd. benefited from improved investor optimism in the face of aggressive moves by policy-makers to stoke the Japanese economy.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, seeking to identify what they believed were the most attractive investment opportunities within each sector. The Fund’s portfolio managers looked for stocks that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the stock to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with that of its Benchmark.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	HSBC Holdings plc (United Kingdom)	3.0%
2.	Royal Dutch Shell plc, Class A (Netherlands)	2.3
3.	British American Tobacco plc (United Kingdom)	2.1
4.	Unilever N.V., CVA (Netherlands)	2.0
5.	Japan Tobacco, Inc. (Japan)	2.0
6.	Mitsubishi UFJ Financial Group, Inc. (Japan)	1.9
7.	Bayer AG (Germany)	1.9
8.	Roche Holding AG (Switzerland)	1.9
9.	Vodafone Group plc (United Kingdom)	1.8
10.	Sanofi (France)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	21.2%
Japan	19.9
France	10.7
Germany	10.1
Switzerland	9.1
Netherlands	5.6
Sweden	3.9
Hong Kong	3.6
Australia	2.6
Ireland	2.1
China	1.7
South Korea	1.4
Belgium	1.4
Denmark	1.1
Taiwan	1.0
Others (each less than 1.0%)	2.6
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		14.59%	14.78%	(0.77)%	8.76%
With Sales Charge**		8.58	8.74	(1.84)	8.17
CLASS B SHARES	9/10/01
Without CDSC		14.35	14.26	(1.26)	8.33
With CDSC***		9.35	9.26	(1.68)	8.33
CLASS C SHARES	7/31/07
Without CDSC		14.29	14.20	(1.27)	8.22
With CDSC****		13.29	13.20	(1.27)	8.22
CLASS R6 SHARES	11/30/10	14.89	15.44	(0.30)	9.39
INSTITUTIONAL CLASS SHARES	2/26/97	14.87	15.32	(0.34)	9.37
SELECT CLASS SHARES	9/10/01	14.79	15.15	(0.52)	9.13

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/03 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date were based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2003 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	16.36%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	16.63%

Net Assets as of 4/30/2013 (In Thousands)	$2,668,818

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2013. The Fund’s stock selection and underweight versus the Benchmark in the banks and finance sector and stock selection in the transportation services and consumer cyclicals sector detracted from relative performance. The Fund’s stock selection in the industrial cyclical and property sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Volkswagen AG, Pearson plc and First Quantum Minerals Ltd. Volkswagen AG is a German auto manufacturer. Pearson plc is a media and education company. Both stocks declined due to disappointing earnings guidance. Shares of mining company First Quantum Minerals Ltd. declined on concerns about lower commodity prices in the face of slower growth in China.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Mitsui Fudosan Co., Ltd., Sumitomo Mitsui Financial Group, Inc. and European Aeronautic Defence and Space Co., N.V. (“EADS”). Shares of Japanese real estate company Mitsui Fudosan Co., Ltd. and Japanese financial services company Sumitomo Mitsui Financial Group, Inc. benefited from improved investor optimism in the face of aggressive moves by policy-makers to stoke the Japanese economy. Shares of EADS gained as the company predicted record earnings for 2013. The stock also benefited from rival company Boeing’s problems with its new 787 Dreamliner jet.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for stocks that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the stock to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the U.S.-dollar denominated Benchmark.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	HSBC Holdings plc (United Kingdom)	3.8%
2.	Sanofi (France)	3.4
3.	Royal Dutch Shell plc, Class A (Netherlands)	3.2
4.	Eni S.p.A. (Italy)	2.7
5.	Vodafone Group plc (United Kingdom)	2.6
6.	Allianz SE (Germany)	2.3
7.	Sumitomo Mitsui Financial Group, Inc. (Japan)	2.2
8.	Australia & New Zealand Banking Group Ltd. (Australia)	2.1
9.	Novartis AG (Switzerland)	2.1
10.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	24.3%
United Kingdom	16.2
France	15.3
Germany	7.5
Netherlands	5.6
Switzerland	5.4
Italy	3.4
Spain	3.3
Hong Kong	2.8
Australia	2.8
China	2.6
Sweden	1.7
Belgium	1.6
Norway	1.3
Others (each less than 1.0%)	4.8
Short-Term Investment	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		16.13%	17.29%	(1.68)%	10.26%
With Sales Charge**		10.08	11.12	(2.73)	9.66
CLASS B SHARES	9/28/01
Without CDSC		15.91	16.69	(2.17)	9.82
With CDSC***		10.91	11.69	(2.61)	9.82
CLASS C SHARES	7/11/06
Without CDSC		15.87	16.75	(2.17)	9.72
With CDSC****		14.87	15.75	(2.17)	9.72
CLASS R2 SHARES	11/3/08	16.03	17.00	(1.91)	10.13
CLASS R6 SHARES	11/30/10	16.47	17.90	(1.23)	10.77
INSTITUTIONAL CLASS SHARES	11/4/93	16.36	17.79	(1.28)	10.74
SELECT CLASS SHARES	9/10/01	16.22	17.56	(1.44)	10.51

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/03 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance of Class C Shares prior to its inception date is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R2 Shares prior to its inception date were based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from April 30, 2003 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Intrepid International Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	15.73%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	16.90%

Net Assets as of 4/30/2013 (In Thousands)	$468,538

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2013. The Fund’s portfolio managers attempted to construct the Fund so that stock selection and style factors (i.e., growth and value characteristics) would be the primary drivers of returns. The Fund’s investments in the information technology and energy sectors were the largest detractors from the Fund’s relative performance, while investments in the materials and consumer discretionary sectors contributed to relative performance.

In an attempt to mitigate the impact to performance from individual stocks, the Fund held a range of 209 to 214 securities across sectors during the reporting period. While their overall impact to the Fund’s return was relatively small, the largest individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Petroleo Brasileiro S.A. (“Petrobras”) and Rio Tinto plc. Rio Tinto plc is a U.K. mining company and Petrobras is a Brazilian energy company. Both stocks declined on concerns about lower commodity prices in the face of slower growth in China. The

Fund’s underweight position versus the Benchmark in Nomura Holdings Inc. also detracted from relative performance as shares of the Japanese financial services company surged in the wake of aggressive moves by policy-makers to stoke the Japanese economy.

While their overall impact to the Fund’s return was relatively small, individual contributors to the Fund’s relative performance included the Fund’s overweight position versus the Benchmark in easyJet plc and underweight positions versus the Benchmark in Anglo American Plc and Newcrest Mining Ltd. Shares of European discount airline company easyJet plc benefited from the company’s improving earnings. U.K. based Anglo American Plc and Australia-based Newcrest Mining Ltd. are mining companies. Both stocks declined due to concerns about lower commodity prices in the face of slower growth in China.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy is rooted in the notion that investor behavior is influenced by human emotion and this influence gives rise to persistent growth and value anomalies within the market. During the reporting period, the Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify stocks with attractive growth and/or value characteristics, targeting names that possessed high earnings momentum, strong price momentum, low price-to-book ratios and low price-to-earnings ratios.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class B (Netherlands)	2.0%
2.	Roche Holding AG (Switzerland)	1.9
3.	Nestle S.A. (Switzerland)	1.8
4.	Vodafone Group plc (United Kingdom)	1.7
5.	Novartis AG (Switzerland)	1.7
6.	HSBC Holdings plc (United Kingdom)	1.5
7.	Sanofi (France)	1.5
8.	BHP Billiton Ltd. (Australia)	1.4
9.	Toyota Motor Corp. (Japan)	1.3
10.	Bayer AG (Germany)	1.3

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	20.5%
United Kingdom	19.1
Switzerland	11.7
Germany	8.9
France	8.5
Australia	6.5
Netherlands	5.0
Sweden	2.0
Hong Kong	2.0
Spain	1.9
China	1.9
Italy	1.7
Belgium	1.2
India	1.1
Norway	1.1
Others (each less than 1.0%)	4.5
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Intrepid International Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		15.47%	16.20%	(2.12)%	7.75%
With Sales Charge**		9.41	10.07	(3.17)	7.17
CLASS C SHARES	2/28/06
Without CDSC		15.13	15.56	(2.61)	7.36
With CDSC***		14.13	14.56	(2.61)	7.36
CLASS R2 SHARES	11/3/08	15.35	15.87	(2.34)	7.63
INSTITUTIONAL CLASS SHARES	4/30/01	15.73	16.74	(1.63)	8.33
SELECT CLASS SHARES	2/28/06	15.58	16.43	(1.87)	8.14

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/03 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from April 30, 2003 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Brazil — 10.2%
700	Banco do Brasil S.A. (m)	8,817
121	Cia Brasileira de Distribuicao Grupo Pao de Acucar (Preference Shares), ADR (m)	6,732
282	Cia de Bebidas das Americas, (Preference Shares), ADR (m)	11,852
537	Cia de Saneamento Basico do Estado de Sao Paulo, ADR (m)	7,679
585	Even Construtora e Incorporadora S.A. (m)	2,742
196	Ez Tec Empreendimentos e Participacoes S.A. (m)	2,684
809	Itau Unibanco Holding S.A. (Preference Shares), ADR (m)	13,608
98	M. Dias Branco S.A. (m)	4,372
440	Petroleo Brasileiro S.A., ADR (m)	8,433
281	Porto Seguro S.A. (m)	3,490
197	Vale S.A., ADR (m)	3,359

		73,768

	China — 18.2%
21,200	China Construction Bank Corp., Class H (m)	17,793
3,695	China Merchants Bank Co., Ltd., Class H (m)	7,894
6,323	China Minsheng Banking Corp., Ltd., Class H (m)	8,134
4,793	China Shanshui Cement Group Ltd. (m)	2,718
6,447	CNOOC Ltd. (m)	12,076
5,194	Dongfeng Motor Group Co., Ltd., Class H (m)	7,760
4,750	Dongyue Group (m)	2,662
293	Giant Interactive Group, Inc., ADR (a) (m)	2,197
1,574	Great Wall Motor Co., Ltd., Class H (m)	6,837
2,514	Guangzhou R&F Properties Co., Ltd., Class H (m)	4,562
20,352	Industrial & Commercial Bank of China Ltd., Class H (m)	14,346
8,406	Lenovo Group Ltd. (m)	7,690
101	NetEase, Inc., ADR (m)	5,679
8,858	PetroChina Co., Ltd., Class H (m)	11,291
1,131	Ping An Insurance Group Co. of China Ltd., Class H (m)	8,977
2,178	Shanghai Pharmaceuticals Holding Co., Ltd., Class H (m)	4,492
220	WuXi PharmaTech Cayman, Inc., ADR (a) (m)	4,203
8,092	Zijin Mining Group Co., Ltd., Class H (m)	2,400

		131,711

	Cyprus — 0.3%
168	Globaltrans Investment plc, Reg. S, GDR (m)	2,388

	Egypt — 0.4%
676	Commercial International Bank Egypt SAE (m)	2,984

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — 5.4%
8,994	Bosideng International Holdings Ltd. (m)	2,366
2,696	Chaoda Modern Agriculture Holdings Ltd. (a) (m) (i)	—
1,320	China Mobile Ltd. (m)	14,513
1,956	China Overseas Land & Investment Ltd. (m)	5,972
1,150	Digital China Holdings Ltd. (m)	1,452
4,820	Shougang Fushan Resources Group Ltd. (m)	1,886
2,803	SJM Holdings Ltd. (m)	7,076
6,684	Skyworth Digital Holdings Ltd. (m)	5,521

		38,786

	Hungary — 0.8%
261	OTP Bank plc (m)	5,452

	India — 6.9%
156	Bajaj Auto Ltd. (m)	5,459
225	HCL Technologies Ltd. (m)	3,009
739	Housing Development Finance Corp. (m)	11,642
234	Infosys Ltd., ADR (m)	9,771
1,133	Oil & Natural Gas Corp., Ltd. (m)	6,882
169	Punjab National Bank (m)	2,423
678	Rural Electrification Corp., Ltd. (m)	2,829
287	Tata Motors Ltd., ADR (m)	7,904

		49,919

	Indonesia — 0.5%
4,493	Indofood Sukses Makmur Tbk PT (m)	3,401

	Kazakhstan — 0.6%
239	KazMunaiGas Exploration Production JSC, Reg. S, GDR (m)	4,283

	Mexico — 0.6%
2,402	Compartamos S.A.B. de C.V. (m)	3,996

	Poland — 3.6%
171	Eurocash S.A. (m)	3,083
141	KGHM Polska Miedz S.A. (m)	6,652
818	Powszechna Kasa Oszczednosci Bank Polski S.A. (m)	8,518
55	Powszechny Zaklad Ubezpieczen S.A. (m)	7,587

		25,840

	Qatar — 0.6%
85	Industries Qatar QSC (m)	4,005

	Russia — 8.6%
200	Lukoil OAO, ADR (m)	12,704
71	Magnit OJSC, Reg. S, GDR (m)	3,643
456	MMC Norilsk Nickel OJSC, ADR (m)	7,040
464	Mobile Telesystems OJSC, ADR (m)	9,610

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Russia — Continued
1,243	Rosneft OAO, GDR (m)	8,524
967	Sberbank of Russia (m)	3,086
782	Sberbank of Russia, ADR (m)	10,091
204	Tatneft OAO, ADR (m)	7,758

		62,456

	South Africa — 4.9%
623	African Bank Investments Ltd. (m)	1,979
46	Assore Ltd. (m)	1,513
661	AVI Ltd. (m)	3,979
561	Clicks Group Ltd. (m)	3,579
2,543	FirstRand Ltd. (m)	8,847
358	Imperial Holdings Ltd. (m)	7,931
241	Tiger Brands Ltd. (m)	7,522

		35,350

	South Korea — 13.3%
288	DGB Financial Group, Inc. (m)	4,036
89	Hite Jinro Co., Ltd. (m)	2,595
79	Hyundai Marine & Fire Insurance Co., Ltd. (m)	2,212
62	Hyundai Motor Co. (m)	11,218
155	Kangwon Land, Inc. (m)	4,373
181	Kia Motors Corp. (m)	9,009
21	Korea Zinc Co., Ltd. (m)	5,921
107	KT&G Corp. (m)	7,699
28	Samsung Electronics Co., Ltd. (m)	38,484
21	SK Telecom Co., Ltd. (m)	3,779
643	Woori Finance Holdings Co., Ltd. (m)	6,963

		96,289

	Taiwan — 11.1%
620	Asustek Computer, Inc. (m)	7,221
1,540	Chipbond Technology Corp. (m)	3,926
1,383	Hon Hai Precision Industry Co., Ltd. (m)	3,574
805	Hon Hai Precision Industry Co., Ltd., Reg. S, GDR (m)	4,130
2,770	Lite-On Technology Corp. (m)	4,989
3,268	Pou Chen Corp. (m)	3,858
1,031	Radiant Opto-Electronics Corp. (m)	4,198
1,438	Realtek Semiconductor Corp. (m)	4,150
8,434	Taishin Financial Holding Co., Ltd. (m)	3,665
1,262	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	24,083
386	TPK Holding Co., Ltd. (m)	7,853
4,315	Uni-President Enterprises Corp. (m)	8,503

		80,150

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thailand — 2.3%
1,056	Kasikornbank PCL, NVDR (m)	7,644
5,600	Krung Thai Bank PCL, NVDR (m)	4,741
2,507	Thanachart Capital PCL, NVDR (m)	4,088

		16,473

	Turkey — 7.2%
504	Arcelik A.S. (m)	3,926
2,925	Eregli Demir ve Celik Fabrikalari TAS (m)	3,355
183	Koza Altin Isletmeleri A.S. (m)	3,678
451	Tofas Turk Otomobil Fabrikasi A.S. (m)	3,148
257	Tupras Turkiye Petrol Rafinerileri A.S. (m)	7,185
1,025	Turk Hava Yollari (a) (m)	4,272
1,802	Turkiye Garanti Bankasi A.S. (m)	9,972
760	Turkiye Halk Bankasi A.S. (m)	8,298
2,137	Turkiye Is Bankasi, Class C (m)	8,266

		52,100

	United Arab Emirates — 0.9%
676	Dragon Oil plc (m)	6,664

	United Kingdom — 0.7%
1,603	Old Mutual plc (m)	5,099

	Total Common Stocks (Cost $652,932)	701,114

Preferred Stock — 0.4%
	Brazil — 0.4%
307	Banco do Estado do Rio Grande do Sul S.A., Class B (m) (Cost $2,778)	2,582

Short-Term Investment — 1.9%
	Investment Company — 1.9%
13,651	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $13,651)	13,651

	Total Investments — 99.4% (Cost $669,361)	717,347
	Other Assets in Excess of Liabilities — 0.6%	4,576

	NET ASSETS — 100.0%	$721,923

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	22.8%
Oil, Gas & Consumable Fuels	12.0
Semiconductors & Semiconductor Equipment	10.4
Automobiles	7.2
Metals & Mining	5.0
Wireless Telecommunication Services	3.9
Food Products	3.9
Insurance	3.8
Computers & Peripherals	2.8
Food & Staples Retailing	2.4
Electronic Equipment, Instruments & Components	2.4
Household Durables	2.1

INDUSTRY	PERCENTAGE
Beverages	2.0%
Diversified Financial Services	1.9
IT Services	1.8
Thrifts & Mortgage Finance	1.6
Hotels, Restaurants & Leisure	1.6
Real Estate Management & Development	1.5
Distributors	1.1
Tobacco	1.1
Water Utilities	1.1
Others (each less than 1.0%)	5.7
Short-Term Investment	1.9

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.0%
	Brazil — 13.8%
5,232	CCR S.A. (m)	51,172
1,971	Cia de Bebidas das Americas (Preference Shares), ADR (m)	82,803
1,180	Cielo S.A. (m)	31,101
1,673	Itau Unibanco Holding S.A. (Preference Shares), ADR (m)	28,148
814	Lojas Renner S.A. (m)	30,912
425	Marcopolo S.A. (m)	2,677
3,398	Petroleo Brasileiro S.A., ADR (m)	67,861
1,846	Ultrapar Participacoes S.A. (m)	49,072
3,145	Vale S.A. (Preference Shares), ADR (m)	51,140
2,013	WEG S.A. (m)	26,646

		421,532

	Chile — 0.9%
985	Banco Santander Chile, ADR (m)	26,239

	China — 8.0%
5,177	Anhui Conch Cement Co., Ltd., Class H (m)	18,794
13,280	China Merchants Bank Co., Ltd., Class H (m)	28,367
32,562	CNOOC Ltd. (m)	60,991
135	New Oriental Education & Technology Group, ADR (m)	2,586
6,983	Ping An Insurance Group Co. of China Ltd., Class H (m)	55,423
9,104	Sun Art Retail Group Ltd. (m)	12,731
9,160	Tingyi Cayman Islands Holding Corp. (m)	25,343
5,268	Tsingtao Brewery Co., Ltd., Class H (m)	35,336
3,591	Wumart Stores, Inc., Class H (m)	6,294

		245,865

	Hong Kong — 8.8%
20,433	AIA Group Ltd. (m)	90,894
7,632	China Mobile Ltd. (m)	83,936
8,917	Hang Lung Properties Ltd. (m)	34,720
912	Jardine Matheson Holdings Ltd. (m)	59,270

		268,820

	Hungary — 0.7%
1,086	OTP Bank plc (m)	22,678

	India — 14.2%
1,355	ACC Ltd. (m)	31,065
3,649	Ambuja Cements Ltd. (m)	12,650
175	Asian Paints Ltd. (m)	15,245
707	HDFC Bank Ltd., ADR (m)	30,009
8,112	Housing Development Finance Corp. (m)	127,781
173	Infosys Ltd. (m)	7,153
1,172	Infosys Ltd., ADR (m)	48,936

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — Continued
5,481	ITC Ltd. (m)	33,488
1,362	Kotak Mahindra Bank Ltd. (m)	17,899
1,098	Larsen & Toubro Ltd. (m)	30,857
3,543	Mahindra & Mahindra Financial Services Ltd. (m)	15,023
1,747	Mahindra & Mahindra Ltd. (m)	30,008
1,333	Tata Consultancy Services Ltd. (m)	34,124

		434,238

	Indonesia — 3.9%
74,270	Astra International Tbk PT (m)	56,196
47,064	Bank Rakyat Indonesia Persero Tbk PT (m)	45,583
6,256	Unilever Indonesia Tbk PT (m)	16,903

		118,682

	Luxembourg — 1.9%
1,342	Tenaris S.A., ADR (m)	59,724

	Malaysia — 1.2%
412	British American Tobacco Malaysia Bhd (m)	8,580
5,472	Public Bank Bhd (m)	29,545

		38,125

	Mexico — 2.8%
3,773	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	28,429
18,134	Wal-Mart de Mexico S.A.B. de C.V., Series V, (m)	57,527

		85,956

	Russia — 4.2%
1,319	Magnit OJSC, Reg. S, GDR (m)	67,419
10,507	Sberbank of Russia (m)	33,530
2,061	Sberbank of Russia, ADR (m)	26,603

		127,552

	South Africa — 11.5%
4,927	African Bank Investments Ltd. (m)	15,657
1,948	Bidvest Group Ltd. (m)	50,695
781	Capitec Bank Holdings Ltd. (m)	19,029
11,939	FirstRand Ltd. (m)	41,537
648	Imperial Holdings Ltd. (m)	14,360
901	Kumba Iron Ore Ltd. (m)	47,762
1,185	Massmart Holdings Ltd. (m)	24,555
1,035	Mr Price Group Ltd. (m)	14,892
3,369	MTN Group Ltd. (m)	60,800
2,048	Shoprite Holdings Ltd. (m)	38,895
799	Tiger Brands Ltd. (m)	24,883

		353,065

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	South Korea — 8.3%
81	E-Mart Co., Ltd. (m)	15,733
221	Hyundai Mobis (m)	50,181
332	Hyundai Motor Co. (m)	60,299
94	Samsung Electronics Co., Ltd. (m)	129,548

		255,761

	Taiwan — 7.4%
12,916	Delta Electronics, Inc. (m)	61,969
5,348	President Chain Store Corp. (m)	33,009
2,732	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	10,141
6,350	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	121,153

		226,272

	Thailand — 1.0%
5,055	Siam Commercial Bank PCL (m)	32,088

	Turkey — 3.3%
5,636	KOC Holding A.S. (m)	34,177
12,158	Turkiye Garanti Bankasi A.S. (m)	67,268

		101,445

	United Kingdom — 4.1%
1,237	SABMiller plc (m)	66,756
2,300	Standard Chartered plc (m)	57,880

		124,636

	Total Common Stocks (Cost $2,386,093)	2,942,678

Preferred Stocks — 1.0%
	Brazil — 1.0%
1,076	Itau Unibanco Holding S.A. (m)	18,049
1,904	Marcopolo S.A. (m)	12,663

	Total Preferred Stocks (Cost $23,745)	30,712

Short-Term Investment — 2.7%
	Investment Company — 2.7%
81,355	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $81,355)	81,355

	Total Investments — 99.7% (Cost $2,491,193)	3,054,745
	Other Assets in Excess of Liabilities — 0.3%	9,441

	NET ASSETS — 100.0%	$3,064,186

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	16.2%
Semiconductors & Semiconductor Equipment	8.5
Food & Staples Retailing	8.4
Beverages	6.1
Oil, Gas & Consumable Fuels	5.8
Automobiles	4.8
Insurance	4.8
Wireless Telecommunication Services	4.7
Industrial Conglomerates	4.7
Thrifts & Mortgage Finance	4.2
IT Services	4.0
Metals & Mining	3.2
Diversified Financial Services	2.5
Construction Materials	2.0
Electronic Equipment, Instruments & Components	2.0
Energy Equipment & Services	2.0
Transportation Infrastructure	1.7
Food Products	1.6
Auto Components	1.6
Tobacco	1.4
Machinery	1.4
Real Estate Management & Development	1.1
Multiline Retail	1.0
Construction & Engineering	1.0
Others (each less than 1.0%)	2.6
Short-Term Investment	2.7

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Australia — 6.5%
69	Amcor Ltd. (m)	707
43	Australia & New Zealand Banking Group Ltd. (m)	1,415
143	Goodman Group (m)	776
208	Stockland (m)	836
125	Transurban Group (m)	885

		4,619

	Belgium — 0.9%
4	Solvay S.A. (m)	659

	Brazil — 0.9%
25	Cielo S.A. (m)	671

	Canada — 1.2%
14	Bank of Montreal (m)	878

	China — 1.5%
1,232	China Construction Bank Corp., Class H (m)	1,034

	Denmark — 1.0%
87	TDC A/S (m)	703

	France — 6.2%
35	Electricite de France S.A. (m)	785
11	Sanofi (m)	1,228
10	Schneider Electric S.A. (m)	726
13	Total S.A. (m)	641
4	Unibail-Rodamco SE (m)	977

		4,357

	Germany — 4.2%
8	Allianz SE (m)	1,215
12	BASF SE (m)	1,077
7	Kabel Deutschland Holding AG (m)	667

		2,959

	Hong Kong — 1.4%
89	Hutchison Whampoa Ltd. (m)	968

	Indonesia — 1.0%
1,084	Perusahaan Gas Negara Persero Tbk PT (m)	697

	Italy — 2.7%
17	Banca Generali S.p.A. (m)	361
64	Eni S.p.A. (m)	1,522

		1,883

	Japan — 8.4%
13	Canon, Inc. (m)	453
39	Japan Tobacco, Inc. (m)	1,467
21	Nippon Telegraph & Telephone Corp. (m)	1,019
39	Nissan Motor Co., Ltd. (m)	408
39	Seven & I Holdings Co., Ltd. (m)	1,496

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
22	Sumitomo Mitsui Financial Group, Inc. (m)	1,045

		5,888

	Netherlands — 4.7%
26	Delta Lloyd N.V. (m)	508
56	Royal Dutch Shell plc, Class A (m)	1,894
21	Unilever N.V., CVA (m)	893

		3,295

	Norway — 1.8%
33	Gjensidige Forsikring ASA (m)	538
33	Telenor ASA (m)	743

		1,281

	Singapore — 2.7%
57	Keppel Corp., Ltd. (m)	497
11	Keppel REIT (m)	14
428	Singapore Telecommunications Ltd. (m)	1,367

		1,878

	South Africa — 0.5%
108	African Bank Investments Ltd. (m)	342

	Sweden — 3.0%
48	Swedbank AB, Class A (m)	1,187
74	Telefonaktiebolaget LM Ericsson, Class B (m)	919

		2,106

	Switzerland — 6.5%
10	Nestle S.A. (m)	744
12	Novartis AG (m)	880
6	Roche Holding AG (m)	1,512
19	Swiss Re AG (a) (m)	1,484

		4,620

	Taiwan — 1.0%
145	Novatek Microelectronics Corp. (m)	709

	United Kingdom — 10.4%
181	Centrica plc (m)	1,045
22	Diageo plc (m)	673
41	GlaxoSmithKline plc (m)	1,053
96	HSBC Holdings plc (m)	1,047
42	Pearson plc (m)	770
45	Persimmon plc (m)	516
15	Rio Tinto plc (m)	693
10	SABMiller plc (m)	556
314	Vodafone Group plc (m)	959

		7,312

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	United States — 30.6%
1	Apple, Inc. (m)	513
39	Applied Materials, Inc. (m)	567
22	Bristol-Myers Squibb Co. (m)	883
7	Chevron Corp. (m)	898
13	CME Group, Inc. (m)	813
24	ConocoPhillips (m)	1,460
26	Dow Chemical Co. (The) (m)	867
21	Emerson Electric Co. (m)	1,158
16	Johnson & Johnson (m)	1,358
19	Kinder Morgan, Inc. (m)	728
35	Masco Corp. (m)	680
8	McDonald’s Corp. (m)	814
24	Merck & Co., Inc. (m)	1,110
16	MetLife, Inc. (m)	606
43	Microsoft Corp. (m)	1,423
15	Pfizer, Inc. (m)	435
11	Philip Morris International, Inc. (m)	1,020
9	Sempra Energy (m)	725
33	Time Warner, Inc. (m)	1,972
7	United Technologies Corp. (m)	643
23	Verizon Communications, Inc. (m)	1,260
29	Wells Fargo & Co. (m)	1,092
14	Williams Cos., Inc. (The) (m)	529

		21,554

	Total Common Stocks (Cost $59,904)	68,413

Short-Term Investment — 1.7%
	Investment Company — 1.7%
1,202	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $1,202)	1,202

	Total Investments — 98.8% (Cost $61,106)	69,615
	Other Assets in Excess of Liabilities — 1.2%	815

	NET ASSETS — 100.0%	$70,430

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	12.2%
Commercial Banks	11.1
Oil, Gas & Consumable Fuels	11.0
Diversified Telecommunication Services	7.3
Insurance	6.2
Media	4.9
Chemicals	3.7
Real Estate Investment Trusts (REITs)	3.7
Tobacco	3.6
Electrical Equipment	2.7
Multi-Utilities	2.5
Food Products	2.4
Food & Staples Retailing	2.1
Industrial Conglomerates	2.1
Software	2.0
Semiconductors & Semiconductor Equipment	1.8
Beverages	1.8
Diversified Financial Services	1.7
Wireless Telecommunication Services	1.4
Communications Equipment	1.3
Transportation Infrastructure	1.3
Hotels, Restaurants & Leisure	1.2
Electric Utilities	1.1
Containers & Packaging	1.0
Gas Utilities	1.0
Metals & Mining	1.0
Building Products	1.0
IT Services	1.0
Others (each less than 1.0%)	4.2
Short-Term Investment	1.7

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5	Dow Jones Euro STOXX 50 Index	06/21/13	$176	$—	(h)
8	E-mini S&P 500	06/21/13	637	—	(h)
2	FTSE 100 Index	06/21/13	198	—	(h)

				$—	(h)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/13		NET UNREALIZED APPRECIATION (DEPRECIATION)
237,059	CHF
314,811	for SGD	Westpac Banking Corp.	06/20/13	$256	#	$255	#	$(1)
2,550,205	CAD	BNP Paribas	06/20/13	2,482		2,529		47
145,648	CHF	Goldman Sachs International	06/20/13	154		157		3
231,498	EUR	BNP Paribas	06/20/13	298		305		7
251,283	EUR	HSBC Bank, N.A.	06/20/13	327		331		4
109,522	EUR	TD Bank Financial Group	06/20/13	143		144		1
229,200	GBP	HSBC Bank, N.A.	06/20/13	351		356		5
190,204	GBP	Royal Bank of Canada	06/20/13	287		295		8
26,866,760	JPY	Australia and New Zealand Banking Group Limited	06/20/13	281		276		(5)
69,829,765	JPY	Credit Suisse International	06/20/13	712		716		4
34,344,447	JPY	HSBC Bank, N.A.	06/20/13	348		352		4
29,872,368	JPY	Westpac Banking Corp.	06/20/13	310		307		(3)
185,093	NZD	Morgan Stanley	06/20/13	154		158		4
395,171	NZD	TD Bank Financial Group	06/20/13	324		338		14
				$6,427		$6,519		$92

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,194,272	AUD	BNP Paribas	06/20/13	$1,228	$1,234	$(6)
132,576	AUD	Citibank, N.A.	06/20/13	137	137	— (h)
295,083	AUD	Credit Suisse International	06/20/13	309	305	4
187,258	AUD	TD Bank Financial Group	06/20/13	194	193	1
169,140	CAD	BNP Paribas	06/20/13	166	167	(1)
273,492	CAD	Goldman Sachs International	06/20/13	266	272	(6)
285,329	CAD	Morgan Stanley	06/20/13	277	282	(5)
1,566,278	CHF	BNP Paribas	06/20/13	1,642	1,685	(43)
515,612	CHF	Goldman Sachs International	06/20/13	546	554	(8)
112,533	CHF	TD Bank Financial Group	06/20/13	119	121	(2)
127,462	CHF	Westpac Banking Corp.	06/20/13	137	138	(1)
935,948	DKK	Goldman Sachs International	06/20/13	163	166	(3)

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
157,205	EUR	BNP Paribas	06/20/13	$203	$207	$(4)
2,427,891	EUR	Credit Suisse International	06/20/13	3,146	3,199	(53)
262,401	EUR	Societe Generale	06/20/13	341	345	(4)
132,653	EUR	TD Bank Financial Group	06/20/13	172	175	(3)
347,014	EUR	Westpac Banking Corp.	06/20/13	445	457	(12)
170,153	GBP	BNP Paribas	06/20/13	259	264	(5)
247,880	GBP	Citibank, N.A.	06/20/13	376	385	(9)
1,314,692	GBP	Credit Suisse International	06/20/13	1,963	2,042	(79)
198,710	GBP	Goldman Sachs International	06/20/13	300	308	(8)
148,740	GBP	Merrill Lynch International	06/20/13	228	231	(3)
113,743	GBP	Societe Generale	06/20/13	173	177	(4)
88,760	GBP	TD Bank Financial Group	06/20/13	134	138	(4)
215,249	GBP	Westpac Banking Corp.	06/20/13	330	334	(4)
8,157,434	HKD	Goldman Sachs International	06/20/13	1,052	1,052	— (h)
16,334,493	JPY	TD Bank Financial Group	06/20/13	165	167	(2)
107,462,210	JPY	Westpac Banking Corp.	06/20/13	1,091	1,103	(12)
4,610,153	NOK	Goldman Sachs International	06/20/13	790	798	(8)
338,391	NZD	HSBC Bank, N.A.	06/20/13	275	289	(14)
4,188,547	SEK	HSBC Bank, N.A.	06/20/13	645	646	(1)
962,439	SEK	Societe Generale	06/20/13	148	148	— (h)
1,667,534	SEK	Union Bank of Switzerland AG	06/20/13	258	257	1
1,045,875	SGD	HSBC Bank, N.A.	06/20/13	835	849	(14)
				$18,513	$18,825	$(312)

#	For cross-currency exchange contracts, the settlement value is the U.S. dollar market value at 04/30/13 of the currency being sold, and the value at 04/30/13 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Global Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
		Belgium — 1.2%
—	(h)	Solvay S.A. (m)	67

		Canada — 0.6%
2		First Quantum Minerals Ltd. (m)	33

		Denmark — 0.5%
—	(h)	Carlsberg A/S, Class B (m)	25

		Finland — 0.7%
3		Stora Enso OYJ, Class R (m)	19
2		UPM-Kymmene OYJ (m)	17

			36

		France — 4.0%
1		GDF Suez (m)	28
1		Sanofi (m)	55
1		Schneider Electric S.A. (m)	57
1		Sodexo (m)	63
1		Suez Environnement Co. (m)	17

			220

		Germany — 3.3%
—	(h)	Allianz SE (m)	54
1		BASF SE (m)	59
1		Bayer AG (m)	68

			181

		Hong Kong — 2.0%
20		Belle International Holdings Ltd. (m)	33
14		China Overseas Land & Investment Ltd. (m)	43
3		Hutchison Whampoa Ltd. (m)	32

			108

		Ireland — 2.8%
1		Covidien plc (m)	50
3		Experian plc (m)	58
1		Shire plc (m)	42

			150

		Japan — 9.2%
9		Hitachi Ltd. (m)	57
3		Japan Tobacco, Inc. (m)	98
5		Marubeni Corp. (m)	36
5		Mitsubishi Electric Corp. (m)	48
2		Mitsubishi Estate Co., Ltd. (m)	65
3		Nissan Motor Co., Ltd. (m)	26
—	(h)	Nitto Denko Corp. (m)	26
4		ORIX Corp. (m)	54
1		Softbank Corp. (m)	55

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
1		Sumitomo Mitsui Financial Group, Inc. (m)	38

			503

		Netherlands — 4.2%
1		ASML Holding N.V. (m)	40
3		Royal Dutch Shell plc, Class A (m)	95
2		Unilever N.V., CVA (m)	96

			231

		South Korea — 0.8%
—	(h)	Samsung Electronics Co., Ltd. (m)	44

		Spain — 0.8%
2		Repsol S.A. (m)	44

		Sweden — 1.1%
5		Telefonaktiebolaget LM Ericsson, Class B (m)	57

		Switzerland — 4.7%
1		ACE Ltd. (m)	68
1		Cie Financiere Richemont S.A., Class A (m)	67
1		Nestle S.A. (m)	68
1		Novartis AG (m)	55

			258

		Taiwan — 0.7%
15		Hon Hai Precision Industry Co., Ltd. (m)	38

		United Kingdom — 10.7%
3		BG Group plc (m)	58
1		British American Tobacco plc (m)	80
2		Diageo plc (m)	51
—	(h)	Ensco plc, Class A (m)	14
7		HSBC Holdings plc (m)	81
2		InterContinental Hotels Group plc (m)	46
1		Pearson plc (m)	24
3		Prudential plc (m)	49
1		Rio Tinto plc (m)	58
1		SABMiller plc (m)	61
20		Vodafone Group plc (m)	61

			583

		United States — 49.8%
1		Adobe Systems, Inc. (a) (m)	35
—	(h)	Air Products & Chemicals, Inc. (m)	30
—	(h)	Allergan, Inc. (m)	51
—	(h)	Amazon.com, Inc. (a) (m)	46
—	(h)	Anadarko Petroleum Corp. (m)	41
—	(h)	Apple, Inc. (m)	64
—	(h)	AutoZone, Inc. (a) (m)	52

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		United States — Continued
7		Bank of America Corp. (m)	85
—	(h)	Biogen Idec, Inc. (a) (m)	73
1		Bristol-Myers Squibb Co. (m)	44
1		Broadcom Corp., Class A (m)	51
1		Capital One Financial Corp. (m)	40
1		CareFusion Corp. (a) (m)	19
—	(h)	Carnival Corp. (m)	5
—	(h)	Cerner Corp. (a) (m)	40
—	(h)	Chevron Corp. (m)	56
3		Cisco Systems, Inc. (m)	61
2		Citigroup, Inc. (m)	90
1		Comcast Corp., Class A (m)	55
1		DISH Network Corp., Class A (m)	26
1		Emerson Electric Co. (m)	40
1		Fluor Corp. (m)	56
1		General Motors Co. (a) (m)	31
—	(h)	Google, Inc., Class A (a) (m)	93
1		Home Depot, Inc. (The) (m)	78
—	(h)	Honeywell International, Inc. (m)	24
—	(h)	Humana, Inc. (m)	25
—	(h)	IntercontinentalExchange, Inc. (a) (m)	42
1		Invesco Ltd. (m)	36
1		Johnson & Johnson (m)	79
1		Johnson Controls, Inc. (m)	50
1		Lam Research Corp. (a) (m)	63
1		Masco Corp. (m)	28
1		Merck & Co., Inc. (m)	51
1		MetLife, Inc. (m)	53
3		Microsoft Corp. (m)	90
2		Morgan Stanley (m)	41
—	(h)	Onyx Pharmaceuticals, Inc. (a) (m)	32

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — Continued
1		PACCAR, Inc. (m)	31
—	(h)	priceline.com, Inc. (a) (m)	25
1		Schlumberger Ltd. (m)	68
—	(h)	Sempra Energy (m)	36
1		State Street Corp. (m)	46
1		Target Corp. (m)	58
1		Time Warner, Inc. (m)	81
1		TJX Cos., Inc. (m)	49
—	(h)	Union Pacific Corp. (m)	68
1		United Technologies Corp. (m)	68
1		UnitedHealth Group, Inc. (m)	71
—	(h)	V.F. Corp. (m)	63
—	(h)	Vertex Pharmaceuticals, Inc. (a) (m)	30
2		Wells Fargo & Co. (m)	92
1		Williams Cos., Inc. (The) (m)	48

			2,710

		Total Common Stocks (Cost $4,302)	5,288

Preferred Stock — 0.9%
		Germany — 0.9%
—	(h)	Volkswagen AG (m) (Cost $42)	50

		Total Investments — 98.0% (Cost $4,344)	5,338
		Other Assets in Excess of Liabilities — 2.0%	108

		NET ASSETS — 100.0%	$5,446

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan Global Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	8.4%
Oil, Gas & Consumable Fuels	6.4
Diversified Financial Services	5.1
Insurance	4.2
Specialty Retail	4.0
Commercial Banks	3.9
Semiconductors & Semiconductor Equipment	3.7
Media	3.5
Chemicals	3.4
Tobacco	3.3
Food Products	3.1
Electrical Equipment	2.7
Beverages	2.6
Biotechnology	2.5
Textiles, Apparel & Luxury Goods	2.4
Software	2.3
Capital Markets	2.3
Communications Equipment	2.2
Wireless Telecommunication Services	2.2

INDUSTRY	PERCENTAGE
Hotels, Restaurants & Leisure	2.1%
Real Estate Management & Development	2.0
Automobiles	2.0
Electronic Equipment, Instruments & Components	1.8
Health Care Providers & Services	1.8
Internet Software & Services	1.7
Aerospace & Defense	1.7
Metals & Mining	1.7
Energy Equipment & Services	1.5
Multi-Utilities	1.5
Internet & Catalog Retail	1.3
Health Care Equipment & Supplies	1.3
Road & Rail	1.3
Computers & Peripherals	1.2
Multiline Retail	1.1
Professional Services	1.1
Construction & Engineering	1.1
Others (each less than 1.0%)	5.6

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
188,017	AUD	Societe Generale	06/04/13	$190	$194	$4
198,215	CAD	Societe Generale	06/04/13	193	197	4
42,743	CHF	Societe Generale	06/04/13	46	46	—	(h)
15,967	EUR	BNP Paribas	06/04/13	21	21	—	(h)
18,533	EUR	Citibank, N.A.	06/04/13	23	24	1
19,508	EUR	State Street Corp.	06/04/13	26	26	—	(h)
21,360	GBP	Barclays Bank plc	06/04/13	32	33	1
13,262	GBP	BNP Paribas	06/04/13	21	21	—	(h)
13,239	GBP	Citibank, N.A.	06/04/13	19	20	1
17,986	GBP	Societe Generale	06/04/13	28	28	—	(h)
179,915	HKD	BNP Paribas	06/04/13	23	23	—	(h)
207,871	HKD	HSBC Bank, N.A.	06/04/13	27	27	—	(h)
1,278,392	JPY	Credit Suisse International	06/04/13	13	13	—	(h)
3,831,134	JPY	HSBC Bank, N.A.	06/04/13	40	40	—	(h)
97,821	NOK	Goldman Sachs International	06/04/13	17	17	—	(h)
149,120	SEK	Goldman Sachs International	06/04/13	23	23	—	(h)
43,461	SGD	Goldman Sachs International	06/04/13	35	35	—	(h)
				$777	$788	$11

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
18,942	CHF	HSBC Bank, N.A.	06/04/13	$20	$21	$(1)
27,640	EUR	Barclays Bank plc	06/04/13	36	37	(1)
13,006	EUR	Deutsche Bank AG	06/04/13	17	17	— (h)
9,819	EUR	Morgan Stanley	06/04/13	13	13	— (h)
22,767	EUR	State Street Corp.	06/04/13	29	29	— (h)
120,625	EUR	Westpac Banking Corp.	06/04/13	158	159	(1)
12,310	GBP	Deutsche Bank AG	06/04/13	19	20	(1)
16,841	GBP	State Street Corp.	06/04/13	26	26	— (h)
16,107	GBP	TD Bank Financial Group	06/04/13	24	25	(1)
129,079	GBP	Westpac Banking Corp.	06/04/13	195	200	(5)
668,584	HKD	Westpac Banking Corp.	06/04/13	86	86	— (h)
1,644,651	JPY	Goldman Sachs International	06/04/13	18	17	1
2,055,712	JPY	State Street Corp.	06/04/13	21	21	— (h)
				$662	$671	$(9)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.4%
	Australia — 3.2%
23	AGL Energy Ltd. (m)	371
13	ALS Ltd. (m)	137
126	Alumina Ltd. (a) (m)	126
45	Amcor Ltd. (m)	467
47	AMP Ltd. (m)	265
19	Asciano Ltd. (m)	106
2	ASX Ltd. (m)	59
54	Aurizon Holdings Ltd. (m)	231
68	Australia & New Zealand Banking Group Ltd. (m)	2,241
67	BHP Billiton Ltd. (m)	2,257
26	Brambles Ltd. (m)	232
7	Caltex Australia Ltd. (m)	158
9	Coca-Cola Amatil Ltd. (m)	135
39	Commonwealth Bank of Australia (m)	2,965
15	Computershare Ltd. (m)	156
2	Crown Ltd. (m)	21
10	CSL Ltd. (m)	625
139	Dexus Property Group (m)	166
59	Federation Centres Ltd. (m)	159
49	Fortescue Metals Group Ltd. (m)	178
53	Goodman Group (m)	288
67	GPT Group (m)	287
5	Iluka Resources Ltd. (m)	47
78	Incitec Pivot Ltd. (m)	233
48	Insurance Australia Group Ltd. (m)	291
28	Lend Lease Group (m)	308
5	Macquarie Group Ltd. (m)	202
163	Mirvac Group (m)	299
48	National Australia Bank Ltd. (m)	1,697
14	Newcrest Mining Ltd. (m)	249
3	Orica Ltd. (m)	64
30	Origin Energy Ltd. (m)	390
34	QBE Insurance Group Ltd. (m)	473
6	Ramsay Health Care Ltd. (m)	189
13	Rio Tinto Ltd. (m)	768
26	Santos Ltd. (m)	332
17	Sonic Healthcare Ltd. (m)	228
42	Stockland (m)	170
41	Suncorp Group Ltd. (m)	551
25	Tabcorp Holdings Ltd. (m)	90
73	Telstra Corp., Ltd. (m)	379
35	Toll Holdings Ltd. (m)	207
58	Transurban Group (m)	409
27	Wesfarmers Ltd. (m)	1,202
54	Westfield Group (m)	658

SHARES	SECURITY DESCRIPTION	VALUE($)

	Australia — Continued
42	Westfield Retail Trust (m)	144
65	Westpac Banking Corp. (m)	2,297
11	Woodside Petroleum Ltd. (m)	431
26	Woolworths Ltd. (m)	984
4	WorleyParsons Ltd. (m)	96

		25,018

	Austria — 0.0% (g)
4	Andritz AG (m)	260

	Belgium — 0.3%
11	Anheuser-Busch InBev N.V. (m)	1,080
9	Solvay S.A. (m)	1,339

		2,419

	Bermuda — 0.4%
21	Axis Capital Holdings Ltd. (m)	928
2	Endurance Specialty Holdings Ltd. (m)	113
11	Everest Re Group Ltd. (m)	1,426
3	PartnerRe Ltd. (m)	240

		2,707

	Canada — 3.8%
5	Agnico-Eagle Mines Ltd. (m)	152
4	Agrium, Inc. (m)	371
4	Alimentation Couche Tard, Inc., Class B (m)	220
8	ARC Resources Ltd. (m)	226
18	Bank of Montreal (m)	1,114
32	Bank of Nova Scotia (m)	1,829
28	Barrick Gold Corp. (m)	554
7	BCE, Inc. (m)	326
39	Bombardier, Inc., Class B (m)	154
15	Brookfield Asset Management, Inc., Class A (m)	591
11	Cameco Corp. (m)	215
11	Canadian Imperial Bank of Commerce (m)	899
12	Canadian National Railway Co. (m)	1,169
30	Canadian Natural Resources Ltd. (m)	883
13	Canadian Oil Sands Ltd. (m)	255
5	Canadian Pacific Railway Ltd. (m)	588
21	Cenovus Energy, Inc. (m)	626
10	Crescent Point Energy Corp. (m)	369
19	Eldorado Gold Corp. (m)	152
21	Enbridge, Inc. (m)	984
20	Encana Corp. (m)	373
13	First Quantum Minerals Ltd. (m)	219
5	Fortis, Inc. (m)	178
4	Franco-Nevada Corp. (m)	178
22	Goldcorp, Inc. (m)	665

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Canada — Continued
8		Great-West Lifeco, Inc. (m)	213
9		Husky Energy, Inc. (m)	266
8		Imperial Oil Ltd. (m)	332
4		Intact Financial Corp. (m)	220
32		Kinross Gold Corp. (m)	173
2		Lululemon Athletica, Inc. (a) (m)	169
6		Magna International, Inc. (m)	364
50		Manulife Financial Corp. (m)	732
3		Metro, Inc. (m)	182
5		National Bank of Canada (m)	340
8		Pembina Pipeline Corp. (m)	265
23		Potash Corp. of Saskatchewan, Inc. (m)	984
9		Power Corp of Canada (m)	255
7		Power Financial Corp. (m)	198
13		Research In Motion Ltd. (a) (m)	213
11		Rogers Communications, Inc., Class B (m)	520
40		Royal Bank of Canada (m)	2,430
4		Saputo, Inc. (m)	185
10		Shaw Communications, Inc., Class B (m)	236
6		Shoppers Drug Mart Corp. (m)	253
10		Silver Wheaton Corp. (m)	242
4		SNC-Lavalin Group, Inc. (m)	183
16		Sun Life Financial, Inc. (m)	462
44		Suncor Energy, Inc. (m)	1,361
29		Talisman Energy, Inc. (m)	352
16		Teck Resources Ltd., Class B (m)	425
4		Tim Hortons, Inc. (m)	230
25		Toronto-Dominion Bank (The) (m)	2,084
19		TransCanada Corp. (m)	959
14		Valeant Pharmaceuticals International, Inc. (a) (m)	1,099
21		Yamana Gold, Inc. (m)	265

			29,482

		China — 0.1%
83		Sands China Ltd. (m)	435
180		Yangzijiang Shipbuilding Holdings Ltd. (m)	140

			575

		Colombia — 0.0% (g)
—	(h)	Pacific Rubiales Energy Corp. (m)	1

		Denmark — 0.5%
—	(h)	AP Moeller — Maersk A/S, Class B (m)	349
3		Carlsberg A/S, Class B (m)	240
44		Danske Bank A/S (a) (m)	840
11		Novo Nordisk A/S, Class B (m)	1,899

SHARES	SECURITY DESCRIPTION	VALUE($)

	Denmark — Continued
99	TDC A/S (m)	802

		4,130

	Finland — 0.3%
13	Nokian Renkaat OYJ (m)	586
62	UPM-Kymmene OYJ (m)	648
25	Wartsila OYJ Abp (m)	1,207

		2,441

	France — 3.3%
7	Air Liquide S.A. (m)	833
19	AtoS (m)	1,307
86	AXA S.A. (m)	1,616
27	BNP Paribas S.A. (m)	1,500
24	Cie de St-Gobain (m)	952
7	Cie Generale des Etablissements Michelin, Class B (m)	609
64	Electricite de France S.A. (m)	1,424
35	European Aeronautic Defence and Space Co. N.V. (m)	1,834
12	France Telecom S.A. (m)	123
55	GDF Suez (m)	1,172
6	Lafarge S.A. (m)	376
3	LVMH Moet Hennessy Louis Vuitton S.A. (m)	591
1	PPR (m)	218
15	Renault S.A. (m)	1,011
41	Sanofi (m)	4,486
27	Schneider Electric S.A. (m)	2,040
29	Societe Generale S.A. (a) (m)	1,067
13	Sodexo (m)	1,116
51	Total S.A. (m)	2,549
1	Unibail-Rodamco SE (m)	373

		25,197

	Germany — 3.1%
17	Allianz SE (m)	2,537
35	BASF SE (m)	3,251
29	Bayer AG (m)	3,006
11	Bayerische Motoren Werke AG (m)	1,013
9	Brenntag AG (m)	1,471
12	Continental AG (a) (m)	1,449
23	Deutsche Bank AG (m)	1,076
8	Deutsche Boerse AG (m)	471
55	Deutsche Telekom AG (m)	653
43	E.ON SE (m)	786
17	HeidelbergCement AG (m)	1,207
10	Kabel Deutschland Holding AG (m)	931
4	Linde AG (m)	727

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Germany — Continued
26	RWE AG (m)	938
29	SAP AG (m)	2,286
17	Siemens AG (m)	1,751
5	ThyssenKrupp AG (a) (m)	98

		23,651

	Hong Kong — 1.0%
220	AIA Group Ltd. (m)	980
48	Bank of East Asia Ltd. (m)	196
7	BOC Hong Kong Holdings Ltd. (m)	24
45	Cheung Kong Holdings Ltd. (m)	679
22	Cheung Kong Infrastructure Holdings Ltd. (m)	160
25	CLP Holdings Ltd. (m)	216
81	Galaxy Entertainment Group Ltd. (a) (m)	364
30	Hang Seng Bank Ltd. (m)	498
139	HKT Trust/HKT Ltd. (m)	146
86	Hong Kong & China Gas Co., Ltd. (m)	259
16	Hong Kong Exchanges and Clearing Ltd. (m)	273
58	Hutchison Whampoa Ltd. (m)	631
38	Li & Fung Ltd. (m)	49
63	Link REIT (The) (m)	357
77	MTR Corp., Ltd. (m)	316
81	NWS Holdings Ltd. (m)	145
23	Orient Overseas International Ltd. (m)	134
54	Power Assets Holdings Ltd. (m)	528
170	Sino Land Co., Ltd. (m)	280
31	SJM Holdings Ltd. (m)	78
31	Sun Hung Kai Properties Ltd. (m)	448
6	Swire Pacific Ltd., Class A (m)	76
18	Swire Properties Ltd. (m)	64
49	Wharf Holdings Ltd. (m)	438
36	Wheelock & Co., Ltd. (m)	201
74	Yue Yuen Industrial Holdings Ltd. (m)	256

		7,796

	Ireland — 0.9%
25	Accenture plc, Class A (m)	2,013
40	Covidien plc (m)	2,540
13	Eaton Corp. plc (m)	787
24	Experian plc (m)	429
38	Shire plc (m)	1,193
24	Warner Chilcott plc, Class A (m)	345

		7,307

	Italy — 0.7%
270	Enel S.p.A. (m)	1,043
115	Eni S.p.A. (m)	2,739

SHARES		SECURITY DESCRIPTION	VALUE($)

		Italy — Continued
546		Intesa Sanpaolo S.p.A. (m)	991
909		Telecom Italia S.p.A. (m)	772
21		UniCredit S.p.A. (a) (m)	109

			5,654

		Japan — 7.7%
20		77 Bank Ltd. (The) (m)	119
4		AEON Financial Service Co., Ltd. (m)	120
5		Aisin Seiki Co., Ltd. (m)	173
27		Ajinomoto Co., Inc. (m)	371
—	(h)	Alfresa Holdings Corp. (m)	18
36		Amada Co., Ltd. (m)	289
28		ANA Holdings, Inc. (m)	61
4		Anritsu Corp. (m)	66
4		Asahi Group Holdings Ltd. (m)	99
81		Asahi Kasei Corp. (m)	545
15		Astellas Pharma, Inc. (m)	892
50		Bank of Yokohama Ltd. (The) (m)	304
7		Benesse Holdings, Inc. (m)	301
26		Bridgestone Corp. (m)	970
24		Canon, Inc. (m)	845
—	(h)	Capcom Co., Ltd. (m)	3
6		Central Japan Railway Co. (m)	712
9		Chubu Electric Power Co., Inc. (m)	113
6		Chugai Pharmaceutical Co., Ltd. (m)	147
8		Chugoku Electric Power Co., Inc. (The) (m)	119
17		Coca-Cola West Co., Ltd. (m)	318
10		Credit Saison Co., Ltd. (m)	278
3		Dai Nippon Printing Co., Ltd. (m)	29
12		Daicel Corp. (m)	97
—	(h)	Dai-ichi Life Insurance Co., Ltd. (The) (m)	367
4		Daiichi Sankyo Co., Ltd. (m)	78
11		Daikin Industries Ltd. (m)	454
1		Dainippon Screen Manufacturing Co., Ltd. (m)	5
1		Daito Trust Construction Co., Ltd. (m)	116
27		Daiwa House Industry Co., Ltd. (m)	610
6		Daiwa Securities Group, Inc. (m)	53
81		Denki Kagaku Kogyo KK (m)	296
4		Denso Corp. (m)	161
10		Dentsu, Inc. (m)	330
1		Disco Corp. (m)	39
16		Dowa Holdings Co., Ltd. (m)	115
10		East Japan Railway Co. (m)	802
10		Electric Power Development Co., Ltd. (m)	297
3		FANUC Corp. (m)	483
1		Fast Retailing Co., Ltd. (m)	330

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — Continued
—	(h)	Fuji Media Holdings, Inc. (m)	189
18		FUJIFILM Holdings Corp. (m)	370
113		Fujitsu Ltd. (m)	475
20		Fukuoka Financial Group, Inc. (m)	102
44		Furukawa Electric Co., Ltd. (m)	111
6		Hankyu Hanshin Holdings, Inc. (m)	39
7		Hisamitsu Pharmaceutical Co., Inc. (m)	400
4		Hitachi Capital Corp. (m)	90
149		Hitachi Ltd. (m)	952
189		Hokuhoku Financial Group, Inc. (m)	441
42		Honda Motor Co., Ltd. (m)	1,676
23		Hoya Corp. (m)	453
—	(h)	Idemitsu Kosan Co., Ltd. (m)	25
—	(h)	Inpex Corp. (m)	392
6		ITOCHU Corp. (m)	78
5		Itochu Techno-Solutions Corp. (m)	257
1		Itoham Foods, Inc. (m)	5
3		J. Front Retailing Co., Ltd. (m)	25
32		Japan Tobacco, Inc. (m)	1,210
15		JFE Holdings, Inc. (m)	324
15		JSR Corp. (m)	352
102		JX Holdings, Inc. (m)	556
12		Kansai Electric Power Co., Inc. (The) (a) (m)	141
5		Kao Corp. (m)	166
68		Kawasaki Heavy Industries Ltd. (m)	217
16		KDDI Corp. (m)	779
41		Keio Corp. (m)	353
1		Keyence Corp. (m)	159
41		Kirin Holdings Co., Ltd. (m)	717
27		Komatsu Ltd. (m)	743
5		Kubota Corp. (m)	72
1		Kyocera Corp. (m)	142
27		Kyowa Hakko Kirin Co., Ltd. (m)	331
18		Kyushu Electric Power Co., Inc. (a) (m)	243
—	(h)	Mabuchi Motor Co., Ltd. (m)	5
7		Makita Corp. (m)	415
54		Marubeni Corp. (m)	388
29		Marui Group Co., Ltd. (m)	335
36		Mazda Motor Corp. (a) (m)	123
6		Medipal Holdings Corp. (m)	86
44		Minebea Co., Ltd. (m)	141
—	(h)	Miraca Holdings, Inc. (m)	5
18		Mitsubishi Corp. (m)	317
59		Mitsubishi Electric Corp. (m)	562
32		Mitsubishi Estate Co., Ltd. (m)	1,042
45		Mitsubishi Gas Chemical Co., Inc. (m)	344

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
99		Mitsubishi Heavy Industries Ltd. (m)	683
343		Mitsubishi UFJ Financial Group, Inc. (m)	2,329
59		Mitsui & Co., Ltd. (m)	814
32		Mitsui Fudosan Co., Ltd. (m)	1,089
17		Mitsui Mining & Smelting Co., Ltd. (m)	38
48		Mitsui OSK Lines Ltd. (m)	200
401		Mizuho Financial Group, Inc. (m)	882
20		Mori Seiki Co., Ltd. (m)	249
17		MS&AD Insurance Group Holdings (m)	459
2		Murata Manufacturing Co., Ltd. (m)	163
113		NEC Corp. (m)	294
8		NGK Insulators Ltd. (m)	97
5		Nidec Corp. (m)	367
3		Nikon Corp. (m)	70
2		Nintendo Co., Ltd. (m)	177
1		Nippon Express Co., Ltd. (m)	5
284		Nippon Steel & Sumitomo Metal Corp. (m)	756
14		Nippon Telegraph & Telephone Corp. (m)	696
2		Nippon Yusen KK (m)	5
11		Nishi-Nippon City Bank Ltd. (The) (m)	37
66		Nissan Motor Co., Ltd. (m)	692
3		Nisshin Steel Holdings Co., Ltd. (m)	26
8		Nitto Denko Corp. (m)	506
54		Nomura Holdings, Inc. (m)	442
4		Nomura Real Estate Holdings, Inc. (m)	118
44		North Pacific Bank Ltd. (m)	152
—	(h)	NTT DOCOMO, Inc. (m)	404
—	(h)	NTT Urban Development Corp. (m)	111
11		Omron Corp. (m)	357
12		Onward Holdings Co., Ltd. (m)	112
47		ORIX Corp. (m)	714
18		Otsuka Holdings Co., Ltd. (m)	635
40		Panasonic Corp. (m)	289
4		Resona Holdings, Inc. (m)	19
32		Ricoh Co., Ltd. (m)	356
2		Rinnai Corp. (m)	159
4		Ryohin Keikaku Co., Ltd. (m)	387
4		Sanrio Co., Ltd. (m)	181
1		Santen Pharmaceutical Co., Ltd. (m)	30
16		Sega Sammy Holdings, Inc. (m)	426
27		Sekisui Chemical Co., Ltd. (m)	340
15		Seven & I Holdings Co., Ltd. (m)	573
5		Shin-Etsu Chemical Co., Ltd. (m)	337
17		Shinko Electric Industries Co., Ltd. (m)	173
—	(h)	SMC Corp. (m)	80
21		Softbank Corp. (m)	1,051

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — Continued
14		Sony Corp. (m)	222
18		Sony Financial Holdings, Inc. (m)	254
68		Sumitomo Bakelite Co., Ltd. (m)	276
49		Sumitomo Corp. (m)	610
9		Sumitomo Electric Industries Ltd. (m)	121
40		Sumitomo Heavy Industries Ltd. (m)	178
31		Sumitomo Mitsui Financial Group, Inc. (m)	1,451
140		Sumitomo Mitsui Trust Holdings, Inc. (m)	704
5		Sumitomo Realty & Development Co., Ltd. (m)	236
24		Sumitomo Rubber Industries Ltd. (m)	434
6		Sundrug Co., Ltd. (m)	259
11		Suzuken Co., Ltd. (m)	440
13		Suzuki Motor Corp. (m)	337
1		Sysmex Corp. (m)	58
8		T&D Holdings, Inc. (m)	87
19		Taiyo Yuden Co., Ltd. (m)	281
15		Takeda Pharmaceutical Co., Ltd. (m)	818
4		Tohoku Electric Power Co., Inc. (a) (m)	39
9		Tokio Marine Holdings, Inc. (m)	286
108		Tokyo Gas Co., Ltd. (m)	617
3		Tokyu Corp. (m)	24
3		Toppan Printing Co., Ltd. (m)	23
140		Toshiba Corp. (m)	772
5		Toyo Suisan Kaisha Ltd. (m)	170
68		Toyota Motor Corp. (m)	3,952
1		Tsumura & Co. (m)	20
2		Unicharm Corp. (m)	155
6		West Japan Railway Co. (m)	305
5		Yamada Denki Co., Ltd. (m)	248
21		Yamato Holdings Co., Ltd. (m)	399

			59,729

		Luxembourg — 0.1%
43		ArcelorMittal (m)	534

		Netherlands — 2.0%
196		Aegon N.V. (m)	1,306
8		ASML Holding N.V. (m)	612
143		ING Groep N.V., CVA (a) (m)	1,178
48		Koninklijke Ahold N.V. (m)	750
15		Koninklijke KPN N.V. (m)	31
49		Koninklijke Philips Electronics N.V. (m)	1,350
—	(h)	LyondellBasell Industries NV, Class A (m)	6
121		Royal Dutch Shell plc, Class A (m)	4,121
74		Royal Dutch Shell plc, Class B (m)	2,594
48		TNT Express N.V. (m)	367

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — Continued
64	Unilever N.V., CVA (m)	2,733

		15,048

	New Zealand — 0.0% (g)
117	Telecom Corp. of New Zealand Ltd. (m)	260

	Norway — 0.2%
10	Statoil ASA (m)	241
74	Telenor ASA (m)	1,658

		1,899

	Portugal — 0.2%
368	EDP — Energias de Portugal S.A. (m)	1,263

	Singapore — 0.7%
23	Avago Technologies Ltd. (m)	749
108	CapitaMalls Asia Ltd. (m)	185
18	City Developments Ltd. (m)	165
54	DBS Group Holdings Ltd. (m)	737
82	Genting Singapore plc (m)	102
126	Global Logistic Properties Ltd. (m)	284
396	Golden Agri-Resources Ltd. (m)	171
4	Jardine Cycle & Carriage Ltd. (m)	158
26	Keppel Corp., Ltd. (m)	227
45	Keppel Land Ltd. (m)	149
4	Keppel REIT (m)	5
72	Oversea-Chinese Banking Corp., Ltd. (m)	636
16	SembCorp Industries Ltd. (m)	65
23	SembCorp Marine Ltd. (m)	81
18	Singapore Airlines Ltd. (m)	162
40	Singapore Exchange Ltd. (m)	244
19	Singapore Press Holdings Ltd. (m)	69
193	Singapore Telecommunications Ltd. (m)	616
18	United Overseas Bank Ltd. (m)	313
31	Wilmar International Ltd. (m)	84

		5,202

	Spain — 1.3%
13	Amadeus IT Holding S.A., Class A (m)	380
164	Banco Bilbao Vizcaya Argentaria S.A. (m)	1,592
219	Banco Santander S.A. (a) (m)	1,583
169	Distribuidora Internacional de Alimentacion S.A. (m)	1,311
212	Iberdrola S.A. (m)	1,142
10	Inditex S.A. (m)	1,330
47	Repsol S.A. (m)	1,113
105	Telefonica S.A. (m)	1,535

		9,986

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Sweden — 0.7%
31	Electrolux AB, Series B, (m)	875
154	Nordea Bank AB (m)	1,852
6	Svenska Handelsbanken AB, Class A (m)	269
65	Swedbank AB, Class A (m)	1,599
80	Telefonaktiebolaget LM Ericsson, Class B (m)	997

		5,592

	Switzerland — 4.4%
16	ABB Ltd. (a) (m)	366
32	ACE Ltd. (m)	2,889
27	Cie Financiere Richemont S.A., Class A (m)	2,180
35	Credit Suisse Group AG (a) (m)	969
86	Glencore International plc (m)	425
22	Holcim Ltd. (a) (m)	1,728
90	Nestle S.A. (m)	6,388
14	Noble Corp. (m)	510
69	Novartis AG (m)	5,104
12	Pentair Ltd. (m)	658
23	Roche Holding AG (m)	5,733
24	Swiss Re AG (a) (m)	1,910
2	Syngenta AG (m)	725
1	Transocean Ltd. (a) (m)	63
31	Tyco International Ltd. (m)	980
94	UBS AG (m)	1,669
9	Wolseley plc (m)	455
48	Xstrata plc (m)	723
1	Zurich Insurance Group AG (a) (m)	249

		33,724

	United Kingdom — 7.6%
36	Anglo American plc (m)	883
15	Aon plc (m)	881
28	ARM Holdings plc (m)	434
40	Associated British Foods plc (m)	1,212
26	AstraZeneca plc (m)	1,342
310	Barclays plc (m)	1,382
73	BG Group plc (m)	1,229
54	BHP Billiton plc (m)	1,530
428	BP plc (m)	3,102
68	British American Tobacco plc (m)	3,780
383	BT Group plc (m)	1,647
5	Bunzl plc (m)	102
46	Burberry Group plc (m)	954
109	Centrica plc (m)	627
6	Delphi Automotive plc (m)	269
86	Diageo plc (m)	2,632
27	Ensco plc, Class A (m)	1,580

SHARES		SECURITY DESCRIPTION	VALUE($)

		United Kingdom — Continued
82		GlaxoSmithKline plc (m)	2,120
501		HSBC Holdings plc (m)	5,492
44		Imperial Tobacco Group plc (m)	1,587
41		InterContinental Hotels Group plc (m)	1,221
662		ITV plc (m)	1,294
10		J Sainsbury plc (m)	60
32		Kingfisher plc (m)	156
524		Lloyds Banking Group plc (a) (m)	445
120		Marks & Spencer Group plc (m)	767
125		Meggitt plc (m)	914
58		Pearson plc (m)	1,050
24		Persimmon plc (a) (m)	215
39		Petrofac Ltd. (m)	819
143		Prudential plc (m)	2,458
8		Randgold Resources Ltd. (m)	618
38		Rio Tinto plc (m)	1,724
127		Rolls-Royce Holdings plc (a) (m)	2,225
153		Royal Bank of Scotland Group plc (a) (m)	731
48		SABMiller plc (m)	2,604
16		Schroders plc (m)	591
48		Standard Chartered plc (m)	1,196
73		Tate & Lyle plc (m)	954
110		Tesco plc (m)	626
9		Tullow Oil plc (m)	133
1,165		Vodafone Group plc (m)	3,556
34		Whitbread plc (m)	1,333
120		WM Morrison Supermarkets plc (m)	545

			59,020

		United States — 50.9%
3		3M Co. (m)	271
4		Actavis, Inc. (a) (m)	426
31		Adobe Systems, Inc. (a) (m)	1,376
20		Aflac, Inc. (m)	1,062
3		AGCO Corp. (m)	171
—	(h)	AGL Resources, Inc. (m)	15
27		Air Products & Chemicals, Inc. (m)	2,305
121		Alcoa, Inc. (m)	1,026
6		Alexandria Real Estate Equities, Inc. (m)	459
7		Alexion Pharmaceuticals, Inc. (a) (m)	701
19		Allergan, Inc. (m)	2,197
13		Amazon.com, Inc. (a) (m)	3,324
6		Ameren Corp. (m)	214
12		American Campus Communities, Inc. (m)	533
30		American Electric Power Co., Inc. (m)	1,545
23		American Express Co. (m)	1,578

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		United States — Continued
12		American International Group, Inc. (a) (m)	495
12		American Tower Corp. (m)	1,025
4		American Water Works Co., Inc. (m)	163
2		Amgen, Inc. (m)	223
16		Anadarko Petroleum Corp. (m)	1,318
14		Apache Corp. (m)	1,007
6		Apartment Investment & Management Co., Class A (m)	188
25		Apple, Inc. (m)	11,196
144		Applied Materials, Inc. (m)	2,089
71		Archer-Daniels-Midland Co. (m)	2,420
121		AT&T, Inc. (m)	4,523
5		AutoZone, Inc. (a) (m)	2,017
5		Avery Dennison Corp. (m)	199
4		Avnet, Inc. (a) (m)	118
11		Axiall Corp. (m)	583
17		Baker Hughes, Inc. (m)	762
23		Ball Corp. (m)	1,014
437		Bank of America Corp. (m)	5,373
19		Baxter International, Inc. (m)	1,325
16		BB&T Corp. (m)	492
3		Beam, Inc. (m)	194
14		Berkshire Hathaway, Inc., Class B (a) (m)	1,506
17		Biogen Idec, Inc. (a) (m)	3,661
5		Boston Properties, Inc. (m)	573
161		Boston Scientific Corp. (a) (m)	1,208
27		Brandywine Realty Trust (m)	409
62		Bristol-Myers Squibb Co. (m)	2,471
70		Broadcom Corp., Class A (m)	2,520
—	(h)	Brookfield Property Partners LP (a) (m)	4
10		Camden Property Trust (m)	704
12		Cameron International Corp. (a) (m)	751
27		Capital One Financial Corp. (m)	1,536
58		CareFusion Corp. (a) (m)	1,928
32		Carnival Corp. (m)	1,098
—	(h)	Catamaran Corp. (a) (m)	1
26		CBL & Associates Properties, Inc. (m)	623
51		CBS Corp. (Non-Voting), Class B (m)	2,351
29		Celgene Corp. (a) (m)	3,476
6		Cerner Corp. (a) (m)	610
3		CF Industries Holdings, Inc. (m)	511
63		Chevron Corp. (m)	7,660
11		Cigna Corp. (m)	697
240		Cisco Systems, Inc. (m)	5,031
18		CIT Group, Inc. (a) (m)	750
122		Citigroup, Inc. (m)	5,696

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — Continued
9		Citrix Systems, Inc. (a) (m)	567
7		CME Group, Inc. (m)	400
12		Coach, Inc. (m)	716
119		Coca-Cola Co. (The) (m)	5,037
34		Coca-Cola Enterprises, Inc. (m)	1,261
25		Cognizant Technology Solutions Corp., Class A (a) (m)	1,593
105		Comcast Corp., Class A (m)	4,323
23		Comerica, Inc. (m)	833
—	(h)	ConAgra Foods, Inc. (m)	—	(h)
50		ConocoPhillips (m)	3,043
37		Corning, Inc. (m)	532
27		Crown Holdings, Inc. (a) (m)	1,170
109		CSX Corp. (m)	2,681
26		CubeSmart (m)	453
67		CVS Caremark Corp. (m)	3,918
10		DaVita HealthCare Partners, Inc. (a) (m)	1,210
6		Deere & Co. (m)	520
18		Delta Air Lines, Inc. (a) (m)	307
10		Denbury Resources, Inc. (a) (m)	174
3		Dick’s Sporting Goods, Inc. (m)	155
11		Digital Realty Trust, Inc. (m)	779
—	(h)	DIRECTV (a) (m)	2
12		DISH Network Corp., Class A (m)	480
41		Dow Chemical Co. (The) (m)	1,386
21		Dr. Pepper Snapple Group, Inc. (m)	1,030
4		Duke Realty Corp. (m)	64
39		E.I. du Pont de Nemours & Co. (m)	2,135
8		East West Bancorp, Inc. (m)	193
41		eBay, Inc. (a) (m)	2,140
41		Edison International (m)	2,214
78		EMC Corp. (a) (m)	1,752
56		Emerson Electric Co. (m)	3,127
4		Energizer Holdings, Inc. (m)	390
14		EOG Resources, Inc. (m)	1,664
4		Essex Property Trust, Inc. (m)	599
31		Exelon Corp. (m)	1,148
16		Expedia, Inc. (m)	919
15		Extra Space Storage, Inc. (m)	658
106		Exxon Mobil Corp. (m)	9,445
16		FedEx Corp. (m)	1,461
20		Fidelity National Information Services, Inc. (m)	841
3		Fifth Third Bancorp (m)	55
38		Fluor Corp. (m)	2,140
8		Freeport-McMoRan Copper & Gold, Inc. (m)	235
8		Freescale Semiconductor Ltd. (a) (m)	127

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		United States — Continued
12		General Dynamics Corp. (m)	902
201		General Electric Co. (m)	4,470
55		General Mills, Inc. (m)	2,789
89		General Motors Co. (a) (m)	2,746
15		Genpact Ltd. (m)	282
4		Gilead Sciences, Inc. (a) (m)	182
19		Goldman Sachs Group, Inc. (The) (m)	2,712
10		Google, Inc., Class A (a) (m)	7,841
19		Halliburton Co. (m)	815
2		Harris Corp. (m)	107
20		Hartford Financial Services Group, Inc. (m)	549
6		HCP, Inc. (m)	306
19		Hewlett-Packard Co. (m)	399
8		Highwoods Properties, Inc. (m)	335
5		HollyFrontier Corp. (m)	259
62		Home Depot, Inc. (The) (m)	4,545
48		Honeywell International, Inc. (m)	3,563
19		Humana, Inc. (m)	1,385
44		Intel Corp. (m)	1,051
4		IntercontinentalExchange, Inc. (a) (m)	622
30		International Business Machines Corp. (m)	6,040
2		Intuitive Surgical, Inc. (a) (m)	881
62		Invesco Ltd. (m)	1,972
14		Jack Henry & Associates, Inc. (m)	633
101		Johnson & Johnson (m)	8,580
50		Johnson Controls, Inc. (m)	1,761
—	(h)	KBR, Inc. (m)	6
12		Kellogg Co. (m)	770
14		Kimberly-Clark Corp. (m)	1,439
22		KLA-Tencor Corp. (m)	1,196
26		Kroger Co. (The) (m)	893
4		L-3 Communications Holdings, Inc. (m)	341
7		Lam Research Corp. (a) (m)	331
4		Lamar Advertising Co., Class A (a) (m)	173
23		LaSalle Hotel Properties (m)	606
22		Lennar Corp., Class A (m)	889
12		Liberty Property Trust (m)	523
8		Lincoln National Corp. (m)	269
72		Lowe’s Cos., Inc. (m)	2,776
—	(h)	LSI Corp. (a) (m)	—	(h)
29		Macy’s, Inc. (m)	1,289
22		Marathon Petroleum Corp. (m)	1,690
63		Masco Corp. (m)	1,234
3		MasterCard, Inc., Class A (m)	1,428
13		McDonald’s Corp. (m)	1,330
5		McGraw Hill Financial, Inc. (m)	283

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — Continued
1		McKesson Corp. (m)	132
108		Merck & Co., Inc. (m)	5,080
64		MetLife, Inc. (m)	2,503
6		MetroPCS Communications, Inc. (a) (m)	75
7		Mettler-Toledo International, Inc. (a) (m)	1,448
28		Micron Technology, Inc. (a) (m)	262
211		Microsoft Corp. (m)	6,999
111		Mondelez International, Inc., Class A (m)	3,489
3		Monsanto Co. (m)	295
65		Morgan Stanley (m)	1,437
18		Mylan, Inc. (a) (m)	522
22		National Oilwell Varco, Inc. (m)	1,441
22		NetApp, Inc. (a) (m)	758
32		NextEra Energy, Inc. (m)	2,661
20		NIKE, Inc., Class B (m)	1,273
65		NiSource, Inc. (m)	2,005
7		Nordstrom, Inc. (m)	405
32		Norfolk Southern Corp. (m)	2,469
2		Northeast Utilities (m)	82
79		NV Energy, Inc. (m)	1,702
—	(h)	NVR, Inc. (a) (m)	413
31		Occidental Petroleum Corp. (m)	2,735
4		Onyx Pharmaceuticals, Inc. (a) (m)	400
139		Oracle Corp. (m)	4,572
2		O’Reilly Automotive, Inc. (a) (m)	246
9		Owens-Illinois, Inc. (a) (m)	224
51		PACCAR, Inc. (m)	2,554
6		Parker Hannifin Corp. (m)	558
23		Peabody Energy Corp. (m)	461
7		People’s United Financial, Inc. (m)	92
57		PepsiCo, Inc. (m)	4,709
1		PetSmart, Inc. (m)	82
133		Pfizer, Inc. (m)	3,873
66		Philip Morris International, Inc. (m)	6,353
27		Phillips 66 (m)	1,666
5		Pitney Bowes, Inc. (m)	71
12		Post Properties, Inc. (m)	601
1		PPG Industries, Inc. (m)	152
1		priceline.com, Inc. (a) (m)	1,023
90		Procter & Gamble Co. (The) (m)	6,895
20		Prudential Financial, Inc. (m)	1,209
6		Public Storage (m)	945
59		PulteGroup, Inc. (a) (m)	1,240
42		QUALCOMM, Inc. (m)	2,559
24		Questar Corp. (m)	620

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		United States — Continued
4		Range Resources Corp. (m)	266
95		Regions Financial Corp. (m)	811
4		Rock Tenn Co., Class A (m)	402
15		Ross Stores, Inc. (m)	975
12		Royal Caribbean Cruises Ltd. (m)	444
4		SCANA Corp. (m)	202
53		Schlumberger Ltd. (m)	3,972
26		Sempra Energy (m)	2,163
12		Simon Property Group, Inc. (m)	2,164
—	(h)	SLM Corp. (m)	2
24		Southwest Airlines Co. (m)	326
6		Splunk, Inc. (a) (m)	238
85		Sprint Nextel Corp. (a) (m)	600
20		SPX Corp. (m)	1,458
7		Starbucks Corp. (m)	434
44		State Street Corp. (m)	2,566
39		SunTrust Banks, Inc. (m)	1,146
4		Superior Energy Services, Inc. (a) (m)	105
2		Symantec Corp. (a) (m)	51
38		Target Corp. (m)	2,714
32		TD Ameritrade Holding Corp. (m)	645
36		Texas Instruments, Inc. (m)	1,321
2		Thermo Fisher Scientific, Inc. (m)	194
10		Thomson Reuters Corp. (m)	345
18		Time Warner Cable, Inc. (m)	1,671
64		Time Warner, Inc. (m)	3,800
50		TJX Cos., Inc. (m)	2,458
6		TRW Automotive Holdings Corp. (a) (m)	379
16		Tyson Foods, Inc., Class A (m)	406
13		UGI Corp. (m)	522
28		Union Pacific Corp. (m)	4,101
3		United Continental Holdings, Inc. (a) (m)	100
9		United Parcel Service, Inc., Class B (m)	762
46		United Technologies Corp. (m)	4,244
60		UnitedHealth Group, Inc. (m)	3,567
6		URS Corp. (m)	256
11		V.F. Corp. (m)	1,943
104		Verizon Communications, Inc. (m)	5,598
10		Vertex Pharmaceuticals, Inc. (a) (m)	743
4		Viacom, Inc., Class B (m)	269
22		Visa, Inc., Class A (m)	3,758
7		VMware, Inc., Class A (a) (m)	508
9		W.W. Grainger, Inc. (m)	2,272
28		Wal-Mart Stores, Inc. (m)	2,148
57		Walt Disney Co. (The) (m)	3,587
6		Walter Energy, Inc. (m)	113

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — Continued
4	Washington Federal, Inc. (m)	71
192	Wells Fargo & Co. (m)	7,292
2	Western Digital Corp. (m)	128
44	Williams Cos., Inc. (The) (m)	1,663
59	Xerox Corp. (m)	509
15	Xilinx, Inc. (m)	557
10	Yum! Brands, Inc. (m)	663

		393,695

	Total Common Stocks (Cost $700,986)	722,590

Preferred Stocks — 0.5%
	Germany — 0.5%
22	Henkel AG & Co. KGaA (m)	2,087
7	Volkswagen AG (m)	1,330

		3,417

	United Kingdom — 0.0% (g)
11,757	Rolls-Royce Holdings plc (a) (m)	18

	Total Preferred Stocks (Cost $3,293)	3,435

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
15	Koninklijke KPN N.V., expiring 05/14/13 (a) (Cost $20)	20

Short-Term Investment — 8.5%
	Investment Company — 8.5%
65,501	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $65,501)	65,501

	Total Investments — 102.4% (Cost $769,800)	791,546
	Liabilities in Excess of Other Assets — (2.4)%	(18,177)

	NET ASSETS — 100.0%	$773,369

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	7.7%
Commercial Banks	7.5
Pharmaceuticals	6.7
Insurance	3.8
Food Products	2.8
Media	2.7
Beverages	2.5
Diversified Telecommunication Services	2.5
IT Services	2.4
Chemicals	2.4
Software	2.1
Electric Utilities	2.0
Metals & Mining	2.0
Computers & Peripherals	2.0
Specialty Retail	2.0
Real Estate Investment Trusts (REITs)	2.0
Diversified Financial Services	1.9
Capital Markets	1.8
Aerospace & Defense	1.8

INDUSTRY	PERCENTAGE
Food & Staples Retailing	1.8%
Road & Rail	1.8
Tobacco	1.6
Automobiles	1.6
Semiconductors & Semiconductor Equipment	1.4
Machinery	1.4
Household Products	1.4
Energy Equipment & Services	1.4
Biotechnology	1.3
Internet Software & Services	1.3
Hotels, Restaurants & Leisure	1.1
Industrial Conglomerates	1.1
Communications Equipment	1.1
Multi-Utilities	1.1
Textiles, Apparel & Luxury Goods	1.0
Health Care Providers & Services	1.0
Health Care Equipment & Supplies	1.0
Others (each less than 1.0%)	10.7
Short-Term Investment	8.3

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
53	TOPIX Index	06/13/13	$6,345	$5
289	Dow Jones Euro STOXX 50 Index	06/21/13	10,158	2
51	FTSE 100 Index	06/21/13	5,057	(15)

				$(8)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.2%
	Australia — 1.8%
582	BHP Billiton Ltd. (m)	19,553
109	Rio Tinto Ltd. (m)	6,319

		25,872

	Belgium — 1.4%
213	Anheuser-Busch InBev N.V. (m)	20,424

	China — 3.6%
14,283	China Construction Bank Corp., Class H (m)	11,988
6,277	CNOOC Ltd. (m)	11,757
16,846	Industrial & Commercial Bank of China Ltd., Class H (m)	11,875
1,076	Ping An Insurance Group Co. of China Ltd., Class H (m)	8,540
1,631	Sands China Ltd. (m)	8,575

		52,735

	France — 12.5%
396	Accor S.A. (m)	13,101
799	AXA S.A. (m)	14,965
232	BNP Paribas S.A. (m)	12,960
45	Essilor International S.A. (m)	5,063
119	Imerys S.A. (m)	7,823
214	Lafarge S.A. (m)	13,842
94	LVMH Moet Hennessy Louis Vuitton S.A. (m)	16,309
100	Pernod-Ricard S.A. (m)	12,419
74	PPR (m)	16,279
213	Sanofi (m)	23,069
156	Schneider Electric S.A. (m)	11,908
137	Technip S.A. (m)	14,647
425	Total S.A. (m)	21,394

		183,779

	Germany — 7.0%
133	Allianz SE (m)	19,711
206	Bayer AG (m)	21,491
136	Fresenius Medical Care AG & Co. KGaA (m)	9,404
70	Linde AG (m)	13,235
280	SAP AG (m)	22,346
155	Siemens AG (m)	16,243

		102,430

	Hong Kong — 2.5%
3,008	Belle International Holdings Ltd. (m)	4,918
1,253	Cheung Kong Holdings Ltd. (m)	18,910
3,514	Hang Lung Properties Ltd. (m)	13,682

		37,510

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — 0.4%
8,558	Astra International Tbk PT (m)	6,475

	Israel — 0.8%
316	Teva Pharmaceutical Industries Ltd., ADR (m)	12,110

	Japan — 17.0%
266	Astellas Pharma, Inc. (m)	15,498
315	Canon, Inc. (m)	11,320
268	Daikin Industries Ltd. (m)	10,750
178	East Japan Railway Co. (m)	15,001
66	FANUC Corp. (m)	10,023
522	Honda Motor Co., Ltd. (m)	20,813
582	Japan Tobacco, Inc. (m)	22,015
686	Komatsu Ltd. (m)	18,792
1,052	Kubota Corp. (m)	15,111
284	Makita Corp. (m)	17,330
585	Mitsubishi Corp. (m)	10,537
31	Murata Manufacturing Co., Ltd. (m)	2,508
95	Nidec Corp. (m)	6,447
100	Omron Corp. (m)	3,156
218	Shin-Etsu Chemical Co., Ltd. (m)	14,689
73	SMC Corp. (m)	14,634
645	Sumitomo Corp. (m)	8,070
476	Toyota Motor Corp. (m)	27,632
13	Yahoo! Japan Corp. (m)	6,304

		250,630

	Netherlands — 4.5%
227	Akzo Nobel N.V. (m)	13,688
1,540	ING Groep N.V., CVA (a) (m)	12,686
1,173	Royal Dutch Shell plc, Class A (m)	39,883

		66,257

	South Korea — 1.3%
21	Hyundai Mobis (m)	4,843
21	Samsung Electronics Co., Ltd., Reg. S, GDR (m)	14,492

		19,335

	Spain — 0.9%
1,296	Banco Bilbao Vizcaya Argentaria S.A. (m)	12,620

	Sweden — 0.8%
459	Atlas Copco AB, Class A (m)	12,141

	Switzerland — 14.2%
647	ABB Ltd. (a) (m)	14,682
160	Cie Financiere Richemont S.A., Class A (m)	12,925
673	Credit Suisse Group AG (a) (m)	18,702
133	Holcim Ltd. (a) (m)	10,354
476	Nestle S.A. (m)	33,912

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Switzerland — Continued
417	Novartis AG (m)	30,891
123	Roche Holding AG (m)	30,826
3	SGS S.A. (m)	6,664
1,151	UBS AG (m)	20,528
745	Xstrata plc (m)	11,215
64	Zurich Insurance Group AG (a) (m)	17,955

		208,654

	Taiwan — 0.7%
555	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	10,589

	United Kingdom — 23.8%
351	Aggreko plc (m)	9,730
4,674	Barclays plc (m)	20,857
1,410	BG Group plc (m)	23,809
439	BHP Billiton plc (m)	12,336
370	British American Tobacco plc (m)	20,499
585	Burberry Group plc (m)	12,160
2,364	Centrica plc (m)	13,637
588	GlaxoSmithKline plc (m)	15,167
3,625	HSBC Holdings plc (m)	39,674
381	Imperial Tobacco Group plc (m)	13,612
1,284	Marks & Spencer Group plc (m)	8,170
1,176	Meggitt plc (m)	8,569
1,358	Prudential plc (m)	23,353
320	Rio Tinto plc (m)	14,672
1,377	Standard Chartered plc (m)	34,667
2,174	Tesco plc (m)	12,364

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
419	Tullow Oil plc (m)	6,524
412	Unilever plc (m)	17,861
8,543	Vodafone Group plc (m)	26,066
983	WPP plc (m)	16,249

		349,976

	Total Common Stocks (Cost $1,076,191)	1,371,537

Preferred Stocks — 2.1%
	Germany — 2.1%
126	Henkel AG & Co. KGaA (m)	11,859
97	Volkswagen AG (m)	19,618

	Total Preferred Stocks (Cost $22,192)	31,477

Short-Term Investment — 4.2%
	Investment Company — 4.2%
61,159	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $61,159)	61,159

	Total Investments — 99.5% (Cost $1,159,542)	1,464,173
	Other Assets in Excess of Liabilities — 0.5%	7,529

	NET ASSETS — 100.0%	$1,471,702

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	10.2%
Commercial Banks	9.9
Oil, Gas & Consumable Fuels	7.1
Machinery	6.0
Insurance	5.8
Automobiles	5.1
Metals & Mining	4.4
Tobacco	3.8
Food Products	3.5
Chemicals	2.8
Textiles, Apparel & Luxury Goods	2.8
Capital Markets	2.7
Electrical Equipment	2.3
Beverages	2.2

INDUSTRY	PERCENTAGE
Real Estate Management & Development	2.2%
Construction Materials	2.2
Wireless Telecommunication Services	1.8
Semiconductors & Semiconductor Equipment	1.7
Multiline Retail	1.7
Software	1.5
Hotels, Restaurants & Leisure	1.5
Trading Companies & Distributors	1.3
Media	1.1
Industrial Conglomerates	1.1
Road & Rail	1.0
Energy Equipment & Services	1.0
Others (each less than 1.0%)	9.1
Short-Term Investment	4.2

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.1%
	Australia — 5.0%
17	AGL Energy Ltd. (m)	285
10	ALS Ltd. (m)	104
81	Alumina Ltd. (a) (m)	81
26	Amcor Ltd. (m)	272
63	AMP Ltd. (m)	353
26	APA Group (m)	174
30	Asciano Ltd. (m)	168
5	ASX Ltd. (m)	212
58	Aurizon Holdings Ltd. (m)	248
59	Australia & New Zealand Banking Group Ltd. (m)	1,953
13	Bendigo and Adelaide Bank Ltd. (m)	145
449	BGP Holdings plc (a) (i)	—
69	BHP Billiton Ltd. (m)	2,305
23	Boral Ltd. (m)	119
34	Brambles Ltd. (m)	307
4	Caltex Australia Ltd. (m)	90
64	CFS Retail Property Trust Group (m)	147
18	Coca-Cola Amatil Ltd. (m)	288
2	Cochlear Ltd. (m)	119
35	Commonwealth Bank of Australia (m)	2,640
14	Computershare Ltd. (m)	140
13	Crown Ltd. (m)	168
11	CSL Ltd. (m)	720
142	Dexus Property Group (m)	170
24	Echo Entertainment Group Ltd. (m)	90
45	Federation Centres Ltd. (m)	121
2	Flight Centre Ltd. (m)	69
52	Fortescue Metals Group Ltd. (m)	190
54	Goodman Group (m)	293
81	GPT Group (m)	346
18	Harvey Norman Holdings Ltd. (m)	56
13	Iluka Resources Ltd. (m)	119
92	Incitec Pivot Ltd. (m)	275
45	Insurance Australia Group Ltd. (m)	269
5	Leighton Holdings Ltd. (m)	105
7	Macquarie Group Ltd. (m)	290
108	Mirvac Group (m)	199
44	National Australia Bank Ltd. (m)	1,564
17	Newcrest Mining Ltd. (m)	292
11	Orica Ltd. (m)	270
23	Origin Energy Ltd. (m)	301
26	QBE Insurance Group Ltd. (m)	354
4	Ramsay Health Care Ltd. (m)	132
9	Rio Tinto Ltd. (m)	553
20	Santos Ltd. (m)	263

SHARES	SECURITY DESCRIPTION	VALUE($)

	Australia — Continued
12	Sonic Healthcare Ltd. (m)	158
48	SP AusNet (m)	62
70	Stockland (m)	283
28	Suncorp Group Ltd. (m)	377
6	Sydney Airport (m)	23
24	Tabcorp Holdings Ltd. (m)	86
60	Telstra Corp., Ltd. (m)	310
21	Toll Holdings Ltd. (m)	123
20	Treasury Wine Estates Ltd. (m)	121
22	Wesfarmers Ltd. (m)	985
47	Westfield Group (m)	566
60	Westpac Banking Corp. (m)	2,094
16	Whitehaven Coal Ltd. (m)	32
14	Woodside Petroleum Ltd. (m)	559
24	Woolworths Ltd. (m)	914
6	WorleyParsons Ltd. (m)	151

		24,203

	Austria — 1.4%
16	Andritz AG (m)	1,054
40	Erste Group Bank AG (a) (m)	1,259
189	IMMOFINANZ AG (a) (m)	771
33	OMV AG (m)	1,535
11	Raiffeisen Bank International AG (m)	376
51	Telekom Austria AG (m)	347
12	Verbund AG (m)	269
9	Vienna Insurance Group AG Wiener Versicherung Gruppe (m)	463
24	Voestalpine AG (m)	765

		6,839

	Belgium — 1.8%
53	Anheuser-Busch InBev N.V. (m)	5,139
5	Belgacom S.A. (m)	105
2	Colruyt S.A. (m)	110
3	Delhaize Group S.A. (m)	190
5	Groupe Bruxelles Lambert S.A. (m)	410
11	KBC Groep N.V. (m)	416
14	Solvay S.A. (m)	2,067
4	UCB S.A. (a) (m)	210
3	Umicore S.A. (m)	159

		8,806

	Bermuda — 0.1%
12	Seadrill Ltd. (m)	479

	Brazil — 0.2%
12	BM&FBovespa S.A. (m)	84

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Brazil — Continued
5		BRF - S.A. (m)	118
2		Natura Cosmeticos S.A. (m)	54
34		Petroleo Brasileiro S.A. (m)	329
19		Vale S.A. (m)	330

			915

		Chile — 0.6%
4,244		Banco Santander Chile (m)	283
7		CAP S.A. (m)	228
61		Cencosud S.A. (a) (m)	347
183		Empresa Nacional de Electricidad S.A. (m)	324
64		Empresas CMPC S.A. (m)	237
24		Empresas COPEC S.A. (m)	338
485		Enersis S.A. (m)	183
17		Enersis S.A., ADR (m)	314
7		ENTEL Chile S.A. (m)	132
11		Latam Airlines Group S.A. (m)	225
32		S.A.C.I. Falabella (m)	366

			2,977

		China — 0.7%
551		Bank of China Ltd., Class H (m)	258
78		BYD Co., Ltd., Class H (a) (m)	280
323		China Construction Bank Corp., Class H (m)	271
75		China Life Insurance Co., Ltd., Class H (m)	207
109		CNOOC Ltd. (m)	204
410		Datang International Power Generation Co., Ltd., Class H (m)	181
164		Huaneng Power International, Inc., Class H (m)	190
415		Industrial & Commercial Bank of China Ltd., Class H (m)	292
16		MGM China Holdings Ltd. (m)	37
179		PetroChina Co., Ltd., Class H (m)	228
17		Ping An Insurance Group Co. of China Ltd., Class H (m)	131
34		Sands China Ltd. (m)	179
8		Tencent Holdings Ltd. (m)	262
74		Tingyi Cayman Islands Holding Corp. (m)	205
24		Wynn Macau Ltd. (a) (m)	72
54		Yangzijiang Shipbuilding Holdings Ltd. (m)	42
119		Yanzhou Coal Mining Co., Ltd., Class H (m)	125
225		Zhejiang Expressway Co., Ltd., Class H (m)	177

			3,341

		Denmark — 1.1%
—	(h)	AP Moeller - Maersk A/S, Class A (m)	157
—	(h)	AP Moeller - Maersk A/S, Class B (m)	363
4		Carlsberg A/S, Class B (m)	398

SHARES	SECURITY DESCRIPTION	VALUE($)

	Denmark — Continued
26	Danske Bank A/S (a) (m)	488
8	DSV A/S (m)	190
16	Novo Nordisk A/S, Class B (m)	2,812
9	Novozymes A/S, Class B (m)	321
46	TDC A/S (m)	370

		5,099

	Finland — 1.2%
21	Fortum OYJ (m)	394
3	Kesko OYJ, Class B (m)	80
7	Kone OYJ, Class B (m)	647
6	Metso OYJ (m)	249
5	Neste Oil OYJ (m)	80
177	Nokia OYJ (m)	594
5	Nokian Renkaat OYJ (m)	220
6	Pohjola Bank plc, Class A (m)	110
20	Sampo OYJ, Class A (m)	803
28	Stora Enso OYJ, Class R (m)	194
86	UPM-Kymmene OYJ (m)	905
30	Wartsila OYJ Abp (m)	1,500

		5,776

	France — 8.9%
6	Accor S.A. (m)	192
13	Air Liquide S.A. (m)	1,675
8	Alstom S.A. (m)	348
3	Arkema S.A. (m)	245
23	AtoS (m)	1,607
73	AXA S.A. (m)	1,372
42	BNP Paribas S.A. (m)	2,315
8	Bouygues S.A. (m)	221
6	Cap Gemini S.A. (m)	276
24	Carrefour S.A. (m)	723
2	Casino Guichard Perrachon S.A. (m)	242
2	Christian Dior S.A. (m)	377
16	Cie de St-Gobain (m)	649
7	Cie Generale des Etablissements Michelin, (m)	601
42	Credit Agricole S.A. (a) (m)	386
4	Danone S.A. (m)	343
7	Edenred (m)	243
10	Electricite de France S.A. (m)	215
1	Essilor International S.A. (m)	164
1	Eurazeo (m)	77
48	European Aeronautic Defence and Space Co. N.V. (m)	2,549
1	Fonciere Des Regions (m)	94
74	France Telecom S.A. (m)	795

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	France — Continued
52	GDF Suez (m)	1,123
1	Gecina S.A. (m)	109
21	Groupe Eurotunnel S.A. (m)	172
1	ICADE (m)	89
1	Iliad S.A. (m)	206
1	Imerys S.A. (m)	90
8	Lafarge S.A. (m)	513
5	Lagardere S.C.A (m)	193
10	Legrand S.A. (m)	462
2	L’Oreal S.A. (a) (m)	324
6	LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,097
1	Pernod-Ricard S.A. (m)	179
9	Peugeot S.A. (a) (m)	71
3	PPR (m)	669
7	Publicis Groupe S.A. (m)	515
24	Renault S.A. (m)	1,637
4	Rexel S.A. (m)	99
10	Safran S.A. (m)	470
63	Sanofi (m)	6,763
22	Schneider Electric S.A. (m)	1,643
50	SCOR SE (m)	1,529
1	Societe BIC S.A. (m)	128
29	Societe Generale S.A. (a) (m)	1,060
4	Sodexo (m)	326
12	Suez Environnement Co. (m)	166
4	Technip S.A. (m)	458
88	Total S.A. (m)	4,424
4	Unibail-Rodamco SE (m)	1,023
4	Vallourec S.A. (m)	201
19	Vinci S.A. (m)	924
10	Vivendi S.A. (m)	227
1	Wendel S.A. (m)	138
1	Zodiac Aerospace (m)	168

		42,905

	Germany — 10.8%
13	Adidas AG (m)	1,313
34	Allianz SE (m)	4,969
2	Axel Springer AG (m)	98
54	BASF SE (m)	5,095
57	Bayer AG (m)	5,924
20	Bayerische Motoren Werke AG (m)	1,820
2	Beiersdorf AG (m)	217
3	Brenntag AG (m)	522
22	Commerzbank AG (a) (m)	299
17	Continental AG (a) (m)	2,011

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — Continued
29	Daimler AG (m)	1,633
50	Deutsche Bank AG (m)	2,279
12	Deutsche Boerse AG (m)	724
15	Deutsche Lufthansa AG (m)	291
22	Deutsche Post AG (m)	523
167	Deutsche Telekom AG (m)	1,975
106	E.ON SE (m)	1,925
5	Fresenius Medical Care AG & Co. KGaA (m)	320
3	Fresenius SE & Co. KGaA (m)	337
10	GEA Group AG (m)	347
2	Hannover Rueckversicherung SE (m)	128
8	HeidelbergCement AG (m)	601
8	Henkel AG & Co. KGaA (m)	603
2	Hochtief AG (a) (m)	124
1	Hugo Boss AG (m)	161
62	Infineon Technologies AG (m)	493
10	K+S AG (m)	451
5	Kabel Deutschland Holding AG (m)	505
2	Lanxess AG (m)	145
10	Linde AG (m)	1,802
4	Merck KGaA (m)	589
8	Metro AG (m)	243
11	Muenchener Rueckversicherungs AG (m)	2,152
30	RWE AG (m)	1,066
2	Salzgitter AG (m)	91
54	SAP AG (m)	4,334
49	Siemens AG (m)	5,077
5	Suedzucker AG (m)	206
23	ThyssenKrupp AG (a) (m)	417
6	United Internet AG (m)	164
1	Volkswagen AG (m)	279

		52,253

	Greece — 1.2%
163	Coca Cola Hellenic Bottling Co. S.A. (a) (m)	4,010
180	OPAP S.A. (m)	1,776

		5,786

	Hong Kong — 1.0%
107	AIA Group Ltd. (m)	475
3	ASM Pacific Technology Ltd. (m)	29
94	Belle International Holdings Ltd. (m)	154
51	BOC Hong Kong Holdings Ltd. (m)	174
14	Cathay Pacific Airways Ltd. (m)	25
29	Cheung Kong Holdings Ltd. (m)	440
18	Cheung Kong Infrastructure Holdings Ltd. (m)	131
32	China Mobile Ltd. (m)	357

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Hong Kong — Continued
15	CLP Holdings Ltd. (m)	135
32	First Pacific Co., Ltd. (m)	44
45	Galaxy Entertainment Group Ltd. (a) (m)	202
32	Hang Lung Properties Ltd. (m)	125
24	Hang Seng Bank Ltd. (m)	404
14	Henderson Land Development Co., Ltd. (m)	102
36	HKT Trust/HKT Ltd. (m)	38
14	Hong Kong Exchanges and Clearing Ltd. (m)	241
8	Hopewell Holdings Ltd. (m)	29
21	Hutchison Whampoa Ltd. (m)	231
9	Hysan Development Co., Ltd. (m)	45
11	Kerry Properties Ltd. (m)	48
84	Li & Fung Ltd. (m)	109
34	Link REIT (The) (m)	190
20	MTR Corp., Ltd. (m)	82
92	Noble Group Ltd. (m)	85
23	NWS Holdings Ltd. (m)	41
3	Orient Overseas International Ltd. (m)	16
54	PCCW Ltd. (m)	28
20	Power Assets Holdings Ltd. (m)	195
20	Shangri-La Asia Ltd. (m)	39
165	Sino Land Co., Ltd. (m)	272
26	SJM Holdings Ltd. (m)	66
9	Swire Pacific Ltd., Class A (m)	120
35	Wharf Holdings Ltd. (m)	316
3	Wing Hang Bank Ltd. (m)	26
10	Yue Yuen Industrial Holdings Ltd. (m)	35

		5,049

	Hungary — 0.7%
145	Magyar Telekom Telecommunications plc (m)	268
13	MOL Hungarian Oil and Gas plc (m)	917
69	OTP Bank plc (m)	1,442
4	Richter Gedeon Nyrt. (m)	641

		3,268

	India — 0.8%
18	Bharat Heavy Electricals Ltd. (m)	64
14	Hindustan Unilever Ltd. (m)	152
28	Housing Development Finance Corp. (m)	440
5	ICICI Bank Ltd., ADR (m)	246
19	IDFC Ltd. (m)	53
8	Infosys Ltd. (m)	347
110	ITC Ltd., Reg. S, GDR (m)	671
68	Jaiprakash Associates Ltd. (m)	95
3	Larsen & Toubro Ltd., Reg. S, GDR, (m)	94
8	Mahindra & Mahindra Ltd. (m)	133

SHARES		SECURITY DESCRIPTION	VALUE($)

		India — Continued
30		NTPC Ltd. (m)	88
25		Oil & Natural Gas Corp., Ltd. (m)	152
9		Ranbaxy Laboratories Ltd., Reg. S, GDR (a) (m)	73
25		Reliance Industries Ltd. (m)	362
4		Reliance Industries Ltd., GDR (e) (m)	115
68		Sterlite Industries India Ltd. (m)	121
12		Sun Pharmaceutical Industries Ltd. (m)	220
28		Tata Motors Ltd. (m)	155
48		Tata Power Co., Ltd. (m)	84
54		United Phosphorus Ltd. (m)	141

			3,806

		Ireland — 0.6%
73		CRH plc (m)	1,564
33		Elan Corp. plc (a) (m)	384
18		Elan Corp. plc, ADR (a) (m)	205
9		Kerry Group plc, Class A (m)	531
1		Prothena Corp. plc (a) (m)	10
11		Ryanair Holdings plc (m)	86
8		Shire plc (m)	245

			3,025

		Israel — 0.6%
53		Bank Hapoalim BM (a) (m)	249
63		Bank Leumi Le-Israel BM (a) (m)	226
97		Bezeq Israeli Telecommunication Corp., Ltd. (m)	140
—	(h)	Delek Group Ltd. (m)	61
23		Israel Chemicals Ltd. (m)	269
—	(h)	Israel Corp., Ltd. (The) (a) (m)	75
—	(h)	Koor Industries Ltd. (a) (m)	—	(h)
2		Mellanox Technologies Ltd. (a) (m)	95
6		Mizrahi Tefahot Bank Ltd. (a) (m)	64
3		NICE Systems Ltd. (a) (m)	107
34		Teva Pharmaceutical Industries Ltd. (m)	1,321
14		Teva Pharmaceutical Industries Ltd., ADR (m)	526

			3,133

		Italy — 6.9%
132		Assicurazioni Generali S.p.A. (m)	2,419
37		Atlantia S.p.A. (m)	663
729		Banca Monte dei Paschi di Siena S.p.A. (a) (m)	206
215		Banco Popolare SC (a) (m)	310
244		Enel Green Power S.p.A. (m)	520
930		Enel S.p.A. (m)	3,596
386		Eni S.p.A. (m)	9,222
9		Exor S.p.A. (m)	286
122		Fiat Industrial S.p.A. (m)	1,379

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Italy — Continued
124	Fiat S.p.A (a) (m)	745
58	Finmeccanica S.p.A. (a) (m)	300
1,571	Intesa Sanpaolo S.p.A. (m)	2,819
18	Luxottica Group S.p.A. (m)	919
1	Mediaset S.p.A. (m)	4
61	Mediobanca S.p.A. (m)	388
33	Pirelli & C. S.p.A. (m)	344
29	Prysmian S.p.A. (m)	585
38	Saipem S.p.A. (m)	1,080
240	Snam S.p.A. (m)	1,182
2,151	Telecom Italia S.p.A. (m)	1,827
189	Terna Rete Elettrica Nazionale S.p.A. (m)	884
576	UniCredit S.p.A. (a) (m)	3,013
122	Unione di Banche Italiane Scp0A (m)	511

		33,202

	Japan — 19.9%
40	77 Bank Ltd. (The) (m)	237
1	ABC-Mart, Inc. (m)	45
2	Acom Co., Ltd. (a) (m)	82
3	AEON Financial Service Co., Ltd. (m)	91
4	Aeon Mall Co., Ltd. (m)	116
7	Air Water, Inc. (m)	113
6	Aisin Seiki Co., Ltd. (m)	227
22	Ajinomoto Co., Inc. (m)	302
2	Alfresa Holdings Corp. (m)	125
17	Amada Co., Ltd. (m)	138
55	ANA Holdings, Inc. (m)	120
28	Aozora Bank Ltd. (m)	88
33	Asahi Glass Co., Ltd. (m)	262
13	Asahi Group Holdings Ltd. (m)	320
127	Asahi Kasei Corp. (m)	857
22	Astellas Pharma, Inc. (m)	1,259
15	Bank of Kyoto Ltd. (The) (m)	158
41	Bank of Yokohama Ltd. (The) (m)	249
3	Benesse Holdings, Inc. (m)	127
25	Bridgestone Corp. (m)	942
11	Brother Industries Ltd. (m)	130
1	Calbee, Inc. (m)	79
43	Canon, Inc. (m)	1,553
12	Casio Computer Co., Ltd. (m)	96
10	Central Japan Railway Co. (m)	1,218
36	Chiba Bank Ltd. (The) (m)	279
8	Chiyoda Corp. (m)	82
21	Chubu Electric Power Co., Inc. (m)	276
11	Chugai Pharmaceutical Co., Ltd. (m)	267

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
9		Chugoku Bank Ltd. (The) (m)	157
15		Chugoku Electric Power Co., Inc. (The) (m)	210
13		Coca-Cola West Co., Ltd. (m)	236
30		Cosmo Oil Co., Ltd. (a) (m)	72
8		Credit Saison Co., Ltd. (m)	229
27		Dai Nippon Printing Co., Ltd. (m)	268
13		Daicel Corp. (m)	108
14		Daido Steel Co., Ltd. (m)	76
10		Daihatsu Motor Co., Ltd. (m)	198
—	(h)	Dai-ichi Life Insurance Co., Ltd. (The) (m)	444
10		Daiichi Sankyo Co., Ltd. (m)	194
9		Daikin Industries Ltd. (m)	365
7		Dainippon Sumitomo Pharma Co., Ltd. (m)	129
17		Daiwa House Industry Co., Ltd. (m)	391
64		Daiwa Securities Group, Inc. (m)	572
5		Dena Co., Ltd. (m)	148
21		Denki Kagaku Kogyo KK (m)	78
19		Denso Corp. (m)	833
9		Dentsu, Inc. (m)	313
3		Don Quijote Co., Ltd. (m)	136
13		East Japan Railway Co. (m)	1,097
16		Electric Power Development Co., Ltd. (m)	457
5		FANUC Corp. (m)	777
2		Fast Retailing Co., Ltd. (m)	780
28		Fuji Electric Co., Ltd. (m)	96
22		Fuji Heavy Industries Ltd. (m)	415
15		FUJIFILM Holdings Corp. (m)	314
74		Fujitsu Ltd. (m)	312
38		Fukuoka Financial Group, Inc. (m)	193
30		Furukawa Electric Co., Ltd. (m)	77
5		Gree, Inc. (m)	59
18		Gunma Bank Ltd. (The) (m)	112
21		Hachijuni Bank Ltd. (The) (m)	143
3		Hamamatsu Photonics KK (m)	136
38		Hankyu Hanshin Holdings, Inc. (m)	246
17		Hisamitsu Pharmaceutical Co., Inc. (m)	976
6		Hitachi Chemical Co., Ltd. (m)	86
3		Hitachi High-Technologies Corp. (m)	77
219		Hitachi Ltd. (m)	1,400
9		Hokkaido Electric Power Co., Inc. (a) (m)	108
9		Hokuriku Electric Power Co. (m)	128
62		Honda Motor Co., Ltd. (m)	2,474
14		Hoya Corp. (m)	288
11		Hulic Co., Ltd. (m)	127
5		Ibiden Co., Ltd. (m)	95
2		Idemitsu Kosan Co., Ltd. (m)	144

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — Continued
62		IHI Corp. (m)	231
—	(h)	Inpex Corp. (m)	566
17		Isetan Mitsukoshi Holdings Ltd. (m)	265
18		ITOCHU Corp. (m)	223
1		Itochu Techno-Solutions Corp. (m)	55
13		Iyo Bank Ltd. (The) (m)	136
23		J. Front Retailing Co., Ltd. (m)	194
3		Japan Airlines Co., Ltd. (m)	152
1		Japan Petroleum Exploration Co. (m)	48
—	(h)	Japan Retail Fund Investment Corp. (m)	228
16		Japan Steel Works Ltd. (The) (m)	81
39		Japan Tobacco, Inc. (m)	1,486
22		JFE Holdings, Inc. (m)	468
9		JSR Corp. (m)	199
10		JTEKT Corp. (m)	107
86		JX Holdings, Inc. (m)	464
41		Kajima Corp. (m)	130
10		Kamigumi Co., Ltd. (m)	98
22		Kansai Electric Power Co., Inc. (The) (a) (m)	265
11		Kansai Paint Co., Ltd. (m)	141
7		Kao Corp. (m)	256
69		Kawasaki Heavy Industries Ltd. (m)	221
21		KDDI Corp. (m)	986
23		Keikyu Corp. (m)	257
27		Keio Corp. (m)	232
14		Keisei Electric Railway Co., Ltd. (m)	148
8		Kikkoman Corp. (m)	149
6		Kinden Corp. (m)	45
56		Kintetsu Corp. (m)	281
34		Kirin Holdings Co., Ltd. (m)	591
5		Koito Manufacturing Co., Ltd. (m)	97
36		Komatsu Ltd. (m)	977
23		Konica Minolta Holdings, Inc. (m)	162
2		Kubota Corp. (m)	32
5		Kurita Water Industries Ltd. (m)	111
2		Kyocera Corp. (m)	241
39		Kyowa Hakko Kirin Co., Ltd. (m)	474
20		Kyushu Electric Power Co., Inc. (a) (m)	276
13		LIXIL Group Corp. (m)	288
—	(h)	M3, Inc. (m)	75
1		Mabuchi Motor Co., Ltd. (m)	60
5		Makita Corp. (m)	321
64		Marubeni Corp. (m)	458
43		Marui Group Co., Ltd. (m)	501
3		Maruichi Steel Tube Ltd. (m)	63
92		Mazda Motor Corp. (a) (m)	315

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
3		McDonald’s Holdings Co., Japan Ltd. (m)	90
7		Medipal Holdings Corp. (m)	105
3		Miraca Holdings, Inc. (m)	130
46		Mitsubishi Chemical Holdings Corp. (m)	224
54		Mitsubishi Corp. (m)	965
74		Mitsubishi Electric Corp. (m)	702
48		Mitsubishi Estate Co., Ltd. (m)	1,574
20		Mitsubishi Gas Chemical Co., Inc. (m)	151
116		Mitsubishi Heavy Industries Ltd. (m)	802
6		Mitsubishi Logistics Corp. (m)	102
51		Mitsubishi Materials Corp. (m)	147
484		Mitsubishi UFJ Financial Group, Inc. (m)	3,285
29		Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	162
66		Mitsui & Co., Ltd. (m)	911
47		Mitsui Fudosan Co., Ltd. (m)	1,590
51		Mitsui OSK Lines Ltd. (a) (m)	213
630		Mizuho Financial Group, Inc. (m)	1,387
32		Mori Seiki Co., Ltd. (m)	405
19		MS&AD Insurance Group Holdings (m)	518
8		Murata Manufacturing Co., Ltd. (m)	619
5		Nabtesco Corp. (m)	117
9		Namco Bandai Holdings, Inc. (m)	160
86		NEC Corp. (m)	223
6		Nexon Co., Ltd. (m)	67
8		NGK Spark Plug Co., Ltd. (m)	143
8		NHK Spring Co., Ltd. (m)	81
4		Nidec Corp. (m)	242
11		Nikon Corp. (m)	246
—	(h)	Nippon Building Fund, Inc. (m)	303
39		Nippon Express Co., Ltd. (m)	202
8		Nippon Meat Packers, Inc. (m)	127
403		Nippon Steel & Sumitomo Metal Corp. (m)	1,073
17		Nippon Telegraph & Telephone Corp. (m)	835
78		Nippon Yusen KK (m)	204
32		Nishi-Nippon City Bank Ltd. (The) (m)	107
95		Nissan Motor Co., Ltd. (m)	989
2		Nitori Holdings Co., Ltd. (m)	128
11		Nitto Denko Corp. (m)	752
13		NKSJ Holdings, Inc. (m)	320
5		NOK Corp. (m)	77
138		Nomura Holdings, Inc. (m)	1,129
5		Nomura Real Estate Holdings, Inc. (m)	132
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	89
5		Nomura Research Institute Ltd. (m)	154
—	(h)	NTT Data Corp. (m)	196
1		NTT DOCOMO, Inc. (m)	965

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — Continued
—	(h)	NTT Urban Development Corp. (m)	82
32		Obayashi Corp. (m)	199
37		OJI Paper Co., Ltd. (m)	132
10		Olympus Corp. (a) (m)	258
10		Omron Corp. (m)	316
2		Oracle Corp. Japan (m)	84
40		ORIX Corp. (m)	612
64		Osaka Gas Co., Ltd. (m)	278
1		Otsuka Corp. (m)	83
28		Otsuka Holdings Co., Ltd. (m)	1,006
60		Panasonic Corp. (a) (m)	436
71		Resona Holdings, Inc. (m)	377
21		Ricoh Co., Ltd. (m)	235
2		Rinnai Corp. (m)	119
6		Sanrio Co., Ltd. (m)	286
4		Santen Pharmaceutical Co., Ltd. (m)	186
12		SBI Holdings, Inc. (m)	226
8		Secom Co., Ltd. (m)	444
30		Sega Sammy Holdings, Inc. (m)	778
29		Seven & I Holdings Co., Ltd. (m)	1,104
26		Seven Bank Ltd. (m)	94
8		Shikoku Electric Power Co., Inc. (a) (m)	149
12		Shimadzu Corp. (m)	88
1		Shimamura Co., Ltd. (m)	139
4		Shimano, Inc. (m)	357
27		Shimizu Corp. (m)	107
8		Shin-Etsu Chemical Co., Ltd. (m)	554
74		Shinsei Bank Ltd. (m)	208
10		Shionogi & Co., Ltd. (m)	238
17		Shiseido Co., Ltd. (m)	241
69		Showa Denko KK (m)	112
9		Showa Shell Sekiyu KK (m)	70
2		SMC Corp. (m)	421
34		Softbank Corp. (m)	1,705
55		Sojitz Corp. (m)	87
18		Sony Corp. (m)	302
9		Sony Financial Holdings, Inc. (m)	120
7		Stanley Electric Co., Ltd. (m)	130
6		Sumco Corp. (m)	65
72		Sumitomo Corp. (m)	904
28		Sumitomo Electric Industries Ltd. (m)	373
27		Sumitomo Heavy Industries Ltd. (m)	119
18		Sumitomo Metal Mining Co., Ltd. (m)	253
51		Sumitomo Mitsui Financial Group, Inc. (m)	2,411
120		Sumitomo Mitsui Trust Holdings, Inc. (m)	603
14		Sumitomo Realty & Development Co., Ltd. (m)	675

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
8	Sumitomo Rubber Industries Ltd. (m)	148
17	Suzuken Co., Ltd. (m)	674
19	Suzuki Motor Corp. (m)	483
4	Sysmex Corp. (m)	226
19	T&D Holdings, Inc. (m)	223
54	Taiheiyo Cement Corp. (m)	140
2	Taisho Pharmaceutical Holdings Co., Ltd. (m)	131
11	Taiyo Nippon Sanso Corp. (m)	73
12	Takashimaya Co., Ltd. (m)	143
30	Takeda Pharmaceutical Co., Ltd. (m)	1,652
5	Terumo Corp. (m)	257
6	THK Co., Ltd. (m)	122
49	Tobu Railway Co., Ltd. (m)	286
5	Toho Co., Ltd. (m)	112
20	Toho Gas Co., Ltd. (m)	119
22	Tohoku Electric Power Co., Inc. (a) (m)	231
14	Tokio Marine Holdings, Inc. (m)	432
6	Tokyo Electron Ltd. (m)	288
150	Tokyo Gas Co., Ltd. (m)	855
14	TonenGeneral Sekiyu KK (m)	141
27	Toppan Printing Co., Ltd. (m)	208
155	Toshiba Corp. (m)	853
5	Toyo Suisan Kaisha Ltd. (m)	170
3	Toyoda Gosei Co., Ltd. (m)	79
3	Toyota Boshoku Corp. (m)	43
8	Toyota Industries Corp. (m)	315
92	Toyota Motor Corp. (m)	5,334
11	Toyota Tsusho Corp. (m)	292
3	Tsumura & Co. (m)	95
4	Unicharm Corp. (m)	240
6	Ushio, Inc. (m)	56
1	USS Co., Ltd. (m)	139
6	West Japan Railway Co. (m)	266
4	Yamada Denki Co., Ltd. (m)	210
9	Yamaguchi Financial Group, Inc. (m)	98
8	Yamaha Corp. (m)	83
13	Yamaha Motor Co., Ltd. (m)	186
13	Yamato Holdings Co., Ltd. (m)	242
2	Yamato Kogyo Co., Ltd. (m)	63
11	Yaskawa Electric Corp. (m)	135
10	Yokogawa Electric Corp. (m)	99

		96,117

	Luxembourg — 0.4%
40	ArcelorMittal (m)	489
1	Millicom International Cellular S.A., SDR, (m)	109

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Luxembourg — Continued
2	SES, FDR (m)	63
68	Tenaris S.A. (m)	1,511

		2,172

	Mexico — 0.7%
74	Alfa S.A.B. de C.V., Class A (m)	171
739	America Movil S.A.B. de C.V., Series L (m)	792
218	Cemex S.A.B. de C.V. (a) (m)	246
46	Fomento Economico Mexicano S.A.B. de C.V. (m)	524
56	Grupo Bimbo S.A.B. de C.V., Series A (m)	181
12	Grupo Carso S.A.B. de C.V., Series A1 (m)	71
92	Grupo Mexico S.A.B. de C.V., Series B (m)	332
17	Grupo Modelo S.A.B. de C.V., Series C (m)	158
58	Grupo Televisa S.A.B. (m)	292
57	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	201
12	Minera Frisco S.A.B. de C.V., Class A1 (a) (m)	53
111	Wal-Mart de Mexico S.A.B. de C.V., Series V (m)	353

		3,374

	Netherlands — 3.4%
84	Aegon N.V. (m)	559
11	Akzo Nobel N.V. (m)	690
14	ASML Holding N.V. (m)	1,075
28	D.E Master Blenders 1753 N.V. (a) (m)	449
7	Delta Lloyd N.V. (m)	144
3	Fugro N.V., CVA (m)	190
3	Heineken N.V. (m)	208
187	ING Groep N.V., CVA (a) (m)	1,538
45	Koninklijke Ahold N.V. (m)	705
3	Koninklijke Boskalis Westminster N.V. (m)	132
2	Koninklijke DSM N.V. (m)	138
47	Koninklijke KPN N.V. (m)	98
49	Koninklijke Philips Electronics N.V. (m)	1,358
1	Koninklijke Vopak N.V. (m)	50
14	QIAGEN N.V. (a) (m)	287
2	Randstad Holding N.V. (m)	71
9	Reed Elsevier N.V. (m)	142
93	Royal Dutch Shell plc, Class A (m)	3,178
46	Royal Dutch Shell plc, Class B (m)	1,614
16	TNT Express N.V. (m)	126
79	Unilever N.V., CVA (m)	3,361
15	Wolters Kluwer N.V. (m)	323
6	Ziggo N.V. (m)	210

		16,646

	New Zealand — 0.5%
151	Auckland International Airport Ltd. (m)	400

SHARES	SECURITY DESCRIPTION	VALUE($)

	New Zealand — Continued
59	Contact Energy Ltd. (m)	267
111	Fletcher Building Ltd. (m)	838
300	Telecom Corp. of New Zealand Ltd. (m)	671

		2,176

	Norway — 1.5%
12	Aker Solutions ASA (m)	164
71	DNB ASA (a) (m)	1,160
15	Gjensidige Forsikring ASA (m)	235
33	Norsk Hydro ASA (m)	156
55	Orkla ASA (m)	493
60	Statoil ASA (m)	1,460
130	Telenor ASA (m)	2,926
13	Yara International ASA (m)	632

		7,226

	Philippines — 0.8%
22	Ayala Corp. (m)	350
605	Ayala Land, Inc. (m)	478
130	Bank of the Philippine Islands (m)	325
122	BDO Unibank, Inc. (a) (m)	272
5	Globe Telecom, Inc. (m)	191
101	Jollibee Foods Corp. (m)	316
45	Manila Electric Co. (m)	406
6	Philippine Long Distance Telephone Co. (m)	408
22	SM Investments Corp. (m)	605
890	SM Prime Holdings, Inc. (m)	433

		3,784

	Portugal — 1.2%
338	Banco Espirito Santo S.A. (a) (m)	388
709	EDP - Energias de Portugal S.A. (m)	2,435
70	Galp Energia SGPS S.A., Class B (m)	1,128
44	Jeronimo Martins SGPS S.A. (m)	1,037
124	Portugal Telecom SGPS S.A. (m)	645

		5,633

	Singapore — 0.8%
125	CapitaMalls Asia Ltd. (m)	214
12	City Developments Ltd. (m)	111
46	ComfortDelgro Corp., Ltd. (m)	74
32	DBS Group Holdings Ltd. (m)	436
71	Genting Singapore plc (m)	89
49	Global Logistic Properties Ltd. (m)	110
173	Golden Agri-Resources Ltd. (m)	75
125	Hutchison Port Holdings Trust, Class U (m)	104
3	Jardine Cycle & Carriage Ltd. (m)	123
25	Keppel Corp., Ltd. (m)	221

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Singapore — Continued
18		Keppel Land Ltd. (m)	59
5		Keppel REIT (m)	6
43		Olam International Ltd. (m)	59
44		Oversea-Chinese Banking Corp., Ltd. (m)	391
23		SembCorp Industries Ltd. (m)	93
22		SembCorp Marine Ltd. (m)	77
16		Singapore Airlines Ltd. (m)	146
22		Singapore Exchange Ltd. (m)	134
39		Singapore Press Holdings Ltd. (m)	142
36		Singapore Technologies Engineering Ltd. (m)	129
138		Singapore Telecommunications Ltd. (m)	439
15		StarHub Ltd. (m)	58
23		United Overseas Bank Ltd. (m)	396
11		UOL Group Ltd. (m)	63
49		Wilmar International Ltd. (m)	133

			3,882

		South Africa — 0.6%
6		ABSA Group Ltd. (m)	96
1		Anglo American Platinum Ltd. (a) (m)	26
4		AngloGold Ashanti Ltd. (m)	82
6		Bidvest Group Ltd. (m)	154
66		FirstRand Ltd. (m)	229
13		Gold Fields Ltd. (m)	99
10		Impala Platinum Holdings Ltd. (m)	138
27		MTN Group Ltd. (m)	494
7		Naspers Ltd., Class N (m)	472
27		PPC Ltd. (m)	100
43		Sanlam Ltd. (m)	223
10		Sasol Ltd. (m)	424
8		Shoprite Holdings Ltd. (m)	160
13		Sibanye Gold Ltd. (a) (m)	12
19		Standard Bank Group Ltd. (m)	232
27		Steinhoff International Holdings Ltd. (a) (m)	73
4		Tiger Brands Ltd. (m)	119

			3,133

		South Korea — 0.7%
2		Daelim Industrial Co., Ltd. (m)	112
5		Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	125
—	(h)	E-Mart Co., Ltd. (m)	86
1		Hyundai Mobis (m)	204
1		Hyundai Motor Co. (m)	191
3		KB Financial Group, Inc. (m)	98
1		LG Chem Ltd. (m)	264
3		LG Electronics, Inc. (m)	264

SHARES		SECURITY DESCRIPTION	VALUE($)

		South Korea — Continued
1		POSCO (m)	233
1		Samsung Electronics Co., Ltd. (m)	975
1		Samsung Fire & Marine Insurance Co., Ltd. (m)	279
5		Shinhan Financial Group Co., Ltd. (m)	169
—	(h)	Shinsegae Co., Ltd. (m)	33
7		SK Hynix, Inc. (a) (m)	184
1		SK Innovation Co., Ltd. (m)	82
1		SK Telecom Co., Ltd. (m)	105

			3,404

		Spain — 5.4%
15		Abertis Infraestructuras S.A. (m)	276
1		Acciona S.A. (m)	71
11		ACS Actividades de Construccion y Servicios S.A. (m)	284
24		Amadeus IT Holding S.A., Class A (m)	704
415		Banco Bilbao Vizcaya Argentaria S.A. (m)	4,036
120		Banco de Sabadell S.A. (m)	249
218		Banco Popular Espanol S.A. (m)	170
811		Banco Santander S.A. (a) (m)	5,858
1		Bankia SA (a) (m)	4
201		Distribuidora Internacional de Alimentacion S.A. (m)	1,557
8		Enagas S.A. (m)	206
31		Ferrovial S.A. (m)	505
26		Gas Natural SDG S.A. (m)	554
6		Grifols S.A. (a) (m)	239
443		Iberdrola S.A. (m)	2,382
17		Inditex S.A. (m)	2,218
8		Red Electrica Corp. S.A. (m)	429
62		Repsol S.A. (m)	1,461
309		Telefonica S.A. (m)	4,522
12		Zardoya Otis S.A. (m)	162

			25,887

		Sweden — 1.7%
8		Atlas Copco AB, Class B (m)	201
7		Boliden AB (m)	107
6		Electrolux AB, Series B (m)	163
6		Hexagon AB, Class B (m)	164
10		Husqvarna AB, Class B (m)	56
3		Industrivarden AB, Class C (m)	63
5		Investment AB Kinnevik, Class B (m)	136
11		Investor AB, Class B (m)	326
6		Lundin Petroleum AB (a) (m)	133
64		Nordea Bank AB (m)	769
5		Ratos AB, Class B (m)	47

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Sweden — Continued
24		Sandvik AB (m)	336
7		Scania AB, Class B (m)	142
9		Securitas AB, Class B (m)	84
34		Skandinaviska Enskilda Banken AB, Class A (m)	349
7		Skanska AB, Class B (m)	121
9		SKF AB, Class B (m)	208
14		Svenska Cellulosa AB, Class B (m)	364
12		Svenska Handelsbanken AB, Class A (m)	556
94		Swedbank AB, Class A (m)	2,311
69		Telefonaktiebolaget LM Ericsson, Class B (m)	863
44		TeliaSonera AB (m)	301
34		Volvo AB, Class B (m)	466

			8,266

		Switzerland — 2.9%
21		ABB Ltd. (a) (m)	467
1		Actelion Ltd. (a) (m)	68
—	(h)	Aryzta AG (a) (m)	9
—	(h)	Banque Cantonale Vaudoise (m)	24
—	(h)	Barry Callebaut AG (a) (m)	22
5		Cie Financiere Richemont S.A., Class A (m)	401
14		Credit Suisse Group AG (a) (m)	396
—	(h)	EMS-Chemie Holding AG (m)	33
—	(h)	Geberit AG (a) (m)	71
—	(h)	Givaudan S.A. (a) (m)	120
53		Glencore International plc (m)	263
19		Holcim Ltd. (a) (m)	1,478
2		Julius Baer Group Ltd. (a) (m)	93
—	(h)	Kuehne & Nagel International AG (m)	49
—	(h)	Lindt & Spruengli AG (m)	45
33		Nestle S.A. (m)	2,351
31		Novartis AG (m)	2,279
—	(h)	Pargesa Holding S.A. (m)	21
—	(h)	Partners Group Holding AG (m)	45
7		Roche Holding AG (m)	1,778
—	(h)	SGS S.A. (m)	138
1		Sonova Holding AG (a) (m)	64
—	(h)	Sulzer AG (m)	34
1		Swatch Group AG (The) (m)	234
—	(h)	Swiss Life Holding AG (a) (m)	55
25		Swiss Re AG (a) (m)	2,012
—	(h)	Swisscom AG (m)	97
4		Transocean Ltd. (a) (m)	197
40		UBS AG (a) (m)	720
4		Wolseley plc (m)	190

SHARES	SECURITY DESCRIPTION	VALUE($)

	Switzerland — Continued
25	Xstrata plc (m)	371

		14,125

	Taiwan — 0.8%
23	Asustek Computer, Inc. (m)	262
150	Cathay Financial Holding Co., Ltd. (m)	202
274	China Steel Corp. (m)	242
183	Chinatrust Financial Holding Co., Ltd. (m)	111
22	Chunghwa Telecom Co., Ltd. (m)	70
168	Far Eastern New Century Corp. (m)	181
78	Formosa Plastics Corp. (m)	189
127	Hon Hai Precision Industry Co., Ltd. (m)	328
6	HTC Corp. (m)	63
25	MediaTek, Inc. (m)	306
65	Nan Ya Plastics Corp. (m)	130
105	Pegatron Corp. (a) (m)	172
103	Quanta Computer, Inc. (m)	213
557	Taishin Financial Holding Co., Ltd. (m)	242
91	Taiwan Cement Corp. (m)	121
63	Taiwan Mobile Co., Ltd. (m)	230
196	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	729
195	United Microelectronics Corp. (m)	75

		3,866

	Thailand — 0.7%
32	Advanced Info Service PCL (m)	299
36	Bangkok Bank PCL (m)	279
11	Banpu PCL (m)	124
176	Charoen Pokphand Foods PCL (m)	191
67	Kasikornbank PCL (m)	497
250	Krung Thai Bank PCL (m)	212
69	PTT Exploration & Production PCL (m)	363
87	PTT Global Chemical PCL (m)	216
33	PTT PCL (m)	363
21	Siam Cement PCL (m)	354
76	Siam Commercial Bank PCL (m)	484
32	Thai Oil PCL (m)	71

		3,453

	Turkey — 0.7%
85	Akbank TAS (m)	449
14	Anadolu Efes Biracilik Ve Malt Sanayii A.S. (m)	232
5	BIM Birlesik Magazalar A.S. (m)	259
87	Eregli Demir ve Celik Fabrikalari TAS (m)	100
41	Haci Omer Sabanci Holding A.S. (m)	256
27	KOC Holding A.S. (m)	161

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Turkey — Continued
9	Tupras Turkiye Petrol Rafinerileri A.S. (m)	253
53	Turkcell Iletisim Hizmetleri A.S. (a) (m)	328
112	Turkiye Garanti Bankasi A.S. (m)	621
27	Turkiye Halk Bankasi A.S. (m)	294
90	Turkiye Is Bankasi, Class C (m)	349
60	Yapi ve Kredi Bankasi A.S. (m)	187

		3,489

	United Kingdom — 7.8%
14	3i Group plc (m)	72
12	Aberdeen Asset Management plc (m)	82
19	Anglo American plc (m)	474
6	Antofagasta plc (m)	78
15	ARM Holdings plc (m)	234
50	Associated British Foods plc (m)	1,494
17	AstraZeneca plc (m)	904
162	Barclays plc (m)	725
47	BG Group plc (m)	801
29	BHP Billiton plc (m)	830
266	BP plc (m)	1,926
45	British American Tobacco plc (m)	2,476
110	BT Group plc (m)	473
6	Burberry Group plc (m)	130
72	Centrica plc (m)	418
14	Cobham plc (m)	55
2	Croda International plc (m)	75
71	Diageo plc (m)	2,176
99	Domino’s Pizza Group plc (m)	1,005
4	Eurasian Natural Resources Corp. plc (m)	16
5	Evraz plc (m)	12
69	GlaxoSmithKline plc (m)	1,791
3	Hargreaves Lansdown plc (m)	51
256	HSBC Holdings plc (m)	2,799
8	ICAP plc (m)	34
6	Inmarsat plc (m)	72
37	InterContinental Hotels Group plc (m)	1,103
8	Investec plc (m)	55
806	ITV plc (m)	1,577
17	J Sainsbury plc (m)	104
3	Johnson Matthey plc (m)	109
3	Kazakhmys plc (m)	16
33	Kingfisher plc (m)	159
590	Lloyds Banking Group plc (a) (m)	501
2	London Stock Exchange Group plc (m)	50
22	Marks & Spencer Group plc (m)	140
11	Meggitt plc (m)	81

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
11	Pearson plc (m)	207
4	Petrofac Ltd. (m)	74
75	Prudential plc (m)	1,298
1	Randgold Resources Ltd. (m)	96
11	Rexam plc (m)	85
19	Rio Tinto plc (m)	859
26	Rolls-Royce Holdings plc (a) (m)	460
29	Royal Bank of Scotland Group plc (a) (m)	138
41	SABMiller plc (m)	2,217
152	Salamander Energy plc (a) (m)	432
2	Schroders plc (m)	57
12	Smith & Nephew plc (m)	141
13	SSE plc (m)	319
33	Standard Chartered plc (m)	841
10	Subsea 7 S.A. (m)	216
87	Tate & Lyle plc (m)	1,136
112	Tesco plc (m)	639
13	Tullow Oil plc (m)	197
686	Vodafone Group plc (m)	2,094
86	WH Smith plc (m)	986
34	Whitbread plc (m)	1,353
134	WM Morrison Supermarkets plc (m)	610
18	WPP plc (m)	292

		37,845

	United States — 0.0% (g)
5	Sims Metal Management Ltd. (m)	54

	Total Common Stocks (Cost $251,662)	455,394

Investment Companies — 2.9%
	United States — 2.9%
204	iShares MSCI EAFE Index Fund (m)	12,648
20	iShares MSCI Germany Index Fund (m)	517
18	iShares MSCI Pacific ex-Japan Index Fund (m)	939

	Total Investment Companies (Cost $13,310)	14,104

Preferred Stocks — 1.9%
	Brazil — 0.5%
23	Banco Bradesco S.A. (m)	378
6	Cia de Bebidas das Americas (m)	265
6	Cia Energetica de Minas Gerais (m)	70
44	Itau Unibanco Holding S.A. (m)	733
42	Petroleo Brasileiro S.A. (m)	418
29	Vale S.A., Class A (m)	471

		2,335

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — Continued
	Chile — 0.1%
6	Sociedad Quimica y Minera de Chile S.A., Class B (m)	282

	Germany — 1.2%
3	Bayerische Motoren Werke AG (m)	192
33	Henkel AG & Co. KGaA (m)	3,111
9	Porsche Automobil Holding SE (m)	699
2	RWE AG (m)	56
9	Volkswagen AG (m)	1,758

		5,816

	Italy — 0.1%
844	Telecom Italia S.p.A. (m)	586

	United Kingdom — 0.0% (g)
3,116	Rolls-Royce Holdings plc (a) (m)	5

	Total Preferred Stocks (Cost $4,076)	9,024

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Financials — 0.0% (g)
	Commercial Banks — 0.0% (g)
1	Bankia S.A., expiring 05/14/13 (a)	1

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
47	Koninklijke KPN N.V., expiring 05/14/13 (a)	63

	Total Rights (Cost $176)	64

SHARES
Short-Term Investment — 0.1%
	Investment Company — 0.1%
550	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $550)	550

	Total Investments — 99.0% (Cost $269,774)	479,136
	Other Assets in Excess of Liabilities — 1.0%	4,648

	NET ASSETS — 100.0%	$483,784

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	13.4%
Oil, Gas & Consumable Fuels	7.4
Pharmaceuticals	6.8
Insurance	4.8
Automobiles	4.2
Chemicals	4.0
Diversified Telecommunication Services	3.9
Beverages	3.6
Electric Utilities	3.0
Equity Fund	2.9
Metals & Mining	2.8
Food Products	2.6
Machinery	2.5
Food & Staples Retailing	2.2
Wireless Telecommunication Services	1.9
Industrial Conglomerates	1.8
Real Estate Management & Development	1.8
Hotels, Restaurants & Leisure	1.5
Capital Markets	1.4
Auto Components	1.4
Diversified Financial Services	1.3
Construction Materials	1.3
Media	1.1
Specialty Retail	1.1
Electrical Equipment	1.1
Multi-Utilities	1.1
Road & Rail	1.0
Trading Companies & Distributors	1.0
Household Products	1.0
Textiles, Apparel & Luxury Goods	1.0
Tobacco	1.0
Software	1.0
Others (each less than 1.0%)	13.0
Short-Term Investment	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.6%
	Australia — 2.5%
563	Australia & New Zealand Banking Group Ltd. (m)	18,608
1,779	Goodman Group (m)	9,624

		28,232

	Belgium — 1.4%
104	Solvay S.A. (m)	15,267

	Canada — 1.0%
601	First Quantum Minerals Ltd. (m)	10,496

	China — 1.7%
2,713	China Shenhua Energy Co., Ltd., Class H (m)	9,618
1,841	Sands China Ltd. (m)	9,681

		19,299

	Denmark — 1.1%
52	Carlsberg A/S, Class B (m)	4,878
399	Danske Bank A/S (a) (m)	7,561

		12,439

	Finland — 0.9%
265	Ruukki Group OYJ (a) (m)	143
723	Stora Enso OYJ, Class R (m)	5,042
465	UPM-Kymmene OYJ (m)	4,893

		10,078

	France — 10.6%
374	AXA S.A. (m)	7,001
212	BNP Paribas S.A. (m)	11,797
219	Cie de St-Gobain (m)	8,771
252	Electricite de France S.A. (m)	5,638
334	GDF Suez (m)	7,164
183	Sanofi (m)	19,764
212	Schneider Electric S.A. (m)	16,170
198	Sodexo (m)	16,499
441	Suez Environnement Co. (m)	6,323
45	Unibail-Rodamco SE (m)	11,783
121	Valeo S.A. (m)	7,022

		117,932

	Germany — 8.2%
108	Allianz SE (m)	16,011
176	BASF SE (m)	16,508
202	Bayer AG (m)	21,105
93	Continental AG (a) (m)	11,072
233	Deutsche Boerse AG (m)	14,566
144	SAP AG (m)	11,473

		90,735

	Hong Kong — 3.6%
4,841	Belle International Holdings Ltd. (m)	7,915

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — Continued
3,476	China Overseas Land & Investment Ltd. (m)	10,613
1,192	Hutchison Whampoa Ltd. (m)	12,968
970	Wharf Holdings Ltd. (m)	8,664

		40,160

	Ireland — 2.1%
664	Experian plc (m)	11,682
354	Shire plc (m)	11,048

		22,730

	Japan — 19.8%
163	Daikin Industries Ltd. (m)	6,525
2,908	Hitachi Ltd. (m)	18,584
436	Honda Motor Co., Ltd. (m)	17,385
153	Japan Airlines Co., Ltd. (m)	7,769
579	Japan Tobacco, Inc. (m)	21,883
1,260	Marubeni Corp. (m)	9,045
1,111	Mitsubishi Electric Corp. (m)	10,592
282	Mitsubishi Estate Co., Ltd. (m)	9,185
1,666	Mitsubishi Heavy Industries Ltd. (m)	11,489
3,167	Mitsubishi UFJ Financial Group, Inc. (m)	21,488
570	Nissan Motor Co., Ltd. (m)	5,944
95	Nitto Denko Corp. (m)	6,268
168	Otsuka Holdings Co., Ltd. (m)	6,048
451	Seven & I Holdings Co., Ltd. (m)	17,364
286	Softbank Corp. (m)	14,159
798	Sumitomo Electric Industries Ltd. (m)	10,611
415	Sumitomo Mitsui Financial Group, Inc. (m)	19,630
313	Yamato Holdings Co., Ltd. (m)	6,034

		220,003

	Netherlands — 5.6%
202	ASML Holding N.V. (m)	15,055
734	Royal Dutch Shell plc, Class A (m)	24,955
518	Unilever N.V., CVA (m)	22,077

		62,087

	South Korea — 1.4%
27	LG Chem Ltd. (m)	6,440
7	Samsung Electronics Co., Ltd. (m)	9,117

		15,557

	Spain — 0.8%
394	Repsol S.A. (m)	9,226

	Sweden — 3.8%
435	Electrolux AB, Series B, (m)	12,374
588	Swedbank AB, Class A (m)	14,476
1,269	Telefonaktiebolaget LM Ericsson, Class B (m)	15,777

		42,627

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Switzerland — 9.0%
162	Cie Financiere Richemont S.A., Class A (m)	13,090
150	Holcim Ltd. (a) (m)	11,737
191	Nestle S.A. (m)	13,637
205	Novartis AG (m)	15,164
84	Roche Holding AG (m)	21,094
138	Swiss Re AG (a) (m)	11,016
816	UBS AG (m)	14,557

		100,295

	Taiwan — 1.0%
2,205	Hon Hai Precision Industry Co., Ltd., Reg. S, GDR (m)	11,314

	United Kingdom — 21.1%
953	BG Group plc (m)	16,081
417	British American Tobacco plc (m)	23,124
2,312	BT Group plc (m)	9,942
1,833	Centrica plc (m)	10,574
556	GlaxoSmithKline plc (m)	14,347
2,997	HSBC Holdings plc (m)	32,827
655	InterContinental Hotels Group plc (m)	19,357
2,152	Kingfisher plc (m)	10,487
433	Pearson plc (m)	7,869
367	Petrofac Ltd. (m)	7,704
1,016	Prudential plc (m)	17,472
280	Rio Tinto plc (m)	12,860
1,428	Royal Bank of Scotland Group plc (a) (m)	6,814
297	SABMiller plc (m)	16,045
602	Tullow Oil plc (m)	9,391
6,649	Vodafone Group plc (m)	20,287

		235,181

	Total Common Stocks (Cost $915,598)	1,063,658

Preferred Stocks — 1.9%
	Germany — 1.9%
107	Henkel AG & Co. KGaA (m)	10,082
56	Volkswagen AG (m)	11,456

	Total Preferred Stocks (Cost $14,579)	21,538

Short-Term Investment — 2.0%
	Investment Company — 2.0%
21,821	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $21,821)	21,821

	Total Investments — 99.5% (Cost $951,998)	1,107,017
	Other Assets in Excess of Liabilities — 0.5%	5,608

	NET ASSETS — 100.0%	$1,112,625

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	12.0%
Pharmaceuticals	9.8
Oil, Gas & Consumable Fuels	6.3
Insurance	4.7
Hotels, Restaurants & Leisure	4.1
Tobacco	4.1
Chemicals	4.0
Electrical Equipment	3.4
Food Products	3.2
Automobiles	3.1
Wireless Telecommunication Services	3.1
Electronic Equipment, Instruments & Components	2.7
Real Estate Management & Development	2.6
Semiconductors & Semiconductor Equipment	2.2
Multi-Utilities	2.2
Metals & Mining	2.1
Real Estate Investment Trusts (REITs)	1.9
Beverages	1.9
Specialty Retail	1.7
Auto Components	1.6
Food & Staples Retailing	1.6
Communications Equipment	1.4
Building Products	1.4
Diversified Financial Services	1.3
Capital Markets	1.3
Textiles, Apparel & Luxury Goods	1.2
Industrial Conglomerates	1.2
Household Durables	1.1
Construction Materials	1.1
Professional Services	1.1
Machinery	1.0
Software	1.0
Others (each less than 1.0%)	6.6
Short-Term Investment	2.0

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/13		NET UNREALIZED APPRECIATION (DEPRECIATION)
3,677,475	CHF
2,977,375	for EUR	Goldman Sachs International	05/07/13	$3,921	#	$3,955	#	$34
6,214,846	EUR
46,335,593	for DKK	Westpac Banking Corp.	05/07/13	8,186	#	8,185	#	(1)
1,965,615	AUD	Royal Bank of Canada	05/07/13	2,022		2,037		15
2,200,479	AUD	State Street Corp.	05/07/13	2,254		2,280		26
59,232,552	AUD	Union Bank of Switzerland AG	05/07/13	61,371		61,383		12
2,923,320	AUD	Westpac Banking Corp.	05/07/13	3,056		3,029		(27)
4,483,942	AUD	Credit Suisse International	08/02/13	4,606		4,617		11
2,258,370	CAD	BNP Paribas	05/07/13	2,205		2,241		36
2,756,276	CAD	Citibank, N.A.	05/07/13	2,714		2,736		22
1,496,010	CAD	Royal Bank of Canada	05/07/13	1,456		1,485		29
4,761,731	CHF	Credit Suisse International	05/07/13	5,083		5,121		38
16,165,392	CHF	Royal Bank of Canada	05/07/13	17,574		17,387		(187)
3,014,908	CHF	Union Bank of Switzerland AG	05/07/13	3,180		3,243		63
59,066,293	DKK	Royal Bank of Canada	05/07/13	10,752		10,434		(318)
2,828,215	EUR	Barclays Bank plc	05/07/13	3,632		3,725		93
1,649,963	EUR	BNP Paribas	05/07/13	2,153		2,173		20
3,121,251	EUR	Citibank, N.A.	05/07/13	4,038		4,111		73
2,389,770	EUR	Credit Suisse International	05/07/13	3,127		3,147		20
26,594,937	EUR	Goldman Sachs International	05/07/13	34,890		35,025		135
5,842,689	EUR	Royal Bank of Canada	05/07/13	7,607		7,695		88
1,976,394	EUR	Societe Generale	05/07/13	2,542		2,603		61
5,995,631	EUR	State Street Corp.	05/07/13	7,980		7,896		(84)
3,301,790	EUR	Westpac Banking Corp.	05/07/13	4,311		4,348		37
5,419,769	GBP	Citibank, N.A.	05/07/13	8,214		8,418		204
6,887,223	GBP	Goldman Sachs International	05/07/13	10,443		10,698		255
4,377,614	GBP	Royal Bank of Canada	05/07/13	6,658		6,800		142
8,330,519	GBP	State Street Corp.	05/07/13	12,876		12,940		64
4,471,702	GBP	Westpac Banking Corp.	05/07/13	6,789		6,946		157
164,887,430	HKD	Australia and New Zealand Banking Group Limited	05/07/13	21,245		21,249		4
20,816,223	HKD	Barclays Bank plc	05/07/13	2,686		2,683		(3)
16,509,426	HKD	Royal Bank of Canada	05/07/13	2,129		2,127		(2)
14,736,444	HKD	Westpac Banking Corp.	05/07/13	1,901		1,899		(2)
214,837,356	JPY	Barclays Bank plc	05/07/13	2,167		2,204		37
413,455,506	JPY	BNP Paribas	05/07/13	4,201		4,241		40
682,333,688	JPY	Citibank, N.A.	05/07/13	7,188		7,000		(188)
696,348,249	JPY	Goldman Sachs International	05/07/13	7,254		7,143		(111)
677,420,968	JPY	Royal Bank of Canada	05/07/13	7,270		6,949		(321)
1,060,202,410	JPY	State Street Corp.	05/07/13	11,573		10,876		(697)
716,740,029	JPY	Union Bank of Switzerland AG	05/07/13	7,518		7,352		(166)
1,721,111,415	JPY	Westpac Banking Corp.	05/07/13	18,331		17,655		(676)
1,285,868,312	JPY	Credit Suisse International	08/02/13	13,207		13,198		(9)
10,750,182	NOK	Goldman Sachs International	05/07/13	1,927		1,864		(63)
39,518,053	NOK	State Street Corp.	05/07/13	7,183		6,851		(332)
50,268,235	NOK	Westpac Banking Corp.	08/02/13	8,603		8,686		83
4,538,824	NZD	Barclays Bank plc	05/07/13	3,745		3,889		144
2,582,162	NZD	Credit Suisse International	05/07/13	2,117		2,213		96

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
9,662,746	SEK	Credit Suisse International	05/07/13	$1,523	$1,491	$(32)
28,165,515	SEK	Merrill Lynch International	05/07/13	4,307	4,345	38
18,563,863	SGD	Credit Suisse International	05/07/13	14,991	15,072	81
3,353,136	SGD	Royal Bank of Canada	05/07/13	2,710	2,722	12
21,916,999	SGD	Merrill Lynch International	08/02/13	17,762	17,795	33
				$415,178	$414,162	$(1,016)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,643,407	CAD	Citibank, N.A.	05/07/13	$1,620	$1,631	$(11)
9,934,908	CAD	Royal Bank of Canada	05/07/13	9,956	9,861	95
2,068,647	CAD	Royal Bank of Scotland	05/07/13	2,024	2,052	(28)
2,899,524	CHF	Barclays Bank plc	05/07/13	3,072	3,118	(46)
2,713,444	CHF	Citibank, N.A.	05/07/13	2,912	2,918	(6)
7,936,342	CHF	Goldman Sachs International	05/07/13	8,471	8,536	(65)
5,008,589	CHF	Morgan Stanley	05/07/13	5,290	5,387	(97)
9,061,607	CHF	State Street Corp.	05/07/13	9,721	9,747	(26)
12,730,700	DKK	Union Bank of Switzerland AG	05/07/13	2,221	2,248	(27)
5,047,762	EUR	Barclays Bank plc	05/07/13	6,586	6,648	(62)
1,783,220	EUR	BNP Paribas	05/07/13	2,319	2,348	(29)
9,686,182	EUR	Citibank, N.A.	05/07/13	12,664	12,756	(92)
9,796,052	EUR	Credit Suisse International	05/07/13	12,889	12,902	(13)
13,078,817	EUR	Goldman Sachs International	05/07/13	17,404	17,225	179
4,157,457	EUR	Societe Generale	05/07/13	5,497	5,475	22
9,055,768	EUR	State Street Corp.	05/07/13	11,750	11,927	(177)
4,332,854	EUR	Westpac Banking Corp.	05/07/13	5,724	5,706	18
23,271,666	EUR	Goldman Sachs International	08/02/13	30,442	30,668	(226)
31,025,358	GBP	Australia and New Zealand Banking Group Limited	05/07/13	48,769	48,192	577
6,519,794	GBP	Barclays Bank plc	05/07/13	9,978	10,127	(149)
4,615,928	GBP	Citibank, N.A.	05/07/13	7,095	7,170	(75)
1,313,435	GBP	Credit Suisse International	05/07/13	1,987	2,040	(53)
3,296,869	GBP	Goldman Sachs International	05/07/13	5,116	5,120	(4)
4,663,924	GBP	State Street Corp.	05/07/13	7,166	7,245	(79)
14,961,794	HKD	Barclays Bank plc	05/07/13	1,930	1,928	2
21,287,246	HKD	HSBC Bank, N.A.	05/07/13	2,742	2,743	(1)
20,912,705	HKD	State Street Corp.	05/07/13	2,696	2,695	1
159,787,779	HKD	TD Bank Financial Group	05/07/13	20,616	20,591	25
164,887,430	HKD	Australia and New Zealand Banking Group Limited	08/02/13	21,253	21,258	(5)
1,979,784,937	JPY	Credit Suisse International	05/07/13	20,777	20,309	468
356,584,403	JPY	Goldman Sachs International	05/07/13	3,816	3,658	158
2,771,957,583	JPY	Royal Bank of Canada	05/07/13	28,059	28,435	(376)
454,299,115	JPY	State Street Corp.	05/07/13	4,808	4,660	148
619,823,583	JPY	Union Bank of Switzerland AG	05/07/13	6,323	6,359	(36)
50,268,235	NOK	Westpac Banking Corp.	05/07/13	8,630	8,716	(86)
2,582,162	NZD	Goldman Sachs International	05/07/13	2,133	2,213	(80)
4,538,824	NZD	Westpac Banking Corp.	05/07/13	3,793	3,889	(96)

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
25,248,261	SEK	Credit Suisse International	05/07/13	$3,979	$3,895	$84
12,580,001	SEK	State Street Corp.	05/07/13	1,955	1,941	14
28,165,515	SEK	Merrill Lynch International	08/02/13	4,299	4,337	(38)
21,916,999	SGD	Merrill Lynch International	05/07/13	17,760	17,794	(34)
				$386,242	$386,468	$(226)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/13 of the currency being sold, and the value at 04/30/13 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.0%
	Australia — 2.7%
1,658	Australia & New Zealand Banking Group Ltd. (m)	54,808
3,215	Goodman Group (m)	17,389

		72,197

	Belgium — 1.5%
273	Solvay S.A. (m)	40,042

	Brazil — 0.5%
1,099	Cia Energetica de Minas Gerais, ADR (m)	14,095

	Canada — 0.5%
728	First Quantum Minerals Ltd. (m)	12,716

	China — 2.4%
32,776	China Construction Bank Corp., Class H (m)	27,509
6,133	China Shenhua Energy Co., Ltd., Class H (m)	21,747
12,418	PetroChina Co., Ltd., Class H (m)	15,828

		65,084

	Denmark — 0.8%
1,110	Danske Bank A/S (a) (m)	21,012

	Finland — 0.7%
942	Ruukki Group OYJ (a) (m)	509
1,622	UPM-Kymmene OYJ (m)	17,073

		17,582

	France — 14.6%
1,388	AXA S.A. (m)	25,996
877	BNP Paribas S.A. (m)	48,898
647	Cie de St-Gobain (m)	25,900
704	Electricite de France S.A. (m)	15,758
507	European Aeronautic Defence and Space Co. N.V. (m)	26,776
684	GDF Suez (m)	14,672
298	Lafarge S.A. (m)	19,313
396	Renault S.A. (m)	27,322
803	Sanofi (m)	86,844
461	Schneider Electric S.A. (m)	35,119
683	Societe Generale S.A. (a) (m)	24,810
325	Sodexo (m)	27,152
786	Suez Environnement Co. (m)	11,274

		389,834

	Germany — 5.8%
403	Allianz SE (m)	59,598
345	BASF SE (m)	32,309
438	Bayer AG (m)	45,740
292	Deutsche Boerse AG (m)	18,259

		155,906

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — 2.7%
3,358	China Overseas Land & Investment Ltd. (m)	10,253
3,700	Hutchison Whampoa Ltd. (m)	40,253
2,487	Wharf Holdings Ltd. (m)	22,214

		72,720

	Ireland — 0.4%
615	Experian plc (m)	10,817

	Italy — 3.3%
2,848	Eni S.p.A. (m)	67,972
10,429	Intesa Sanpaolo S.p.A. (m)	18,940

		86,912

	Japan — 23.3%
642	Bridgestone Corp. (m)	24,212
1,183	Daiwa House Industry Co., Ltd. (m)	26,738
6,879	Hitachi Ltd. (m)	43,963
1,181	Honda Motor Co., Ltd. (m)	47,129
869	Japan Tobacco, Inc. (m)	32,838
858	Kirin Holdings Co., Ltd. (m)	15,014
2,096	Marubeni Corp. (m)	15,046
3,385	Mitsubishi Heavy Industries Ltd. (m)	23,343
7,423	Mitsubishi UFJ Financial Group, Inc. (m)	50,361
1,124	Mitsui Fudosan Co., Ltd. (m)	38,253
4,341	Mitsui OSK Lines Ltd. (a) (m)	18,077
372	Nippon Telegraph & Telephone Corp. (m)	18,475
1,631	Nissan Motor Co., Ltd. (m)	17,014
365	Nitto Denko Corp. (m)	23,961
2,387	ORIX Corp. (m)	36,624
624	Otsuka Holdings Co., Ltd. (m)	22,492
1,458	Ricoh Co., Ltd. (m)	16,223
907	Seven & I Holdings Co., Ltd. (m)	34,881
1,519	Sumitomo Corp. (m)	19,013
1,641	Sumitomo Electric Industries Ltd. (m)	21,820
1,182	Sumitomo Mitsui Financial Group, Inc. (m)	55,880
1,039	Yamato Holdings Co., Ltd. (m)	20,050

		621,407

	Netherlands — 5.4%
342	ASML Holding N.V. (m)	25,456
2,530	ING Groep N.V., CVA (a) (m)	20,841
2,362	Royal Dutch Shell plc, Class A (m)	80,424
403	Unilever N.V., CVA (m)	17,160

		143,881

	Norway — 1.2%
1,416	Telenor ASA (m)	31,909

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Russia — 0.7%
1,430	Sberbank of Russia, ADR (m)	18,452

	South Africa — 0.3%
2,189	African Bank Investments Ltd. (m)	6,956

	South Korea — 0.7%
14	Samsung Electronics Co., Ltd. (m)	19,621

	Spain — 3.2%
4,508	Iberdrola S.A. (m)	24,240
1,449	Repsol S.A. (m)	33,965
1,801	Telefonica S.A. (m)	26,371

		84,576

	Sweden — 1.6%
1,007	Nordea Bank AB (m)	12,117
2,568	Telefonaktiebolaget LM Ericsson, Class B (m)	31,941

		44,058

	Switzerland — 5.2%
933	Credit Suisse Group AG (a) (m)	25,918
723	Novartis AG (m)	53,546
106	Roche Holding AG (m)	26,616
400	Swiss Re AG (a) (m)	31,801

		137,881

	United Kingdom — 15.5%
9,026	Barclays plc (m)	40,280
193	British American Tobacco plc (m)	10,715
4,380	Centrica plc (m)	25,262
8,963	HSBC Holdings plc (m)	98,163
1,067	InterContinental Hotels Group plc (m)	31,540
4,958	Kingfisher plc (m)	24,160
909	Pearson plc (m)	16,530
2,402	Prudential plc (m)	41,301
333	Rio Tinto plc (m)	15,282
533	SABMiller plc (m)	28,745
1,011	Tullow Oil plc (m)	15,765
21,832	Vodafone Group plc (m)	66,616

		414,359

	Total Common Stocks (Cost $1,981,118)	2,482,017

Preferred Stock — 1.3%
	Germany — 1.3%
175	Volkswagen AG (m) (Cost $21,173)	35,587

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.4%
	Investment Company — 1.4%
36,701	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $36,701)	36,701

	Total Investments — 95.7% (Cost $2,038,992)	2,554,305
	Other Assets in Excess of Liabilities — 4.3%	114,513

	NET ASSETS — 100.0%	$2,668,818

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	18.4%
Oil, Gas & Consumable Fuels	9.2
Pharmaceuticals	9.2
Insurance	6.2
Automobiles	5.0
Real Estate Management & Development	3.8
Chemicals	3.8
Diversified Financial Services	3.2
Diversified Telecommunication Services	3.0
Wireless Telecommunication Services	2.6
Hotels, Restaurants & Leisure	2.3
Electrical Equipment	2.2
Electric Utilities	2.1
Multi-Utilities	2.0
Semiconductors & Semiconductor Equipment	1.8
Electronic Equipment, Instruments & Components	1.7
Beverages	1.7
Tobacco	1.7
Industrial Conglomerates	1.6
Food & Staples Retailing	1.4
Trading Companies & Distributors	1.3
Communications Equipment	1.3
Metals & Mining	1.1
Aerospace & Defense	1.0
Capital Markets	1.0
Building Products	1.0
Others (each less than 1.0%)	9.0
Short-Term Investment	1.4

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
92	TOPIX Index	06/13/13	$11,013	$192
51	SPI 200 Index	06/20/13	6,831	167
615	Dow Jones Euro STOXX 50 Index	06/21/13	21,617	656
131	FTSE 100 Index	06/21/13	12,990	154

				$1,169

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/13		NET UNREALIZED APPRECIATION (DEPRECIATION)
7,145,029	CHF
724,353,037	for JPY	Westpac Banking Corp.	05/23/13	$7,431	#	$7,686	#	$255
6,476,556	EUR
837,300,757	for JPY	BNP Paribas	05/23/13	8,590	#	8,531	#	(59)
5,458,701	GBP
823,692,871	for JPY	Credit Suisse International	05/23/13	8,450	#	8,478	#	28
171,364,368	AUD	Merrill Lynch International	05/23/13	175,609		177,355		1,746
6,787,749	AUD	State Street Corp.	05/23/13	6,914		7,025		111
8,018,667	AUD	Westpac Banking Corp.	05/23/13	8,186		8,299		113
23,581,701	CHF	Barclays Bank plc	05/23/13	25,368		25,367		(1)
6,361,220	CHF	Credit Suisse International	05/23/13	6,768		6,843		75
19,097,709	CHF	Deutsche Bank AG	05/23/13	20,659		20,544		(115)
48,854,224	EUR	Barclays Bank plc	05/23/13	63,876		64,347		471
26,244,117	EUR	BNP Paribas	05/23/13	34,321		34,567		246
6,476,582	EUR	Credit Suisse International	05/23/13	8,376		8,530		154
28,368,118	EUR	Goldman Sachs International	05/23/13	36,910		37,364		454
4,153,959	EUR	HSBC Bank, N.A.	05/23/13	5,438		5,471		33
10,045,728	EUR	Morgan Stanley	05/23/13	12,964		13,232		268
5,802,412	EUR	Societe Generale	05/23/13	7,463		7,643		180
18,636,679	GBP	Barclays Bank plc	05/23/13	28,608		28,945		337
18,105,691	GBP	BNP Paribas	05/23/13	27,814		28,120		306
4,622,562	GBP	Citibank, N.A.	05/23/13	7,069		7,179		110
15,675,589	GBP	Credit Suisse International	05/23/13	23,808		24,346		538
24,169,361	GBP	Goldman Sachs International	05/23/13	36,642		37,538		896
3,566,883	GBP	Royal Bank of Canada	05/23/13	5,408		5,540		132
4,267,872	GBP	State Street Corp.	05/23/13	6,615		6,629		14
5,542,981	GBP	Union Bank of Switzerland AG	05/23/13	8,389		8,609		220
62,589,881	HKD	Barclays Bank plc	05/23/13	8,063		8,066		3
43,301,586	HKD	Deutsche Bank AG	05/23/13	5,580		5,581		1
3,469,986,348	JPY	Barclays Bank plc	05/23/13	35,013		35,599		586
1,996,538,576	JPY	BNP Paribas	05/23/13	20,423		20,483		60
1,005,087,778	JPY	Citibank, N.A.	05/23/13	10,464		10,311		(153)
2,327,993,975	JPY	Credit Suisse International	05/23/13	24,028		23,883		(145)
587,752,919	JPY	Goldman Sachs International	05/23/13	6,026		6,030		4
1,051,666,644	JPY	Morgan Stanley	05/23/13	10,990		10,789		(201)
2,423,766,449	JPY	National Australia Bank	05/23/13	24,331		24,865		534

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
649,009,709	JPY	State Street Corp.	05/23/13	$6,662	$6,658	$(4)
2,127,727,330	JPY	Westpac Banking Corp.	05/23/13	22,481	21,828	(653)
33,630,243	NOK	Goldman Sachs International	05/23/13	5,961	5,827	(134)
4,348,862	NZD	Westpac Banking Corp.	05/23/13	3,635	3,722	87
51,180,705	SEK	Barclays Bank plc	05/23/13	7,763	7,893	130
48,591,907	SEK	Morgan Stanley	05/23/13	7,635	7,494	(141)
130,160,088	SEK	Westpac Banking Corp.	05/23/13	20,401	20,074	(327)
60,498,296	SGD	Westpac Banking Corp.	05/23/13	48,905	49,118	213
				$850,037	$856,409	$6,372

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
11,883,065	CAD	Deutsche Bank AG	05/23/13	$11,600	$11,789	$(189)
23,357,846	CHF	Goldman Sachs International	05/23/13	24,765	25,126	(361)
13,326,438	CHF	HSBC Bank, N.A.	05/23/13	14,155	14,336	(181)
8,107,945	CHF	Morgan Stanley	05/23/13	8,565	8,722	(157)
8,410,208	CHF	Westpac Banking Corp.	05/23/13	8,915	9,047	(132)
30,234,501	EUR	BNP Paribas	05/23/13	39,642	39,822	(180)
9,827,355	EUR	Credit Suisse International	05/23/13	12,713	12,943	(230)
71,635,816	EUR	Deutsche Bank AG	05/23/13	95,141	94,353	788
42,157,098	EUR	Goldman Sachs International	05/23/13	54,847	55,527	(680)
27,157,095	EUR	Union Bank of Switzerland AG	05/23/13	35,343	35,770	(427)
15,552,355	EUR	Westpac Banking Corp.	05/23/13	20,751	20,485	266
8,022,123	GBP	Credit Suisse International	05/23/13	12,189	12,460	(271)
32,839,378	GBP	Deutsche Bank AG	05/23/13	50,636	51,003	(367)
23,722,885	GBP	Goldman Sachs International	05/23/13	36,109	36,845	(736)
6,446,092	GBP	Morgan Stanley	05/23/13	9,817	10,011	(194)
4,203,817	GBP	Westpac Banking Corp.	05/23/13	6,528	6,529	(1)
479,705,580	HKD	Goldman Sachs International	05/23/13	61,868	61,824	44
1,469,267,758	JPY	Barclays Bank plc	05/23/13	15,515	15,073	442
2,703,750,407	JPY	BNP Paribas	05/23/13	27,221	27,738	(517)
9,264,440,299	JPY	Goldman Sachs International	05/23/13	97,244	95,044	2,200
1,370,339,052	JPY	HSBC Bank, N.A.	05/23/13	14,671	14,058	613
3,997,119,450	JPY	State Street Corp.	05/23/13	41,123	41,007	116
621,487,613	JPY	Union Bank of Switzerland AG	05/23/13	6,471	6,376	95
4,348,862	NZD	Goldman Sachs International	05/23/13	3,588	3,721	(133)
				$709,417	$709,609	$(192)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/13 of the currency being sold, and the value at 04/30/13 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.4%
	Australia — 6.5%
157	Australia & New Zealand Banking Group Ltd. (m)	5,203
196	BHP Billiton Ltd. (m)	6,576
38	Commonwealth Bank of Australia (m)	2,900
35	Flight Centre Ltd. (m)	1,372
41	Macquarie Group Ltd. (m)	1,668
356	Myer Holdings Ltd. (m)	1,185
131	Suncorp Group Ltd. (m)	1,770
53	Wesfarmers Ltd. (m)	2,364
138	Westfield Group (m)	1,672
160	Westpac Banking Corp. (m)	5,624

		30,334

	Austria — 0.3%
22	Andritz AG (m)	1,432

	Belgium — 1.1%
31	Anheuser-Busch InBev N.V. (m)	2,942
25	Delhaize Group S.A. (m)	1,536
6	Solvay S.A. (m)	905

		5,383

	Bermuda — 0.3%
23	Signet Jewelers Ltd. (m)	1,553

	Brazil — 0.5%
80	Cia Energetica de Minas Gerais, ADR (m)	1,032
44	Cielo S.A. (m)	1,148

		2,180

	China — 1.9%
328	Anhui Conch Cement Co., Ltd., Class H (m)	1,191
2,125	China Construction Bank Corp., Class H (m)	1,784
1,043	China Minsheng Banking Corp., Ltd., Class H (m)	1,341
346	China Shenhua Energy Co., Ltd., Class H (m)	1,225
2,611	Industrial & Commercial Bank of China Ltd., Class H (m)	1,840
275	Sands China Ltd. (m)	1,447

		8,828

	Denmark — 0.5%
14	Novo Nordisk A/S, Class B (m)	2,471

	Finland — 0.2%
24	Metso OYJ (m)	978

	France — 8.5%
39	Accor S.A. (m)	1,296
227	AXA S.A. (m)	4,246
68	BNP Paribas S.A. (m)	3,815
37	Cap Gemini S.A. (m)	1,714
28	Lafarge S.A. (m)	1,820

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — Continued
12	Pernod-Ricard S.A. (m)	1,460
9	PPR (m)	1,972
17	Renault S.A. (m)	1,174
72	Rexel S.A. (m)	1,589
64	Sanofi (m)	6,964
29	Schneider Electric S.A. (m)	2,188
35	Societe Generale S.A. (a) (m)	1,262
35	Teleperformance (m)	1,531
108	Total S.A. (m)	5,416
31	Vinci S.A. (m)	1,483
13	Zodiac Aerospace (m)	1,679

		39,609

	Germany — 8.0%
30	Allianz SE (m)	4,416
52	BASF SE (m)	4,822
59	Bayer AG (m)	6,135
20	Bayerische Motoren Werke AG (m)	1,847
15	Bilfinger Berger SE (m)	1,495
10	Continental AG (a) (m)	1,226
60	Deutsche Bank AG (m)	2,757
75	Deutsche Post AG (m)	1,792
63	Freenet AG (m)	1,559
11	Fresenius SE & Co. KGaA (m)	1,357
9	Linde AG (m)	1,653
48	SAP AG (m)	3,812
17	Siemens AG (m)	1,775
36	Stada Arzneimittel AG (m)	1,472
30	Suedzucker AG (m)	1,201

		37,319

	Hong Kong — 2.0%
115	Cheung Kong Holdings Ltd. (m)	1,736
396	China Overseas Land & Investment Ltd. (m)	1,209
357	Hang Lung Properties Ltd. (m)	1,390
165	Hutchison Whampoa Ltd. (m)	1,795
121	Swire Pacific Ltd., Class A (m)	1,533
183	Wharf Holdings Ltd. (m)	1,630

		9,293

	India — 1.1%
48	Axis Bank Ltd. (m)	1,327
27	HDFC Bank Ltd., ADR (m)	1,161
26	ICICI Bank Ltd., ADR (m)	1,222
143	Yes Bank Ltd. (m)	1,368

		5,078

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Indonesia — 0.3%
1,453	Bank Rakyat Indonesia Persero Tbk PT (m)	1,407

	Ireland — 0.9%
110	Glanbia plc (m)	1,474
29	Ryanair Holdings plc, ADR (m)	1,241
94	Smurfit Kappa Group plc (m)	1,402

		4,117

	Italy — 1.5%
57	Azimut Holding S.p.A. (m)	1,062
143	Eni S.p.A. (m)	3,405
261	Snam S.p.A. (m)	1,286
8	Tod’s S.p.A. (m)	1,114

		6,867

	Japan — 20.5%
271	77 Bank Ltd. (The) (m)	1,609
107	Anritsu Corp. (m)	1,600
59	Asahi Group Holdings Ltd. (m)	1,462
34	Astellas Pharma, Inc. (m)	1,999
64	Bridgestone Corp. (m)	2,419
29	Canon, Inc. (m)	1,057
65	Century Tokyo Leasing Corp. (m)	1,910
203	Chiba Bank Ltd. (The) (m)	1,576
177	Daicel Corp. (m)	1,429
70	Daihatsu Motor Co., Ltd. (m)	1,389
38	Daikin Industries Ltd. (m)	1,526
90	Daiwa House Industry Co., Ltd. (m)	2,034
26	East Japan Railway Co. (m)	2,170
301	Fukuoka Financial Group, Inc. (m)	1,540
37	HIS Co., Ltd. (m)	1,583
277	Hitachi Ltd. (m)	1,770
88	Honda Motor Co., Ltd. (m)	3,511
232	Isuzu Motors Ltd. (m)	1,546
150	ITOCHU Corp. (m)	1,854
64	Japan Tobacco, Inc. (m)	2,412
222	JX Holdings, Inc. (m)	1,204
42	KDDI Corp. (m)	2,024
85	Komatsu Ltd. (m)	2,321
145	Kubota Corp. (m)	2,083
32	Makita Corp. (m)	1,940
245	Marubeni Corp. (m)	1,759
111	Medipal Holdings Corp. (m)	1,745
74	Mitsubishi Corp. (m)	1,339
748	Mitsubishi UFJ Financial Group, Inc. (m)	5,076
60	Mitsui & Co., Ltd. (m)	829
58	Mitsui Fudosan Co., Ltd. (m)	1,974

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
19	Murata Manufacturing Co., Ltd. (m)	1,523
33	Nippon Telegraph & Telephone Corp. (m)	1,651
168	Nissan Motor Co., Ltd. (m)	1,751
22	Nitto Denko Corp. (m)	1,445
148	ORIX Corp. (m)	2,269
152	Sekisui Chemical Co., Ltd. (m)	1,914
41	Seven & I Holdings Co., Ltd. (m)	1,573
31	Shin-Etsu Chemical Co., Ltd. (m)	2,076
53	Softbank Corp. (m)	2,638
95	Sony Corp. (m)	1,558
34	Sugi Holdings Co., Ltd. (m)	1,297
116	Sumitomo Corp. (m)	1,450
67	Sumitomo Mitsui Financial Group, Inc. (m)	3,181
230	Sumitomo Mitsui Trust Holdings, Inc. (m)	1,156
89	Sumitomo Rubber Industries Ltd. (m)	1,651
165	Tokyo Gas Co., Ltd. (m)	942
59	Toyoda Gosei Co., Ltd. (m)	1,518
107	Toyota Motor Corp. (m)	6,210
33	West Japan Railway Co. (m)	1,597

		96,090

	Netherlands — 5.0%
290	Aegon N.V. (m)	1,939
23	ASML Holding N.V. (m)	1,695
210	ING Groep N.V., CVA (a) (m)	1,729
21	Koninklijke DSM N.V. (m)	1,366
63	Koninklijke Philips Electronics N.V. (m)	1,755
17	Nutreco N.V. (m)	1,631
263	Royal Dutch Shell plc, Class B (m)	9,223
99	Unilever N.V., CVA (m)	4,233

		23,571

	Norway — 1.1%
126	DNB ASA (a) (m)	2,061
75	Petroleum Geo-Services ASA (m)	1,108
83	Telenor ASA (m)	1,866

		5,035

	Russia — 0.2%
90	Sberbank of Russia, ADR (m)	1,158

	Singapore — 0.2%
128	Keppel Corp., Ltd. (m)	1,117
26	Keppel REIT (m)	31

		1,148

	South Korea — 0.8%
4	Hyundai Mobis (m)	824

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	South Korea — Continued
8	Hyundai Motor Co. (m)	1,405
1	Samsung Electronics Co., Ltd. (m)	1,638

		3,867

	Spain — 1.9%
53	Amadeus IT Holding S.A., Class A (m)	1,557
277	Banco Bilbao Vizcaya Argentaria S.A. (m)	2,695
66	Endesa S.A. (m)	1,495
88	Ferrovial S.A. (m)	1,463
79	Gas Natural SDG S.A. (m)	1,644

		8,854

	Sweden — 2.0%
36	Electrolux AB, Series B, (m)	1,019
62	NCC AB, Class B (m)	1,480
36	Svenska Cellulosa AB, Class B (m)	937
47	Svenska Handelsbanken AB, Class A (m)	2,165
173	Telefonaktiebolaget LM Ericsson, Class B (m)	2,146
113	Trelleborg AB, Class B (m)	1,683

		9,430

	Switzerland — 11.7%
114	ABB Ltd. (a) (m)	2,584
25	Actelion Ltd. (a) (m)	1,557
32	Cie Financiere Richemont S.A., Class A (m)	2,581
145	Credit Suisse Group AG (a) (m)	4,019
365	Ferrexpo plc (m)	1,019
2	Galenica AG (m)	1,155
88	GAM Holding AG (a) (m)	1,559
359	Glencore International plc (m)	1,773
19	Holcim Ltd. (a) (m)	1,503
24	Lonza Group AG (a) (m)	1,649
118	Nestle S.A. (m)	8,410
106	Novartis AG (m)	7,851
128	OC Oerlikon Corp. AG (a) (m)	1,478
35	Roche Holding AG (m)	8,722
3	Swatch Group AG (The) (m)	1,757
153	UBS AG (m)	2,737
150	Xstrata plc (m)	2,261
8	Zurich Insurance Group AG (a) (m)	2,112

		54,727

	Taiwan — 0.3%
73	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	1,395

	United Kingdom — 19.1%
235	Aberdeen Asset Management plc (m)	1,643

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
51	Aggreko plc (m)	1,420
133	ARM Holdings plc (m)	2,073
60	Associated British Foods plc (m)	1,798
750	Barclays plc (m)	3,346
179	BG Group plc (m)	3,026
20	BHP Billiton plc (m)	566
436	BP plc (m)	3,162
92	British American Tobacco plc (m)	5,073
159	British Land Co. plc (m)	1,469
403	BT Group plc (m)	1,735
190	BTG plc (a) (m)	1,022
59	Burberry Group plc (m)	1,217
270	Centrica plc (m)	1,558
120	Daily Mail & General Trust plc, Class A (m)	1,288
78	Diageo plc (m)	2,385
97	easyJet plc (m)	1,689
173	GlaxoSmithKline plc (m)	4,476
312	Home Retail Group plc (m)	756
661	HSBC Holdings plc (m)	7,238
207	Inchcape plc (m)	1,617
38	InterContinental Hotels Group plc (m)	1,120
805	ITV plc (m)	1,575
242	J Sainsbury plc (m)	1,431
621	Legal & General Group plc (m)	1,639
209	Meggitt plc (m)	1,520
220	Persimmon plc (m)	1,982
208	Prudential plc (m)	3,576
111	Rio Tinto plc (m)	5,104
34	SABMiller plc (m)	1,837
29	Spectris plc (m)	958
208	Standard Chartered plc (m)	5,235
1,140	Taylor Wimpey plc (m)	1,649
385	Tesco plc (m)	2,189
70	Travis Perkins plc (m)	1,565
2,637	Vodafone Group plc (m)	8,047
98	WPP plc (m)	1,622

		89,606

	Total Common Stocks (Cost $357,145)	451,730

Preferred Stocks — 1.2%
	Germany — 0.9%
19	Henkel AG & Co. KGaA (m)	1,815
13	Volkswagen AG (m)	2,546

		4,361

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Italy — 0.3%
1,830	Telecom Italia S.p.A. (m)	1,271

	Total Preferred Stocks (Cost $4,583)	5,632

Short-Term Investment — 2.4%
	Investment Company — 2.4%
11,138	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $11,138)	11,138

	Total Investments — 100.0% (Cost $372,866)	468,500
	Other Assets in Excess of Liabilities — 0.0% (g)	38

	NET ASSETS — 100.0%	$468,538

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	14.6%
Pharmaceuticals	9.0
Oil, Gas & Consumable Fuels	5.7
Automobiles	4.6
Insurance	4.2
Food Products	4.0
Metals & Mining	3.7
Capital Markets	3.3
Wireless Telecommunication Services	3.0
Chemicals	2.9
Machinery	2.5
Real Estate Management & Development	2.5
Food & Staples Retailing	2.2
Trading Companies & Distributors	2.2
Beverages	2.2
Household Durables	1.7
Auto Components	1.6
Tobacco	1.6
Hotels, Restaurants & Leisure	1.5
Semiconductors & Semiconductor Equipment	1.5
Textiles, Apparel & Luxury Goods	1.4
Diversified Telecommunication Services	1.4
Industrial Conglomerates	1.4
Diversified Financial Services	1.3
Electronic Equipment, Instruments & Components	1.2
Electrical Equipment	1.0
Construction Materials	1.0
Media	1.0
Others (each less than 1.0%)	13.4
Short-Term Investment	2.4

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EAFE	— Europe, Australasia, and Far East
EUR	— Euro
FDR	— Fiduciary Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
NVDR	— Non Voting Depository Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SBI	— Shares Beneficial Interest
SDR	— Swedish Depositary Receipt
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of April 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A of the notes to financial statements are as follows (amounts in thousands):

Fund	Value	Percentage
Emerging Economies Fund	$559,902	78.1%
Emerging Markets Equity Fund	2,146,543	70.3
Global Equity Income Fund	45,292	65.1
Global Opportunities Fund	2,463	46.1
Global Research Enhanced Index Fund	720,866	91.1
International Equity Fund	1,365,602	93.3
International Equity Index Fund	453,326	94.6
International Opportunities Fund	1,074,700	97.1
International Value Fund	2,490,794	97.5
Intrepid International Fund	449,994	96.0

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund	Global Equity Income Fund		Global Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$703,696		$2,973,390	$68,413		$5,338
Investments in affiliates, at value	13,651		81,355	1,202		—

Total investment securities, at value	717,347		3,054,745	69,615		5,338
Cash	143		357	673		90
Foreign currency, at value	5,008		2,026	40		11
Receivables:
Investment securities sold	1,354		1,382	1,093		25
Fund shares sold	488		10,100	385		—	(a)
Dividends from non-affiliates	1,748		8,683	188		12
Dividends from affiliates	—	(a)	3	—	(a)	—
Tax reclaims	—		—	64		3
Variation margin on futures contracts	—		—	—	(a)	—
Unrealized appreciation on forward foreign currency exchange contracts	—		—	107		12
Due from Advisor	—		—	—		9
Prepaid expenses	12		—	5		14

Total Assets	726,100		3,077,296	72,170		5,514

LIABILITIES:
Payables:
Distributions	—		—	116		—
Investment securities purchased	2,405		4,731	1,162		—
Fund shares redeemed	952		3,009	36		5
Unrealized depreciation on forward foreign currency exchange contracts	—		—	327		10
Accrued liabilities:
Investment advisory fees	570		2,406	13		—
Administration fees	26		203	—		—
Shareholder servicing fees	37		502	11		1
Distribution fees	13		105	6		1
Custodian and accounting fees	68		420	24		18
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2	—	(a)	—	(a)
Deferred India capital gains tax	31		1,146	—		—
Audit fees	34		37	42		31
Other	41		549	3		2

Total Liabilities	4,177		13,110	1,740		68

Net Assets	$721,923		$3,064,186	$70,430		$5,446

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Equity Income Fund	Global Opportunities Fund
NET ASSETS:
Paid-in-Capital	$731,336	$2,597,820	$62,097	$5,534
Accumulated undistributed (distributions in excess of) net investment income	1,141	3,610	81	23
Accumulated net realized gains (losses)	(58,539)	(99,694)	(40)	(1,107)
Net unrealized appreciation (depreciation)	47,985	562,450	8,292	996

Total Net Assets	$721,923	$3,064,186	$70,430	$5,446

Net Assets:
Class A	$56,338	$363,124	$28,771	$1,664
Class B	—	5,267	—	—
Class C	3,955	52,404	955	453
Class R2	—	—	525	64
Class R5	491,670	—	531	114
Class R6	—	—	—	65
Institutional Class	—	880,331	—	—
Select Class	169,960	1,763,060	39,648	3,086

Total	$721,923	$3,064,186	$70,430	$5,446

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,083	15,430	1,813	111
Class B	—	228	—	—
Class C	290	2,285	60	30
Class R2	—	—	33	4
Class R5	35,510	—	33	7
Class R6	—	—	—	4
Institutional Class	—	36,394	—	—
Select Class	12,302	73,661	2,493	205

Net Asset Value (a):
Class A — Redemption price per share	$13.80	$23.53	$15.87	$15.06
Class B — Offering price per share (b)	—	23.10	—	—
Class C — Offering price per share (b)	13.63	22.94	15.84	15.01
Class R2 — Offering and redemption price per share	—	—	15.87	14.94
Class R5 — Offering and redemption price per share	13.85	—	15.92	15.06
Class R6 — Offering and redemption price per share	—	—	—	15.05
Institutional Class — Offering and redemption price per share	—	24.19	—	—
Select Class — Offering and redemption price per share	13.82	23.93	15.90	15.06
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.56	$24.83	$16.75	$15.89

Cost of investments in non-affiliates	$655,710	$2,409,838	$59,904	$4,344
Cost of investments in affiliates	13,651	81,355	1,202	—
Cost of foreign currency	4,997	1,970	40	11

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

	Global Research Enhanced Index Fund		International Equity Fund	International Equity Index Fund
ASSETS:
Investments in non-affiliates, at value	$726,045		$1,403,014	$478,586
Investments in affiliates, at value	65,501		61,159	550

Total investment securities, at value	791,546		1,464,173	479,136
Cash	61,184		63	629
Foreign currency, at value	552		19	2,077
Deposits at broker for futures collateral	3,083		—	—
Receivables:
Investment securities sold	331		60	345
Fund shares sold	14,883		682	274
Dividends from non-affiliates	417		6,761	1,488
Dividends from affiliates	1		2	—	(a)
Tax reclaims	39		1,409	489
Variation margin on futures contracts	95		—	—
Deferred offering costs	43		—	—

Total Assets	872,174		1,473,169	484,438

LIABILITIES:
Payables:
Investment securities purchased	98,519		—	3
Fund shares redeemed	164		278	390
Accrued liabilities:
Investment advisory fees	49		842	33
Administration fees	23		—	—	(a)
Shareholder servicing fees	1		86	—	(a)
Distribution fees	—	(a)	41	34
Custodian and accounting fees	6		80	92
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—	(a)
Transfer agent fees	1		83	88
Other	42		57	14

Total Liabilities	98,805		1,467	654

Net Assets	$773,369		$1,471,702	$483,784

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	Global Research Enhanced Index Fund	International Equity Fund	International Equity Index Fund
NET ASSETS:
Paid-in-Capital	$750,872	$1,204,253	$298,144
Accumulated undistributed (distributions in excess of) net investment income	735	7,539	297
Accumulated net realized gains (losses)	230	(44,736)	(24,064)
Net unrealized appreciation (depreciation)	21,532	304,646	209,407

Total Net Assets	$773,369	$1,471,702	$483,784

Net Assets:
Class A	$53	$138,063	$103,854
Class B	—	1,940	2,880
Class C	53	20,506	19,448
Class R2	53	618	1,353
Class R5	—	92,045	—
Class R6	—	962,264	—
Select Class	773,210	256,266	356,249

Total	$773,369	$1,471,702	$483,784

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3	9,234	5,355
Class B	—	134	160
Class C	3	1,435	1,034
Class R2	3	42	71
Class R5	—	6,079	—
Class R6	—	63,568	—
Select Class	48,954	16,927	18,254

Net Asset Value (a):
Class A — Redemption price per share	$15.79	$14.95	$19.40
Class B — Offering price per share (b)	—	14.46	17.95
Class C — Offering price per share (b)	15.77	14.29	18.81
Class R2 — Offering and redemption price per share	15.78	14.91	19.15
Class R5 — Offering and redemption price per share	—	15.14	—
Class R6 — Offering and redemption price per share	—	15.14	—
Select Class — Offering and redemption price per share	15.79	15.14	19.52
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.66	$15.78	$20.47

Cost of investments in non-affiliates	$704,299	$1,098,383	$269,224
Cost of investments in affiliates	65,501	61,159	550
Cost of foreign currency	548	18	2,024

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$1,085,196	$2,517,604	$457,362
Investments in affiliates, at value	21,821	36,701	11,138

Total investment securities, at value	1,107,017	2,554,305	468,500
Cash	1,017	65	134
Foreign currency, at value	1,492	1,347	373
Deposits at broker for futures contracts	—	1,661	—
Receivables:
Investment securities sold	—	101,014	1,764
Fund shares sold	391	11,306	96
Dividends from non-affiliates	4,512	11,855	1,772
Dividends from affiliates	1	2	—	(a)
Tax reclaims	975	1,766	468
Variation margin on futures contracts	—	302	—
Unrealized appreciation on forward foreign currency exchange contracts	3,994	12,869	—

Total Assets	1,119,399	2,696,492	473,107

LIABILITIES:
Payables:
Investment securities purchased	1	13,439	3,813
Fund shares redeemed	761	4,749	338
Unrealized depreciation on forward foreign currency exchange contracts	5,236	6,689	—
Accrued liabilities:
Investment advisory fees	518	1,371	311
Administration fees	73	194	12
Shareholder servicing fees	31	469	11
Distribution fees	19	42	9
Custodian and accounting fees	71	160	42
Trustees’ and Chief Compliance Officer’s fees	1	4	1
Other	63	557	32

Total Liabilities	6,774	27,674	4,569

Net Assets	$1,112,625	$2,668,818	$468,538

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	International Opportunities Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid-in-Capital	$1,035,819	$2,715,915	$940,705
Accumulated undistributed (distributions in excess of) net investment income	11,016	15,044	2,798
Accumulated net realized gains (losses)	(88,015)	(584,578)	(570,585)
Net unrealized appreciation (depreciation)	153,805	522,437	95,620

Total Net Assets	$1,112,625	$2,668,818	$468,538

Net Assets:
Class A	$95,653	$158,423	$43,574
Class B	419	2,908	—
Class C	657	16,772	1,065
Class R2	—	1,069	90
Class R6	921,486	49,021	—
Institutional Class	55,254	838,809	412,383
Select Class	39,156	1,601,816	11,426

Total	$1,112,625	$2,668,818	$468,538

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,845	11,458	2,408
Class B	30	212	—
Class C	48	1,244	58
Class R2	—	78	5
Class R6	64,755	3,492	—
Institutional Class	3,880	59,741	22,350
Select Class	2,760	114,723	610

Net Asset Value (a):
Class A — Redemption price per share	$13.97	$13.83	$18.10
Class B — Offering price per share (b)	14.05	13.71	—
Class C — Offering price per share (b)	13.67	13.48	18.26
Class R2 — Offering and redemption price per share	—	13.62	17.95
Class R6 — Offering and redemption price per share	14.23	14.04	—
Institutional Class — Offering and redemption price per share	14.24	14.04	18.45
Select Class — Offering and redemption price per share	14.19	13.96	18.73
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.74	$14.60	$19.10

Cost of investments in non-affiliates	$930,177	$2,002,291	$361,728
Cost of investments in affiliates	21,821	36,701	11,138
Cost of foreign currency	1,477	1,340	373

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Equity Income Fund		Global Opportunities Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$5,860	$26,131	$1,167		$65
Dividend income from affiliates	6	23	1		—
Foreign taxes withheld	(478)	(1,562)	(59)		(3)

Total investment income	5,388	24,592	1,109		62

EXPENSES:
Investment advisory fees	3,016	13,142	199		15
Administration fees	255	1,110	21		2
Distribution fees:
Class A	54	397	22		2
Class B	—	22	—		—
Class C	10	177	3		1
Class R2	—	—	1		—	(a)
Shareholder servicing fees:
Class A	54	397	22		2
Class B	—	8	—		—
Class C	3	59	1		—	(a)
Class R2	—	—	1		—	(a)
Class R5	103	—	—	(a)	—	(a)
Institutional Class	—	371	—		—
Select Class	182	1,894	38		4
Custodian and accounting fees	207	887	48		34
Professional fees	41	59	38		35
Trustees’ and Chief Compliance Officer’s fees	3	14	—	(a)	—	(a)
Printing and mailing costs	13	189	4		4
Registration and filing fees	29	50	31		29
Transfer agent fees	56	1,467	14		6
Other	5	15	5		2

Total expenses	4,031	20,258	448		136

Less amounts waived	(323)	(52)	(175)		(17)
Less expense reimbursements	—	—	—		(93)

Net expenses	3,708	20,206	273		26

Net investment income (loss)	1,680	4,386	836		36

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	938	(2,803)	384		18
Futures	—	—	8		—
Foreign currency transactions	265	(1,162)	219		3

Net realized gain (loss)	1,203	(3,965)	611		21

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	35,459 (b)	172,839 (c)	6,049		573
Futures	—	—	—	(a)	—
Foreign currency translations	2	6	(234)		12

Change in net unrealized appreciation/depreciation	35,461	172,845	5,815		585

Net realized/unrealized gains (losses)	36,664	168,880	6,426		606

Change in net assets resulting from operations	$38,344	$173,266	$7,262		$642

(a)	Amount rounds to less than $1,000.
(b)	Net of India Capital Gains of approximately $31,000 for Emerging Economies Fund.
(c)	Net of India Capital Gains of approximately $1,146,000 for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	Global Research Enhanced Index Fund (a)		International Equity Fund	International Equity Index Fund
INVESTMENT INCOME:
Interest income from affiliates	$—		$—	$1
Dividend income from non-affiliates	925		19,190	7,475
Dividend income from affiliates	1		13	2
Foreign taxes withheld	(84)		(1,286)	(574)

Total investment income	842		17,917	6,904

EXPENSES:
Investment advisory fees	63		4,955	1,546
Administration fees	26		523	237
Distribution fees:
Class A	—	(b)	144	122
Class B	—		8	11
Class C	—	(b)	71	65
Class R2	—	(b)	2	2
Shareholder servicing fees:
Class A	—	(b)	144	122
Class B	—		2	4
Class C	—	(b)	24	22
Class R2	—	(b)	1	1
Class R5	—		21	—
Select Class	78		282	554
Custodian and accounting fees	6		149	193
Professional fees	19		46	70
Interest expense to affiliates	—		—	1
Trustees’ and Chief Compliance Officer’s fees	—	(b)	6	2
Printing and mailing costs	7		53	27
Registration and filing fees	1		39	33
Transfer agent fees	1		212	183
Offering costs	9		—	—
Other	4		17	11

Total expenses	214		6,699	3,206

Less amounts waived	(91)		(1,018)	(1,106)
Less expense reimbursements	(16)		—	—

Net expenses	107		5,681	2,100

Net investment income (loss)	735		12,236	4,804

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	106		(12,349)	66,709
Futures	1,291		—	724
Foreign currency transactions	(1,167)		127	(13)

Net realized gain (loss)	230		(12,222)	67,420

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	21,746		140,934	4,773
Futures	(8)		—	(6)
Foreign currency translations	(206)		(1)	29

Change in net unrealized appreciation/depreciation	21,532		140,933	4,796

Net realized/unrealized gains (losses)	21,762		128,711	72,216

Change in net assets resulting from operations	$22,497		$140,947	$77,020

(a)	Commencement of operations was February 28, 2013.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$17,996	$40,084	$6,541
Dividend income from affiliates	10	22	3
Foreign taxes withheld	(937)	(2,146)	(399)

Total investment income	17,069	37,960	6,145

EXPENSES:
Investment advisory fees	2,795	7,638	1,655
Administration fees	394	1,075	164
Distribution fees:
Class A	98	170	45
Class B	2	11	—
Class C	2	56	3
Class R2	—	3	—	(a)
Shareholder servicing fees:
Class A	98	170	45
Class B	1	4	—
Class C	1	19	1
Class R2	—	1	—	(a)
Institutional Class	23	358	171
Select Class	44	2,051	13
Custodian and accounting fees	131	303	69
Professional fees	46	74	54
Trustees’ and Chief Compliance Officer’s fees	5	13	2
Printing and mailing costs	21	173	10
Registration and filing fees	31	64	32
Transfer agent fees	95	1,363	52
Other	8	25	5

Total expenses	3,795	13,571	2,321

Less amounts waived	(25)	(59)	(275)

Net expenses	3,770	13,512	2,046

Net investment income (loss)	13,299	24,448	4,099

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(236)	10,182	1,681
Futures	1,697	5,740	—
Foreign currency transactions	546	7,087	21

Net realized gain (loss)	2,007	23,009	1,702

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	112,926	325,144	51,089
Futures	40	843	—
Foreign currency translations	781	5,996	6

Change in net unrealized appreciation/depreciation	113,747	331,983	51,095

Net realized/unrealized gains (losses)	115,754	354,992	52,797

Change in net assets resulting from operations	$129,053	$379,440	$56,896

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,680	$7,095	$4,386	$12,842
Net realized gain (loss)	1,203	(41,237)	(3,965)	(85,083)
Change in net unrealized appreciation/depreciation	35,461	45,964	172,845	161,686

Change in net assets resulting from operations	38,344	11,822	173,266	89,445

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(283)	(404)	(1,014)	—
Class B
From net investment income	—	—	(2)	—
Class C
From net investment income	(13)	(7)	(15)	—
Class R5
From net investment income	(4,485)	(3,406)	—	—
Institutional Class
From net investment income	—	—	(4,645)	(1,158)
Select Class
From net investment income	(1,651)	(1,054)	(7,568)	(767)

Total distributions to shareholders	(6,432)	(4,871)	(13,244)	(1,925)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	244,078	92,749	651,678	1,200

NET ASSETS:
Change in net assets	275,990	99,700	811,700	88,720
Beginning of period	445,933	346,233	2,252,486	2,163,766

End of period	$721,923	$445,933	$3,064,186	$2,252,486

Accumulated undistributed (distributions in excess of) net investment income	$1,141	$5,893	$3,610	$12,468

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Opportunities Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$836	$941	$36	$70
Net realized gain (loss)	611	(439)	21	(156)
Change in net unrealized appreciation/depreciation	5,815	2,661	585	449

Change in net assets resulting from operations	7,262	3,163	642	363

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(300)	(55)	(28)	(14)
Class C
From net investment income	(10)	(15)	(6)	(4)
Class R2 (a)
From net investment income	(7)	(13)	(1)	(1)
Class R5
From net investment income	(8)	(16)	(3)	(2)
Class R6 (a)
From net investment income	—	—	(1)	(1)
Select Class
From net investment income	(502)	(846)	(67)	(41)

Total distributions to shareholders	(827)	(945)	(106)	(63)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	26,128	32,705	287	(216)

NET ASSETS:
Change in net assets	32,563	34,923	823	84
Beginning of period	37,867	2,944	4,623	4,539

End of period	$70,430	$37,867	$5,446	$4,623

Accumulated undistributed (distributions in excess of) net investment income	$81	$72	$23	$93

(a)	Commencement of offering of class of shares effective November 1, 2011 for Global Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	Global Research Enhanced Index Fund	International Equity Fund
	Period Ended 4/30/2013 (a) (Unaudited)	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$735	$12,236	$18,557
Net realized gain (loss)	230	(12,222)	(8,818)
Change in net unrealized appreciation/depreciation	21,532	140,933	65,355

Change in net assets resulting from operations	22,497	140,947	75,094

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(416)	(1,450)
Class B
From net investment income	—	(3)	(29)
Class C
From net investment income	—	(35)	(225)
Class R2
From net investment income	—	(1)	(4)
Class R5
From net investment income	—	(441)	(1,179)
Class R6
From net investment income	—	(4,256)	(11,257)
Select Class
From net investment income	—	(959)	(3,509)

Total distributions to shareholders	—	(6,111)	(17,653)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	750,872	260,831	313,506

NET ASSETS:
Change in net assets	773,369	395,667	370,947
Beginning of period	—	1,076,035	705,088

End of period	$773,369	$1,471,702	$1,076,035

Accumulated undistributed (distributions in excess of) net investment income	$735	$7,539	$1,414

(a)	Commencement of operations was February 28, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Index Fund		International Opportunities Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,804	$14,237	$13,299	$16,165
Net realized gain (loss)	67,420	(7,270)	2,007	(14,779)
Change in net unrealized appreciation/depreciation	4,796	22,755	113,747	47,450

Change in net assets resulting from operations	77,020	29,722	129,053	48,836

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,307)	(2,361)	(1,582)	(1,463)
Class B
From net investment income	(53)	(68)	(7)	(11)
Class C
From net investment income	(289)	(261)	(9)	(11)
Class R2
From net investment income	(19)	(11)	—	—
Class R6
From net investment income	—	—	(17,272)	(12,897)
Institutional Class
From net investment income	—	—	(1,013)	(1,204)
Select Class
From net investment income	(11,791)	(13,654)	(770)	(791)

Total distributions to shareholders	(14,459)	(16,355)	(20,653)	(16,377)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(164,170)	(49,829)	169,040	312,142

NET ASSETS:
Change in net assets	(101,609)	(36,462)	277,440	344,601
Beginning of period	585,393	621,855	835,185	490,584

End of period	$483,784	$585,393	$1,112,625	$835,185

Accumulated undistributed (distributions in excess of) net investment income	$297	$9,952	$11,016	$18,370

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	International Value Fund		Intrepid International Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,448	$61,129	$4,099	$5,914
Net realized gain (loss)	23,009	(141,463)	1,702	(13,167)
Change in net unrealized appreciation/depreciation	331,983	186,329	51,095	24,766

Change in net assets resulting from operations	379,440	105,995	56,896	17,513

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,974)	(3,673)	(482)	(328)
Class B
From net investment income	(50)	(89)	—	—
Class C
From net investment income	(259)	(433)	(8)	(2)
Class R2
From net investment income	(20)	(20)	(1)	(1)
Class R6
From net investment income	(725)	(2)	—	—
Institutional Class
From net investment income	(17,591)	(19,820)	(5,812)	(3,168)
Select Class
From net investment income	(38,102)	(48,068)	(148)	(144)

Total distributions to shareholders	(59,721)	(72,105)	(6,451)	(3,643)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	81,677	139,907	71,864	108,810

NET ASSETS:
Change in net assets	401,396	173,797	122,309	122,680
Beginning of period	2,267,422	2,093,625	346,229	223,549

End of period	$2,668,818	$2,267,422	$468,538	$346,229

Accumulated undistributed (distributions in excess of) net investment income	$15,044	$50,317	$2,798	$5,150

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$30,050	$17,345	$108,448	$115,445
Distributions reinvested	282	404	957	—
Cost of shares redeemed	(6,490)	(31,488)	(47,561)	(110,590)

Change in net assets resulting from Class A capital transactions	$23,842	$(13,739)	$61,844	$4,855

Class B
Proceeds from shares issued	$—	$—	$108	$212
Distributions reinvested	—	—	2	—
Cost of shares redeemed	—	—	(1,342)	(1,932)

Change in net assets resulting from Class B capital transactions	$—	$—	$(1,232)	$(1,720)

Class C
Proceeds from shares issued	$2,042	$2,046	$10,547	$10,193
Distributions reinvested	13	7	13	—
Cost of shares redeemed	(339)	(483)	(5,959)	(10,395)

Change in net assets resulting from Class C capital transactions	$1,716	$1,570	$4,601	$(202)

Class R5
Proceeds from shares issued	$155,127	$175,434	$—	$—
Distributions reinvested	4,485	3,406	—	—
Cost of shares redeemed	(21,955)	(80,783)	—	—

Change in net assets resulting from Class R5 capital transactions	$137,657	$98,057	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$268,038	$208,354
Distributions reinvested	—	—	3,816	934
Cost of shares redeemed	—	—	(65,366)	(200,452)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$206,488	$8,836

Select Class
Proceeds from shares issued	$84,537	$32,183	$587,521	$507,533
Distributions reinvested	149	64	5,164	569
Cost of shares redeemed	(3,823)	(25,386)	(212,708)	(518,671)

Change in net assets resulting from Select Class capital transactions	$80,863	$6,861	$379,977	$(10,569)

Total change in net assets resulting from capital transactions	$244,078	$92,749	$651,678	$1,200

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
SHARE TRANSACTIONS:
Class A
Issued	2,180	1,350	4,677	5,368
Reinvested	20	35	41	—
Redeemed	(475)	(2,467)	(2,066)	(5,178)

Change in Class A Shares	1,725	(1,082)	2,652	190

Class B
Issued	—	—	5	10
Reinvested	—	—	— (a)	—
Redeemed	—	—	(59)	(92)

Change in Class B Shares	—	—	(54)	(82)

Class C
Issued	150	160	467	479
Reinvested	1	1	1	—
Redeemed	(25)	(38)	(265)	(501)

Change in Class C Shares	126	123	203	(22)

Class R5
Issued	11,268	13,598	—	—
Reinvested	328	292	—	—
Redeemed	(1,665)	(6,289)	—	—

Change in Class R5 Shares	9,931	7,601	—	—

Institutional Class
Issued	—	—	11,252	9,474
Reinvested	—	—	160	46
Redeemed	—	—	(2,798)	(9,257)

Change in Institutional Class Shares	—	—	8,614	263

Select Class
Issued	6,183	2,538	24,873	23,388
Reinvested	11	5	218	28
Redeemed	(278)	(1,977)	(9,082)	(24,162)

Change in Select Class Shares	5,916	566	16,009	(746)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Opportunities Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$19,287	$9,224	$419	$416
Distributions reinvested	153	55	28	15
Cost of shares redeemed	(2,111)	(450)	(231)	(690)

Change in net assets resulting from Class A capital transactions	$17,329	$8,829	$216	$(259)

Class C
Proceeds from shares issued	$247	$530	$156	$67
Distributions reinvested	10	14	6	4
Cost of shares redeemed	(41)	— (a)	(167)	(116)

Change in net assets resulting from Class C capital transactions	$216	$544	$(5)	$(45)

Class R2 (b)
Proceeds from shares issued	$—	$367	$—	$50
Distributions reinvested	7	13	1	1

Change in net assets resulting from Class R2 capital transactions	$7	$380	$1	$51

Class R5
Proceeds from shares issued	$—	$367	$—	$—
Distributions reinvested	8	16	3	2

Change in net assets resulting from Class R5 capital transactions	$8	$383	$3	$2

Class R6 (b)
Proceeds from shares issued	$—	$—	$—	$50
Distributions reinvested	—	—	1	1

Change in net assets resulting from Class R6 capital transactions	$—	$—	$1	$51

Select Class
Proceeds from shares issued	$8,384	$21,742	$24	$78
Distributions reinvested	455	839	65	40
Cost of shares redeemed	(271)	(12)	(18)	(134)

Change in net assets resulting from Select Class capital transactions	$8,568	$22,569	$71	$(16)

Total change in net assets resulting from capital transactions	$26,128	$32,705	$287	$(216)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Global Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	Global Equity Income Fund			Global Opportunities Fund
	Six Months Ended 4/30/2013 (Unaudited)		Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)		Year Ended 10/31/2012
SHARE TRANSACTIONS:
Class A
Issued	1,307		656	29		32
Reinvested	11		4	2		1
Redeemed	(142)		(32)	(17)		(54)

Change in Class A Shares	1,176		628	14		(21)

Class C
Issued	16		41	11		5
Reinvested	1		1	—	(a)	— (a)
Redeemed	(3)		— (a)	(12)		(9)

Change in Class C Shares	14		42	(1)		(4)

Class R2 (b)
Issued	—		29	—		4
Reinvested	—	(a)	1	—	(a)	— (a)

Change in Class R2 Shares	—	(a)	30	—	(a)	4

Class R5
Issued	—		29	—		—
Reinvested	—	(a)	1	—	(a)	— (a)

Change in Class R5 Shares	—	(a)	30	—	(a)	— (a)

Class R6 (b)
Issued	—		—	—		4
Reinvested	—		—	—	(a)	— (a)

Change in Class R6 Shares	—		—	—	(a)	4

Select Class
Issued	552		1,669	1		6
Reinvested	30		62	5		4
Redeemed	(18)		(1)	(1)		(11)

Change in Select Class Shares	564		1,730	5		(1)

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Global Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Research Enhanced Index Fund	International Equity Fund
	Period Ended 4/30/2013 (a) (Unaudited)	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50	$43,657	$45,000
Distributions reinvested	—	326	1,404
Cost of shares redeemed	—	(16,759)	(57,239)

Change in net assets resulting from Class A capital transactions	$50	$27,224	$(10,835)

Class B
Proceeds from shares issued	$—	$13	$50
Distributions reinvested	—	2	23
Cost of shares redeemed	—	(476)	(853)

Change in net assets resulting from Class B capital transactions	$—	$(461)	$(780)

Class C
Proceeds from shares issued	$50	$3,275	$2,504
Distributions reinvested	—	24	149
Cost of shares redeemed	—	(2,759)	(5,942)

Change in net assets resulting from Class C capital transactions	$50	$540	$(3,289)

Class R2
Proceeds from shares issued	$50	$513	$662
Distributions reinvested	—	1	2
Cost of shares redeemed	—	(691)	(57)

Change in net assets resulting from Class R2 capital transactions	$50	$(177)	$607

Class R5
Proceeds from shares issued	$—	$25,262	$22,598
Distributions reinvested	—	441	1,179
Cost of shares redeemed	—	(6,633)	(9,719)

Change in net assets resulting from Class R5 capital transactions	$—	$19,070	$14,058

Class R6
Proceeds from shares issued	$—	$192,739	$329,320
Subscriptions in-kind (See Note 8)	—	47,211	—
Distributions reinvested	—	4,256	11,257
Cost of shares redeemed	—	(50,124)	(37,992)

Change in net assets resulting from Class R6 capital transactions	$—	$194,082	$302,585

Select Class
Proceeds from shares issued	$751,198	$56,436	$63,016
Distributions reinvested	—	597	2,202
Cost of shares redeemed	(476)	(36,480)	(54,058)

Change in net assets resulting from Select Class capital transactions	$750,722	$20,553	$11,160

Total change in net assets resulting from capital transactions	$750,872	$260,831	$313,506

(a)	Commencement of operations was February 28, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	Global Research Enhanced Index Fund	International Equity Fund
	Period Ended 4/30/2013 (a) (Unaudited)	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
SHARE TRANSACTIONS:
Class A
Issued	3	3,030	3,527
Reinvested	—	23	111
Redeemed	—	(1,174)	(4,441)

Change in Class A Shares	3	1,879	(803)

Class B
Issued	—	1	3
Reinvested	—	—	2
Redeemed	—	(34)	(69)

Change in Class B Shares	—	(33)	(64)

Class C
Issued	3	237	207
Reinvested	—	2	12
Redeemed	—	(203)	(492)

Change in Class C Shares	3	36	(273)

Class R2
Issued	3	36	53
Reinvested	—	— (b)	— (b)
Redeemed	—	(48)	(4)

Change in Class R2 Shares	3	(12)	49

Class R5
Issued	—	1,787	1,799
Reinvested	—	30	92
Redeemed	—	(454)	(757)

Change in Class R5 Shares	—	1,363	1,134

Class R6
Issued	—	13,200	25,388
Subscriptions in-kind (See Note 8)	—	3,203	—
Reinvested	—	292	881
Redeemed	—	(3,647)	(2,974)

Change in Class R6 Shares	—	13,048	23,295

Select Class
Issued	48,985	3,866	4,933
Reinvested	—	41	172
Redeemed	(31)	(2,538)	(4,163)

Change in Select Class Shares	48,954	1,369	942

(a)	Commencement of operations was February 28, 2013.
(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Index Fund		International Opportunities Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$15,808	$26,703	$28,404	$37,212
Distributions reinvested	2,228	2,272	1,575	1,455
Cost of shares redeemed	(21,980)	(33,906)	(11,045)	(21,984)

Change in net assets resulting from Class A capital transactions	$(3,944)	$(4,931)	$18,934	$16,683

Class B
Proceeds from shares issued	$6	$42	$10	$19
Distributions reinvested	51	67	6	10
Cost of shares redeemed	(597)	(1,257)	(113)	(289)

Change in net assets resulting from Class B capital transactions	$(540)	$(1,148)	$(97)	$(260)

Class C
Proceeds from shares issued	$3,067	$4,855	$113	$87
Distributions reinvested	280	245	7	9
Cost of shares redeemed	(2,320)	(4,620)	(63)	(166)

Change in net assets resulting from Class C capital transactions	$1,027	$480	$57	$(70)

Class R2
Proceeds from shares issued	$539	$539	$—	$—
Distributions reinvested	4	3	—	—
Cost of shares redeemed	(98)	(243)	—	—

Change in net assets resulting from Class R2 capital transactions	$445	$299	$—	$—

Class R6
Proceeds from shares issued	$—	$—	$169,081	$312,227
Distributions reinvested	—	—	17,272	12,897
Cost of shares redeemed	—	—	(46,449)	(33,425)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$139,904	$291,699

Institutional Class
Proceeds from shares issued	$—	$—	$11,101	$9,873
Distributions reinvested	—	—	699	788
Cost of shares redeemed	—	—	(3,567)	(10,083)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$8,233	$578

Select Class
Proceeds from shares issued	$20,925	$45,653	$5,830	$13,694
Distributions reinvested	1,263	1,712	549	516
Cost of shares redeemed	(183,346)	(91,894)	(4,370)	(10,698)

Change in net assets resulting from Select Class capital transactions	$(161,158)	$(44,529)	$2,009	$3,512

Total change in net assets resulting from capital transactions	$(164,170)	$(49,829)	$169,040	$312,142

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	International Equity Index Fund		International Opportunities Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
SHARE TRANSACTIONS:
Class A
Issued	863	1,627	2,146	3,125
Reinvested	125	148	122	132
Redeemed	(1,213)	(2,081)	(841)	(1,828)

Change in Class A Shares	(225)	(306)	1,427	1,429

Class B
Issued	— (a)	2	1	1
Reinvested	3	5	— (a)	1
Redeemed	(35)	(83)	(8)	(24)

Change in Class B Shares	(32)	(76)	(7)	(22)

Class C
Issued	173	304	8	8
Reinvested	16	16	1	1
Redeemed	(132)	(291)	(5)	(14)

Change in Class C Shares	57	29	4	(5)

Class R2
Issued	30	33	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(5)	(15)	—	—

Change in Class R2 Shares	25	18	—	—

Class R6
Issued	—	—	12,529	25,578
Reinvested	—	—	1,310	1,153
Redeemed	—	—	(3,621)	(2,807)

Change in Class R6 Shares	—	—	10,218	23,924

Institutional Class
Issued	—	—	815	808
Reinvested	—	—	53	70
Redeemed	—	—	(263)	(828)

Change in Institutional Class Shares	—	—	605	50

Select Class
Issued	1,123	2,866	432	1,131
Reinvested	71	111	42	46
Redeemed	(9,955)	(5,614)	(327)	(908)

Change in Select Class Shares	(8,761)	(2,637)	147	269

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$41,367	$49,899	$13,937	$8,357
Distributions reinvested	2,655	3,261	466	317
Cost of shares redeemed	(27,980)	(44,716)	(7,822)	(9,553)

Change in net assets resulting from Class A capital transactions	$16,042	$8,444	$6,581	$(879)

Class B
Proceeds from shares issued	$7	$43	$—	$—
Distributions reinvested	44	75	—	—
Cost of shares redeemed	(457)	(770)	—	—

Change in net assets resulting from Class B capital transactions	$(406)	$(652)	$—	$—

Class C
Proceeds from shares issued	$2,326	$2,699	$112	$154
Distributions reinvested	184	274	7	2
Cost of shares redeemed	(2,044)	(5,245)	(57)	(332)

Change in net assets resulting from Class C capital transactions	$466	$(2,272)	$62	$(176)

Class R2
Proceeds from shares issued	$133	$385	$— (a)	$2
Distributions reinvested	8	10	1	1
Cost of shares redeemed	(80)	(222)	(4)	(32)

Change in net assets resulting from Class R2 capital transactions	$61	$173	$(3)	$(29)

Class R6
Proceeds from shares issued	$18,335	$33,126	$—	$—
Distributions reinvested	2	2	—	—
Cost of shares redeemed	(85)	(9,200)	—	—

Change in net assets resulting from Class R6 capital transactions	$18,252	$23,928	$—	$—

Institutional Class
Proceeds from shares issued	$203,660	$256,917	$70,868	$115,082
Distributions reinvested	14,688	14,739	5,184	2,649
Cost of shares redeemed	(111,980)	(190,594)	(11,499)	(4,834)

Change in net assets resulting from Institutional Class capital transactions	$106,368	$81,062	$64,553	$112,897

Select Class
Proceeds from shares issued	$459,510	$551,695	$2,189	$1,207
Distributions reinvested	22,937	29,315	41	20
Cost of shares redeemed	(541,553)	(551,786)	(1,559)	(4,230)

Change in net assets resulting from Select Class capital transactions	$(59,106)	$29,224	$671	$(3,003)

Total change in net assets resulting from capital transactions	$81,677	$139,907	$71,864	$108,810

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	International Value Fund		Intrepid International Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)		Year Ended 10/31/2012
SHARE TRANSACTIONS:
Class A
Issued	3,185	4,264	813		551
Reinvested	210	297	28		22
Redeemed	(2,178)	(3,776)	(460)		(631)

Change in Class A Shares	1,217	785	381		(58)

Class B
Issued	1	4	—		—
Reinvested	3	7	—		—
Redeemed	(36)	(66)	—		—

Change in Class B Shares	(32)	(55)	—		—

Class C
Issued	183	236	5		12
Reinvested	15	26	1		— (a)
Redeemed	(163)	(462)	(3)		(23)

Change in Class C Shares	35	(200)	3		(11)

Class R2
Issued	10	33	—	(a)	— (a)
Reinvested	1	1	—	(a)	— (a)
Redeemed	(6)	(19)	—	(a)	(2)

Change in Class R2 Shares	5	15	—	(a)	(2)

Class R6
Issued	1,403	2,821	—		—
Reinvested	— (a)	— (a)	—		—
Redeemed	(6)	(730)	—		—

Change in Class R6 Shares	1,397	2,091	—		—

Institutional Class
Issued	15,429	21,768	4,070		7,445
Reinvested	1,146	1,323	306		184
Redeemed	(8,517)	(15,861)	(721)		(315)

Change in Institutional Class Shares	8,058	7,230	3,655		7,314

Select Class
Issued	35,057	46,604	124		77
Reinvested	1,797	2,644	2		1
Redeemed	(40,689)	(46,673)	(91)		(274)

Change in Select Class Shares	(3,835)	2,575	35		(196)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Economies Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$12.88	$0.01	(f)	$1.02	$1.03	$(0.11)	$—
Year Ended October 31, 2012	12.65	0.17	(f)	0.21	0.38	(0.15)	—
Year Ended October 31, 2011	13.91	0.20	(f)	(1.44)	(1.24)	(0.02)	—	(g)
Year Ended October 31, 2010	10.47	0.11	(f)	3.60	3.71	(0.27)	—
Year Ended October 31, 2009	7.14	0.18		3.42	3.60	(0.27)	—
February 28, 2008 (h) through October 31, 2008	15.00	0.20		(8.06)	(7.86)	—	—

Class C
Six Months Ended April 30, 2013 (Unaudited)	12.72	(0.02	)(f)	1.00	0.98	(0.07)	—
Year Ended October 31, 2012	12.58	0.15	(f)	0.15	0.30	(0.16)	—
Year Ended October 31, 2011	13.87	0.08	(f)	(1.37)	(1.29)	—	—	(g)
Year Ended October 31, 2010	10.46	0.05	(f)	3.59	3.64	(0.23)	—
Year Ended October 31, 2009	7.11	0.14		3.43	3.57	(0.22)	—
February 28, 2008 (h) through October 31, 2008	15.00	0.16		(8.05)	(7.89)	—	—

Class R5
Six Months Ended April 30, 2013 (Unaudited)	12.94	0.04	(f)	1.03	1.07	(0.16)	—
Year Ended October 31, 2012	12.71	0.25	(f)	0.18	0.43	(0.20)	—
Year Ended October 31, 2011	13.93	0.30	(f)	(1.47)	(1.17)	(0.05)	—	(g)
Year Ended October 31, 2010	10.48	0.17	(f)	3.59	3.76	(0.31)	—
Year Ended October 31, 2009	7.16	0.22		3.41	3.63	(0.31)	—
February 28, 2008 (h) through October 31, 2008	15.00	0.24		(8.08)	(7.84)	—	—

Select Class
Six Months Ended April 30, 2013 (Unaudited)	12.91	0.03	(f)	1.03	1.06	(0.15)	—
Year Ended October 31, 2012	12.68	0.22	(f)	0.18	0.40	(0.17)	—
Year Ended October 31, 2011	13.92	0.25	(f)	(1.45)	(1.20)	(0.04)	—	(g)
Year Ended October 31, 2010	10.48	0.14	(f)	3.59	3.73	(0.29)	—
Year Ended October 31, 2009	7.15	0.20		3.42	3.62	(0.29)	—
February 28, 2008 (h) through October 31, 2008	15.00	0.23		(8.08)	(7.85)	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of operations.
(i)	Includes interest expense of 0.01%.
(j)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)(e)

$13.80	8.00%	$56,338	1.59%		0.20%	1.70%		25%
12.88	3.15	30,356	1.65		1.37	1.76		72
12.65	(8.93)	43,519	1.75		1.50	1.75		84
13.91	36.12	49	1.85		0.96	3.99		156
10.47	52.59	36	1.85		2.27	5.59		141
7.14	(52.40)	24	1.86	(i)	2.37	5.30	(j)	110

13.63	7.75	3,955	2.09		(0.27)	2.20		25
12.72	2.54	2,088	2.12		1.21	2.27		72
12.58	(9.30)	516	2.28		0.57	2.32		84
13.87	35.33	49	2.35		0.46	4.49		156
10.46	51.98	36	2.35		1.77	6.08		141
7.11	(52.60)	24	2.36	(i)	1.86	5.81	(j)	110

13.85	8.31	491,670	1.14		0.62	1.25		25
12.94	3.53	331,032	1.19		1.99	1.31		72
12.71	(8.45)	228,411	1.31		2.14	1.32		84
13.93	36.66	50	1.40		1.41	3.54		156
10.48	53.31	37	1.40		2.72	5.13		141
7.16	(52.27)	24	1.41	(i)	2.82	4.86	(j)	110

13.82	8.21	169,960	1.34		0.50	1.45		25
12.91	3.34	82,457	1.39		1.70	1.51		72
12.68	(8.65)	73,787	1.52		1.76	1.55		84
13.92	36.35	7,313	1.60		1.21	3.74		156
10.48	53.07	5,360	1.60		2.52	5.33		141
7.15	(52.33)	3,503	1.61	(i)	2.62	5.05	(j)	110

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$22.01	$0.01	(f)	$1.59	$1.60	$(0.08)	$—
Year Ended October 31, 2012	21.09	0.07	(f)	0.85	0.92	—	—
Year Ended October 31, 2011	23.45	0.06	(f)	(2.33)	(2.27)	(0.09)	—	(g)
Year Ended October 31, 2010	18.79	(0.01	)(f)	4.71	4.70	(0.04)	—	(g)
Year Ended October 31, 2009	12.66	0.07	(f)	6.31	6.38	(0.25)	—	(g)
Year Ended October 31, 2008	26.19	0.27		(13.78)	(13.51)	(0.02)	—	(g)

Class B
Six Months Ended April 30, 2013 (Unaudited)	21.59	(0.07	)(f)	1.59	1.52	(0.01)	—
Year Ended October 31, 2012	20.80	(0.05	)(f)	0.84	0.79	—	—
Year Ended October 31, 2011	23.15	(0.07	)(f)	(2.28)	(2.35)	—	—	(g)
Year Ended October 31, 2010	18.60	(0.12	)(f)	4.67	4.55	—	—	(g)
Year Ended October 31, 2009	12.46	—	(f)(g)	6.25	6.25	(0.11)	—	(g)
Year Ended October 31, 2008	25.89	0.16		(13.59)	(13.43)	—	—	(g)

Class C
Six Months Ended April 30, 2013 (Unaudited)	21.44	(0.05	)(f)	1.56	1.51	(0.01)	—
Year Ended October 31, 2012	20.65	(0.04	)(f)	0.83	0.79	—	—
Year Ended October 31, 2011	23.01	(0.05	)(f)	(2.29)	(2.34)	(0.02)	—	(g)
Year Ended October 31, 2010	18.49	(0.11	)(f)	4.63	4.52	—	—	(g)
Year Ended October 31, 2009	12.42	(0.01	)(f)	6.23	6.22	(0.15)	—	(g)
Year Ended October 31, 2008	25.80	0.16		(13.54)	(13.38)	—	—	(g)

Institutional Class
Six Months Ended April 30, 2013 (Unaudited)	22.65	0.06	(f)	1.64	1.70	(0.16)	—
Year Ended October 31, 2012	21.66	0.16	(f)	0.87	1.03	(0.04)	—
Year Ended October 31, 2011	24.04	0.16	(f)	(2.40)	(2.24)	(0.14)	—	(g)
Year Ended October 31, 2010	19.23	0.08	(f)	4.82	4.90	(0.09)	—	(g)
Year Ended October 31, 2009	12.97	0.14	(f)	6.45	6.59	(0.33)	—	(g)
Year Ended October 31, 2008	26.80	0.30		(14.04)	(13.74)	(0.09)	—	(g)

Select Class
Six Months Ended April 30, 2013 (Unaudited)	22.40	0.04	(f)	1.62	1.66	(0.13)	—
Year Ended October 31, 2012	21.42	0.13	(f)	0.86	0.99	(0.01)	—
Year Ended October 31, 2011	23.80	0.13	(f)	(2.38)	(2.25)	(0.13)	—	(g)
Year Ended October 31, 2010	19.04	0.05	(f)	4.77	4.82	(0.06)	—	(g)
Year Ended October 31, 2009	12.84	0.11	(f)	6.39	6.50	(0.30)	—	(g)
Year Ended October 31, 2008	26.54	0.28		(13.94)	(13.66)	(0.04)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$23.53	7.26%	$363,124	1.78%	0.05%	1.79%	11%
22.01	4.36	281,194	1.82	0.33	1.82	20
21.09	(9.73)	265,458	1.79	0.28	1.80	9
23.45	25.08	253,037	1.82	(0.03)	1.83	14
18.79	51.49	121,638	1.85	0.45	1.85	10
12.66	(51.62)	32,192	1.82	1.17	1.82	19

23.10	7.03	5,267	2.28	(0.61)	2.29	11
21.59	3.80	6,100	2.32	(0.23)	2.32	20
20.80	(10.15)	7,572	2.29	(0.32)	2.30	9
23.15	24.46	10,812	2.31	(0.58)	2.32	14
18.60	50.70	10,535	2.36	(0.02)	2.37	10
12.46	(51.87)	7,124	2.32	0.67	2.32	19

22.94	7.03	52,404	2.28	(0.48)	2.29	11
21.44	3.83	44,643	2.32	(0.17)	2.32	20
20.65	(10.18)	43,437	2.29	(0.23)	2.30	9
23.01	24.45	40,757	2.32	(0.52)	2.33	14
18.49	50.72	19,803	2.35	(0.06)	2.35	10
12.42	(51.86)	5,030	2.32	0.68	2.32	19

24.19	7.51	880,331	1.38	0.49	1.39	11
22.65	4.80	629,223	1.41	0.73	1.42	20
21.66	(9.37)	596,147	1.38	0.68	1.41	9
24.04	25.55	513,904	1.40	0.37	1.43	14
19.23	52.20	325,849	1.43	0.93	1.46	10
12.97	(51.44)	108,836	1.42	1.52	1.42	19

23.93	7.40	1,763,060	1.53	0.35	1.54	11
22.40	4.65	1,291,326	1.57	0.60	1.57	20
21.42	(9.51)	1,251,152	1.55	0.56	1.56	9
23.80	25.38	925,631	1.57	0.23	1.58	14
19.04	51.88	330,903	1.61	0.73	1.62	10
12.84	(51.53)	188,893	1.57	1.43	1.57	19

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Global Equity Income Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$14.12	$0.25	(f)	$1.72	$1.97	$(0.22)
Year Ended October 31, 2012	13.37	0.31	(f)	0.88	1.19	(0.44)
February 28, 2011 (g) through October 31, 2011	15.00	0.33	(f)	(1.64)	(1.31)	(0.32)

Class C
Six Months Ended April 30, 2013 (Unaudited)	14.11	0.20	(f)	1.73	1.93	(0.20)
Year Ended October 31, 2012	13.35	0.36	(f)	0.77	1.13	(0.37)
February 28, 2011 (g) through October 31, 2011	15.00	0.30	(f)	(1.66)	(1.36)	(0.29)

Class R2
Six Months Ended April 30, 2013 (Unaudited)	14.12	0.20	(f)	1.76	1.96	(0.21)
Year Ended October 31, 2012	13.36	0.40	(f)	0.76	1.16	(0.40)
February 28, 2011 (g) through October 31, 2011	15.00	0.32	(f)	(1.66)	(1.34)	(0.30)

Class R5
Six Months Ended April 30, 2013 (Unaudited)	14.15	0.25	(f)	1.76	2.01	(0.24)
Year Ended October 31, 2012	13.38	0.50	(f)	0.76	1.26	(0.49)
February 28, 2011 (g) through October 31, 2011	15.00	0.38	(f)	(1.65)	(1.27)	(0.35)

Select Class
Six Months Ended April 30, 2013 (Unaudited)	14.14	0.25	(f)	1.74	1.99	(0.23)
Year Ended October 31, 2012	13.37	0.47	(f)	0.76	1.23	(0.46)
February 28, 2011 (g) through October 31, 2011	15.00	0.37	(f)	(1.66)	(1.29)	(0.34)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(i)	Certain non-recurring expense incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)(e)

$15.87	14.06%	$28,771	1.24%		3.34%		1.94%		31%
14.12	9.09	9,003	1.25		2.21		2.31		52
13.37	(8.77)	127	1.25	(h)	3.53	(h)	10.16	(h)(i)	40

15.84	13.75	955	1.74		2.70		2.45		31
14.11	8.66	646	1.75		2.69		2.95		52
13.35	(9.12)	60	1.75	(h)	3.17	(h)	10.82	(h)(i)	40

15.87	13.96	525	1.49		2.76		2.20		31
14.12	8.87	461	1.50		2.95		2.70		52
13.36	(8.97)	45	1.50	(h)	3.36	(h)	10.72	(h)(i)	40

15.92	14.35	531	0.79		3.46		1.50		31
14.15	9.62	465	0.80		3.65		2.00		52
13.38	(8.52)	46	0.80	(h)	4.05	(h)	10.05	(h)(i)	40

15.90	14.19	39,648	0.99		3.38		1.70		31
14.14	9.43	27,292	1.00		3.44		2.20		52
13.37	(8.68)	2,666	1.00	(h)	3.85	(h)	10.23	(h)(i)	40

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Global Opportunities Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$13.48	$0.09	(f)	$1.79	$1.88	$(0.30)	$—	$(0.30)	$—
Year Ended October 31, 2012	12.57	0.19	(f)	0.88	1.07	(0.16)	—	(0.16)	—
Year Ended October 31, 2011	14.05	0.11	(f)	(1.34)	(1.23)	(0.25)	—	(0.25)	—	(g)
Year Ended October 31, 2010	11.59	0.06		2.51	2.57	(0.11)	—	(0.11)	—
Year Ended October 31, 2009	8.22	0.08		3.42	3.50	(0.13)	—	(0.13)	—
Year Ended October 31, 2008	16.56	0.12		(8.07)	(7.95)	(0.02)	(0.37)	(0.39)	—

Class C
Six Months Ended April 30, 2013 (Unaudited)	13.39	0.06	(f)	1.78	1.84	(0.22)	—	(0.22)	—
Year Ended October 31, 2012	12.51	0.12	(f)	0.88	1.00	(0.12)	—	(0.12)	—
Year Ended October 31, 2011	13.98	0.03	(f)	(1.33)	(1.30)	(0.17)	—	(0.17)	—	(g)
Year Ended October 31, 2010	11.55	0.01		2.48	2.49	(0.06)	—	(0.06)	—
Year Ended October 31, 2009	8.17	0.04		3.41	3.45	(0.07)	—	(0.07)	—
Year Ended October 31, 2008	16.51	0.06		(8.03)	(7.97)	—	(0.37)	(0.37)	—

Class R2
Six Months Ended April 30, 2013 (Unaudited)	13.37	0.07	(f)	1.77	1.84	(0.27)	—	(0.27)	—
November 1, 2011 (i) through October 31, 2012	12.15	0.15	(f)	1.30	1.45	(0.23)	—	(0.23)	—

Class R5
Six Months Ended April 30, 2013 (Unaudited)	13.51	0.12	(f)	1.79	1.91	(0.36)	—	(0.36)	—
Year Ended October 31, 2012	12.63	0.24	(f)	0.88	1.12	(0.24)	—	(0.24)	—
Year Ended October 31, 2011	14.08	0.14	(f)	(1.32)	(1.18)	(0.27)	—	(0.27)	—	(g)
Year Ended October 31, 2010	11.61	0.13		2.49	2.62	(0.15)	—	(0.15)	—
Year Ended October 31, 2009	8.25	0.12		3.42	3.54	(0.18)	—	(0.18)	—
Year Ended October 31, 2008	16.60	0.18		(8.08)	(7.90)	(0.08)	(0.37)	(0.45)	—

Class R6
Six Months Ended April 30, 2013 (Unaudited)	13.51	0.13	(f)	1.78	1.91	(0.37)	—	(0.37)	—
November 1, 2011 (i) through October 31, 2012	12.20	0.25	(f)	1.30	1.55	(0.24)	—	(0.24)	—

Select Class
Six Months Ended April 30, 2013 (Unaudited)	13.50	0.11	(f)	1.78	1.89	(0.33)	—	(0.33)	—
Year Ended October 31, 2012	12.62	0.22	(f)	0.87	1.09	(0.21)	—	(0.21)	—
Year Ended October 31, 2011	14.07	0.12	(f)	(1.32)	(1.20)	(0.25)	—	(0.25)	—	(g)
Year Ended October 31, 2010	11.60	0.11		2.49	2.60	(0.13)	—	(0.13)	—
Year Ended October 31, 2009	8.24	0.10		3.41	3.51	(0.15)	—	(0.15)	—
Year Ended October 31, 2008	16.58	0.16		(8.08)	(7.92)	(0.05)	(0.37)	(0.42)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)(e)

$15.06	14.13%	$1,664	1.25%	1.34%	5.76%		26%
13.48	8.70	1,300	1.25	1.45	7.91		100
12.57	(8.98)	1,480	1.45	0.79	5.29	(h)	120
14.05	22.26	293	1.45	0.57	9.89		97
11.59	43.34	161	1.45	0.87	10.11		119
8.22	(49.02)	112	1.45	0.97	6.94		264

15.01	13.87	453	1.75	0.85	6.29		26
13.39	8.11	415	1.75	0.95	8.43		100
12.51	(9.46)	432	1.95	0.19	6.17	(h)	120
13.98	21.59	214	1.95	0.09	10.10		97
11.55	42.63	159	1.95	0.37	10.61		119
8.17	(49.26)	112	1.95	0.47	7.44		264

14.94	13.93	64	1.50	1.08	6.05		26
13.37	12.16	56	1.50	1.20	8.17		100

15.06	14.38	114	0.80	1.78	5.36		26
13.51	9.15	100	0.80	1.89	7.47		100
12.63	(8.56)	92	1.00	1.01	5.68	(h)	120
14.08	22.75	100	1.00	1.04	9.15		97
11.61	44.06	82	1.00	1.32	9.65		119
8.25	(48.79)	57	1.00	1.42	6.48		264

15.05	14.36	65	0.75	1.83	5.30		26
13.51	13.01	56	0.75	1.95	7.42		100

15.06	14.25	3,086	1.00	1.58	5.56		26
13.50	8.88	2,696	1.00	1.69	7.67		100
12.62	(8.73)	2,535	1.20	0.86	5.68	(h)	120
14.07	22.57	2,536	1.20	0.84	9.36		97
11.60	43.67	2,030	1.20	1.12	9.86		119
8.24	(48.86)	1,412	1.20	1.22	6.69		264

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Global Research Enhanced Index Fund
Class A
February 28, 2013 (f) through April 30, 2013 (Unaudited)	$15.00	$0.06	(g)	$0.73	$0.79

Class C
February 28, 2013 (f) through April 30, 2013 (Unaudited)	15.00	0.05	(g)	0.72	0.77

Class R2
February 28, 2013 (f) through April 30, 2013 (Unaudited)	15.00	0.05	(g)	0.73	0.78

Select Class
February 28, 2013 (f) through April 30, 2013 (Unaudited)	15.00	0.06	(g)	0.73	0.79

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of operations.
(g)	Calculated based upon average shares outstanding.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended April 30, 2013.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)(e)

$15.79	5.27%	$53	0.59	%(h)	2.39	%(h)	4.07	%(h)(i)	3%

15.77	5.13	53	1.09	(h)	1.89	(h)	4.58	(h)(i)	3

15.78	5.20	53	0.84	(h)	2.14	(h)	4.33	(h)(i)	3

15.79	5.27	773,210	0.34	(h)	2.35	(h)	0.66	(h)(i)	3

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$13.36	$0.11	(f)	$1.53	$1.64	$(0.05)	$—	$(0.05)	$—
Year Ended October 31, 2012	12.61	0.22	(f)	0.74	0.96	(0.21)	—	(0.21)	—
Year Ended October 31, 2011	13.40	0.22	(f)	(0.80)	(0.58)	(0.21)	—	(0.21)	—	(g)
Year Ended October 31, 2010	12.33	0.18	(f)	1.07	1.25	(0.18)	—	(0.18)	—	(g)
Year Ended October 31, 2009	18.28	0.20	(f)	1.98	2.18	(0.20)	(7.93)	(8.13)	—	(g)
Year Ended October 31, 2008	42.57	0.67	(f)	(15.42)	(14.75)	(0.79)	(8.75)	(9.54)	—	(g)

Class B
Six Months Ended April 30, 2013 (Unaudited)	12.93	0.06	(f)	1.49	1.55	(0.02)	—	(0.02)	—
Year Ended October 31, 2012	12.22	0.16	(f)	0.70	0.86	(0.15)	—	(0.15)	—
Year Ended October 31, 2011	13.00	0.14	(f)	(0.77)	(0.63)	(0.15)	—	(0.15)	—	(g)
Year Ended October 31, 2010	11.97	0.11	(f)	1.04	1.15	(0.12)	—	(0.12)	—	(g)
Year Ended October 31, 2009	18.01	0.14	(f)	1.92	2.06	(0.17)	(7.93)	(8.10)	—	(g)
Year Ended October 31, 2008	42.13	0.50	(f)	(15.21)	(14.71)	(0.66)	(8.75)	(9.41)	—	(g)

Class C
Six Months Ended April 30, 2013 (Unaudited)	12.78	0.07	(f)	1.47	1.54	(0.03)	—	(0.03)	—
Year Ended October 31, 2012	12.08	0.16	(f)	0.69	0.85	(0.15)	—	(0.15)	—
Year Ended October 31, 2011	12.85	0.14	(f)	(0.76)	(0.62)	(0.15)	—	(0.15)	—	(g)
Year Ended October 31, 2010	11.85	0.11	(f)	1.01	1.12	(0.12)	—	(0.12)	—	(g)
Year Ended October 31, 2009	17.92	0.14	(f)	1.89	2.03	(0.17)	(7.93)	(8.10)	—	(g)
Year Ended October 31, 2008	41.95	0.50	(f)	(15.12)	(14.62)	(0.66)	(8.75)	(9.41)	—	(g)

Class R2
Six Months Ended April 30, 2013 (Unaudited)	13.31	0.06	(f)	1.56	1.62	(0.02)	—	(0.02)	—
Year Ended October 31, 2012	12.58	0.15	(f)	0.77	0.92	(0.19)	—	(0.19)	—
Year Ended October 31, 2011	13.37	0.18	(f)	(0.79)	(0.61)	(0.18)	—	(0.18)	—	(g)
Year Ended October 31, 2010	12.31	0.15	(f)	1.06	1.21	(0.15)	—	(0.15)	—	(g)
November 3, 2008 (i) through October 31, 2009	18.29	0.18	(f)	1.96	2.14	(0.19)	(7.93)	(8.12)	—	(g)

Class R5
Six Months Ended April 30, 2013 (Unaudited)	13.52	0.14	(f)	1.55	1.69	(0.07)	—	(0.07)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—	(0.26)	—
Year Ended October 31, 2011	13.55	0.23	(f)	(0.76)	(0.53)	(0.27)	—	(0.27)	—	(g)
Year Ended October 31, 2010	12.47	0.23	(f)	1.09	1.32	(0.24)	—	(0.24)	—	(g)
Year Ended October 31, 2009	18.38	0.25	(f)	2.01	2.26	(0.24)	(7.93)	(8.17)	—	(g)
Year Ended October 31, 2008	42.72	0.80	(f)	(15.49)	(14.69)	(0.90)	(8.75)	(9.65)	—	(g)

Class R6
Six Months Ended April 30, 2013 (Unaudited)	13.52	0.15	(f)	1.55	1.70	(0.08)	—	(0.08)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—	(0.26)	—
November 30, 2010 (i) through October 31, 2011	12.85	0.28	(f)	(0.10)	0.18	(0.28)	—	(0.28)	—	(g)

Select Class
Six Months Ended April 30, 2013 (Unaudited)	13.52	0.13	(f)	1.55	1.68	(0.06)	—	(0.06)	—
Year Ended October 31, 2012	12.76	0.26	(f)	0.74	1.00	(0.24)	—	(0.24)	—
Year Ended October 31, 2011	13.56	0.24	(f)	(0.80)	(0.56)	(0.24)	—	(0.24)	—	(g)
Year Ended October 31, 2010	12.47	0.22	(f)	1.08	1.30	(0.21)	—	(0.21)	—	(g)
Year Ended October 31, 2009	18.38	0.24	(f)	2.00	2.24	(0.22)	(7.93)	(8.15)	—	(g)
Year Ended October 31, 2008	42.72	0.65	(f)	(15.41)	(14.76)	(0.83)	(8.75)	(9.58)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$14.95	12.29%	$138,063	1.30%		1.58%	1.47%	5%
13.36	7.70	98,274	1.30		1.72	1.51	5
12.61	(4.49)	102,866	1.31		1.63	1.52	18
13.40	10.42	131,125	1.31		1.44	1.54	15
12.33	27.39	114,557	1.31		1.90	1.62	14
18.28	(43.95)	87,531	1.35	(h)	2.33	1.64	13

14.46	11.99	1,940	1.80		0.83	1.97	5
12.93	7.15	2,164	1.80		1.31	2.01	5
12.22	(4.99)	2,817	1.81		1.08	2.02	18
13.00	9.82	4,543	1.86		0.89	2.04	15
11.97	26.72	5,303	1.87		1.44	2.12	14
18.01	(44.27)	5,225	1.91		1.74	2.14	13

14.29	12.02	20,506	1.80		0.98	1.97	5
12.78	7.16	17,873	1.80		1.31	2.01	5
12.08	(4.93)	20,193	1.81		1.09	2.02	18
12.85	9.69	23,370	1.86		0.88	2.04	15
11.85	26.76	22,934	1.87		1.46	2.12	14
17.92	(44.24)	24,300	1.91		1.74	2.14	13

14.91	12.18	618	1.55		0.82	1.72	5
13.31	7.45	721	1.55		1.16	1.74	5
12.58	(4.73)	67	1.56		1.33	1.77	18
13.37	10.07	70	1.56		1.17	1.79	15
12.31	26.95	64	1.56		1.76	1.85	14

15.14	12.54	92,045	0.85		1.95	1.02	5
13.52	8.19	63,767	0.85		2.24	1.05	5
12.75	(4.07)	45,680	0.86		1.69	1.08	18
13.55	10.86	242,131	0.86		1.86	1.10	15
12.47	27.92	144,494	0.86		2.39	1.16	14
18.38	(43.70)	86,640	0.90	(h)	2.86	1.19	13

15.14	12.56	962,264	0.80		2.12	0.97	5
13.52	8.23	682,861	0.80		2.26	1.00	5
12.75	1.20	347,040	0.81		2.23	1.01	18

15.14	12.46	256,266	1.05		1.78	1.22	5
13.52	7.91	210,375	1.05		2.02	1.25	5
12.76	(4.26)	186,425	1.06		1.76	1.27	18
13.56	10.72	241,123	1.06		1.74	1.29	15
12.47	27.73	260,814	1.06		2.28	1.37	14
18.38	(43.82)	277,313	1.10	(h)	2.10	1.37	13

(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Includes interest expense of 0.04%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Index Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$17.24	$0.15	(f)	$2.43	$2.58	$(0.42)	$—	$(0.42)	$—
Year Ended October 31, 2012	16.83	0.37	(f)	0.45	0.82	(0.41)	—	(0.41)	—
Year Ended October 31, 2011	19.03	0.40	(f)	(2.16)	(1.76)	(0.44)	—	(0.44)	—	(g)
Year Ended October 31, 2010	17.89	0.33	(f)	1.10	1.43	(0.29)	—	(0.29)	—	(g)
Year Ended October 31, 2009	16.27	0.36	(f)	3.52	3.88	(0.70)	(1.56)	(2.26)	—	(g)
Year Ended October 31, 2008	33.43	0.78		(15.70)	(14.92)	(0.58)	(1.66)	(2.24)	—	(g)

Class B
Six Months Ended April 30, 2013 (Unaudited)	15.91	0.08	(f)	2.25	2.33	(0.29)	—	(0.29)	—
Year Ended October 31, 2012	15.52	0.23	(f)	0.43	0.66	(0.27)	—	(0.27)	—
Year Ended October 31, 2011	17.57	0.24	(f)	(1.99)	(1.75)	(0.30)	—	(0.30)	—	(g)
Year Ended October 31, 2010	16.54	0.18	(f)	1.02	1.20	(0.17)	—	(0.17)	—	(g)
Year Ended October 31, 2009	15.13	0.24	(f)	3.25	3.49	(0.52)	(1.56)	(2.08)	—	(g)
Year Ended October 31, 2008	31.25	0.55		(14.64)	(14.09)	(0.37)	(1.66)	(2.03)	—	(g)

Class C
Six Months Ended April 30, 2013 (Unaudited)	16.68	0.10	(f)	2.33	2.43	(0.30)	—	(0.30)	—
Year Ended October 31, 2012	16.27	0.25	(f)	0.44	0.69	(0.28)	—	(0.28)	—
Year Ended October 31, 2011	18.41	0.26	(f)	(2.09)	(1.83)	(0.31)	—	(0.31)	—	(g)
Year Ended October 31, 2010	17.35	0.20	(f)	1.06	1.26	(0.20)	—	(0.20)	—	(g)
Year Ended October 31, 2009	15.78	0.24	(f)	3.41	3.65	(0.52)	(1.56)	(2.08)	—	(g)
Year Ended October 31, 2008	32.52	0.57		(15.24)	(14.67)	(0.41)	(1.66)	(2.07)	—	(g)

Class R2
Six Months Ended April 30, 2013 (Unaudited)	17.03	0.16	(f)	2.35	2.51	(0.39)	—	(0.39)	—
Year Ended October 31, 2012	16.66	0.32	(f)	0.45	0.77	(0.40)	—	(0.40)	—
Year Ended October 31, 2011	18.86	0.32	(f)	(2.12)	(1.80)	(0.40)	—	(0.40)	—	(g)
Year Ended October 31, 2010	17.76	0.28	(f)	1.10	1.38	(0.28)	—	(0.28)	—	(g)
November 3, 2008 (h) through October 31, 2009	16.32	0.27	(f)	3.48	3.75	(0.75)	(1.56)	(2.31)	—	(g)

Select Class
Six Months Ended April 30, 2013 (Unaudited)	17.36	0.16	(f)	2.46	2.62	(0.46)	—	(0.46)	—
Year Ended October 31, 2012	16.96	0.41	(f)	0.45	0.86	(0.46)	—	(0.46)	—
Year Ended October 31, 2011	19.17	0.45	(f)	(2.17)	(1.72)	(0.49)	—	(0.49)	—	(g)
Year Ended October 31, 2010	18.01	0.37	(f)	1.12	1.49	(0.33)	—	(0.33)	—	(g)
Year Ended October 31, 2009	16.39	0.42	(f)	3.51	3.93	(0.75)	(1.56)	(2.31)	—	(g)
Year Ended October 31, 2008	33.65	0.80		(15.75)	(14.95)	(0.65)	(1.66)	(2.31)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$19.40	15.15%	$103,854	0.91%	1.71%	1.32%	22%
17.24	5.16	96,191	1.07	2.27	1.31	19
16.83	(9.45)	99,046	1.07	2.16	1.31	40
19.03	8.09	124,178	1.07	1.89	1.34	39
17.89	27.74	109,441	1.07	2.40	1.37	37
16.27	(47.49)	82,272	1.07	2.97	1.27	18

17.95	14.77	2,880	1.55	0.98	1.82	22
15.91	4.43	3,060	1.79	1.54	1.82	19
15.52	(10.11)	4,154	1.78	1.41	1.81	40
17.57	7.32	6,503	1.80	1.11	1.83	39
16.54	26.78	8,179	1.80	1.72	1.87	37
15.13	(47.88)	8,547	1.77	2.18	1.77	18

18.81	14.72	19,448	1.54	1.13	1.82	22
16.68	4.43	16,291	1.79	1.57	1.81	19
16.27	(10.08)	15,428	1.78	1.46	1.81	40
18.41	7.34	18,148	1.80	1.19	1.83	39
17.35	26.74	16,231	1.80	1.63	1.87	37
15.78	(47.85)	10,639	1.77	2.16	1.77	18

19.15	14.96	1,353	1.12	1.76	1.58	22
17.03	4.94	786	1.32	1.97	1.56	19
16.66	(9.72)	463	1.32	1.77	1.55	40
18.86	7.88	251	1.32	1.62	1.59	39
17.76	26.96	234	1.32	1.77	1.62	37

19.52	15.31	356,249	0.67	1.73	1.07	22
17.36	5.40	469,065	0.82	2.51	1.06	19
16.96	(9.21)	502,764	0.82	2.40	1.05	40
19.17	8.37	516,537	0.82	2.08	1.08	39
18.01	28.02	772,784	0.82	2.76	1.12	37
16.39	(47.35)	714,939	0.82	3.09	1.02	18

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$12.45	$0.16	(f)	$1.64	$1.80	$(0.28)	$—
Year Ended October 31, 2012	12.00	0.23	(f)	0.56	0.79	(0.34)	—
Year Ended October 31, 2011	13.20	0.19	(f)	(1.08)	(0.89)	(0.31)	—	(g)
Year Ended October 31, 2010	12.10	0.15	(f)	1.24	1.39	(0.29)	—	(g)
Year Ended October 31, 2009	9.95	0.19	(f)	2.16	2.35	(0.20)	—	(g)
Year Ended October 31, 2008	18.40	0.30	(f)	(8.48)	(8.18)	(0.27)	—	(g)

Class B
Six Months Ended April 30, 2013 (Unaudited)	12.46	0.11	(f)	1.66	1.77	(0.18)	—
Year Ended October 31, 2012	11.93	0.18	(f)	0.56	0.74	(0.21)	—
Year Ended October 31, 2011	13.09	0.15	(f)	(1.10)	(0.95)	(0.21)	—	(g)
Year Ended October 31, 2010	12.03	0.08	(f)	1.23	1.31	(0.25)	—	(g)
Year Ended October 31, 2009	9.83	0.14	(f)	2.16	2.30	(0.10)	—	(g)
Year Ended October 31, 2008	18.20	0.23	(f)	(8.39)	(8.16)	(0.21)	—	(g)

Class C
Six Months Ended April 30, 2013 (Unaudited)	12.15	0.12	(f)	1.60	1.72	(0.20)	—
Year Ended October 31, 2012	11.65	0.18	(f)	0.55	0.73	(0.23)	—
Year Ended October 31, 2011	12.84	0.15	(f)	(1.07)	(0.92)	(0.27)	—	(g)
Year Ended October 31, 2010	11.82	0.09	(f)	1.20	1.29	(0.27)	—	(g)
Year Ended October 31, 2009	9.77	0.13	(f)	2.11	2.24	(0.19)	—	(g)
Year Ended October 31, 2008	18.21	0.23	(f)	(8.35)	(8.12)	(0.32)	—	(g)

Class R6
Six Months Ended April 30, 2013 (Unaudited)	12.69	0.19	(f)	1.67	1.86	(0.32)	—
Year Ended October 31, 2012	12.20	0.31	(f)	0.56	0.87	(0.38)	—
November 30, 2010 (h) through October 31, 2011	12.78	0.27	(f)	(0.48)	(0.21)	(0.37)	—	(g)

Institutional Class
Six Months Ended April 30, 2013 (Unaudited)	12.69	0.18	(f)	1.68	1.86	(0.31)	—
Year Ended October 31, 2012	12.20	0.30	(f)	0.56	0.86	(0.37)	—
Year Ended October 31, 2011	13.42	0.23	(f)	(1.09)	(0.86)	(0.36)	—	(g)
Year Ended October 31, 2010	12.29	0.22	(f)	1.24	1.46	(0.33)	—	(g)
Year Ended October 31, 2009	10.13	0.25	(f)	2.18	2.43	(0.27)	—	(g)
Year Ended October 31, 2008	18.72	0.38	(f)	(8.62)	(8.24)	(0.35)	—	(g)

Select Class
Six Months Ended April 30, 2013 (Unaudited)	12.64	0.17	(f)	1.68	1.85	(0.30)	—
Year Ended October 31, 2012	12.15	0.28	(f)	0.56	0.84	(0.35)	—
Year Ended October 31, 2011	13.37	0.26	(f)	(1.14)	(0.88)	(0.34)	—	(g)
Year Ended October 31, 2010	12.24	0.19	(f)	1.25	1.44	(0.31)	—	(g)
Year Ended October 31, 2009	10.07	0.22	(f)	2.18	2.40	(0.23)	—	(g)
Year Ended October 31, 2008	18.60	0.34	(f)	(8.56)	(8.22)	(0.31)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$13.97	14.59%	$95,653	1.25%	2.41%	1.26%	21%
12.45	6.95	67,472	1.29	1.91	1.30	45
12.00	(6.91)	47,855	1.28	1.45	1.28	76
13.20	11.67	13,904	1.34	1.23	1.36	57
12.10	24.17	13,773	1.41	1.84	1.42	85
9.95	(45.06)	6,700	1.39	1.99	1.39	70

14.05	14.35	419	1.75	1.73	1.75	21
12.46	6.46	462	1.79	1.54	1.80	45
11.93	(7.40)	702	1.78	1.18	1.79	76
13.09	11.01	949	1.85	0.65	1.86	57
12.03	23.62	1,716	1.91	1.34	1.92	85
9.83	(45.31)	879	1.89	1.48	1.89	70

13.67	14.29	657	1.75	1.90	1.75	21
12.15	6.47	531	1.79	1.55	1.80	45
11.65	(7.37)	576	1.78	1.14	1.79	76
12.84	11.05	849	1.85	0.77	1.86	57
11.82	23.50	636	1.91	1.20	1.92	85
9.77	(45.31)	87	1.89	1.58	1.89	70

14.23	14.89	921,486	0.75	2.91	0.76	21
12.69	7.59	692,117	0.79	2.58	0.79	45
12.20	(1.85)	373,613	0.78	2.27	0.78	76

14.24	14.87	55,254	0.85	2.76	0.86	21
12.69	7.45	41,574	0.89	2.47	0.90	45
12.20	(6.59)	39,362	0.89	1.73	0.90	76
13.42	12.12	272,487	0.91	1.75	0.96	57
12.29	24.70	161,023	0.92	2.41	1.02	85
10.13	(44.77)	126,248	0.92	2.48	0.98	70

14.19	14.79	39,156	1.00	2.61	1.01	21
12.64	7.28	33,029	1.04	2.35	1.05	45
12.15	(6.77)	28,476	1.03	1.97	1.04	76
13.37	11.93	30,537	1.09	1.56	1.11	57
12.24	24.41	28,588	1.16	2.12	1.17	85
10.07	(44.87)	23,645	1.14	2.20	1.14	70

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Value Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$12.18	$0.10	(f)	$1.84	$1.94	$(0.29)	$—	$(0.29)	$—
Year Ended October 31, 2012	12.05	0.31	(f)	0.21	0.52	(0.39)	—	(0.39)	—
Year Ended October 31, 2011	13.36	0.28	(f)	(1.17)	(0.89)	(0.42)	—	(0.42)	—	(g)
Year Ended October 31, 2010	12.27	0.17	(f)	1.20	1.37	(0.28)	—	(0.28)	—	(g)
Year Ended October 31, 2009	10.32	0.23	(f)	2.06	2.29	(0.34)	—	(0.34)	—	(g)
Year Ended October 31, 2008	20.84	0.41	(f)	(9.73)	(9.32)	(0.22)	(0.98)	(1.20)	—	(g)

Class B
Six Months Ended April 30, 2013 (Unaudited)	12.03	0.07	(f)	1.82	1.89	(0.21)	—	(0.21)	—
Year Ended October 31, 2012	11.89	0.25	(f)	0.20	0.45	(0.31)	—	(0.31)	—
Year Ended October 31, 2011	13.18	0.21	(f)	(1.16)	(0.95)	(0.34)	—	(0.34)	—	(g)
Year Ended October 31, 2010	12.10	0.11	(f)	1.18	1.29	(0.21)	—	(0.21)	—	(g)
Year Ended October 31, 2009	10.12	0.18	(f)	2.03	2.21	(0.23)	—	(0.23)	—	(g)
Year Ended October 31, 2008	20.46	0.32	(f)	(9.56)	(9.24)	(0.12)	(0.98)	(1.10)	—	(g)

Class C
Six Months Ended April 30, 2013 (Unaudited)	11.84	0.07	(f)	1.79	1.86	(0.22)	—	(0.22)	—
Year Ended October 31, 2012	11.72	0.25	(f)	0.19	0.44	(0.32)	—	(0.32)	—
Year Ended October 31, 2011	13.01	0.21	(f)	(1.14)	(0.93)	(0.36)	—	(0.36)	—	(g)
Year Ended October 31, 2010	11.96	0.11	(f)	1.17	1.28	(0.23)	—	(0.23)	—	(g)
Year Ended October 31, 2009	10.04	0.18	(f)	2.02	2.20	(0.28)	—	(0.28)	—	(g)
Year Ended October 31, 2008	20.36	0.33	(f)	(9.51)	(9.18)	(0.16)	(0.98)	(1.14)	—	(g)

Class R2
Six Months Ended April 30, 2013 (Unaudited)	11.99	0.09	(f)	1.81	1.90	(0.27)	—	(0.27)	—
Year Ended October 31, 2012	11.86	0.28	(f)	0.19	0.47	(0.34)	—	(0.34)	—
Year Ended October 31, 2011	13.21	0.24	(f)	(1.15)	(0.91)	(0.44)	—	(0.44)	—	(g)
Year Ended October 31, 2010	12.19	0.11	(f)	1.21	1.32	(0.30)	—	(0.30)	—	(g)
November 3, 2008 (h) through October 31, 2009	10.33	0.09	(f)	2.15	2.24	(0.38)	—	(0.38)	—	(g)

Class R6
Six Months Ended April 30, 2013 (Unaudited)	12.38	0.16	(f)	1.85	2.01	(0.35)	—	(0.35)	—
Year Ended October 31, 2012	12.26	0.37	(f)	0.21	0.58	(0.46)	—	(0.46)	—
November 30, 2010 (h) through October 31, 2011	12.72	0.32	(f)	(0.30)	0.02	(0.48)	—	(0.48)	—	(g)

Institutional Class
Six Months Ended April 30, 2013 (Unaudited)	12.38	0.13	(f)	1.86	1.99	(0.33)	—	(0.33)	—
Year Ended October 31, 2012	12.26	0.36	(f)	0.20	0.56	(0.44)	—	(0.44)	—
Year Ended October 31, 2011	13.59	0.33	(f)	(1.19)	(0.86)	(0.47)	—	(0.47)	—	(g)
Year Ended October 31, 2010	12.47	0.25	(f)	1.19	1.44	(0.32)	—	(0.32)	—	(g)
Year Ended October 31, 2009	10.47	0.28	(f)	2.10	2.38	(0.38)	—	(0.38)	—	(g)
Year Ended October 31, 2008	21.11	0.50	(f)	(9.89)	(9.39)	(0.27)	(0.98)	(1.25)	—	(g)

Select Class
Six Months Ended April 30, 2013 (Unaudited)	12.31	0.12	(f)	1.85	1.97	(0.32)	—	(0.32)	—
Year Ended October 31, 2012	12.19	0.34	(f)	0.21	0.55	(0.43)	—	(0.43)	—
Year Ended October 31, 2011	13.50	0.31	(f)	(1.18)	(0.87)	(0.44)	—	(0.44)	—	(g)
Year Ended October 31, 2010	12.40	0.23	(f)	1.18	1.41	(0.31)	—	(0.31)	—	(g)
Year Ended October 31, 2009	10.42	0.25	(f)	2.10	2.35	(0.37)	—	(0.37)	—	(g)
Year Ended October 31, 2008	21.01	0.47	(f)	(9.84)	(9.37)	(0.24)	(0.98)	(1.22)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$13.83	16.13%	$158,423	1.34%	1.63%	1.34%	38%
12.18	4.64	124,691	1.35	2.66	1.37	62
12.05	(6.91)	113,976	1.34	2.15	1.36	60
13.36	11.35	143,259	1.34	1.41	1.35	92
12.27	23.08	134,648	1.36	2.20	1.36	98
10.32	(47.12)	79,202	1.32	2.59	1.32	86

13.71	15.91	2,908	1.84	1.07	1.84	38
12.03	4.04	2,932	1.85	2.20	1.87	62
11.89	(7.42)	3,557	1.84	1.61	1.86	60
13.18	10.81	5,337	1.84	0.91	1.85	92
12.10	22.50	6,517	1.86	1.80	1.86	98
10.12	(47.40)	7,321	1.82	2.03	1.82	86

13.48	15.87	16,772	1.84	1.12	1.84	38
11.84	4.04	14,311	1.85	2.23	1.87	62
11.72	(7.38)	16,510	1.84	1.60	1.86	60
13.01	10.81	19,646	1.84	0.89	1.85	92
11.96	22.60	18,081	1.86	1.77	1.86	98
10.04	(47.43)	12,159	1.82	2.12	1.82	86

13.62	16.03	1,069	1.59	1.37	1.59	38
11.99	4.27	881	1.60	2.43	1.62	62
11.86	(7.12)	694	1.59	1.84	1.61	60
13.21	11.00	856	1.60	0.90	1.61	92
12.19	22.73	423	1.60	0.76	1.60	98

14.04	16.47	49,021	0.84	2.43	0.84	38
12.38	5.11	25,945	0.84	3.06	0.87	62
12.26	(0.10)	50	0.84	2.57	0.86	60

14.04	16.36	838,809	0.94	2.04	0.94	38
12.38	5.00	639,798	0.94	3.03	0.97	62
12.26	(6.56)	545,034	0.94	2.48	0.96	60
13.59	11.79	421,538	0.92	2.04	0.95	92
12.47	23.75	347,238	0.95	2.60	0.96	98
10.47	(46.94)	149,326	0.92	3.09	0.92	86

13.96	16.22	1,601,816	1.09	1.89	1.09	38
12.31	4.87	1,458,864	1.10	2.92	1.12	62
12.19	(6.65)	1,413,804	1.09	2.37	1.12	60
13.50	11.56	943,998	1.09	1.84	1.10	92
12.40	23.51	1,132,171	1.11	2.42	1.11	98
10.42	(47.00)	564,867	1.07	2.91	1.07	86

(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid International Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$15.90	$0.14	(f)	$2.30	$2.44	$(0.24)	$—	$(0.24)	$—
Year Ended October 31, 2012	15.32	0.25	(f)	0.49	0.74	(0.16)	—	(0.16)	—
Year Ended October 31, 2011	16.59	0.24	(f)	(1.27)	(1.03)	(0.24)	—	(0.24)	—	(g)
Year Ended October 31, 2010	14.99	0.12	(f)	1.73	1.85	(0.25)	—	(0.25)	—	(g)
Year Ended October 31, 2009	13.51	0.19	(f)	2.40	2.59	(1.11)	—	(1.11)	—	(g)
Year Ended October 31, 2008	27.57	0.49	(f)	(13.93)	(13.44)	(0.23)	(0.39)	(0.62)	—	(g)

Class C
Six Months Ended April 30, 2013 (Unaudited)	16.00	0.09	(f)	2.32	2.41	(0.15)	—	(0.15)	—
Year Ended October 31, 2012	15.36	0.18	(f)	0.50	0.68	(0.04)	—	(0.04)	—
Year Ended October 31, 2011	16.61	0.15	(f)	(1.26)	(1.11)	(0.14)	—	(0.14)	—	(g)
Year Ended October 31, 2010	14.99	0.05	(f)	1.73	1.78	(0.16)	—	(0.16)	—	(g)
Year Ended October 31, 2009	13.37	0.13	(f)	2.41	2.54	(0.92)	—	(0.92)	—	(g)
Year Ended October 31, 2008	27.33	0.38	(f)	(13.80)	(13.42)	(0.15)	(0.39)	(0.54)	—	(g)

Class R2
Six Months Ended April 30, 2013 (Unaudited)	15.74	0.11	(f)	2.29	2.40	(0.19)	—	(0.19)	—
Year Ended October 31, 2012	15.21	0.19	(f)	0.50	0.69	(0.16)	—	(0.16)	—
Year Ended October 31, 2011	16.46	0.17	(f)	(1.22)	(1.05)	(0.20)	—	(0.20)	—	(g)
Year Ended October 31, 2010	14.86	0.08	(f)	1.72	1.80	(0.20)	—	(0.20)	—	(g)
November 3, 2008 (i) through October 31, 2009	13.56	0.16	(f)	2.32	2.48	(1.18)	—	(1.18)	—	(g)

Institutional Class
Six Months Ended April 30, 2013 (Unaudited)	16.24	0.19	(f)	2.34	2.53	(0.32)	—	(0.32)	—
Year Ended October 31, 2012	15.66	0.33	(f)	0.50	0.83	(0.25)	—	(0.25)	—
Year Ended October 31, 2011	16.94	0.32	(f)	(1.29)	(0.97)	(0.31)	—	(0.31)	—	(g)
Year Ended October 31, 2010	15.27	0.19	(f)	1.78	1.97	(0.30)	—	(0.30)	—	(g)
Year Ended October 31, 2009	13.76	0.25	(f)	2.46	2.71	(1.20)	—	(1.20)	—	(g)
Year Ended October 31, 2008	28.05	0.60	(f)	(14.17)	(13.57)	(0.33)	(0.39)	(0.72)	—	(g)

Select Class
Six Months Ended April 30, 2013 (Unaudited)	16.46	0.16	(f)	2.38	2.54	(0.27)	—	(0.27)	—
Year Ended October 31, 2012	15.85	0.30	(f)	0.51	0.81	(0.20)	—	(0.20)	—
Year Ended October 31, 2011	16.99	0.26	(f)	(1.28)	(1.02)	(0.12)	—	(0.12)	—	(g)
Year Ended October 31, 2010	15.31	0.15	(f)	1.79	1.94	(0.26)	—	(0.26)	—	(g)
Year Ended October 31, 2009	13.72	0.23	(f)	2.45	2.68	(1.09)	—	(1.09)	—	(g)
Year Ended October 31, 2008	27.96	0.57	(f)	(14.14)	(13.57)	(0.28)	(0.39)	(0.67)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Includes interest expense of 0.01%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$18.10	15.47%	$43,574	1.49%		1.64%	1.55%	20%
15.90	4.97	32,231	1.50		1.65	1.62	46
15.32	(6.30)	31,942	1.50		1.42	1.61	79
16.59	12.54	23,960	1.50		0.78	1.73	92
14.99	21.38	23,506	1.51	(h)	1.51	1.63	95
13.51	(49.72)	13,027	1.51		2.25	1.53	126

18.26	15.13	1,065	1.99		1.08	2.05	20
16.00	4.45	875	2.00		1.18	2.12	46
15.36	(6.75)	1,018	2.00		0.91	2.11	79
16.61	12.01	1,489	2.00		0.30	2.24	92
14.99	20.77	1,489	2.00	(h)	1.03	2.13	95
13.37	(49.97)	1,773	2.01	(h)	1.75	2.03	126

17.95	15.35	90	1.74		1.29	1.80	20
15.74	4.64	81	1.75		1.29	1.87	46
15.21	(6.48)	106	1.75		1.04	1.85	79
16.46	12.26	68	1.75		0.53	1.99	92
14.86	20.61	60	1.75	(h)	1.29	1.87	95

18.45	15.73	412,383	0.99		2.16	1.15	20
16.24	5.50	303,575	1.00		2.16	1.21	46
15.66	(5.85)	178,258	1.00		1.88	1.20	79
16.94	13.11	99,766	1.00		1.21	1.31	92
15.27	22.05	112,905	1.01	(h)	1.90	1.22	95
13.76	(49.49)	108,212	1.01	(h)	2.68	1.13	126

18.73	15.58	11,426	1.24		1.88	1.30	20
16.46	5.24	9,467	1.25		1.94	1.37	46
15.85	(6.08)	12,225	1.25		1.51	1.37	79
16.99	12.86	26,408	1.25		0.93	1.37	92
15.31	21.65	330,843	1.25	(h)	1.81	1.38	95
13.72	(49.58)	530,210	1.26	(h)	2.56	1.28	126

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Institutional Class and Select Class	JPM I	Diversified
Global Equity Income Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Global Opportunities Fund	Class A, Class C, Class R2*, Class R5, Class R6* and Select Class	JPM I	Diversified
Global Research Enhanced Index Fund	Class A, Class C, Class R2, and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Equity Index Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Opportunities Fund	Class A, Class B, Class C, Class R6, Institutional Class and Select Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified

*	Class R2 and R6 Shares commenced operations on November 1, 2011 for the Global Opportunities Fund.

Global Research Enhanced Index Fund commenced operations on February 28, 2013.

The investment objective of Emerging Economies Fund is to seek long-term capital growth.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of Global Equity Income Fund is to seek to provide both current income and long-term capital appreciation.

The investment objective of Global Opportunities Fund is to seek to provide long-term capital growth.

The investment objective of Global Research Enhanced Index Fund is to seek to provide long-term capital appreciation.

The investment objective of International Equity Fund is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of International Equity Index Fund is to seek to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product (“GDP”) Index.

The investment objective of International Opportunities Fund is to seek to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

The investment objective of International Value Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Intrepid International Fund is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Effective November 1, 2009, Class B Shares of the Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance and JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Brazil	$73,768	$—	$—		$73,768
China	12,079	119,632	—		131,711
Cyprus	—	2,388	—		2,388
Egypt	—	2,984	—		2,984
Hong Kong	—	38,786	—	(a)	38,786
Hungary	—	5,452	—		5,452
India	17,675	32,244	—		49,919
Indonesia	—	3,401	—		3,401
Kazakhstan	—	4,283	—		4,283
Mexico	3,996	—	—		3,996
Poland	—	25,840	—		25,840
Qatar	—	4,005	—		4,005
Russia	9,610	52,846	—		62,456
South Africa	—	35,350	—		35,350
South Korea	—	96,289	—		96,289
Taiwan	24,083	56,067	—		80,150
Thailand	—	16,473	—		16,473
Turkey	—	52,100	—		52,100
United Arab Emirates	—	6,664	—		6,664
United Kingdom	—	5,099	—		5,099

Total Common Stocks	141,211	559,903	—	(a)	701,114

Preferred Stocks
Brazil	2,582	—	—		2,582

Total Preferred Stocks	2,582	—	—		2,582

Short-Term Investment
Investment Company	13,651	—	—		13,651

Total Investments in Securities	$157,444	$559,903	$—	(a)	$717,347

Emerging Markets Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Brazil	$421,532	$—	$—		$421,532
Chile	26,239	—	—		26,239
China	2,586	243,279	—		245,865
Hong Kong	—	268,820	—		268,820
Hungary	—	22,678	—		22,678

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

Emerging Markets Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
India	$78,945	$355,293	$—	$434,238
Indonesia	—	118,682	—	118,682
Luxembourg	59,724	—	—	59,724
Malaysia	—	38,125	—	38,125
Mexico	85,956	—	—	85,956
Russia	—	127,552	—	127,552
South Africa	—	353,065	—	353,065
South Korea	—	255,761	—	255,761
Taiwan	121,153	105,119	—	226,272
Thailand	—	32,088	—	32,088
Turkey	—	101,445	—	101,445
United Kingdom	—	124,636	—	124,636

Total Common Stocks	796,135	2,146,543	—	2,942,678

Preferred Stocks
Brazil	30,712	—	—	30,712
Short-Term Investment
Investment Company	81,355	—	—	81,355

Total Investments in Securities	$908,202	$2,146,543	$—	$3,054,745

Global Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$4,619	$—	$4,619
Belgium	—	659	—	659
Brazil	671	—	—	671
Canada	878	—	—	878
China	—	1,034	—	1,034
Denmark	—	703	—	703
France	—	4,357	—	4,357
Germany	—	2,959	—	2,959
Hong Kong	—	968	—	968
Indonesia	—	697	—	697
Italy	—	1,883	—	1,883
Japan	—	5,888	—	5,888
Netherlands	—	3,295	—	3,295
Norway	—	1,281	—	1,281
Singapore	—	1,878	—	1,878
South Africa	—	342	—	342
Sweden	—	2,106	—	2,106
Switzerland	—	4,620	—	4,620
Taiwan	—	709	—	709
United Kingdom	18	7,294	—	7,312
United States	21,554	—	—	21,554

Total Common Stocks	23,121	45,292	—	68,413

Short-Term Investment
Investment Company	1,202	—	—	1,202

Total Investments in Securities	$24,323	$45,292	$—	$69,615

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

Global Equity Income Fund (continued)
	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange
Contracts	$—		$107	$—	$107
Futures Contracts	—	(b)	—	—	— (b)

Total Appreciation in Other Financial Instruments	$—		$107	$—	$107

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—		$(327)	$—	$(327)

Global Opportunities Fund
	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—		$67	$—	$67
Canada	33		—	—	33
Denmark	—		25	—	25
Finland	—		36	—	36
France	—		220	—	220
Germany	—		181	—	181
Hong Kong	—		108	—	108
Ireland	50		100	—	150
Japan	—		503	—	503
Netherlands	—		231	—	231
South Korea	—		44	—	44
Spain	—		44	—	44
Sweden	—		57	—	57
Switzerland	68		190	—	258
Taiwan	—		38	—	38
United Kingdom	14		569	—	583
United States	2,710		—	—	2,710

Total	2,875		2,413	—	5,288

Preferred Stocks
Germany	—		50	—	50

Total Preferred Stocks	—		50	—	50

Total Investments in Securities	$2,875		$2,463	$—	$5,338

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—		$12	$—	$12

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—		$(10)	$—	$(10)

Global Research Enhanced Index Fund
	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—		$25,018	$—	$25,018
Austria	—		260	—	260
Belgium	—		2,419	—	2,419
Bermuda	2,707		—	—	2,707

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

Global Research Enhanced Index Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Canada	$29,482	$—	$—		$29,482
China	—	575	—		575
Colombia	1	—	—		1
Denmark	—	4,130	—		4,130
Finland	—	2,441	—		2,441
France	—	25,197	—		25,197
Germany	—	23,651	—		23,651
Hong Kong	—	7,796	—		7,796
Ireland	5,685	1,622	—		7,307
Italy	—	5,654	—		5,654
Japan	—	59,729	—		59,729
Luxembourg	—	534	—		534
Netherlands	6	15,042	—		15,048
New Zealand	—	260	—		260
Norway	—	1,899	—		1,899
Portugal	—	1,263	—		1,263
Singapore	749	4,453	—		5,202
Spain	—	9,986	—		9,986
Sweden	—	5,592	—		5,592
Switzerland	5,037	28,687	—		33,724
United Kingdom	2,744	56,276	—		59,020
United States	393,695	—	—		393,695

Total Common Stocks	440,106	282,484	—		722,590

Preferred Stocks
Germany	—	3,417	—		3,417
United Kingdom	18	—	—		18

Total Preferred Stocks	18	3,417	—		3,435

Right
Netherlands	—	20	—		20
Short-Term Investment
Investment Company	65,501	—	—		65,501

Total Investments in Securities	$505,625	$285,921	$—		$791,546

Appreciation in Other Financial Instruments
Futures Contracts	$7	$—	$—		$7

Depreciation in Other Financial Instruments
Futures Contracts	$(15)	$—	$—		$(15)

International Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$83,858	$1,380,315	$—		$1,464,173

International Equity Index Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$24,203	$—	(a)	$24,203
Austria	—	6,839	—		6,839
Belgium	—	8,806	—		8,806

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

International Equity Index Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Bermuda	$—	$479	$—		$479
Brazil	915	—	—		915
Chile	2,977	—	—		2,977
China	—	3,341	—		3,341
Denmark	—	5,099	—		5,099
Finland	—	5,776	—		5,776
France	—	42,905	—		42,905
Germany	—	52,253	—		52,253
Greece	—	5,786	—		5,786
Hong Kong	—	5,049	—		5,049
Hungary	—	3,268	—		3,268
India	246	3,560	—		3,806
Ireland	215	2,810	—		3,025
Israel	526	2,607	—		3,133
Italy	—	33,202	—		33,202
Japan	—	96,117	—		96,117
Luxembourg	—	2,172	—		2,172
Mexico	3,374	—	—		3,374
Netherlands	—	16,646	—		16,646
New Zealand	—	2,176	—		2,176
Norway	—	7,226	—		7,226
Philippines	—	3,784	—		3,784
Portugal	—	5,633	—		5,633
Singapore	—	3,882	—		3,882
South Africa	—	3,133	—		3,133
South Korea	—	3,404	—		3,404
Spain	—	25,887	—		25,887
Sweden	—	8,266	—		8,266
Switzerland	—	14,125	—		14,125
Taiwan	—	3,866	—		3,866
Thailand	—	3,453	—		3,453
Turkey	—	3,489	—		3,489
United Kingdom	—	37,845	—		37,845
United States	—	54	—		54

Total Common Stocks	8,253	447,141	—	(a)	455,394

Preferred Stocks
Brazil	2,335	—	—		2,335
Chile	282	—	—		282
Germany	—	5,816	—		5,816
Italy	—	586	—		586
United Kingdom	5	—	—		5

Total Preferred Stocks	2,622	6,402	—		9,024

Investment Companies
United States	14,104	—	—		14,104

Total Investment Companies	14,104	—	—		14,104

Rights
Netherlands	—	63	—		63
Spain	—	1	—		1

Total Rights	—	64	—		64

Short-Term Investment
Investment Company	550	—	—		550

Total Investments in Securities	$25,529	$453,607	$—	(a)	$479,136

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

International Opportunities Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$28,232	$—	$28,232
Belgium	—	15,267	—	15,267
Canada	10,496	—	—	10,496
China	—	19,299	—	19,299
Denmark	—	12,439	—	12,439
Finland	—	10,078	—	10,078
France	—	117,932	—	117,932
Germany	—	90,735	—	90,735
Hong Kong	—	40,160	—	40,160
Ireland	—	22,730	—	22,730
Japan	—	220,003	—	220,003
Netherlands	—	62,087	—	62,087
South Korea	—	15,557	—	15,557
Spain	—	9,226	—	9,226
Sweden	—	42,627	—	42,627
Switzerland	—	100,295	—	100,295
Taiwan	—	11,314	—	11,314
United Kingdom	—	235,181	—	235,181

Total Common Stocks	10,496	1,053,162	—	1,063,658

Preferred Stocks
Germany	—	21,538	—	21,538

Total Preferred Stocks	—	21,538	—	21,538

Short-Term Investment
Investment Company	21,821	—	—	21,821

Total Investments in Securities	$32,317	$1,074,700	$—	$1,107,017

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$3,994	$—	$3,994

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(5,236)	$—	$(5,236)

International Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$72,197	$—	$72,197
Belgium	—	40,042	—	40,042
Brazil	14,095	—	—	14,095
Canada	12,716	—	—	12,716
China	—	65,084	—	65,084
Denmark	—	21,012	—	21,012
Finland	—	17,582	—	17,582
France	—	389,834	—	389,834
Germany	—	155,906	—	155,906
Hong Kong	—	72,720	—	72,720
Ireland	—	10,817	—	10,817
Italy	—	86,912	—	86,912
Japan	—	621,407	—	621,407

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

International Value Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Netherlands	$—	$143,881	$—	$143,881
Norway	—	31,909	—	31,909
Russia	—	18,452	—	18,452
South Africa	—	6,956	—	6,956
South Korea	—	19,621	—	19,621
Spain	—	84,576	—	84,576
Sweden	—	44,058	—	44,058
Switzerland	—	137,881	—	137,881
United Kingdom	—	414,359	—	414,359

Total Common Stocks	26,811	2,455,206	—	2,482,017

Preferred Stocks
Germany	—	35,587	—	35,587

Total Preferred Stocks	—	35,587	—	35,587

Short-Term Investment
Investment Company	36,701	—	—	36,701

Total Investments in Securities	$63,512	$2,490,793	$—	$2,554,305

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$12,869	$—	$12,869
Futures Contracts	1,169	—	—	1,169

Total Appreciation in Other Financial Instruments	$1,169	$12,869	$—	$14,038

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(6,689)	$—	$(6,689)

Intrepid International Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$30,334	$—	$30,334
Austria	—	1,432	—	1,432
Belgium	—	5,383	—	5,383
Bermuda	—	1,553	—	1,553
Brazil	2,180	—	—	2,180
China	—	8,828	—	8,828
Denmark	—	2,471	—	2,471
Finland	—	978	—	978
France	—	39,609	—	39,609
Germany	—	37,319	—	37,319
Hong Kong	—	9,293	—	9,293
India	2,383	2,695	—	5,078
Indonesia	—	1,407	—	1,407
Ireland	1,241	2,876	—	4,117
Italy	—	6,867	—	6,867
Japan	—	96,090	—	96,090
Netherlands	—	23,571	—	23,571
Norway	—	5,035	—	5,035
Russia	—	1,158	—	1,158
Singapore	—	1,148	—	1,148
South Korea	—	3,867	—	3,867
Spain	—	8,854	—	8,854
Sweden	—	9,430	—	9,430

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

Intrepid International Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Switzerland	$—	$54,727	$—	$54,727
Taiwan	1,395	—	—	1,395
United Kingdom	129	89,477	—	89,606

Total Common Stocks	7,328	444,402	—	451,730

Preferred Stocks
Germany	—	4,361	—	4,361
Italy	—	1,271	—	1,271

Total Preferred Stocks	—	5,632	—	5,632

Short-Term Investment
Investment Company	11,138	—	—	11,138

Total Investments in Securities	$18,466	$450,034	$—	$468,500

(a)	Value is zero.
(b)	Amount rounds to less than $1,000.
(c)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash and certain ADRs. Please refer to the SOIs for country specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of April 30, 2013, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2013 (amounts in thousands):

	Value		Percentage
Emerging Economies Fund	$—	(a)	—%
International Equity Index Fund	—	(a)	—

(a)	Value is zero.

C. Futures Contracts — The Global Equity Income Fund, Global Research Enhanced Index Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended April 30, 2013 (amounts in thousands):

	Global Equity Income Fund	Global Research Enhanced Index Fund		International Equity Index Fund	International Opportunities Fund	International Value Fund
Futures Contracts:
Average Notional Balance Long	$799	$10,819	(a)	$834	$1,645	$23,332
Ending Notional Balance Long	1,011	21,560		—	—	52,451

(a)	For the period March 1, 2013 through April 30, 2013.

D. Forward Foreign Currency Exchange Contracts — The Global Equity Income Fund, Global Opportunities Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the six months ended

April 30, 2013 (amounts in thousands):

	Global Equity Income Fund	Global Opportunities Fund	International Opportunities Fund	International Value Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$5,724	$796	$232,993	$517,083
Average Settlement Value Sold	13,996	763	204,166	415,837
Ending Settlement Value Purchased	6,427	777	415,178	850,037
Ending Settlement Value Sold	18,513	662	386,242	709,417

E. Summary of Derivatives Information — The following tables present the value of derivatives held as of April 30, 2013, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Equity Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)		Forward Foreign Currency Exchange Contracts
Forward Foreign Currency Exchange Contracts	Receivables	$—		$107
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	—	(b)	—

Total		$—	(b)	$107

Liabilities:
Forward Foreign Currency Exchange Contracts	Payables	$—		$(327)

Global Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign Currency Contracts	Receivables	$12

Liabilities:
Foreign Currency Contracts	Payables	$(10)

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

Global Research Enhanced Index Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$7

Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(15)

International Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign Currency Contracts	Receivables	$3,994

Liabilities:
Foreign Currency Contracts	Payables	$(5,236)

International Value Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Forward Foreign Currency Exchange Contracts	Receivables	$—	$12,869
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,169	—

Total		$1,169	$12,869

Liabilities:
Forward Foreign Currency Exchange Contracts	Payables	$—	$(6,689)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets & Liabilities only reflects the current day variation margin receivable/payable to brokers.
(b)	Amount rounds to less than $1,000.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2013, by primary underlying risk exposure (amounts in thousands):

Global Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$156	$156
Equity contracts	8	—	8

Total	$8	$156	$164

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts		Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—		$(238)	$(238)
Equity contracts	—	(a)	—	— (a)

Total	$—	(a)	$(238)	$(238)

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

Global Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign Exchange Contracts	$1

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign Exchange Contracts	$12

Global Research Enhanced Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts
Equity contracts	$1,291

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Equity contracts	$(8)

International Equity Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts
Equity contracts	$724

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Equity contracts	$(6)

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$(701)	$(701)
Equity contracts	1,697	—	1,697

Total	$1,697	$(701)	$996

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$719	$719
Equity contracts	40	—	40

Total	$40	$719	$759

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$7,198	$7,198
Equity contracts	5,740	—	5,740

Total	$5,740	$7,198	$12,938

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$6,125	$6,125
Equity contracts	843	—	843

Total	$843	$6,125	$6,968

The Funds’ derivatives contracts held at April 30, 2013 are not accounted for as hedging instruments under GAAP.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Offering and Organizational Costs — Total offering costs of approximately $52,000 incurred in connection with the offering of shares of the Global Research Enhanced Index Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees in the Statements of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year at the end of

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on indirect transfers of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

L. Distributions to Shareholders — Distributions from net investment income if any, are generally declared and paid annually, except for Global Equity Income Fund, which are declared and paid monthly and for International Equity Fund, which are declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Emerging Markets Equity Fund	1.00
Global Equity Income Fund	0.80
Global Opportunities Fund	0.60
Global Research Enhanced Index Fund	0.20
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid International Fund	0.85

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2013, the annualized effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Economies Fund	0.25%	n/a	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75	n/a
Global Equity Income Fund	0.25	n/a	0.75	0.50%
Global Opportunities Fund	0.25	n/a	0.75	0.50
Global Research Enhanced Index Fund	0.25	n/a	0.75	0.50
International Equity Fund	0.25	0.75	0.75	0.50
International Equity Index Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Emerging Economies Fund	$15		$—	(a)
Emerging Markets Equity Fund	41		7
Global Equity Income Fund	4		—	(a)
Global Opportunities Fund	—	(a)	—
International Equity Fund	16		—	(a)
International Equity Index Fund	26		1
International Opportunities Fund	1		—	(a)
International Value Fund	26		—	(a)
Intrepid International Fund	1		—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	n/a	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25%	0.25	n/a	n/a	0.10%	0.25
Global Equity Income Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Global Opportunities Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
Global Research Enhanced Index Fund	0.25	n/a	0.25	0.25	n/a	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
International Equity Index Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2		Class R5	Class R6	Institutional Class	Select Class
Emerging Economies Fund	1.60%		n/a		2.10%		n/a		1.15%	n/a	n/a	1.35%
Emerging Markets Equity Fund	2.00		2.50%		2.50		n/a		n/a	n/a	1.45%	1.75
Global Equity Income Fund	1.25		n/a		1.75		1.50%		0.80	n/a	n/a	1.00
Global Opportunities Fund	1.25		n/a		1.75		1.50		0.80	0.75%	n/a	1.00
Global Research Enhanced Index Fund	0.59		n/a		1.09		0.84		n/a	n/a	n/a	0.34
International Equity Fund	1.31		1.81		1.81		1.56		0.86	0.81	n/a	1.06
International Equity Index Fund	0.60	*	1.10	*	1.10	*	0.85	*	n/a	n/a	n/a	0.35	*

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
International Opportunities Fund	1.31%	1.92%	1.92%	n/a	n/a	0.81%	0.91%	1.06%
International Value Fund	1.35	1.85	1.85	1.60%	n/a	0.85	0.95	1.10
Intrepid International Fund	1.50	n/a	2.00	1.75	n/a	n/a	1.00	1.25

*	Prior to February 28, 2013, the contractual expense limitations for International Equity Index Fund were 1.07%, 1.80%, 1.80% 1.32% and 0.82% for Class A, Class B, Class C, Class R2 and Select Class, respectively.

The expense limitation agreements were in effect for the six months ended April 30, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014. In addition, the Funds’ service providers have voluntarily waived fees during the six months April 30, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended April 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Economies Fund	$—	$157	$151	$308	$—
Global Equity Income Fund	140	21	13	174	—
Global Opportunities Fund	15	2	—	17	93
Global Research Enhanced Index Fund	12	2	77	91	16
International Equity Fund	461	523	—	984	—
International Equity Index Fund	380	75	647	1,102	—
Intrepid International Fund	—	97	171	268	—

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2013 were as follows (amounts in thousands):

Emerging Economies Fund	$15
Emerging Markets Equity Fund	52
Global Equity Income Fund	1
International Equity Fund	34
International Equity Index Fund	4
International Opportunities Fund	25
International Value Fund	59
Intrepid International Fund	7

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

The Funds may use related party broker-dealers. For the six months ended April 30, 2013, incurred brokerage commissions with broker-dealers affiliated with the Advisor were as follows (amounts in thousands):

Emerging Economies Fund	$—	(a)
Emerging Markets Equity Fund	1
Global Equity Income Fund	—	(a)
Global Opportunities Fund	—	(a)
Global Research Enhanced Index Fund	1
International Equity Fund	2
International Opportunities Fund	—	(a)
International Value Fund	1
Intrepid International Fund	—	(a)

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$381,720	$144,335
Emerging Markets Equity Fund	888,895	275,842
Global Equity Income Fund	40,878	15,351
Global Opportunities Fund	1,413	1,282
Global Research Enhanced Index Fund	712,044	7,851
International Equity Fund	254,565	62,988
International Equity Index Fund	121,368	293,356
International Opportunities Fund	354,354	190,130
International Value Fund	927,304	967,620
Intrepid International Fund	144,853	78,047

During the six months ended April 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$669,361	$73,892	$25,906	$47,986
Emerging Markets Equity Fund	2,491,193	611,092	47,540	563,552
Global Equity Income Fund	61,106	8,756	247	8,509
Global Opportunities Fund	4,344	1,053	59	994
Global Research Enhanced Index Fund	769,800	23,854	2,108	21,746
International Equity Fund	1,159,542	322.523	17,892	304,631
International Equity Index Fund	269,774	218,290	8,928	209,362
International Opportunities Fund	951,998	174,656	19,637	155,019
International Value Fund	2,038,992	548,853	33,540	515,313
Intrepid International Fund	372,866	97,832	2,198	95,634

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

At October 31, 2012, the Funds had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Economies Fund	$19,744	$13,924
Emerging Markets Equity Fund	26,125	59,597
Global Equity Income Fund	418	64
Global Opportunities Fund	222	—
International Equity Fund	—	9,002
International Equity Index Fund	4,418	10,230
International Opportunities Fund	8,636	10,241
International Value Fund	75,342	77,603
Intrepid International Fund	11,500	805

At October 31, 2012, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains as follows: (amounts in thousands):

	2016	2017	2018	2019	Total
Emerging Economies Fund	$—	$1,890	$—	$16,730	$18,620
Emerging Markets Equity Fund	—	9,846	—	—	9,846
Global Equity Income Fund	—	—	—	142	142
Global Opportunities Fund	437	264	—	163	864
International Equity Fund	—	7,942	7,185	3,312	18,439
International Equity Index Fund	—	54,145	—	—	54,145
International Opportunities Fund	18,724	39,131	441	9,986	68,282
International Value Fund	119,474	241,545	63,767	—	424,786
Intrepid International Fund	293,716	250,971	—	—	544,687

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2013. Average borrowings from the Facility for, or at any time during, the period ended April 30, 2013, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
International Equity Index Fund	$59,734	1	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the Emerging Markets Equity Fund, Global Research Enhanced Index Fund, International Equity Index Fund and International Value Fund.

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

In addition, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of certain of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	20.9%	57.3%
Emerging Markets Equity Fund	n/a	17.1
Global Research Enhanced Index Fund	20.1	n/a
International Equity Fund	n/a	47.3
International Equity Index Fund	34.6	n/a
International Opportunities Fund	n/a	62.4
Intrepid International Fund	n/a	77.3

Additionally, the Advisor owns a significant portion of the outstanding shares of Emerging Markets Equity Fund, Global Equity Income Fund and International Value Fund.

International Value Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2013, substantially all of the Funds’ net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of April 30, 2013, International Equity Fund and International Opportunities Fund invested 23.9% and 21.2% of their respective total investments in issuers in the United Kingdom. International Equity Index Fund, International Value Fund and Intrepid International Fund invested 20.1%, 24.3% and 20.5% of their respective total investments in issuers in Japan. Global Equity Income Fund, Global Opportunities Fund and Global Research Enhanced Index Fund invested 31.0%, 50.8% and 49.7% of their respective total investments in issuers in the United States.

8. Transfers-In-Kind

On January 11, 2013, certain shareholders of International Equity Fund purchased shares and International Equity Fund received portfolio securities primarily by means of a subscription in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

Market Value	Type
$47,211	Subscription-in-kind

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2012, and continued to hold your shares at the end of the reporting period, April 30, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual*	$1,000.00	$1,080.00	$8.20	1.59%
Hypothetical*	1,000.00	1,016.91	7.95	1.59
Class C
Actual*	1,000.00	1,077.50	10.77	2.09
Hypothetical*	1,000.00	1,014.43	10.44	2.09
Class R5
Actual*	1,000.00	1,083.10	5.89	1.14
Hypothetical*	1,000.00	1,019.14	5.71	1.14
Select Class
Actual*	1,000.00	1,082.10	6.92	1.34
Hypothetical*	1,000.00	1,018.15	6.71	1.34

Emerging Markets Equity Fund
Class A
Actual*	1,000.00	1,072.60	9.15	1.78
Hypothetical*	1,000.00	1,015.97	8.90	1.78
Class B
Actual*	1,000.00	1,070.30	11.70	2.28
Hypothetical*	1,000.00	1,013.49	11.38	2.28
Class C
Actual*	1,000.00	1,070.30	11.70	2.28
Hypothetical*	1,000.00	1,013.49	11.38	2.28
Institutional Class
Actual*	1,000.00	1,075.10	7.10	1.38
Hypothetical*	1,000.00	1,017.95	6.90	1.38
Select Class
Actual*	1,000.00	1,074.00	7.87	1.53
Hypothetical*	1,000.00	1,017.21	7.65	1.53

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	Beginning Account Value, November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Global Equity Income Fund
Class A
Actual*	$1,000.00	$1,140.60	$6.58	1.24%
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class C
Actual*	1,000.00	1,137.50	9.22	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class R2
Actual*	1,000.00	1,139.60	7.90	1.49
Hypothetical*	1,000.00	1,017.41	7.45	1.49
Class R5
Actual*	1,000.00	1,143.50	4.20	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79
Select Class
Actual*	1,000.00	1,141.90	5.26	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99

Global Opportunities Fund
Class A
Actual*	1,000.00	1,141.30	6.64	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,138.70	9.28	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class R2
Actual*	1,000.00	1,139.30	7.96	1.50
Hypothetical*	1,000.00	1,017.36	7.50	1.50
Class R5
Actual*	1,000.00	1,143.80	4.25	0.80
Hypothetical*	1,000.00	1,020.83	4.01	0.80
Class R6
Actual*	1,000.00	1,143.60	3.99	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Select Class
Actual*	1,000.00	1,142.50	5.31	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00

Global Research Enhanced Index Fund
Class A
Actual**	1,000.00	1,052.70	1.01	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Class C
Actual**	1,000.00	1,051.30	1.87	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class R2
Actual**	1,000.00	1,052.00	1.44	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Select Class
Actual**	1,000.00	1,052.70	0.58	0.34
Hypothetical*	1,000.00	1,023.11	1.71	0.34

International Equity Fund
Class A
Actual*	1,000.00	1,122.90	6.84	1.30
Hypothetical*	1,000.00	1,018.35	6.51	1.30
Class B
Actual*	1,000.00	1,119.90	9.46	1.80
Hypothetical*	1,000.00	1,015.87	9.00	1.80

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period	Annualized Expense Ratio
International Equity Fund (continued)
Class C
Actual*	$1,000.00	$1,120.20	$9.46	1.80%
Hypothetical*	1,000.00	1,015.87	9.00	1.80
Class R2
Actual*	1,000.00	1,121.80	8.15	1.55
Hypothetical*	1,000.00	1,017.11	7.75	1.55
Class R5
Actual*	1,000.00	1,125.40	4.48	0.85
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Class R6
Actual*	1,000.00	1,125.60	4.22	0.80
Hypothetical*	1,000.00	1,020.83	4.01	0.80
Select Class
Actual*	1,000.00	1,124.60	5.53	1.05
Hypothetical*	1,000.00	1,019.59	5.26	1.05

International Equity Index Fund
Class A
Actual*	1,000.00	1,151.50	4.85	0.91
Hypothetical*	1,000.00	1,020.28	4.56	0.91
Class B
Actual*	1,000.00	1,147.70	8.25	1.55
Hypothetical*	1,000.00	1,017.11	7.75	1.55
Class C
Actual*	1,000.00	1,147.20	8.20	1.54
Hypothetical*	1,000.00	1,017.16	7.70	1.54
Class R2
Actual*	1,000.00	1,149.60	5.97	1.12
Hypothetical*	1,000.00	1,019.24	5.61	1.12
Select Class
Actual*	1,000.00	1,153.10	3.58	0.67
Hypothetical*	1,000.00	1,021.47	3.36	0.67

International Opportunities Fund
Class A
Actual*	1,000.00	1,145.90	6.65	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class B
Actual*	1,000.00	1,143.50	9.30	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class C
Actual*	1,000.00	1,142.90	9.30	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class R6
Actual*	1,000.00	1,148.90	4.00	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Institutional Class
Actual*	1,000.00	1,148.70	4.53	0.85
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Select Class
Actual*	1,000.00	1,147.90	5.33	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

	Beginning Account Value, November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period	Annualized Expense Ratio
International Value Fund
Class A
Actual*	$1,000.00	$1,161.30	$7.18	1.34%
Hypothetical*	1,000.00	1,018.15	6.71	1.34
Class B
Actual*	1,000.00	1,159.10	9.85	1.84
Hypothetical*	1,000.00	1,015.67	9.20	1.84
Class C
Actual*	1,000.00	1,158.70	9.85	1.84
Hypothetical*	1,000.00	1,015.67	9.20	1.84
Class R2
Actual*	1,000.00	1,160.30	8.52	1.59
Hypothetical*	1,000.00	1,016.91	7.95	1.59
Class R6
Actual*	1,000.00	1,164.70	4.51	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Institutional Class
Actual*	1,000.00	1,163.60	5.04	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Select Class
Actual*	1,000.00	1,162.20	5.84	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09

Intrepid International Fund
Class A
Actual*	1,000.00	1,154.70	7.96	1.49
Hypothetical*	1,000.00	1,017.41	7.45	1.49
Class C
Actual*	1,000.00	1,151.30	10.61	1.99
Hypothetical*	1,000.00	1,014.93	9.94	1.99
Class R2
Actual*	1,000.00	1,153.50	9.29	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Institutional Class
Actual*	1,000.00	1,157.30	5.30	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Select Class
Actual*	1,000.00	1,155.80	6.63	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the actual period). The Fund commenced operations on February 28, 2013.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	153

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT — JPMORGAN GLOBAL RESEARCH ENHANCED INDEX FUND

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their November 2012 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the JPMorgan Global Research Enhanced Index Fund (the “Fund”) whose semi-annual report is contained herein.

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Advisor and received oral presentations from Advisor personnel. Prior to voting, the Trustees reviewed the proposed approval of the New Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approvals. The Trustees also discussed the proposed approvals in an executive session with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Advisor from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with these approval items, as well as other relevant information furnished throughout the year and the Trustees’ experience with the Advisor and its services. The

Trustees considered the background and experience of the Advisor’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Advisor.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Board considered that the Advisor stated that it does not intend to use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, will earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

154	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2013

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. With regard to the New Advisory Agreement, the Trustees found that, with the adoption of a contractual cap on total expenses, shareholders would benefit from expected economies of scale that would be expected to result from growth of assets before that growth occurred.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

APRIL 30, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	155

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. April 2013.	SAN-INTEQ-413

Semi-Annual Report

J.P. Morgan Tax Aware Funds

April 30, 2013 (Unaudited)

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 17, 2013 (Unaudited)

Dear Shareholder:

Equity markets in most parts of the world posted strong returns for the six months ended April 30, 2013. This positive momentum has carried into May and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. China’s policy-makers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

“Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers”

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the ECB. Investors’ positive reaction to recent ECB policy announcements helped stocks of international developed countries outperform U.S. stocks during the six months ended April, 2013. Facing headwinds like the appreciating U.S. dollar, emerging markets stocks underperformed international developed and U.S. stocks during the reporting period.

U.S. Treasury Yields Remain Low

Despite a recent uptick, yields for U.S. Treasury securities remain near historically low levels. The yield for 10-year

U.S. Treasury securities ended April 30, 2013 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.9%, respectively.

As the low interest rate environment persists, fixed income investors continue to turn to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Both of these asset classes posted positive absolute returns during the six months ended April 30, 2013, although more recently emerging market debt securities have underperformed other areas of the market.

Positive Signs for Stocks

The latest round of purchasing manager indices from around the world confirm that, while the global economy is certainly not booming, it is still clearly on a growth path. In particular, while near-recessionary conditions continue to face Europe, China appears to have picked up some momentum in recent months and Japan is, at least temporarily, looking stronger. For investors, the main point is that the “tail risks” of a financial crisis emanating from Europe or a crash-landing for the Chinese economy appear much less likely than a year ago.

Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, despite low interest rates and yields, there are opportunities in bond markets if investors expand their search to include all parts of the world.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	1

A MESSAGE FROM GARY J. MADICH, CFA

Chief Executive Officer for J.P. Morgan Asset Management’s Global Fixed Income Currencies & Commodities Group

JUNE 5, 2013 (Unaudited)

While investors have begun to allocate more assets to equity strategies in 2013, flows into bond funds remain strong. While we believe that bonds play an essential role in any well-diversified portfolio, we would like to take this opportunity to remind you about the risks associated with bond funds and the importance of diversification.

Bond prices generally decrease as interest rates rise and increase as interest rates fall. Interest rates remain at very low levels and most fixed income portfolios would be negatively impacted in an environment where interest rates increase, as the fixed income securities held in the portfolios would likely decrease in value. This is a broad risk that applies to most portfolios of bonds across the spectrum of the fixed income market. Bond portfolios comprised mostly of municipal bonds share this risk and also carry other risks specific to the nature of their asset class.

The ability of states and municipalities to repay their debt could be hindered by unfavorable local economic or political events. Acknowledging the challenges facing many states and municipalities, our strategic and tactical mutual fund positions maintain a preference for an up in quality bias in an effort to actively manage our credit exposures, liquidity, and volatility levels. The portfolio management teams continue to focus on fundamental security selection and credit analyses in the

construction of our portfolios. However, it is important to note that, given their inherent geographic concentration, state-specific municipal bond funds may experience a disproportionately negative impact as a result of unfavorable economic or political developments in the state or region where the funds are primarily invested.

While we certainly believe that municipal bonds are a valuable tool for many investors, the risks associated with these investments serve as a reminder about the importance of a well-diversified portfolio. We believe that the best way to manage against a variety of risks is to proactively build a well-diversified portfolio that may be able to withstand and benefit from a variety of future outcomes1.

On behalf of the Funds’ fixed income portfolio management team,

Gary J. Madich, CFA

[1]	Diversification does not guarantee investment returns and does not eliminate the risk of loss.

2	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	14.32%
S&P 500 Index	14.42%
Net Assets as of 4/30/2013 (In Thousands)	$982,396

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

In most parts of the world, central banks continued their efforts to stimulate economic growth with accommodative policies. In Europe, the European Central Bank committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. The U.S. Federal Reserve also remained committed to accommodative policies and U.S. equities received an additional boost from continued signs of a recovery in the housing market. The S&P 500 Index (the “Benchmark”) finished the reporting period with a 14.42% gain.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Benchmark for the six months ended April 30, 2013. The Fund’s investments in the systems and network hardware and the health services and system sectors detracted from relative performance. The Fund’s stock selection in the pharmaceutical/medical technology and energy sectors contributed to the Fund’s relative performance.

Among individual stocks, the Fund’s overweight positions versus the Benchmark in Walter Energy, Inc., Baidu, Inc. and Yum! Brands, Inc. hurt excess returns. Walter Energy, Inc. is a producer and exporter of metallurgical coal. The stock declined due to pricing pressure in the coal sector. Baidu, Inc., an Internet search engine, was hurt by concerns that it was losing market share. Shares of restaurant operator Yum! Brands, Inc. declined on concerns that an investigation into poultry supply management in the company’s Chinese office would hurt the company’s earnings.

Meanwhile, the Fund’s overweight positions versus the Benchmark in Cheniere Energy, Inc., Time Warner, Inc. and Biogen Idec, Inc. contributed to relative performance. Shares of Cheniere Energy, Inc., engaged in liquefied natural gas (LNG) related businesses, benefited from increasing natural gas prices during the reporting period. Shares of media company Time Warner, Inc. rallied as investors reacted positively to the news that it would spin off Time, Inc. Shares of Biogen Idec, Inc. gained after the biotechnology company reported strong first-quarter revenues, which were boosted by robust sales for its AVONEX drug.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.4%
2.	Time Warner, Inc.	3.2
3.	Microsoft Corp.	2.8
4.	Johnson & Johnson	2.6
5.	United Technologies Corp.	2.6
6.	Google, Inc., Class A	2.6
7.	Wells Fargo & Co.	2.5
8.	Comcast Corp., Class A	1.9
9.	Bank of America Corp.	1.8
10.	Citigroup, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.9%
Consumer Discretionary	15.9
Financials	15.1
Health Care	14.8
Energy	10.6
Industrials	9.9
Consumer Staples	8.0
Materials	2.1
Telecommunication Services	1.2
Utilities	1.2
Short-Term Investment	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013
		6 MONTHS*			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distri butions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distri butions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distri butions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distri butions and Sale of Fund Shares
CLASS A SHARES	3/22/11
Without Sales Charge		14.12%	13.94%	8.26%	15.37%	15.13%	9.06%	5.08%	4.84%	3.99%	7.67%	7.44%	6.29%
With Sales Charge**		8.11	7.93	4.84	9.30	9.08	5.60	3.95	3.72	3.10	7.09	6.87	5.80
CLASS C SHARES	3/22/11
Without CDSC		13.86	13.72	8.07	14.86	14.70	8.68	4.86	4.65	3.82	7.56	7.34	6.19
With CDSC***		12.86	12.72	7.51	13.86	13.70	8.12	4.86	4.65	3.82	7.56	7.34	6.19
INSTITUTIONAL CLASS SHARES	1/30/97	14.32	14.10	8.40	15.84	15.51	9.43	5.26	5.00	4.14	7.76	7.52	6.37
SELECT CLASS SHARES	3/22/11	14.28	14.07	8.37	15.68	15.37	9.31	5.19	4.94	4.08	7.73	7.49	6.34

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (04/30/03 TO 04/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class C and Select Class Shares would have been lower than shown because Class A, Class C and Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from April 30, 2003 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the

Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

The Tax Aware strategy seeks to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.40%
Barclays Competitive Intermediate Municipal (1-17 Year) Maturities Index	1.50%
Composite Benchmark**	0.34%

Net Assets as of 4/30/2013 (In Thousands)	$3,341,580

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

INVESTMENT APPROACH

The Fund uses zero-coupon inflation-swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to create a synthetic portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that result from macroeconomic or technical factors.

HOW DID THE MARKET PERFORM?

Central banks in most developed market economies continued their efforts to stimulate growth with accommodative policies. The European Central Bank committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. The U.S. Federal Reserve also remained committed to accommodative policies and the U.S. housing market showed continued signs of a recovery. Other economic indicators were muted and inflation, as measured by the CPI-U, was lower during the reporting period. Inflation swaps with 2-, 5-, 10-, 20- and 30-year maturities all declined during the reporting period.

Among municipal bond securities, lower quality issuances outperformed as investors searched for yield in the low interest rate environment. The Barclays Competitive Intermediate Municipal (1-17 Year) Maturities Index (the “Municipal Securities Benchmark”) returned 1.50% for the six months ended April 30, 2013.

HOW DID THE FUND PERFORM?

While the Fund (Select Class Shares) posted a positive absolute return, it underperformed the Municipal Securities Benchmark for the six months ended April 30, 2013. The Fund’s underperformance of the Municipal Securities Benchmark was driven by the Fund’s preference for higher quality issuances and its inflation hedge, which generated a negative total return. However, the Fund’s inflation swaps contributed to relative performance versus the Composite Benchmark as a result of the Fund’s underweight to inflation protection relative to the swap component of the Composite Benchmark. Additionally, the Fund’s curve positioning added to relative performance versus the Composite Benchmark as longer dated inflation swaps, which the Fund was underweight, underperformed.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

6	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

PORTFOLIO COMPOSITION****
Municipal Bonds	97.3%
Short-Term Investment	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Fund’s Composite Benchmark is determined by adding the return of the Barclays Competitive Intermediate (1-17 Year) Maturities Index and the Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	7

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013
		6 MONTHS*			1 YEAR			5 YEAR			SINCE INCEPTION
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distri butions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distri butions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distri butions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distri butions and Sale of Fund Shares
CLASS A SHARES	8/31/05
Without Sales Charge		0.34%	0.23%	0.48%	2.04%	1.92%	1.92%	3.42%	3.39%	3.18%	3.27%	3.26%	3.12%
With Sales Charge**		(3.43)	(3.53)	(1.66)	(1.82)	(1.93)	(0.29)	2.63	2.61	2.56	2.76	2.74	2.70
CLASS C SHARES	8/31/05
Without CDSC		(0.04)	(0.12)	0.18	1.25	1.18	1.26	2.73	2.71	2.51	2.64	2.63	2.50
With CDSC***		(1.04)	(1.12)	(0.39)	0.25	0.18	0.70	2.73	2.71	2.51	2.64	2.63	2.50
INSTITUTIONAL CLASS SHARES	8/31/05	0.37	0.24	0.53	2.19	2.06	2.10	3.67	3.64	3.43	3.57	3.55	3.41
SELECT CLASS SHARES	8/31/05	0.40	0.28	0.53	2.05	1.93	1.98	3.51	3.48	3.28	3.42	3.40	3.26

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (8/31/05 TO 04/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Real Return Fund, the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2005 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund.

The Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index

represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the Barclays Competitive Intermediate (1-17 Year) Maturities Index and the Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a minimum investment of $1,000,000. For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.0%
	Consumer Discretionary — 15.9%
	Auto Components — 0.7%
194	Johnson Controls, Inc.	6,801

	Automobiles — 1.5%
470	General Motors Co. (a)	14,506

	Hotels, Restaurants & Leisure — 1.4%
59	Royal Caribbean Cruises Ltd.	2,165
173	Yum! Brands, Inc.	11,800

		13,965

	Household Durables — 0.4%
102	Lennar Corp., Class A	4,185

	Internet & Catalog Retail — 1.6%
44	Amazon.com, Inc. (a)	11,078
7	priceline.com, Inc. (a)	5,148

		16,226

	Media — 5.7%
451	Comcast Corp., Class A	18,620
143	DISH Network Corp., Class A	5,588
532	Time Warner, Inc.	31,816

		56,024

	Multiline Retail — 1.2%
162	Target Corp.	11,428

	Specialty Retail — 3.4%
17	AutoZone, Inc. (a)	7,111
169	Home Depot, Inc. (The)	12,385
357	Lowe’s Cos., Inc.	13,713

		33,209

	Total Consumer Discretionary	156,344

	Consumer Staples — 8.0%
	Beverages — 0.9%
108	PepsiCo, Inc.	8,945

	Food & Staples Retailing — 1.5%
39	Costco Wholesale Corp.	4,233
175	CVS Caremark Corp.	10,181

		14,414

	Food Products — 2.5%
125	Archer-Daniels-Midland Co.	4,228
159	General Mills, Inc.	8,030
394	Mondelez International, Inc., Class A	12,402

		24,660

	Household Products — 1.4%
186	Procter & Gamble Co. (The)	14,258

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — 1.7%
174	Philip Morris International, Inc.	16,661

	Total Consumer Staples	78,938

	Energy — 10.7%
	Energy Equipment & Services — 2.9%
97	Cameron International Corp. (a)	5,958
99	Ensco plc, (United Kingdom), Class A	5,715
227	Schlumberger Ltd.	16,928

		28,601

	Oil, Gas & Consumable Fuels — 7.8%
121	Anadarko Petroleum Corp.	10,272
52	Apache Corp.	3,846
194	Cheniere Energy, Inc. (a)	5,513
88	ConocoPhillips	5,291
46	EOG Resources, Inc.	5,542
143	Exxon Mobil Corp.	12,695
152	Occidental Petroleum Corp.	13,609
130	Phillips 66	7,925
309	Williams Cos., Inc. (The)	11,777

		76,470

	Total Energy	105,071

	Financials — 15.1%
	Capital Markets — 3.0%
306	Invesco Ltd.	9,700
408	Morgan Stanley	9,030
117	State Street Corp.	6,812
187	TD Ameritrade Holding Corp.	3,716

		29,258

	Commercial Banks — 2.4%
636	Wells Fargo & Co.	24,173

	Consumer Finance — 0.7%
127	Capital One Financial Corp.	7,315

	Diversified Financial Services — 4.9%
1,459	Bank of America Corp.	17,963
384	Citigroup, Inc.	17,910
47	CME Group, Inc.	2,843
56	IntercontinentalExchange, Inc. (a)	9,174

		47,890

	Insurance — 4.1%
164	ACE Ltd., (Switzerland)	14,621
101	American International Group, Inc. (a)	4,184
33	Aon plc, (United Kingdom)	1,991
106	Hartford Financial Services Group, Inc.	2,970

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
415	MetLife, Inc.	16,173

		39,939

	Total Financials	148,575

	Health Care — 14.9%
	Biotechnology — 3.7%
58	Biogen Idec, Inc. (a)	12,649
21	BioMarin Pharmaceutical, Inc. (a)	1,378
105	Celgene Corp. (a)	12,363
51	Onyx Pharmaceuticals, Inc. (a)	4,879
69	Vertex Pharmaceuticals, Inc. (a)	5,293

		36,562

	Health Care Equipment & Supplies — 1.7%
48	Baxter International, Inc.	3,343
110	CareFusion Corp. (a)	3,683
86	Covidien plc, (Ireland)	5,505
9	Intuitive Surgical, Inc. (a)	4,384

		16,915

	Health Care Providers & Services — 2.5%
83	Cardinal Health, Inc.	3,662
51	DaVita HealthCare Partners, Inc. (a)	6,105
48	Humana, Inc.	3,575
186	UnitedHealth Group, Inc.	11,137

		24,479

	Health Care Technology — 0.6%
54	Cerner Corp. (a)	5,208

	Life Sciences Tools & Services — 0.6%
28	Mettler-Toledo International, Inc. (a)	5,911

	Pharmaceuticals — 5.8%
68	Allergan, Inc.	7,743
259	Bristol-Myers Squibb Co.	10,304
305	Johnson & Johnson	25,996
278	Merck & Co., Inc.	13,068

		57,111

	Total Health Care	146,186

	Industrials — 9.9%
	Aerospace & Defense — 4.0%
178	Honeywell International, Inc.	13,122
285	United Technologies Corp.	25,974

		39,096

	Airlines — 0.3%
164	Delta Air Lines, Inc. (a)	2,816

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 0.8%
378	Masco Corp.	7,352

	Commercial Services & Supplies — 0.5%
157	Tyco International Ltd., (Switzerland)	5,051

	Construction & Engineering — 0.9%
162	Fluor Corp.	9,241

	Electrical Equipment — 0.8%
147	Emerson Electric Co.	8,187

	Machinery — 2.0%
245	PACCAR, Inc.	12,183
85	Pentair Ltd., (Switzerland)	4,595
38	SPX Corp.	2,843

		19,621

	Road & Rail — 0.6%
240	CSX Corp.	5,903

	Total Industrials	97,267

	Information Technology — 20.0%
	Communications Equipment — 2.2%
490	Cisco Systems, Inc.	10,245
189	QUALCOMM, Inc.	11,659

		21,904

	Computers & Peripherals — 3.4%
75	Apple, Inc.	33,241

	Internet Software & Services — 3.3%
31	Google, Inc., Class A (a)	25,253
37	LinkedIn Corp., Class A (a)	7,112

		32,365

	IT Services — 1.1%
20	MasterCard, Inc., Class A	11,127

	Semiconductors & Semiconductor Equipment — 4.5%
373	Applied Materials, Inc.	5,419
111	ASML Holding N.V., (Netherlands), Reg. S	8,285
149	Avago Technologies Ltd., (Singapore)	4,762
199	Broadcom Corp., Class A	7,164
52	KLA-Tencor Corp.	2,820
157	Lam Research Corp. (a)	7,262
162	Texas Instruments, Inc.	5,855
53	Xilinx, Inc.	2,015

		43,582

	Software — 5.5%
106	Adobe Systems, Inc. (a)	4,772
74	Citrix Systems, Inc. (a)	4,608

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Software — Continued
821	Microsoft Corp.	27,163
452	Oracle Corp.	14,823
34	VMware, Inc., Class A (a)	2,405

		53,771

	Total Information Technology	195,990

	Materials — 2.1%
	Chemicals — 1.9%
133	Axiall Corp.	6,980
174	Dow Chemical Co. (The)	5,891
57	LyondellBasell Industries N.V., (Netherlands), Class A	3,475
50	Methanex Corp., (Canada)	2,132

		18,478

	Metals & Mining — 0.2%
120	Walter Energy, Inc.	2,156

	Total Materials	20,634

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.2%
221	Verizon Communications, Inc.	11,928

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 1.2%
	Multi-Utilities — 1.2%
240	NiSource, Inc.	7,371
53	Sempra Energy	4,426

	Total Utilities	11,797

	Total Common Stocks (Cost $708,612)	972,730

Short-Term Investment — 1.3%
	Investment Company — 1.3%
12,526	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $12,526)	12,526

	Total Investments — 100.3% (Cost $721,138)	985,256
	Liabilities in Excess of Other Assets — (0.3)%	(2,860)

	NET ASSETS — 100.0%	$982,396

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 98.2% (t)
	Alabama — 0.3%
	Education — 0.3%
8,135	Alabama Public School & College Authority, Capital Improvement, Rev., 5.000%, 12/01/16	9,390

	Arizona — 3.5%
	Education — 0.0% (g)
175	Arizona State University, Rev., AMBAC, 5.000%, 07/01/19	192

	General Obligation — 0.7%
	City of Goodyear,
1,175	GO, AGM, 6.000%, 07/01/15	1,312
1,225	GO, AGM, 6.000%, 07/01/16	1,429
1,300	GO, AGM, 6.000%, 07/01/17	1,575
1,375	GO, AGM, 6.000%, 07/01/18	1,719
1,400	GO, AGM, 6.000%, 07/01/19	1,734
3,450	City of Phoenix, Various Purpose, Series A, GO, 5.000%, 07/01/17	4,060
725	Maricopa County Unified School District No. 48, Scottsdale, School Improvement, Series A, GO, NATL-RE, FGIC, 5.000%, 07/01/15 (p)	798
275	Maricopa County Unified School District No. 48, Scottsdale, Unrefunded Balance, School Improvement, Series A, GO, NATL-RE, FGIC, 5.000%, 07/01/16	302
8,130	Maricopa County Unified School District No. 69-Paradise Valley, GO, NATL-RE, FGIC, 5.200%, 07/01/16	9,272
1,500	Maricopa County Unified School District No. 97-Deer Valley, School Improvement Project 2004, Series B, GO, AGM, 5.000%, 07/01/15	1,638

		23,839

	Hospital — 0.4%
	Arizona Health Facilities Authority, Banner Health,
5,000	Series D, Rev., 5.000%, 01/01/17	5,727
2,500	Series D, Rev., 5.000%, 01/01/23	2,845
3,215	Series D, Rev., 5.000%, 01/01/24	3,594
2,250	Scottsdale IDA, Series A, Rev., 5.000%, 09/01/14	2,358

		14,524

	Other Revenue — 1.4%
	Arizona State Transportation Board,
16,705	Series A, Rev., 5.250%, 07/01/25	20,351
17,135	Series A, Rev., 5.250%, 07/01/26	20,710

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
3,000	Arizona State Transportation Board, Maricopa County Regional Area Road, Rev., 5.000%, 07/01/24	3,689
	Phoenix Civic Improvement Corp., Senior Lien,
1,085	Series C, Rev., 5.000%, 07/01/22	1,343
1,000	Series C, Rev., 5.000%, 07/01/24	1,215

		47,308

	Prerefunded — 0.4%
12,040	Arizona School Facilities Board, State School Trust, Series A, Rev., AMBAC, 5.750%, 07/01/14 (p)	12,803

	Special Tax — 0.3%
9,000	Glendale Western Loop 101 Public Facilities Corp., Series A, Rev., 7.000%, 01/01/14 (p)	9,405
1,845	Scottsdale Municipal Property Corp., Rev., 5.000%, 07/01/17	2,174

		11,579

	Transportation — 0.2%
5,475	Arizona State Transportation Board, Series A, Rev., GAN, 5.000%, 07/01/14	5,783

	Utility — 0.1%
1,500	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/22	1,794

	Total Arizona	117,822

	Arkansas — 0.3%
	Special Tax — 0.2%
5,650	City of Fayetteville, Sales & Use Tax, Series A, Rev., AGM, 4.750%, 11/01/18	6,357

	Water & Sewer — 0.1%
1,815	City of Fort Smith, Water & Sewer, Rev., AGM, 5.000%, 10/01/22	2,141

	Total Arkansas	8,498

	California — 9.1%
	Certificate of Participation/Lease — 0.3%
	Los Angeles Unified School District, Headquarters Building Projects,
2,315	Series A, COP, 5.000%, 10/01/18	2,708
5,350	Series A, COP, 5.000%, 10/01/19	6,312
80	Series B, COP, 5.000%, 10/01/31	89

		9,109

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Education — 0.7%
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/39	2,307
	California State Public Works Board, University of California Research Project,
1,000	Series E, Rev., 5.250%, 10/01/17	1,146
2,025	Series E, Rev., 5.250%, 10/01/18	2,329
	University of California,
5,285	Series O, Rev., 5.750%, 05/15/28	6,502
5,000	Series O, Rev., 5.750%, 05/15/29	6,139
6,045	University of California Regents Medical Center, Series A, Rev., NATL-RE, 4.750%, 05/15/22	6,531

		24,954

	General Obligation — 5.0%
	Carlsbad Unified School District,
465	GO, Zero Coupon, 05/01/14	462
2,500	GO, Zero Coupon, 05/01/16	2,417
2,000	GO, Zero Coupon, 05/01/17	1,884
1,490	GO, Zero Coupon, 05/01/19	1,324
3,445	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/26	1,842
13,815	City of Los Angeles, Series A, GO, 5.000%, 09/01/20	17,263
	Contra Costa Community College District,
2,115	GO, 5.000%, 08/01/21	2,695
1,000	GO, 5.000%, 08/01/22	1,258
1,000	GO, 5.000%, 08/01/24	1,229
	Evergreen Elementary School District,
3,000	Series A, GO, AGM, 6.000%, 08/01/13	3,043
1,090	Series A, GO, AGM, 6.000%, 08/01/16	1,275
	Grossmont-Cuyamaca Community College District, Capital Appreciation,
5,640	GO, AGC, Zero Coupon, 08/01/14	5,604
5,845	GO, AGC, Zero Coupon, 08/01/15	5,755
145	Los Altos School District, Unrefunded Balance, GO, AMBAC, 5.000%, 08/01/21	165
	Los Angeles Unified School District,
1,000	Series A-1, GO, AGM, 5.000%, 07/01/19	1,170
5,000	Series A-2, GO, 5.000%, 07/01/21	6,341
2,750	Series B, GO, FGIC, 4.750%, 07/01/21	3,085
5,000	Series D, GO, 5.250%, 07/01/24	6,066
6,240	Los Angeles Unified School District, Election of 2002, Series A, GO, AGM, 5.000%, 07/01/13 (p)	6,291

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
1,500	Placentia-Yorba Linda Unified School District, 2002 Election, Series B, GO, NATL-RE, FGIC, 5.500%, 08/01/14 (p)	1,598
	San Diego Unified School District, Election of 1998,
3,800	Series C-2, GO, AGM, 5.500%, 07/01/24	4,992
1,000	Series F-1, GO, AGM, 5.250%, 07/01/28	1,250
2,860	San Francisco City & County, Clean & Safe Neighborhood Park, GO, 4.000%, 06/15/24	3,225
	Santa Clara County, Election of 2008,
9,210	Series B, GO, 5.000%, 08/01/21	11,702
6,510	Series B, GO, 5.000%, 08/01/18	7,898
	State Center Community College District,
1,705	GO, 5.000%, 08/01/22	2,150
1,795	GO, 5.000%, 08/01/24	2,202
1,000	State of California, GO, 5.000%, 08/01/16	1,140
6,060	State of California, Economic Recovery, Unrefunded Balance, Series A, GO, 5.250%, 07/01/14	6,411
	State of California, Various Purpose,
1,720	GO, 5.000%, 03/01/16	1,931
940	GO, 5.000%, 04/01/16	1,059
3,810	GO, 5.000%, 04/01/17	4,418
5,000	GO, 5.000%, 04/01/20	6,068
1,000	GO, 5.000%, 09/01/25	1,166
4,500	GO, 5.000%, 10/01/25	5,177
2,000	GO, 5.000%, 09/01/26	2,325
10,000	GO, 5.500%, 04/01/18	12,132
5,000	GO, 5.500%, 04/01/21	6,178
5,000	GO, 5.625%, 04/01/26	6,028
6,600	GO, 6.500%, 04/01/33	8,254

		166,473

	Hospital — 0.2%
	California Health Facilities Financing Authority, Providence Health & Services,
1,500	Series C, Rev., 6.250%, 10/01/24	1,839
2,000	Series C, Rev., 6.250%, 10/01/28	2,411
1,000	University of California, Unrefunded Balance, UCLA Medical Center, Series B, Rev., AMBAC, 5.500%, 05/15/20	1,032

		5,282

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
200	California Infrastructure & Economic Development Bank, Revolving Fund, Rev., 5.000%, 10/01/24	213

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — 0.8%
	California State University, Unrefunded Balance, Systemwide,
1,040	Series A, Rev., AGM, 4.750%, 11/01/22	1,085
870	Series A, Rev., AGM, 4.750%, 11/01/24	907
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.500%, 08/01/20	3,061
2,500	Los Angeles Department of Water & Power, Power System, Series A, Rev., 5.000%, 07/01/23	3,166
2,545	Metropolitan Water District Southern Water Works, Series A, Rev., 5.000%, 10/01/25	3,164
10,000	San Diego County Water Authority, Rev., 5.000%, 05/01/30	11,963
3,110	Simi Valley School Financing Authority, Rev., AGM, 5.000%, 08/01/21	3,646

		26,992

	Prerefunded — 1.7%
	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges, First Lien,
340	Series A, Rev., AGM, 5.000%, 07/01/22 (p)	437
2,315	Series A, Rev., FGIC, 5.000%, 07/01/25 (p)	3,044
6,230	California State University, Systemwide, Series A, Rev., AGM, 4.750%, 05/01/14 (p)	6,507
13,000	Golden State Tobacco Securitization Corp., Series A-1, Rev., 6.750%, 06/01/13 (p)	13,073
	Golden State Tobacco Securitization Corp., Asset-Backed,
2,000	Series A-2, Rev., 7.900%, 06/01/13 (p)	2,013
1,350	Series A-4, Rev., 7.800%, 06/01/13 (p)	1,359
4,765	Golden State Tobacco Securitization Corp., Enhanced, Asset-Backed, Series B, Rev., AMBAC, 5.000%, 06/01/13 (p)	4,784
105	Los Altos School District, GO, AMBAC, 5.000%, 08/01/16 (p)	120
	State of California,
3,775	GO, 5.000%, 02/01/14 (p)	3,910
18,945	GO, 5.125%, 02/01/14 (p)	19,638
1,770	State of California, Economic Recovery, Series A, GO, 5.250%, 07/01/14 (p)	1,873

		56,758

	Utility — 0.2%
2,070	California State Department of Water Resources, Power Supply, Series H, Rev., AGM-CR, 5.000%, 05/01/21	2,474

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — Continued
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	5,834

		8,308

	Water & Sewer — 0.2%
4,750	City of Santa Rosa, Capital Appreciation, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 09/01/23	3,339
	City of Vallejo, Water Revenue,
1,690	Rev., NATL-RE, 5.000%, 05/01/18	1,854
1,370	Rev., NATL-RE, 5.000%, 05/01/21	1,474

		6,667

	Total California	304,756

	Colorado — 1.7%
	Certificate of Participation/Lease — 0.2%
5,830	Colorado Higher Education, COP, 5.500%, 11/01/27	6,855

	General Obligation — 1.1%
3,450	Adams 12 Five Star Schools, GO, 4.000%, 12/15/23	4,033
460	Denver City & County, Better Denver & Zoo, Series A, GO, 4.000%, 08/01/14	481
	Douglas County School District No. Re-1 Douglas & Elbert Counties,
4,675	GO, 5.250%, 12/15/20	5,940
6,950	GO, 5.250%, 12/15/23	9,090
2,345	GO, 5.250%, 12/15/25	3,124
10,000	Jefferson County School District R-1, GO, 5.000%, 12/15/22	12,730

		35,398

	Prerefunded — 0.4%
2,170	Colorado Higher Education, COP, 5.500%, 11/01/18 (p)	2,681
4,250	Dawson Ridge Metropolitan District No. 1, Series A, GO, Zero Coupon, 10/01/22 (p)	3,475
5,000	Regional Transportation District, Fastracks Project, Series A, Rev., AMBAC, 5.000%, 11/01/16 (p)	5,760

		11,916

	Transportation — 0.0% (g)
1,000	Denver City & County, Airport System, Series B, Rev., AMT, NATL-RE, FGIC, 5.000%, 11/15/14	1,071

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Utility — 0.0% (g)
1,225	Platte River Power Authority, Series HH, Rev., 5.000%, 06/01/22	1,498

	Total Colorado	56,738

	Connecticut — 1.2%
	Certificate of Participation/Lease — 0.1%
3,000	State of Connecticut, Transportation Infrastructure, Special Tax, Series A, Rev., COP, AMBAC, 5.000%, 07/01/15 (p)	3,302

	Education — 0.1%
1,000	Connecticut State Health & Educational Facility Authority, Quinnipiac University, Series I, Rev., NATL-RE, 5.000%, 07/01/26	1,139

	General Obligation — 0.9%
	City of Greenwich,
325	GO, 4.000%, 06/01/22	363
200	GO, 5.000%, 06/01/20	239
	City of Hartford,
1,025	GO, AGC, 5.000%, 11/15/14	1,095
1,325	GO, AGC, 5.000%, 11/15/15	1,466
250	GO, AGC, 5.000%, 11/15/16	286
270	GO, AGC, 5.000%, 11/15/17	317
345	GO, AGC, 5.000%, 11/15/18	411
	State of Connecticut,
3,000	GO, 5.000%, 03/15/14	3,126
3,500	Series B, GO, AMBAC, 5.250%, 06/01/19	4,337
4,980	Series B, GO, AMBAC, 5.250%, 06/01/20	6,288
10,235	Series B, GO, NATL-RE, 5.000%, 06/01/14	10,765
250	Series F, GO, 4.000%, 09/15/14	263
650	Town of Trumbull, GO, 5.000%, 09/15/15	720

		29,676

	Transportation — 0.0% (g)
1,000	State of Connecticut, Transportation Infrastructure, Special Tax, Series A, Rev., 4.000%, 12/01/15	1,092

	Water & Sewer — 0.1%
	South Central Regional Water Authority, Water System Revenue,
250	Series A, Rev., NATL-RE, 5.250%, 08/01/19	309
1,290	Series A, Rev., NATL-RE, 5.250%, 08/01/20	1,616
2,000	State of Connecticut, Revolving Fund, Series A, Rev., 5.000%, 06/01/13	2,009

		3,934

	Total Connecticut	39,143

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Delaware — 0.6%
	General Obligation — 0.2%
2,035	New Castle County, Series B, GO, 5.000%, 07/15/19	2,524
	State of Delaware,
1,000	Series C, GO, 5.000%, 03/01/19	1,233
1,000	Series C, GO, 5.000%, 03/01/21	1,274

		5,031

	Other Revenue — 0.4%
7,000	Delaware Transportation Authority, Transportation System Senior Revenue, Rev., 5.000%, 07/01/22	8,967
	University of Delaware,
1,000	Series B, Rev., 5.000%, 11/01/15	1,114
1,000	Series B, Rev., 5.000%, 11/01/18	1,220
1,000	Series B, Rev., 5.000%, 11/01/21	1,217
	Wilmington Parking Authority,
1,500	Rev., AGM, 5.250%, 09/15/14	1,595
500	Rev., AGM, 5.250%, 09/15/15	552

		14,665

	Total Delaware	19,696

	District of Columbia — 1.0%
	Other Revenue — 1.0%
	District of Columbia Water & Sewer Authority, Sub Lien,
5,000	Series C, Rev., 5.000%, 10/01/25	6,138
5,000	Series C, Rev., 5.000%, 10/01/29	5,923
	District of Columbia, Income Tax,
3,395	Series A, Rev., 5.000%, 12/01/17	4,039
5,000	Series A, Rev., 5.000%, 12/01/18	6,072
6,000	Series A, Rev., 5.000%, 12/01/19	7,394
2,000	Series A, Rev., 5.000%, 12/01/20	2,506

	Total District of Columbia	32,072

	Florida — 3.7%
	Certificate of Participation/Lease — 0.3%
	Miami-Dade County, School Board,
2,500	Series A, COP, NATL-RE, FGIC, 5.000%, 05/01/18	2,867
3,405	Series D, COP, AGM-CR, FGIC, 5.000%, 08/01/13 (p)	3,446
3,000	Tampa Sports Authority, Sales Tax Payments Stadium Project, Rev., COP, AGM, 5.000%, 01/01/23	3,228

		9,541

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — 1.9%
	Florida State Board of Education, Public Education, Capital Outlay,
5,090	Series A, GO, 5.000%, 06/01/24	6,185
15,000	Series B, GO, 4.750%, 06/01/21	16,449
32,375	Series D, GO, 5.000%, 06/01/25 (m)	39,359
135	State of Florida, Department of Transportation, Right of Way, Series A, GO, 5.000%, 07/01/14	143

		62,136

	Other Revenue — 0.5%
	City of Port St. Lucie, Utilities Systems,
1,800	Rev., AGC, 5.000%, 09/01/15	1,978
2,355	Rev., AGC, 5.000%, 09/01/18	2,807
1,070	Rev., AGC, 5.000%, 09/01/20	1,260
3,405	Florida State Department of General Services, Facilities Pool, Series A, Rev., AMBAC, 5.000%, 09/01/14	3,603
4,500	Orlando Utilities Commission Utility System, Series A, Rev., 5.000%, 10/01/25	5,846
2,500	Tampa Bay Water Florida Utility System Revenue, Regional Water Supply Authority, Rev., NATL-RE, FGIC, 5.250%, 10/01/16	2,887

		18,381

	Prerefunded — 0.2%
4,900	City of Gainesville, Utilities System, Series A, Rev., AGM, 5.000%, 10/01/15 (p)	5,444

	Special Tax — 0.1%
5,000	Florida State Department of Environmental Protection, Florida Forever, Series C, Rev., AMBAC, 5.000%, 07/01/13 (p)	5,090

	Utility — 0.0% (g)
110	Lee County, Capital Improvement & Transition, Rev., AMBAC, 5.000%, 10/01/19	112

	Water & Sewer — 0.7%
	Miami-Dade County, Water & Sewer Systems,
6,000	Series B, Rev., AGM, 5.000%, 10/01/14	6,399
15,180	Series B, Rev., AGM, 5.000%, 10/01/15	16,784

		23,183

	Total Florida	123,887

	Georgia — 4.3%
	Education — 0.0% (g)
1,050	Private Colleges & Universities Authority, Emory University, Series B, Rev., 5.000%, 09/01/19	1,295

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 2.2%
1,660	City of Marietta, School, Series A, GO, 5.000%, 02/01/16	1,863
5,000	Douglas County School District, GO, AGM, 5.000%, 04/01/26	5,679
3,090	Henry County School District, GO, 5.000%, 08/01/20	3,859
	State of Georgia,
3,425	Series A, GO, 5.000%, 09/01/15 (m) (p)	3,793
3,140	Series B, GO, 5.000%, 07/01/19	3,896
3,300	Series B, GO, 5.000%, 07/01/20	4,169
1,000	Series B, GO, 5.750%, 08/01/17	1,215
14,960	Series C, GO, 5.000%, 07/01/17	17,667
8,040	Series C, GO, 5.500%, 07/01/15	8,520
3,935	Series E, GO, 5.000%, 08/01/16	4,511
14,790	Series F, GO, 5.000%, 12/01/19	18,512

		73,684

	Other Revenue — 0.4%
6,000	City of Atlanta, Airport, Series A, Rev., 5.000%, 01/01/21	7,360
5,000	Fulton County, Water & Sewerage, Rev., 5.000%, 01/01/23	6,085
125	Henry County Water & Sewerage Authority, Rev., 5.000%, 02/01/29	149

		13,594

	Prerefunded — 0.3%
6,440	Gwinnett County Development Authority, Public Schools Project, COP, NATL-RE, 5.250%, 01/01/14 (p)	6,654
1,960	State of Georgia, Series C, GO, 5.500%, 07/01/14 (p)	2,079

		8,733

	Special Tax — 0.3%
10,000	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds, Series A, Rev., AGM, 5.000%, 06/01/18	11,909

	Transportation — 0.5%
	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds,
7,375	Rev., NATL-RE, 5.000%, 06/01/17	8,322
2,000	Rev., NATL-RE, 5.000%, 06/01/18	2,257
5,000	Series A, Rev., 5.000%, 06/01/15	5,465

		16,044

	Utility — 0.2%
5,700	Municipal Electric Authority of Georgia, Series B, Rev., 6.250%, 01/01/17	6,776

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Water & Sewer — 0.4%
6,895	Cobb County, Water & Sewer, Rev., 5.000%, 07/01/22	8,366
3,335	Gwinnett County Water & Sewerage Authority, Rev., 5.000%, 08/01/19	4,019

		12,385

	Total Georgia	144,420

	Hawaii — 1.6%
	General Obligation — 1.1%
	State of Hawaii,
5,515	Series CY, GO, AGM, 5.750%, 02/01/14	5,745
2,750	Series D, GO, 5.000%, 06/01/16 (p)	3,132
10,000	Series DD, GO, NATL-RE, 5.250%, 05/01/14 (p)	10,498
7,500	Series DQ, GO, 5.000%, 06/01/15	8,219
7,250	Series DR, GO, 5.000%, 06/01/16	8,242

		35,836

	Transportation — 0.1%
	State of Hawaii,
1,500	Rev., 5.000%, 01/01/15	1,616
2,575	Rev., 5.000%, 01/01/19	3,124

		4,740

	Water & Sewer — 0.4%
	City & County of Honolulu, Wastewater System, Second Bond Resolution,
3,740	Series A, Rev., AGM, 5.000%, 07/01/23	4,409
2,740	Series A, Rev., AGM, 5.000%, 07/01/24	3,230
4,915	Series A, Rev., AGM, 5.000%, 07/01/25	5,795

		13,434

	Total Hawaii	54,010

	Idaho — 0.5%
	Hospital — 0.3%
8,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.000%, 12/01/23	9,745

	Other Revenue — 0.2%
6,885	Idaho State Building Authority, Capitol Project, Rev., NATL-RE, FGIC, 5.000%, 09/01/14	7,304

	Total Idaho	17,049

	Illinois — 0.9%
	General Obligation — 0.2%
140	Du Page & Will Counties Community School District No. 204 Indian Prairie, School Building, Series F, GO, AGM-CR, FGIC, 6.250%, 12/30/21	190

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
3,970	State of Illinois, Series A, GO, AGM, 5.000%, 06/01/14	4,153
	Village of Schaumburg,
1,000	Series A, GO, 4.000%, 12/01/19	1,170
625	Series A, GO, 4.000%, 12/01/20	737

		6,250

	Hospital — 0.1%
2,225	Illinois Health Facilities Authority, Advocate Health Care Network, Series A, Rev., VAR, 4.375%, 07/01/14	2,314

	Other Revenue — 0.1%
4,850	City of Chicago, Second Lien Water Revenue, Rev., 4.000%, 11/01/37	5,033

	Special Tax — 0.1%
3,000	City of Chicago, Sales Tax, Rev., AGM, 5.000%, 01/01/18	3,281

	Transportation — 0.4%
5,000	Chicago O’Hare International Airport, Third Lien, Series A, Rev., AGC-ICC, AMBAC, 5.000%, 01/01/22	5,542
610	Chicago Transit Authority, Capital Grant, Federal Transit Administration, Rev., AMBAC, 5.000%, 12/01/16 (p)	708
5,000	Illinois State Toll Highway Authority, Series A, Rev., AGM, 5.500%, 01/01/15	5,426
750	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.000%, 07/01/24	1,000

		12,676

	Water & Sewer — 0.0% (g)
1,125	City of Chicago, Wastewater Transmission, Series A, Rev., BHAC, 5.250%, 01/01/30	1,268

	Total Illinois	30,822

	Indiana — 1.5%
	Certificate of Participation/Lease — 0.2%
5,205	Indianapolis Local Public Improvement Bond Bank, Series E, Rev., COP, AMBAC, 5.000%, 01/01/15	5,600

	Education — 0.2%
3,570	Purdue University, Student Facilities Systems, Series A, Rev., 5.250%, 07/01/20	4,527
2,920	Southwest Allen Multi School Building Corp., First Mortgage, Series A, Rev., NATL-RE, 5.000%, 07/15/13 (p)	2,949

		7,476

	Other Revenue — 0.7%
2,125	Center Grove 2000 Building Corp., First Mortgage, Rev., NATL-RE, FGIC, 5.250%, 07/10/24	2,334

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — Continued
160	Indiana Bond Bank, Special Program, Series D, Rev., AGM, 5.000%, 08/01/19	178
9,870	Indiana Finance Authority, Revolving Fund, Series A, Rev., 5.000%, 02/01/26	12,040
1,700	Indianapolis Local Public Improvement Bond Bank, Series B, Rev., 5.000%, 02/01/15	1,835
1,750	Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project, Series F, Rev., AGM, 5.000%, 01/01/22	2,124
	South Bend Community School Corp., First Mortgage,
1,350	Rev., AGM, 5.000%, 07/05/14	1,424
855	Rev., AGM, 5.000%, 01/05/16	954
1,030	Rev., AGM, 5.000%, 07/05/17	1,206

		22,095

	Prerefunded — 0.4%
3,750	Indiana Transportation Finance Authority, Series A, Rev., FGIC, 5.250%, 06/01/14 (p)	3,951
10,000	Wayne Township School Building Corp., Series B, Rev., FGIC, 5.250%, 01/15/14 (p)	10,347

		14,298

	Total Indiana	49,469

	Iowa — 0.4%
	General Obligation — 0.1%
	City of Des Moines, Capital Loan Notes,
3,150	Series C, GO, 5.000%, 06/01/14	3,314
1,070	Series C, GO, 5.000%, 06/01/15	1,173

		4,487

	Other Revenue — 0.3%
	Iowa Finance Authority, State Revolving Fund,
1,000	Rev., 5.000%, 08/01/19	1,235
1,000	Rev., 5.000%, 08/01/20	1,257
5,440	Rev., 5.000%, 08/01/26	6,643

		9,135

	Total Iowa	13,622

	Kansas — 3.5%
	General Obligation — 0.2%
3,515	City of Wichita, Crossover, Series D, GO, 5.000%, 09/01/18	4,267

	Industrial Development Revenue/Pollution Control Revenue — 0.4%
	Kansas Development Finance Authority, Commerce Impact,
5,815	Rev., 5.000%, 06/01/16	6,591

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — Continued
6,105	Rev., 5.000%, 06/01/17	7,139

		13,730

	Other Revenue — 1.9%
1,745	Kansas Development Finance Authority, Kansas Transitional Revolving Fund, Rev., 5.000%, 10/01/16	1,933
	Kansas State Department of Transportation,
5,000	Series A, Rev., 5.000%, 09/01/13	5,081
7,000	Series A, Rev., 5.000%, 09/01/16	8,048
4,800	Series A, Rev., 5.000%, 09/01/18	5,836
8,000	Series B, Rev., 5.000%, 09/01/20	10,112
26,000	Series B, Rev., 5.000%, 09/01/21 (m)	33,261

		64,271

	Prerefunded — 0.9%
21,045	City of Olathe & County of Labette, Capital Accumulator, Series A, Rev., Zero Coupon, 02/01/16 (p)	20,635
9,015	Reno Sedgwick Finney Counties, Capital Accumulator, Rev., NATL-RE, Zero Coupon, 04/01/16 (p)	8,825

		29,460

	Utility — 0.1%
3,755	Wyandotte County-Kansas City Unified Government, Utility System, Series 2004, Rev., AMBAC, 5.650%, 09/01/15	4,197

	Total Kansas	115,925

	Kentucky — 1.3%
	Other Revenue — 1.0%
	Kentucky State Property & Buildings Commission, Project No. 89,
6,145	Rev., AGM, 5.000%, 11/01/22	7,262
1,000	Rev., AGM, 5.000%, 11/01/24	1,178
5,185	Kentucky Turnpike Authority, Revitalization, Series A, Rev., 5.000%, 07/01/28	6,137
	Louisville & Jefferson County Metro Government Board of Water Works,
13,225	Series A, Rev., 5.000%, 11/15/14	14,178
3,955	Series A, Rev., 5.000%, 11/15/18	4,824

		33,579

	Prerefunded — 0.3%
	Kentucky State Property & Buildings Commission, Project No. 79,
5,000	Rev., NATL-RE, 5.000%, 10/01/13 (p)	5,098

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — Continued
4,030	Rev., NATL-RE, 5.125%, 10/01/13 (p)	4,112

		9,210

	Total Kentucky	42,789

	Louisiana — 0.4%
	Other Revenue — 0.2%
5,000	State of Louisiana, Gas & Fuel Tax Revenue, Second Lien, Series A, Rev., VAR, 0.970%, 06/01/13	5,001

	Prerefunded — 0.2%
4,375	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/19 (p)	3,950
3,270	Louisiana Public Facilities Authority, CR, Multi-Family Housing, Series A, Rev., Zero Coupon, 02/01/20 (p)	2,932

		6,882

	Total Louisiana	11,883

	Maryland — 3.4%
	Education — 0.4%
	University System of Maryland, Tuition,
2,135	Series A, Rev., 5.000%, 04/01/16	2,416
4,340	Series A, Rev., 5.000%, 04/01/17	5,073
4,560	Series A, Rev., 5.000%, 04/01/18	5,483

		12,972

	General Obligation — 1.9%
5,325	Baltimore County Consolidated Public Improvement, GO, 5.000%, 08/01/20	6,738
4,060	Hardford County, Public Improvement, GO, 5.000%, 12/01/15	4,545
5	Maryland National Capital Park & Planning Commission, Park Acquisition & Development, Series EE-2, GO, 5.000%, 01/15/14 (p)	5
5,000	Montgomery County, Public Improvement, Series A, GO, 5.000%, 05/01/17	5,873
6,635	State of Maryland, Capital Improvement, Series A, GO, 5.250%, 02/15/14	6,900
20,000	State of Maryland, State & Local Facilities, Series C, GO, 5.000%, 11/01/18	24,469
	State of Maryland, State & Local Facilities Loan, Second Series,
6,700	GO, 5.000%, 08/01/13 (p)	6,781
8,000	GO, 5.000%, 08/01/15	8,838

		64,149

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.6%
	Baltimore Board of School Commissioners,
4,625	Rev., 5.000%, 05/01/15	5,053
4,725	Rev., 5.000%, 05/01/17	5,532
4,605	Maryland State Transportation Authority, Transportation Facilities Project, Rev., 5.000%, 07/01/22	5,890
1,490	Maryland Water Quality Financing Administration Revolving Loan Fund, Rev., 5.000%, 03/01/14	1,550

		18,025

	Prerefunded — 0.0% (g)
1,000	Maryland State Economic Development Corp., University of Maryland College Park Project, Rev., 6.000%, 06/01/13 (p)	1,005

	Transportation — 0.5%
	Maryland State Department of Transportation,
4,000	Rev., 4.000%, 03/01/18	4,485
9,880	Rev., 5.250%, 12/15/17	11,935

		16,420

	Water & Sewer — 0.0% (g)
1,150	State of Maryland, State & Local Facilities Loan, Capital Improvement, Series A, GO, 5.500%, 08/01/13	1,166

	Total Maryland	113,737

	Massachusetts — 3.5%
	Certificate of Participation/Lease — 0.4%
10,000	Massachusetts Bay Transportation Authority, Series A, Rev., COP, 5.250%, 07/01/27	13,082

	Education — 0.3%
10,000	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series A, Rev., 5.000%, 07/01/14	10,561

	General Obligation — 0.7%
9,000	Commonwealth of Massachusetts, Series A, GO, 5.250%, 08/01/19	11,277
	Commonwealth of Massachusetts, Consolidated Lien,
10,000	Series C, GO, NATL-RE, FGIC, 5.500%, 11/01/14	10,790
2,455	Series D, GO, 5.250%, 10/01/13 (p)	2,506

		24,573

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — 0.6%
	Boston Housing Authority,
1,790	Rev., AGM, 5.000%, 04/01/15	1,924
1,770	Rev., AGM, 5.000%, 04/01/17	2,002
1,925	Massachusetts Bay Transportation Authority, Series A, Rev., 5.000%, 07/01/21	2,439
10,000	Massachusetts School Building Authority, Dedicated Sales Tax, Series A, Rev., 5.000%, 08/15/23	12,610

		18,975

	Prerefunded — 1.4%
200	Commonwealth of Massachusetts, Series C, GO, AGM, 5.500%, 12/01/22 (p)	265
	Commonwealth of Massachusetts, Consolidated Lien,
5,000	Series C, GO, NATL-RE-IBC, 5.500%, 11/01/16 (p)	5,864
5,000	Series E, GO, AMBAC, 5.000%, 11/01/16 (p)	5,764
	Commonwealth of Massachusetts, Special Obligation,
14,900	Rev., FGIC, 5.000%, 01/01/14 (p)	15,365
4,160	Rev., FGIC, 5.250%, 01/01/14 (p)	4,297
2,500	Commonwealth of Massachusetts, Water Pollution Abatement, Series 10, Rev., 5.000%, 08/01/14 (p)	2,646
11,695	Massachusetts Bay Transportation Authority, Series A, Rev., 5.000%, 07/01/14 (p)	12,340

		46,541

	Special Tax — 0.1%
3,840	Massachusetts School Building Authority, Series A, Rev., AGM, 5.000%, 08/15/15 (p)	4,246

	Total Massachusetts	117,978

	Michigan — 1.6%
	Education — 0.3%
	University of Michigan,
3,535	Series A, Rev., 5.000%, 04/01/15	3,854
4,170	Series A, Rev., 5.000%, 04/01/21	4,990

		8,844

	General Obligation — 0.4%
	Ann Arbor School District,
3,225	GO, Q-SBLF, 5.000%, 05/01/20	3,989
2,000	GO, Q-SBLF, 5.000%, 05/01/21	2,496
1,000	Brandon School District, School Building & Site, GO, AGM, Q-SBLF, 5.000%, 05/01/17	1,131
2,000	Huron Valley School District, GO, Q-SBLF, 5.000%, 05/01/24	2,345

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
3,000	State of Michigan, GO, 5.500%, 12/01/13	3,093

		13,054

	Other Revenue — 0.5%
10,000	City of Grand Rapids, Sewer System, Series A, Rev., BHAC-CR, AGM-CR, FGIC, 5.500%, 01/01/22	12,561
3,000	Michigan Finance Authority, State Revolving Fund, Clean Water, Rev., 5.000%, 10/01/21	3,815
1,400	State of Michigan, Trunk Line Fund, Series B, Rev., AGM, 5.000%, 09/01/16	1,544

		17,920

	Prerefunded — 0.2%
5,000	State of Michigan, Environmental Program, Series A, GO, 5.250%, 05/01/13 (p)	5,001

	Transportation — 0.0% (g)
1,240	State of Michigan, Trunk Line Fund, Rev., 5.000%, 11/15/28	1,478

	Water & Sewer — 0.2%
5,900	City of Detroit, Water Supply System, Senior Lien, Series B, Rev., NATL-RE, 5.000%, 07/01/13	5,941

	Total Michigan	52,238

	Minnesota — 1.5%
	General Obligation — 1.5%
	Olmsted County, Crossover,
2,085	Series A, GO, 4.000%, 02/01/23	2,456
775	Series A, GO, 5.000%, 02/01/21	982
3,350	Ramsey County, Capital Improvement, Series B, GO, 5.000%, 02/01/20	4,175
	State of Minnesota,
5,000	GO, 5.000%, 08/01/16	5,732
4,900	GO, 5.000%, 11/01/19	5,629
10,000	GO, AGM, 5.000%, 08/01/13 (p)	10,120
6,760	Series C, GO, 5.000%, 08/01/16	7,750
1,270	State of Minnesota, Trunk Highway, Series B, GO, 5.000%, 10/01/21	1,626
8,275	State of Minnesota, Various Purpose, Series F, GO, 5.000%, 08/01/20	10,444

	Total Minnesota	48,914

	Mississippi — 0.6%
	General Obligation — 0.2%
5,760	State of Mississippi, Series A, GO, 5.000%, 10/01/14	6,146

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — 0.4%
15,750	Mississippi Housing Finance Corp., Capital Appreciation, Rev., Zero Coupon, 09/15/16 (p)	15,382

	Total Mississippi	21,528

	Missouri — 3.4%
	General Obligation — 0.1%
1,000	Cass County Reorganized School District No. R-2, GO, 5.000%, 03/01/20	1,118
2,260	Missouri Highway & Transportation Commission, Federal Reimbursement, Series A, GO, 5.000%, 05/01/17	2,648

		3,766

	Other Revenue — 1.9%
	Kansas City Industrial Development Authority, Downtown Redevelopment District,
2,785	Series A, Rev., 5.000%, 09/01/19	3,285
7,640	Series A, Rev., 5.000%, 09/01/20	9,065
6,620	Series A, Rev., 5.000%, 09/01/21	7,900
1,455	Missouri State Board Public Buildings, Series A, Rev., 5.000%, 10/15/15	1,487
	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds,
10,805	Series A, Rev., 5.000%, 01/01/19	13,241
20,915	Series A, Rev., 5.000%, 01/01/21	25,813
2,355	Series B, Rev., 5.000%, 07/01/25	2,930

		63,721

	Transportation — 1.4%
	Missouri Highway & Transportation Commission, Federal Reimbursement,
3,730	Series A, Rev., 5.000%, 05/01/16	4,231
4,060	Series A, Rev., 5.000%, 05/01/20	4,937
	Missouri State Highways & Transit Commission, First Lien,
3,000	Series A, Rev., 5.000%, 05/01/13	3,001
7,000	Series A, Rev., 5.000%, 05/01/17	7,924
6,000	Series B, Rev., 5.000%, 05/01/22	6,775
5,000	Missouri State Highways & Transit Commission, Second Lien, Rev., 5.000%, 05/01/16	5,676
	Missouri State Highways & Transit Commission, Senior Lien,
5,000	Rev., 5.000%, 02/01/16	5,626
7,000	Rev., 5.000%, 02/01/21	8,085

		46,255

	Total Missouri	113,742

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Nebraska — 0.6%
	Education — 0.2%
	University of Nebraska Facilities Corp., Deferred Maintenance,
3,625	Rev., AMBAC, 5.000%, 07/15/18	4,113
3,715	Rev., AMBAC, 5.000%, 07/15/19	4,210

		8,323

	General Obligation — 0.1%
1,960	Omaha City Convention Center/Arena Project, GO, 5.250%, 04/01/27	2,632

	Other Revenue — 0.2%
5,000	Omaha Public Power District Electric, Series A, Rev., 4.000%, 02/01/32	5,346

	Utility — 0.1%
	Nebraska Public Power District,
250	Series B, Rev., AGM, 5.000%, 01/01/17	288
600	Series B, Rev., AGM, 5.000%, 01/01/18	701
2,500	Series C, Rev., NATL-RE, FGIC, 5.000%, 01/01/17	2,782

		3,771

	Total Nebraska	20,072

	Nevada — 1.2%
	Education — 0.4%
	Nevada System of Higher Education,
5,785	Series B, Rev., AMBAC, 5.000%, 07/01/21	6,398
6,075	Series B, Rev., AMBAC, 5.000%, 07/01/22	6,703

		13,101

	General Obligation — 0.1%
5,000	State of Nevada, Projects R9-A-R13-F, Series F, GO, AGM, 5.000%, 12/01/24	5,432

	Prerefunded — 0.5%
3,795	Clark County School District, Series C, GO, AGM, 5.000%, 12/15/15 (p)	4,246
12,140	Clark County School District, Building, Series D, GO, NATL-RE, 5.000%, 12/15/14 (p)	13,058

		17,304

	Water & Sewer — 0.2%
5,000	Truckee Meadows Water Authority, Rev., AGM, 5.000%, 07/01/16	5,649

	Total Nevada	41,486

	New Hampshire — 0.2%
	Industrial Development Revenue/Pollution Control Revenue — 0.2%
	New Hampshire Municipal Bond Bank,
1,025	Series E, Rev., 5.000%, 01/15/23	1,235

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Industrial Development Revenue/Pollution Control Revenue — Continued
1,035	Series E, Rev., 5.000%, 01/15/24	1,239
1,195	Series E, Rev., 5.000%, 01/15/26	1,418
1,250	Series E, Rev., 5.000%, 01/15/27	1,479

	Total New Hampshire	5,371

	New Jersey — 2.4%
	Education — 0.2%
7,500	New Jersey Higher Education Assistance Authority, Series A, Rev., 5.000%, 06/01/15	8,064

	General Obligation — 0.4%
850	North Brunswick Township Board of Education, GO, 5.000%, 07/15/22	1,038
2,500	State of New Jersey, GO, 5.250%, 08/01/20	3,138
1,995	Sussex County Municipal Utilities Authority, Capital Appreciation, Series B, GO, AGM, Zero Coupon, 12/01/20	1,717
	Township of Maplewood, General Improvement,
775	GO, 4.000%, 10/15/17	883
1,495	GO, 5.000%, 10/15/20	1,869
1,505	GO, 5.000%, 10/15/21	1,898
	Township of Woodbridge,
1,720	GO, 4.000%, 07/15/16	1,881
1,100	GO, 5.000%, 07/15/22	1,310
1,200	GO, 5.000%, 07/15/23	1,414

		15,148

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
5,000	New Jersey EDA, Cigarette Tax, Rev., AGC-ICC, 5.375%, 06/15/14 (p)	5,286

	Other Revenue — 1.0%
6,000	Garden State Preservation Trust, 2005, Series A, Rev., AGM, 5.800%, 11/01/15 (p)	6,795
	New Jersey Economic Development Authority, School Facilities Construction,
1,500	Series NN, Rev., 5.000%, 03/01/23	1,851
3,500	Series NN, Rev., 5.000%, 03/01/24	4,239
5,000	Series NN, Rev., 5.000%, 03/01/25	6,004
5,000	Series NN, Rev., 5.000%, 03/01/29	5,823
7,510	New Jersey Environmental Infrastructure Trust, Series A, Rev., 5.000%, 09/01/15 (p)	8,317
60	New Jersey Environmental Infrastructure Trust, Unrefunded Balance, Series A, Rev., 5.000%, 09/01/15 (p)	67

		33,096

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.4%
2,670	Garden State Preservation Trust, Series A, Rev., AGM, 5.250%, 11/01/13 (p)	2,738
1,500	New Jersey Transportation Trust Fund Authority, Transportation System, Series D, Rev., 5.000%, 06/15/14 (p)	1,580
8,120	Tobacco Settlement Financing Corp., Rev., 6.750%, 06/01/13 (p)	8,165

		12,483

	Transportation — 0.2%
5,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., AMBAC, 5.250%, 12/15/22	6,259

	Total New Jersey	80,336

	New Mexico — 1.2%
	General Obligation — 0.2%
4,200	New Mexico Finance Authority, Senior Lien, Series C, GO, 5.000%, 06/01/22	5,207

	Other Revenue — 0.5%
	New Mexico Finance Authority, Senior Lien,
1,625	Series B, Rev., 5.000%, 06/01/22	1,903
1,690	Series B, Rev., 5.000%, 06/01/23	1,972
1,820	Series B, Rev., 5.000%, 06/01/25	2,110
1,965	Series B, Rev., 5.000%, 06/01/27	2,253
	New Mexico Finance Authority, State Transportation, Sub Lien,
1,195	Series A-2, Rev., 4.000%, 12/15/18	1,383
3,000	Series A-2, Rev., 5.000%, 12/15/19	3,697
2,245	Series A-2, Rev., 5.000%, 12/15/20	2,807
1,385	Series A-2, Rev., 5.000%, 12/15/21	1,708

		17,833

	Special Tax — 0.5%
7,000	New Mexico Finance Authority, Senior Lien, Series A, Rev., NATL-RE, 5.250%, 06/15/14 (p)	7,390
10,735	State of New Mexico, Series A-1, Rev., 4.000%, 07/01/13 (p)	10,804

		18,194

	Total New Mexico	41,234

	New York — 11.7%
	Certificate of Participation/Lease — 0.5%
15,000	New York State Urban Development Corp., Service Contract, Series B, Rev., COP, 5.250%, 01/01/25	17,568

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Education — 1.7%
3,000	Erie County Industrial Development Agency, City of Buffalo School District Project, Series A, Rev., AGM, 5.750%, 05/01/21	3,636
6,750	New York City Transitional Finance Authority, Building Aid Revenue, Series S-2, Rev., NATL-RE, FGIC, 5.000%, 01/15/22	7,687
5,340	New York State Dormitory Authority, Columbia University, Series B, Rev., 5.000%, 07/01/15	5,880
	New York State Dormitory Authority, Education,
10,000	Series A, Rev., 5.000%, 03/15/21	11,841
4,000	Series A, Rev., 5.000%, 03/15/23	4,805
8,000	Series C, Rev., 5.000%, 03/15/14	8,339
6,500	Series C, Rev., 5.000%, 12/15/21	7,454
	New York State Dormitory Authority, School Districts, Building Finance Program,
400	Series A, Rev., NATL-RE, 5.000%, 10/01/13	408
510	Series A, Rev., NATL-RE, 5.000%, 10/01/14	542
675	Series A, Rev., NATL-RE, 5.000%, 10/01/15	744
1,360	Series A, Rev., NATL-RE, 5.000%, 10/01/18	1,548
4,395	New York State Dormitory Authority, University Dormitory Facilities, Series A, Rev., 5.000%, 07/01/22	5,181

		58,065

	General Obligation — 1.4%
1,385	Bethlehem Central School District, Series A, GO, 4.000%, 01/15/21	1,597
	Briarcliff Manor, Public Improvement,
285	Series A, GO, AGM, 5.000%, 09/01/13	290
100	Series A, GO, AGM, 5.000%, 09/01/14	106
	New York City,
7,920	Series E, GO, 5.000%, 08/01/21	9,948
5,000	Series E, GO, 5.000%, 08/01/23	6,025
7,500	Series I, GO, 5.000%, 08/01/24	9,277
11,000	Sub Series D-1, GO, 5.000%, 10/01/21	13,849
2,000	Sub Series F-1, GO, 5.000%, 03/01/27	2,425
2,090	New York City, Unrefunded Balance, Series F, GO, 6.000%, 01/15/21	2,104
1,000	Starpoint Central School District, GO, 5.000%, 06/15/19	1,206
1,000	Taconic Hills Central School District at Craryville, GO, 5.000%, 06/15/19	1,211

		48,038

	Hospital — 0.2%
	New York State Dormitory Authority, Mental Health Services Facilities Improvement,
3,600	Series D, Rev., AGM, 5.000%, 02/15/14	3,735

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Hospital — Continued
2,220	Series D, Rev., AGM, 5.000%, 08/15/14	2,355
510	Series D, Rev., AGM, 5.000%, 02/15/18	588

		6,678

	Other Revenue — 4.7%
1,500	Metropolitan Transportation Authority, Series A, Rev., 5.000%, 11/15/41	1,672
1,235	New York City Municipal Water Finance Authority, Fiscal Year 2010, Series BB, Rev., 2.500%, 06/15/13	1,239
8,980	New York City Municipal Water Finance Authority, Fiscal Year 2013, Series BB, Rev., 5.000%, 06/15/47	10,213
	New York City Municipal Water Finance Authority, Second Generation Resolution,
16,335	Series FF, Rev., 5.000%, 06/15/24	20,050
6,585	Series HH, Rev., 5.000%, 06/15/26	7,899
4,790	New York City Transitional Finance Authority, Building Aid Revenue, Sub Series S-1A, Rev., 5.000%, 07/15/18	5,755
400	New York City Transitional Finance Authority, Building Aid Revenue, Fiscal Year 2007, Series S-1, Rev., NATL-RE, FGIC, 5.000%, 07/15/16	457
395	New York City Transitional Finance Authority, Future Tax Secured, Sub Series A-2, Rev., 5.000%, 11/01/18	439
1,675	New York City Transitional Finance Authority, Unrefunded Balance, Future Tax Secured, Series B, Rev., 5.000%, 11/01/17	1,973
8,500	New York State Dormitory Authority, Construction Services Contract, Series A, Rev., 5.000%, 07/01/23	10,057
3,500	New York State Dormitory Authority, General Purpose, Series C, Rev., 5.000%, 03/15/41	3,966
	New York State Thruway Authority,
7,425	Series B, Rev., 5.000%, 04/01/23	8,565
6,100	Series G, Rev., AGM, 5.000%, 01/01/25	6,642
5,000	New York State Thruway Authority, Highway & Bridge, Series B, Rev., AMBAC, 5.000%, 04/01/21	5,522
10,000	New York State Thruway Authority, State Personal Transportation, Series A, Rev., 5.000%, 03/15/26	12,258
5,000	New York State Urban Development Corp., Series D, Rev., 5.500%, 01/01/19	6,135
	Triborough Bridge & Tunnel Authority, General Purpose,
25,000	Series A, Rev., 5.000%, 01/01/26	30,059
4,970	Series A-2, Rev., 5.000%, 11/15/28	5,780

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — Continued
12,000	Series B, Rev., 5.000%, 11/15/20	15,061
1,250	Series B, Rev., 5.000%, 11/15/31	1,485

		155,227

	Prerefunded — 0.3%
3,290	New York City Transitional Finance Authority, Future Tax Secured, Series B, Rev., 5.000%, 05/01/17 (p)	3,861
5,000	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., 6.950%, 07/15/17 (p)	6,357

		10,218

	Special Tax — 1.1%
3,750	New York City Transitional Finance Authority, Future Tax Secured, Series B, Rev., 5.000%, 11/01/21	4,576
7,875	New York Local Government Assistance Corp., Sub Series A-5/6, Rev., 5.500%, 04/01/19	9,892
5,805	New York Local Government Assistance Corp., Senior Lien, Rev., 5.500%, 04/01/19	7,291
	New York State Environmental Facilities Corp.,
1,000	Series A, Rev., 5.000%, 12/15/19	1,181
2,430	Series A, Rev., 5.250%, 12/15/18	2,999
5,000	New York State Thruway Authority, Series A, Rev., 5.250%, 03/15/19	6,157
5,000	Sales Tax Asset Receivables Corp., Series A, Rev., AMBAC, 5.250%, 10/15/27	5,328

		37,424

	Transportation — 1.0%
	Metropolitan Transportation Authority,
1,000	Series 2008-C, Rev., 6.500%, 11/15/28	1,253
6,000	Series A, Rev., AMBAC, 5.500%, 11/15/14	6,482
7,135	Series B, Rev., NATL-RE, 5.000%, 11/15/17	8,171
7,000	Series B, Rev., NATL-RE, FGIC, 5.250%, 11/15/16	7,183
2,535	New York State Thruway Authority, Series B, Rev., AMBAC, 5.000%, 04/01/18	2,808
5,000	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., 5.250%, 11/15/15	5,613

		31,510

	Water & Sewer — 0.8%
1,550	Erie County Water Authority, Rev., 5.000%, 12/01/16	1,788
	New York City Municipal Water Finance Authority,
380	Series AA, Rev., 5.000%, 06/15/17	447
2,500	Series CC, Rev., 5.000%, 06/15/29	2,910

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — Continued
2,500	New York City Municipal Water Finance Authority, Second Generation Resolution, Series BB, Rev., 5.000%, 06/15/17	2,842
10,225	New York State Environmental Facilities Corp., New York City Municipal Project, Revolving Funds, Sub Series C, Rev., 5.000%, 06/15/21	11,926
2,250	New York State Environmental Facilities Corp., New York City Municipal Water Financing Authority, Series A, Rev., 5.000%, 06/15/19	2,557
5,000	New York State Environmental Facilities Corp., Revolving Funds, Series B, Rev., 5.000%, 06/15/13	5,031

		27,501

	Total New York	392,229

	North Carolina — 1.6%
	Certificate of Participation/Lease — 0.1%
1,020	Iredell County, School Project, COP, AMBAC, 5.000%, 06/01/17	1,152

	General Obligation — 1.2%
	Durham County,
1,000	GO, 5.000%, 04/01/16	1,132
1,175	GO, 5.000%, 04/01/17	1,377
1,240	New Hanover County, GO, 5.000%, 12/01/16	1,438
	State of North Carolina,
5,000	Series C, GO, 4.000%, 05/01/22	6,012
5,500	Series D, GO, 4.000%, 06/01/22	6,617
10,000	State of North Carolina, Public Improvement, Series A, GO, 5.000%, 05/01/15	10,936
	Wake County, Hammond Road Detention Center, Limited Obligation,
1,205	GO, 5.000%, 06/01/17	1,409
3,905	GO, 5.000%, 06/01/20	4,766
5,950	GO, 5.000%, 06/01/21	7,279

		40,966

	Other Revenue — 0.2%
	City of High Point, Combined Water & Sewer System Revenue,
1,000	Rev., AGM, 5.000%, 11/01/25	1,197
1,170	Rev., AGM, 5.000%, 11/01/26	1,398
4,155	State of North Carolina, Annual Appropriation, Series A, Rev., 5.000%, 05/01/22	4,994

		7,589

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Utility — 0.1%
2,500	North Carolina Eastern Municipal Power Agency, Series A, Rev., AGC, 5.250%, 01/01/19	2,951

	Total North Carolina	52,658

	Ohio — 2.2%
	Certificate of Participation/Lease — 0.0% (g)
2,105	Ohio State Building Authority, Adult Correctional Facilities, Series B, Rev., COP, 5.000%, 10/01/13	2,147

	Education — 0.1%
2,700	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.000%, 11/01/20	3,157

	General Obligation — 1.1%
7,780	City of Columbus, Limited Tax, Series 2, GO, 5.000%, 07/01/14 (p)	8,195
5,725	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	6,953
225	Kettering City School District, School Improvement, GO, AGM, 5.000%, 12/01/14 (p)	242
	State of Ohio, Common Schools,
3,000	Series B, GO, 5.000%, 03/15/14 (p)	3,124
3,165	Series B, GO, 5.000%, 09/15/15	3,506
5,035	Series B, GO, 5.000%, 09/15/16	5,777
1,560	Series C, GO, 5.000%, 09/15/22	1,993
5,495	State of Ohio, Infrastructure Improvement, Series A, GO, 5.375%, 02/01/15	5,982

		35,772

	Other Revenue — 0.5%
550	City of Cleveland, Parking Facility, Rev., AGM, 5.250%, 09/15/18 (p)	670
1,725	JobsOhio Beverage System, Statewide Senior Lien Liquor Profits, Series A, Rev., 5.000%, 01/01/23	2,157
2,235	Ohio State Building Authority, State Financials Facilities, Adult Correctional, Series B, Rev., 5.000%, 10/01/22	2,681
6,850	Ohio State Turnpike Commission, Series A, Rev., 5.250%, 02/15/27	8,763
2,000	Ohio State University, Series A, Rev., 5.000%, 06/01/24	2,523

		16,794

	Prerefunded — 0.2%
6,330	Ohio State Water Development Authority, Rev., 5.000%, 06/01/15 (p)	6,936

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.3%
	City of Cincinnati, Water System,
3,805	Series A, Rev., 5.000%, 12/01/17	4,529
4,650	Series A, Rev., 5.000%, 12/01/18	5,661

		10,190

	Total Ohio	74,996

	Oklahoma — 0.9%
	Education — 0.4%
	Tulsa County Industrial Authority, Jenks Public School,
1,125	Rev., 5.000%, 09/01/14	1,194
3,500	Rev., 5.500%, 09/01/15	3,901
5,210	Rev., 5.500%, 09/01/18	6,429

		11,524

	Other Revenue — 0.5%
1,380	Oklahoma City Water Utilities Trust, Water & Sewer, Rev., 5.000%, 07/01/27 (w)	1,718
2,195	Oklahoma Development Finance Authority, Department of Corrections Project, Rev., 5.000%, 04/01/23	2,742
	Oklahoma Turnpike Authority, Second Senior,
3,000	Series A, Rev., 5.000%, 01/01/22	3,714
2,000	Series A, Rev., 5.000%, 01/01/24	2,442
5,500	Tulsa County Industrial Authority, Broken Arrow Public Schools Project, Rev., 5.000%, 09/01/19	6,619

		17,235

	Total Oklahoma	28,759

	Oregon — 1.3%
	Certificate of Participation/Lease — 0.5%
	Oregon State Department of Administrative Services,
3,425	Series A, COP, 5.000%, 05/01/20	4,146
3,350	Series A, COP, 5.000%, 05/01/21	4,006
6,965	Series A, COP, 5.000%, 05/01/22	8,240

		16,392

	General Obligation — 0.4%
1,500	Clackamas County, School District No. 12, GO, AGM, 5.000%, 06/15/18	1,811
100	Marion County, GO, AMBAC, 5.500%, 06/01/23	134
4,950	Portland Community College District, GO, AGM, 5.000%, 06/15/14	5,216
2,245	Washington & Multnomah Counties School District No. 48J Beaverton, Series B, GO, 4.000%, 06/15/18	2,580

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	25

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
2,500	Washington County School District No. 1 West Union, GO, 5.000%, 06/15/21	3,162

		12,903

	Other Revenue — 0.1%
1,500	Oregon State Department of Administrative Services, Lottery, Series A, Rev., 5.000%, 04/01/27	1,848
2,715	Oregon State Department of Transportation, Series B, Rev., 5.000%, 11/15/14 (p)	2,910

		4,758

	Special Tax — 0.1%
1,250	Oregon State Department of Transportation, Senior Lien, Series C, Rev., 5.000%, 11/15/17	1,488

	Water & Sewer — 0.2%
6,560	City of Portland, Sewer Systems, First Lien, Series A, Rev., 5.000%, 06/15/18	7,888

	Total Oregon	43,429

	Pennsylvania — 3.7%
	Education — 0.1%
	Pennsylvania State University,
1,250	Series A, Rev., 5.000%, 03/01/22	1,480
2,000	Series A, Rev., 5.000%, 03/01/23	2,360

		3,840

	General Obligation — 2.1%
9,265	Allegheny County, Series C-57, GO, NATL-RE, FGIC, 5.000%, 11/01/15	9,892
865	Central Bucks School District, GO, NATL-RE, FGIC, 5.000%, 05/15/15 (p)	947
4,585	Chester County, Unrefunded Balance, GO, 5.000%, 07/15/22	5,347
3,000	Commonwealth of Pennsylvania, GO, 5.000%, 07/01/18	3,622
	Commonwealth of Pennsylvania, First Series,
1,000	GO, 5.000%, 10/01/13	1,020
14,865	GO, 5.000%, 05/15/18	17,886
9,660	GO, 5.000%, 07/01/22	12,318
4,000	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 01/01/22	4,454
4,195	Commonwealth of Pennsylvania, Third Series, GO, 5.375%, 07/01/21	5,425
1,315	Haverford Township School District, GO, AGM, 5.250%, 03/15/16	1,474
1,060	Marple Newtown School District, GO, AGM, 5.000%, 03/01/17	1,186

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
	Red Lion Area School District,
1,860	GO, AGM, 5.000%, 05/01/20	2,199
1,200	GO, AGM, 5.000%, 05/01/21	1,402
2,365	GO, AGM, 5.000%, 05/01/22	2,755
2,050	Seneca Valley School District, GO, AGM, 5.000%, 07/01/13	2,066

		71,993

	Hospital — 0.3%
5,500	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/14	5,845
3,000	Sayre Health Care Facilities Authority, Guthrie Health, Rev., VAR, 0.972%, 12/01/24	2,807

		8,652

	Other Revenue — 0.8%
2,500	Northampton County General Purpose Authority, Saint Lukes Hospital Project, Series C, Rev., VAR, 4.500%, 08/15/16	2,720
20,000	Pennsylvania Economic Development Financing Authority,Unemployment Compensation, Series A, Rev., 5.000%, 07/01/18	24,178
1,100	Pennsylvania Turnpike Commission, Series A, Rev., AGM, 5.250%, 07/15/22	1,400

		28,298

	Prerefunded — 0.1%
2,550	Chester County, GO, 5.000%, 07/15/17 (p)	3,025

	Transportation — 0.1%
2,070	Pennsylvania Turnpike Commission, Series A, Rev., AGM-CR, AMBAC, 5.000%, 12/01/18	2,375

	Water & Sewer — 0.2%
5,000	Altoona City Authority, Rev., AGM, 5.250%, 11/01/18	5,913

	Total Pennsylvania	124,096

	Rhode Island — 0.1%
	Other Revenue — 0.1%
	Rhode Island Health & Educational Building Corp., Brown University,
810	Series A, Rev., 5.000%, 09/01/23	1,000
840	Series A, Rev., 5.000%, 09/01/24	1,030
655	Series A, Rev., 5.000%, 09/01/25	796

	Total Rhode Island	2,826

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	South Carolina — 1.7%
	Education — 0.1%
3,025	Scago Educational Facilities Corp. for Colleton School District, Pickens County Project, Rev., AGM, 5.000%, 12/01/21	3,426

	General Obligation — 0.7%
	State of South Carolina,
10,000	Series A, GO, 5.000%, 06/01/19	12,379
1,175	Series A, GO, 5.000%, 06/01/20	1,481
	York County School District No. 1,
2,170	Series A, GO, SCSDE, 5.250%, 03/01/21	2,617
4,740	Series A, GO, SCSDE, 5.250%, 03/01/22	5,657

		22,134

	Other Revenue — 0.1%
2,500	Charleston Educational Excellence Financing Corp., Charleston County School District Project, Rev., 5.000%, 12/01/24 (w)	3,105
1,500	City of Columbia, Rev., 5.000%, 02/01/26	1,830

		4,935

	Utility — 0.7%
	Piedmont Municipal Power Agency,
13,185	Series A3, Rev., AGC, 5.000%, 01/01/17	15,075
7,000	Series A3, Rev., AGC, 5.000%, 01/01/18	8,212

		23,287

	Water & Sewer — 0.1%
2,220	City of Charleston, Waterworks & Sewer System, Series A, Rev., 5.000%, 01/01/22	2,635

	Total South Carolina	56,417

	Tennessee — 1.2%
	Education — 0.3%
8,190	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Building, Vanderbilt University, Series A, Rev., 5.000%, 10/01/18	9,979

	General Obligation — 0.6%
2,325	City of Memphis, General Improvement, GO, NATL-RE, 5.250%, 10/01/18	2,854
	Metropolitan Government Nashville & Davidson County,
1,030	GO, 5.000%, 07/01/24	1,281
5,000	GO, 5.000%, 07/01/25	6,270
1,000	Series A, GO, NATL-RE, 5.000%, 01/01/16	1,118
4,050	Series B, GO, 5.000%, 08/01/16 (p)	4,635
1,000	Metropolitan Government of Nashville & Davidson County, Improvement, Series A, GO, 5.000%, 01/01/28 (w)	1,217

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
1,500	State of Tennessee, Series C, GO, 5.000%, 05/01/16	1,704

		19,079

	Other Revenue — 0.1%
4,000	City of Memphis, Rev., 5.000%, 12/01/15	4,476

	Utility — 0.1%
3,000	Tennessee Energy Acquisition Corp., Series A, Rev., 5.000%, 09/01/13	3,048

	Water & Sewer — 0.1%
2,070	City of Memphis, Sewer System, Rev., AGM, 5.000%, 05/01/17	2,411

	Total Tennessee	38,993

	Texas — 8.5%
	Certificate of Participation/Lease — 0.1%
1,550	Texas Public Finance Authority, State Preservation Board Projects, Series B, Rev., COP, AMBAC, 5.000%, 02/01/18	1,641

	Education — 0.8%
	Southwest Higher Education Authority, Southern Methodist University Project,
1,000	Rev., 5.000%, 10/01/14	1,066
2,000	Rev., 5.000%, 10/01/20	2,463
3,000	Rev., 5.000%, 10/01/21	3,649
	Texas State University Systems,
3,150	Rev., 5.250%, 03/15/27	3,686
1,000	Series A, Rev., AMBAC, 5.500%, 03/15/17	1,135
	University of North Texas, Financing System,
1,255	Series A, Rev., 5.000%, 04/15/20	1,517
2,500	Series A, Rev., 5.000%, 04/15/22	3,026
	University of Texas, Financing System,
3,000	Series B, Rev., 5.000%, 08/15/16 (p)	3,428
2,500	Series B, Rev., 5.250%, 08/15/17	2,981
500	Series C, Rev., 5.000%, 08/15/18	606
	Waco Educational Finance Corp., Baylor University,
2,275	Series C, Rev., 5.000%, 03/01/21	2,651
1,215	Series C, Rev., 5.000%, 03/01/22	1,416

		27,624

	General Obligation — 3.9%
1,075	Bexar County, GO, 5.250%, 06/15/22	1,262
2,260	City of Fort Worth, General Purpose, GO, 5.000%, 03/01/18	2,697
4,485	City of Garland, Series A, GO, 5.000%, 02/15/23	5,235

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	27

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
2,000	City of Houston, Public Improvement, Series A, GO, 5.000%, 03/01/25 (w)	2,487
3,225	City of Lubbock, Waterworks Systems, GO, AGM, 5.000%, 02/15/16	3,612
	City of Pflugerville, Limited Tax,
700	GO, 5.000%, 08/01/22	886
680	GO, 5.000%, 08/01/23	850
	City of San Antonio,
2,000	GO, 5.000%, 08/01/24	2,461
4,735	GO, 5.000%, 08/01/26	5,718
	City of San Antonio, General Improvement,
700	GO, 5.000%, 08/01/23	868
1,500	GO, 5.000%, 08/01/24	1,846
2,735	GO, 5.000%, 08/01/27	3,281
	Collin County, Tax Road,
95	GO, 5.000%, 02/15/15 (p)	103
90	GO, 5.000%, 02/15/21	97
	Crandall Independent School District,
1,150	Series A, GO, PSF-GTD, Zero Coupon, 08/15/25	826
2,140	Series A, GO, PSF-GTD, Zero Coupon, 08/15/26	1,474
2,145	Series A, GO, PSF-GTD, Zero Coupon, 08/15/27	1,413
2,105	Series A, GO, PSF-GTD, Zero Coupon, 08/15/28	1,343
1,965	Dallas County Community College District, GO, 5.000%, 02/15/24	2,351
	Deer Park Independent School District, Limited Tax,
1,000	GO, AGM, 4.000%, 02/15/15	1,064
1,000	GO, AGM, 5.250%, 02/15/26	1,143
1,000	GO, AGM, 5.250%, 02/15/27	1,143
3,680	Edinburg Consolidated Independent School District, School Building, Series A, GO, AGM, 5.000%, 08/15/18	4,454
1,000	Fort Bend County, Road, GO, 5.000%, 03/01/20	1,240
1,830	Harlandale Independent School District, GO, AGC, 5.000%, 08/01/27	2,070
4,800	Harris County Flood Control District, Series A, GO, 5.250%, 10/01/19	6,018
	Harris County, Permanent Improvement,
2,000	Series B, GO, 4.000%, 10/01/15	2,174
1,500	Series B, GO, 5.000%, 10/01/15	1,669
1,605	Series B, GO, 5.000%, 10/01/19	1,995

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
	Harris County, Road,
2,750	Series A, GO, 5.250%, 10/01/18	3,389
2,000	Series A, GO, 5.250%, 10/01/19	2,517
	Hays County,
2,500	GO, 5.000%, 02/15/23	2,969
1,785	GO, 5.000%, 02/15/24	2,105
2,410	GO, 5.000%, 02/15/25	2,819
665	La Joya Independent School District, GO, PSF-GTD, 5.000%, 02/15/17	747
	Longview Independent School District, Capital Appreciation, School Building,
1,575	GO, PSF-GTD, Zero Coupon, 02/15/14	1,571
2,210	GO, PSF-GTD, Zero Coupon, 02/15/15	2,192
3,870	GO, PSF-GTD, Zero Coupon, 02/15/16	3,802
	North East Independent School District, Capital Appreciation, School Building,
1,430	Series A, GO, PSF-GTD, Zero Coupon, 08/01/13	1,429
2,730	Series A, GO, PSF-GTD, Zero Coupon, 08/01/15	2,700
3,000	Pasadena Independent School District, School Building, GO, PSF-GTD, 5.000%, 02/15/27	3,703
	San Jacinto Community College District,
4,920	GO, 5.000%, 02/15/18	5,834
5,000	GO, 5.000%, 02/15/34	5,650
1,330	GO, AMBAC, 5.000%, 02/15/19	1,524
390	GO, AMBAC, 5.000%, 02/15/20	447
2,600	San Jacinto Community College District, Limited Tax, GO, 5.000%, 02/15/40	2,903
2,000	Socorro Independent School District, GO, PSF-GTD, 5.000%, 08/15/22	2,515
8,000	State of Texas, Public Finance Authority, Series A, GO, 5.000%, 10/01/16	9,225
	State of Texas, Water Financial Assistance,
2,500	Series A, GO, 5.000%, 08/01/20	3,031
4,340	Series A, GO, 5.000%, 08/01/21	5,254
1,800	Tarrant County, Limited Tax, GO, 5.000%, 07/15/20	2,147

		130,253

	Hospital — 0.2%
5,120	Harris County Health Facilities Development Corp., Hermann Memorial Healthcare System, Series B, Rev., 7.200%, 12/01/14 (p)	5,668
1,350	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.000%, 02/15/15	1,456

		7,124

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — 1.0%
1,000	City of Austin, Water & Wastewater System, Rev., 5.000%, 05/15/20	1,243
905	City of El Paso, Water & Sewer Revenue, Series A, Rev., 4.000%, 03/01/20	1,057
	Coastal Water Authority, City of Houston Projects,
100	Rev., 4.000%, 12/15/18	116
3,315	Rev., 5.000%, 12/15/23	4,003
3,000	Houston Airport System, Sub Lien, Series B, Rev., 5.000%, 07/01/26	3,522
13,630	Lower Colorado River Authority, Series A, Rev., 5.000%, 05/15/25	16,245
5,000	San Antonio Electric & Gas, Rev., 5.000%, 02/01/21	6,280

		32,466

	Prerefunded — 0.3%
5,550	City of Houston, Utility System, Junior Lien, Series A, Rev., AGM, 5.750%, 12/01/32 (p)	8,243
1,000	North Texas Tollway Authority, Series A, Rev., AGM, 5.000%, 01/01/15 (p)	1,077
1,200	University of Texas, Financing System, Series B, Rev., 5.250%, 08/15/13 (p)	1,217

		10,537

	Special Tax — 0.3%
	Carroll Independent School District,
1,000	Series C, GO, 5.000%, 02/15/20	1,226
945	Series C, GO, 5.000%, 02/15/22	1,153
325	Series C, GO, 5.000%, 02/15/23	396
5,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.000%, 04/01/18	5,648

		8,423

	Transportation — 1.0%
200	City of Laredo, International Toll Bridge System, Series B, Rev., AGM, 5.000%, 10/01/13	204
	Dallas Area Rapid Transit, Senior Lien,
4,620	Rev., 5.000%, 12/01/21	5,538
3,000	Rev., 5.250%, 12/01/48	3,435
10,000	Series A, Rev., 5.000%, 12/01/16	11,555
7,660	Series A, Rev., 5.000%, 12/01/21	9,200
	Dallas-Fort Worth International Airport,
1,000	Series A, Rev., 5.000%, 11/01/19	1,212
2,000	Series A, Rev., 5.000%, 11/01/21	2,268
600	Texas State Transportation Commission, First Tier, Series A, Rev., 5.250%, 04/01/14	628

		34,040

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.9%
3,880	City of Dallas, Waterworks & Sewer Systems, Rev., AMBAC, 5.000%, 10/01/17	4,607
	North Texas Municipal Water District,
2,030	Rev., 5.000%, 06/01/15	2,218
2,230	Rev., 5.000%, 06/01/17	2,607
2,130	Rev., 5.000%, 06/01/18	2,551
2,695	Rev., 5.000%, 06/01/21	3,159
2,955	Rev., 5.000%, 06/01/23	3,482
3,405	Rev., 5.000%, 06/01/26	3,992
	Texas Water Development Board, State Revolving Fund,
3,200	Sub Series A-1, Rev., 5.000%, 07/15/17	3,775
3,820	Sub Series A-1, Rev., 5.000%, 07/15/20	4,706

		31,097

	Total Texas	283,205

	Utah — 1.0%
	Education — 0.2%
	Utah State University of Agriculture & Applied Science,
1,000	Rev., 5.000%, 12/01/19	1,220
1,050	Rev., 5.000%, 12/01/20	1,268
1,100	Rev., 5.000%, 12/01/21	1,313
1,150	Rev., 5.000%, 12/01/22	1,358

		5,159

	General Obligation — 0.0% (g)
1,365	Central Utah Water Conservancy District, Series C, GO, 5.000%, 04/01/18 (m)	1,633

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
	Salt Lake County Municipal Building Authority,
1,125	Series A, Rev., 5.000%, 12/01/15	1,253
1,375	Series A, Rev., 5.000%, 12/01/16	1,584
1,000	Series A, Rev., 5.000%, 12/01/17	1,185

		4,022

	Other Revenue — 0.0% (g)
795	Utah Water Finance Agency, Loan Financing Program, Series A, Rev., AMBAC, 5.000%, 07/01/15	837

	Prerefunded — 0.3%
7,525	Utah Transit Authority, Series B, Rev., AGM, 4.750%, 12/15/15 (p)	8,378
1,315	Utah Water Finance Agency, Loan Financing Program, Series A, Rev., AMBAC, 5.000%, 07/01/14 (p)	1,386

		9,764

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	29

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Utility — 0.1%
1,680	Utah Municipal Power Agency, Electrical Systems, Series A, Rev., AMBAC, 5.000%, 07/01/16	1,890

	Water & Sewer — 0.3%
7,455	Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.000%, 07/01/26	8,740

	Total Utah	32,045

	Vermont — 0.2%
	Other Revenue — 0.2%
	University of Vermont & State Agricultural College,
4,230	Rev., AMBAC, 5.000%, 10/01/21	4,925
2,355	Rev., AMBAC, 5.000%, 10/01/22	2,735

	Total Vermont	7,660

	Virginia — 5.2%
	Education — 1.0%
	Virginia College Building Authority, Public Higher Education Financing Program,
9,080	Series B, Rev., 5.000%, 09/01/17	10,723
10,050	Series B, Rev., 5.000%, 09/01/19	12,355
5,135	Virginia Public School Authority, Series A, Rev., 5.000%, 08/01/14	5,441
	Virginia Public School Authority, School Financing, 1997 Resolution,
1,900	Series A, Rev., 5.000%, 08/01/14	2,013
3,000	Series B, Rev., 5.000%, 08/01/13	3,037

		33,569

	General Obligation — 1.6%
5,180	Arlington County, Public Improvement, GO, 5.000%, 01/15/16	5,820
3,575	Chesterfield County, Public Improvement, Series A, GO, 5.000%, 01/01/16	4,010
205	City of Richmond, Public Improvement, Series D, GO, 5.000%, 07/15/26	252
	Commonwealth of Virginia,
4,000	Series A, GO, 5.000%, 06/01/13	4,017
2,725	Series A, GO, 5.000%, 06/01/14	2,866
17,575	Series D, GO, 5.000%, 06/01/20	21,673
6,495	Fairfax County, Public Improvement, Series A, GO, 5.000%, 04/01/18 (p)	7,822
6,260	Prince William County, Public Improvement, Series A, GO, 5.000%, 08/01/18	7,616

		54,076

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
1,130	Virginia Public Building Authority, Series B, Rev., 5.000%, 08/01/17	1,332

	Other Revenue — 1.9%
	Virginia Public Building Authority,
5,330	Series A, Rev., 5.000%, 08/01/14	5,649
4,910	Series B-1, Rev., 5.000%, 08/01/18	5,932
5,620	Series C, Rev., 5.000%, 08/01/15 (p)	6,203
5,225	Series D, Rev., 5.000%, 08/01/17	6,160
	Virginia Public Building Authority, Public Facilities,
2,800	Series A, Rev., 5.000%, 08/01/19	3,450
2,980	Series A, Rev., 5.000%, 08/01/20	3,733
6,970	Series B, Rev., 5.000%, 08/01/20	8,731
7,650	Series B, Rev., 5.000%, 08/01/21	9,686
	Virginia Public School Authority, School Financing, 1997 Resolution,
8,490	Series A, Rev., 5.000%, 08/01/26 (w)	10,562
3,320	Series B, Rev., 5.250%, 08/01/17	3,949

		64,055

	Prerefunded — 0.3%
1,500	Arlington County, Public Improvement, GO, 5.250%, 05/15/14 (p)	1,578
7,000	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 5.625%, 06/01/15 (p)	7,756

		9,334

	Resource Recovery — 0.1%
2,295	Virginia Resources Authority, Pooled Resources, Series A, Rev., 5.000%, 11/01/23	2,825

	Transportation — 0.3%
	Fairfax County EDA, Route 28 Project, Special Tax,
1,500	5.000%, 04/01/15	1,629
1,005	5.000%, 04/01/16	1,132
1,935	5.000%, 04/01/17	2,248
1,655	5.000%, 04/01/18	1,967
2,900	Virginia Commonwealth Transportation Board, Series A, Rev., 5.000%, 05/15/14	3,044

		10,020

	Total Virginia	175,211

	Washington — 2.9%
	General Obligation — 2.7%
2,000	City of Tacoma, Series B, GO, NATL-RE, Zero Coupon, 12/01/16	1,921

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
5,000	King County School District No. 414, Lake Washington, GO, AGM, 5.000%, 12/01/20	5,865
	Snohomish County School District No. 201,
8,425	GO, 5.000%, 12/01/22	10,485
6,660	GO, 5.000%, 12/01/23	8,197
6,320	State of Washington, Series R-2012A, GO, 5.000%, 07/01/24	7,766
6,000	State of Washington, Motor Vehicle Tax Senior 520, Series C, GO, 5.000%, 06/01/23	7,417
	State of Washington, Various Purpose,
10,000	Series 2010C, GO, 5.000%, 08/01/34	11,761
1,000	Series C, GO, 5.000%, 01/01/18	1,189
2,000	Series D, GO, 5.000%, 02/01/24	2,521
12,400	Series R-2010A, GO, 5.000%, 01/01/22	14,892
7,750	Series R-2012C, GO, 5.000%, 07/01/25	9,543
1,800	Whitman County School District No. 267 Pullman, GO, 5.000%, 12/01/18	2,175
4,690	Yakima County School District No. 7, GO, 5.500%, 12/01/23	5,812

		89,544

	Hospital — 0.0% (g)
1,225	Washington Health Care Facilities Authority, Multicare Health Care System, Series A, Rev., AGM, 5.250%, 08/15/23	1,404

	Other Revenue — 0.2%
5,520	City of Seattle, Municipal Light and Power Improvement, Series A, Rev., 5.000%, 06/01/21	6,948

	Utility — 0.0% (g)
200	Energy Northwest, Project 1, Series A, Rev., NATL-RE, 5.250%, 07/01/13	202

	Total Washington	98,098

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wisconsin — 0.6%
	General Obligation — 0.5%
	State of Wisconsin,
5,000	Series 1, GO, NATL-RE, 5.000%, 05/01/14	5,240
5,000	Series B, GO, 5.000%, 05/01/23	6,181
5,000	Series E, GO, NATL-RE, FGIC, 5.000%, 05/01/15	5,463

		16,884

	Other Revenue — 0.1%
4,000	Wisconsin Department of Transportation, Series 1, Rev., 5.000%, 07/01/26 (w)	4,962

	Total Wisconsin	21,846

	Wyoming — 0.0% (g)
	Other Revenue — 0.0% (g)
150	Wyoming State Loan & Investment Board, Capital Facilities, Rev., 5.000%, 10/01/14 (p)	160

	Total Municipal Bonds (Cost $3,042,577)	3,281,255

SHARES
Short-Term Investment — 2.7%
	Investment Company — 2.7%
91,324	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.040% † (b) (l) (m) (Cost $91,324)	91,324

	Total Investments — 100.9% (Cost $3,133,901)	3,372,579
	Liabilities in Excess of Other Assets — (0.9)%	(30,999)

	NET ASSETS — 100.0%	$3,341,580

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	31

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

Inflation-Linked Swaps (Amounts in thousands)
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.950% at termination	CPI-U at termination	06/14/13	$2,000	$(128)
Barclays Bank plc	2.923% at termination	CPI-U at termination	06/15/13	3,000	(185)
Barclays Bank plc	2.573% at termination	CPI-U at termination	07/15/13	25,000	(1,022)
Barclays Bank plc	2.895% at termination	CPI-U at termination	08/25/13	25,000	(1,724)
Barclays Bank plc	2.573% at termination	CPI-U at termination	01/15/14	50,000	(2,664)
Barclays Bank plc	2.993% at termination	CPI-U at termination	01/15/14	25,000	(2,187)
Barclays Bank plc	2.920% at termination	CPI-U at termination	01/15/15	25,000	(2,432)
Barclays Bank plc	3.007% at termination	CPI-U at termination	01/15/15	20,000	(2,136)
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	50,000	(3,236)
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	50,000	(3,271)
Barclays Bank plc	2.998% at termination	CPI-U at termination	01/15/16	25,000	(2,809)
Barclays Bank plc	2.095% at termination	CPI-U at termination	05/24/16	50,000	134
Barclays Bank plc	2.943% at termination	CPI-U at termination	06/14/16	5,000	(507)
Barclays Bank plc	2.930% at termination	CPI-U at termination	06/15/16	3,000	(300)
Barclays Bank plc	2.680% at termination	CPI-U at termination	07/15/16	25,000	(1,857)
Barclays Bank plc	2.718% at termination	CPI-U at termination	01/15/17	50,000	(4,187)
Barclays Bank plc	2.812% at termination	CPI-U at termination	10/12/19	25,000	(2,094)
Barclays Bank plc	2.590% at termination	CPI-U at termination	12/31/19	80,000	(1,137)
Barclays Bank plc	2.420% at termination	CPI-U at termination	05/24/20	25,000	54
BNP Paribas	1.980% at termination	CPI-U at termination	01/31/14	100,000	784
BNP Paribas	1.910% at termination	CPI-U at termination	06/18/15	50,000	473
BNP Paribas	2.395% at termination	CPI-U at termination	05/31/16	100,000	(1,963)
BNP Paribas	2.350% at termination	CPI-U at termination	07/06/20	25,000	332
Citibank, N.A.	1.200% at termination	CPI-U at termination	04/23/14	50,000	43
Citibank, N.A.	2.285% at termination	CPI-U at termination	06/30/18	50,000	161
Citibank, N.A.	2.420% at termination	CPI-U at termination	06/30/20	50,000	243
Citibank, N.A.	2.410% at termination	CPI-U at termination	07/01/20	50,000	304
Citibank, N.A.	2.330% at termination	CPI-U at termination	07/06/20	50,000	778
Credit Suisse International	1.900% at termination	CPI-U at termination	05/02/14	49,000	(336)
Credit Suisse International	1.840% at termination	CPI-U at termination	05/09/14	50,000	(318)
Credit Suisse International	1.880% at termination	CPI-U at termination	01/02/15	50,000	(334)
Credit Suisse International	2.250% at termination	CPI-U at termination	05/09/17	50,000	(565)
Credit Suisse International	2.750% at termination	CPI-U at termination	02/25/23	25,000	(363)
Deutsche Bank AG, New York	1.865% at termination	CPI-U at termination	01/03/15	50,000	(320)
Deutsche Bank AG, New York	1.990% at termination	CPI-U at termination	06/08/15	40,000	175
Deutsche Bank AG, New York	2.135% at termination	CPI-U at termination	08/03/16	100,000	(53)
Deutsche Bank AG, New York	2.500% at termination	CPI-U at termination	02/25/18	50,000	(548)
Deutsche Bank AG, New York	2.410% at termination	CPI-U at termination	06/30/20	100,000	601
Deutsche Bank AG, New York	2.750% at termination	CPI-U at termination	02/25/23	25,000	(363)
Morgan Stanley Capital Services	2.268% at termination	CPI-U at termination	03/01/15	212,000	(3,063)
Royal Bank of Scotland	2.140% at termination	CPI-U at termination	09/15/13	100,000	(4,630)
Royal Bank of Scotland	1.840% at termination	CPI-U at termination	05/09/14	50,000	(318)
Royal Bank of Scotland	2.430% at termination	CPI-U at termination	06/28/20	25,000	91
Royal Bank of Scotland	2.423% at termination	CPI-U at termination	06/30/20	75,000	336
Royal Bank of Scotland	0.036% at termination	CPI-U at termination	07/31/29	49,000	(10,019)
Union Bank of Switzerland AG	2.170% at termination	CPI-U at termination	04/22/18	50,000	271
Union Bank of Switzerland AG	2.275% at termination	CPI-U at termination	07/02/18	50,000	220
Union Bank of Switzerland AG	2.220% at termination	CPI-U at termination	07/06/18	50,000	485
Union Bank of Switzerland AG	2.480% at termination	CPI-U at termination	07/01/22	50,000	327

					$(49,257)

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

JPMorgan Tax Aware Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

AGC	— Insuredby Assured Guaranty Corp.
AGM	— Insuredby Assured Guaranty Municipal Corp.
AMBAC	— Insuredby American Municipal Bond Assurance Corp.*
AMT	— AlternativeMinimum Tax
BHAC	— Insuredby Berkshire Hathaway Assurance Corp.
COP	— Certificateof Participation
CPI-U	— ConsumerPrice Index for All Urban Consumers
CR	— CustodialReceipts
EDA	— EconomicDevelopment Authority
FGIC	— Insuredby Financial Guaranty Insurance Co.
GAN	— GrantAnticipation Notes
GO	— GeneralObligation
GTD	— Guaranteed
IBC	— InsuredBond Certificates
ICC	— InsuredCustody Certificates
IDA	— IndustrialDevelopment Authority
NATL	— Insuredby National Public Finance Guarantee Corp.
PSF	— PermanentSchool Fund
Q-SBLF	— QualifiedSchool Bond Loan Fund
RE	— Reinsured
Reg. S

—  Securitywas purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Rev.	— Revenue

SCSDE	— SouthCarolina School District Enhancement
VAR	— VariableRate Security. The interest rate shown is the rate in effect as of April 30, 2013.

(a)	— Non-incomeproducing security.
(b)	— Investmentin affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amountrounds to less than 0.1%.
(l)	— Therate shown is the current yield as of April 30, 2013.
(m)

—  Allor a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(p)	— Securityis prerefunded or escrowed to maturity.
(r)	— Ratesshown are per annum and payments are as described.
(t)	— Thedate shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— When-issued security
†	— Approximately$48,020,000 of this investment is restricted as collateral for swaps to various brokers.

*	Filed for bankruptcy on November 8, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$972,730		$3,281,255
Investments in affiliates, at value	12,526		43,304
Investments in affiliates — restricted, at value	—		48,020

Total investment securities, at value	985,256		3,372,579
Receivables:
Investment securities sold	5,713		—
Fund shares sold	1,435		5,786
Interest and dividends from non-affiliates	849		42,505
Dividends from affiliates	—	(a)	1
Outstanding swap contracts, at value	—		5,812

Total Assets	993,253		3,426,683

LIABILITIES:
Payables:
Distributions	—		4,305
Investment securities purchased	8,289		18,158
Fund shares redeemed	1,997		5,687
Outstanding swap contracts, at value	—		55,069
Accrued liabilities:
Investment advisory fees	281		952
Administration fees	68		231
Shareholder servicing fees	185		355
Distribution fees	2		113
Custodian and accounting fees	10		71
Collateral management fees	—		5
Trustees’ and Chief Compliance Officer’s fees	1		8
Other	24		149

Total Liabilities	10,857		85,103

Net Assets	$982,396		$3,341,580

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

	Tax Aware Equity Fund	Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$762,020	$3,184,063
Accumulated undistributed (distributions in excess of) net investment income	745	2,660
Accumulated net realized gains (losses)	(44,487)	(34,564)
Net unrealized appreciation (depreciation)	264,118	189,421

Total Net Assets	$982,396	$3,341,580

Net Assets:
Class A	$5,121	$215,285
Class C	1,598	108,705
Institutional Class	131,310	1,138,770
Select Class	844,367	1,878,820

Total	$982,396	$3,341,580

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	231	20,611
Class C	72	10,440
Institutional Class	5,917	108,841
Select Class	38,108	179,840

Net Asset Value (a):
Class A — Redemption price per share	$22.15	$10.45
Class C — Offering price per share (b)	22.07	10.41
Institutional Class — Offering and redemption price per share	22.19	10.46
Select Class — Offering and redemption price per share	22.16	10.45
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.38	$10.86

Cost of investments in non-affiliates	$708,612	$3,042,577
Cost of investments in affiliates	12,526	43,304
Cost of investments in affiliates — restricted	—	48,020

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$49,553
Interest income from affiliates	—		5
Dividend income from non-affiliates	11,173		—
Dividend income from affiliates	4		4

Total investment income	11,177		49,562

EXPENSES:
Investment advisory fees	1,627		5,732
Administration fees	393		1,384
Distribution fees:
Class A	6		279
Class C	6		408
Shareholder servicing fees:
Class A	6		278
Class C	2		136
Institutional Class	70		517
Select Class	978		2,388
Custodian and accounting fees	22		94
Professional fees	30		68
Collateral management fees	—		15
Interest expense to affiliates	—	(a)	—
Trustees’ and Chief Compliance Officer’s fees	5		17
Printing and mailing costs	9		36
Registration and filing fees	22		33
Transfer agent fees	18		201
Other	11		18

Total expenses	3,205		11,604

Less amounts waived	(17)		(1,274)

Net expenses	3,188		10,330

Net investment income (loss)	7,989		39,232

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	44,721		2,707
Swaps	—		(8,073)

Net realized gain (loss)	44,721		(5,366)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	73,273		(14,645)
Swaps	—		(7,024)

Change in net unrealized appreciation/depreciation	73,273		(21,669)

Net realized/unrealized gains (losses)	117,994		(27,035)

Change in net assets resulting from operations	$125,983		$12,197

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,989	$9,942	$39,232	$78,261
Net realized gain (loss)	44,721	39,790	(5,366)	11,871
Change in net unrealized appreciation/depreciation	73,273	54,454	(21,669)	82,501

Change in net assets resulting from operations	125,983	104,186	12,197	172,633

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(49)	(50)	(2,047)	(4,832)
Class C
From net investment income	(12)	(9)	(691)	(1,791)
Institutional Class
From net investment income	(1,653)	(4,450)	(11,002)	(22,553)
Select Class
From net investment income	(8,246)	(5,741)	(18,650)	(48,058)

Total distributions to shareholders	(9,960)	(10,250)	(32,390)	(77,234)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,535)	35,380	105,749	123,212

NET ASSETS:
Change in net assets	114,488	129,316	85,556	218,611
Beginning of period	867,908	738,592	3,256,024	3,037,413

End of period	$982,396	$867,908	$3,341,580	$3,256,024

Accumulated undistributed (distributions in excess of) net investment income	$745	$2,716	$2,660	$(4,182)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,160	$351	$34,998	$83,242
Distributions reinvested	45	49	1,777	4,206
Cost of shares redeemed	(2,616)	(843)	(42,819)	(53,725)

Change in net assets resulting from Class A capital transactions	$(411)	$(443)	$(6,044)	$33,723

Class C
Proceeds from shares issued	$78	$370	$12,695	$25,012
Distributions reinvested	9	7	543	1,432
Cost of shares redeemed	(100)	(170)	(12,579)	(21,747)

Change in net assets resulting from Class C capital transactions	$(13)	$207	$659	$4,697

Institutional Class
Proceeds from shares issued	$64,653	$24,653	$334,630	$409,896
Distributions reinvested	256	322	2,936	6,724
Cost of shares redeemed	(99,917)	(406,503)	(136,402)	(235,278)

Change in net assets resulting from Institutional Class capital transactions	$(35,008)	$(381,528)	$201,164	$181,342

Select Class
Proceeds from shares issued	$274,781	$555,508	$330,554	$543,917
Distributions reinvested	172	147	1,742	4,315
Cost of shares redeemed	(241,056)	(138,511)	(422,326)	(644,782)

Change in net assets resulting from Select Class capital transactions	$33,897	$417,144	$(90,030)	$(96,550)

Total change in net assets resulting from capital transactions	$(1,535)	$35,380	$105,749	$123,212

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
SHARE TRANSACTIONS:
Class A
Issued	109	18	3,328	7,974
Reinvested	2	3	169	404
Redeemed	(130)	(44)	(4,078)	(5,158)

Change in Class A Shares	(19)	(23)	(581)	3,220

Class C
Issued	3	20	1,212	2,406
Reinvested	— (a)	— (a)	52	138
Redeemed	(5)	(9)	(1,202)	(2,094)

Change in Class C Shares	(2)	11	62	450

Institutional Class
Issued	3,055	1,354	31,777	39,000
Reinvested	13	18	279	645
Redeemed	(4,710)	(21,737)	(12,963)	(22,486)

Change in Institutional Class Shares	(1,642)	(20,365)	19,093	17,159

Select Class
Issued	13,148	29,588	31,455	52,065
Reinvested	8	8	166	414
Redeemed	(11,431)	(7,323)	(40,145)	(61,603)

Change in Select Class Shares	1,725	22,273	(8,524)	(9,124)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Equity Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$19.60	$0.15	(f)	$2.60	$2.75	$(0.20)
Year Ended October 31, 2012	17.43	0.18	(g)	2.18	2.36	(0.19)
March 22, 2011 (h) through October 31, 2011	18.15	0.10		(0.74)	(0.64)	(0.08)

Class C
Six Months Ended April 30, 2013 (Unaudited)	19.54	0.10	(f)	2.59	2.69	(0.16)
Year Ended October 31, 2012	17.42	0.08	(g)	2.19	2.27	(0.15)
March 22, 2011 (h) through October 31, 2011	18.15	0.04		(0.74)	(0.70)	(0.03)

Institutional Class
Six Months Ended April 30, 2013 (Unaudited)	19.63	0.20	(f)	2.59	2.79	(0.23)
Year Ended October 31, 2012	17.43	0.28	(g)	2.17	2.45	(0.25)
Year Ended October 31, 2011	16.71	0.23		0.71	0.94	(0.22)
Year Ended October 31, 2010	14.64	0.20		2.07	2.27	(0.20)
Year Ended October 31, 2009	13.09	0.24		1.55	1.79	(0.24)
Year Ended October 31, 2008	20.82	0.33		(7.74)	(7.41)	(0.32)

Select Class
Six Months Ended April 30, 2013 (Unaudited)	19.60	0.17	(f)	2.61	2.78	(0.22)
Year Ended October 31, 2012	17.43	0.21	(g)	2.20	2.41	(0.24)
March 22, 2011 (h) through October 31, 2011	18.15	0.11		(0.73)	(0.62)	(0.10)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $0.07, $0.17 and $0.14 for Class A, Class C, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.22%, 0.66%, 1.63% and 1.37% for Class A, Class C, Institutional Class and Select Class Shares, respectively.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$22.15	14.12%	$5,121	0.96%		1.52	%(f)	0.96%		36%
19.60	13.64	4,902	0.96		0.95		0.96		55
17.43	(3.53)	4,766	0.97	(i)	0.89	(i)	0.97	(i)	60

22.07	13.86	1,598	1.46		0.96	(f)	1.46		36
19.54	13.10	1,432	1.46		0.43		1.46		55
17.42	(3.85)	1,097	1.46	(i)	0.39	(i)	1.47	(i)	60

22.19	14.32	131,310	0.55		1.93	(f)	0.56		36
19.63	14.19	148,369	0.55		1.53		0.56		55
17.43	5.66	486,833	0.55		1.30		0.61		60
16.71	15.64	472,717	0.55		1.27		0.58		65
14.64	14.03	385,639	0.55		1.79		0.61		84
13.09	(35.95)	418,947	0.55		1.83		0.59		65

22.16	14.28	844,367	0.71		1.68	(f)	0.71		36
19.60	13.93	713,205	0.71		1.12		0.71		55
17.43	(3.39)	245,896	0.72	(i)	1.14	(i)	0.72	(i)	60

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Real Return Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$10.51	$0.12	$(0.08)	$0.04	$(0.10)
Year Ended October 31, 2012	10.19	0.24	0.32	0.56	(0.24)
Year Ended October 31, 2011	10.07	0.26	0.12	0.38	(0.26)
Year Ended October 31, 2010	9.84	0.23	0.23	0.46	(0.23)
Year Ended October 31, 2009	9.08	0.28	0.75	1.03	(0.27)
Year Ended October 31, 2008	9.91	0.30	(0.83)	(0.53)	(0.30)

Class C
Six Months Ended April 30, 2013 (Unaudited)	10.48	0.08	(0.08)	—	(0.07)
Year Ended October 31, 2012	10.16	0.18	0.32	0.50	(0.18)
Year Ended October 31, 2011	10.04	0.19	0.12	0.31	(0.19)
Year Ended October 31, 2010	9.82	0.16	0.23	0.39	(0.17)
Year Ended October 31, 2009	9.07	0.21	0.75	0.96	(0.21)
Year Ended October 31, 2008	9.90	0.24	(0.82)	(0.58)	(0.25)

Institutional Class
Six Months Ended April 30, 2013 (Unaudited)	10.53	0.13	(0.09)	0.04	(0.11)
Year Ended October 31, 2012	10.20	0.27	0.33	0.60	(0.27)
Year Ended October 31, 2011	10.08	0.28	0.12	0.40	(0.28)
Year Ended October 31, 2010	9.85	0.25	0.23	0.48	(0.25)
Year Ended October 31, 2009	9.10	0.30	0.75	1.05	(0.30)
Year Ended October 31, 2008	9.92	0.34	(0.83)	(0.49)	(0.33)

Select Class
Six Months Ended April 30, 2013 (Unaudited)	10.51	0.12	(0.08)	0.04	(0.10)
Year Ended October 31, 2012	10.19	0.26	0.31	0.57	(0.25)
Year Ended October 31, 2011	10.07	0.27	0.12	0.39	(0.27)
Year Ended October 31, 2010	9.84	0.24	0.23	0.47	(0.24)
Year Ended October 31, 2009	9.09	0.28	0.75	1.03	(0.28)
Year Ended October 31, 2008	9.91	0.31	(0.82)	(0.51)	(0.31)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.45	0.34%	$215,285	0.75%	2.28%	0.96%	4%
10.51	5.55	222,694	0.75	2.34	0.97	8
10.19	3.80	183,105	0.75	2.53	0.97	14
10.07	4.69	185,970	0.74	2.30	0.98	16
9.84	11.51	155,982	0.74	2.90	1.00	9
9.08	(5.54)	134,277	0.76	3.13	1.00	7

10.41	(0.04)	108,705	1.40	1.63	1.46	4
10.48	4.92	108,755	1.40	1.70	1.47	8
10.16	3.13	100,908	1.40	1.88	1.48	14
10.04	3.96	107,844	1.39	1.65	1.48	16
9.82	10.73	89,259	1.39	2.16	1.50	9
9.07	(6.03)	42,365	1.40	2.49	1.50	7

10.46	0.37	1,138,770	0.50	2.53	0.56	4
10.53	5.91	944,652	0.50	2.58	0.57	8
10.20	4.05	740,738	0.50	2.78	0.58	14
10.08	4.95	672,006	0.49	2.55	0.58	16
9.85	11.66	612,933	0.49	3.09	0.60	9
9.10	(5.20)	373,697	0.50	3.39	0.60	7

10.45	0.40	1,878,820	0.65	2.38	0.71	4
10.51	5.66	1,979,923	0.65	2.46	0.72	8
10.19	3.91	2,012,662	0.65	2.63	0.73	14
10.07	4.80	2,224,519	0.64	2.40	0.73	16
9.84	11.53	2,170,175	0.64	2.95	0.75	9
9.09	(5.32)	1,272,624	0.65	3.24	0.75	7

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Tax Aware Equity Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Tax Aware Real Return Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The investment objective of Tax Aware Equity Fund is to seek to provide high after-tax total return from a portfolio of selected equity securities.

The investment objective of Tax Aware Real Return Fund is to seek to maximize after-tax inflation protected return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance and JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.

44	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$985,256	$—	$—	$985,256

Tax Aware Real Return Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$91,324	$3,281,255	$—	$3,372,579

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$–	$5,812	$—	$5,812

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$–	$(55,069)	$—	$(55,069)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for state specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2013.

B. Swaps — The Tax Aware Real Return Fund uses inflation-linked swaps to provide inflation protection within its portfolio. These transactions are negotiated contracts between the Fund and a counterparty to exchange cash flows at specified, future intervals.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The table below discloses the volume of the Fund’s swap activity during the six months ended April 30, 2013 (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps)	Tax Aware Real Return Fund
Average Notional Balance — Pays Fixed Rate	$2,321
Ending Notional Balance — Pays Fixed Rate	2,388

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts.

Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.) and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

The Tax Aware Real Return Fund’s swap contracts at net value and collateral posted or received by counterparty as of April 30, 2013 are as follows (amounts in thousands):

Counterparty		Value of Swap Contracts	Collateral Amount
Barclays Bank plc	Collateral Posted	$(31,688)	$30,570
Credit Suisse International		(1,916)	1,330
Morgan Stanley Capital Services		(3,063)	2,400
Royal Bank of Scotland		(14,540)	13,720
Citibank, N.A.	Collateral Received	1,529	(2,370)
Deutsche Bank, AG		(508)	(610)
Morgan Stanley Capital Services		—	(558)
UBS, AG		1,303	(2,189)

C. Summary of Derivatives Information

The following tables present the value of derivatives held as of April 30, 2013, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Tax Aware Real Return Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Swaps
Interest rate contracts	Receivables	$5,812

Liabilities:
Interest rate contracts	Payables	$(55,069)

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2013, by primary underlying risk exposure (amounts in thousands):

Tax Aware Real Return Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Swaps
Interest rate contracts	$(8,073)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps
Interest rate contracts	$(7,024)

The Funds’ derivatives contracts held at April 30, 2013 are not accounted for as hedging instruments under GAAP.

46	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Tax Aware Equity Fund generally declares and pays distributions from net investment income quarterly. Tax Aware Real Return Fund generally declares and pays distributions from net investment income monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.35

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2013, the annualized effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Tax Aware Equity Fund	$—	(a)	$—	(a)
Tax Aware Real Return Fund	8		2

(a)	Amount rounds to less than $1,000.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Tax Aware Equity Fund	0.25%	0.25%	0.10%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Tax Aware Equity Fund	1.05%	1.55%	0.55%	0.80%
Tax Aware Real Return Fund	0.75	1.40	0.50	0.65

The expense limitation agreements were in effect for the six months ended April 30, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the six months ended April 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Total
Tax Aware Equity Fund	$7	$7
Tax Aware Real Return Fund	1,213	1,213

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2013 were as follows (amounts in thousands):

Tax Aware Equity Fund	$10
Tax Aware Real Return Fund	61

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Tax Aware Real Return Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

48	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

During the six months ended April 30, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended April 30, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$336,667	$342,665
Tax Aware Real Return Fund	292,255	134,093

During the six months ended April 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$721,138	$270,268	$6,150	$264,118
Tax Aware Real Return Fund	3,133,901	239,856	1,178	238,678

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the Funds did not have any post-enactment net capital loss carryforwards.

At October 31, 2012, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	2019	Total
Tax Aware Equity Fund	$39,086	$41,133	$—	$—	$80,219
Tax Aware Real Return Fund	—	26,211	2,850	124	29,185

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2013. Average borrowings from the Facility for, or at any time during, the six months ended April 30, 2013, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Tax Aware Equity Fund	$14,180	1	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

Tax Aware Real Return Fund invests primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, allowing the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.B.

50	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2012, and continued to hold your shares at the end of the reporting period, April 30, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2012	Ending Account Value, April 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Tax Aware Equity Fund
Class A
Actual	$1,000.00	$1,141.20	$5.10	0.96%
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class C
Actual	1,000.00	1,138.60	7.74	1.46
Hypothetical	1,000.00	1,017.55	7.30	1.46
Institutional Class
Actual	1,000.00	1,143.20	2.92	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Select Class
Actual	1,000.00	1,142.80	3.77	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71

Tax Aware Real Return Fund
Class A
Actual	1,000.00	1,003.40	3.73	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class C
Actual	1,000.00	999.60	6.94	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Institutional Class
Actual	1,000.00	1,003.70	2.48	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Select Class
Actual	1,000.00	1,004.00	3.23	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2013	J.P. MORGAN TAX AWARE FUNDS	51

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. April 2013.	SAN-TA-413

Semi-Annual Report

J.P. Morgan Country/Region Funds

April 30, 2013 (Unaudited)

JPMorgan Asia Pacific Fund

JPMorgan China Region Fund

JPMorgan India Fund

JPMorgan Intrepid European Fund

JPMorgan Latin America Fund

JPMorgan Russia Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 17, 2013 (Unaudited)

Dear Shareholder:

Equity markets in most parts of the world posted strong returns for the six months ended April 30, 2013. This positive momentum has carried into May and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. China’s policy makers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

“Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers.”

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the ECB. Investors’ positive reaction to recent ECB policy announcements helped stocks of international developed countries outperform U.S. stocks during the six months ended April 30, 2013. Facing headwinds like the appreciating U.S. dollar, emerging markets stocks underperformed international developed and U.S. stocks during the reporting period.

U.S. Treasury Yields Remain Low

Despite a recent uptick, yields for U.S. Treasury securities remain near historically low levels. The yield for 10-year U.S. Treasury securities ended April 30, 2013 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.9%, respectively.

As the low interest rate environment persists, fixed income investors continue to turn to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Both of these asset classes posted positive absolute returns during the six months ended April 30, 2013, although more recently emerging market debt securities have underperformed other areas of the market.

Positive Signs for Stocks

The latest round of purchasing manager indices from around the world confirm that, while the global economy is certainly not booming, it is still clearly on a growth path. In particular, while near-recessionary conditions continue to face Europe, China appears to have picked up some momentum in recent months and Japan is, at least temporarily, looking stronger. For investors, the main point is that the “tail risks” of a financial crisis emanating from Europe or a crash-landing for the Chinese economy appear much less likely than a year ago.

Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, despite low interest rates and yields, there are opportunities in bond markets if investors expand their search to include all parts of the world.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	1

J.P. Morgan Country/Region Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

In most parts of the world, central banks continued their efforts to stimulate economic growth with accommodative policies. In Europe, the European Central Bank committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Stock returns varied across countries and regions but were generally positive for the six months ended April 30, 2013.

Greater China

Chinese equities benefited from improving macroeconomic data and dissipating concerns surrounding Chinese political leadership following the 18th Party Congress elections. Taiwan’s economy is heavily reliant on technology exports and was hurt early in the reporting period by concerns about slowing demand in end markets. However, Taiwanese stocks bounced back as these concerns about end market demand waned. In Hong Kong, the government implemented further measures to dampen the property market. The Hong Kong Monetary Authority also raised the minimum risk weighting on mortgage lending, which spurred a rise in effective mortgage rates. In the end, stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), gained 7.40% for the six months ended April 30, 2013.

India

Political developments in India contributed to equity market volatility as the key coalition partner, the Dravida Munnetra Kazhagam (DMK) party, withdrew support to the government, technically reducing the party to a minority in the lower house of parliament. Macroeconomic data in India was also weak but Indian equities, as measured by the MSCI India Index (net of foreign withholding taxes), still posted a 6.04% return for the six months ended April 30, 2013.

Europe

The price movements of European stocks largely followed investors’ changing perception about the viability of actions taken by the European Central Bank to curb the region’s crisis. In the end, the MSCI Europe Index (net of foreign withholding taxes) gained 13.04% for the six months ended April 30, 2013.

Latin America and Russia

Latin American and Russian stocks benefited from easing concerns about systemic risk in Europe. However, concerns about slowing demand for commodities hindered stocks in both regions, causing them to underperform stocks in other regions during the reporting period. The MSCI Emerging Markets Latin America Index (net of foreign withholding taxes) returned 5.31% for the six months ended April 30, 2013, while the MSCI Russia Index (net of foreign withholding taxes) returned 0.45% during the same time period.

2	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

JPMorgan Asia Pacific Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	14.63%
Morgan Stanley Capital International (“MSCI”)
All Country Asia Pacific ex-Japan Index (net of foreign withholding taxes)	10.30%

Net Assets as of 4/30/2013 (In Thousands)	$5,116

INVESTMENT OBJECTIVE**

The JPMorgan Asia Pacific Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI All Country Asia Pacific ex-Japan Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2013. The Fund’s stock selection in China and Taiwan was the primary contributor to the Fund’s relative performance. The Fund’s stock selection in India detracted from relative performance.

In an attempt to mitigate the impact to performance from individual stocks, the Fund held a range of 147 to 159 securities across sectors during the reporting period. While their overall impact to the Fund’s return was small, the largest individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in TPK Holding Co., Ltd. and Airports of Thailand PCL. TPK Holding Co., Ltd. manufactures parts for smartphones and the stock benefited from reported strong earnings due to robust demand in its end markets. Shares of Airports of Thailand PCL benefited from continued signs of Thailand’s economic growth. The Fund’s underweight position versus the Benchmark in gold mining company Newcrest Mining Ltd. also contributed to relative performance as the stock declined on concerns about lower gold prices.

While their overall impact to the Fund’s return was small, individual detractors from the Fund’s relative performance included the Fund’s overweight position versus the Benchmark in Hyundai Mobis and underweight positions versus the Benchmark in Wesfarmers Ltd. and National Australia Bank Ltd. Shares of Korean auto parts manufacturer Hyundai Mobis declined amid concerns that the company would lose market share as the weakening Japanese yen would provide its Japanese competitors with competitive advantages. Australian issuers Wesfarmers Ltd. and National Australia Bank Ltd. rallied with other Australian stocks and were strong performers for the Benchmark.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed bottom-up stock selection based on a systematic approach of finding what the Fund’s portfolio managers believed were stocks that had attractive momentum characteristics, as well as stocks that they believed were attractively valued and fundamentally strong. The Fund finished the reporting period overweight versus the Benchmark in the financials and consumer discretionary sectors. In country terms, the Fund was overweight versus the Benchmark in the south east Asian markets of Thailand, the Philippines, Indonesia and Hong Kong. The Fund was underweight versus the Benchmark in Australia, South Korea, Malaysia and Singapore.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd. (South Korea)	4.8%
2.	Commonwealth Bank of Australia (Australia)	3.6
3.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	3.1
4.	Westpac Banking Corp. (Australia)	3.1
5.	Australia & New Zealand Banking Group Ltd. (Australia)	2.5
6.	BHP Billiton Ltd. (Australia)	2.3
7.	China Construction Bank Corp., Class H (China)	1.8
8.	AIA Group Ltd. (Hong Kong)	1.8
9.	National Australia Bank Ltd. (Australia)	1.8
10.	Industrial & Commercial Bank of China Ltd., Class H (China)	1.5

PORTFOLIO COMPOSITION BY COUNTRY***
Australia	24.6%
South Korea	13.2
China	12.9
Hong Kong	12.5
Taiwan	11.5
India	6.3
Indonesia	6.0
Thailand	4.9
Philippines	3.9
Singapore	1.3
New Zealand	1.1
Others (each less than 1.0%)	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	3

JPMorgan Asia Pacific Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/11
Without Sales Charge		14.54%	12.39%	16.31%
With Sales Charge**		8.52	6.47	11.97
CLASS C SHARES	11/30/11
Without CDSC		14.20	11.78	15.71
With CDSC***		13.20	10.78	15.71
SELECT CLASS SHARES	11/30/11	14.63	12.62	16.57

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

Effective June 29, 2012, the Fund’s investment strategy changed and performance would have been different if the Fund were managed using its current strategy.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Asia Pacific Fund, the MSCI All Country Asia Pacific ex-Japan Index and the Lipper Pacific ex-Japan Funds Index from November 30, 2011 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country Asia Pacific ex-Japan Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Pacific ex-Japan Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country Asia Pacific ex-Japan Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia Pacific region, excluding Japan. The Lipper Pacific ex-Japan Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

JPMorgan China Region Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	10.83%
Morgan Stanley Capital International (“MSCI”) Golden Dragon Index (net of foreign withholding taxes)	7.40%

Net Assets as of 4/30/2013 (In Thousands) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$289,943

INVESTMENT OBJECTIVE**

The JPMorgan China Region Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI Golden Dragon Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2013. The Fund’s outperformance was driven mainly by stock selection in Taiwan and China.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Chinese property companies China Vanke Co., Ltd. and Wharf Holdings Ltd. The real estate sector in China received a boost as the overhang from investors’ concerns about Chinese political leadership seemingly dissipated following the 18th Party Congress elections held in mid-November. The Fund’s overweight position versus the Benchmark in AAC Technologies Holdings, Inc. also contributed to relative performance. The company manufactures parts for smartphones and the stock benefited from the company’s strong earnings due to robust demand in its end markets.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Tencent Holdings Ltd., Baidu, Inc., ADR and Belle International Holdings Ltd. Shares of Tencent Holdings Ltd., a Chinese online social media company, pulled back after its recent strong performance. Baidu, Inc. is an Internet search engine. The stock declined on concerns that the company was losing market share. Shares of Belle International Holdings Ltd., a Chinese shoe and footwear manufacturer, declined after the company reported lower-than-expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund finished the reporting period with an overweight versus the Benchmark in China, focusing on companies that the Fund’s portfolio managers believed were positioned to benefit from industry consolidation, expanding consumption and urbanization.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	7.2%
2.	China Construction Bank Corp., Class H (China)	5.5
3.	AIA Group Ltd. (Hong Kong)	4.9
4.	Tencent Holdings Ltd. (China)	4.6
5.	Industrial & Commercial Bank of China Ltd., Class H (China)	4.1
6.	Cheung Kong Holdings Ltd. (Hong Kong)	3.1
7.	China Petroleum & Chemical Corp., Class H (China)	3.0
8.	China Vanke Co., Ltd., Class B (China)	2.7
9.	China Resources Gas Group Ltd. (Hong Kong)	2.3
10.	Sands China Ltd. (China)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***
China	41.7%
Hong Kong	28.5
Taiwan	28.2
Italy	1.6

* The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

** The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

*** Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	5

JPMorgan China Region Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		10.72%	12.88%	0.20%	4.86%
With Sales Charge**		4.92	6.98	(0.87)	3.95
CLASS C SHARES	2/28/07
Without CDSC		10.44	12.24	(0.30)	4.33
With CDSC***		9.44	11.24	(0.30)	4.33
SELECT CLASS SHARES	2/28/07	10.83	13.12	0.45	5.11

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan China Region Fund, the MSCI Golden Dragon Index and the Lipper China Region Funds Index from February 28, 2007 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Golden Dragon Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper China Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Golden Dragon

Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The Lipper China Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

JPMorgan India Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	3.52%
Morgan Stanley Capital International (“MSCI”) India Index (net of foreign withholding taxes)	6.04%

Net Assets as of 4/30/2013 (In Thousands)	$12,267

INVESTMENT OBJECTIVE**

The JPMorgan India Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the MSCI India Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2013. The Fund’s underperformance was driven mainly by stock selection and an underweight versus the Benchmark in the consumer staples sector.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in cement producers ACC Ltd. and Ambuja Cements Ltd. Both stocks were hurt by downward trending cement prices caused by weak demand. The Fund’s underweight position versus the Benchmark in United Spirits Ltd. also detracted from relative performance as the stock gained following Diageo plc’s acquisition of a substantial stake in the liquor company.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in IndusInd Bank Ltd. and Mahindra & Mahindra Financial Services Ltd. The stocks benefited from each financial company’s strong loan growth and the stable quality of assets on their balance sheets. The Fund’s underweight position versus the Benchmark in Jindal Steel & Power Ltd. also contributed to relative performance as the more cyclically sensitive stock declined on concerns about weak demand.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed bottom-up fundamental research, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. They preferred to invest in what they believed were well-managed, leading high quality companies with strong and visible earnings profiles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	HDFC Bank Ltd.	8.7%
2.	Housing Development Finance Corp.	8.7
3.	ITC Ltd.	6.3
4.	Reliance Industries Ltd.	6.0
5.	Infosys Ltd.	5.3
6.	IDFC Ltd.	4.4
7.	IndusInd Bank Ltd.	3.6
8.	Tata Consultancy Services Ltd.	3.5
9.	Mahindra & Mahindra Ltd.	3.5
10.	Sun Pharmaceutical Industries Ltd.	3.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	36.2%
Materials	12.4
Information Technology	11.4
Consumer Discretionary	11.1
Health Care	7.5
Energy	7.5
Consumer Staples	7.2
Industrials	3.5
Telecommunication Services	1.7
Utilities	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	7

JPMorgan India Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/1/07
Without Sales Charge		3.52%	9.57%	(3.21)%	(0.64)%
With Sales Charge**		(1.90)	3.81	(4.25)	(1.53)
CLASS C SHARES	5/1/07
Without CDSC		3.24	9.03	(3.69)	(1.13)
With CDSC***		2.24	8.03	(3.69)	(1.13)
SELECT CLASS SHARES	5/1/07	3.61	9.83	(2.98)	(0.40)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/1/07 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 1, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan India Fund, the MSCI India Index and the Lipper India Region Funds Average from May 1, 2007 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI India Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper India Region Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI India Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in India. Investors cannot invest directly in an index. The Lipper India Region Funds Average represents the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically or economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

JPMorgan Intrepid European Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	18.00%
Morgan Stanley Capital International (“MSCI”) Europe Index (net of foreign withholding taxes)	13.04%

Net Assets as of 4/30/2013 (In Thousands)	$104,267

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid European Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2013. The Fund’s relative outperformance was driven by strong stock selection.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in easyJet plc, Ashtead Group plc and European Aeronautic Defence and Space Co., N.V. (“EADS”). Shares of European discount airline company easyJet plc benefited from the company’s improving earnings. Shares of Ashtead Group plc, a U.K. equipment rental company, benefited from the company’s strong earnings momentum as businesses have opted to rent rather than buy equipment in the uncertain economic environment. Shares of EADS gained as investors reacted positively to the news that the aerospace company would overhaul its ownership structure.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Ferrexpo plc and Debenhams plc, and the Fund’s positioning in BNP Paribas S.A. Shares of Ferrexpo plc, which produces iron ore pellets, declined after the company reported disappointing 2012 profit as a result of lower prices for iron ore. Debenhams plc sells clothing and fashion accessories. The stock declined after the company’s estimates for its 2013 profits disappointed investors. Shares of France-based BNP Paribas S.A. declined after the financial services company reported disappointing fourth-quarter results.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality stocks with positive momentum outperform the market. During the reporting period, the Fund’s portfolio managers invested in stocks that they believed had these style characteristics. Portfolio positions flowed from bottom-up stock selection rather than top-down asset allocation decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Swedbank AB, Class A (Sweden)	2.9%
2.	European Aeronautic Defence and Space Co. N.V. (France)	2.6
3.	Diageo plc (United Kingdom)	2.3
4.	Aegon N.V. (Netherlands)	2.3
5.	Ashtead Group plc (United Kingdom)	2.3
6.	Svenska Cellulosa AB, Class B (Sweden)	2.2
7.	Brenntag AG (Germany)	2.2
8.	Barratt Developments plc (United Kingdom)	2.1
9.	Taylor Wimpey plc (United Kingdom)	2.1
10.	Sanofi (France)	2.1

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	38.7%
France	12.7
Switzerland	9.9
Germany	9.2
Sweden	8.1
Netherlands	5.1
Ireland	3.6
Norway	2.9
Italy	2.4
Denmark	2.0
Spain	2.0
Belgium	1.9
Austria	1.3
Short-Term Investment	0.2

* The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

** The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

*** Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	9

JPMorgan Intrepid European Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		18.00%	20.77%	(1.74)%	10.08%
With Sales Charge**		11.81	14.42	(2.80)	9.49
CLASS B SHARES	11/3/95
Without CDSC		17.69	20.13	(2.25)	9.62
With CDSC***		12.69	15.13	(2.69)	9.62
CLASS C SHARES	11/1/98
Without CDSC		17.73	20.11	(2.24)	9.53
With CDSC****		16.73	19.11	(2.24)	9.53
INSTITUTIONAL CLASS SHARES	9/10/01	18.31	21.36	(1.27)	10.66
SELECT CLASS SHARES	9/10/01	18.18	21.05	(1.50)	10.38

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (04/30/03 TO 04/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, the MSCI Europe Index and the Lipper European Region Funds Index from April 30, 2003 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

JPMorgan Latin America Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	9.37%
Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Latin America Index (net of foreign withholding taxes)	5.31%

Net Assets as of 4/30/2013 (In Thousands)	$124,690

INVESTMENT OBJECTIVE**

The JPMorgan Latin America Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the MSCI EM Latin America Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2013. The Fund’s stock selection and underweight versus the Benchmark in the energy sector and stock selection and overweight versus the Benchmark in the industrials sector were the main contributors to relative performance. The Fund’s stock selection in the consumer discretionary sector and overweight versus the Benchmark in the health care sector detracted from the Fund’s relative performance.

The Fund’s underweight positions versus the Benchmark in Petrobras (Petroleo Brasileiro), a Brazilian energy company, and Vale (Cia Vale Do Rio Doce), a Brazilian iron-ore producer, contributed to relative performance. Both stocks were hurt by declining commodity prices. The Fund’s overweight versus the Benchmark in Copa Holdings S.A., a Panama-based airline, also contributed to relative performance. The stock benefited from positive trends in air passenger travel.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Multiplus S.A., Antofagasta plc and Pacific Rubiales Energy Corp. Brazil-based Multiplus S.A. engages in the operation of customer loyalty programs. The stock declined after the company reported disappointing fourth-quarter net income. Antofagasta plc is a Chile-based copper mining company and Pacific Rubiales Energy Corp. is a Colombian producer of natural gas and heavy crude oil. Both stocks were hurt by declining commodity prices.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings relative to the Benchmark, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. As a result of this process, at the end of the reporting period, the Fund’s largest overweight versus the Benchmark was in the industrials sector and the Fund’s largest underweight versus the Benchmark was in the materials sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Itau Unibanco Holding S.A., ADR, Preference Shares (Brazil)	6.8%
2.	Fomento Economico Mexicano S.A.B. de C.V., ADR (Mexico)	4.1
3.	Banco Bradesco S.A., ADR (Brazil)	3.9
4.	Mexichem S.A.B. de C.V. (Mexico)	3.1
5.	Cia de Bebidas das Americas, ADR, Preference Shares (Brazil)	3.1
6.	Credicorp Ltd. (Peru)	2.7
7.	Copa Holdings S.A., Class A (Panama)	2.7
8.	Grupo Financiero Banorte S.A.B. de C.V., Class O (Mexico)	2.6
9.	BM&FBovespa S.A. (Brazil)	2.4
10.	Compartamos S.A.B. de C.V. (Mexico)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	59.3%
Mexico	24.7
Peru	3.9
Chile	3.3
Panama	2.7
United States	1.9
Colombia	1.6
Luxembourg	1.2
Others (each less than 1.0%)	1.4

* The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

** The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

*** Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	11

JPMorgan Latin America Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		9.37%	5.26%	(0.83)%	6.71%
With Sales Charge**		3.64	(0.25)	(1.89)	5.78
CLASS C SHARES	2/28/07
Without CDSC		9.11	4.74	(1.32)	6.18
With CDSC***		8.11	3.74	(1.32)	6.18
SELECT CLASS SHARES	2/28/07	9.56	5.53	(0.58)	6.98

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Latin America Fund, the MSCI EM Latin America Index and the Lipper Latin American Funds Average from February 28, 2007 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI EM Latin America Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Latin American Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets in Latin America. Investors cannot invest directly in an index. The Lipper Latin American Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

JPMorgan Russia Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	0.59%
Morgan Stanley Capital International (“MSCI”) Russia Index (net of foreign withholding taxes)	0.45%

Net Assets as of 4/30/2013 (In Thousands) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$6,540

INVESTMENT OBJECTIVE**

The JPMorgan Russia Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the MSCI Russia Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2013. The Fund’s stock selection and underweights versus the Benchmark in the energy and utilities sectors were the primary contributors to relative performance. The Fund’s stock selection in the materials and consumer staples sectors detracted from relative performance.

The largest individual contributor to relative performance was the Fund’s underweight position versus the Benchmark in energy company Gazprom OAO. The stock declined on concerns that slowing global demand would hurt the company’s earnings. The Fund’s overweight positions versus the Benchmark in DIXY Group OJSC and Oriflame Cosmetics S.A. also contributed to relative performance. Shares of DIXY Group OJSC benefited from investors’ optimism that the retailer would boost its regional market share. Shares of Oriflame Cosmetics S.A., a seller of cosmetics, gained after the company gave a positive outlook for its fiscal 2012 and raised its dividend payout.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Mechel OAO, Etalon Group Ltd. and Ros Agro plc. Mechel OAO is an integrated mining and steel company whose stock was hurt by concerns about falling commodity prices. Shares of Etalon Group Ltd. declined after the residential real estate developer reported disappointing first-quarter results. Ros Agro plc is a grain and sugar producer. The stock declined after the company missed its profit target for 2012 due to lower sugar prices.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings relative to the Benchmark, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the consumer discretionary sector and the Fund’s largest underweight versus the Benchmark was in the energy sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Lukoil OAO, ADR	10.6%
2.	Sberbank of Russia, ADR	10.2
3.	Magnit OJSC	7.7
4.	Sberbank of Russia	7.5
5.	MMC Norilsk Nickel OJSC, ADR	5.6
6.	Mobile Telesystems OJSC, ADR	3.7
7.	Uralkali OJSC, Reg. S, GDR	3.4
8.	Mobile Telesystems OJSC	3.4
9.	Alliance Oil Co., Ltd. SDR	3.3
10.	Dragon Oil plc (United Arab Emirates)	3.2

PORTFOLIO COMPOSITION BY SECTOR***
Energy	24.9%
Financials	21.6
Consumer Staples	18.9
Materials	14.1
Telecommunication Services	12.3
Consumer Discretionary	3.4
Industrials	2.4
Utilities	1.4
Health Care	1.0
Short-Term Investment	0.0	(g)

(g)	Amount rounds to less than 0.1%.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	13

JPMorgan Russia Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		0.59%	(7.02)%	(10.97)%	(5.37)%
With Sales Charge**		(4.70)	(11.94)	(11.92)	(6.20)
CLASS C SHARES	2/28/07
Without CDSC		0.40	(7.49)	(11.42)	(5.85)
With CDSC***		(0.60)	(8.49)	(11.42)	(5.85)
SELECT CLASS SHARES	2/28/07	0.83	(6.70)	(10.72)	(5.11)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Russia Fund, the MSCI Russia Index and the Lipper Emerging Markets Funds Index from February 28, 2007 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Russia Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Russia Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in Russia. The Lipper Emerging Markets Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

JPMorgan Asia Pacific Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.3%
		Australia — 24.5%
4		Australia & New Zealand Banking Group Ltd.	130
4		BHP Billiton Ltd.	118
5		Challenger Ltd.	22
2		Commonwealth Bank of Australia	184
1		CSL Ltd.	71
4		Downer EDI Ltd.	21
1		Flight Centre Ltd.	29
25		Goodman Fielder Ltd. (a)	20
8		Harvey Norman Holdings Ltd.	24
7		Insurance Australia Group Ltd.	43
2		IOOF Holdings Ltd.	18
2		JB Hi-Fi Ltd.	31
3		Lend Lease Group	37
1		Macquarie Group Ltd.	42
7		Myer Holdings Ltd.	25
3		National Australia Bank Ltd.	90
1		Ramsay Health Care Ltd.	39
—	(h)	Rio Tinto Ltd.	26
14		SP AusNet	18
11		Telstra Corp., Ltd.	57
—	(h)	Wesfarmers Ltd.	10
4		Westpac Banking Corp.	156
1		Woolworths Ltd.	41

			1,252

		China — 12.8%
4		AAC Technologies Holdings, Inc.	17
28		Air China Ltd., Class H	23
136		Bank of China Ltd., Class H	64
110		China Construction Bank Corp., Class H	92
14		China National Building Material Co., Ltd., Class H	17
10		China Oilfield Services Ltd., Class H	20
52		China Petroleum & Chemical Corp., Class H	57
28		China Southern Airlines Co., Ltd., Class H	15
34		Chongqing Rural Commercial Bank, Class H	18
9		CNOOC Ltd.	17
36		Country Garden Holdings Co., Ltd. (a)	20
9		Great Wall Motor Co., Ltd., Class H	37
11		Greentown China Holdings Ltd.	20
13		Guangzhou R&F Properties Co., Ltd., Class H	24
40		Huadian Power International Co., Class H (a)	22
18		Huaneng Power International, Inc., Class H	21
105		Industrial & Commercial Bank of China Ltd., Class H	74
7		Sands China Ltd.	38
28		Sunac China Holdings Ltd.	23

SHARES		SECURITY DESCRIPTION	VALUE($)

		China — Continued
—	(h)	Tencent Holdings Ltd.	14
14		Want Want China Holdings Ltd.	22

			655

		Hong Kong — 12.5%
20		AIA Group Ltd.	91
3		Cheung Kong Holdings Ltd.	45
3		Cheung Kong Infrastructure Holdings Ltd.	22
28		China Gas Holdings Ltd.	28
3		China Mobile Ltd.	33
8		China Resources Land Ltd.	24
11		Dah Sing Banking Group Ltd.	17
9		Galaxy Entertainment Group Ltd. (a)	40
55		Geely Automobile Holdings Ltd.	28
14		Giordano International Ltd.	14
5		Great Eagle Holdings Ltd.	21
—	(h)	Jardine Matheson Holdings Ltd.	26
1		Jardine Strategic Holdings Ltd.	31
34		Lee & Man Paper Manufacturing Ltd.	25
11		Melco International Development Ltd.	22
17		New World Development Co., Ltd.	30
10		NWS Holdings Ltd.	18
11		Shimao Property Holdings Ltd.	23
39		Skyworth Digital Holdings Ltd.	32
4		Wharf Holdings Ltd.	36
6		Wheelock & Co., Ltd.	33

			639

		Indonesia — 6.0%
220		Alam Sutera Realty Tbk PT	24
29		Bank Mandiri Persero Tbk PT	31
53		Bank Negara Indonesia Persero Tbk PT	29
40		Bank Rakyat Indonesia Persero Tbk PT	39
70		Charoen Pokphand Indonesia Tbk PT	36
138		Ciputra Development Tbk PT	20
16		Matahari Department Store Tbk PT (a)	20
53		Perusahaan Gas Negara Persero Tbk PT	34
15		Semen Indonesia Persero Tbk PT	28
26		Telekomunikasi Indonesia Persero Tbk PT	31
64		Wijaya Karya Persero Tbk PT	16

			308

		Malaysia — 0.9%
3		Malayan Banking Bhd	10
3		Petronas Dagangan Bhd	20
8		Top Glove Corp. Bhd	18

			48

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	15

JPMorgan Asia Pacific Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		New Zealand — 1.1%
6		Ryman Healthcare Ltd.	32
11		Telecom Corp. of New Zealand Ltd.	24

			56

		Philippines — 3.9%
58		Alliance Global Group, Inc.	33
17		BDO Unibank, Inc. (a)	37
1		GT Capital Holdings, Inc.	15
321		Megaworld Corp.	32
9		Metropolitan Bank & Trust	29
22		Puregold Price Club, Inc.	22
6		Security Bank Corp.	31

			199

		Singapore — 1.3%
3		Keppel Corp., Ltd.	26
1		Keppel REIT	1
7		UOL Group Ltd.	41

			68

		South Korea — 13.1%
1		BS Financial Group, Inc.	18
—	(h)	Daelim Industrial Co., Ltd.	17
—	(h)	GS Home Shopping, Inc.	24
1		Halla Visteon Climate Control Corp.	18
1		Hana Financial Group, Inc.	31
—	(h)	Hyundai Mobis	32
—	(h)	Hyundai Motor Co.	61
1		Kia Motors Corp.	28
1		Korea Electric Power Corp. (a)	24
1		KT Corp.	18
—	(h)	LG Corp.	25
—	(h)	POSCO	24
—	(h)	Samsung Electronics Co., Ltd.	246
1		Samsung Heavy Industries Co., Ltd.	26
1		Shinhan Financial Group Co., Ltd.	35
—	(h)	SK Holdings Co., Ltd.	19
—	(h)	SK Telecom Co., Ltd.	25

			671

		Taiwan — 11.4%
4		Advantech Co., Ltd.	19
2		Asustek Computer, Inc.	28
5		Catcher Technology Co., Ltd.	25
25		Cathay Financial Holding Co., Ltd.	34
9		Chailease Holding Co., Ltd. (a)	27
7		Cheng Shin Rubber Industry Co., Ltd.	24

SHARES	SECURITY DESCRIPTION	VALUE($)

	Taiwan — Continued
9	Chicony Electronics Co., Ltd.	27
14	Chipbond Technology Corp.	36
14	Compal Communications, Inc. (a)	18
6	Delta Electronics, Inc.	29
6	Elan Microelectronics Corp.	16
24	Fubon Financial Holding Co., Ltd.	34
13	Lite-On Technology Corp.	23
7	Novatek Microelectronics Corp.	34
12	Pegatron Corp. (a)	20
7	Ruentex Development Co., Ltd.	14
42	Taiwan Semiconductor Manufacturing Co., Ltd.	156
1	TPK Holding Co., Ltd.	20

		584

	Thailand — 4.9%
7	Airports of Thailand PCL	32
15	Bangchak Petroleum PCL	18
5	Kasikornbank PCL, NVDR	33
9	Kiatnakin Bank PCL	22
42	Krung Thai Bank PCL	36
41	Land and Houses PCL	18
7	PTT Global Chemical PCL	18
2	PTT PCL	25
104	Sansiri PCL	16
5	Siam Commercial Bank PCL	31

		249

	United Kingdom — 0.5%
2	HSBC Holdings plc	27

	United States — 0.4%
1	News Corp., Class B	20

	Total Common Stocks (Cost $3,944)	4,776

Structured Instruments — 6.3%
	India — 6.3%
	Low Exercise Call Warrants — 6.3%
2	HCL Technologies Ltd., expiring 09/06/13 (issued through UBS AG) (a)	30
3	HDFC Bank Ltd., expiring 06/29/15 (issued through UBS AG) (a)	39
6	ITC Ltd., expiring 06/26/13 (issued through UBS AG) (a)	35
1	Mahindra & Mahindra Ltd., expiring 08/08/13 (issued through UBS AG) (a)	19
1	Maruti Suzuki India Ltd., expiring 01/28/14 (issued through BNP Paribas) (a)	23

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Structured Instruments — Continued
	India — Continued
5	Power Finance Corp. Ltd., expiring 09/17/13 (issued through UBS AG) (a)	19
2	Reliance Industries Ltd., expiring 01/20/14 (issued through BNP Paribas) (a)	29
4	Rural Electrification Corp. Ltd., expiring 06/29/15 (issued through UBS AG) (a)	17
2	Sun Pharmaceutical Industries Ltd., expiring 06/29/15 (issued through UBS AG) (a)	41
4	Tata Motors Ltd., expiring 11/08/13 (issued through BNP Paribas) (a)	23
2	Tech Mahindra Ltd., expiring 09/30/13 (issued through UBS AG) (a)	28
6	United Phosphorus Ltd., expiring 04/25/14 (issued through BNP Paribas) (a)	16

	Total Structured Instruments (Cost $291)	319

	Total Investments — 99.6% (Cost $4,235)	5,095
	Other Assets in Excess of Liabilities — 0.4%	21

	NET ASSETS — 100.0%	$5,116

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	25.6%
Real Estate Management & Development	9.8
Semiconductors & Semiconductor Equipment	9.6
Automobiles	4.3
Industrial Conglomerates	3.5
Metals & Mining	3.3
Insurance	3.3
Oil, Gas & Consumable Fuels	3.3
Computers & Peripherals	2.8
Diversified Financial Services	2.6
Diversified Telecommunication Services	2.6
Hotels, Restaurants & Leisure	2.5
Food Products	1.5
Auto Components	1.5
Food & Staples Retailing	1.4
Health Care Providers & Services	1.4
Biotechnology	1.4
Multiline Retail	1.4
Electric Utilities	1.3
Gas Utilities	1.2
Capital Markets	1.2
Wireless Telecommunication Services	1.1
IT Services	1.1
Electronic Equipment, Instruments & Components	1.0
Others (each less than 1.0%)	11.3

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	17

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.5%
	China — 41.4%
1,059	AAC Technologies Holdings, Inc.	5,183
11,225	Agricultural Bank of China Ltd., Class H	5,379
525	Anhui Conch Cement Co., Ltd., Class H	1,906
18,999	China Construction Bank Corp., Class H	15,946
6,740	China Eastern Airlines Corp., Ltd., Class H (a)	2,708
3,769	China Minsheng Banking Corp., Ltd., Class H	4,849
1,618	China National Building Material Co., Ltd., Class H	1,915
1,732	China Oilfield Services Ltd., Class H	3,424
7,872	China Petroleum & Chemical Corp., Class H	8,687
2,434	China Shipping Development Co., Ltd., Class H	1,047
3,835	China Vanke Co., Ltd., Class B	7,822
803	CITIC Securities Co., Ltd., Class H	1,824
2,292	CNOOC Ltd.	4,293
993	Great Wall Motor Co., Ltd., Class H	4,314
16,683	Industrial & Commercial Bank of China Ltd., Class H	11,760
2,709	Intime Department Store Group Co., Ltd.	3,219
509	New China Life Insurance Co., Ltd., Class H	1,898
1,594	PetroChina Co., Ltd., Class H	2,032
670	Ping An Insurance Group Co. of China Ltd., Class H	5,314
1,205	Sands China Ltd.	6,335
1,123	Sun Art Retail Group Ltd.	1,570
382	Tencent Holdings Ltd.	13,189
3,471	Want Want China Holdings Ltd.	5,514

		120,128

	Hong Kong — 28.4%
3,173	AIA Group Ltd.	14,115
1,848	Belle International Holdings Ltd.	3,021
671	BOC Hong Kong Holdings Ltd.	2,312
590	Cheung Kong Holdings Ltd.	8,899
474	China Mobile Ltd.	5,216
1,270	China Overseas Land & Investment Ltd.	3,878
2,560	China Pharmaceutical Group Ltd. (a)	1,237
2,320	China Resources Gas Group Ltd.	6,514
1,198	China Resources Land Ltd.	3,631
1,129	Galaxy Entertainment Group Ltd. (a)	5,069
7,054	GCL-Poly Energy Holdings Ltd.	1,433
3,360	Geely Automobile Holdings Ltd.	1,694
505	Hutchison Whampoa Ltd.	5,494
41	Jardine Matheson Holdings Ltd.	2,657
993	Lifestyle International Holdings Ltd.	2,195
3,566	Midland Holdings Ltd.	1,648
2,695	New World Development Co., Ltd.	4,711

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — Continued
394	Orient Overseas International Ltd.	2,342
682	Wharf Holdings Ltd.	6,089

		82,155

	Italy — 1.6%
520	Prada S.p.A.	4,691

	Taiwan — 28.1%
2,454	Advanced Semiconductor Engineering, Inc.	2,140
254	Asustek Computer, Inc.	2,959
1,206	Cheng Shin Rubber Industry Co., Ltd.	4,090
3,267	China Life Insurance Co., Ltd. (a)	3,323
508	China Steel Chemical Corp.	2,472
1,081	Compal Communications, Inc. (a)	1,402
739	Delta Electronics, Inc.	3,546
5,936	E.Sun Financial Holding Co., Ltd.	3,587
760	Epistar Corp.	1,342
566	Huaku Development Co., Ltd.	1,627
5,695	Innolux Corp. (a)	3,566
30	Largan Precision Co., Ltd.	821
1,884	Lite-On Technology Corp.	3,393
352	MediaTek, Inc.	4,296
733	Nan Ya Plastics Corp.	1,463
502	Novatek Microelectronics Corp.	2,454
1,813	Pegatron Corp. (a)	2,972
2,404	Prince Housing & Development Corp.	1,721
1,802	Ruentex Development Co., Ltd.	3,533
5,577	Taiwan Semiconductor Manufacturing Co., Ltd.,	20,699
51	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	970
189	TPK Holding Co., Ltd.	3,849
1,666	Uni-President Enterprises Corp.	3,282
5,014	United Microelectronics Corp.	1,921

		81,428

	Total Investments — 99.5% (Cost $279,600)	288,402
	Other Assets in Excess of Liabilities — 0.5%	1,541

	NET ASSETS — 100.0%	$289,943

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	15.2%
Real Estate Management & Development	15.1
Semiconductors & Semiconductor Equipment	12.2
Insurance	8.5
Oil, Gas & Consumable Fuels	5.2
Internet Software & Services	4.6
Electronic Equipment, Instruments & Components	4.1
Hotels, Restaurants & Leisure	4.0
Computers & Peripherals	3.2
Food Products	3.1
Industrial Conglomerates	2.8
Communications Equipment	2.3

INDUSTRY	PERCENTAGE
Gas Utilities	2.3%
Automobiles	2.1
Multiline Retail	1.9
Wireless Telecommunication Services	1.8
Textiles, Apparel & Luxury Goods	1.6
Auto Components	1.4
Chemicals	1.4
Construction Materials	1.3
Energy Equipment & Services	1.2
Marine	1.2
Specialty Retail	1.0
Others (each less than 1.0%)	2.5

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	19

JPMorgan India Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 100.6%
		Consumer Discretionary — 11.2%
		Auto Components — 1.7%
16		Balkrishna Industries Ltd.	77
—	(h)	Bosch Ltd.	81
22		Exide Industries Ltd.	53

			211

		Automobiles — 7.9%
25		Mahindra & Mahindra Ltd.	427
5		Maruti Suzuki India Ltd.	152
70		Tata Motors Ltd.	386

			965

		Hotels, Restaurants & Leisure — 0.2%
17		EIH Ltd.	20

		Media — 1.4%
23		DB Corp., Ltd.	105
70		Navneet Publications India Ltd.	74

			179

		Total Consumer Discretionary	1,375

		Consumer Staples — 7.3%
		Food Products — 0.9%
126		Balrampur Chini Mills Ltd. (a)	110

		Tobacco — 6.4%
128		ITC Ltd.	782

		Total Consumer Staples	892

		Energy — 7.5%
		Oil, Gas & Consumable Fuels — 7.5%
16		Bharat Petroleum Corp., Ltd.	122
16		Great Eastern Shipping Co., Ltd. (The)	63
50		Reliance Industries Ltd.	738

		Total Energy	923

		Financials — 36.4%
		Capital Markets — 0.2%
16		Motilal Oswal Financial Services Ltd.	25

		Commercial Banks — 13.6%
85		HDFC Bank Ltd.	1,076
51		IndusInd Bank Ltd.	442
14		ING Vysya Bank Ltd.	154

			1,672

		Consumer Finance — 3.0%
68		Mahindra & Mahindra Financial Services Ltd.	287
6		Shriram Transport Finance Co., Ltd.	84

			371

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — 7.5%
189	IDFC Ltd.	538
29	Kotak Mahindra Bank Ltd.	385

		923

	Real Estate Management & Development — 2.1%
11	Godrej Properties Ltd.	132
26	Oberoi Realty Ltd.	119

		251

	Thrifts & Mortgage Finance — 10.0%
46	Gruh Finance Ltd.	162
68	Housing Development Finance Corp.	1,067

		1,229

	Total Financials	4,471

	Health Care — 7.6%
	Life Sciences Tools & Services — 1.4%
8	Divi’s Laboratories Ltd.	168

	Pharmaceuticals — 6.2%
6	Dr Reddy’s Laboratories Ltd.	235
8	Lupin Ltd.	101
24	Sun Pharmaceutical Industries Ltd.	422

		758

	Total Health Care	926

	Industrials — 3.5%
	Air Freight & Logistics — 0.3%
44	Transport Corp of India Ltd.	44

	Electrical Equipment — 1.1%
38	Bharat Heavy Electricals Ltd.	136

	Machinery — 1.1%
14	Cummins India Ltd.	134

	Transportation Infrastructure — 1.0%
135	Gujarat Pipavav Port Ltd. (a)	121

	Total Industrials	435

	Information Technology — 11.4%
	IT Services — 11.4%
16	Infosys Ltd.	656
4	Infosys Ltd., ADR	157
17	Tata Consultancy Services Ltd.	429
24	Wipro Ltd.	157

	Total Information Technology	1,399

	Materials — 12.5%
	Chemicals — 1.5%
33	Godrej Industries Ltd.	191

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Construction Materials — 10.7%
17	ACC Ltd.	380
109	Ambuja Cements Ltd.	377
3	Grasim Industries Ltd.	166
129	HeidelbergCement India Ltd. (a)	92
37	JK Lakshmi Cement Ltd.	67
1	Shree Cement Ltd.	76
4	Ultratech Cement Ltd.	154

		1,312

	Metals & Mining — 0.3%
17	Hindalco Industries Ltd.	32

	Total Materials	1,535

	Telecommunication Services — 1.7%
	Wireless Telecommunication Services — 1.7%
35	Bharti Airtel Ltd.	205

	Utilities — 1.5%
	Independent Power Producers & Energy Traders — 1.5%
62	NTPC Ltd.	182

	Total Investments — 100.6% (Cost $11,604)	12,343
	Liabilities in Excess of Other Assets — (0.6)%	(76)

	NET ASSETS — 100.0%	$12,267

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	21

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.4%
	Austria — 1.3%
21	OMV AG (m)	969
13	Voestalpine AG (m)	416

		1,385

	Belgium — 1.9%
32	Delhaize Group S.A. (m)	1,999

	Denmark — 2.0%
6	Novo Nordisk A/S, Class B (m)	1,070
34	Pandora A/S (m)	1,031

		2,101

	France — 12.6%
106	AXA S.A. (m)	1,993
16	BNP Paribas S.A. (m)	881
120	Credit Agricole S.A. (a) (m)	1,100
50	European Aeronautic Defence and Space Co. N.V. (m)	2,668
83	France Telecom S.A. (m)	886
148	Natixis (m)	649
7	Renault S.A. (m)	468
20	Sanofi (m)	2,150
30	Teleperformance (m)	1,326
24	Thales S.A. (m)	1,030

		13,151

	Germany — 8.1%
13	Brenntag AG (m)	2,245
4	Continental AG (a) (m)	495
15	Deutsche Bank AG (m)	686
16	Deutsche Lufthansa AG (m)	320
7	Duerr AG (m)	819
8	Hannover Rueckversicherung SE (m)	697
11	Merck KGaA (m)	1,666
8	Muenchener Rueckversicherungs AG (m)	1,558

		8,486

	Ireland — 3.6%
5,361	Bank of Ireland (a) (m)	1,194
129	Ryanair Holdings plc (m)	1,009
101	Smurfit Kappa Group plc (m)	1,506

		3,709

	Italy — 2.4%
33	Azimut Holding S.p.A. (m)	622
52	Banca Generali S.p.A. (m)	1,077
32	Eni S.p.A. (m)	768

		2,467

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — 5.1%
353	Aegon N.V. (m)	2,359
19	ASML Holding N.V. (m)	1,418
22	Koninklijke Philips Electronics N.V. (m)	612
43	Wolters Kluwer N.V. (m)	951

		5,340

	Norway — 2.9%
13	Fred Olsen Energy ASA (m)	557
743	Marine Harvest ASA (a) (m)	773
35	Norwegian Air Shuttle A.S. (a) (m)	1,702

		3,032

	Spain — 2.0%
36	Repsol S.A. (m)	853
84	Telefonica S.A. (m)	1,228

		2,081

	Sweden — 8.1%
64	NCC AB, Class B (m)	1,516
87	Svenska Cellulosa AB, Class B (m)	2,257
121	Swedbank AB, Class A (m)	2,989
132	Telefonaktiebolaget LM Ericsson, Class B (m)	1,642

		8,404

	Switzerland — 9.8%
9	Actelion Ltd. (a) (m)	541
36	Credit Suisse Group AG (a) (m)	991
4	EFG Financial Products Holding AG (a) (m)	230
131	Ferrexpo plc (m)	367
25	Nestle S.A. (m)	1,785
20	Novartis AG (m)	1,504
7	Roche Holding AG (m)	1,792
65	STMicroelectronics N.V. (m)	568
2	Syngenta AG (m)	1,032
81	UBS AG (m)	1,438

		10,248

	United Kingdom — 38.6%
96	ARM Holdings plc (m)	1,498
257	Ashtead Group plc (m)	2,350
69	Babcock International Group plc (m)	1,142
383	Barclays plc (m)	1,708
461	Barratt Developments plc (a) (m)	2,232
46	Berkeley Group Holdings plc (m)	1,504
36	British American Tobacco plc (m)	2,017
404	BT Group plc (m)	1,739
148	Countrywide plc (a) (m)	1,070
223	Crest Nicholson Holdings plc (a) (m)	1,107

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	United Kingdom — Continued
93	Daily Mail & General Trust plc, Class A (m)	991
79	Diageo plc (m)	2,425
65	easyJet plc (m)	1,125
284	GKN plc (m)	1,217
41	GlaxoSmithKline plc (m)	1,049
792	ITV plc (m)	1,548
136	Lancashire Holdings Ltd. (m)	1,788
1,882	Lloyds Banking Group plc (a) (m)	1,599
45	Micro Focus International plc (m)	473
10	Next plc (m)	709
373	Old Mutual plc (m)	1,190
99	Persimmon plc (m)	1,669
129	Persimmon plc (m)	150
124	Prudential plc (m)	2,130
17	Reckitt Benckiser Group plc (m)	1,223
186	Standard Life plc (m)	1,084
1,518	Taylor Wimpey plc (m)	2,196
365	Vodafone Group plc (m)	1,114
4	Whitbread plc (m)	148

		40,195

	Total Common Stocks (Cost $84,666)	102,598

Preferred Stock — 1.1%
	Germany — 1.1%
28	ProSiebenSat.1 Media AG (m) (Cost $666)	1,065

Short-Term Investment — 0.2%
	Investment Company — 0.2%
250	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $250)	250

	Total Investments — 99.7% (Cost $85,582)	103,913
	Other Assets in Excess of Liabilities — 0.3%	354

	NET ASSETS — 100.0%	$104,267

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Insurance	12.3%
Commercial Banks	9.7
Pharmaceuticals	8.9
Household Durables	8.5
Capital Markets	4.9
Trading Companies & Distributors	4.4
Media	4.4
Airlines	4.0
Diversified Telecommunication Services	3.7
Aerospace & Defense	3.6
Semiconductors & Semiconductor Equipment	3.4
Household Products	3.3
Oil, Gas & Consumable Fuels	2.5
Food Products	2.5
Beverages	2.3
Tobacco	1.9
Food & Staples Retailing	1.9
Auto Components	1.6
Communications Equipment	1.6
Construction & Engineering	1.5
Containers & Packaging	1.4
Professional Services	1.3
Commercial Services & Supplies	1.1
Wireless Telecommunication Services	1.1
Real Estate Management & Development	1.0
Chemicals	1.0
Textiles, Apparel & Luxury Goods	1.0
Others (each less than 1.0%)	5.0
Short-Term Investment	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	23

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 86.8%
	Bermuda — 0.5%
49	Wilson Sons Ltd., BDR (m)	670

	Brazil — 47.4%
121	Anhanguera Educacional Participacoes S.A. (m)	2,185
112	Arezzo Industria e Comercio S.A. (m)	2,359
285	Banco Bradesco S.A., ADR (m)	4,726
98	Banco do Brasil S.A. (m)	1,236
427	BM&FBovespa S.A. (m)	2,961
134	BR Properties S.A. (m)	1,482
69	BRF - Brasil Foods S.A. (m)	1,722
67	BRF - Brasil Foods S.A., ADR (m)	1,676
109	CCR S.A. (m)	1,070
88	Cia de Bebidas das Americas, ADR, Preference Shares (m)	3,710
104	Cia Energetica de Minas Gerais, ADR (m)	1,329
46	Cielo S.A. (m)	1,218
235	Duratex S.A. (m)	1,764
263	Embraer S.A. (m)	2,290
127	Ez Tec Empreendimentos e Participacoes S.A. (m)	1,735
138	Iochpe-Maxion S.A. (m)	1,699
490	Itau Unibanco Holding S.A., ADR, Preference Shares (m)	8,243
115	Localiza Rent a Car S.A. (m)	2,044
72	Lojas Renner S.A. (m)	2,752
161	LPS Brasil Consultoria de Imoveis S.A. (m)	1,652
77	Mills Estruturas e Servicos de Engenharia S.A. (m)	1,268
319	MRV Engenharia e Participacoes S.A. (m)	1,373
88	Multiplus S.A. (m)	1,451
326	Odontoprev S.A. (m)	1,625
112	Souza Cruz S.A. (m)	1,721
52	Ultrapar Participacoes S.A., ADR (m)	1,380
67	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A (m)	1,241
93	WEG S.A. (m)	1,234

		59,146

	Chile — 2.8%
3,486	CFR Pharmaceuticals S.A. (m)	900
228	S.A.C.I. Falabella (m)	2,609

		3,509

	Colombia — 1.6%
95	Pacific Rubiales Energy Corp. (m)	2,017

	Luxembourg — 1.2%
33	Tenaris S.A., ADR (m)	1,472

SHARES	SECURITY DESCRIPTION	VALUE($)

	Mexico — 24.1%
1,133	Alfa S.A.B. de C.V., Class A (m)	2,631
103	America Movil S.A.B. de C.V., Series L, ADR (m)	2,205
255	Cemex S.A.B. de C.V., ADR (a) (m)	2,871
1,767	Compartamos S.A.B. de C.V. (m)	2,939
488	Fibra Uno Administracion S.A. de C.V. (m)	1,874
44	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	4,977
15	Grupo Aeroportuario del Sureste S.A.B de C.V., ADR (m)	1,907
425	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	3,200
278	Infraestructura Energetica Nova S.A.B. de C.V. (a) (m)	948
744	Mexichem S.A.B. de C.V. (m)	3,795
114	Promotora y Operadora de Infraestructura S.A.B. de C.V. (a) (m)	1,014
527	Wal-Mart de Mexico S.A.B. de C.V., Series V (m)	1,672

		30,033

	Panama — 2.6%
26	Copa Holdings S.A., Class A (m)	3,282

	Peru — 3.8%
22	Credicorp Ltd. (m)	3,320
40	Intercorp Financial Services, Inc. (m)	1,396

		4,716

	United Kingdom — 0.9%
78	Antofagasta plc (m)	1,091

	United States — 1.9%
45	First Cash Financial Services, Inc. (a) (m)	2,324

	Total Common Stocks (Cost $92,205)	108,260

Preferred Stocks — 10.8%
	Brazil — 10.4%
200	Alpargatas S.A. (m)	1,336
23	Banco Bradesco S.A. (m)	372
274	Banco do Estado do Rio Grande do Sul S.A., Class B (m)	2,304
43	Cia Brasileira de Distribuicao Grupo Pao de Acucar (m)	2,349
211	Gerdau S.A. (m)	1,648
356	Itausa - Investimentos Itau S.A. (m)	1,761
240	Marcopolo S.A. (m)	1,597
62	Telefonica Brasil S.A. (m)	1,641

		13,008

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — Continued
		Chile — 0.4%
10		Sociedad Quimica y Minera de Chile S.A., Class B (m)	486

		Total Preferred Stocks (Cost $13,178)	13,494

NUMBER OF RIGHTS
Rights — 0.0% (g)
		Consumer Staples — 0.0% (g)
		Brazil — 0.0% (g)
—	(h)	Cia Brasileira de Distribuicao Grupo Pao de Acucar, expiring 05/21/13 (a) (Cost $—)	—	(h)

		Total Investments — 97.6% (Cost $105,383)	121,754
		Other Assets in Excess of Liabilities — 2.4%	2,936

		NET ASSETS — 100.0%	$124,690

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	20.7%
Beverages	7.1
Multiline Retail	4.4
Consumer Finance	4.3
Machinery	3.7
Diversified Financial Services	3.6
Chemicals	3.5
Food & Staples Retailing	3.3
Textiles, Apparel & Luxury Goods	3.0
Transportation Infrastructure	3.0
Food Products	2.8
Oil, Gas & Consumable Fuels	2.8
Airlines	2.7
Real Estate Management & Development	2.6
Household Durables	2.6
Construction Materials	2.4
Metals & Mining	2.2
Commercial Services & Supplies	2.2
Industrial Conglomerates	2.2
Aerospace & Defense	1.9
Wireless Telecommunication Services	1.8
Diversified Consumer Services	1.8
Road & Rail	1.7
Real Estate Investment Trusts (REITs)	1.5
Paper & Forest Products	1.4
Tobacco	1.4
Diversified Telecommunication Services	1.3
Health Care Providers & Services	1.3
Energy Equipment & Services	1.2
Electric Utilities	1.1
Trading Companies & Distributors	1.0
IT Services	1.0
Others (each less than 1.0%)	2.5

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	25

JPMorgan Russia Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.2%
	Consumer Discretionary — 3.3%
	Automobiles — 2.7%
9	Sollers OJSC	179

	Media — 0.6%
3	CTC Media, Inc. (m)	41

	Total Consumer Discretionary	220

	Consumer Staples — 18.8%
	Food & Staples Retailing — 10.6%
15	DIXY Group OJSC (a) (m)	194
2	Magnit OJSC (m)	498

		692

	Food Products — 5.8%
13	Cherkizovo Group OJSC, Reg. S, GDR (a) (m)	143
7	Kernel Holding S.A., (Ukraine) (a) (m)	123
22	Ros Agro plc, Reg. S, GDR (a) (m)	110

		376

	Personal Products — 2.4%
4	Oriflame Cosmetics S.A., SDR, (Luxembourg) (m)	159

	Total Consumer Staples	1,227

	Energy — 24.6%
	Energy Equipment & Services — 0.8%
1	Eurasia Drilling Co., Ltd., (Cyprus), Reg. S, GDR (m)	55

	Oil, Gas & Consumable Fuels — 23.8%
27	Alliance Oil Co., Ltd, SDR (a) (m)	215
21	Dragon Oil plc, (United Arab Emirates) (m)	205
4	Gazprom OAO, ADR (m)	28
2	KazMunaiGas Exploration Production JSC, (Kazakhstan), Reg. S, GDR (m)	29
11	Lukoil OAO, ADR (m)	687
1	NovaTek OAO, Reg. S, GDR (m)	130
3	Tatneft OAO, ADR (m)	124
13	Zhaikmunai LP, (United Kingdom), Reg. S, GDR (m)	139

		1,557

	Total Energy	1,612

	Financials — 21.5%
	Commercial Banks — 18.6%
24	Bank St. Petersburg OJSC (m)	30
5	Halyk Savings Bank of Kazakhstan JSC, (Kazakhstan), Reg. S, GDR (a) (m)	39
152	Sberbank of Russia (m)	484
51	Sberbank of Russia, ADR (m)	660

		1,213

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 2.9%
39	Etalon Group Ltd., (United Kingdom), Reg. S, GDR (a) (m)	170
42	HALS-Development JSC, Reg. S, GDR (a) (m)	19

		189

	Total Financials	1,402

	Health Care — 1.0%
	Pharmaceuticals — 1.0%
3	Veropharm (a)	66

	Industrials — 2.4%
	Construction & Engineering — 2.4%
33	Mostotrest (m)	158

	Materials — 13.5%
	Chemicals — 3.4%
6	Uralkali OJSC, Reg. S, GDR (m)	220

	Construction Materials — 0.2%
22	Steppe Cement Ltd., (Malaysia) (a) (m)	10

	Metals & Mining — 9.9%
19	Magnitogorsk Iron & Steel Works, Reg. S, GDR (m)	57
31	Mechel, ADR (m)	36
24	MMC Norilsk Nickel OJSC, ADR (m)	365
5	Novolipetsk Steel OJSC, Reg. S, GDR (m)	92
3	Polymetal International plc (m)	33
8	Severstal OAO, Reg. S, GDR (m)	65

		648

	Total Materials	878

	Telecommunication Services — 10.7%
	Wireless Telecommunication Services — 10.7%
3	KCell JSC, (Kazakhstan) (a) (e)	47
25	Mobile Telesystems OJSC (m)	218
12	Mobile Telesystems OJSC, ADR (m)	242
10	Sistema JSFC, Reg. S, GDR (m)	197

	Total Telecommunication Services	704

	Utilities — 1.4%
	Electric Utilities — 1.4%
125	Lenenergo OAO (a) (m)	19
1,718	Russian Grids OAO (a)	74

	Total Utilities	93

	Total Common Stocks (Cost $4,881)	6,360

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — 2.0%
		Materials — 0.5%
		Metals & Mining — 0.5%
17		Mechel (m)	35

		Telecommunication Services — 1.5%
		Diversified Telecommunication Services — 1.5%
36		Rostelecom OJSC (m)	95

		Total Preferred Stocks (Cost $407)	130

Short-Term Investment — 0.0% (g)
		Investment Company — 0.0% (g)
—	(h)	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (Cost $— (h))	—	(h)

		Total Investments — 99.2% (Cost $5,288)	6,490

		Other Assets in Excess of Liabilities — 0.8%	50

		NET ASSETS — 100.0%	$6,540

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	27

J.P. Morgan Country/Region Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

ADR	— American Depositary Receipt
BDR	— Brazilian Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non Voting Depositary Receipt
SDR	— Swedish Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than 1,000 (shares or dollars).
(l)	— The rate shown is the current yield as of April 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are as follows (amounts in thousands):

Fund	Value	Percentage
Asia Pacific Fund	$4,775	93.7%
China Region Fund	287,431	99.7
India Fund	12,186	98.7
Intrepid European Fund	103,513	99.6
Latin America Fund	1,090	0.9
Russia Fund	6,009	92.6

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)

	Asia Pacific Fund		China Region Fund		India Fund
ASSETS:
Investments in non-affiliates, at value	$5,095		$288,402		$12,343
Cash	104		1,346		32
Foreign currency, at value	35		1,856		—	(a)
Receivables:
Investment securities sold	41		1,698		—
Fund shares sold	—	(a)	461		8
Dividends from non-affiliates	9		110		—
Due from Advisor	10		—		7
Prepaid expenses	—		5		4

Total Assets	5,294		293,878		12,394

LIABILITIES:
Payables:
Investment securities purchased	92		3,528		6
Fund shares redeemed	—		58		24
Accrued liabilities:
Investment advisory fees	—		267		—
Administration fees	—		19		—
Shareholder servicing fees	—		17		—
Distribution fees	—	(a)	2		3
Custodian and accounting fees	43		4		24
Trustees’ and Chief Compliance Officer’s fees	—		—		—	(a)
Transfer agent fees	1		4		8
Audit fees	35		36		58
Other	7		—	(a)	4

Total Liabilities	178		3,935		127

Net Assets	$5,116		$289,943		$12,267

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

	Asia Pacific Fund	China Region Fund	India Fund
NET ASSETS:
Paid-in-Capital	$4,346	$298,653	$34,197
Accumulated undistributed (distributions in excess of) net investment income	(1)	(882)	(175)
Accumulated net realized gains (losses)	(89)	(16,633)	(22,494)
Net unrealized appreciation (depreciation)	860	8,805	739

Total Net Assets	$5,116	$289,943	$12,267

Net Assets:
Class A	$787	$4,341	$5,944
Class C	275	1,649	2,655
Select Class	4,054	283,953	3,668

Total	$5,116	$289,943	$12,267

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	43	221	411
Class C	15	86	190
Select Class	221	14,395	250

Net Asset Value: (a)
Class A — Redemption price per share	$18.33	$19.63	$14.45
Class C — Offering price per share (b)	18.30	19.25	14.03
Select Class — Offering and redemption price per share	18.37	19.73	14.67
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.35	$20.72	$15.25

Cost of investments in non-affiliates	$4,235	$279,600	$11,604
Cost of foreign currency	35	1,853	— (c)

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid European Fund		Latin America Fund		Russia Fund
ASSETS:
Investments in non-affiliates, at value	$103,663		$121,754		$6,490
Investments in affiliates, at value	250		—		—	(a)

Total investment securities, at value	103,913		121,754		6,490
Cash	137		—		22
Foreign currency, at value	257		3,550		2
Receivables:
Investment securities sold	4,118		982		16
Fund shares sold	94		323		16
Dividends from non-affiliates	264		330		55
Dividends from affiliates	—		—	(a)	—
Tax reclaims	187		—		—
Due from Advisor	—		—		17
Prepaid expenses	—		2		—

Total Assets	108,970		126,941		6,618

LIABILITIES:
Payables:
Due to custodian	—		631		—
Investment securities purchased	4,444		1,342		—
Fund shares redeemed	130		66		6
Accrued liabilities:
Investment advisory fees	26		106		—
Administration fees	—		9		—
Shareholder servicing fees	18		10		—
Distribution fees	21		9		2
Custodian and accounting fees	39		30		16
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—
Transfer agent fees	—		7		6
Audit fees	23		40		45
Other	2		1		3

Total Liabilities	4,703		2,251		78

Net Assets	$104,267		$124,690		$6,540

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

	Intrepid European Fund	Latin America Fund	Russia Fund
NET ASSETS:
Paid-in-Capital	$289,448	$124,026	$6,393
Accumulated undistributed (distributions in excess of) net investment income	749	295	(37)
Accumulated net realized gains (losses)	(204,266)	(16,010)	(1,018)
Net unrealized appreciation (depreciation)	18,336	16,379	1,202

Total Net Assets	$104,267	$124,690	$6,540

Net Assets:
Class A	$57,544	$28,947	$3,027
Class B	5,091	—	—
Class C	10,438	4,867	2,220
Institutional Class	13,005	—	—
Select Class	18,189	90,876	1,293

Total	$104,267	$124,690	$6,540

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,760	1,437	296
Class B	268	—	—
Class C	554	245	222
Institutional Class	609	—	—
Select Class	860	4,475	125

Net Asset Value: (a)
Class A — Redemption price per share	$20.85	$20.15	$10.22
Class B — Offering price per share (b)	18.96	—	—
Class C — Offering price per share (b)	18.82	19.83	9.98
Institutional Class — Offering and redemption price per share	21.36	—	—
Select Class — Offering and redemption price per share	21.16	20.31	10.37
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.01	$21.27	$10.79

Cost of investments in non-affiliates	$85,332	$105,383	$5,288
Cost of investments in affiliates	250	—	— (c)
Cost of foreign currency	257	3,544	2

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

	Asia Pacific Fund	China Region Fund	India Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$45	$187	$25
Foreign taxes withheld	(2)	—	—

Total investment income	43	187	25

EXPENSES:
Investment advisory fees	20	826	91
Administration fees	2	56	6
Distribution fees:
Class A	1	6	8
Class C	1	6	11
Shareholder servicing fees:
Class A	1	6	8
Class C	— (a)	2	4
Select Class	4	157	6
Custodian and accounting fees	64	118	52
Professional fees	35	38	61
Interest expense to affiliates	—	—	— (a)
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	— (a)
Printing and mailing costs	3	2	3
Registration and filing fees	15	17	15
Transfer agent fees	3	11	14
Offering costs	2	—	—
Other	6	2	3

Total expenses	157	1,247	282

Less amounts waived	(27)	(177)	(115)
Less expense reimbursements	(100)	(2)	(32)

Net expenses	30	1,068	135

Net investment income (loss)	13	(881)	(110)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	5	(2,668)	386
Foreign currency transactions	(2)	(12)	(20)

Net realized gain (loss)	3	(2,680)	366

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	549	6,783	268
Foreign currency translations	— (a)	3	— (a)

Change in net unrealized appreciation/depreciation	549	6,786	268

Net realized/unrealized gains (losses)	552	4,106	634

Change in net assets resulting from operations	$565	$3,225	$524

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

	Intrepid European Fund	Latin America Fund	Russia Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,016	$1,331	$90
Dividend income from affiliates	1	2	—	(a)
Foreign taxes withheld	(67)	(12)	(3)

Total investment income	1,950	1,321	87

EXPENSES:
Investment advisory fees	454	550	51
Administration fees	59	46	3
Distribution fees:
Class A	117	32	5
Class B	19	—	—
Class C	36	16	10
Shareholder servicing fees:
Class A	117	32	5
Class B	7	—	—
Class C	12	5	3
Institutional Class	7	—	—
Select Class	21	100	2
Custodian and accounting fees	93	67	40
Professional fees	39	38	42
Interest expense to affiliates	2	— (a)	—	(a)
Trustees’ and Chief Compliance Officer’s fees	1	1	—	(a)
Printing and mailing costs	20	8	2
Registration and filing fees	35	22	19
Transfer agent fees	176	32	13
Other	4	5	3

Total expenses	1,219	954	198

Less amounts waived	(192)	(111)	(64)
Less expense reimbursements	—	—	(60)

Net expenses	1,027	843	74

Net investment income (loss)	923	478	13

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	18,915	(1,082)	78
Futures	18	—	—
Foreign currency transactions	(34)	20	1

Net realized gain (loss)	18,899	(1,062)	79

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	2,371	8,343	25
Futures	34	—	—
Foreign currency translations	(28)	8	—	(a)

Change in net unrealized appreciation/depreciation	2,377	8,351	25

Net realized/unrealized gains (losses)	21,276	7,289	104

Change in net assets resulting from operations	$22,199	$7,767	$117

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Asia Pacific Fund		China Region Fund
	Six Months Ended 4/30/2013 (Unaudited)	Period Ended 10/31/2012 (a)	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13	$34	$(881)	$46
Net realized gain (loss)	3	(89)	(2,680)	(161)
Change in net unrealized appreciation/depreciation	549	311	6,786	651

Change in net assets resulting from operations	565	256	3,225	536

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4)	—	—	(27)
Class C
From net investment income	— (b)	—	—	(1)
Select Class
From net investment income	(47)	—	(48)	(42)

Total distributions to shareholders	(51)	—	(48)	(70)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,137	3,209	277,704	(1,238)

NET ASSETS:
Change in net assets	1,651	3,465	280,881	(772)
Beginning of period	3,465	—	9,062	9,834

End of period	$5,116	$3,465	$289,943	$9,062

Accumulated undistributed (distributions in excess of) net investment income	$(1)	$37	$(882)	$47

(a)	Commencement of operations was November 30, 2011.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

	India Fund		Intrepid European Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(110)	$(117)	$923	$1,960
Net realized gain (loss)	366	(1,464)	18,899	(1,882)
Change in net unrealized appreciation/depreciation	268	624	2,377	13,487

Change in net assets resulting from operations	524	(957)	22,199	13,565

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1,247)	(1,865)
Class B
From net investment income	—	—	(38)	(179)
Class C
From net investment income	—	—	(72)	(323)
Institutional Class
From net investment income	—	—	(264)	(438)
Select Class
From net investment income	—	—	(238)	(566)

Total distributions to shareholders	—	—	(1,859)	(3,371)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(3,966)	(1,048)	(56,533)	21,433

NET ASSETS:
Change in net assets	(3,442)	(2,005)	(36,193)	31,627
Beginning of period	15,709	17,714	140,460	108,833

End of period	$12,267	$15,709	$104,267	$140,460

Accumulated undistributed (distributions in excess of) net investment income	$(175)	$(65)	$749	$1,685

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund		Russia Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$478	$488	$13	$43
Net realized gain (loss)	(1,062)	(7,537)	79	471
Change in net unrealized appreciation/depreciation	8,351	6,535	25	(837)

Change in net assets resulting from operations	7,767	(514)	117	(323)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(38)	(19)	(44)	—
Class C
From net investment income	(8)	(6)	(9)	—
Select Class
From net investment income	(196)	(115)	(10)	—

Total distributions to shareholders	(242)	(140)	(63)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	35,818	7,766	(1,776)	(1,991)

NET ASSETS:
Change in net assets	43,343	7,112	(1,722)	(2,314)
Beginning of period	81,347	74,235	8,262	10,576

End of period	$124,690	$81,347	$6,540	$8,262

Accumulated undistributed (distributions in excess of) net investment income	$295	$59	$(37)	$13

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

	Asia Pacific Fund			China Region Fund
	Six Months Ended 4/30/2013 (Unaudited)		Period Ended 10/31/2012 (a)	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$576		$222	$3,975	$789
Distributions reinvested	4		—	—	28
Cost of shares redeemed	(80)		—	(3,133)	(1,433)

Change in net assets resulting from Class A capital transactions	$500		$222	$842	$(616)

Class C
Proceeds from shares issued	$504		$52	$461	$155
Distributions reinvested	—	(b)	—	—	1
Cost of shares redeemed	(317)		—	(395)	(661)

Change in net assets resulting from Class C capital transactions	$187		$52	$66	$(505)

Select Class
Proceeds from shares issued	$409		$2,935	$280,486	$3,122
Distributions reinvested	47		—	1	5
Cost of shares redeemed	(6)		—	(3,691)	(3,244)

Change in net assets resulting from Select Class capital transactions	$450		$2,935	$276,796	$(117)

Total change in net assets resulting from capital transactions	$1,137		$3,209	$277,704	$(1,238)

SHARE TRANSACTIONS:
Class A
Issued	34		14	208	46
Reinvested	—	(b)	—	—	2
Redeemed	(5)		—	(164)	(87)

Change in Class A Shares	29		14	44	(39)

Class C
Issued	29		4	24	10
Reinvested	—	(b)	—	—	— (b)
Redeemed	(18)		—	(21)	(42)

Change in Class C Shares	11		4	3	(32)

Select Class
Issued	23		195	14,336	180
Reinvested	3		—	— (b)	— (b)
Redeemed	—	(b)	—	(192)	(190)

Change in Select Class Shares	26		195	14,144	(10)

(a)	Commencement of operations was November 30, 2011.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	India Fund		Intrepid European Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$446	$2,253	$15,201	$43,680
Distributions reinvested	—	—	1,216	1,778
Cost of shares redeemed	(1,181)	(4,507)	(66,979)	(19,971)

Change in net assets resulting from Class A capital transactions	$(735)	$(2,254)	$(50,562)	$25,487

Class B
Proceeds from shares issued	$—	$—	$12	$25
Distributions reinvested	—	—	36	166
Cost of shares redeemed	—	—	(800)	(1,927)

Change in net assets resulting from Class B capital transactions	$—	$—	$(752)	$(1,736)

Class C
Proceeds from shares issued	$193	$259	$1,003	$653
Distributions reinvested	—	—	57	253
Cost of shares redeemed	(817)	(1,579)	(1,051)	(3,881)

Change in net assets resulting from Class C capital transactions	$(624)	$(1,320)	$9	$(2,975)

Institutional Class
Proceeds from shares issued	$—	$—	$4,071	$3,943
Distributions reinvested	—	—	240	375
Cost of shares redeemed	—	—	(9,650)	(941)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(5,339)	$3,377

Select Class
Proceeds from shares issued	$912	$4,654	$3,863	$3,176
Distributions reinvested	—	—	62	173
Cost of shares redeemed	(3,519)	(2,128)	(3,814)	(6,069)

Change in net assets resulting from Select Class capital transactions	$(2,607)	$2,526	$111	$(2,720)

Total change in net assets resulting from capital transactions	$(3,966)	$(1,048)	$(56,533)	$21,433

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

	India Fund		Intrepid European Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
SHARE TRANSACTIONS:
Class A
Issued	31	165	764	2,788
Reinvested	—	—	64	116
Redeemed	(84)	(338)	(3,369)	(1,202)

Change in Class A Shares	(53)	(173)	(2,541)	1,702

Class B
Issued	—	—	1	2
Reinvested	—	—	2	12
Redeemed	—	—	(46)	(129)

Change in Class B Shares	—	—	(43)	(115)

Class C
Issued	15	20	55	43
Reinvested	—	—	3	18
Redeemed	(60)	(122)	(60)	(262)

Change in Class C Shares	(45)	(102)	(2)	(201)

Institutional Class
Issued	—	—	202	227
Reinvested	—	—	13	24
Redeemed	—	—	(486)	(55)

Change in Institutional Class Shares	—	—	(271)	196

Select Class
Issued	62	330	195	186
Reinvested	—	—	3	11
Redeemed	(240)	(161)	(190)	(368)

Change in Select Class Shares	(178)	169	8	(171)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund		Russia Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,798	$12,947	$971	$3,287
Distributions reinvested	36	16	42	—
Cost of shares redeemed	(10,908)	(6,166)	(2,473)	(2,629)

Change in net assets resulting from Class A capital transactions	$9,926	$6,797	$(1,460)	$658

Class C
Proceeds from shares issued	$1,738	$1,452	$106	$447
Distributions reinvested	6	5	8	—
Cost of shares redeemed	(564)	(1,467)	(878)	(2,256)

Change in net assets resulting from Class C capital transactions	$1,180	$(10)	$(764)	$(1,809)

Select Class
Proceeds from shares issued	$35,210	$25,435	$1,845	$1,027
Distributions reinvested	16	5	5	—
Cost of shares redeemed	(10,514)	(24,461)	(1,402)	(1,867)

Change in net assets resulting from Select Class capital transactions	$24,712	$979	$448	$(840)

Total change in net assets resulting from capital transactions	$35,818	$7,766	$(1,776)	$(1,991)

SHARE TRANSACTIONS:
Class A
Issued	1,033	688	93	309
Reinvested	2	1	4	—
Redeemed	(546)	(339)	(232)	(257)

Change in Class A Shares	489	350	(135)	52

Class C
Issued	89	78	10	42
Reinvested	— (a)	— (a)	1	—
Redeemed	(29)	(81)	(85)	(228)

Change in Class C Shares	60	(3)	(74)	(186)

Select Class
Issued	1,744	1,404	168	93
Reinvested	1	— (a)	— (a)	—
Redeemed	(523)	(1,282)	(129)	(181)

Change in Select Class Shares	1,222	122	39	(88)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Asia Pacific Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$16.22	$0.04	(h)	$2.29		$2.33	$(0.22)
November 30, 2011(g) through October 31, 2012	15.00	0.13		1.09	(i)	1.22	—

Class C
Six Months Ended April 30, 2013 (Unaudited)	16.15	(0.01	)(h)	2.28		2.27	(0.12)
November 30, 2011(g) through October 31, 2012	15.00	0.05		1.10	(i)	1.15	—

Select Class
Six Months Ended April 30, 2013 (Unaudited)	16.26	0.06	(h)	2.29		2.35	(0.24)
November 30, 2011(g) through October 31, 2012	15.00	0.16		1.10	(i)	1.26	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and the six months ended April 30, 2013.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.
(h)	Calculated based upon average shares outstanding.
(i)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $1.08, $1.08 and $1.08 for Class A, Class C and Select Class Shares, respectively, and the total return would have been 8.07%, 7.53% and 8.27% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers and reimbursements (e)	Portfolio turnover rate (b)(f)

$18.33	14.48%		$787	1.55%	0.42%	6.77%	50%
16.22	8.13	(i)	233	1.62	1.81	13.29	215

18.30	14.14		275	2.05	(0.15)	7.32	50
16.15	7.67	(i)	55	2.21	0.38	11.03	215

18.37	14.57		4,054	1.30	0.70	7.20	50
16.26	8.40	(i)	3,177	1.46	1.13	10.30	215

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
China Region Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$17.73	$(0.16	)(f)	$2.06	$1.90	$—	$—	$—	$—
Year Ended October 31, 2012	16.64	0.10	(f)	1.13	1.23	(0.14)	—	(0.14)	—
Year Ended October 31, 2011	19.73	0.12	(f)	(3.18)	(3.06)	(0.03)	—	(0.03)	—	(g)
Year Ended October 31, 2010	16.68	0.04	(f)	3.07	3.11	(0.07)	—	(0.07)	0.01
Year Ended October 31, 2009	10.46	0.10	(f)	6.12	6.22	—	—	—	—	(g)
Year Ended October 31, 2008	26.24	0.05	(f)	(15.65)	(15.60)	(0.08)	(0.11)	(0.19)	0.01

Class C
Six Months Ended April 30, 2013 (Unaudited)	17.43	(0.20	)(f)	2.02	1.82	—	—	—	—
Year Ended October 31, 2012	16.31	—	(f)(g)	1.13	1.13	(0.01)	—	(0.01)	—
Year Ended October 31, 2011	19.41	0.01	(f)	(3.11)	(3.10)	—	—	—	—	(g)
Year Ended October 31, 2010	16.48	(0.07	)(f)	3.04	2.97	(0.05)	—	(0.05)	0.01
Year Ended October 31, 2009	10.38	0.04	(f)	6.06	6.10	—	—	—	—	(g)
Year Ended October 31, 2008	26.15	(0.03	)(f)	(15.59)	(15.62)	(0.05)	(0.11)	(0.16)	0.01

Select Class
Six Months Ended April 30, 2013 (Unaudited)	17.84	(0.13	)(f)	2.07	1.94	(0.05)	—	(0.05)	—
Year Ended October 31, 2012	16.75	0.12	(f)	1.15	1.27	(0.18)	—	(0.18)	—
Year Ended October 31, 2011	19.87	0.15	(f)	(3.19)	(3.04)	(0.08)	—	(0.08)	—	(g)
Year Ended October 31, 2010	16.78	0.10	(f)	3.08	3.18	(0.10)	—	(0.10)	0.01
Year Ended October 31, 2009	10.50	0.13	(f)	6.15	6.28	—	—	—	—	(g)
Year Ended October 31, 2008	26.28	(0.03	)(f)	(15.56)	(15.59)	(0.09)	(0.11)	(0.20)	0.01

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Includes interest expense of 0.05%.
(i)	Includes interest expense of 0.06%.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$19.63	10.72%	$4,341	1.85%		(1.64)%	2.50%	39%
17.73	7.51	3,138	1.98		0.61	5.40	85
16.64	(15.52)	3,590	2.00		0.59	3.55	83
19.73	18.76	4,479	2.00		0.22	3.89	79
16.68	59.46	4,951	2.00		0.78	5.31	102
10.46	(59.78)	2,305	2.05	(h)	0.30	3.13	122

19.25	10.44	1,649	2.35		(2.14)	3.03	39
17.43	6.97	1,441	2.48		(0.01)	5.89	85
16.31	(15.97)	1,875	2.50		0.06	4.05	83
19.41	18.16	2,293	2.50		(0.39)	4.36	79
16.48	58.77	3,078	2.50		0.32	5.51	102
10.38	(59.99)	728	2.56	(i)	(0.15)	3.67	122

19.73	10.89	283,953	1.60		(1.31)	1.85	39
17.84	7.78	4,483	1.73		0.70	5.15	85
16.75	(15.35)	4,369	1.75		0.76	3.32	83
19.87	19.08	6,984	1.75		0.55	3.65	79
16.78	59.81	6,877	1.75		1.00	4.93	102
10.50	(59.67)	3,905	1.80	(h)	(0.14)	2.65	122

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Redemption fees
India Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$13.94	$(0.10	)(f)	$0.61	$0.51	$—
Year Ended October 31, 2012	14.42	(0.10	)(f)	(0.38)	(0.48)	—
Year Ended October 31, 2011	17.82	(0.12	)(f)	(3.29)	(3.41)	0.01
Year Ended October 31, 2010	12.42	(0.11	)(f)	5.50	5.39	0.01
Year Ended October 31, 2009	7.90	(0.07	)(f)	4.59	4.52	—	(g)
Year Ended October 31, 2008	20.84	(0.17	)(f)	(12.78)	(12.95)	0.01

Class C
Six Months Ended April 30, 2013 (Unaudited)	13.57	(0.14	)(f)	0.60	0.46	—
Year Ended October 31, 2012	14.11	(0.16	)(f)	(0.38)	(0.54)	—
Year Ended October 31, 2011	17.52	(0.20	)(f)	(3.22)	(3.42)	0.01
Year Ended October 31, 2010	12.27	(0.18	)(f)	5.42	5.24	0.01
Year Ended October 31, 2009	7.84	(0.12	)(f)	4.55	4.43	—	(g)
Year Ended October 31, 2008	20.79	(0.25	)(f)	(12.71)	(12.96)	0.01

Select Class
Six Months Ended April 30, 2013 (Unaudited)	14.13	(0.09	)(f)	0.63	0.54	—
Year Ended October 31, 2012	14.58	(0.05	)(f)	(0.40)	(0.45)	—
Year Ended October 31, 2011	17.97	(0.06	)(f)	(3.34)	(3.40)	0.01
Year Ended October 31, 2010	12.49	(0.08	)(f)	5.55	5.47	0.01
Year Ended October 31, 2009	7.93	(0.05	)(f)	4.61	4.56	—	(g)
Year Ended October 31, 2008	20.87	(0.18	)(f)	(12.77)	(12.95)	0.01

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Includes interest expense of 0.03%.
(i)	Includes interest expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$14.45	3.66%	$5,944	1.85%		(1.48)%	3.87%	7%
13.94	(3.33)	6,473	1.98		(0.75)	4.14	45
14.42	(19.08)	9,187	2.00		(0.78)	2.96	41
17.82	43.48	13,882	2.00		(0.71)	3.59	45
12.42	57.22	6,613	2.00		(0.72)	4.17	45
7.90	(62.09)	4,438	2.03	(h)	(1.17)	2.40	80

14.03	3.39	2,655	2.35		(1.98)	4.37	7
13.57	(3.83)	3,192	2.48		(1.23)	4.64	45
14.11	(19.46)	4,749	2.50		(1.27)	3.46	41
17.52	42.79	7,200	2.50		(1.24)	4.07	45
12.27	56.51	3,740	2.50		(1.23)	4.59	45
7.84	(62.29)	1,960	2.53	(h)	(1.67)	2.89	80

14.67	3.82	3,668	1.60		(1.29)	3.61	7
14.13	(3.09)	6,044	1.72		(0.41)	3.91	45
14.58	(18.86)	3,778	1.75		(0.39)	2.72	41
17.97	43.88	4,231	1.75		(0.51)	3.33	45
12.49	57.50	3,046	1.75		(0.51)	4.00	45
7.93	(62.00)	4,608	1.77	(i)	(1.04)	1.99	80

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid European Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$17.89	$0.12	(f)	$3.08	$3.20	$(0.24)	$—	$(0.24)	$—
Year Ended October 31, 2012	16.98	0.26	(f)(g)	1.19	1.45	(0.54)	—	(0.54)	—
Year Ended October 31, 2011	18.28	0.27	(f)	(1.28)	(1.01)	(0.29)	—	(0.29)	—	(h)
Year Ended October 31, 2010	17.03	0.18	(f)	1.43	1.61	(0.36)	—	(0.36)	—	(h)
Year Ended October 31, 2009	15.20	0.33	(f)	2.49	2.82	(0.99)	—	(0.99)	—	(h)
Year Ended October 31, 2008	34.64	0.70	(f)	(16.27)	(15.57)	(0.41)	(3.46)	(3.87)	—	(h)

Class B
Six Months Ended April 30, 2013 (Unaudited)	16.23	0.08	(f)	2.78	2.86	(0.13)	—	(0.13)	—
Year Ended October 31, 2012	15.43	0.22	(f)(g)	1.02	1.24	(0.44)	—	(0.44)	—
Year Ended October 31, 2011	16.63	0.16	(f)	(1.16)	(1.00)	(0.20)	—	(0.20)	—	(h)
Year Ended October 31, 2010	15.54	0.09	(f)	1.29	1.38	(0.29)	—	(0.29)	—	(h)
Year Ended October 31, 2009	13.92	0.23	(f)	2.27	2.50	(0.88)	—	(0.88)	—	(h)
Year Ended October 31, 2008	32.09	0.53	(f)	(14.95)	(14.42)	(0.29)	(3.46)	(3.75)	—	(h)

Class C
Six Months Ended April 30, 2013 (Unaudited)	16.11	0.09	(f)	2.75	2.84	(0.13)	—	(0.13)	—
Year Ended October 31, 2012	15.33	0.22	(f)(g)	1.01	1.23	(0.45)	—	(0.45)	—
Year Ended October 31, 2011	16.53	0.16	(f)	(1.16)	(1.00)	(0.20)	—	(0.20)	—	(h)
Year Ended October 31, 2010	15.43	0.09	(f)	1.30	1.39	(0.29)	—	(0.29)	—	(h)
Year Ended October 31, 2009	13.81	0.24	(f)	2.24	2.48	(0.86)	—	(0.86)	—	(h)
Year Ended October 31, 2008	31.91	0.52	(f)	(14.84)	(14.32)	(0.32)	(3.46)	(3.78)	—	(h)

Institutional Class
Six Months Ended April 30, 2013 (Unaudited)	18.35	0.18	(f)	3.14	3.32	(0.31)	—	(0.31)	—
Year Ended October 31, 2012	17.42	0.40	(f)(g)	1.17	1.57	(0.64)	—	(0.64)	—
Year Ended October 31, 2011	18.75	0.37	(f)	(1.32)	(0.95)	(0.38)	—	(0.38)	—	(h)
Year Ended October 31, 2010	17.46	0.27	(f)	1.46	1.73	(0.44)	—	(0.44)	—	(h)
Year Ended October 31, 2009	15.63	0.42	(f)	2.53	2.95	(1.12)	—	(1.12)	—	(h)
Year Ended October 31, 2008	35.44	0.74	(f)	(16.59)	(15.85)	(0.50)	(3.46)	(3.96)	—	(h)

Select Class
Six Months Ended April 30, 2013 (Unaudited)	18.15	0.17	(f)	3.10	3.27	(0.26)	—	(0.26)	—
Year Ended October 31, 2012	17.24	0.38	(f)(g)	1.12	1.50	(0.59)	—	(0.59)	—
Year Ended October 31, 2011	18.54	0.32	(f)	(1.30)	(0.98)	(0.32)	—	(0.32)	—	(h)
Year Ended October 31, 2010	17.26	0.23	(f)	1.45	1.68	(0.40)	—	(0.40)	—	(h)
Year Ended October 31, 2009	15.39	0.37	(f)	2.51	2.88	(1.01)	—	(1.01)	—	(h)
Year Ended October 31, 2008	34.98	0.69	(f)	(16.37)	(15.68)	(0.45)	(3.46)	(3.91)	—	(h)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.24, $0.21, $0.21, $0.39 and $0.37 for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.44%, 1.37%, 1.39%, 2.28% and 2.20% for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$20.85	18.00%	$57,544	1.50%		1.21%		1.76%	157%
17.89	9.04	94,840	1.50		1.54	(g)	1.74	297
16.98	(5.67)	61,113	1.49		1.45		1.66	360
18.28	9.58	88,859	1.49		1.05		1.66	381
17.03	20.26	116,135	1.51		2.29		1.78	433
15.20	(49.91)	139,208	1.46		2.77		1.46	235

18.96	17.69	5,091	2.00		0.95		2.27	157
16.23	8.53	5,047	2.00		1.47	(g)	2.26	297
15.43	(6.12)	6,573	1.99		0.93		2.16	360
16.63	8.98	9,917	1.99		0.57		2.16	381
15.54	19.59	13,262	2.01		1.77		2.28	433
13.92	(50.14)	15,678	1.96		2.28		1.96	235

18.82	17.73	10,438	2.00		1.05		2.27	157
16.11	8.47	8,953	2.00		1.48	(g)	2.26	297
15.33	(6.13)	11,605	1.99		0.93		2.16	360
16.53	9.10	17,873	1.99		0.56		2.16	381
15.43	19.60	23,291	2.01		1.81		2.28	433
13.81	(50.15)	28,904	1.96		2.27		1.96	235

21.36	18.25	13,005	1.00		1.82		1.36	157
18.35	9.63	16,151	1.00		2.37	(g)	1.35	297
17.42	(5.20)	11,913	1.00		1.96		1.25	360
18.75	10.10	13,271	1.00		1.57		1.27	381
17.46	20.80	34,082	1.01	(i)	2.88		1.39	433
15.63	(49.65)	48,219	1.01	(i)	2.77		1.05	235

21.16	18.18	18,189	1.25		1.76		1.52	157
18.15	9.27	15,469	1.25		2.29	(g)	1.51	297
17.24	(5.43)	17,629	1.23		1.71		1.40	360
18.54	9.90	22,794	1.25		1.38		1.42	381
17.26	20.50	36,409	1.26		2.54		1.53	433
15.39	(49.76)	48,741	1.20		2.63		1.20	235

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Latin America Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$18.46	$0.06	(f)	$1.67	$1.73	$(0.04)	$—	$(0.04)	$—
Year Ended October 31, 2012	18.88	0.10	(f)	(0.49)	(0.39)	(0.03)	—	(0.03)	—
Year Ended October 31, 2011	21.43	0.14	(f)	(2.71)	(2.57)	—	—	—	0.02
Year Ended October 31, 2010	16.05	(0.02	)(f)	5.87	5.85	(0.50)	—	(0.50)	0.03
Year Ended October 31, 2009	9.66	0.07	(f)	6.67	6.74	(0.36)	—	(0.36)	0.01
Year Ended October 31, 2008	23.07	0.26	(f)	(13.08)	(12.82)	(0.18)	(0.46)	(0.64)	0.05

Class C
Six Months Ended April 30, 2013 (Unaudited)	18.21	0.02	(f)	1.64	1.66	(0.04)	—	(0.04)	—
Year Ended October 31, 2012	18.72	0.01	(f)	(0.49)	(0.48)	(0.03)	—	(0.03)	—
Year Ended October 31, 2011	21.35	0.04	(f)	(2.69)	(2.65)	—	—	—	0.02
Year Ended October 31, 2010	16.01	(0.09	)(f)	5.84	5.75	(0.44)	—	(0.44)	0.03
Year Ended October 31, 2009	9.61	0.02	(f)	6.66	6.68	(0.29)	—	(0.29)	0.01
Year Ended October 31, 2008	22.99	0.17	(f)	(13.02)	(12.85)	(0.13)	(0.46)	(0.59)	0.06

Select Class
Six Months Ended April 30, 2013 (Unaudited)	18.59	0.10	(f)	1.68	1.78	(0.06)	—	(0.06)	—
Year Ended October 31, 2012	18.98	0.13	(f)	(0.48)	(0.35)	(0.04)	—	(0.04)	—
Year Ended October 31, 2011	21.48	0.20	(f)	(2.71)	(2.51)	—	—	—	0.01
Year Ended October 31, 2010	16.06	(0.03	)(f)	5.95	5.92	(0.52)	—	(0.52)	0.02
Year Ended October 31, 2009	9.70	0.12	(f)	6.64	6.76	(0.41)	—	(0.41)	0.01
Year Ended October 31, 2008	23.11	0.30	(f)	(13.12)	(12.82)	(0.18)	(0.46)	(0.64)	0.05

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Includes interest expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$20.15	9.37%	$28,947	1.69%		0.66%	1.87%	19%
18.46	(2.04)	17,490	1.86		0.52	2.03	49
18.88	(11.90)	11,297	1.89		0.71	2.00	53
21.43	37.51	12,218	1.88		(0.10)	2.93	85
16.05	73.15	6,654	1.90		0.63	5.31	96
9.66	(56.81)	2,462	1.92	(g)	1.31	3.61	134

19.83	9.11	4,867	2.19		0.23	2.41	19
18.21	(2.54)	3,370	2.37		0.05	2.52	49
18.72	(12.32)	3,522	2.39		0.22	2.50	53
21.35	36.80	4,053	2.38		(0.51)	3.44	85
16.01	72.12	2,577	2.40		0.14	5.86	96
9.61	(56.98)	1,017	2.42	(g)	0.88	4.18	134

20.31	9.56	90,876	1.44		0.97	1.65	19
18.59	(1.85)	60,487	1.61		0.69	1.78	49
18.98	(11.64)	59,416	1.64		0.97	1.76	53
21.48	37.87	41,521	1.55		(0.14)	2.33	85
16.06	73.46	3,536	1.65		1.02	5.26	96
9.70	(56.70)	1,756	1.67	(g)	1.46	3.49	134

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Russia Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$10.26	$0.02	(f)	$0.04	$0.06	$(0.10)	$—	$(0.10)	$—
Year Ended October 31, 2012	10.30	0.07	(f)	(0.11)	(0.04)	—	—	—	—
Year Ended October 31, 2011	12.94	(0.03	)(f)	(2.62)	(2.65)	—	—	—	0.01
Year Ended October 31, 2010	9.60	(0.06	)(f)	3.39	3.33	—	—	—	0.01
Year Ended October 31, 2009	5.39	(0.09	)(f)	4.29	4.20	—	—	—	0.01
Year Ended October 31, 2008	19.43	(0.12	)(f)	(13.33)	(13.45)	(0.02)	(0.60)	(0.62)	0.03

Class C
Six Months Ended April 30, 2013 (Unaudited)	9.97	—	(f)(h)	0.04	0.04	(0.03)	—	(0.03)	—
Year Ended October 31, 2012	10.07	0.01	(f)	(0.11)	(0.10)	—	—	—	—
Year Ended October 31, 2011	12.72	(0.07	)(f)	(2.59)	(2.66)	—	—	—	0.01
Year Ended October 31, 2010	9.48	(0.08	)(f)	3.31	3.23	—	—	—	0.01
Year Ended October 31, 2009	5.35	(0.11	)(f)	4.23	4.12	—	—	—	0.01
Year Ended October 31, 2008	19.36	(0.18	)(f)	(13.26)	(13.44)	— (h)	(0.60)	(0.60)	0.03

Select Class
Six Months Ended April 30, 2013 (Unaudited)	10.40	0.04	(f)	0.05	0.09	(0.12)	—	(0.12)	—
Year Ended October 31, 2012	10.42	0.11	(f)	(0.13)	(0.02)	—	—	—	—
Year Ended October 31, 2011	13.06	0.03	(f)	(2.68)	(2.65)	—	—	—	0.01
Year Ended October 31, 2010	9.66	(0.04	)(f)	3.43	3.39	—	—	—	0.01
Year Ended October 31, 2009	5.42	(0.06	)(f)	4.30	4.24	(0.01)	—	(0.01)	0.01
Year Ended October 31, 2008	19.53	(0.09	)(f)	(13.44)	(13.53)	(0.01)	(0.60)	(0.61)	0.03

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Includes interest expense of 0.01%.
(h)	Amount rounds to less than $0.01.
(i)	Includes interest expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$10.22	0.59%	$3,027	1.71	%(g)	0.42%	4.76%	23%
10.26	(0.39)	4,414	1.96		0.65	4.87	41
10.30	(20.40)	3,909	2.00		(0.20)	2.89	31
12.94	34.79	11,831	2.01	(g)	(0.52)	2.96	58
9.60	78.11	11,027	1.99		(1.27)	3.97	66
5.39	(71.32)	1,034	2.02	(i)	(0.70)	3.57	76

9.98	0.40	2,220	2.21	(g)	(0.09)	5.26	23
9.97	(0.99)	2,955	2.48		0.10	5.43	41
10.07	(20.83)	4,853	2.51	(g)	(0.58)	3.35	31
12.72	34.18	7,117	2.51	(g)	(0.77)	3.50	58
9.48	77.20	5,169	2.49		(1.66)	4.84	66
5.35	(71.45)	1,288	2.52	(i)	(1.09)	4.02	76

10.37	0.83	1,293	1.46	(g)	0.71	4.51	23
10.40	(0.19)	893	1.73		1.02	4.70	41
10.42	(20.21)	1,814	1.76	(g)	0.25	2.60	31
13.06	35.20	5,844	1.76	(g)	(0.32)	2.72	58
9.66	78.55	6,606	1.75		(0.86)	4.61	66
5.42	(71.33)	2,325	1.77	(i)	(0.56)	3.39	76

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Asia Pacific Fund	Class A, Class C and Select Class	Non-Diversified
China Region Fund	Class A, Class C and Select Class	Non-Diversified
India Fund	Class A, Class C and Select Class	Non-Diversified
Intrepid European Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
Latin America Fund	Class A, Class C and Select Class	Non-Diversified
Russia Fund	Class A, Class C and Select Class	Non-Diversified

Prior to July 2, 2012, the Asia Pacific Fund was not publicly offered for investment.

The investment objectives of the Funds are as follows:

The Asia Pacific Fund seeks to provide long-term capital growth.

The Intrepid European Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

The China Region Fund, India Fund, Latin America Fund and Russia Fund will seek long-term capital growth.

The Asia Pacific Fund commenced operations on November 30, 2011.

Effective November 1, 2009, Class B Shares of Intrepid European Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset

56	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance and JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country or sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Asia Pacific Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$16	$5,079	$—	$5,095

China Region Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$970	$287,432	$—	$288,402

India Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$157	$12,186	$—	$12,343

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

Intrepid European Fund
	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$400		$103,513	$—	$103,913

Latin America Fund
	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (d)	$120,663		$1,091	$—	$121,754

Russia Fund
	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$41		$179	$—	$220
Consumer Staples	—		1,227	—	1,227
Energy	—		1,612	—	1,612
Financials	—		1,402	—	1,402
Health Care	—		66	—	66
Industrials	—		158	—	158
Materials	36		842	—	878
Telecommunication Services	242		462	—	704
Utilities	—		93	—	93

Total Common Stocks	319		6,041	—	6,360

Preferred Stocks
Materials	—		35	—	35
Telecommunication Services	—		95	—	95

Total Preferred Stocks	—		130	—	130

Short-Term Investment
Investment Company	—	(e)	—	—	—	(e)

Total Investments in Securities	$319		$6,171	$—	$6,490

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of a low exercise call warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of certain ADRs. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash and a common stock. Please refer to the SOIs for industry specifics of portfolio holdings.
(d)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a common stock. Please refer to the SOIs for industry specifics of portfolio holdings.
(e)	Amount rounds to less than $1,000.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of April 30, 2013, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

As of April 30, 2013, the Funds did not invest in any illiquid securities.

58	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

C. Futures Contracts — The Intrepid European Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Intrepid European Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Intrepid European Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Intrepid European Fund’s futures contracts activity during the six months ended April 30, 2013 (amounts in thousands):

Intrepid European Fund
Futures Contracts:
Average Notional Balance Long	$1,225
Ending Notional Balance Long	—

D. Structured Instruments — The Asia Pacific Fund invests in Structured Instruments that have similar economic characteristics to equity securities. These instruments replicate the performance of an underlying referenced asset such as an equity security or market (“referenced asset”). The value of these instruments is derived from the price movement of the referenced asset. On maturity date of each instrument, the Fund will receive a payment from the instrument’s issuing entity based on the value of the referenced asset and record a realized gain or loss. The instrument may receive dividends paid in connection with the referenced asset which are reported as net realized gain (loss) on investment transactions on the Statements of Operations.

Investments in structured instruments generally have the same risks associated with a direct investment in the referenced asset. However, there can be no assurance that structured instruments will trade at the same price or have the same value as the referenced asset. In addition, structured instruments may be subject to transfer restrictions and a liquid market may not exist for these instruments. The lack of a liquid market may make it difficult to sell the structured instruments or accurately value them. Structured instruments are notes that are issued by banks, broker dealers or their affiliates and typically constitute unsecured contractual obligations of the issuing entity. Investments in structured instruments subject the Fund to counterparty risk.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

F. Offering and Organizational Costs — Total offering costs of approximately $27,000 paid in connection with the offering of shares of the Asia Pacific Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on indirect transfers of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Funds. However, management’s conclusions, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Asia Pacific Fund	0.90%
China Region Fund	1.25
India Fund	1.25
Intrepid European Fund	0.65
Latin America Fund	1.00
Russia Fund	1.25

The Advisor, on behalf of Asia Pacific Fund, China Region Fund and India Fund, has entered into investment sub-advisory agreements with JF International Management, Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-advisor, JFIMI receives a portion of the fees payable to the Advisor.

The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Asia Pacific Fund	0.40%
China Region Fund	0.60
India Fund	0.60

60	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2013, the annualized effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Asia Pacific Fund	0.25%	n/a	0.75%
China Region Fund	0.25	n/a	0.75
India Fund	0.25	n/a	0.75
Intrepid European Fund	0.25	0.75%	0.75
Latin America Fund	0.25	n/a	0.75
Russia Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2013, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Asia Pacific Fund	$1		$3
China Region Fund	3		—
India Fund	—	(a)	—
Intrepid European Fund	5		—	(a)
Latin America Fund	7		11
Russia Fund	1		—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Asia Pacific Fund	0.25%	n/a	0.25%	n/a	0.25%
China Region Fund	0.25	n/a	0.25	n/a	0.25
India Fund	0.25	n/a	0.25	n/a	0.25
Intrepid European Fund	0.25	0.25%	0.25	0.10%	0.25
Latin America Fund	0.25	n/a	0.25	n/a	0.25
Russia Fund	0.25	n/a	0.25	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Asia Pacific Fund	1.55%	n/a	2.05%	n/a	1.30%
China Region Fund	1.85	n/a	2.35	n/a	1.60
India Fund	1.85	n/a	2.35	n/a	1.60
Intrepid European Fund	1.50	2.00%	2.00	1.00%	1.25
Latin America Fund	1.70	n/a	2.20	n/a	1.45
Russia Fund	1.70	n/a	2.20	n/a	1.45

The expense limitation agreements were in effect for the six months ended April 30, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the six months ended April 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Asia Pacific Fund	$20	$2	$5	$27	$100
China Region Fund	66	6	105	177	2
India Fund	91	6	18	115	32
Intrepid European Fund	123	59	8	190	—
Latin America Fund	—	2	105	107	—
Russia Fund	51	3	10	64	60

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2013 were as follows (amounts in thousands):

Intrepid European Fund	$2
Latin America Fund	4

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended April 30, 2013, the Intrepid European Fund incurred brokerage commissions with broker-dealers affiliated with the Advisor of approximately $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

62	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

4. Investment Transactions

During the six months ended April 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Asia Pacific Fund	$3,391	$2,179
China Region Fund	324,929	49,542
India Fund	1,038	4,838
Intrepid European Fund	212,191	268,007
Latin America Fund	54,732	20,587
Russia Fund	1,854	3,730

During the six months ended April 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Pacific Fund	$4,235	$897	$37	$860
China Region Fund	279,600	15,355	6,553	8,802
India Fund	11,604	1,714	975	739
Intrepid European Fund	85,582	18,783	452	18,331
Latin America Fund	105,383	19,661	3,290	16,371
Russia Fund	5,288	2,582	1,380	1,202

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Asia Pacific Fund	$78	$—
China Region Fund	303	—
India Fund	122	1,215
Intrepid European Fund	3,199	1,014
Latin America Fund	2,196	5,216

At October 31, 2012, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	2019	Total
China Region Fund	$—	$11,350	$1,973	$—	$—	$13,323
India Fund	33	13,292	7,113	4	576	21,018
Intrepid European Fund	—	118,396	98,909	—	—	217,305
Latin America Fund	—	1,454	2,277	—	3,482	7,213
Russia Fund	—	—	244	—	—	244

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the China Region Fund, India Fund, Intrepid European Fund and Latin America Fund.

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of certain of the Funds as follows:

J.P. Morgan Investor Funds
Latin America Fund	44.2%

Additionally, the Advisor owns a significant portion of the outstanding shares of the Asia Pacific Fund.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2013, substantially all of the Funds’ net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Asia Pacific Fund invests in securities of foreign companies located throughout the Asia Pacific Region. The China Region Fund invests primarily in equity securities of companies in the China Region. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; or the principal securities market for which is China or Taiwan. The India Fund invests primarily in equity securities of Indian companies. The Latin America Fund invests primarily in equity securities of Latin America issuers or other investments economically tied to Latin America. The Russia Fund invests primarily in equity securities of Russian companies.

A company of a specific country or region is one that is organized under the laws of, or has a principal office in that country or region; the principal securities market for which is that country or region; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in that country or region; or at least 50% of the assets of which are located in that country or region.

Because these Funds may invest a significant portion of their assets in these markets, they are subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a Fund that is more broadly diversified geographically.

As of April 30, 2013, the Funds listed below had the following country allocations as a percentage of their total investments.

	Percentage	Country
Asia Pacific Fund	24.6%	Australia
China Region Fund	41.7	China
China Region Fund	28.5	Hong Kong
China Region Fund	28.2	Taiwan
Intrepid European Fund	38.7	United Kingdom
Latin America Fund	59.3	Brazil
Latin America Fund	24.7	Mexico

64	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2012, and continued to hold your shares at the end of the reporting period, April 30, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Asia Pacific Fund
Class A
Actual	$1,000.00	$1,144.80	$8.24	1.55%
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class C
Actual	1,000.00	1,141.40	10.88	2.05
Hypothetical	1,000.00	1,014.63	10.24	2.05
Select Class
Actual	1,000.00	1,145.70	6.92	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30

China Region Fund
Class A
Actual	1,000.00	1,107.20	9.67	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class C
Actual	1,000.00	1,104.40	12.26	2.35
Hypothetical	1,000.00	1,013.14	11.73	2.35
Select Class
Actual	1,000.00	1,108.90	8.37	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60

India Fund
Class A
Actual	1,000.00	1,036.60	9.34	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class C
Actual	1,000.00	1,033.90	11.85	2.35
Hypothetical	1,000.00	1,013.14	11.73	2.35

APRIL 30, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	65

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
India Fund (continued)
Select Class
Actual	$1,000.00	$1,038.20	$8.09	1.60%
Hypothetical	1,000.00	1,016.86	8.00	1.60

Intrepid European Fund
Class A
Actual	1,000.00	1,180.00	8.11	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class B
Actual	1,000.00	1,176.90	10.80	2.00
Hypothetical	1,000.00	1,014.88	9.99	2.00
Class C
Actual	1,000.00	1,177.30	10.80	2.00
Hypothetical	1,000.00	1,014.88	9.99	2.00
Institutional Class
Actual	1,000.00	1,182.50	5.41	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Select Class
Actual	1,000.00	1,181.80	6.76	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25

Latin America Fund
Class A
Actual	1,000.00	1,093.70	8.77	1.69
Hypothetical	1,000.00	1,016.41	8.45	1.69
Class C
Actual	1,000.00	1,091.10	11.35	2.19
Hypothetical	1,000.00	1,013.93	10.94	2.19
Select Class
Actual	1,000.00	1,095.60	7.48	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44

Russia Fund
Class A
Actual	1,000.00	1,005.90	8.50	1.71
Hypothetical	1,000.00	1,016.31	8.55	1.71
Class C
Actual	1,000.00	1,004.00	10.98	2.21
Hypothetical	1,000.00	1,013.84	11.04	2.21
Select Class
Actual	1,000.00	1,008.30	7.27	1.46
Hypothetical	1,000.00	1,017.55	7.30	1.46

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

66	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. April 2013.	SAN-INTEQ-CO-413

Semi-Annual Report

J.P. Morgan SMA Funds

April 30, 2013 (Unaudited)

JPMorgan International Value SMA Fund

JPMorgan Tax Aware Real Return SMA Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 17, 2013 (Unaudited)

Dear Shareholder:

Equity markets in most parts of the world posted strong returns for the six months ended April 30, 2013. This positive momentum has carried into May and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. China’s policy makers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

“Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers.”

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the ECB. Investors’ positive reaction to recent ECB policy announcements helped stocks of international developed countries outperform U.S. stocks during the six months ended April 30, 2013. Facing headwinds like the appreciating U.S. dollar, emerging markets stocks underperformed international developed and U.S. stocks during the reporting period.

U.S. Treasury Yields Remain Low

Despite a recent uptick, yields for U.S. Treasury securities remain near historically low levels. The yield for 10-year U.S. Treasury securities ended April 30, 2013 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.9%, respectively.

As the low interest rate environment persists, fixed income investors continue to turn to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Both of these asset classes posted positive absolute returns during the six months ended April 30, 2013, although more recently emerging market debt securities have underperformed other areas of the market.

Positive Signs for Stocks

The latest round of purchasing manager indices from around the world confirm that, while the global economy is certainly not booming, it is still clearly on a growth path. In particular, while near-recessionary conditions continue to face Europe, China appears to have picked up some momentum in recent months and Japan is, at least temporarily, looking stronger. For investors, the main point is that the “tail risks” of a financial crisis emanating from Europe or a crash-landing for the Chinese economy appear much less likely than a year ago.

Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, despite low interest rates and yields, there are opportunities in bond markets if investors expand their search to include all parts of the world.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2013	J.P. MORGAN SMA FUNDS	1

A MESSAGE FROM GARY J. MADICH, CFA

Global Chief Investment Officer for J.P. Morgan Asset Management’s Global Fixed Income Group

JUNE 5, 2013 (Unaudited)

While investors have begun to allocate more assets to equity strategies in 2013, flows into bond funds remain strong. While we believe that bonds play an essential role in any well-diversified portfolio, we would like to take this opportunity to remind you about the risks associated with bond funds and the importance of diversification.

Bond prices generally decrease as interest rates rise and increase as interest rates fall. Interest rates remain at very low levels and most fixed income portfolios would be negatively impacted in an environment where interest rates increase, as the fixed income securities held in the portfolios would likely decrease in value. This is a broad risk that applies to most portfolios of bonds across the spectrum of the fixed income market. Bond portfolios comprised mostly of municipal bonds share this risk and also carry other risks specific to the nature of their asset class.

The ability of states and municipalities to repay their debt could be hindered by unfavorable local economic or political events. Acknowledging the challenges facing many states and municipalities, our strategic and tactical mutual fund positions maintain a preference for an up in quality bias in an effort to actively manage our credit exposures, liquidity, and volatility levels. The portfolio management teams continue to focus on fundamental security selection and credit analyses in the construction of our portfolios. However, it is important to note that, given their inherent geographic concentration, state-specific municipal bond funds may experience a disproportionately negative impact as a result of unfavorable economic or political developments in the state or region where the funds are primarily invested.

While we certainly believe that municipal bonds are a valuable tool for many investors, the risks associated with these investments serve as a reminder about the importance of a well-diversified portfolio. We believe that the best way to manage against a variety of risks is to proactively build a well-diversified portfolio that may be able to withstand and benefit from a variety of future outcomes1.

On behalf of the Funds’ fixed income portfolio management team,

Gary J. Madich, CFA

[1]	Diversification does not guarantee investment returns and does not eliminate the risk of loss.

2	J.P. MORGAN SMA FUNDS	APRIL 30, 2013

JPMorgan International Value SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	18.61%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	16.63%

Net Assets as of 4/30/2013 (In Thousands)	$266,093

INVESTMENT OBJECTIVE**

The JPMorgan International Value SMA Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

The Fund was established to implement the International Value separately managed account strategy, and to hold common shares of companies that were deemed attractive but were not accessible as American Depositary Receipts (ADRs).

HOW DID THE MARKET PERFORM?

In most parts of the world, central banks continued their efforts to stimulate economic growth with accommodative policies. In Europe, the European Central Bank committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Meanwhile, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. Japanese equities performed strongly as investors reacted positively to the new government’s policies. The MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) returned 16.63% for the six months ended April 30, 2013.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund outperformed the Benchmark for the six months ended April 30, 2013. Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Mitsui Fudosan Co., Ltd., Bridgestone Corp. and European Aeronautic Defence and Space Co. N.V. (“EADS”). Shares of Japanese real estate company Mitsui Fudosan Co., Ltd.

benefited from improved investor optimism in the face of aggressive moves by policy makers to stoke the Japanese economy. Bridgestone Corp. is a Japan-based manufacturing company mainly engaged in the tire related business and generates a portion of its revenue from sales outside of Japan. The stock benefited from investors’ enthusiasm surrounding the company’s increasing competitive advantage in the global market place as a result of the weakening Japanese yen. Shares of EADS gained as the company predicted record earnings for 2013. The stock also benefited from rival company Boeing’s problems with its new 787 Dreamliner jet.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Volkswagen AG, China Shenhua Energy Co., Ltd. and First Quantum Minerals Ltd. Volkswagen AG is a German auto manufacturer. The stock declined after the company predicted flat earnings for 2013. Shares of energy company China Shenhua Energy Co., Ltd. and mining company First Quantum Minerals Ltd. declined on concerns about lower commodity prices in the face of slower growth in China.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for stocks that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the stock to realize its inherent value.

APRIL 30, 2013	J.P. MORGAN SMA FUNDS	3

JPMorgan International Value SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Solvay S.A., (Belgium)	4.8%
2.	Mitsui Fudosan Co., Ltd., (Japan)	4.7
3.	Volkswagen AG, (Germany)	4.4
4.	Japan Tobacco, Inc., (Japan)	4.0
5.	Swiss Re AG, (Switzerland)	4.0
6.	Telenor ASA, (Norway)	3.8
7.	SABMiller plc, (United Kingdom)	3.7
8.	Sodexo, (France)	3.4
9.	Renault S.A., (France)	3.3
10.	European Aeronautic Defence and Space Co. N.V., (France)	3.3

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	35.4%
France	16.8
Germany	6.6
United Kingdom	6.6
Belgium	4.8
Switzerland	4.0
Norway	3.8
Spain	2.8
China	2.8
Denmark	2.6
South Korea	2.4
Australia	2.2
Finland	2.1
Netherlands	2.1
Canada	1.5
Sweden	1.4
Hong Kong	1.3
South Africa	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principals generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
*** Percentages	indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SMA FUNDS	APRIL 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
INTERNATIONAL VALUE SMA FUND	8/17/07	18.61%	14.95%	0.79%	(0.17)%

*	Not annualized.

LIFE OF FUND PERFORMANCE (8/17/07 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 17, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Value SMA Fund, the MSCI EAFE Value Index and the Lipper International Multi-Cap Value Funds Index from August 17, 2007 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Lipper International Multi-Cap Value Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2013	J.P. MORGAN SMA FUNDS	5

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	0.27%
Barclays Competitive Intermediate Municipal (1-17 Year) Maturities Index	1.50%
Composite Benchmark**	0.34%

Net Assets as of 4/30/2013 (In Thousands)	$32,971

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return SMA Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

INVESTMENT APPROACH

The Fund was established to implement the Tax Aware Real Return separately managed account strategy. The Fund uses zero-coupon inflation-swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to create a synthetic portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that result from macroeconomic or technical factors.

HOW DID THE MARKET PERFORM?

Central banks in most developed market economies continued their efforts to stimulate growth with accommodative policies. The European Central Bank committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. The U.S. Federal Reserve also remained committed to accommodative policies and the U.S.

housing market showed continued signs of a recovery. Other economic indicators were muted and inflation, as measured by the CPI-U, was lower during the reporting period. Inflation swaps with 2-, 5-, 10-, 20- and 30-year maturities all declined during the reporting period.

Among municipal bond securities, lower quality issuances outperformed as investors searched for yield in the low interest rate environment. The Barclays Competitive Intermediate Municipal (1-17 Year) Maturities Index (the “Municipal Securities Benchmark”) returned 1.50% for the six months ended April 30, 2013.

HOW DID THE FUND PERFORM?

While the Fund posted a positive absolute return, it underperformed the Municipal Securities Benchmark for the six months ended April 30, 2013. The Fund’s underperformance of the Municipal Securities Benchmark was driven by the Fund’s preference for higher quality issuances and its use of inflation swaps, which generated a negative total return. However, the Fund’s inflation swaps contributed to relative performance versus the Composite Benchmark as a result of the Fund’s underweight to inflation protection relative to the swap component of the Composite Benchmark. Additionally, the Fund’s curve positioning added to relative performance versus the Composite Benchmark as longer dated inflation swaps, which the Fund was underweight, underperformed.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

6	J.P. MORGAN SMA FUNDS	APRIL 30, 2013

PORTFOLIO COMPOSITION****
Municipal Bonds	99.6%
Short-Term Investment	0.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The return of the Fund’s Composite Benchmark is determined by adding the return of the Barclays Competitive Intermediate (1-17 Year) Maturities Index and the Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

APRIL 30, 2013	J.P. MORGAN SMA FUNDS	7

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
TAX AWARE REAL RETURN SMA FUND	5/31/07
Before Taxes		0.27%	2.08%	4.37%	4.85%
After Taxes on Distributions		0.12	1.93	4.34	4.83
After Taxes on Distributions and Sale of Fund Shares		0.51	2.05	4.03	4.46

*	Not annualized.

LIFE OF FUND PERFORMANCE (5/31/07 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from May 31, 2007 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index, and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Competitive Intermediate Municipal (1–17 Year) Maturities

Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Barclays Competitive Intermediate (1–17 Year) Maturities Index and the Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMA FUNDS	APRIL 30, 2013

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.5%
	Australia — 2.2%
1,070	Goodman Group (m)	5,790

	Belgium — 4.7%
85	Solvay S.A. (m)	12,516

	Canada — 1.5%
228	First Quantum Minerals Ltd. (m)	3,974

	China — 2.7%
2,025	China Shenhua Energy Co., Ltd., Class H (m)	7,180

	Denmark — 2.5%
351	Danske Bank A/S (a) (m)	6,642

	Finland — 2.1%
93	Ruukki Group OYJ (a) (m)	50
516	UPM-Kymmene OYJ (m)	5,436

		5,486

	France — 16.4%
210	Cie de St-Gobain (m)	8,425
162	European Aeronautic Defence and Space Co. N.V. (m)	8,575
92	Lafarge S.A. (m)	5,931
125	Renault S.A. (m)	8,609
105	Sodexo (m)	8,742
243	Suez Environnement Co. (m)	3,492

		43,774

	Germany — 2.2%
95	Deutsche Boerse AG (m)	5,925

	Hong Kong — 1.3%
1,106	China Overseas Land & Investment Ltd. (m)	3,377

	Japan — 34.6%
206	Bridgestone Corp. (m)	7,756
372	Daiwa House Industry Co., Ltd. (m)	8,408
276	Japan Tobacco, Inc. (m)	10,414
278	Kirin Holdings Co., Ltd. (m)	4,865
667	Marubeni Corp. (m)	4,788
1,028	Mitsubishi Heavy Industries Ltd. (m)	7,089
358	Mitsui Fudosan Co., Ltd. (m)	12,184
1,153	Mitsui OSK Lines Ltd. (m)	4,802
98	Nitto Denko Corp. (m)	6,419
191	Otsuka Holdings Co., Ltd. (m)	6,884
440	Ricoh Co., Ltd. (m)	4,896
530	Sumitomo Electric Industries Ltd. (m)	7,054
335	Yamato Holdings Co., Ltd. (m)	6,458

		92,017

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — 2.0%
127	Unilever N.V., CVA (m)	5,409

	Norway — 3.7%
443	Telenor ASA (m)	9,980

	South Africa — 0.7%
627	African Bank Investments Ltd. (m)	1,993

	South Korea — 2.3%
4	Samsung Electronics Co., Ltd. (m)	6,161

	Spain — 2.8%
1,362	Iberdrola S.A. (m)	7,324

	Sweden — 1.4%
307	Nordea Bank AB (m)	3,692

	Switzerland — 3.9%
130	Swiss Re AG (a) (m)	10,313

	United Kingdom — 6.5%
1,577	Kingfisher plc (m)	7,686
177	SABMiller plc (m)	9,530

		17,216

	Total Common Stocks (Cost $201,072)	248,769

Preferred Stock — 4.3%
	Germany — 4.3%
56	Volkswagen AG (m) (Cost $6,950)	11,356

	Total Investments — 97.8% (Cost $208,022)	260,125
	Other Assets in Excess of Liabilities — 2.2%	5,968

	NET ASSETS — 100.0%	$266,093

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SMA FUNDS	9

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Management & Development	9.2%
Automobiles	7.7
Chemicals	7.3
Beverages	5.5
Tobacco	4.0
Commercial Banks	4.0
Insurance	4.0
Diversified Telecommunication Services	3.8
Hotels, Restaurants & Leisure	3.4
Aerospace & Defense	3.3
Building Products	3.2
Diversified Financial Services	3.1
Auto Components	3.0
Specialty Retail	3.0
Electric Utilities	2.8

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	2.8%
Machinery	2.7
Electrical Equipment	2.7
Pharmaceuticals	2.6
Air Freight & Logistics	2.5
Semiconductors & Semiconductor Equipment	2.4
Construction Materials	2.3
Real Estate Investment Trusts (REITs)	2.2
Paper & Forest Products	2.1
Food Products	2.1
Office Electronics	1.9
Marine	1.8
Trading Companies & Distributors	1.8
Metals & Mining	1.5
Multi-Utilities	1.3

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
30	Euro STOXX 50 Index	06/21/13	$1,054	$(2)
6	FTSE 100 Index	06/21/13	595	— (h)

				$(2)

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	APRIL 30, 2013

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 98.5% (t)
	Alaska — 0.3%
	General Obligation — 0.3%
100	Matanuska-Susitna Borough School Board, Series A, GO, NATL-RE, 5.250%, 04/01/15 (p)	109

	Arizona — 1.1%
	General Obligation — 0.8%
150	City of Scottsdale, GO, 5.000%, 07/01/21	190
85	Maricopa County Elementary, School District No. 38, Madison Elementary School Improvement Project of 2004, Series B, GO, NATL-RE, 5.000%, 07/01/16	96

		286

	Transportation — 0.3%
90	Arizona State Transportation Board, Series B, Rev., 5.000%, 07/01/13	91

	Total Arizona	377

	California — 4.6%
	Education — 0.4%
60	California Educational Facilities Authority, Pomona College, Series A, Rev., 5.000%, 01/01/18	72
50	University of California, Series C, Rev., NATL-RE, 4.750%, 05/15/13 (p)	50

		122

	General Obligation — 3.1%
375	State Center Community College District, GO, 5.000%, 08/01/25	456
500	State of California, Various Purpose, GO, 5.000%, 10/01/25	575

		1,031

	Other Revenue — 0.4%
75	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	91
25	Golden West Schools Financing Authority, Beverly Hills Unified School District, Rev., NATL-RE, FGIC, 5.250%, 08/01/23	33

		124

	Prerefunded — 0.7%
30	El Monte Union High School District, 2002 Election, Series B, GO, NATL-RE, 5.000%, 03/01/15 (p)	33
80	Golden State Tobacco Securitization Corp., Series A-1, Rev., 6.750%, 06/01/13 (p)	80
30	Pasadena Unified School District, Election 1997, Series D, GO, NATL-RE, 4.500%, 05/01/13 (p)	30

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — Continued
100	Redondo Beach Unified School District, Election of 2000, GO, AGM, 5.750%, 08/01/13 (p)	103

		246

	Total California	1,523

	Colorado — 2.9%
	General Obligation — 1.2%
305	Jefferson County School District R-1, GO, 5.000%, 12/15/22	388

	Other Revenue — 1.7%
500	Colorado Water Resources & Power Development Authority, Revolving Fund, Series A, Rev., 5.250%, 09/01/16	578

	Total Colorado	966

	Connecticut — 4.7%
	General Obligation — 4.7%
150	City of New Britain, GO, AGM, 5.000%, 04/15/17	175
250	State of Connecticut, Series E, GO, 5.000%, 12/15/16	289
100	Town of New Canaan, Series B, GO, 5.000%, 04/01/20	122
500	Town of Stratford, Series B, GO, 4.000%, 08/01/17	564
200	Town of Trumbull, GO, 5.000%, 09/15/16	229
135	Town of West Hartford, Series A, GO, 5.000%, 07/01/18	164

	Total Connecticut	1,543

	District of Columbia — 0.9%
	Education — 0.3%
100	District of Columbia, Georgetown University, Series A, Rev., AMBAC, 5.000%, 04/01/16	112

	General Obligation — 0.1%
20	District of Columbia, Series C, GO, AGM, 5.000%, 06/01/15	22

	Other Revenue — 0.5%
135	Washington Metropolitan Area Transit Authority, Series A, Rev., 5.000%, 07/01/18	161

	Total District of Columbia	295

	Florida — 2.8%
	General Obligation — 1.8%
500	Florida State Board of Education, Public Education, Capital Outlay, Series D, GO, 5.000%, 06/01/25	608

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SMA FUNDS	11

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — 0.9%
185	Florida State Department of Transportation, Series A, Rev., 4.000%, 07/01/18	213
80	Polk County, Public Facilities Authority, Rev., NATL-RE, 5.000%, 12/01/18	88

		301

	Water & Sewer — 0.1%
25	Seminole County, Water & Sewer, Rev., 5.000%, 10/01/18	27

	Total Florida	936

	Georgia — 4.9%
	General Obligation — 0.7%
50	Augusta Georgia, GO, 4.000%, 10/01/14	52
150	State of Georgia, Series D, GO, 5.250%, 10/01/15	168

		220

	Other Revenue — 4.0%
625	County of Columbia, Water & Sewerage, Rev., 4.000%, 06/01/17	705
250	DeKalb County, Water & Sewer, Series B, Rev., 5.250%, 10/01/26	326
250	Henry County, Water & Sewerage Authority, Rev., 5.000%, 02/01/26	303

		1,334

	Water & Sewer — 0.2%
60	Jackson County Water & Sewer Authority, Series A, Rev., XLCA, 5.250%, 09/01/21	70

	Total Georgia	1,624

	Hawaii — 1.1%
	General Obligation — 1.1%
300	State of Hawaii, Unrefunded Balance, Series DR, GO, 5.000%, 06/01/18	361

	Idaho — 0.2%
	Water & Sewer — 0.2%
50	Idaho Board Bank Authority, Series B, Rev., NATL-RE, 5.000%, 09/15/15	55

	Illinois — 1.4%
	General Obligation — 0.2%
60	City of Chicago, Series A, GO, AGM, 5.500%, 01/01/19	73

	Other Revenue — 0.6%
165	Forest Preserve District of Cook County, Limited Tax Project and Refunding, Series B, GO, 5.000%, 12/15/24	198

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.6%
150	Metropolitan Pier & Exposition Authority, Series A-2002, Rev., FGIC, 5.500%, 06/15/18 (p)	183

	Total Illinois	454

	Indiana — 1.9%
	Education — 0.4%
100	Purdue University, Student Fees, Series U, Rev., 5.250%, 07/01/21	128

	Other Revenue — 1.5%
250	Indiana Finance Authority, Revolving Fund, Series B, Rev., 5.000%, 02/01/21	310
150	Indiana Transportation Finance Authority, Series B, Rev., NATL-RE, FGIC, 5.500%, 12/01/16	176

		486

	Total Indiana	614

	Iowa — 0.2%
	Water & Sewer — 0.2%
65	City of Des Moines, Sewer System, Series H, Rev., AGM, 5.000%, 06/01/14	68

	Kansas — 2.6%
	General Obligation — 2.6%
500	City of Wichita, Series B, GO, 4.000%, 09/01/17	570
265	Sedgwick County Unified School District No. 265 Goddard, Series 2, GO, AGM, 5.000%, 10/01/15	293

	Total Kansas	863

	Louisiana — 0.7%
	Industrial Development Revenue/Pollution Control Revenue — 0.7%
200	Terrebonne Parish, Series ST, Rev., 5.875%, 03/01/26	236

	Maryland — 3.4%
	General Obligation — 2.3%
500	Maryland State Refunding, State & Local Facilities Loan, Series C, GO, 5.000%, 11/01/17	597
100	Montgomery County, Public Improvement, Series A, GO, 5.000%, 05/01/17 (p)	117
50	Prince Georges County, Public Improvement, Series A, GO, 5.000%, 10/01/13	51

		765

	Other Revenue — 0.7%
220	Charles County, Consolidated Public Improvement, GO, 5.000%, 04/01/15	239

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Transportation — 0.4%
100	Maryland State Department of Transportation, Second Issue, Rev., 4.000%, 09/01/16	112

	Total Maryland	1,116

	Massachusetts — 4.3%
	Certificate of Participation/Lease — 2.4%
	Massachusetts Bay Transportation Authority,
350	Series A, Rev., COP, 5.250%, 07/01/27	458
250	Series B, Rev., COP, 5.250%, 07/01/23	327

		785

	General Obligation — 1.3%
300	Commonwealth of Massachusetts, Series B, GO, 5.250%, 08/01/21	386
35	Commonwealth of Massachusetts, Consolidated Loan, Series A, GO, 5.000%, 05/01/13	35

		421

	Other Revenue — 0.3%
100	Massachusetts Health & Educational Facilities Authority, Harvard University, Series A, Rev., 5.000%, 12/15/15	112

	Prerefunded — 0.3%
100	Commonwealth of Massachusetts, Special Obligation, Rev., FGIC, 5.000%, 01/01/14 (p)	103

	Total Massachusetts	1,421

	Michigan — 0.2%
	Education — 0.2%
75	Western Michigan University, Rev., NATL-RE, FGIC, 5.000%, 11/15/15	81

	Minnesota — 0.7%
	Other Revenue — 0.7%
200	Minnesota Public Facilities Authority, Series A, Rev., 5.000%, 03/01/16	226

	Mississippi — 0.3%
	Prerefunded — 0.3%
100	Mississippi Housing Finance Corp., Short Term Appreciation, Rev., Zero Coupon, 06/01/15 (p)	99

	Missouri — 3.2%
	General Obligation — 2.6%
350	City of Kansas, Improvement, Series A, GO, 5.000%, 02/01/23	430
175	North Kansas City School District No. 74, Direct Deposit Program, GO, 5.000%, 03/01/20	206

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
200	Springfield School District No. R-12, GO, AGM, 5.000%, 03/01/15	217

		853

	Transportation — 0.4%
100	Missouri State Highways & Transit Commission, First Lien, Series B, Rev., 5.000%, 05/01/22	113

	Water & Sewer — 0.2%
75	Missouri State Environmental Improvement & Energy Resources Authority, State Revolving Funding Program, Series B, Rev., 5.500%, 07/01/14	78

	Total Missouri	1,044

	New Jersey — 0.5%
	Transportation — 0.5%
	New Jersey Transportation Trust Fund Authority,
80	Series A, Rev., 5.250%, 12/15/20	99
60	Series A, Rev., 5.500%, 12/15/21	76

	Total New Jersey	175

	New Mexico — 6.5%
	General Obligation — 1.3%
340	New Mexico Finance Authority, Senior Lien, Series C, GO, 5.000%, 06/01/22	421

	Other Revenue — 5.2%
300	Bernalillo County, Gross Receipts, Tax Revenue, Rev., AMBAC, 5.250%, 10/01/26	379
	New Mexico Finance Authority, State Transportation, Senior Lien,
250	Rev., 5.000%, 06/15/24	301
125	Series A, Rev., NATL-RE, 5.250%, 06/15/14 (p)	132
	New Mexico Finance Authority, State Transportation, Sub Lien,
200	Series A-2, Rev., 5.000%, 12/15/20	250
500	Series A-2, Rev., 5.000%, 12/15/21	617
30	New Mexico Finance Authority, Sub Lien Public Project Revolving Fund, Series B, Rev., NATL-RE, 5.000%, 06/15/17	35

		1,714

	Total New Mexico	2,135

	New York — 10.5%
	Education — 0.3%
100	New York State Dormitory Authority, Series B, Rev., 4.000%, 03/15/14	103

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SMA FUNDS	13

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — 2.6%
50	Ardsley Union Free School District, Series B, GO, AGM, 4.000%, 06/15/15	53
70	Briarcliff Manor, Public Improvement, Series A, GO, AGM, 5.000%, 09/01/14	75
100	Queensbury Union Free School District, GO, 4.000%, 12/15/18	116
75	Suffolk County, Public Improvement, Series B, GO, NATL-RE, 4.250%, 11/01/14	79
350	Taconic Hills Central School District at Craryville, GO, 4.000%, 06/15/18	399
100	Town of Riverhead, Public Improvement, GO, 4.000%, 06/01/21	118

		840

	Industrial Development Revenue/Pollution Control Revenue — 1.1%
280	City of New York, Series E-1, GO, 6.250%, 10/15/28	347

	Other Revenue — 5.7%
110	New York City Transitional Finance Authority, Fiscal Year 2009, Series S-5, Rev., 5.000%, 01/15/26	130
260	New York State Dormitory Authority, Personal Education, Series C, Rev., 5.000%, 03/15/19	310
250	New York State Environmental Facilities Corp., Revolving Funds, New York City Municipal Water Projects, Series K, Rev., 5.500%, 06/15/17	300
100	New York State Urban Development Corp., Service Contract, Series A, Rev., 5.000%, 01/01/16	112
100	Triborough Bridge & Tunnel Authority, Sub Series D, Rev., 5.000%, 11/15/18	121
750	Triborough Bridge & Tunnel Authority, General Purpose, Series A, Rev., 5.000%, 01/01/26 (m)	902

		1,875

	Special Tax — 0.3%
100	Sales Tax Asset Receivable Corp., Series A, Rev., NATL-RE, 5.000%, 10/15/17	107

	Water & Sewer — 0.5%
150	New York City Municipal Water Finance Authority, Series AA, Rev., 5.000%, 06/15/17	176

	Total New York	3,448

	North Carolina — 3.0%
	Certificate of Participation/Lease — 1.0%
290	North Carolina Infrastructure Finance Corp., Capital Improvement, Series A, COP, AGM, 5.000%, 05/01/15	316

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 2.0%
545	City of Charlotte, Water & Sewer System, Series B, Rev., 5.000%, 07/01/19	675

	Total North Carolina	991

	North Dakota — 0.3%
	Prerefunded — 0.3%
100	North Dakota Public Finance Authority, Municipal Bond Bank, State Revolving Fund, Series A, Rev., 5.000%, 10/01/13 (p)	102

	Ohio — 1.2%
	General Obligation — 0.7%
100	Cincinnati City School District, Classroom Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/19	125
100	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	121

		246

	Other Revenue — 0.5%
125	Ohio State Water Development Authority, Loan Fund, Water Quality, Rev., 5.250%, 12/01/18	154

	Total Ohio	400

	Oregon — 1.5%
	General Obligation — 0.9%
215	Clackamas County School District No. 7J, Lake Oswego, GO, AGM, 5.250%, 06/01/25	281

	Other Revenue — 0.6%
175	Oregon State Department of Administrative Services, Series A, Rev., 5.000%, 04/01/21	211

	Total Oregon	492

	Pennsylvania — 3.8%
	Education — 0.7%
190	Delaware County Authority, Villanova University, Rev., AMBAC, 5.000%, 08/01/23	214

	General Obligation — 3.1%
500	Central Bucks School District, Series A, GO, 5.000%, 05/15/23	616
	Commonwealth of Pennsylvania, Second Series,
200	GO, 5.000%, 01/01/16 (p)	224
100	GO, 5.000%, 03/01/16	113
75	Lower Merion School District, GO, 3.000%, 05/15/15	79

		1,032

	Total Pennsylvania	1,246

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Rhode Island — 1.9%
	Other Revenue — 1.9%
505	Rhode Island Clean Water Finance Agency, Water Pollution Control, Revolving Fund, Series A, Rev., 5.000%, 10/01/18	611

	South Carolina — 2.3%
	Education — 0.5%
150	Oconee County School District, Series B, GO, SCSDE, 3.000%, 03/01/15	157

	General Obligation — 1.5%
300	State of South Carolina, Series C, GO, 5.000%, 03/01/22	377
100	State of South Carolina, State Highway, Series A, GO, 4.000%, 06/01/14	104

		481

	Other Revenue — 0.3%
100	South Carolina State Public Service Authority, Series A, Rev., AGM, 5.000%, 01/01/14 (p)	103

	Total South Carolina	741

	Tennessee — 1.4%
	General Obligation — 0.5%
	Metropolitan Government of Nashville & Davidson County,
50	GO, 5.000%, 01/01/18 (p)	60
100	Series B, GO, 5.000%, 08/01/15	110

		170

	Other Revenue — 0.9%
250	City of Memphis, Rev., 5.000%, 12/01/17	298

	Total Tennessee	468

	Texas — 10.8%
	Education — 1.8%
500	University of Texas, Financing System, Series C, Rev., 5.000%, 08/15/18	606

	General Obligation — 3.0%
75	City of El Paso, Series A, GO, NATL-RE, 4.750%, 08/15/23	86
240	City of Irving, Improvement, GO, 5.000%, 09/15/21	297
500	Hays County, Pass-Thru Toll, GO, 5.000%, 02/15/23	594

		977

	Other Revenue — 3.3%
550	City of Austin, Water & Wastewater System, Rev., 5.000%, 05/15/20	684

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
210	Harris County, Series C, Rev., 5.000%, 08/15/22	252
150	Texas State Public Finance Authority, Criminal Projects, Rev., AMBAC, 4.000%, 02/01/14	154

		1,090

	Prerefunded — 0.4%
100	Harris County, Series C, GO, 5.750%, 10/01/18 (p)	126

	Utility — 0.2%
50	City of Garland, Electric System, Rev., NATL-RE, 5.625%, 03/01/15	55

	Water & Sewer — 2.1%
	City of Houston, Utilities System, First Lien,
50	Series A, Rev., AGM, 5.000%, 11/15/15	56
355	Series D, Rev., 5.000%, 11/15/24	436
25	City of San Antonio, Water Authority, Rev., NATL-RE, FGIC, 5.500%, 05/15/15	28
70	Mesquite Waterworks & Sewer System, Rev., AGM, 5.000%, 03/01/20	80
100	Trinity River Authority, Rev., 5.000%, 08/01/14	106

		706

	Total Texas	3,560

	Utah — 0.2%
	Other Revenue — 0.2%
75	Utah State Building Ownership Authority, State Facilities Master Lease Program, Series C, Rev., AGM, 5.500%, 05/15/14	79

	Vermont — 0.1%
	Utility — 0.1%
35	Vermont Public Power Supply Authority, McNeil Project, Series E, Rev., NATL-RE, 5.250%, 07/01/14	37

	Virginia — 6.1%
	General Obligation — 4.1%
150	Loudoun County, Public Improvement, Series A, GO, 5.000%, 07/01/16	172
900	Newport News Virginia, Water Improvement, Series B, GO, 5.250%, 07/01/22 (m)	1,171

		1,343

	Other Revenue — 0.8%
175	Henrico County, Public Improvement, Rev., 5.000%, 07/15/20	221
50	Virginia College Building Authority, 21st Century College, Rev., 5.000%, 02/01/23	64

		285

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SMA FUNDS	15

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — 1.2%
355	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 5.625%, 06/01/15 (p)	393

	Total Virginia	2,021

	Washington — 3.8%
	General Obligation — 1.1%
25	Snohomish County School District No. 2 Everett, GO, NATL-RE, FGIC, 5.000%, 12/01/16	29
280	State of Washington, Various Purpose, Series 2010A, GO, 5.000%, 08/01/19	344

		373

	Other Revenue — 2.5%
150	Central Puget Sound Regional Transportation Authority, Sales Tax & Motor Vehicle Excise Tax, Series P-1, Rev., 5.000%, 02/01/25	184
500	City of Seattle, Municipal Light and Power Improvement, Series A, Rev., 5.000%, 06/01/21	629

		813

	Transportation — 0.1%
25	Port of Seattle, Intermediate Lien, Series A, Rev., NATL-RE, 5.000%, 03/01/15	27

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — 0.1%
20	Energy Northwest, Project 1, Series D, Rev., 5.000%, 07/01/16	23

	Total Washington	1,236

	Wisconsin — 2.2%
	Other Revenue — 2.2%
	State of Wisconsin,
290	Series A, Rev., 5.000%, 07/01/20	362
300	Series A, Rev., 5.000%, 07/01/26	351

	Total Wisconsin	713

	Total Municipal Bonds (Cost $30,205)	32,466

SHARES
Short-Term Investment — 0.4%
	Investment Company — 0.4%
130	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.040% (b) (l) (m) (Cost $130)	130

	Total Investments — 98.9% (Cost $30,335)	32,596
	Other Assets in Excess of Liabilities — 1.1%	375

	NET ASSETS — 100.0%	$32,971

Percentages indicated are based on net assets.

Inflation-Linked Swaps (Amounts in thousands)
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.573% at termination	CPI-U at termination	01/15/14	$1,000	$(53)
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	1,500	(97)
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	500	(33)
Barclays Bank plc	2.095% at termination	CPI-U at termination	05/24/16	3,000	8
BNP Paribas	1.980% at termination	CPI-U at termination	01/31/14	1,000	8
BNP Paribas	2.440% at termination	CPI-U at termination	04/01/15	5,000	(80)
BNP Paribas	2.530% at termination	CPI-U at termination	02/22/18	3,000	(38)
BNP Paribas	2.720% at termination	CPI-U at termination	04/01/21	8,000	(210)
Citibank, N.A.	1.470% at termination	CPI-U at termination	08/26/15	1,000	38
Credit Suisse International	1.900% at termination	CPI-U at termination	05/02/14	1,000	(7)
Deutsche Bank AG, New York	1.930% at termination	CPI-U at termination	01/03/17	5,000	28
Royal Bank of Scotland	2.740% at termination	CPI-U at termination	07/31/13	1,000	(66)
Royal Bank of Scotland	2.620% at termination	CPI-U at termination	06/28/25	1,000	2
Union Bank of Switzerland AG	2.438% at termination	CPI-U at termination	03/02/16	1,000	(15)

					$(515)

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMA FUNDS	APRIL 30, 2013

JPMorgan SMA Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.*
COP	— Certificate of Participation
CPI-U	— Consumer Price Index for All Urban Consumers
CVA	— Dutch Certification
FGIC	— Insured by Financial Guaranty Insurance Co.
GO	— General Obligation
NATL	— Insured by National Public Finance Guarantee Corp.
RE	— Reinsured
Rev.	— Revenue
SCSDE	— South Carolina School District Enhancement
XLCA	— Insured by XL Capital Assurance

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(l)	— The rate shown is the current yield as of April 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
*	— Filed for bankruptcy on November 8, 2010.

For the JPMorgan International Value SMA Fund, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to the financial statements, are approximately $256,151,000 and 98.5%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SMA FUNDS	17

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$260,125	$32,466
Investments in affiliates, at value	—	130

Total investment securities, at value	260,125	32,596
Cash	6,560	—
Receivables:
Investment securities sold	21	626
Fund shares sold	624	—
Interest and dividends from non-affiliates	761	393
Tax reclaims	214	—
Outstanding swap contracts, at value	—	84
Due from Advisor	38	13

Total Assets	268,343	33,712

LIABILITIES:
Payables:
Due to custodian — foreign currency, at value	8	—
Distributions	—	75
Investment securities purchased	2,147	—
Fund shares redeemed	22	22
Variation margin on futures contracts	2	—
Outstanding swap contracts, at value	—	599
Accrued liabilities:
Custodian and accounting fees	33	6
Collateral management fees	—	2
Trustees’ and Chief Compliance Officer’s fees	— (a)	—
Other	38	37

Total Liabilities	2,250	741

Net Assets	$266,093	$32,971

NET ASSETS:
Paid-in-Capital	$257,260	$31,069
Accumulated undistributed (distributions in excess of) net investment income	2,775	28
Accumulated net realized gains (losses)	(46,006)	128
Net unrealized appreciation (depreciation)	52,064	1,746

Total Net Assets	$266,093	$32,971

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	20,595	2,994
Net asset value, offering and redemption price per share (b)	$12.92	$11.01

Cost of investments in non-affiliates	$208,022	$30,205
Cost of investments in affiliates	—	130
Cost of foreign currency	(8)	—

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMA FUNDS	APRIL 30, 2013

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$467
Dividend income from non-affiliates	3,554	—
Foreign taxes withheld	(248)	—

Total investment income	3,306	467

EXPENSES:
Administration fees	93	16
Custodian and accounting fees	59	12
Collateral management fees	—	7
Professional fees	40	35
Trustees’ and Chief Compliance Officer’s fees	1	— (a)
Printing and mailing costs	7	3
Registration and filing fees	8	9
Transfer agent fees	44	11
Other	2	3

Total expenses	254	96

Less amounts waived	(93)	(16)
Less expense reimbursements	(161)	(80)

Net expenses	—	—

Net investment income (loss)	3,306	467

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,198	213
Futures	18	—
Foreign currency transactions	(140)	—
Swaps	—	10

Net realized gain (loss)	1,076	223

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	33,825	(303)
Futures	(13)	—
Foreign currency translations	(19)	—
Swaps	—	(265)

Change in net unrealized appreciation/depreciation	33,793	(568)

Net realized/unrealized gains (losses)	34,869	(345)

Change in net assets resulting from operations	$38,175	$122

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SMA FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,306	$7,558	$467	$942
Net realized gain (loss)	1,076	(28,448)	223	(17)
Change in net unrealized appreciation/depreciation	33,793	25,119	(568)	1,383

Change in net assets resulting from operations	38,175	4,229	122	2,308

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,663)	(7,501)	(432)	(918)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	61,417	92,833	1,856	5,751
Distributions reinvested	5,285	5,643	—	—
Cost of shares redeemed	(33,063)	(121,912)	(8,256)	(3,196)

Change in net assets resulting from capital transactions	33,639	(23,436)	(6,400)	2,555

NET ASSETS:
Change in net assets	64,151	(26,708)	(6,710)	3,945
Beginning of period	201,942	228,650	39,681	35,736

End of period	$266,093	$201,942	$32,971	$39,681

Accumulated undistributed (distributions in excess of) net investment income	$2,775	$7,132	$28	$(7)

SHARE TRANSACTIONS:
Issued	5,096	8,284	167	524
Reinvested	456	550	—	—
Redeemed	(2,810)	(10,921)	(745)	(290)

Change in Shares	2,742	(2,087)	(578)	234

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMA FUNDS	APRIL 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2013	J.P. MORGAN SMA FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Value SMA Fund
Six Months Ended April 30, 2013 (Unaudited)	$11.31	$0.18		$1.87	$2.05	$(0.44)
Year Ended October 31, 2012	11.47	0.43		(0.21)	0.22	(0.38)
Year Ended October 31, 2011	12.30	0.41	(g)	(1.00)	(0.59)	(0.24)
Year Ended October 31, 2010	10.80	0.22		1.45	1.67	(0.17)
Year Ended October 31, 2009	8.40	0.26	(g)	2.38	2.64	(0.24)
Year Ended October 31, 2008	16.47	0.29		(8.33)	(8.04)	(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMA FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (d)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(f)

$12.92	18.61%	$266,093	—%	2.98%	0.23%	36%
11.31	2.28	201,942	—	3.58	0.21	81
11.47	(4.95)	228,650	—	3.27	0.21	65
12.30	15.67	187,569	—	1.89	0.24	85
10.80	32.28	169,705	—	2.86	0.35	119
8.40	(48.89)	68,158	—	3.03	0.33	115

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SMA FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Tax Aware Real Return SMA Fund
Six Months Ended April 30, 2013 (Unaudited)	$11.11	$0.14	$(0.11)	$0.03	$(0.13)	$—		$(0.13)
Year Ended October 31, 2012	10.71	0.27	0.39	0.66	(0.26)	—		(0.26)
Year Ended October 31, 2011	10.50	0.28	0.21	0.49	(0.28)	—		(0.28)
Year Ended October 31, 2010	10.34	0.32	0.17	0.49	(0.32)	(0.01)		(0.33)
Year Ended October 31, 2009	9.49	0.38	0.85	1.23	(0.38)	—		(0.38)
Year Ended October 31, 2008	10.14	0.38	(0.65)	(0.27)	(0.38)	—	(g)	(0.38)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Fund and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMA FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(f)

$11.01	0.27%	$32,971	—%	2.48%	0.51%	8%
11.11	6.24	39,681	—	2.45	0.51	4
10.71	4.72	35,736	—	2.65	0.62	17
10.50	4.77	15,915	—	3.08	1.46	4
10.34	13.15	10,302	—	3.76	1.50	32
9.49	(2.86)	7,340	—	3.83	2.84	37

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SMA FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Diversified/Non-Diversified
International Value SMA Fund	Diversified
Tax Aware Real Return SMA Fund	Diversified

The investment objective of International Value SMA Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Tax Aware Real Return SMA Fund is to seek to maximize after-tax inflation protected return.

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. serves as the investment advisor or subadvisor to the account with the separately managed account sponsor or directly with the client. The Funds’ shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance and JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are

26	J.P. MORGAN SMA FUNDS	APRIL 30, 2013

discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

International Value SMA Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,974	$256,151	$—	$260,125

Depreciation in Other Financial Instruments
Futures Contracts	$(2)	$—	$—	$(2)

Tax Aware Real Return SMA Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$130	$32,466	$—	$32,596

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$84	$—	$84

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(599)	$—	$(599)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of a common stock held in Canada. Please refer to the SOI for country specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for state specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2013.

B. Futures Contracts — The International Value SMA Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

APRIL 30, 2013	J.P. MORGAN SMA FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2013 (amounts in thousands):

International Value SMA Fund
Futures Contracts:
Average Notional Balance Long	$736
Ending Notional Balance Long	1,649

C. Swaps — The Tax Aware Real Return SMA Fund uses inflation-linked swaps to provide inflation protection within its portfolio. These transactions are negotiated contracts between the Fund and a counterparty to exchange cash flows at specified, future intervals.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The table below discloses the volume of the Fund’s swap activity during the six months ended April 30, 2013 (amounts in thousands):

Tax Aware Real Return SMA Fund
Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed Rate	$35,429
Ending Notional Balance — Pays Fixed Rate	33,000

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. These amounts are held in segregated accounts with the Fund’s or counterparty’s custodial bank, as applicable.

Daily movement of collateral is subject to minimum threshold amounts.

D. Summary of Derivatives Information

The following table presents the value of derivatives held as of April 30, 2013, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value SMA Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$—	(b)

Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(2)

28	J.P. MORGAN SMA FUNDS	APRIL 30, 2013

Tax Aware Real Return SMA Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Swaps
Interest rate contracts	Receivables	$84

Liabilities:
Interest rate contracts	Payables	$(599)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statements of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.
(b)	Amount rounds to less than $1,000.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2013, by primary underlying risk exposure (amounts in thousands):

International Value SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Equity contracts	$18

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Equity contracts	$(13)

Tax Aware Real Return SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Swaps
Interest rate contracts	$10

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps
Interest rate contracts	$(265)

The Funds’ derivative contracts held at April 30, 2013 are not accounted for as hedging instruments under GAAP.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

APRIL 30, 2013	J.P. MORGAN SMA FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

G. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for International Value SMA Fund and monthly for Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM does not charge an advisory fee to the Funds. It should be understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Advisor is compensated directly or indirectly by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2013, the annualized effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Funds’ shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. International Value SMA Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations. For Tax Aware Real Return SMA Fund, payments to the custodian may be reduced by credits earned, if any, by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

E. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) are borne by the Funds pursuant to contractual arrangements with the Advisor through February 28, 2014.

For the six months ended April 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers	Contractual Reimbursements
	Administration
International Value SMA Fund	$93	$161
Tax Aware Real Return SMA Fund	16	80

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return SMA Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

30	J.P. MORGAN SMA FUNDS	APRIL 30, 2013

G. Other — The Funds may invest in affiliated J.P. Morgan money market funds. The Funds’ Advisor and its affiliates provide services to and receive fees from the J.P. Morgan money market funds; therefore, the Advisor and its affiliates may indirectly receive fees, including advisory fees, from the Funds.

Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended April 30, 2013, the International Value SMA Fund incurred $45 in brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$106,786	$78,358
Tax Aware Real Return SMA Fund	3,088	8,822
During the six months ended April 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Value SMA Fund	$208,022	$55,884	$3,781	$52,103
Tax Aware Real Return SMA Fund	30,335	2,266	5	2,261

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Short Term	Long Term
International Value SMA Fund	$14,393	$13,507
Tax Aware Real Return SMA Fund	2	14

At October 31, 2012, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
International Value SMA Fund	$16,199	$—	$—	$16,199
Tax Aware Real Return SMA Fund	—	52	4	56

APRIL 30, 2013	J.P. MORGAN SMA FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

International Value SMA Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws, or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2013, substantially all of the International Value SMA Fund’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of April 30, 2013, International Value SMA Fund invested approximately 35.4% of its total investments in Japan.

International Value SMA Fund has several shareholders, which are accounts maintained by separately managed account sponsors on behalf of their clients, that own significant portions of the Fund’s outstanding shares. Tax Aware Real Return SMA Fund has a shareholder, which is an account maintained by a separately managed account sponsor on behalf of its clients, that owns all of the Fund’s outstanding shares. Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

Tax Aware Real Return SMA Fund invests primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return SMA Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivatives instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.C.

32	J.P. MORGAN SMA FUNDS	APRIL 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Fund at the beginning of the reporting period, November 1, 2012, and continued to hold your shares at the end of the reporting period, April 30, 2013.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2012	Ending Account Value, April 30, 2013	Expenses Paid During the Period†*	Annualized Expense Ratio†
International Value SMA Fund
Actual	$1,000.00	$1,186.10	$0.00	0.00%
Hypothetical	1,000.00	1,024.79	0.00	0.00

Tax Aware Real Return SMA Fund
Actual	$1,000.00	$1,002.70	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2013	J.P. MORGAN SMA FUNDS	33

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. April 2013.	SAN-SMA-413

Semi-Annual Report

J.P. Morgan Specialty Funds

April 30, 2013 (Unaudited)

JPMorgan Global Natural Resources Fund

JPMorgan International Realty Fund

JPMorgan Strategic Preservation Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 17, 2013

Dear Shareholder:

Equity markets in most parts of the world posted strong returns for the six months ended April 30, 2013. This positive momentum has carried into May and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. China’s policy makers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

“Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers.”

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the ECB. Investors’ positive reaction to recent ECB policy announcements helped stocks of international developed countries outperform U.S. stocks during the six months ended April 30, 2013. Facing headwinds like the appreciating U.S. dollar, emerging markets stocks underperformed international developed and U.S. stocks during the reporting period.

U.S. Treasury Yields Remain Low

Despite a recent uptick, yields for U.S. Treasury securities remain near historically low levels. The yield for 10-year U.S. Treasury securities ended April 30, 2013 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.9%, respectively.

As the low interest rate environment persists, fixed income investors continue to turn to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Both of these asset classes posted positive absolute returns during the six months ended April 30, 2013, although more recently emerging market debt securities have underperformed other areas of the market.

Positive Signs for Stocks

The latest round of purchasing manager indices from around the world confirm that, while the global economy is certainly not booming, it is still clearly on a growth path. In particular, while near-recessionary conditions continue to face Europe, China appears to have picked up some momentum in recent months and Japan is, at least temporarily, looking stronger. For investors, the main point is that the “tail risks” of a financial crisis emanating from Europe or a crash-landing for the Chinese economy appear much less likely than a year ago.

Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, despite low interest rates and yields, there are opportunities in bond markets if investors expand their search to include all parts of the world.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	1

JPMorgan Global Natural Resources Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(19.73)%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes) .	14.67%
HSBC Gold, Mining and Energy Index (net of foreign withholding taxes) .	(16.89)%

Net Assets as of 4/30/2013 (In Thousands)	$34,767

INVESTMENT OBJECTIVE**

The JPMorgan Global Natural Resources Fund (the “Fund”) seeks to provide long-term capital appreciation.

HOW DID THE MARKET PERFORM?

In most parts of the world, central banks continued their efforts to stimulate economic growth with accommodative policies. In Europe, the European Central Bank committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. The U.S. Federal Reserve also remained committed to accommodative policies and U.S. equities received an additional boost from continued signs of a recovery in the housing market. Meanwhile, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. Japanese equities performed strongly as investors reacted positively to the new government’s policies. The MSCI World Index (net of foreign withholding taxes) returned 14.67% for the six months ended April 30, 2013, however resource equities in general performed poorly on concerns that slower growth, particularly in China, would put pressure on commodity prices. The HSCB Gold, Mining and Energy Index (net of foreign withholding taxes) significantly underperformed the broader equity market during the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

Natural resource equities underperformed the broader market during the reporting period, held back by concerns about the global economy. As a result, the Fund underperformed the MSCI World Index (net of foreign withholding taxes). The Fund also underperformed the HSBC Gold, Mining and Energy Index (net of foreign withholding taxes) for the six months ended April 30, 2013 due, in part, to the Fund’s relative overweight to small cap stocks.

The Fund’s investments in gold and precious metals detracted the most from the Fund’s return. Gold prices fell sharply during the reporting period, which caused gold mining stocks to decline. Within the gold and precious metals sector, individual positions in Goldcorp Inc. and Barrick Gold Corp. were the largest detractors from the Fund’s return.

On the positive side, several of the Fund’s energy holdings performed strongly during the reporting period. Shares of Anadarko Petroleum Corp. increased after the oil exploration and production company announced an oil discovery in its Shenandoah-2 well. Tethys Petroleum Limited is an oil and gas exploration and production company. The stock gained after the company announced a deal with Kazakh authorities that increased the price the company receives for gas from the Kyzyloi and Akkulka fields.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers invested in the equity securities of natural resource companies operating primarily in the gold and precious metals, energy and base metals sub-sectors. They used bottom-up fundamental research in an attempt to identify what they believed were attractively priced stocks of companies that appeared positioned to grow their long-term earnings by increasing production and reserves. The Fund was invested across various sub-sectors within natural resources as well as across regions and market-capitalizations.

2	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Rio Tinto plc, (United Kingdom)	6.4%
2.	BHP Billiton plc, (United Kingdom)	4.7
3.	Freeport-McMoRan Copper & Gold, Inc. (United States)	4.6
4.	Xstrata plc, (Switzerland)	4.6
5.	Anadarko Petroleum Corp. (United States)	4.2
6.	First Quantum Minerals Ltd., (Canada)	3.9
7.	Lundin Petroleum AB, (Sweden)	2.5
8.	Fortescue Metals Group Ltd., (Australia)	2.3
9.	Ferrexpo plc, (Switzerland)	2.3
10.	Coastal Energy Co. (United States)	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Canada	31.6%
United Kingdom	25.5
United States	14.7
Australia	10.9
Switzerland	8.2
Sweden	2.5
South Africa	1.9
Netherlands	1.9
Ireland	1.4
Others (each less than 1.0%)	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s composition is subject to change.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Global Natural Resources Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		(19.89)%	(26.67)%	(17.57)%
With Sales Charge**		(24.11)	(30.53)	(19.39)
CLASS C SHARES	11/30/10
Without CDSC		(20.04)	(26.98)	(17.95)
With CDSC***		(21.04)	(27.98)	(17.95)
CLASS R2 SHARES	11/30/10	(19.98)	(26.81)	(17.78)
CLASS R5 SHARES	11/30/10	(19.68)	(26.33)	(17.20)
CLASS R6 SHARES	11/30/11	(19.66)	(26.25)	(17.16)
SELECT CLASS SHARES	11/30/10	(19.73)	(26.44)	(17.36)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Natural Resources Fund, the MSCI World Index, the HSBC Gold, Mining and Energy Index and the Lipper Global Natural Resources Funds Index from November 30, 2010 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the HSBC Gold, Mining and Energy Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. For the MSCI World Index, the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Natural Resources Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The HSBC Gold, Mining and Energy Index is comprised of three natural resources sector components which are each equally weighted to reflect 1/3 of the index: 1) the Mining component, consisting of the HSBC Global Mining Index, excluding Gold, Coal and Uranium, 2) the Gold component, consisting of all gold producers found in the HSBC Global Mining Index, and 3) the Energy component, comprised of the Energy sector within the HSBC Global Equities Index plus any Coal or Uranium companies in the Global Mining Index. The three components are rebalanced quarterly at the end of each March, June, September and December and the index is net of withholding taxes. The Lipper Global Natural Resources Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

JPMorgan International Realty Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares, without a sales charge)*	19.30%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	16.90%
FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance (net of foreign withholdings taxes) (“Real Estate Securities Benchmark”)	19.78%

Net Assets as of 4/30/2013 (In Thousands)	$269,827

INVESTMENT OBJECTIVE***

The JPMorgan International Realty Fund (the “Fund”) will seek long-term capital growth.

HOW DID THE MARKET PERFORM?

Central banks in most developed market economies continued their efforts to stimulate growth with accommodative policies. The European Central Bank committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Meanwhile, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The MSCI EAFE Index returned 16.90% for the six months ended April 30, 2013.

International real estate securities outperformed international stocks, as the Real Estate Securities Benchmark returned 19.78% for the six months ended April 30, 2013. Japanese real estate securities were the strongest performers in the Real Estate Securities Benchmark.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class R5 Shares, without a sales charge) outperformed the MSCI EAFE Index (net of foreign withholding taxes) and underperformed the Real Estate Securities Benchmark for the six months ended April 30, 2013.

Relative to the Real Estate Securities Benchmark, individual detractors and contributors were concentrated in Japan. Japanese real estate securities received a boost from investors’ positive reaction to the pro-growth policies implemented by the country’s new Prime Minister Shinzo Abe. Investors preferred to own lower quality, more highly leveraged Japanese real estate securities and not owning these securities detracted from the Fund’s relative performance. The Fund’s underweight positions in Sumitomo Realty & Development Co. Ltd., Tokyu Land Corp. and Nippon Building Fund Inc. were among the largest individual detractors from relative performance. The Fund’s largest individual contributors were also Japanese real estate securities and included Mitsui Fudosan Co. Ltd., Mitsubishi Estate Co. Ltd. and Japan Real Estate Investment Corp.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers projected long-term cash flow for each company and valued real estate securities using a proprietary dividend discount model. As a result of this process, the Fund’s largest country overweight relative to the Real Estate Securities Benchmark was in China and the Fund’s largest country underweight was in Switzerland.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan International Realty Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mitsubishi Estate Co., Ltd. (Japan)	9.4%
2.	Mitsui Fudosan Co., Ltd. (Japan)	8.5
3.	Unibail-Rodamco SE (France)	6.1
4.	Westfield Group (Australia)	4.8
5.	British Land Co. plc (United Kingdom)	3.7
6.	Dexus Property Group (Australia)	3.5
7.	Japan Real Estate Investment Corp. (Japan)	3.4
8.	Wharf Holdings Ltd. (Hong Kong)	3.4
9.	CapitaLand Ltd. (Singapore)	3.4
10.	Goodman Group (Australia)	3.4

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	27.4%
Hong Kong	17.8
Australia	15.7
United Kingdom	9.1
Singapore	8.4
France	7.6
Canada	7.5
Germany	1.6
Netherlands	1.5
Others (each less than 1.0%)	1.6
Short-Term Investment	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s composition is subject to change.

6	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/06
Without Sales Charge		18.98%	33.03%	1.08%	0.50%
With Sales Charge**		12.69	26.02	—	(0.34)
CLASS C SHARES	11/30/06
Without CDSC		18.81	32.33	0.59	0.01
With CDSC***		17.81	31.33	0.59	0.01
CLASS R5 SHARES	11/30/06	19.30	33.56	1.56	0.97
SELECT CLASS SHARES	11/30/06	19.15	33.31	1.32	0.76

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/06 TO 4/30/2013)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2006.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan International Realty Fund, MSCI EAFE Index, FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance and Lipper International Real Estate Funds Average from November 30, 2006 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, after deduction of withholding tax, and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper International Real Estate Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The FTSE EPRA/NAREIT

Developed ex US Net of Tax US Tax Stance is a subset of the FTSE EPRA/NAREIT Developed Index, where the FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide, and the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance excludes all US companies and is net of withholding tax from the perspective of a U.S. investor. All index constituents are fully free float adjusted in accordance with FTSE’s index rules, to reflect the actual availability of stock in the market for public investment. Each FTSE constituent weighting is adjusted to reflect restricted shareholdings and foreign ownership to ensure an accurate representation of investable market capitalization. Investors cannot invest directly in an index. The Lipper International Real Estate Funds Average represents an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R5 Shares have no minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Strategic Preservation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)	5.89%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.06%

Net Assets as of 4/30/2013 (In Thousands) .	$45,752

INVESTMENT OBJECTIVE**

The JPMorgan Strategic Preservation Fund (the “Fund”) seeks to provide a total return from a diversified portfolio of stocks and bonds.

HOW DID THE MARKET PERFORM?

In most parts of the world, central banks continued their efforts to stimulate economic growth with accommodative policies. The European Central Bank committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Meanwhile, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. Japanese equities performed strongly as investors reacted positively to the new government’s policies. The U.S. Federal Reserve also remained committed to accommodative policies and U.S. equities received an additional boost from continued signs of a recovery in the housing market.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the six months ended April 30, 2013. The Fund’s outperformance was predominantly driven by its tactical allocations to convertible bonds and global stocks, particularly Japanese equities. In addition, the Fund’s stock selection contributed to its performance as the Fund preferred Japanese exporters, which benefited from investors’ enthusiasm surrounding their increasing competitive advantages in the global market place as a result of the weakening Japanese yen. The Fund’s equity positions in U.K. homebuilders and U.S. financials were also contributors. The duration of the Fund’s fixed income holdings fluctuated between 1.2 and 2.5 years during the reporting period (duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates). Following their strong performance, the Fund pared back its allocation to Australian bonds and rotated into issuances from New Zealand.

HOW WAS THE FUND POSITIONED?

The Fund invested in global stocks and bonds, convertible bonds, U.S. Treasury securities and cash. Following strong performance, the Fund decreased its overall equity allocation toward the end of the reporting period mainly by lowering its allocation to Japanese and U.S. equities.

The Fund used futures for efficient portfolio management and to implement tactical positioning. The Fund also used currency derivatives to hedge its exposure to foreign currencies during the reporting period.

8	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	U.S. Treasury Note, (United States) 1.625%, 08/15/22	7.1%
2.	International Bank for Reconstruction & Development, (Supranational), 1.125%, 08/25/14	6.7
3.	Finland Government Bond, (Finland), 1.250%, 10/19/15	5.3
4.	Wells Fargo & Co., Series L, (United States) 7.500%, 12/31/49	4.0
5.	British Land Co. Jersey Ltd., (United Kingdom), 1.500%, 09/10/17	3.6
6.	European Investment Bank, (Supranational), 1.000%, 12/15/17	3.5
7.	Bank of America Corp., Series L, (United States) 7.250%, 12/31/49	3.5
8.	Finland Government Bond, (Finland), 2.750%, 07/04/28	2.6
9.	Italy Buoni Poliennali Del Tesoro, (Italy), 5.500%, 11/01/22	2.0
10.	AXA S.A., Series CS, (France), 2.500%, 01/01/14	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
United States	30.0%
Japan	11.7
Supranational	10.2
United Kingdom	9.8
Finland	7.8
France	4.5
Switzerland	3.9
Germany	2.8
Singapore	2.1
Italy	2.0
Cayman Islands	1.7
Netherlands	1.6
Norway	0.9
Others (each less than 1.0%)	2.5
Short-Term Investment	8.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s composition is subject to change.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Strategic Preservation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		5.89%	6.11%	1.39%	1.84%
With Sales Charge**		1.92	2.13	0.61	1.20
CLASS C SHARES	3/30/07
Without CDSC		5.56	5.56	0.88	1.32
With CDSC***		4.56	4.56	0.88	1.32
CLASS R5 SHARES	3/30/07	6.07	6.59	1.84	2.29
SELECT CLASS SHARES	3/30/07	6.03	6.40	1.63	2.08

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Strategic Preservation Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Strategic Preservation Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from March 30, 2007 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Strategic Preservation Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Strategic Preservation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 20% MSCI World Index, 50% Barclays Global Aggregate Bond Index and 30% BofA Merrill Lynch 3-Month U.S. Treasury Bill

Index. The Lipper Global Flexible Portfolio Funds Index is an index based on the total returns of certain mutual funds within the Funds’s designated category as defined by Lipper, Inc. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

JPMorgan Global Natural Resources Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.0%
	Australia — 10.6%
130	African Petroleum Corp., Ltd. (a) (m)	14
67	Aurora Oil & Gas Ltd. (a) (m)	213
86	Ausgold Ltd. (a) (m)	3
310	Base Resources Ltd. (a) (m)	106
395	Bathurst Resources Ltd. (a) (m)	70
69	Beach Energy Ltd. (m)	98
97	Beadell Resources Ltd. (a) (m)	71
124	Blackthorn Resources Ltd. (a) (m)	71
1,243	Bullabulling Gold Ltd. (a) (m)	41
44	Elemental Minerals Ltd. (a) (m)	21
32	Equatorial Resources Ltd. (a) (m)	25
219	Fortescue Metals Group Ltd. (m)	798
202	Gascoyne Resources Ltd. (a) (m)	40
310	Gryphon Minerals Ltd. (a) (m)	67
13	Iluka Resources Ltd. (m)	123
6	Independence Group NL (m)	22
48	Indophil Resources NL (a) (m)	13
442	Kagara Ltd. (a) (i)	—
1,000	Marengo Mining Ltd. (a) (m)	89
186	Mawson West Ltd. (a) (m)	129
28	Mineral Deposits Ltd. (a) (m)	87
8	Newcrest Mining Ltd. (m)	145
121	Northern Star Resources Ltd. (m)	86
154	OceanaGold Corp. (a) (m)	331
410	Pancontinental Oil & Gas NL (a) (m)	27
101	Perseus Mining Ltd. (a) (m)	143
194	Resolute Mining Ltd. (m)	193
19	Sandfire Resources NL (a) (m)	111
163	Sarama Resources Ltd. (a) (m)	77
22	Sirius Resources NL (a) (m)	70
614	Tiger Resources Ltd. (a) (m)	153
50	Western Areas Ltd. (m)	144
498	World Titanium Resources Ltd. (a) (m)	120

		3,701

	Bermuda — 0.5%
8	Energy XXI Bermuda Ltd. (m)	177

	Canada — 31.0%
101	Afferro Mining, Inc. (a) (m)	108
14	Africa Oil Corp. (a) (m)	86
23	Alamos Gold, Inc. (m)	321
39	Asanko Gold, Inc. (a) (m)	98
111	Augusta Resource Corp. (a) (m)	273
180	Aureus Mining, Inc. (a) (m)	116
156	B2Gold Corp. (a) (m)	392

SHARES	SECURITY DESCRIPTION	VALUE($)

	Canada — Continued
139	Banro Corp. (a) (m)	178
13	Barrick Gold Corp. (m)	256
5	Brazilian Gold Corp. (a) (m)	1
18	Cameco Corp. (m)	349
20	Canadian Natural Resources Ltd. (m)	584
20	Cenovus Energy, Inc. (m)	602
52	Centerra Gold, Inc. (m)	215
37	Copper Mountain Mining Corp. (a) (m)	74
8	Dominion Diamond Corp. (a) (m)	126
62	Duluth Metals Ltd. (a) (m)	99
320	Eastcoal, Inc. (a) (m)	22
42	Eldorado Gold Corp. (m)	332
77	First Quantum Minerals Ltd. (m)	1,346
19	Goldcorp, Inc. (m)	565
65	Gran Tierra Energy, Inc. (a) (m)	364
16	HudBay Minerals, Inc. (m)	129
144	Loncor Resources, Inc. (a) (m)	59
436	Lucara Diamond Corp. (a) (m)	273
129	Lundin Mining Corp. (a) (m)	505
224	Mandalay Resources Corp. (m)	213
76	New Gold, Inc. (a) (m)	607
75	New Zealand Energy Corp. (a) (m)	29
222	Panoro Minerals Ltd. (a) (m)	68
37	Parex Resources, Inc. (a) (m)	167
218	Platinum Group Metals Ltd., (a) (m)	273
37	Rainy River Resources Ltd. (a) (m)	86
21	Reservoir Minerals, Inc. (a) (m)	54
220	Romarco Minerals, Inc. (a) (m)	96
8	Silver Wheaton Corp. (m)	188
38	Silvercrest Mines, Inc. (a) (m)	83
13	Teck Resources Ltd., Class B (m)	354
48	Turquoise Hill Resources Ltd. (a) (m)	338
248	WesternZagros Resources Ltd. (a) (m)	251
41	Yamana Gold, Inc. (m)	506

		10,786

	Ireland — 1.3%
807	Kenmare Resources plc (a) (m)	334
14	Providence Resources plc (a) (m)	135

		469

	Netherlands — 1.9%
18	Royal Dutch Shell plc, Class B (m)	645

	Norway — 0.8%
160	DNO International ASA (a) (m)	281

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Global Natural Resources Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Russia — 0.1%
52	RusPetro plc (a) (m)	33

	South Africa — 1.9%
31	Impala Platinum Holdings Ltd. (m)	426
220	Sierra Rutile Ltd. (a) (m)	224

		650

	Sweden — 2.5%
35	Lundin Petroleum AB (a) (m)	851

	Switzerland — 8.0%
281	Ferrexpo plc (m)	784
91	Glencore International plc (m)	449
103	Xstrata plc (a) (m)	1,556

		2,789

	United Kingdom — 25.0%
81	3Legs Resources plc (a) (m)	40
106	Afren plc (a) (m)	221
102	African Minerals Ltd. (a) (m)	347
224	Amara Mining plc (a) (m)	104
593	Amerisur Resources plc (a) (m)	483
34	Antofagasta plc (m)	479
34	BG Group plc (m)	571
57	BHP Billiton plc (m)	1,595
103	Eurasian Natural Resources Corp. plc (m)	441
63	Exillon Energy plc (a) (m)	152
53	Gem Diamonds Ltd. (a) (m)	107
390	Highland Gold Mining Ltd. (m)	517
31	IGAS Energy plc (a) (m)	38
304	Petra Diamonds Ltd. (a) (m)	519
47	Rio Tinto plc (m)	2,174
1,335	Sable Mining Africa Ltd. (a) (m)	166
345	Tethys Petroleum Ltd. (a) (m)	277
44	Zhaikmunai LP, Reg. S, GDR (m)	461

		8,692

	United States — 14.4%
17	Anadarko Petroleum Corp. (m)	1,420
40	Coastal Energy Co. (a) (m)	763
9	Concho Resources, Inc. (a) (m)	758
52	Freeport-McMoRan Copper & Gold, Inc. (m)	1,581
24	Peabody Energy Corp. (m)	481

		5,003

	Total Common Stocks (Cost $42,913)	34,077

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)

Rights — 0.0% (g)
	Australia — 0.0% (g)
33	World Titanium Resources Ltd., expiring 05/02/13 (a) (Cost $—)	2

NUMBER OF WARRANTS
Warrants — 0.0%
	Canada — 0.0%
3	Duluth Metals Ltd., expiring 07/31/13 (a) (i)	—
65	Regulus Resources, Inc., expiring 03/06/14 (a)	—

	Total Warrants (Cost $—)	—

	Total Investments — 98.0% (Cost $42,913)	34,079
	Other Assets in Excess of Liabilities — 2.0%	688

	NET ASSETS — 100.0%	$34,767

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Diversified Metals & Mining	39.5%
Oil & Gas Exploration & Production	23.2
Gold Mining	16.6
Oil, Gas & Consumable Fuels	7.8
Precious Metals & Minerals	6.5
Steel	6.4

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
	Australia — 15.7%
1,299	BGP Holdings plc (a) (i)	—
7,797	Dexus Property Group (m)	9,327
1,680	Goodman Group (m)	9,085
3,715	Mirvac Group (m)	6,822
639	Stockland (m)	2,570
1,072	Westfield Group (m)	12,967
428	Westfield Retail Trust (m)	1,465

		42,236

	Belgium — 0.6%
27	Warehouses De Pauw S.C.A. (m)	1,699

	Canada — 7.5%
74	Allied Properties Real Estate Investment Trust (m)	2,534
139	Canadian Apartment Properties REIT (m)	3,603
93	Canadian Real Estate Investment Trust (m)	4,405
118	Dundee Real Estate Investment Trust, Class A (m)	4,324
148	First Capital Realty, Inc. (m)	2,867
25	Northern Property Real Estate Investment Trust (m)	793
57	RioCan Real Estate Investment Trust (m)	1,662

		20,188

	Finland — 0.4%
225	Technopolis OYJ (m)	1,212

	France — 7.6%
35	ICADE (m)	3,275
16	Klepierre (m)	675
63	Unibail-Rodamco SE (m)	16,459

		20,409

	Germany — 1.6%
260	Alstria Office REIT-AG (a) (m)	3,148
22	LEG Immobilien AG (a) (m)	1,233

		4,381

	Hong Kong — 17.7%
315	Cheung Kong Holdings Ltd. (m)	4,754
1,200	China Overseas Land & Investment Ltd. (m)	3,664
848	China Resources Land Ltd. (m)	2,570
1,196	Hang Lung Properties Ltd. (m)	4,657
680	Hongkong Land Holdings Ltd. (m)	4,951
740	Link REIT (The) (m)	4,192

SHARES		SECURITY DESCRIPTION	VALUE($)

		Hong Kong — Continued
4,431		New World Development Co., Ltd. (m)	7,746
427		Sun Hung Kai Properties Ltd. (m)	6,174
1,024		Wharf Holdings Ltd. (m)	9,143

			47,851

		Italy — 0.5%
1,796		Beni Stabili S.p.A. (m)	1,267

		Japan — 27.3%
—	(h)	Frontier Real Estate Investment Corp. (m)	2,656
—	(h)	Japan Logistics Fund, Inc. (m)	3,439
1		Japan Real Estate Investment Corp. (m)	9,242
1		Japan Retail Fund Investment Corp. (m)	2,873
780		Mitsubishi Estate Co., Ltd. (m)	25,406
668		Mitsui Fudosan Co., Ltd. (m)	22,734
—	(h)	Nippon Building Fund, Inc. (m)	504
11		Nomura Real Estate Holdings, Inc. (m)	282
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	2,856
—	(h)	Nomura Real Estate Residential Fund, Inc. (m)	1,625
1		Orix JREIT, Inc. (m)	2,029

			73,646

		Netherlands — 1.5%
32		Corio N.V. (m)	1,505
57		Vastned Retail N.V. (m)	2,557

			4,062

		Singapore — 8.4%
2,281		CapitaCommercial Trust (m)	3,176
2,998		CapitaLand Ltd. (m)	9,143
3,307		CapitaMalls Asia Ltd. (m)	5,654
2,040		Global Logistic Properties Ltd. (m)	4,592

			22,565

		United Kingdom — 9.1%
163		Atrium European Real Estate Ltd. (m)	975
1,067		British Land Co. plc (m)	9,874
652		Hammerson plc (m)	5,271
655		Helical Bar plc (m)	2,521
169		Land Securities Group plc (m)	2,295
949		Safestore Holdings plc (m)	2,020
390		ST Modwen Properties plc (m)	1,626

			24,582

		Total Common Stocks (Cost $205,215)	264,098

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.8%
	Investment Company — 1.8%
4,851	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050%, (b) (l) (m) (Cost $4,851)	4,851

	Total Investments — 99.7% (Cost $210,066)	268,949
	Other Assets in Excess of Liabilities — 0.3%	878

	NET ASSETS — 100.0%	$269,827

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Management & Development	46.1%
Diversified	26.9
Shopping Centers	12.5
Office	9.2
Apartments	2.2
Industrial	1.3
Short-Term Investment	1.8

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/13		NET UNREALIZED APPRECIATION (DEPRECIATION)
98,878,075	JPY
649,339	for GBP	Citibank, N.A.	06/14/13	$1,008	#	$1,014	#	$6	#
464,606,801	JPY
37,919,038	for HKD	Credit Suisse International	06/14/13	4,887	#	4,767	#	(120	)#
192,950,312	JPY
15,157,134	for HKD	State Street Corp.	06/14/13	1,954	#	1,980	#	26	#
22,683,109	HKD
288,000,634	for JPY	Westpac Banking Corp.	06/14/13	2,955	#	2,924	#	(31	)#
735,932	GBP
1,390,458	for SGD	Credit Suisse International	06/14/13	1,129	#	1,143	#	14	#
1,359,721	AUD	Westpac Banking Corp.	06/14/13	1,409		1,405		(4)
2,532,387	CAD	Westpac Banking Corp.	06/14/13	2,452		2,511		59
3,954,520	CHF	Credit Suisse International	06/14/13	4,201		4,255		54
486,491	EUR	BNP Paribas	06/14/13	635		641		6
729,093	EUR	Credit Suisse International	06/14/13	931		960		29
400,867	EUR	Goldman Sachs International	06/14/13	522		528		6
918,561	EUR	Westpac Banking Corp.	06/14/13	1,194		1,210		16
778,897	GBP	Morgan Stanley	06/14/13	1,171		1,210		39
676,343	GBP	State Street Corp.	06/14/13	1,037		1,050		13
12,002,938	HKD	Credit Suisse International	06/14/13	1,548		1,547		(1)
22,675,976	HKD	Goldman Sachs International	06/14/13	2,922		2,923		1
6,109,703	HKD	HSBC Bank, N.A.	06/14/13	787		787		—	(h)
8,440,885	HKD	Royal Bank of Scotland	06/14/13	1,089		1,088		(1)
10,184,306	HKD	State Street Corp.	06/14/13	1,313		1,313		—	(h)
7,082,723	HKD	Westpac Banking Corp.	06/14/13	913		913		—	(h)
94,582,975	JPY	BNP Paribas	06/14/13	994		970		(24)
109,458,024	JPY	Citibank, N.A.	06/14/13	1,107		1,123		16
310,402,995	JPY	Goldman Sachs International	06/14/13	3,234		3,185		(49)
100,611,445	JPY	Westpac Banking Corp.	06/14/13	1,060		1,032		(28)
26,868,904	SEK	State Street Corp.	06/14/13	4,236		4,142		(94)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,030,626	SGD	Barclays Bank plc	06/14/13	$824	$837	$13
1,796,654	SGD	Royal Bank of Scotland	06/14/13	1,443	1,459	16
1,528,893	SGD	Westpac Banking Corp.	06/14/13	1,232	1,241	9
				$48,187	$48,158	$(29)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,644,319	AUD	BNP Paribas	06/14/13	$1,695	$1,699	$(4)
639,578	AUD	Citibank, N.A.	06/14/13	651	661	(10)
676,302	AUD	Credit Suisse International	06/14/13	702	699	3
976,318	AUD	Goldman Sachs International	06/14/13	1,009	1,009	— (h)
476,691	AUD	Morgan Stanley	06/14/13	494	493	1
481,893	AUD	State Street Corp.	06/14/13	502	498	4
737,601	EUR	Citibank, N.A.	06/14/13	968	971	(3)
4,985,039	EUR	Merrill Lynch International	06/14/13	6,545	6,567	(22)
408,683	GBP	BNP Paribas	06/14/13	628	635	(7)
380,996	GBP	Citibank, N.A.	06/14/13	579	592	(13)
6,336,132	HKD	State Street Corp.	06/14/13	816	816	— (h)
584,027,943	JPY	BNP Paribas	06/14/13	6,060	5,992	68
209,601,386	JPY	Citibank, N.A.	06/14/13	2,247	2,150	97
158,300,598	JPY	Credit Suisse International	06/14/13	1,682	1,625	57
71,842,142	JPY	Morgan Stanley	06/14/13	753	737	16
36,141,324	JPY	Royal Bank of Scotland	06/14/13	378	371	7
112,066,216	JPY	Westpac Banking Corp.	06/14/13	1,197	1,150	47
849,227	SGD	Citibank, N.A.	06/14/13	687	690	(3)
978,509	SGD	HSBC Bank, N.A.	06/14/13	793	794	(1)
666,807	SGD	State Street Corp.	06/14/13	540	541	(1)
				$28,926	$28,690	$236

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/13 of the currency being sold, and the value at 04/30/13 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	15

JP Morgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 40.3%
		Denmark — 0.1%
—	(h)	Novo Nordisk A/S, Class B	34

		France — 1.8%
8		European Aeronautic Defence and Space Co. N.V.	413
4		Sanofi	420

			833

		Germany — 2.8%
2		Allianz SE	234
4		Bayer AG	378
11		Deutsche Wohnen AG	185
6		GSW Immobilien AG	223
1		Muenchener Rueckversicherungs AG	271

			1,291

		Ireland — 0.7%
23		Smurfit Kappa Group plc	336

		Japan — 11.6%
10		Anritsu Corp.	149
11		Bridgestone Corp.	423
1		East Japan Railway Co.	59
140		Haseko Corp. (a)	204
17		Isuzu Motors Ltd.	113
18		Japan Tobacco, Inc.	692
51		Marubeni Corp.	366
75		Mitsubishi UFJ Financial Group, Inc.	507
144		Mizuho Financial Group, Inc.	317
10		Moshi Moshi Hotline, Inc.	141
10		Nippon Telegraph & Telephone Corp.	487
32		ORIX Corp.	485
11		Sumitomo Mitsui Financial Group, Inc.	501
63		Sumitomo Mitsui Trust Holdings, Inc.	317
9		Toyota Motor Corp.	505
1		West Japan Railway Co.	53

			5,319

		Netherlands — 1.1%
2		Gemalto N.V.	171
4		Nutreco N.V.	342

			513

		Norway — 1.0%
5		Cermaq ASA (a)	70
347		Marine Harvest ASA (a)	361

			431

		Singapore — 1.6%
45		CapitaLand Ltd.	137

SHARES		SECURITY DESCRIPTION	VALUE($)

		Singapore — Continued
239		CapitaMall Trust (m)	451
79		Suntec Real Estate Investment Trust	125

			713

		South Korea — 0.6%
—	(h)	Samsung Electronics Co., Ltd.	279

		Switzerland — 3.9%
3		Nestle S.A.	215
7		Novartis AG (m)	487
2		Roche Holding AG (m)	526
3		Swiss Re AG (a)	210
—	(h)	Syngenta AG (m)	150
1		Zurich Insurance Group AG (a) (m)	180

			1,768

		United Kingdom — 6.1%
60		Barratt Developments plc (a)	291
10		Berkeley Group Holdings plc	332
3		British American Tobacco plc	172
5		InterContinental Hotels Group plc	155
5		Lancashire Holdings Ltd. (m)	72
19		Legal & General Group plc	51
45		Persimmon plc (a)	401
20		Prudential plc	340
73		Standard Life plc	427
59		Vodafone Group plc	181
57		William Hill plc	375

			2,797

		United States — 9.0%
6		Actavis, Inc. (a) (m)	589
4		CBS Corp. (Non-Voting), Class B (m)	181
9		Citigroup, Inc. (m)	429
4		Comcast Corp., Class A (m)	182
2		General Mills, Inc. (m)	125
3		HollyFrontier Corp. (m)	143
3		Johnson & Johnson (m)	271
17		Mylan, Inc. (a) (m)	482
5		Pfizer, Inc. (m)	157
5		Thermo Fisher Scientific, Inc. (m)	364
7		Time Warner, Inc. (m)	391
5		UnitedHealth Group, Inc. (m)	321
12		Wells Fargo & Co. (m)	470

			4,105

		Total Common Stocks (Cost $15,907)	18,419

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Convertible Bonds — 10.8%
	France — 0.7%
EUR 1	AXA S.A., 3.750%, 01/01/17	326

	Netherlands — 0.4%
EUR 150	Wereldhave N.V., 2.875%, 11/18/15	203

	Singapore — 0.5%
SGD 250	CapitaLand Ltd., 3.125%, 03/05/18	221

	United Arab Emirates — 0.9%
EUR 300	Aabar Investments PJSC, Reg. S., 4.000%, 05/27/16	415

	United Kingdom — 3.6%
GBP 1,000	British Land Co. Jersey Ltd., 1.500%, 09/10/17	1,646

	United States — 4.7%
	Ares Capital Corp.,
325	4.750%, 01/15/18 (e) (m)	341
201	5.125%, 06/01/16 (m)	215
750	Boston Properties LP, 3.625%, 02/15/14 (e) (m)	791
535	Prospect Capital Corp., 5.875%, 01/15/19 (e) (m)	560
220	Salesforce.com, Inc., 0.250%, 04/01/18 (e) (m)	219

		2,126

	Total Convertible Bonds (Cost $4,756)	4,937

Corporate Bonds — 3.6%
	Cayman Islands — 1.7%
700	Hutchison Whampoa International 10 Ltd., VAR, 6.000%, 10/28/15 (e) (m) (x)	761

	France — 1.9%
EUR 289	AXA S.A., Series CS, 2.500%, 01/01/14 (m)	882

	Total Corporate Bonds (Cost $1,638)	1,643

Foreign Government Securities — 9.8%
	Finland — 7.8%
	Finland Government Bond,
2,350	1.250%, 10/19/15 (e) (m)	2,402
EUR 800	2.750%, 07/04/28	1,158

		3,560

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Italy — 2.0%
EUR 620	Italy Buoni Poliennali Del Tesoro, 5.500%, 11/01/22	923

	Total Foreign Government Securities (Cost $4,379)	4,483

SHARES
Preferred Stocks — 7.4%
	United States — 7.4%
1	Bank of America Corp., 7.250%, 12/31/49 ($1,000 par value) (a) (m) @	1,594
1	Wells Fargo & Co., 7.500%, 12/31/49 ($1,000 par value) (a) (m) @	1,798

	Total Preferred Stocks (Cost $3,185)	3,392

PRINCIPAL AMOUNT($)
Supranational — 10.1%
1,600	European Investment Bank, 1.000%, 12/15/17 (m)	1,609
3,000	International Bank for Reconstruction & Development, 1.125%, 08/25/14 (m)	3,036

	Total Supranational (Cost $4,583)	4,645

U.S. Treasury Obligations — 8.8%
	U.S. Treasury Notes,
800	1.000%, 06/30/19 (m)	803
3,200	1.625%, 08/15/22 (m)	3,210

	Total U.S. Treasury Obligations (Cost $3,513)	4,013

SHARES
Short-Term Investment — 8.4%
	Investment Company — 8.4%
3,850	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $3,850)	3,850

	Total Investments — 99.2% (Cost $42,237)	45,382
	Other Assets in Excess of Liabilities — 0.8%	370

	NET ASSETS — 100.0%	$45,752

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	17

JP Morgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Supranational	10.2%
Foreign Government Securities	9.9
U.S. Treasury Notes	8.8
Commercial Banks	8.6
Pharmaceuticals	7.4
Real Estate Investment Trusts (REITs)	7.1
Insurance	6.6
Diversified Financial Services	5.5
Capital Markets	3.4
Household Durables	2.7

INDUSTRY	PERCENTAGE
Food Products	2.5%
Tobacco	1.9
Real Estate Management & Development	1.7
Industrial Conglomerates	1.7
Media	1.7
Automobiles	1.4
Hotels, Restaurants & Leisure	1.2
Diversified Telecommunication Services	1.1
Others (each less than 1.0%)	8.1
Short-Term Investment	8.5

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
17	Euro — OAT	06/06/13	$3,130	$9
8	Euro Bund	06/06/13	1,544	5
17	E-mini S&P 500	06/21/13	1,353	12
	Short Futures Outstanding
(101)	OMXS30	05/17/13	(1,869)	(68)
(7)	Hang Seng	05/30/13	(1,019)	(8)
(45)	3 Year Australian Government Bond	06/17/13	(5,127)	(25)
(28)	10 Year U.S. Treasury Note	06/19/13	(3,734)	(77)
(10)	ASX SPI 200	06/20/13	(1,339)	(59)
(23)	Russell 2000 Mini	06/21/13	(2,174)	(32)
(21)	2 Year U.S. Treasury Note	06/28/13	(4,633)	(6)

				$(249)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/13		NET UNREALIZED APPRECIATION (DEPRECIATION)
14,807,531	JPY
105,000	for GBP	Citibank, N.A.	06/04/13	$163	#	$152	#	$(11)#
674,630	AUD	Deutsche Bank AG	06/04/13	695		698		3
1,527,448	AUD	Goldman Sachs International	06/04/13	1,606		1,579		(27)
128,869	AUD	Societe Generale	06/04/13	132		133		1
259,603	AUD	State Street Corp.	06/04/13	265		268		3
189,146	AUD	Union Bank of Switzerland AG	06/04/13	199		196		(3)
103,376	CHF	Goldman Sachs International	06/04/13	110		111		1
103,687	CHF	Merrill Lynch International	06/04/13	111		112		1

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
383,415	EUR	Barclays Bank plc	06/04/13	503	505	2
234,721	EUR	BNP Paribas	06/04/13	305	309	4
615,733	EUR	Deutsche Bank AG	06/04/13	788	811	23
1,128,989	GBP	State Street Corp.	06/04/13	1,727	1,753	26
23,274,716	JPY	Goldman Sachs International	06/04/13	235	239	4
9,064,716	JPY	Union Bank of Switzerland AG	06/04/13	93	93	— (h)
15,986,890	JPY	Westpac Banking Corp.	06/04/13	163	164	1
101,023	NZD	Societe Generale	06/04/13	83	87	4
				$7,178	$7,210	$32

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
698,126	AUD	Goldman Sachs International	06/04/13	$710	$722	$(12)
178,241	AUD	Morgan Stanley	06/04/13	183	184	(1)
1,952,702	AUD	Westpac Banking Corp.	06/04/13	1,976	2,019	(43)
94,750	CHF	Barclays Bank plc	06/04/13	101	102	(1)
207,905	CHF	Deutsche Bank AG	06/04/13	223	224	(1)
177,293	CHF	Goldman Sachs International	06/04/13	186	191	(5)
1,290,326	CHF	Westpac Banking Corp.	06/04/13	1,387	1,388	(1)
309,345	EUR	Barclays Bank plc	06/04/13	402	407	(5)
900,978	EUR	Citibank, N.A.	06/04/13	1,153	1,187	(34)
74,741	EUR	Deutsche Bank AG	06/04/13	96	99	(3)
2,064,099	EUR	Goldman Sachs International	06/04/13	2,682	2,719	(37)
187,235	EUR	Royal Bank of Canada	06/04/13	244	247	(3)
5,222,457	EUR	Westpac Banking Corp.	06/04/13	6,835	6,879	(44)
1,187,836	GBP	BNP Paribas	06/04/13	1,819	1,845	(26)
3,158,730	GBP	Goldman Sachs International	06/04/13	4,781	4,906	(125)
68,072	GBP	HSBC Bank, N.A.	06/04/13	104	105	(1)
73,568	GBP	Union Bank of Switzerland AG	06/04/13	113	114	(1)
61,966	GBP	Westpac Banking Corp.	06/04/13	94	96	(2)
242,473,200	JPY	Citibank, N.A.	06/04/13	2,516	2,488	28
22,286,171	JPY	Deutsche Bank AG	06/04/13	225	229	(4)
68,676,359	JPY	Goldman Sachs International	06/04/13	739	705	34
9,717,185	JPY	HSBC Bank, N.A.	06/04/13	98	100	(2)
15,586,023	JPY	Merrill Lynch International	06/04/13	164	160	4
25,912,597	JPY	Morgan Stanley	06/04/13	262	266	(4)
20,312,406	JPY	Royal Bank of Scotland	06/04/13	210	208	2
120,435,731	JPY	State Street Corp.	06/04/13	1,255	1,235	20
19,247,016	JPY	Union Bank of Switzerland AG	06/04/13	194	197	(3)
22,990,106	JPY	Westpac Banking Corp.	06/04/13	240	236	4
249,100,000	KRW	Deutsche Bank AG	06/04/13	223	225	(2)
1,540,862	NOK	Goldman Sachs International	06/04/13	269	267	2
556,017	SGD	Goldman Sachs International	06/04/13	448	451	(3)
				$29,932	$30,201	$(269)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/13 of the currency being sold, and the value at 04/30/13 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Specialty Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
KRW	— Korean Republic Won
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

SEK	— Swedish Krona
SGD	— Singapore Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2013.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of April 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments, and/or forward foreign currency exchange contracts.

(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2013.

@

—  The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of April 30, 2013.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are as follows (amounts in thousands):

Fund	Value	Percentage
Global Natural Resources Fund	$17,813	52.3%
International Realty Fund	243,910	90.7
Strategic Preservation Fund	14,287	31.5

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	21

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)

	Global Natural Resources Fund		International Realty Fund		Strategic Preservation Fund
ASSETS:
Investments in non-affiliates, at value	$34,079		$264,098		$41,532
Investments in affiliates, at value	—		4,851		3,850

Total investment securities, at value	34,079		268,949		45,382
Cash	432		289		207
Foreign currency, at value	75		1		222
Deposits at broker for futures contracts	—		—		606
Receivables:
Investment securities sold	189		—		740
Fund shares sold	9		91		95
Interest and dividends from non-affiliates	30		1,035		201
Dividends from affiliates	—	(a)	—	(a)	—	(a)
Tax reclaims	4		11		11
Unrealized appreciation on forward foreign currency exchange contracts	—		623		167
Prepaid expenses	10		4		9

Total Assets	34,828		271,003		47,640

LIABILITIES:
Payables:
Investment securities purchased	—		—	(a)	1,329
Fund shares redeemed	—		499		1
Variation margin on futures contracts	—		—		45
Unrealized depreciation on forward foreign currency exchange contracts	—		416		404
Accrued liabilities:
Investment advisory fees	2		161		13
Administration fees	—	(a)	—	(a)	—	(a)
Shareholder servicing fees	7		7		7
Distribution fees	1		7		9
Custodian and accounting fees	8		26		22
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Transfer agent fees	8		13		16
Audit fees	30		35		38
Other	5		12		4

Total Liabilities	61		1,176		1,888

Net Assets	$34,767		$269,827		$45,752

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

	Global Natural Resources Fund	International Realty Fund	Strategic Preservation Fund
NET ASSETS:
Paid-in-Capital	$65,631	$250,304	$41,664
Accumulated undistributed (distributions in excess of) net investment income	(1,007)	(6,973)	257
Accumulated net realized gains (losses)	(21,024)	(32,592)	1,172
Net unrealized appreciation (depreciation)	(8,833)	59,088	2,659

Total Net Assets	$34,767	$269,827	$45,752

Net Assets:
Class A	$1,974	$32,389	$40,528
Class C	598	1,447	505
Class R2	33	—	—
Class R5	32	224,584	115
Class R6	35	—	—
Select Class	32,095	11,407	4,604

Total	$34,767	$269,827	$45,752

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	215	2,922	2,778
Class C	65	132	35
Class R2	3	—	—
Class R5	4	20,104	8
Class R6	4	—	—
Select Class	3,477	1,025	313

Net Asset Value (a):
Class A — Redemption price per share	$9.20	$11.08	$14.59
Class C — Offering price per share (b)	9.15	10.94	14.38
Class R2 — Offering and redemption price per share	9.22	—	—
Class R5 — Offering and redemption price per share	9.43	11.17	14.83
Class R6 — Offering and redemption price per share	9.24	—	—
Select Class — Offering and redemption price per share	9.23	11.13	14.69
Class A maximum sales charge	5.25%	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.71	$11.69	$15.16

Cost of investments in non-affiliates	$42,913	$205,215	$38,387
Cost of investments in affiliates	—	4,851	3,850
Cost of foreign currency	74	1	221

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Share varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	23

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

	Global Natural Resources Fund	International Realty Fund	Strategic Preservation Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$188
Interest income from affiliates	— (a)	— (a)	—
Dividend income from non-affiliates	310	3,566	309
Dividend income from affiliates	— (a)	1	1
Other income	—	—	7
Foreign taxes withheld	(5)	(268)	(12)

Total investment income	305	3,299	493

EXPENSES:
Investment advisory fees	224	982	126
Administration fees	24	92	18
Distribution fees:
Class A	5	35	48
Class C	3	5	2
Class R2	— (a)	—	—
Shareholder servicing fees:
Class A	5	35	48
Class C	1	2	1
Class R2	— (a)	—	—
Class R5	— (a)	45	— (a)
Select Class	48	11	4
Custodian and accounting fees	30	62	46
Professional fees	28	42	41
Interest expense to affiliates	1	—	—
Trustees’ and Chief Compliance Officer’s fees	— (a)	1	— (a)
Printing and mailing costs	10	15	3
Registration and filing fees	46	40	22
Transfer agent fees	15	46	24
Other	3	4	4

Total expenses	443	1,417	387

Less amounts waived	(158)	(306)	(107)

Net expenses	285	1,111	280

Net investment income (loss)	20	2,188	213

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(10,618)	5,715	1,700
Futures	—	—	(901)
Foreign currency transactions	(7)	44	496

Net realized gain (loss)	(10,625)	5,759	1,295

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	454	31,813	1,349
Futures	—	—	(348)
Foreign currency translations	1	192	(4)

Change in net unrealized appreciation/depreciation	455	32,005	997

Net realized/unrealized gains (losses)	(10,170)	37,764	2,292

Change in net assets resulting from operations	$(10,150)	$39,952	$2,505

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Natural Resources Fund		International Realty Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20	$342	$2,188	$4,205
Net realized gain (loss)	(10,625)	(8,188)	5,759	(3,814)
Change in net unrealized appreciation/depreciation	455	(1,257)	32,005	28,419

Change in net assets resulting from operations	(10,150)	(9,103)	39,952	28,810

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(74)	(20)	(1,621)	(573)
Class C
From net investment income	(8)	(4)	(61)	(30)
Class R2
From net investment income	— (a)	— (a)	—	—
Class R5
From net investment income	—	(178)	(9,476)	(3,399)
Class R6 (b)
From net investment income	(506)	— (a)	—	—
Select Class
From net investment income	(793)	(223)	(448)	(484)

Total distributions to shareholders	(1,381)	(425)	(11,606)	(4,486)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(29,949)	15,849	52,958	45,046

NET ASSETS:
Change in net assets	(41,480)	6,321	81,304	69,370
Beginning of period	76,247	69,926	188,523	119,153

End of period	$34,767	$76,247	$269,827	$188,523

Accumulated undistributed (distributions in excess of) net investment income	$(1,007)	$354	$(6,973)	$2,445

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 30, 2011 for Global Natural Resources Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Strategic Preservation Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$213	$447
Net realized gain (loss)	1,295	415
Change in net unrealized appreciation/depreciation	997	(1,696)

Change in net assets resulting from operations	2,505	(834)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(948)	—
From net realized gains	—	(3,921)
Class C
From net investment income	(8)	—
From net realized gains	—	(58)
Class R5
From net investment income	(3)	—
From net realized gains	—	(8)
Select Class
From net investment income	(74)	—
From net realized gains	—	(159)

Total distributions to shareholders	(1,033)	(4,146)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,636	(11,076)

NET ASSETS:
Change in net assets	5,108	(16,056)
Beginning of period	40,644	56,700

End of period	$45,752	$40,644

Accumulated undistributed (distributions in excess of) net investment income	$257	$1,077

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

	Global Natural Resources Fund		International Realty Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,294	$3,598	$17,629	$8,676
Distributions reinvested	74	20	1,610	556
Cost of shares redeemed	(2,775)	(1,925)	(12,821)	(8,664)

Change in net assets resulting from Class A capital transactions	$(1,407)	$1,693	$6,418	$568

Class C
Proceeds from shares issued	$205	$840	$422	$272
Distributions reinvested	8	4	51	24
Cost of shares redeemed	(221)	(558)	(387)	(625)

Change in net assets resulting from Class C capital transactions	$(8)	$286	$86	$(329)

Class R2
Proceeds from shares issued	$2	$— (a)	$—	$—
Distributions reinvested	— (a)	— (a)	—	—

Change in net assets resulting from Class R2 capital transactions	$2	$— (a)	$—	$—

Class R5
Proceeds from shares issued	$—	$13,400	$36,039	$49,751
Distributions reinvested	—	178	9,476	3,399
Cost of shares redeemed	—	(29,703)	(1,848)	(21)

Change in net assets resulting from Class R5 capital transactions	$—	$(16,125)	$43,667	$53,129

Class R6 (b)
Proceeds from shares issued	$200	$33,463	$—	$—
Distributions reinvested	506	— (a)	—	—
Cost of shares redeemed	(28,378)	(6,505)	—	—

Change in net assets resulting from Class R6 capital transactions	$(27,672)	$26,958	$—	$—

Select Class
Proceeds from shares issued	$2,883	$15,083	$3,597	$2,479
Distributions reinvested	47	13	431	472
Cost of shares redeemed	(3,794)	(12,059)	(1,241)	(11,273)

Change in net assets resulting from Select Class capital transactions	$(864)	$3,037	$2,787	$(8,322)

Total change in net assets resulting from capital transactions	$(29,949)	$15,849	$52,958	$45,046

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Natural Resources Fund		International Realty Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
SHARE TRANSACTIONS:
Class A
Issued	122	295	1,726	969
Reinvested	7	2	163	73
Redeemed	(301)	(159)	(1,266)	(993)

Change in Class A Shares	(172)	138	623	49

Class C
Issued	20	67	42	32
Reinvested	1	— (a)	5	3
Redeemed	(22)	(46)	(38)	(75)

Change in Class C Shares	(1)	21	9	(40)

Class R2
Issued	— (a)	—	—	—
Reinvested	— (a)	— (a)	—	—

Change in Class R2 Shares	— (a)	— (a)	—	—

Class R5
Issued	—	1,051	3,499	5,716
Reinvested	—	15	955	444
Redeemed	—	(2,736)	(187)	(3)

Change in Class R5 Shares	—	(1,670)	4,267	6,157

Class R6 (b)
Issued	18	3,087	—	—
Reinvested	45	— (a)	—	—
Redeemed	(2,536)	(610)	—	—

Change in Class R6 Shares	(2,473)	2,477	—	—

Select Class
Issued	250	1,365	351	283
Reinvested	4	1	44	62
Redeemed	(341)	(969)	(119)	(1,204)

Change in Select Class Shares	(87)	397	276	(859)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 30, 2011 for Global Natural Resources Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

	Strategic Preservation Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,787	$8,659
Distributions reinvested	948	3,918
Cost of shares redeemed	(7,019)	(24,488)

Change in net assets resulting from Class A capital transactions	$1,716	$(11,911)

Class C
Proceeds from shares issued	$16	$320
Distributions reinvested	8	58
Cost of shares redeemed	(49)	(497)

Change in net assets resulting from Class C capital transactions	$(25)	$(119)

Class R5
Distributions reinvested	$3	$8

Change in net assets resulting from Class R5 capital transactions	$3	$8

Select Class
Proceeds from shares issued	$2,531	$3,537
Distributions reinvested	58	159
Cost of shares redeemed	(647)	(2,750)

Change in net assets resulting from Select Class capital transactions	$1,942	$946

Total change in net assets resulting from capital transactions	$3,636	$(11,076)

SHARE TRANSACTIONS:
Class A
Issued	552	609
Reinvested	69	279
Redeemed	(496)	(1,715)

Change in Class A Shares	125	(827)

Class C
Issued	1	24
Reinvested	1	4
Redeemed	(4)	(36)

Change in Class C Shares	(2)	(8)

Class R5
Reinvested	1	— (a)

Change in Class R5 Shares	1	— (a)

Select Class
Issued	176	244
Reinvested	4	11
Redeemed	(45)	(191)

Change in Select Class Shares	135	64

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Global Natural Resources Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$11.68	$—	(f)(h)	$(2.29)	$(2.29)	$(0.19)	$—
Year Ended October 31, 2012	13.57	0.02	(f)	(1.84)	(1.82)	(0.07)	—
November 30, 2010 (g) through October 31, 2011	15.00	(0.02	)(f)	(1.41)	(1.43)	—	—	(h)

Class C
Six Months Ended April 30, 2013 (Unaudited)	11.58	(0.03	)(f)	(2.28)	(2.31)	(0.12)	—
Year Ended October 31, 2012	13.51	(0.04	)(f)	(1.83)	(1.87)	(0.06)	—
November 30, 2010 (g) through October 31, 2011	15.00	(0.09	)(f)	(1.40)	(1.49)	—	—	(h)

Class R2
Six Months Ended April 30, 2013 (Unaudited)	11.68	(0.02	)(f)	(2.29)	(2.31)	(0.15)	—
Year Ended October 31, 2012	13.54	(0.02	)(f)	(1.83)	(1.85)	(0.01)	—
November 30, 2010 (g) through October 31, 2011	15.00	(0.06	)(f)	(1.40)	(1.46)	—	—	(h)

Class R5
Six Months Ended April 30, 2013 (Unaudited)	11.74	0.02	(f)	(2.33)	(2.31)	—	—
Year Ended October 31, 2012	13.63	0.07	(f)	(1.85)	(1.78)	(0.11)	—
November 30, 2010 (g) through October 31, 2011	15.00	0.04	(f)	(1.41)	(1.37)	—	—	(h)

Class R6
Six Months Ended April 30, 2013 (Unaudited)	11.75	—	(f)(h)	(2.27)	(2.27)	(0.24)	—
November 30, 2011 (k) through October 31, 2012	13.49	0.08	(f)	(1.71)	(1.63)	(0.11)	—

Select Class
Six Months Ended April 30, 2013 (Unaudited)	11.72	0.01	(f)	(2.28)	(2.27)	(0.22)	—
Year Ended October 31, 2012	13.60	0.05	(f)	(1.85)	(1.80)	(0.08)	—
November 30, 2010 (g) through October 31, 2011	15.00	0.02	(f)	(1.42)	(1.40)	—	—	(h)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.
(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$9.20	(19.89)%	$1,974	1.29%		(0.04)%		1.89%		11%
11.68	(13.45)	4,519	1.30		0.16		1.88		38
13.57	(9.53)	3,377	1.29	(i)	(0.15	)(i)	2.00	(i)(j)	23

9.15	(20.13)	598	1.80		(0.59)		2.40		11
11.58	(13.88)	768	1.80		(0.36)		2.38		38
13.51	(9.93)	607	1.79	(i)	(0.63	)(i)	2.60	(i)(j)	23

9.22	(19.98)	33	1.55		(0.32)		2.15		11
11.68	(13.68)	39	1.55		(0.13)		2.12		38
13.54	(9.73)	45	1.54	(i)	(0.46	)(i)	3.90	(i)(j)	23

9.43	(19.68)	32	0.85		0.36		1.45		11
11.74	(13.11)	40	0.85		0.53		1.43		38
13.63	(9.13)	22,816	0.84	(i)	0.34	(i)	1.26	(i)(j)	23

9.24	(19.66)	35	0.80		(0.06)		1.25		11
11.75	(12.14)	29,103	0.79		0.74		1.37		38

9.23	(19.73)	32,095	1.05		0.14		1.65		11
11.72	(13.27)	41,778	1.05		0.43		1.62		38
13.60	(9.33)	43,081	1.05	(i)	0.12	(i)	1.83	(i)(j)	23

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Realty Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$9.85	$0.08	(f)	$1.72	$1.80	$(0.57)	$—
Year Ended October 31, 2012	8.64	0.21	(f)	1.27	1.48	(0.27)	—
Year Ended October 31, 2011	10.40	0.21	(f)	(1.16)	(0.95)	(0.81)	—	(g)
Year Ended October 31, 2010	9.72	0.34	(f)	1.23	1.57	(0.89)	—	(g)
Year Ended October 31, 2009	8.00	0.26	(f)	1.46	1.72	— (g)	—	(g)
Year Ended October 31, 2008	17.12	0.24	(f)	(8.50)	(8.26)	(0.86)	—	(g)

Class C
Six Months Ended April 30, 2013 (Unaudited)	9.70	0.06	(f)	1.69	1.75	(0.51)	—
Year Ended October 31, 2012	8.48	0.16	(f)	1.27	1.43	(0.21)	—
Year Ended October 31, 2011	10.23	0.16	(f)	(1.14)	(0.98)	(0.77)	—	(g)
Year Ended October 31, 2010	9.62	0.27	(f)	1.23	1.50	(0.89)	—	(g)
Year Ended October 31, 2009	7.95	0.21	(f)	1.46	1.67	— (g)	—	(g)
Year Ended October 31, 2008	17.04	0.19	(f)	(8.47)	(8.28)	(0.81)	—	(g)

Class R5
Six Months Ended April 30, 2013 (Unaudited)	9.93	0.11	(f)	1.73	1.84	(0.60)	—
Year Ended October 31, 2012	8.72	0.25	(f)	1.27	1.52	(0.31)	—
Year Ended October 31, 2011	10.48	0.24	(f)	(1.16)	(0.92)	(0.84)	—	(g)
Year Ended October 31, 2010	9.76	0.37	(f)	1.25	1.62	(0.90)	—	(g)
Year Ended October 31, 2009	8.03	0.30	(f)	1.48	1.78	(0.05)	—	(g)
Year Ended October 31, 2008	17.18	0.30	(f)	(8.54)	(8.24)	(0.91)	—	(g)

Select Class
Six Months Ended April 30, 2013 (Unaudited)	9.88	0.10	(f)	1.72	1.82	(0.57)	—
Year Ended October 31, 2012	8.68	0.24	(f)	1.26	1.50	(0.30)	—
Year Ended October 31, 2011	10.43	0.21	(f)	(1.14)	(0.93)	(0.82)	—	(g)
Year Ended October 31, 2010	9.73	0.34	(f)	1.26	1.60	(0.90)	—	(g)
Year Ended October 31, 2009	8.01	0.29	(f)	1.46	1.75	(0.03)	—	(g)
Year Ended October 31, 2008	17.16	0.28	(f)	(8.54)	(8.26)	(0.89)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.08	18.98%	$32,389	1.40%		1.58%	1.68%	30%
9.85	18.03	22,646	1.40		2.37	1.74	38
8.64	(9.75)	19,437	1.40		2.26	1.90	44
10.40	17.90	16,029	1.40		3.76	2.17	75
9.72	21.55	5,539	1.40		3.35	2.35	129
8.00	(50.32)	4,012	1.41	(h)	1.90	2.43	108

10.94	18.68	1,447	1.89		1.11	2.17	30
9.70	17.56	1,196	1.90		1.89	2.24	38
8.48	(10.21)	1,389	1.90		1.67	2.40	44
10.23	17.20	1,443	1.90		3.01	2.67	75
9.62	21.05	931	1.90		2.77	2.85	129
7.95	(50.55)	5,022	1.91	(h)	1.50	2.85	108

11.17	19.30	224,584	0.95		2.08	1.23	30
9.93	18.51	157,283	0.95		2.83	1.28	38
8.72	(9.35)	84,380	0.95		2.51	1.44	44
10.48	18.37	45,570	0.95		3.98	1.72	75
9.76	22.36	25,271	0.95		3.83	1.91	129
8.03	(50.13)	24,306	0.96	(h)	2.51	1.76	108

11.13	19.15	11,407	1.15		1.89	1.42	30
9.88	18.28	7,398	1.15		2.78	1.50	38
8.68	(9.48)	13,947	1.15		2.20	1.65	44
10.43	18.16	9,520	1.15		3.68	1.92	75
9.73	21.99	8,592	1.15		3.73	2.13	129
8.01	(50.25)	5,818	1.16	(h)	2.27	2.10	108

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Strategic Preservation Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$14.13	$0.07	(f)	$0.74	$0.81	$(0.35)	$—	$(0.35)
Year Ended October 31, 2012	15.55	0.14	(f)	(0.38)	(0.24)	—	(1.18)	(1.18)
Year Ended October 31, 2011	15.32	0.19	(f)	0.04	0.23	—	—	—
Year Ended October 31, 2010	14.50	0.06	(f)	0.76	0.82	—	—	—
Year Ended October 31, 2009	14.25	0.03	(f)	0.60	0.63	(0.38)	—	(0.38)
Year Ended October 31, 2008	15.82	0.23	(f)	(1.71)	(1.48)	(0.09)	—	(0.09)

Class C
Six Months Ended April 30, 2013 (Unaudited)	13.84	0.04	(f)	0.73	0.77	(0.23)	—	(0.23)
Year Ended October 31, 2012	15.33	0.07	(f)	(0.38)	(0.31)	—	(1.18)	(1.18)
Year Ended October 31, 2011	15.18	0.10	(f)	0.05	0.15	—	—	—
Year Ended October 31, 2010	14.45	(0.02	)(f)	0.75	0.73	—	—	—
Year Ended October 31, 2009	14.19	(0.04	)(f)	0.61	0.57	(0.31)	—	(0.31)
Year Ended October 31, 2008	15.77	0.15	(f)	(1.70)	(1.55)	(0.03)	—	(0.03)

Class R5
Six Months Ended April 30, 2013 (Unaudited)	14.39	0.11	(f)	0.75	0.86	(0.42)	—	(0.42)
Year Ended October 31, 2012	15.74	0.21	(f)	(0.38)	(0.17)	—	(1.18)	(1.18)
Year Ended October 31, 2011	15.44	0.25	(f)	0.05	0.30	—	—	—
Year Ended October 31, 2010	14.56	0.12	(f)	0.76	0.88	—	—	—
Year Ended October 31, 2009	14.31	0.09	(f)	0.61	0.70	(0.45)	—	(0.45)
Year Ended October 31, 2008	15.86	0.30	(f)	(1.71)	(1.41)	(0.14)	—	(0.14)

Select Class
Six Months Ended April 30, 2013 (Unaudited)	14.25	0.07	(f)	0.77	0.84	(0.40)	—	(0.40)
Year Ended October 31, 2012	15.64	0.18	(f)	(0.39)	(0.21)	—	(1.18)	(1.18)
Year Ended October 31, 2011	15.37	0.20	(f)	0.07	0.27	—	—	—
Year Ended October 31, 2010	14.52	0.08	(f)	0.77	0.85	—	—	—
Year Ended October 31, 2009	14.28	0.07	(f)	0.60	0.67	(0.43)	—	(0.43)
Year Ended October 31, 2008	15.84	0.27	(f)	(1.71)	(1.44)	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.59	5.89%	$40,528	1.34%	1.01%	1.85%	84%
14.13	(1.49)	37,488	1.34	0.98	1.85	163
15.55	1.50	54,108	1.34	1.22	1.56	87
15.32	5.66	120,086	1.32	0.39	1.48	78
14.50	4.52	56,450	1.32	0.23	2.10	47
14.25	(9.40)	191	1.35	1.50	3.91	89

14.38	5.64	505	1.84	0.53	2.35	84
13.84	(2.01)	511	1.84	0.49	2.36	163
15.33	0.99	702	1.84	0.69	2.12	87
15.18	5.05	292	1.81	(0.10)	1.99	78
14.45	4.05	235	1.84	(0.30)	3.28	47
14.19	(9.83)	190	1.85	1.00	4.41	89

14.83	6.14	115	0.89	1.49	1.40	84
14.39	(1.00)	108	0.89	1.42	1.41	163
15.74	1.94	109	0.89	1.65	1.15	87
15.44	6.04	107	0.86	0.82	1.04	78
14.56	5.00	101	0.89	0.66	2.35	47
14.31	(8.95)	96	0.90	1.95	3.46	89

14.69	6.03	4,604	1.09	1.03	1.59	84
14.25	(1.28)	2,537	1.09	1.22	1.61	163
15.64	1.76	1,781	1.09	1.29	1.40	87
15.37	5.85	626	1.09	0.52	1.34	78
14.52	4.80	9,545	1.09	0.46	2.55	47
14.28	(9.16)	9,109	1.10	1.76	3.61	89

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Natural Resources Fund	Class A, Class C, Class R2, Class R5, Class R6* and Select Class	Non-Diversified
International Realty Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Strategic Preservation Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

*	Class R6 Shares commenced operations on November 30, 2011 for the Global Natural Resources Fund.

The investment objectives of the Funds are as follows:

The JPMorgan Global Natural Resources Fund seeks to provide long-term capital appreciation.

The JPMorgan International Realty Fund will seek long-term capital growth.

The JPMorgan Strategic Preservation Fund seeks to provide a total return from a diversified portfolio of stocks and bonds.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance and

36	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

JPMorgan Global Natural Resources Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$330	$3,371		$—	(a)	$3,701
Bermuda	177	—		—		177
Canada	10,476	310		—		10,786
Ireland	—	469		—		469
Netherlands	—	645		—		645
Norway	—	281		—		281
Russia	—	33		—		33
South Africa	—	650		—		650
Sweden	—	851		—		851
Switzerland	—	2,789		—		2,789
United Kingdom	277	8,415		—		8,692
United States	5,003	—		—		5,003

Total Common Stocks	16,263	17,814		—	(a)	34,077

Rights
Australia	—	2		—		2

Warrants
Canada	—	—	(a)	—	(a)	—	(a)

Total Investments in Securities	$16,263	$17,816		$—	(a)	$34,079

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

JPMorgan International Realty Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$42,236	$—	(a)	$42,236
Belgium	—	1,699	—		1,699
Canada	20,188	—	—		20,188
Finland	—	1,212	—		1,212
France	—	20,409	—		20,409
Germany	—	4,381	—		4,381
Hong Kong	—	47,851	—		47,851
Italy	—	1,267	—		1,267
Japan	—	73,646	—		73,646
Netherlands	—	4,062	—		4,062
Singapore	—	22,565	—		22,565
United Kingdom	—	24,582	—		24,582

Total Common Stocks	20,188	243,910	—	(a)	264,098

Short-Term Investment
Investment Company	4,851	—	—		4,851

Total Investments in Securities	$25,039	$243,910	$—	(a)	$268,949

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$623	$—		$623

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(416)	$—		$(416)

JPMorgan Strategic Preservation Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Denmark	$—	$34	$—	$34
France	—	833	—	833
Germany	—	1,291	—	1,291
Ireland	—	336	—	336
Japan	—	5,319	—	5,319
Netherlands	—	513	—	513
Norway	—	431	—	431
Singapore	—	713	—	713
South Korea	—	279	—	279
Switzerland	—	1,768	—	1,768
United Kingdom	26	2,771	—	2,797
United States	4,105	—	—	4,105

Total Common Stocks	4,131	14,288	—	18,419

Preferred Stocks
United States	3,392	—	—	3,392

Debt Securities
Convertible Bonds
France	—	326	—	326
Netherlands	—	203	—	203
Singapore	—	221	—	221
United Arab Emirates	—	415	—	415
United Kingdom	—	1,646	—	1,646
United States	—	2,126	—	2,126

Total Convertible Bonds	—	4,937	—	4,937

38	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

JPMorgan Strategic Preservation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Corporate Bonds
Cayman Islands	$—	$761	$—	$761
France	—	882	—	882

Total Corporate Bonds	—	1,643	—	1,643

Foreign Government Securities	—	4,483	—	4,483
Supranational	—	4,645	—	4,645
U.S. Treasury Obligations	—	4,013	—	4,013
Short-Term Investment
Investment Company	3,850	—	—	3,850

Total Investments in Securities	$11,373	$34,009	$—	$45,382

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$167	$—	$167
Futures Contracts	26	—	—	26

Total Appreciation in Other Financial Instruments	$26	$167	$—	$193

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(404)	$—	$(404)
Futures Contracts	(275)	—	—	(275)

Total Depreciation in Other Financial Instruments	$(275)	$(404)	$—	$(679)

(a)	Value is zero.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of April 30, 2013, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2013:

	Value		Percentage
Global Natural Resources Fund	$—	(a)	—%
International Realty Fund	—	(a)	—

(a)	Value is zero.

C. Futures Contracts — The Strategic Preservation Fund uses treasury, index and financial futures contracts to gain or reduce exposure to the stock and bond market, enhance returns, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2013 (amounts in thousands):

Strategic Preservation Fund
Average Notional Balance Long	$8,954
Average Notional Balance Short	18,218
Ending Notional Balance Long	6,027
Ending Notional Balance Short	19,895

D. Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. The Funds also buy forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the six months ended April 30, 2013 (amounts in thousands):

	International Realty Fund	Strategic Preservation Fund
Average Settlement Value Purchased	$28,277	$4,707
Average Settlement Value Sold	20,510	28,241
Ending Settlement Value Purchased	48,187	7,178
Ending Settlement Value Sold	28,926	29,932

E. Summary of Derivatives Information — The following tables present the value of derivatives held as of April 30, 2013, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Realty Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$623

Liabilities:
Foreign exchange contracts	Payables	$(416)

Strategic Preservation Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$12	$—
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	14	—
Foreign exchange contracts	Receivables	—	167

Total		$26	$167

40	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

Derivative Contract	Statement of Assets and Liabilities Location
Liabilities:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(167)	$—
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(108)	—
Foreign exchange contracts	Payables	—	(404)

Total		$(275)	$(404)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2013, by primary underlying risk exposure (amounts in thousands):

International Realty Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$79	$79

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$190	$190

Strategic Preservation Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(237)	$—	$(237)
Foreign exchange contracts	—	278	278
Equity contracts	(664)	—	(664)

Total	$(901)	$278	$(623)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(135)	$—	$(135)
Foreign exchange contracts	—	(3)	(3)
Equity contracts	(213)	—	(213)

Total	$(348)	$(3)	$(351)

The Funds’ derivatives contracts held at April 30, 2013 are not accounted for as hedging instruments under GAAP.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Global Natural Resources Fund	0.80%
International Realty Fund	0.90
Strategic Preservation Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2013, the annualized effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

42	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Global Natural Resources Fund	0.25%	0.75%	0.50%
International Realty Fund	0.25	0.75	n/a
Strategic Preservation Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Global Natural Resources Fund	$2		$—
International Realty Fund	2		—
Strategic Preservation Fund	—	(a)	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
Global Natural Resources Fund	0.25%	0.25%	0.25%	0.05%	0.25%
International Realty Fund	0.25	0.25	n/a	0.05	0.25
Strategic Preservation Fund	0.25	0.25	n/a	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
Global Natural Resources Fund	1.30%	1.80%	1.55%	0.85%	0.80%	1.05%
International Realty Fund	1.40	1.90	n/a	0.95	n/a	1.15
Strategic Preservation Fund	1.35	1.85	n/a	0.90	n/a	1.10

The expense limitation agreements were in effect for the six months ended April 30, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the six months ended April 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Global Natural Resources Fund	$133	$24	$—	$157
International Realty Fund	156	92	55	303
Strategic Preservation Fund	77	18	10	105

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2013 were as follows (amounts in thousands):

Global Natural Resources Fund	$1
International Realty Fund	3
Strategic Preservation Fund	2

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended April 30, 2013, the International Realty Fund and Strategic Preservation Fund incurred less than $1,000 in brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Global Natural Resources Fund	$6,218	$37,096	$—	$—
International Realty Fund	105,542	65,249	—	—
Strategic Preservation Fund	30,263	28,861	2,891	7,189

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Natural Resources Fund	$42,913	$2,059	$10,893	$(8,834)
International Realty Fund	210,066	59,084	201	58,883
Strategic Preservation Fund	42,245	3,237	100	3,137

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the Funds had post-enactment net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Global Natural Resources Fund	$4,466	$3,455
International Realty Fund	1,537	4,173
Strategic Preservation Fund	117	—

44	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

At October 31, 2012, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	2019	Total
Global Natural Resources Fund	$—	$—	$—	$—	$1,802	$1,802
International Realty Fund	1,161	9,106	13,760	2,062	477	26,566

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2013. Average borrowings from the Facility for, or at any time during, the six months ended April 30, 2013, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Global Natural Resources Fund	$8,978	3	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Global Natural Resources Fund	90.1%	—
International Realty Fund	—	80.2%

In addition, Strategic Preservation Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2013, substantially all of the International Realty Fund’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of April 30, 2013, the Global Natural Resources Fund invested approximately 31.6% of its total investments in issuers in Canada and 25.5% of its total investments in issuers in United Kingdom, the International Realty Fund invested approximately 27.4% of its total investments in issuers in Japan and the Strategic Preservation Fund invested approximately 30.0% of its total investments in the United States. As of April 30, 2013, the

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

Global Natural Resources Fund invested approximately 39.5% and 23.2% of its total investments in the Diversified Metals & Mining and Oil & Gas Exploration & Production industries, respectively. The International Realty Fund invested approximately 46.1% and 26.9% of its total investments in the Real Estate Management & Development and Diversified industries, respectively.

Because the Global Natural Resources Fund invests a substantial portion of its assets in the natural resources sector, events that affect natural resources will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. In addition, certain natural resources sub-sectors are subject to greater governmental regulation than are other industries; therefore, changes in tax and other government regulations may be more likely to adversely affect the Fund.

The International Realty Fund invests primarily in shares of real estate securities. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

The Strategic Preservation Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

46	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2012, and continued to hold your shares at the end of the reporting period, April 30, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Global Natural Resources Fund
Class A
Actual	$1,000.00	$801.10	$5.76	1.29%
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class C
Actual	1,000.00	798.70	8.03	1.80
Hypothetical	1,000.00	1,015.87	9.00	1.80
Class R2
Actual	1,000.00	800.20	6.92	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class R5
Actual	1,000.00	803.20	3.80	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R6
Actual	1,000.00	803.40	3.58	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Select Class
Actual	1,000.00	802.70	4.69	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05

International Realty Fund
Class A
Actual	1,000.00	1,189.80	7.60	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class C
Actual	1,000.00	1,186.80	10.25	1.89
Hypothetical	1,000.00	1,015.42	9.44	1.89

APRIL 30, 2013	J.P. MORGAN SPECIALTY FUNDS	47

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
International Realty Fund (continued)
Class R5
Actual	$1,000.00	$1,193.00	$5.17	0.95%
Hypothetical	1,000.00	1,020.08	4.76	0.95
Select Class
Actual	1,000.00	1,191.50	6.25	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15

Strategic Preservation Fund
Class A
Actual	1,000.00	1,058.90	6.84	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class C
Actual	1,000.00	1,056.40	9.38	1.84
Hypothetical	1,000.00	1,015.67	9.20	1.84
Class R5
Actual	1,000.00	1,061.40	4.55	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Select Class
Actual	1,000.00	1,060.30	5.57	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

48	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. April 2013.	SAN-SPEC2-413

Semi-Annual Report

J.P. Morgan Funds

April 30, 2013 (Unaudited)

JPMorgan Global Allocation Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 17, 2013 (Unaudited)

Dear Shareholder:

Equity markets in most parts of the world posted strong returns for the six months ended April 30, 2013. This positive momentum has carried into May and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. China’s policy makers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

“Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers.”

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the ECB. Investors’ positive reaction to recent ECB policy announcements helped stocks of international developed countries outperform U.S. stocks during the six months ended April 30, 2013. Facing headwinds like the appreciating U.S. dollar, emerging markets stocks underperformed international developed and U.S. stocks during the reporting period.

U.S. Treasury Yields Remain Low

Despite a recent uptick, yields for U.S. Treasury securities remain near historically low levels. The yield for 10-year U.S.

Treasury securities ended April 30, 2013 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.9%, respectively.

As the low interest rate environment persists, fixed income investors continue to turn to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Both of these asset classes posted positive absolute returns during the six months ended April 30, 2013, although more recently emerging market debt securities have underperformed other areas of the market.

Positive Signs for Stocks

The latest round of purchasing manager indices from around the world confirm that, while the global economy is certainly not booming, it is still clearly on a growth path. In particular, while near-recessionary conditions continue to face Europe, China appears to have picked up some momentum in recent months and Japan is, at least temporarily, looking stronger. For investors, the main point is that the “tail risks” of a financial crisis emanating from Europe or a crash-landing for the Chinese economy appear much less likely than a year ago.

Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, despite low interest rates and yields, there are opportunities in bond markets if investors expand their search to include all parts of the world.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2013	J.P. MORGAN FUNDS	1

JPMorgan Global Allocation Fund

FUND SUMMARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	12.50%
Global Allocation Composite Benchmark	9.01%

MSCI World Index	14.67%
Net Assets as of 4/30/2013	$22,498,892

Investment objective** and strategies

The Fund seeks to seek to maximize long-term total return. The Fund has significant flexibility to invest in a broad range of equity, fixed income and alternative asset classes in the U.S. and other markets throughout the world, both developed and emerging. J.P. Morgan Investment Management Inc. (JPMIM or Advisor) uses a flexible asset allocation approach in constructing the Fund’s portfolio. Under normal circumstances, the Fund intends to invest, consistent with its investment strategy, at least 40% of its total assets in countries other than the United States across the full range of asset classes.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	iShares MSCI Emerging Markets Index Fund (United States)	9.3%
2.	Bundesrepublik Deutschland (Germany), 3.500%, 07/04/19	7.8
3.	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (United States)	6.9
4.	Bundesrepublik Deutschland (Germany), 2.250%, 09/04/21	3.0
5.	U.S. Treasury Note, 0.250%, 01/31/14 (United States)	1.5
6.	Finland Government Bond (Finland), 2.750%, 07/04/28	1.5
7.	Toyota Motor Corp. (Japan)	0.9
8.	Roche Holding AG (Switzerland)	0.9
9.	Japan Tobacco, Inc. (Japan)	0.8
10.	Bridgestone Corp. (Japan)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	48.4%
Germany	12.5
Japan	7.5
United Kingdom	5.2
Switzerland	3.5
Singapore	1.7
Finland	1.5
Norway	1.3
France	1.1
Netherlands	1.1
Others (each less than 1.0%)	3.7
Short-Term Investment	12.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

2	J.P. MORGAN FUNDS	APRIL 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/31/11
Without Sales Charge		12.34%	14.28%	6.05%
With Sales Charge**		7.31	9.12	3.53
CLASS C SHARES	5/31/11
Without CDSC		12.09	13.78	5.56
With CDSC***		11.09	12.78	5.56
CLASS R2 SHARES	5/31/11	12.17	13.93	5.79
SELECT CLASS SHARES	5/31/11	12.50	14.58	6.34

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/11 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Allocation Fund, the MSCI World Index and the Global Allocation Composite Benchmark from May 31, 2011 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Global Allocation Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40%

Barclays U.S. Aggregate Index. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Subsequent to the inception date of the Fund through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2013	J.P. MORGAN FUNDS	3

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — 32.1%
	Australia — 0.3%
375	Commonwealth Bank of Australia	28,583
5,140	Telstra Corp., Ltd.	26,547
458	Westpac Banking Corp.	16,066

		71,196

	Denmark — 0.1%
60	Novo Nordisk A/S, Class B	10,562

	France — 1.1%
1,856	AXA S.A.	34,757
1,845	European Aeronautic Defence and Space Co. N.V.	97,474
1,026	Sanofi	110,927

		243,158

	Germany — 1.7%
416	Allianz SE	61,535
870	Bayer AG	90,955
4,350	Deutsche Wohnen AG	76,715
1,873	GSW Immobilien AG	75,208
359	Muenchener Rueckversicherungs AG	71,910
1,130	TAG Immobilien AG	13,691

		390,014

	Hong Kong — 0.0% (g)
652	HKT Trust/HKT Ltd.	685

	Indonesia — 0.0% (g)
2,500	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	391

	Ireland — 0.7%
250	Accenture plc, Class A	20,360
8,800	Smurfit Kappa Group plc	130,838

		151,198

	Italy — 0.1%
1,130	Eni S.p.A.	26,969

	Japan — 7.4%
4,000	Anritsu Corp.	59,816
4,600	Bridgestone Corp.	173,620
300	East Japan Railway Co.	25,325
42,500	Haseko Corp. (a)	62,088
500	Honda Motor Co., Ltd.	19,951
9,000	Isuzu Motors Ltd.	59,979
4,900	Japan Tobacco, Inc.	185,226
6,000	Marubeni Corp.	43,069
20,200	Mitsubishi UFJ Financial Group, Inc.	137,054
33,000	Mizuho Financial Group, Inc.	72,615
3,200	Moshi Moshi Hotline, Inc.	47,394

SHARES	SECURITY DESCRIPTION	VALUE

	Japan — Continued
2,600	Nippon Telegraph & Telephone Corp.	129,298
10,400	ORIX Corp.	159,581
900	Shionogi & Co., Ltd.	22,137
2,800	Sumitomo Mitsui Financial Group, Inc.	132,349
21,000	Sumitomo Mitsui Trust Holdings, Inc.	105,536
3,600	Toyota Motor Corp.	208,936
500	West Japan Railway Co.	24,191

		1,668,165

	Netherlands — 0.9%
4,000	Aegon N.V.	26,719
800	Gemalto N.V.	65,363
875	Nutreco N.V.	83,200
1,078	Royal Dutch Shell plc, Class A	36,701

		211,983

	Norway — 1.3%
4,618	Cermaq ASA (a)	68,971
20,167	Grieg Seafood ASA (a)	50,711
133,527	Marine Harvest ASA (a)	138,937
3,300	Salmar ASA (a)	33,192

		291,811

	Singapore — 1.7%
7,000	CapitaLand Ltd.	21,347
47,000	CapitaMall Trust	88,621
79,000	First Real Estate Investment Trust	91,999
191,000	Lippo Malls Indonesia Retail Trust (m)	81,535
72,000	Mapletree Logistics Trust	76,587
11,000	Suntec Real Estate Investment Trust (m)	17,393

		377,482

	South Korea — 0.4%
59	Samsung Electronics Co., Ltd.	81,598

	Spain — 0.1%
520	Viscofan S.A.	27,009

	Sweden — 0.5%
4,037	Svenska Cellulosa AB, Class B	105,159

	Switzerland — 3.4%
1,242	ABB Ltd. (a)	28,165
370	ACE Ltd.	32,982
1,761	Nestle S.A.	125,581
2,015	Novartis AG	149,166
80	Pentair Ltd.	4,348
820	Roche Holding AG	205,279
900	Swiss Re AG (a)	71,624
160	Syngenta AG	68,403

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — Continued
	Switzerland — Continued
334	Tyco International Ltd.	10,728
270	Zurich Insurance Group AG (a)	75,449

		771,725

	United Kingdom — 5.0%
22,200	Barratt Developments plc (a)	107,466
4,017	Berkeley Group Holdings plc	130,248
6,200	BP plc	44,926
1,229	British American Tobacco plc	68,130
2,700	GlaxoSmithKline plc	69,664
2,179	InterContinental Hotels Group plc	64,381
3,630	Lancashire Holdings Ltd.	47,794
13,660	Legal & General Group plc	36,024
13,334	Persimmon plc	119,764
5,050	Prudential plc	86,833
240	Reckitt Benckiser Group plc	17,520
1,000	Standard Chartered plc	25,167
18,320	Standard Life plc	106,746
22,900	Vodafone Group plc	69,875
780	Weir Group plc (The)	26,759
11,524	William Hill plc	76,363
2,240	WPP plc	37,032

		1,134,692

	United States — 7.4%
430	Actavis, Inc. (a) (m)	45,464
480	Allstate Corp. (The) (m)	23,645
750	Altria Group, Inc. (m)	27,382
100	American Express Co. (m)	6,841
380	AmerisourceBergen Corp. (m)	20,566
120	Apple, Inc. (m)	53,130
915	Ares Capital Corp. (m)	16,616
680	AT&T, Inc. (m)	25,473
430	Berkshire Hathaway, Inc., Class B (a) (m)	45,718
148	BlackRock, Inc. (m)	39,442
260	Boeing Co. (The) (m)	23,767
550	Capital One Financial Corp. (m)	31,779
1,000	CBS Corp. (Non-Voting), Class B (m)	45,780
222	Celgene Corp. (a) (m)	26,212
421	Chevron Corp. (m)	51,366
885	Citigroup, Inc. (m)	41,294
988	Comcast Corp., Class A (m)	40,804
324	CVS Caremark Corp. (m)	18,850
50	Deere & Co. (m)	4,465
443	DTE Energy Co. (m)	32,286
450	eBay, Inc. (a) (m)	23,575

SHARES	SECURITY DESCRIPTION	VALUE

	United States — Continued
180	EMC Corp. (a) (m)	4,037
438	Exxon Mobil Corp. (m)	38,978
1,609	Fifth Third Bancorp (m)	27,401
168	Flowserve Corp. (m)	26,564
760	General Mills, Inc. (m)	38,319
53	Google, Inc., Class A (a) (m)	43,702
98	International Business Machines Corp. (m)	19,849
716	Johnson & Johnson	61,025
371	Kimberly-Clark Corp.	38,283
380	Macy’s, Inc.	16,948
870	Merck & Co., Inc.	40,890
750	Microsoft Corp.	24,825
150	Monsanto Co.	16,023
1,183	Mylan, Inc. (a)	34,437
160	New Holdco (a) (i)	13,950
367	PepsiCo, Inc.	30,266
1,915	Pfizer, Inc.	55,669
240	Philip Morris International, Inc.	22,942
94	PPG Industries, Inc.	13,831
450	Procter & Gamble Co. (The)	34,547
500	PulteGroup, Inc. (a)	10,495
260	QUALCOMM, Inc.	16,021
500	Reynolds American, Inc.	23,710
285	Tesoro Corp.	15,219
264	Thermo Fisher Scientific, Inc.	21,300
1,060	Time Warner, Inc.	63,367
626	Tyson Foods, Inc., Class A	15,418
166	Union Pacific Corp.	24,561
306	UnitedHealth Group, Inc.	18,339
375	Valero Energy Corp.	15,120
783	Verizon Communications, Inc.	42,212
250	Visa, Inc., Class A	42,115
200	Wal-Mart Stores, Inc.	15,544
1,648	Wells Fargo & Co.	62,591
188	Whirlpool Corp.	21,485
145	Xilinx, Inc.	5,497

		1,659,935

	Total Common Stocks (Cost $6,046,776)	7,223,732

PRINCIPAL AMOUNT
Corporate Bonds — 23.3%
	Australia — 0.1%
2,000	Bluescope Steel Ltd./Bluescope Steel Finance, 7.125%, 05/01/18 (e) (m)	2,060

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	5

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Australia — Continued
	FMG Resources August 2006 Pty Ltd.,
2,000	6.000%, 04/01/17 (e) (m)	2,080
3,000	6.375%, 02/01/16 (e) (m)	3,112
6,000	6.875%, 02/01/18 (e) (m)	6,390
10,000	7.000%, 11/01/15 (e) (m)	10,475
3,000	Nufarm Australia Ltd., 6.375%, 10/15/19 (e)	3,083

		27,200

	Bahamas — 0.0% (g)
8,000	Ultrapetrol Bahamas Ltd., 9.000%, 11/24/14	7,979

	Bermuda — 0.1%
	Aircastle Ltd.,
3,000	6.250%, 12/01/19 (m)	3,345
5,000	9.750%, 08/01/18 (m)	5,706

		9,051

	Canada — 0.5%
9,000	Brookfield Residential Properties, Inc., 6.500%, 12/15/20 (e) (m)	9,686
3,000	Cogeco Cable, Inc., 4.875%, 05/01/20 (e) (m)	3,056
10,000	Garda World Security Corp., 9.750%, 03/15/17 (e) (m)	10,750
5,000	Inmet Mining Corp., 7.500%, 06/01/21 (e) (m)	5,225
3,000	Kodiak Oil & Gas Corp., 5.500%, 01/15/21 (e)	3,165
10,000	Masonite International Corp., 8.250%, 04/15/21 (e)	11,200
8,000	Mattamy Group Corp., 6.500%, 11/15/20 (e)	7,900
	New Gold, Inc.,
4,000	6.250%, 11/15/22 (e)	4,120
2,000	7.000%, 04/15/20 (e)	2,120
19,000	Novelis, Inc., 8.750%, 12/15/20	21,565
5,000	Quebecor Media, Inc., 5.750%, 01/15/23 (e)	5,213
5,000	Taseko Mines Ltd., 7.750%, 04/15/19	5,075
10,000	Telesat Canada/Telesat LLC, 6.000%, 05/15/17 (e)	10,650

		99,725

	Cayman Islands — 0.0% (g)
5,000	Shelf Drilling Holdings Ltd., 8.625%, 11/01/18 (e)	5,350

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Finland — 0.0% (g)
	Nokia OYJ,
3,000	5.375%, 05/15/19	2,955
3,000	6.625%, 05/15/39	2,730

		5,685

	France — 0.0% (g)
5,000	Lafarge S.A., 7.125%, 07/15/36	5,356

	Luxembourg — 0.7%
	ArcelorMittal,
15,000	5.000%, 02/25/17 (m)	15,912
25,000	6.750%, 02/25/22 (m)	27,422
8,000	7.500%, 10/15/39 (m)	8,416
	Intelsat Jackson Holdings S.A.,
5,000	6.625%, 12/15/22 (e) (m)	5,413
35,000	7.250%, 04/01/19 (m)	38,500
	Intelsat Luxembourg S.A.,
14,000	7.750%, 06/01/21 (e) (m)	14,770
8,000	8.125%, 06/01/23 (e) (m)	8,520
	Mallinckrodt International Finance S.A.,
2,000	3.500%, 04/15/18 (e)	2,028
4,000	4.750%, 04/15/23 (e)	4,120
6,000	NII International Telecom Sarl, 11.375%, 08/15/19 (e)	6,930
12,000	Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 8.750%, 02/01/19 (e)	12,000

		144,031

	Mexico — 0.0% (g)
3,000	Kansas City Southern de Mexico S.A. de C.V., 6.625%, 12/15/20	3,540

	Netherlands — 0.1%
11,000	Basell Finance Co., B.V., 8.100%, 03/15/27 (e)	15,152
5,000	Royal Bank of Scotland N.V., VAR, 0.981%, 03/09/15	4,879
5,000	Sensata Technologies B.V., 4.875%, 10/15/23 (e)	5,113

		25,144

	United Kingdom — 0.1%
	Royal Bank of Scotland Group plc,
10,000	5.050%, 01/08/15	10,417
15,000	6.125%, 12/15/22	16,138

		26,555

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — 21.7%
3,000	Acadia Healthcare Co., Inc., 6.125%, 03/15/21 (e) (m)	3,135
	Access Midstream Partners LP/ACMP Finance Corp.,
8,000	4.875%, 05/15/23 (m)	8,260
6,000	6.125%, 07/15/22 (m)	6,600
15,000	ACE Cash Express, Inc., 11.000%, 02/01/19 (e) (m)	15,075
5,000	Actuant Corp., 5.625%, 06/15/22 (m)	5,213
5,000	Advanced Micro Devices, Inc., 7.750%, 08/01/20 (m)	4,900
10,000	AES Corp., 4.875%, 05/15/23 (m)	10,200
5,000	AK Steel Corp., 8.750%, 12/01/18 (e) (m)	5,550
4,000	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29 (m)	3,120
3,000	Alliance One International, Inc., 10.000%, 07/15/16 (m)	3,186
	Ally Financial, Inc.,
9,000	7.500%, 09/15/20 (m)	11,115
20,000	8.000%, 03/15/20 (m)	25,150
41,000	8.000%, 11/01/31 (m)	53,966
	Alpha Natural Resources, Inc.,
6,000	6.000%, 06/01/19 (m)	5,610
4,000	6.250%, 06/01/21 (m)	3,680
5,000	9.750%, 04/15/18 (m)	5,425
10,000	Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 9.625%, 10/15/18 (m)	10,750
2,000	American Builders & Contractors Supply Co., Inc., 5.625%, 04/15/21 (e) (m)	2,078
5,000	American Casino & Entertainment Properties LLC/ACEP Finance Corp., 11.000%, 06/15/14 (m)	5,038
30,000	American International Group, Inc., VAR, 8.175%, 05/15/58 (m)	40,575
	AmeriGas Finance LLC/AmeriGas Finance Corp.,
6,000	6.750%, 05/20/20 (m)	6,645
6,000	7.000%, 05/20/22 (m)	6,705
10,000	AmeriGas Partners LP/AmeriGas Finance Corp., 6.250%, 08/20/19 (m)	10,825
5,000	Ameristar Casinos, Inc., 7.500%, 04/15/21 (m)	5,575
5,000	Amkor Technology, Inc., 6.625%, 06/01/21 (m)	5,163
5,000	Amsurg Corp., 5.625%, 11/30/20 (e) (m)	5,275
10,000	Anixter, Inc., 5.625%, 05/01/19 (m)	10,675
5,000	Antero Resources Finance Corp., 6.000%, 12/01/20 (m)	5,288

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
16,000	ARAMARK Corp., 5.750%, 03/15/20 (e) (m)	16,760
	Arch Coal, Inc.,
10,000	7.250%, 10/01/20 (m)	9,200
5,000	9.875%, 06/15/19 (e) (m)	5,200
5,000	A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.875%, 12/15/20 (e) (m)	5,281
	Ashland, Inc.,
6,000	3.000%, 03/15/16 (e) (m)	6,135
8,000	3.875%, 04/15/18 (e) (m)	8,240
5,000	4.750%, 08/15/22 (e) (m)	5,225
20,000	Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.875%, 08/01/23 (e) (m)	20,500
5,000	Audatex North America, Inc., 6.750%, 06/15/18 (e) (m)	5,381
	Avaya, Inc.,
25,000	7.000%, 04/01/19 (e) (m)	24,063
6,000	10.500%, 03/01/21 (e) (m)	5,535
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
8,000	5.500%, 04/01/23 (e) (m)	8,250
5,000	8.250%, 01/15/19 (m)	5,556
2,000	9.750%, 03/15/20 (m)	2,378
11,000	Ball Corp., 5.000%, 03/15/22 (m)	11,687
	Bank of America Corp.,
10,000	6.500%, 08/01/16 (m)	11,534
35,000	Series K, VAR, 8.000%, 01/30/18 (m) (x)	39,761
2,000	BC Mountain LLC/BC Mountain Finance, Inc., 7.000%, 02/01/21 (e) (m)	2,150
8,000	Berry Plastics Corp., 9.500%, 05/15/18 (m)	8,900
	Biomet, Inc.,
13,000	6.500%, 08/01/20 (e) (m)	14,170
5,000	6.500%, 10/01/20 (e) (m)	5,225
2,000	Boise Cascade LLC/Boise Cascade Finance Corp., 6.375%, 11/01/20 (e)	2,140
4,000	Bonanza Creek Energy, Inc., 6.750%, 04/15/21 (e) (m)	4,220
10,000	Brightstar Corp., 9.500%, 12/01/16 (e) (m)	10,837
17,000	Building Materials Corp. of America, 7.500%, 03/15/20 (e) (m)	18,785
8,000	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e) (m)	8,860
6,000	Burger King Corp., 9.875%, 10/15/18 (m)	6,832
13,000	Burlington Holdings LLC/Burlington Holding Finance, Inc., PIK, 9.750%, 02/15/18 (e) (m)	13,487
	Cablevision Systems Corp.,
15,000	8.000%, 04/15/20 (m)	17,250
2,000	8.625%, 09/15/17 (m)	2,375

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	7

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
90,000	Calpine Corp., 7.875%, 01/15/23 (e) (m)	103,050
	Calumet Specialty Products Partners LP/Calumet Finance Corp.,
1,000	9.375%, 05/01/19 (m)	1,120
4,000	9.625%, 08/01/20 (e) (m)	4,550
5,000	Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.750%, 02/15/18 (e) (m)	5,175
5,000	Casella Waste Systems, Inc., 7.750%, 02/15/19 (m)	4,837
5,000	Catalent Pharma Solutions, Inc., 7.875%, 10/15/18 (e) (m)	5,094
5,000	CCM Merger, Inc., 9.125%, 05/01/19 (e) (m)	5,262
	CCO Holdings LLC/CCO Holdings Capital Corp.,
8,000	5.250%, 03/15/21 (e) (m)	8,200
4,000	5.750%, 01/15/24	4,165
5,000	6.500%, 04/30/21 (m)	5,425
20,000	8.125%, 04/30/20 (m)	22,600
10,000	CDW LLC/CDW Finance Corp., 8.500%, 04/01/19 (m)	11,212
7,000	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.250%, 03/15/21 (e) (m)	7,157
3,000	Celanese US Holdings LLC, 4.625%, 11/15/22 (m)	3,090
20,000	Cenveo Corp., 8.875%, 02/01/18 (m)	20,250
7,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., 8.625%, 11/15/17 (e)	7,499
	Ceridian Corp.,
25,000	8.875%, 07/15/19 (e) (m)	29,344
5,000	11.000%, 03/15/21 (e) (m)	5,650
25,000	Chemtura Corp., 7.875%, 09/01/18 (m)	27,500
	Chesapeake Energy Corp.,
2,000	3.250%, 03/15/16 (m)	2,025
4,000	5.375%, 06/15/21 (m)	4,170
4,000	5.750%, 03/15/23 (m)	4,340
14,000	6.125%, 02/15/21 (m)	15,400
5,000	6.775%, 03/15/19	5,475
10,000	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 (e) (m)	10,300
	CHS/Community Health Systems, Inc.,
5,000	5.125%, 08/15/18 (m)	5,350
8,000	7.125%, 07/15/20 (m)	8,940
3,000	Cimarex Energy Co., 5.875%, 05/01/22 (m)	3,270
3,000	Cinemark USA, Inc., 5.125%, 12/15/22 (e) (m)	3,105

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	CIT Group, Inc.,
15,000	5.375%, 05/15/20 (m)	16,912
40,000	6.625%, 04/01/18 (e) (m)	46,700
9,542	CityCenter Holdings LLC/CityCenter Finance Corp., PIK, 10.750%, 01/15/17 (m)	10,556
4,000	CKE Restaurants, Inc., 11.375%, 07/15/18 (m)	4,185
	Claire’s Stores, Inc.,
22,000	8.875%, 03/15/19 (m)	23,595
35,000	9.000%, 03/15/19 (e) (m)	40,119
	Clear Channel Communications, Inc.,
25,000	9.000%, 12/15/19 (e) (m)	25,000
5,000	11.250%, 03/01/21 (e) (m)	5,300
	Clear Channel Worldwide Holdings, Inc.,
5,000	6.500%, 11/15/22 (e) (m)	5,313
15,000	6.500%, 11/15/22 (e) (m)	16,088
5,000	Series A, 7.625%, 03/15/20 (m)	5,337
15,000	Series B, 7.625%, 03/15/20 (m)	16,162
5,000	Clearwater Paper Corp., 4.500%, 02/01/23 (e) (m)	4,975
	Clearwire Communications LLC/Clearwire Finance, Inc.,
14,000	12.000%, 12/01/15 (e) (m)	14,980
10,000	14.750%, 12/01/16 (e) (m)	13,850
1,000	Cleaver-Brooks, Inc., 8.750%, 12/15/19 (e) (m)	1,102
2,000	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.500%, 12/15/19 (m)	2,190
19,000	CNG Holdings, Inc., 9.375%, 05/15/20 (e) (m)	18,810
3,000	CNH Capital LLC, 3.625%, 04/15/18 (e) (m)	3,052
2,000	Coeur d’Alene Mines Corp., 7.875%, 02/01/21 (e) (m)	2,105
4,000	Coinstar, Inc., 6.000%, 03/15/19 (e) (m)	4,150
5,000	Commercial Metals Co., 6.500%, 07/15/17 (m)	5,475
	Comstock Resources, Inc.,
25,000	7.750%, 04/01/19 (m)	26,750
4,000	9.500%, 06/15/20 (m)	4,500
40,000	Concho Resources, Inc., 7.000%, 01/15/21 (m)	45,000
15,000	CONSOL Energy, Inc., 6.375%, 03/01/21 (m)	15,675
	Constellation Brands, Inc.,
2,000	3.750%, 05/01/21	2,000
3,000	4.250%, 05/01/23	3,000
5,000	6.000%, 05/01/22 (m)	5,769

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
46,399	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21 (m)	52,663
	Continental Resources, Inc.,
5,000	4.500%, 04/15/23 (e) (m)	5,331
13,000	5.000%, 09/15/22 (m)	14,138
2,000	Cornerstone Chemical Co., Series AI, 9.375%, 03/15/18 (m)	2,120
	Corrections Corp. of America,
2,000	4.125%, 04/01/20 (e) (m)	2,040
2,000	4.625%, 05/01/23 (e) (m)	2,085
15,000	Cricket Communications, Inc., 7.750%, 10/15/20 (m)	15,262
5,000	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23 (e) (m)	5,106
13,000	Crown Castle International Corp., 5.250%, 01/15/23 (m)	13,617
5,000	CSC Holdings LLC, 6.750%, 11/15/21 (m)	5,712
5,000	CST Brands, Inc., 5.000%, 05/01/23 (e) (m)	5,131
9,000	CVR Refining LLC/Coffeyville Finance, Inc., 6.500%, 11/01/22 (e) (m)	9,270
5,000	CyrusOne LP/CyrusOne Finance Corp., 6.375%, 11/15/22 (e) (m)	5,325
3,000	D.R. Horton, Inc., 4.375%, 09/15/22 (m)	3,052
13,000	DaVita HealthCare Partners, Inc., 6.375%, 11/01/18 (m)	13,894
	Dean Foods Co.,
5,000	7.000%, 06/01/16 (m)	5,675
5,000	9.750%, 12/15/18 (m)	5,819
100,000	Deluxe Corp., 7.000%, 03/15/19 (m)	109,500
	DISH DBS Corp.,
13,000	5.000%, 03/15/23 (e) (m)	12,610
15,000	5.125%, 05/01/20 (e) (m)	14,850
9,000	5.875%, 07/15/22 (m)	9,180
8,000	6.750%, 06/01/21 (m)	8,640
4,000	Dycom Investments, Inc., 7.125%, 01/15/21 (m)	4,320
	E*TRADE Financial Corp.,
5,000	6.000%, 11/15/17 (m)	5,287
5,000	6.375%, 11/15/19 (m)	5,375
10,000	Embarq Corp., 7.995%, 06/01/36 (m)	11,005
20,000	Endo Health Solutions, Inc., 7.000%, 07/15/19 (m)	21,900
	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
25,000	10.000%, 12/01/20 (m)	28,625
7,000	11.750%, 03/01/22 (e) (m)	8,015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
15,000	Energy XXI Gulf Coast, Inc., 7.750%, 06/15/19 (m)	16,275
13,000	EP Energy LLC/EP Energy Finance, Inc., 9.375%, 05/01/20 (m)	15,145
	EP Energy LLC/Everest Acquisition Finance, Inc.,
4,000	6.875%, 05/01/19 (m)	4,380
2,000	7.750%, 09/01/22 (m)	2,295
3,000	EPE Holdings LLC/EP Energy Bond Co., Inc., PIK, 8.875%, 12/15/17 (e) (m)	3,195
5,000	Equinix, Inc., 4.875%, 04/01/20 (m)	5,225
4,000	Exterran Partners LP/EXLP Finance Corp., 6.000%, 04/01/21 (e) (m)	4,080
10,000	Felcor Lodging LP, 6.750%, 06/01/19 (m)	10,925
25,000	Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 05/01/21 (m)	26,312
5,000	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e) (m)	5,187
	First Data Corp.,
20,000	6.750%, 11/01/20 (e) (m)	21,450
14,000	7.375%, 06/15/19 (e) (m)	15,225
25,000	8.250%, 01/15/21 (e) (m)	26,562
5,000	10.625%, 06/15/21 (e) (m)	5,144
4,000	11.250%, 01/15/21 (e) (m)	4,180
10,000	12.625%, 01/15/21 (m)	10,850
10,000	PIK, 8.750%, 01/15/22 (e) (m)	10,750
24,000	Ford Motor Co., 7.450%, 07/16/31 (m)	31,934
15,000	Forest Oil Corp., 7.250%, 06/15/19 (m)	15,187
	Fresenius Medical Care U.S. Finance, Inc.,
5,000	5.750%, 02/15/21 (e) (m)	5,688
25,000	6.500%, 09/15/18 (e) (m)	28,937
	Frontier Communications Corp.,
5,000	7.125%, 01/15/23 (m)	5,175
2,000	7.625%, 04/15/24 (m)	2,085
10,000	8.500%, 04/15/20 (m)	11,500
4,000	GenCorp, Inc., 7.125%, 03/15/21 (e) (m)	4,310
3,000	General Cable Corp., 5.750%, 10/01/22 (e) (m)	3,105
	Genesis Energy LP/Genesis Energy Finance Corp.,
50,000	5.750%, 02/15/21 (e) (m)	52,625
16,000	7.875%, 12/15/18 (m)	17,600
3,000	GenOn Energy, Inc., 9.875%, 10/15/20 (m)	3,465
10,000	Goodman Networks, Inc., 13.125%, 07/01/18 (e) (m)	11,100
5,000	Graphic Packaging International, Inc., 4.750%, 04/15/21 (m)	5,200

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	9

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
5,000	Graton Economic Development Authority, 9.625%, 09/01/19 (e) (m)	5,675
5,000	Gray Television, Inc., 7.500%, 10/01/20 (m)	5,425
5,000	Gymboree Corp., 9.125%, 12/01/18 (m)	4,969
5,000	Harron Communications LP/Harron Finance Corp., 9.125%, 04/01/20 (e) (m)	5,669
25,000	Hawk Acquisition Sub, Inc., 4.250%, 10/15/20 (e) (m)	25,312
5,000	HCA Holdings, Inc., 6.250%, 02/15/21 (m)	5,475
	HCA, Inc.,
5,000	4.750%, 05/01/23 (m)	5,212
5,000	5.875%, 05/01/23 (m)	5,438
50,000	6.500%, 02/15/20 (m)	57,750
20,000	7.500%, 02/15/22 (m)	23,900
5,000	8.000%, 10/01/18 (m)	5,944
	HD Supply, Inc.,
15,000	7.500%, 07/15/20 (e) (m)	16,238
10,000	8.125%, 04/15/19 (m)	11,312
5,000	10.500%, 01/15/21 (m)	5,244
10,000	Health Management Associates, Inc., 7.375%, 01/15/20 (m)	11,100
5,000	Hecla Mining Co., 6.875%, 05/01/21 (e) (m)	4,962
	Hertz Corp. (The),
3,000	4.250%, 04/01/18 (e) (m)	3,116
15,000	7.375%, 01/15/21 (m)	16,988
24,000	Hiland Partners LP/Hiland Partners Finance Corp., 7.250%, 10/01/20 (e) (m)	26,700
25,000	Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 04/15/21 (e) (m)	27,687
5,000	Hologic, Inc., 6.250%, 08/01/20 (m)	5,400
7,000	Hub International Ltd., 8.125%, 10/15/18 (e) (m)	7,534
6,000	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19 (m)	6,345
4,000	Igloo Holdings Corp., PIK, 9.000%, 12/15/17 (e) (m)	4,080
5,000	IMS Health, Inc., 6.000%, 11/01/20 (e) (m)	5,350
5,000	Infor U.S., Inc., 9.375%, 04/01/19 (m)	5,700
	International Lease Finance Corp.,
3,000	4.625%, 04/15/21	3,053
10,000	5.875%, 08/15/22	11,021
46,000	8.250%, 12/15/20 (m)	57,500
28,000	8.625%, 01/15/22 (m)	36,400
3,000	International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)	3,090
10,000	inVentiv Health, Inc., 9.000%, 01/15/18 (e)	10,575

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
8,000	Iron Mountain, Inc., 7.750%, 10/01/19	9,040
	Isle of Capri Casinos, Inc.,
8,000	5.875%, 03/15/21 (e)	8,140
3,000	7.750%, 03/15/19	3,300
6,000	iStar Financial, Inc., 9.000%, 06/01/17 (m)	6,840
2,000	Jabil Circuit, Inc., 4.700%, 09/15/22	2,030
10,000	JBS USA LLC/JBS USA Finance, Inc., 7.250%, 06/01/21 (e)	10,600
25,000	Jo-Ann Stores Holdings, Inc., PIK, 10.500%, 10/15/19 (e)	26,969
	K. Hovnanian Enterprises, Inc.,
2,000	7.250%, 10/15/20 (e) (m)	2,235
5,000	9.125%, 11/15/20 (e) (m)	5,675
5,000	11.875%, 10/15/15 (m)	5,737
7,000	KB Home, 7.500%, 09/15/22	7,980
50,000	Key Energy Services, Inc., 6.750%, 03/01/21	52,250
6,000	Laredo Petroleum, Inc., 7.375%, 05/01/22	6,600
5,000	Lender Processing Services, Inc., 5.750%, 04/15/23	5,337
10,000	Lennar Corp., Series B, 12.250%, 06/01/17	13,375
5,000	Level 3 Communications, Inc., 8.875%, 06/01/19 (e)	5,525
45,000	Level 3 Financing, Inc., 8.125%, 07/01/19	49,612
6,000	Libbey Glass, Inc., 6.875%, 05/15/20	6,577
5,000	Liberty Interactive LLC, 8.250%, 02/01/30	5,600
	Liberty Mutual Group, Inc.,
2,000	6.500%, 05/01/42 (e)	2,353
60,000	7.800%, 03/15/37 (e)	70,500
4,000	VAR, 10.750%, 06/15/58 (e)	6,200
2,000	Liberty Tire Recycling, 11.000%, 10/01/16 (e)	2,050
10,000	M/I Homes, Inc., 8.625%, 11/15/18	11,100
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
18,000	4.500%, 07/15/23	18,765
6,000	6.250%, 06/15/22	6,675
15,000	6.750%, 11/01/20	16,575
38,000	Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.250%, 02/15/21 (e)	38,950
4,000	Masco Corp., 5.950%, 03/15/22	4,527
3,000	MasTec, Inc., 4.875%, 03/15/23	3,000
8,000	McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 9.750%, 04/01/21 (e)	8,240
2,000	MDC Holdings, Inc., 6.000%, 01/15/43	1,956

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
2,000	Mead Products LLC/ACCO Brands Corp., 6.750%, 04/30/20 (e)	2,125
15,000	Media General, Inc., 11.750%, 02/15/17	16,950
5,000	Mediacom Broadband LLC/Mediacom Broadband Corp., 6.375%, 04/01/23	5,250
5,000	Mediacom LLC/Mediacom Capital Corp., 7.250%, 02/15/22	5,525
4,000	Memorial Production Partners LP/Memorial Production Finance Corp., 7.625%, 05/01/21 (e)	4,080
2,500	Meritage Homes Corp., 7.000%, 04/01/22	2,819
	MetroPCS Wireless, Inc.,
10,000	6.250%, 04/01/21 (e)	10,738
15,000	6.625%, 11/15/20	16,237
	MGM Resorts International,
2,000	8.625%, 02/01/19	2,370
10,000	10.000%, 11/01/16	12,125
25,000	11.375%, 03/01/18	32,312
3,000	Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 10.750%, 10/01/20 (e)	3,300
6,000	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21 (e)	6,240
25,000	MultiPlan, Inc., 9.875%, 09/01/18 (e)	28,156
	Nationstar Mortgage LLC/Nationstar Capital Corp.,
4,000	6.500%, 07/01/21 (e)	4,195
3,000	7.875%, 10/01/20 (e)	3,360
7,000	Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 9.250%, 04/15/19 (e)	7,647
2,000	NCR Corp., 5.000%, 07/15/22 (e)	2,025
6,000	Netflix, Inc., 5.375%, 02/01/21 (e)	6,180
	New Albertsons, Inc.,
8,000	7.450%, 08/01/29 (m)	6,250
8,000	8.000%, 05/01/31 (m)	6,390
	Newfield Exploration Co.,
6,000	5.625%, 07/01/24	6,450
10,000	5.750%, 01/30/22	11,062
4,000	Nexstar Broadcasting, Inc., 6.875%, 11/15/20 (e)	4,260
33,000	NII Capital Corp., 7.625%, 04/01/21	29,205
6,000	Nortek, Inc., 8.500%, 04/15/21	6,705
	NRG Energy, Inc.,
11,000	6.625%, 03/15/23 (e)	11,990
13,000	7.875%, 05/15/21	14,722

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
6,000	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	6,240
9,000	Oil States International, Inc., 5.125%, 01/15/23 (e)	9,247
7,000	Onex USI Acquisition Corp., 7.750%, 01/15/21 (e)	7,210
5,000	Oppenheimer Holdings, Inc., 8.750%, 04/15/18	5,412
9,000	Party City Holdings, Inc., 8.875%, 08/01/20 (e)	10,170
12,000	PBF Holding Co. LLC/PBF Finance Corp., 8.250%, 02/15/20	13,560
	Peabody Energy Corp.,
5,000	6.000%, 11/15/18	5,400
10,000	6.250%, 11/15/21	10,662
6,000	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.375%, 06/01/20	6,487
6,000	Penske Automotive Group, Inc., 5.750%, 10/01/22 (e)	6,353
5,000	PetroLogistics LP/PetroLogistics Finance Corp., 6.250%, 04/01/20 (e)	5,075
15,000	Pilgrim’s Pride Corp., 7.875%, 12/15/18	16,275
6,000	Pinnacle Entertainment, Inc., 8.750%, 05/15/20	6,645
5,000	Pioneer Energy Services Corp., 9.875%, 03/15/18	5,494
	Plains Exploration & Production Co.,
8,000	6.500%, 11/15/20	8,920
8,000	6.875%, 02/15/23	9,110
	PolyOne Corp.,
10,000	5.250%, 03/15/23 (e)	10,550
50,000	7.375%, 09/15/20	56,125
4,000	Prestige Brands, Inc., 8.125%, 02/01/20	4,585
9,000	Prudential Financial, Inc., VAR, 5.625%, 06/15/43	9,450
	QEP Resources, Inc.,
3,000	5.250%, 05/01/23	3,188
15,000	5.375%, 10/01/22	15,975
10,000	6.875%, 03/01/21	11,525
10,000	Qwest Capital Funding, Inc., 7.750%, 02/15/31	10,390
2,000	Qwest Communications International, Inc., 7.125%, 04/01/18	2,081
5,000	R.R. Donnelley & Sons Co., 8.250%, 03/15/19 (m)	5,575
5,000	Radio Systems Corp., 8.375%, 11/01/19 (e)	5,438

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	11

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
12,000	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/18 (e)	12,810
	Range Resources Corp.,
8,000	5.000%, 08/15/22	8,520
7,000	5.000%, 03/15/23 (e)	7,455
3,000	Regal Entertainment Group, 5.750%, 02/01/25	3,023
	Regency Energy Partners LP/Regency Energy Finance Corp.,
4,000	4.500%, 11/01/23 (e)	4,140
20,000	5.500%, 04/15/23	21,900
4,000	Rent-A-Center, Inc., 4.750%, 05/01/21 (e)	4,030
3,000	Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.500%, 04/15/21 (e)	3,075
	Resolute Forest Products, Inc.,
5,000	5.875%, 05/15/23 (e)	4,938
41,000	10.250%, 10/15/18	47,888
8,000	Revlon Consumer Products Corp., 5.750%, 02/15/21 (e)	8,240
100,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 9.000%, 04/15/19	108,000
6,000	RHP Hotel Properties LP/RHP Finance Corp., 5.000%, 04/15/21 (e)	6,135
	Rite Aid Corp.,
20,000	7.500%, 03/01/17	20,600
10,000	9.250%, 03/15/20	11,575
10,000	ROC Finance LLC/ROC Finance 1 Corp., 12.125%, 09/01/18 (e)	11,750
7,000	Rockies Express Pipeline LLC, 6.000%, 01/15/19 (e)	6,895
5,000	Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10.000%, 06/01/20 (e)	5,788
3,000	Rosetta Resources, Inc., 5.625%, 05/01/21	3,128
4,000	RSI Home Products, Inc., 6.875%, 03/01/18 (e)	4,175
5,000	Ryerson, Inc./Joseph T. Ryerson & Son, Inc., 9.000%, 10/15/17 (e)	5,450
5,000	Sabre, Inc., 8.500%, 05/15/19 (e)	5,563
20,000	Samson Investment Co., 9.750%, 02/15/20 (e)	21,250
	Sealed Air Corp.,
3,000	5.250%, 04/01/23 (e)	3,105
4,000	6.500%, 12/01/20 (e)	4,470
25,000	Service Corp. International, 8.000%, 11/15/21	30,625

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
3,000	Sidewinder Drilling, Inc., 9.750%, 11/15/19 (e)	3,113
	Sinclair Television Group, Inc.,
4,000	5.375%, 04/01/21 (e)	4,050
10,000	6.125%, 10/01/22 (e)	10,600
5,000	Sirius XM Radio, Inc., 5.250%, 08/15/22 (e)	5,163
17,000	Sitel LLC/Sitel Finance Corp., 11.000%, 08/01/17 (e)	18,233
10,000	Six Flags Entertainment Corp., 5.250%, 01/15/21 (e)	10,350
	SM Energy Co.,
5,000	6.500%, 01/01/23	5,525
50,000	6.625%, 02/15/19	53,813
7,000	Smithfield Foods, Inc., 7.750%, 07/01/17	8,225
2,000	Spectrum Brands Escrow Corp., 6.625%, 11/15/22 (e)	2,205
	Sprint Capital Corp.,
77,000	6.900%, 05/01/19	83,641
18,000	8.750%, 03/15/32	21,285
	Sprint Nextel Corp.,
6,000	7.000%, 03/01/20 (e)	6,825
26,000	9.000%, 11/15/18 (e)	31,980
3,000	11.500%, 11/15/21	4,155
3,000	SquareTwo Financial Corp., 11.625%, 04/01/17	3,113
15,000	Standard Pacific Corp., 8.375%, 05/15/18	17,850
5,000	Starz LLC/Starz Finance Corp., 5.000%, 09/15/19	5,219
	Steel Dynamics, Inc.,
5,000	5.250%, 04/15/23 (e)	5,175
2,000	6.125%, 08/15/19 (e)	2,190
2,000	6.375%, 08/15/22 (e)	2,190
5,000	7.625%, 03/15/20	5,600
4,000	Stone Energy Corp., 7.500%, 11/15/22	4,380
	SunGard Data Systems, Inc.,
5,000	6.625%, 11/01/19 (e)	5,319
7,000	7.625%, 11/15/20	7,735
15,000	SUPERVALU, Inc., 8.000%, 05/01/16	16,425
8,000	Swift Energy Co., 7.875%, 03/01/22	8,340
4,000	Talos Production LLC/Talos Production Finance, Inc., 9.750%, 02/15/18 (e)	3,940
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
6,000	6.375%, 08/01/22	6,705
50,000	6.875%, 02/01/21	55,625

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
4,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 7.750%, 04/15/20 (e)	4,490
	Tenet Healthcare Corp.,
5,000	4.500%, 04/01/21 (e)	5,100
5,000	4.750%, 06/01/20 (e)	5,200
5,000	6.250%, 11/01/18	5,638
10,000	8.000%, 08/01/20	11,250
	Tesoro Corp.,
1,000	4.250%, 10/01/17	1,053
2,000	5.375%, 10/01/22	2,130
13,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875%, 10/01/20 (e)	13,975
15,000	Thermadyne Holdings Corp., 9.000%, 12/15/17	16,425
3,000	Titan International, Inc., 7.875%, 10/01/17 (e)	3,225
	Toll Brothers Finance Corp.,
5,000	4.375%, 04/15/23	5,091
5,000	5.875%, 02/15/22	5,594
5,000	Tops Holding Corp./Tops Markets LLC, 8.875%, 12/15/17 (e)	5,581
50,000	TransDigm, Inc., 7.750%, 12/15/18	55,375
5,000	Tronox Finance LLC, 6.375%, 08/15/20 (e)	4,988
25,000	Tutor Perini Corp., 7.625%, 11/01/18	26,500
4,000	U.S. Airways 2013-1 Class A Pass-Through Trust, 3.950%, 11/15/25	4,020
12,000	U.S. Airways 2013-1 Class B Pass-Through Trust, 5.375%, 11/15/21	12,226
5,000	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19 (e)	5,200
8,000	Unisys Corp., 6.250%, 08/15/17	8,640
8,000	Unit Corp., 6.625%, 05/15/21	8,560
	United States Steel Corp.,
4,000	6.875%, 04/01/21	4,130
28,000	7.375%, 04/01/20	29,540
5,000	7.500%, 03/15/22	5,263
7,000	United Surgical Partners International, Inc., 9.000%, 04/01/20	7,910
	Univision Communications, Inc.,
19,000	6.750%, 09/15/22 (e)	21,090
26,000	6.875%, 05/15/19 (e)	28,405
5,000	8.500%, 05/15/21 (e)	5,575
5,000	Vail Resorts, Inc., 6.500%, 05/01/19	5,381
10,000	Valassis Communications, Inc., 6.625%, 02/01/21	10,600
20,000	Valeant Pharmaceuticals International, 6.375%, 10/15/20 (e)	22,150

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
8,000	7.750%, 02/01/19	8,690
10,000	8.000%, 02/01/18	10,825
8,000	Vanguard Natural Resources LLC/VNR Finance Corp., 7.875%, 04/01/20	8,680
3,000	Viasystems, Inc., 7.875%, 05/01/19 (e)	3,203
45,000	Vulcan Materials Co., 7.500%, 06/15/21	53,100
10,000	VWR Funding, Inc., 7.250%, 09/15/17 (e)	10,650
37,000	W&T Offshore, Inc., 8.500%, 06/15/19	40,330
25,000	Wachovia Capital Trust III, VAR, 5.570%, 06/03/13 (x)	25,125
6,000	Walter Energy, Inc., 8.500%, 04/15/21 (e)	6,240
2,000	Wells Enterprises, Inc., 6.750%, 02/01/20 (e)	2,170
3,000	Western Refining, Inc., 6.250%, 04/01/21 (e)	3,105
6,000	Weyerhaeuser Co., 8.500%, 01/15/25	8,590
10,000	Windstream Corp., 7.750%, 10/15/20	10,975
5,000	Wok Acquisition Corp., 10.250%, 06/30/20 (e)	5,494
	WPX Energy, Inc.,
10,000	5.250%, 01/15/17	10,700
10,000	6.000%, 01/15/22	10,825
	Zayo Group LLC/Zayo Capital, Inc.,
5,000	8.125%, 01/01/20	5,638
10,000	10.125%, 07/01/20	11,825

		4,883,791

	Total Corporate Bonds (Cost $4,832,715)	5,243,407

Foreign Government Securities — 12.4%
	Finland — 1.4%
EUR 225,000	Finland Government Bond, 2.750%, 07/04/28	325,590

	Germany — 10.7%
	Bundesrepublik Deutschland,
EUR 455,000	2.250%, 09/04/21	663,771
EUR 1,120,000	3.500%, 07/04/19	1,742,915

		2,406,686

	Italy — 0.3%
EUR 42,000	Italy Buoni Poliennali Del Tesoro, 5.500%, 11/01/22	62,516

	Total Foreign Government Securities (Cost $2,699,606)	2,794,792

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	13

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Investment Companies — 16.0%
47,784	iShares MSCI Emerging Markets Index Fund	2,068,569
143,648	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	1,529,853

	Total Investment Companies (Cost $3,496,944)	3,598,422

PRINCIPAL AMOUNT
Loan Assignments — 0.7%
	United States — 0.7%
14,963	Alcatel-Lucent USA, Inc., U.S. Term Loan, VAR, 7.250%, 01/30/19	15,328
	Aot Holding Ltd., 1st Lien Senior Secured Term Loan,
176	VAR, 5.000%, 10/01/19	178
12	VAR, 5.000%, 10/01/19	13
1,952	VAR, 5.000%, 10/01/19	1,977
1,414	VAR, 5.000%, 10/01/19	1,432
995	VAR, 5.000%, 10/01/19	1,008
188	VAR, 5.000%, 10/01/19	191
188	VAR, 5.000%, 10/01/19	191
29,940	Caesars Entertainment Operating Co., Inc., Extended B-6 Term Loan, VAR, 5.450%, 01/28/18	27,147
7,000	Cricket Communications, Term Loan C, VAR, 4.750%, 03/01/20	7,029
5,909	Dupont Performance, Term Loan, VAR, 4.750%, 02/01/20	5,982
49,648	Freedom Group, Inc., Term B Loan, VAR, 5.500%, 04/19/19	49,710
23,685	Gymboree, Initial Term Loan (A & R), VAR, 5.000%, 02/23/18	23,152
9,975	NXP B.V., Tranche C Term Loan, VAR, 4.750%, 01/10/20	10,200
10,687	RedPrairie, 1st Lien Term Loan, VAR, 6.750%, 12/14/18	10,914
5,000	Rite Aid Corp., 2nd Lien Term Loan, VAR, 5.750%, 08/21/20	5,183
2,000	Tronox, Term Loan, VAR, 4.500%, 03/19/20	2,028

	Total Loan Assignments (Cost $159,001)	161,663

NUMBER OF CONTRACTS
Option Purchased — 0.6%
	Call Option Purchased — 0.6%
34	E-mini S&P 500, Expiring 06/22/13 @1,575.00, European Style (a) (Cost $88,502)	136,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
U.S. Treasury Obligation — 1.5%
345,000	U.S. Treasury Note, 0.250%, 01/31/14 (k) (m) (Cost $345,199)	345,324

SHARES
Short-Term Investment — 12.4%
	Investment Company — 12.4%
2,784,752	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $2,784,752)	2,784,752

	Total Investments — 99.1% (Cost $20,453,495)	22,288,092
	Other Assets in Excess of Liabilities — 0.9%	210,800

	NET ASSETS — 100.0%	$22,498,892

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2013

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Investment Companies	16.2%
Foreign Government Securities	12.5
Oil, Gas & Consumable Fuels	4.3
Pharmaceuticals	4.2
Insurance	3.9
Commercial Banks	3.3
Food Products	3.1
Media	2.7
Household Durables	2.5
Diversified Telecommunication Services	2.2
Real Estate Investment Trusts (REITs)	1.8
U.S. Treasury Obligation	1.5
Tobacco	1.5

INDUSTRY	PERCENTAGE
Diversified Financial Services	1.5%
Health Care Providers & Services	1.5
Automobiles	1.4
Household Products	1.4
Hotels, Restaurants & Leisure	1.4
Chemicals	1.3
IT Services	1.1
Aerospace & Defense	1.0
Commercial Services & Supplies	1.0
Wireless Telecommunication Services	1.0
Others (each less than 1.0%)	15.2
Short-Term Investment	12.5

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
14	10 Year U.S. Treasury Note	06/19/13	1,867,031	33,831
14	E-mini MSCI EAFE	06/21/13	1,218,560	42,800
17	E-mini Russell 2000	06/21/13	1,606,670	35,071
22	E-mini S&P 500	06/21/13	1,751,420	61,911
	Short Futures Outstanding
(2)	Euro-Bobl	06/06/13	(333,794)	(985)
(2)	Euro-Bund	06/06/13	(386,077)	(1,561)
(5)	3 Year Australian Government Bond	06/17/13	(569,684)	(2,634)

				168,433

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/13		NET UNREALIZED APPRECIATION (DEPRECIATION)
8,795 7,007	AUD for EUR	Morgan Stanley	06/26/13	9,232	#	9,080	#	(152)
127,573 765,153	AUD for NOK	State Street Corp.	05/23/13	132,579	#	132,033	#	(546)
127,573	AUD	State Street Corp.	05/23/13	131,444		132,033		589
				273,255		273,146		(109)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	15

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
18,998	AUD	TD Bank Financial Group	06/26/13	19,672	19,613	59
147,415	CHF	Merrill Lynch International	05/23/13	158,374	158,576	(202)
5,245	EUR	BNP Paribas	06/26/13	6,830	6,910	(80)
2,080,477	EUR	Citibank, N.A.	06/26/13	2,697,765	2,740,902	(43,137)
10,965	EUR	Credit Suisse International	06/26/13	14,209	14,446	(237)
76,694	EUR	Societe Generale	06/26/13	99,035	101,039	(2,004)
33,935,881	JPY	Merrill Lynch International	05/23/13	345,063	348,148	(3,085)
176,074	SGD	Credit Suisse International	05/23/13	142,537	142,953	(416)
				3,483,485	3,532,587	(49,102)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/13 of the currency being sold, and the value at 04/30/13 is the U.S. Dollar market value of the currency being purchased.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

AUD	— Australian Dollar
CHF	— Swiss Franc
EUR	— Euro
JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
NOK	— Norwegian Krone
PIK	— Payment-in-Kind
SGD	— Singapore Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2013.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of April 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2013.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are $5,487,611 and 24.6%, respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as the Funds’ website.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2013	J.P. MORGAN FUNDS	17

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited)

Global Allocation Fund
ASSETS:
Investments in non-affiliates, at value	$17,973,487
Investments in affiliates, at value	4,314,605

Total investment securities, at value	22,288,092
Cash	142,057
Foreign currency, at value	40,064
Deposits at broker for futures contracts	30,000
Receivables:
Investment securities sold	237,667
Interest and dividends from non-affiliates	184,701
Dividends from affiliates	3,245
Tax reclaims	6,383
Variation margin on futures contracts	13,688
Unrealized appreciation on forward foreign currency exchange contracts	648
Unrealized appreciation on unfunded commitments	65
Due from Advisor	2,759

Total Assets	22,949,369

LIABILITIES:
Payables:
Investment securities purchased	327,075
Unrealized depreciation on forward foreign currency exchange contracts	49,859
Accrued liabilities:
Distribution fees	67
Custodian and accounting fees	19,757
Trustees’ and Chief Compliance Officer’s fees	125
Audit fees	31,273
Other	22,321

Total Liabilities	450,477

Net Assets	$22,498,892

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2013

Global Allocation Fund
NET ASSETS:
Paid-in-Capital	$20,948,358
Accumulated undistributed (distributed in excess of) net investment income	135,956
Accumulated net realized gains (losses)	(541,159)
Net unrealized appreciation (depreciation)	1,955,737

Total Net Assets	$22,498,892

Net Assets:
Class A	$55,983
Class C	55,450
Class R2	55,715
Select Class	22,331,744

Total	$22,498,892

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,487
Class C	3,464
Class R2	3,475
Select Class	1,389,743

Net Asset Value (a):
Class A — Redemption price per share	$16.05
Class C — Offering price per share (b)	16.01
Class R2 — Offering and redemption price per share	16.03
Select Class — Offering and redemption price per share	16.07
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.81

Cost of investments in non-affiliates	$16,154,750
Cost of investments in affiliates	4,298,745
Cost of foreign currency	39,700

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	19

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

Global Allocation Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$200,423
Dividend income from non-affiliates	134,336
Dividend income from affiliates	37,577
Foreign taxes withheld	(4,902)

Total investment income	367,434

EXPENSES:
Investment advisory fees	62,660
Administration fees	8,823
Distribution fees:
Class A	65
Class C	193
Class R2	130
Shareholder servicing fees:
Class A	65
Class C	65
Class R2	65
Select Class	25,914
Custodian and accounting fees	56,919
Professional fees	36,800
Trustees’ and Chief Compliance Officer’s fees	14
Printing and mailing costs	4,410
Other	3,067

Total expenses	199,190

Less amounts waived	(97,591)
Less expense reimbursements	(17,665)

Net expenses	83,934

Net investment income (loss)	283,500

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	480,399
Investment in affiliates	237,098
Futures	253,557
Foreign currency transactions	51,619

Net realized gain (loss)	1,022,673

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,164,226
Investments in affiliates	(179,402)
Futures	238,260
Foreign currency translations	(35,317)
Unfunded commitments	65

Change in net unrealized appreciation/depreciation	1,187,832

Net realized/unrealized gains (losses)	2,210,505

Change in net assets resulting from operations	$2,494,005

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Allocation Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$283,500	$561,846
Net realized gain (loss)	1,022,673	471,972
Change in net unrealized appreciation/depreciation	1,187,832	876,300

Change in net assets resulting from operations	2,494,005	1,910,118

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(833)	(1,263)
Class C
From net investment income	(731)	(1,100)
Class R2
From net investment income	(781)	(1,175)
Select Class
From net investment income	(350,944)	(543,598)

Total distributions to shareholders	(353,289)	(547,136)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	353,289	547,136

NET ASSETS:
Change in net assets	2,494,005	1,910,118
Beginning of period	20,004,887	18,094,769

End of period	$22,498,892	$20,004,887

Accumulated undistributed (distributed in excess of) net investment income	$135,956	$205,745

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Global Allocation Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$833	$1,263

Change in net assets resulting from Class A capital transactions	$833	$1,263

Class C
Distributions reinvested	$731	$1,100

Change in net assets resulting from Class C capital transactions	$731	$1,100

Class R2
Distributions reinvested	$781	$1,175

Change in net assets resulting from Class R2 capital transactions	$781	$1,175

Select Class
Distributions reinvested	$350,944	$543,598

Change in net assets resulting from Select Class capital transactions	$350,944	$543,598

Total change in net assets resulting from capital transactions	$353,289	$547,136

SHARE TRANSACTIONS:
Class A
Reinvested	56	91

Change in Class A Shares	56	91

Class C
Reinvested	49	80

Change in Class C Shares	49	80

Class R2
Reinvested	53	85

Change in Class R2 Shares	53	85

Select Class
Reinvested	23,479	39,374

Change in Select Class Shares	23,479	39,374

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2013	J.P. MORGAN FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Global Allocation Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$14.52	$0.19	$1.58	$1.77	$(0.24)
Year Ended October 31, 2012	13.53	0.38	0.98	1.36	(0.37)
May 31, 2011 (h) through October 31, 2011	15.00	0.14	(1.58)	(1.44)	(0.03)

Class C
Six Months Ended April 30, 2013 (Unaudited)	14.49	0.15	1.58	1.73	(0.21)
Year Ended October 31, 2012	13.52	0.31	0.99	1.30	(0.33)
May 31, 2011 (h) through October 31, 2011	15.00	0.11	(1.58)	(1.47)	(0.01)

Class R2
Six Months Ended April 30, 2013 (Unaudited)	14.51	0.17	1.58	1.75	(0.23)
Year Ended October 31, 2012	13.53	0.34	0.99	1.33	(0.35)
May 31, 2011 (h) through October 31, 2011	15.00	0.12	(1.58)	(1.46)	(0.01)

Select Class
Six Months Ended April 30, 2013 (Unaudited)	14.53	0.20	1.60	1.80	(0.26)
Year Ended October 31, 2012	13.53	0.41	1.00	1.41	(0.41)
May 31, 2011 (h) through October 31, 2011	15.00	0.15	(1.58)	(1.43)	(0.04)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2013

	Ratios/supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$16.05	12.34%	$55,983	1.05%		2.47%		2.15%		58%
14.52	10.26	49,838	1.05		2.70		2.54		67
13.53	(9.63)	45,190	1.05	(i)	2.36	(i)	2.79	(i)	51

16.01	12.09	55,450	1.55		1.96		2.65		58
14.49	9.75	49,485	1.55		2.19		3.04		67
13.52	(9.83)	45,096	1.55	(i)	1.86	(i)	3.28	(i)	51

16.03	12.17	55,715	1.30		2.21		2.40		58
14.51	9.99	49,661	1.30		2.44		2.79		67
13.53	(9.71)	45,143	1.30	(i)	2.10	(i)	3.04	(i)	51

16.07	12.50	22,331,744	0.80		2.71		1.90		58
14.53	10.58	19,855,903	0.80		2.95		2.29		67
13.53	(9.56)	17,959,340	0.80	(i)	2.61	(i)	2.55	(i)	51

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Allocation Fund	Class A, Class C, Class R2 and Select Class	Diversified

The investment objective of the Fund is to seek to maximize long-term total return.

The Fund commenced operations on May 31, 2011. Prior to May 31, 2013, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”) are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance and JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are

26	J.P. MORGAN FUNDS	APRIL 30, 2013

discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stock
Australia	$—	$71,196	$—	$71,196
Denmark	—	10,562	—	10,562
France	—	243,158	—	243,158
Germany	—	390,014	—	390,014
Hong Kong	—	685	—	685
Indonesia	—	391	—	391
Ireland	20,360	130,838	—	151,198
Italy	—	26,969	—	26,969
Japan	—	1,668,165	—	1,668,165
Netherlands	—	211,983	—	211,983
Norway	—	291,811	—	291,811
Singapore	—	377,482	—	377,482
South Korea	—	81,598	—	81,598
Spain	—	27,009	—	27,009
Sweden	—	105,159	—	105,159
Switzerland	48,058	723,667	—	771,725
United Kingdom	7,767	1,126,925	—	1,134,692
United States	1,645,985	—	13,950	1,659,935

Total Common Stocks	1,722,170	5,487,612	13,950	7,223,732

Corporate Bonds
Australia	—	27,200	—	27,200
Bahamas	—	7,979	—	7,979
Bermuda	—	9,051	—	9,051
Canada	—	99,725	—	99,725
Cayman Islands	—	5,350	—	5,350
Finland	—	5,685	—	5,685
France	—	5,356	—	5,356

APRIL 30, 2013	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Luxembourg	$—	$144,031		$—	$144,031
Mexico	—	3,540		—	3,540
Netherlands	—	25,144		—	25,144
United Kingdom	—	26,555		—	26,555
United States	—	4,814,882		68,909	4,883,791

Total Corporate Bonds	—	5,174,498		68,909	5,243,407

Foreign Government Securities	—	2,794,792		—	2,794,792
Investment Companies
United States	3,598,422	—		—	3,598,422
Loan Assignments
United States	—	161,663		—	161,663
Options Purchased
Call Option Purchased	136,000	—		—	136,000
U.S. Treasury Obligation	—	345,324		—	345,324
Short-Term Investment
Investment Company	2,784,752	—		—	2,784,752

Total Investments in Securities	$8,241,344	$13,963,889		$82,859	$22,288,092

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$648		$—	$648
Futures Contracts	173,613	—		—	173,613

Total Appreciation in Other Financial Instruments	$173,613	$648	$		$174,261

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(49,859)		$—	$(49,859)
Futures Contracts	(5,180)	—		—	(5,180)

Total Depreciation in Other Financial Instruments	$(5,180)	$(49,859)		$—	$(55,039)

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of April 30, 2013, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

The value and percentage of net assets of illiquid securities as of April 30, 2013 were $13,950 and 0.1%, respectively.

C. Investment Transactions with Affiliates — The Fund invests in certain Underlying Funds which are advised by JPMIM or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized gains, if any, by the affiliated Underlying Funds:

	For the six months ended April 30, 2013
	Value at October 31, 2012	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at April 30, 2013	Value at April 30, 2013
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$2,123,869	$22,918	$2,188,623	$237,098	$22,918	—	$—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	1,513,993	—	—	13,993	143,648	1,529,853
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,304,267	3,659,670	3,179,185	—	666	2,784,752	2,784,752

Total	$4,428,136			$237,098	$37,577		$4,314,605

28	J.P. MORGAN FUNDS	APRIL 30, 2013

D. Loan Assignments — The Fund invests in loan assignments of all or a portion of the loans. The Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the borrower and any other persons interpositioned between the Fund and the borrower (“Intermediate Participants”). Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid, when purchased, may become illiquid.

E. Unfunded Commitments — The Fund may enter into commitments to buy and sell investments including commitments to buy loan participations and assignments to settle on future dates as part of their normal investment activities. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.D.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported in the Statement of Assets and Liabilities. The Fund segregates security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At April 30, 2013, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Value	Commitment
Security Description						Amount	Value
Syniverse Holdings, Inc	Add-on Term Loan	4/20/19	1.50%	1.50%	8,000	$7,960	$8,025

F. Derivatives — The Fund uses instruments including futures, forward foreign currency exchange contracts and options in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. The Fund also uses derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statement of Assets and Liabilities.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes F(1) — F(3) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchases and sells (writes) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation.

If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

(2). Futures Contracts — The Fund uses treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets. The Fund also uses futures to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

APRIL 30, 2013	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2013, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$136,000	$139,782	$—
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	—	33,831	—
Foreign exchange contracts	Receivables	—	—	648

Total		$136,000	$173,613	$648

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(5,180)	$—
Foreign exchange contracts	Payables	—	—	(49,859)

Total		$—	$(5,180)	$(49,859)

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statement of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2013, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$85,944	$285,567	$—	$371,511
Foreign exchange contracts	—	—	43,239	43,239
Interest rate contracts	—	(32,010)	—	(32,010)

Total	$85,944	$253,557	$43,239	$382,740

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$82,421	$225,519	$—	$307,940
Foreign exchange contracts	—	—	(36,696)	(36,696)
Interest rate contracts	—	12,741	—	12,741

Total	$82,421	$238,260	$(36,696)	$283,985

The Fund’s derivatives contracts held at April 30, 2013 are not accounted for as hedging instruments under GAAP.

30	J.P. MORGAN FUNDS	APRIL 30, 2013

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and options activity during the six months ended April 30, 2013. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Average Notional Balance Long	$5,045,244
Average Notional Balance Short	781,360
Ending Notional Balance Long	6,443,681
Ending Notional Balance Short	1,289,555
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	99,926
Average Settlement Value Sold	3,168,412
Ending Settlement Value Purchased	273,255
Ending Settlement Value Sold	3,483,485
Exchange-Traded Options:
Average Number of Contracts Purchased	21
Ending Number of Contracts Purchased	34

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights.

Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

APRIL 30, 2013	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2013, the annualized effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2013, the Distributor did not retain any front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Select Class
0.25%	0.25%	0.25%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Select Class
1.05%	1.55%	1.30%	0.80%

32	J.P. MORGAN FUNDS	APRIL 30, 2013

The expense limitation agreement was in effect for the six months ended April 30, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the six months ended April 30, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$62,660	$8,823	$26,108	$97,591	$17,665

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

There were no waivers resulting from investments in these money market funds for the six months ended April 30, 2013.

The Underlying Funds may impose a separate advisory and a shareholder servicing fee. The Fund’s Advisor and/or Distributor have agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the affiliated Underlying Funds. These waivers will be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or shareholder servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2013, the Fund and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the six months ended April 30, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$10,684,146	$10,168,101	$230,162	$410,272

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$20,453,495	$1,899,770	$65,173	$1,834,597

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses.

At October 31, 2012, the Fund had net short-term capital loss carryforwards of $1,254,600 and net long-term capital loss carryforwards of $141,740, which are available to offset future realized gains.

APRIL 30, 2013	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are held by the Fund’s Advisor.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2013, a portion of the Fund’s net assets consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

The Fund may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their net asset value (also known as a discount).

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit-linked notes and TBA securities.

34	J.P. MORGAN FUNDS	APRIL 30, 2013

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

As of April 30, 2013, the Fund invested approximately 48.4% of its total investments in the United States.

APRIL 30, 2013	J.P. MORGAN FUNDS	35

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2012, and continued to hold your shares at the end of the reporting period, April 30, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Global Allocation Fund
Class A
Actual	$1,000.00	$1,123.40	$5.53	1.05%
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class C
Actual	1,000.00	1,120.90	8.15	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class R2
Actual	1,000.00	1,121.70	6.84	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Select Class
Actual	1,000.00	1,125.00	4.22	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

36	J.P. MORGAN FUNDS	APRIL 30, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. April 2013.	SAN-GAL-413

J.P. Morgan Specialty

Funds

Semi-Annual Report

April 30, 2013

(Unaudited)

JPMorgan Growth Long/Short Fund

JPMorgan Multi-Cap Long/Short Fund

J.P. Morgan Funds

Semi-Annual Report

April 30, 2013

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds

CEO’s Letter (Unaudited)

May 17, 2013

Dear Shareholder:

Equity markets in most parts of the world posted strong returns for the six months ended April 30, 2013. This positive momentum has carried into May and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. China’s policy makers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the ECB. Investors’ positive reaction to recent ECB policy announcements helped stocks of international developed countries outperform U.S. stocks during the six months ended April 30, 2013. Facing headwinds like the appreciating U.S. dollar, emerging markets stocks underperformed international developed and U.S. stocks during the reporting period.

U.S. Treasury Yields Remain Low

Despite a recent uptick, yields for U.S. Treasury securities remain near historically low levels. The yield for 10-year U.S. Treasury securities ended April 30, 2013 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.9%, respectively.

As the low interest rate environment persists, fixed income investors continue to turn to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Both of these asset classes posted positive absolute returns during the six months ended April 30, 2013, although more recently emerging market debt securities have underperformed other areas of the market.

Positive Signs for Stocks

The latest round of purchasing manager indices from around the world confirm that, while the global economy is certainly not booming, it is still clearly on a growth path. In particular, while near-recessionary conditions continue to face Europe, China appears to have picked up some momentum in recent months and Japan is, at least temporarily, looking stronger. For investors, the main point is that the “tail risks” of a financial crisis emanating from Europe or a crash-landing for the Chinese economy appear much less likely than a year ago.

Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, despite low interest rates and yields, there are opportunities in bond markets if investors expand their search to include all parts of the world.

1

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2

JPMorgan Growth Long/Short Fund

Fund Summary

For the six months ended April 30, 2013 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	4.86%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.06%
S&P 500 Index	14.42%
Net Assets as of 4/30/2013	$4,382,287

Investment objective** and strategies	The Fund seeks to provide long-term capital appreciation.
The Fund invests in a focused portfolio of large capitalization growth securities. The Fund will take short and long positions in ETFs and index futures to decrease equity market/sector exposures.

	TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Biogen Idec, Inc.	9.0%
2.	Kansas City Southern	6.4
3.	Google, Inc., Class A	6.0
4.	Monsanto Co.	4.9
5.	Mastercard, Inc., Class A	4.9
6.	Allergan, Inc.	4.6
7.	Gilead Sciences, Inc.	4.5
8.	ARM Holdings plc, (United Kingdom), ADR	4.4
9.	Regeneron Pharmaceuticals, Inc.	4.0
10.	Home Depot, Inc. (The)	3.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	E-mini S&P 500	100.0%

LONG PORTFOLIO COMPOSITION BY MARKET EXPOSURE***
Information Technology	31.8%
Health Care	24.2
Consumer Discretionary	18.8
Industrials	8.9
Materials	4.9
Financials	4.6
Energy	3.4
Consumer Staples	3.1
Short-Term Investment	0.3

SHORT PORTFOLIO COMPOSITION BY MARKET EXPOSURE****
Futures	100.0%

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

3

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		4.69%	0.56%	2.92%
With Sales Charge**		(0.80)	(4.74)	0.65
CLASS C SHARES	11/30/10
Without CDSC		4.47	0.13	2.42
With CDSC***		3.47	(0.87)	2.42
SELECT CLASS SHARES	11/30/10	4.86	0.87	3.19

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

4

The Fund commenced operations on November 30, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Growth Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the Lipper Long/Short Equity Funds Index from November 30, 2010 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Long/Short Equity Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan Multi-Cap Long/Short Fund

Fund Summary

For the six months ended April 30, 2013 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	6.12%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.06%
S&P 500 Index	14.42%
Net Assets as of 4/30/2013	$4,168,674

Investment objective** and strategies	The Fund seeks to provide long-term capital appreciation.
The Fund invests primarily in long and short positions in equity securities across all market capitalizations. The Fund employs a bottom-up fundamental approach.

	TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Sherwin-Williams Co. (The)	4.3%
2.	PPG Industries, Inc.	3.6
3.	Fortune Brands Home & Security, Inc.	3.4
4.	Home Depot, Inc. (The)	3.4
5.	J.B. Hunt Transport Services, Inc.	2.8
6.	Tractor Supply Co.	2.7
7.	MSC Industrial Direct Co., Inc., Class A	2.7
8.	Canadian Pacific Railway Ltd., (Canada)	2.6
9.	Kirby Corp.	2.6
10.	Onyx Pharmaceuticals, Inc.	2.5

	TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	iShares Russell 2000 Index Fund	10.6%
2.	Zimmer Holdings, Inc.	5.2
3.	Kennametal, Inc.	4.7
4.	Donaldson Co., Inc.	4.2
5.	Rackspace Hosting, Inc.	4.2
6.	Harsco Corp.	3.9
7.	Comstock Resources, Inc.	3.9
8.	Bill Barrett Corp.	3.5
9.	Hospira, Inc.	3.3
10.	Joy Global, Inc.	3.2

LONG PORTFOLIO COMPOSITION BY MARKET EXPOSURE***
Health Care	29.9%
Industrials	23.0
Consumer Discretionary	13.6
Information Technology	13.3
Materials	7.9
Energy	7.6
Short-Term Investment	4.7

SHORT PORTFOLIO COMPOSITION BY MARKET EXPOSURE****
Health Care	34.7%
Industrials	19.2
Consumer Discretionary	17.2
Energy	12.6
Mutual Funds	10.6
Information Technology	4.2
Materials	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

6

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		6.02%	2.85%	1.39%
With Sales Charge**		0.45	(2.58)	(0.84)
CLASS C SHARES	11/30/10
Without CDSC		5.73	2.34	0.88
With CDSC***		4.73	1.34	0.88
SELECT CLASS SHARES	11/30/10	6.12	3.11	1.64

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

7

The Fund commenced operations on November 30, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the Lipper Long/Short Equity Funds Index from November 30, 2010 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Long/Short Equity Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

JPMorgan Growth Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.1%
	Consumer Discretionary — 17.9%
	Hotels, Restaurants & Leisure — 5.8%
2,330	Las Vegas Sands Corp.	131,062
2,040	Starbucks Corp.	124,114

		255,176

	Internet & Catalog Retail — 6.1%
510	Amazon.com, Inc. (a)	129,443
200	priceline.com, Inc. (a)	139,198

		268,641

	Specialty Retail — 3.4%
2,000	Home Depot, Inc. (The)	146,700

	Textiles, Apparel & Luxury Goods — 2.6%
2,010	Michael Kors Holdings Ltd., (Hong Kong) (a)	114,449

	Total Consumer Discretionary	784,966

	Consumer Staples — 3.0%
	Food & Staples Retailing — 3.0%
1,490	Whole Foods Market, Inc.	131,597

	Energy — 3.2%
	Energy Equipment & Services — 3.2%
2,290	Cameron International Corp. (a)	140,949

	Financials — 4.4%
	Capital Markets — 2.5%
5,600	TD Ameritrade Holding Corp.	111,496

	Consumer Finance — 1.9%
1,410	Capital One Financial Corp.	81,470

	Total Financials	192,966

	Health Care — 23.1%
	Biotechnology — 16.8%
1,720	Biogen Idec, Inc. (a)	376,560
3,750	Gilead Sciences, Inc. (a)	189,900
780	Regeneron Pharmaceuticals, Inc. (a)	167,809

		734,269

	Health Care Providers & Services — 1.9%
1,425	Express Scripts Holding Co. (a)	84,602

	Pharmaceuticals — 4.4%
1,690	Allergan, Inc.	191,899

	Total Health Care	1,010,770

	Industrials — 8.5%
	Aerospace & Defense — 1.7%
510	TransDigm Group, Inc.	74,868

	Machinery — 0.7%
300	Cummins, Inc.	31,917

SHARES	SECURITY DESCRIPTION	VALUE($)
	Road & Rail — 6.1%
2,440	Kansas City Southern	266,131

	Total Industrials	372,916

	Information Technology — 30.3%
	Computers & Peripherals — 3.7%
140	Apple, Inc.	61,985
4,470	EMC Corp. (a)	100,262

		162,247

	Internet Software & Services — 8.2%
305	Google, Inc., Class A (a)	251,494
550	LinkedIn Corp., Class A (a)	105,649

		357,143

	IT Services — 10.2%
830	Alliance Data Systems Corp. (a)	142,569
370	Mastercard, Inc., Class A	204,584
1,980	Teradata Corp. (a)	101,119

		448,272

	Semiconductors & Semiconductor Equipment — 4.2%
3,960	ARM Holdings plc, (United Kingdom), ADR	185,130

	Software — 4.0%
910	Citrix Systems, Inc. (a)	56,575
2,880	Salesforce.com, Inc. (a)	118,397

		174,972

	Total Information Technology	1,327,764

	Materials — 4.7%
	Chemicals — 4.7%
1,930	Monsanto Co.	206,163

	Total Common Stocks (Cost $3,070,455)	4,168,091

Short -Term Investment — 0.3%
	Investment Company — 0.3%
12,399	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $12,399)	12,399

	Total Investments — 95.4% (Cost $3,082,854)	4,180,490
	Other Assets in Excess of Liabilities — 4.6%	201,797

	NET ASSETS — 100.0%	$4,382,287

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

9

JPMorgan Growth Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

SHORT POSITIONS

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(22)	E-mini S&P 500	06/21/13	$(1,751,420)	$(64,063)

SEE NOTES TO FINANCIAL STATEMENTS.

10

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 97.9% (j)
Common Stocks — 93.3%
	Consumer Discretionary — 13.3%
	Internet & Catalog Retail — 1.9%
2,540	HomeAway, Inc. (a)	77,597

	Multiline Retail — 1.0%
770	Nordstrom, Inc.	43,575

	Specialty Retail — 8.7%
1,470	Francesca’s Holdings Corp. (a)	41,983
1,875	Home Depot, Inc. (The)	137,531
1,020	Tractor Supply Co.	109,314
1,380	Williams-Sonoma, Inc.	74,078

		362,906

	Textiles, Apparel & Luxury Goods — 1.7%
1,229	Michael Kors Holdings Ltd., (Hong Kong) (a)	69,979

	Total Consumer Discretionary	554,057

	Energy — 7.4%
	Energy Equipment & Services — 2.7%
860	Cameron International Corp. (a)	52,933
882	Oceaneering International, Inc.	61,890

		114,823

	Oil, Gas & Consumable Fuels — 4.7%
813	Cabot Oil & Gas Corp.	55,325
810	Concho Resources, Inc. (a)	69,765
950	Range Resources Corp.	69,844

		194,934

	Total Energy	309,757

	Health Care — 29.3%
	Biotechnology — 7.1%
1,922	Aegerion Pharmaceuticals, Inc. (a)	80,801
5,230	Exact Sciences Corp. (a)	48,848
1,070	Onyx Pharmaceuticals, Inc. (a)	101,436
6,116	Synta Pharmaceuticals Corp. (a)	62,689

		293,774

	Health Care Equipment & Supplies — 6.0%
13,040	Imris, Inc., (Canada) (a)	41,598
6,762	Novadaq Technologies, Inc., (Canada) (a)	91,084
4,785	Syneron Medical Ltd., (Israel) (a)	42,730
37,427	Unilife Corp. (a)	74,105

		249,517

	Health Care Providers & Services — 7.3%
2,659	Acadia Healthcare Co., Inc. (a)	83,891
2,538	Brookdale Senior Living, Inc. (a)	65,455
2,190	Health Net, Inc. (a)	64,386

SHARES	SECURITY DESCRIPTION	VALUE($)
	Health Care Providers & Services — Continued
1,242	Humana, Inc.	92,045

		305,777

	Health Care Technology — 1.0%
2,184	Vocera Communications, Inc. (a)	43,243

	Life Sciences Tools & Services — 2.1%
5,089	Fluidigm Corp. (a)	85,699

	Pharmaceuticals — 5.8%
853	Actavis, Inc. (a)	90,188
5,230	Nektar Therapeutics (a)	56,693
1,245	Valeant Pharmaceuticals International, Inc., (Canada) (a)	94,720

		241,601

	Total Health Care	1,219,611

	Industrials — 22.6%
	Building Products — 3.3%
3,797	Fortune Brands Home & Security, Inc. (a)	138,173

	Construction & Engineering — 2.1%
1,501	Fluor Corp.	85,527

	Electrical Equipment — 1.4%
1,650	Generac Holdings, Inc.	59,284

	Industrial Conglomerates — 1.5%
940	Carlisle Cos., Inc.	60,978

	Machinery — 4.0%
1,487	Pall Corp.	99,198
620	Wabtec Corp.	65,063

		164,261

	Marine — 2.5%
1,390	Kirby Corp. (a)	104,097

	Road & Rail — 5.2%
851	Canadian Pacific Railway Ltd., (Canada)	106,052
1,580	J.B. Hunt Transport Services, Inc.	112,290

		218,342

	Trading Companies & Distributors — 2.6%
1,384	MSC Industrial Direct Co., Inc., Class A	109,059

	Total Industrials	939,721

	Information Technology — 13.0%
	Communications Equipment — 2.1%
1,602	Palo Alto Networks, Inc. (a)	86,668

	Internet Software & Services — 3.2%
476	LinkedIn Corp., Class A (a)	91,435

SEE NOTES TO FINANCIAL STATEMENTS.

11

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Internet Software & Services — Continued
740	OpenTable, Inc. (a)	40,989

		132,424

	Semiconductors & Semiconductor Equipment — 1.0%
920	ARM Holdings plc, (United Kingdom), ADR	43,010

	Software — 6.7%
2,203	Imperva, Inc. (a)	85,873
2,850	Infoblox, Inc. (a)	63,013
860	Red Hat, Inc. (a)	41,220
2,205	Splunk, Inc. (a)	89,964

		280,070

	Total Information Technology	542,172

	Materials — 7.7%
	Chemicals — 7.7%
1,001	PPG Industries, Inc.	147,287
950	Sherwin-Williams Co. (The)	173,954

	Total Materials	321,241

	Total Common Stocks (Cost $3,257,425)	3,886,559

Short-Term Investment — 4.6%
	Investment Company — 4.6%
192,530	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $192,530)	192,530

	Total Investments — 97.9% (Cost $3,449,955)	4,079,089
	Other Assets in Excess of Liabilities — 2.1%	89,585

	NET ASSETS — 100.0%	$4,168,674

Short Positions — 38.1%

Common Stocks — 34.0%
	Consumer Discretionary — 6.5%
	Auto Components — 0.8%
980	Johnson Controls, Inc.	34,310

	Hotels, Restaurants & Leisure — 4.0%
1,440	BJ’s Restaurants, Inc. (a)	49,392
2,260	International Game Technology	38,307
1,140	Norwegian Cruise Line Holdings Ltd. (a)	35,352
2,220	Pinnacle Entertainment, Inc. (a)	42,313

		165,364

SHARES	SECURITY DESCRIPTION	VALUE($)
	Specialty Retail — 1.7%
890	Dick’s Sporting Goods, Inc.	42,809
557	Hibbett Sports, Inc. (a)	30,551

		73,360

	Total Consumer Discretionary	273,034

	Energy — 4.8%
	Energy Equipment & Services — 0.9%
2,852	Weatherford International Ltd., (Switzerland) (a)	36,477

	Oil, Gas & Consumable Fuels — 3.9%
2,822	Bill Barrett Corp. (a)	56,045
3,931	Comstock Resources, Inc. (a)	61,559
512	Occidental Petroleum Corp.	45,701

		163,305

	Total Energy	199,782

	Health Care — 13.2%
	Biotechnology — 1.0%
1,426	Genomic Health, Inc. (a)	43,293

	Health Care Equipment & Supplies — 6.1%
1,593	ABIOMED, Inc. (a)	29,422
450	HeartWare International, Inc. (a)	43,740
1,332	Quidel Corp. (a)	29,730
1,008	St. Jude Medical, Inc.	41,550
427	Varian Medical Systems, Inc. (a)	27,815
1,071	Zimmer Holdings, Inc.	81,878

		254,135

	Health Care Providers & Services — 1.8%
510	Community Health Systems, Inc.	23,241
2,168	Health Management Associates, Inc., Class A (a)	24,910
395	Universal Health Services, Inc., Class B	26,303

		74,454

	Life Sciences Tools & Services — 2.4%
9,951	Affymetrix, Inc. (a)	36,222
1,659	QIAGEN N.V., (Netherlands) (a)	32,981
7,870	Sequenom, Inc. (a)	29,670

		98,873

	Pharmaceuticals — 1.9%
1,566	Hospira, Inc. (a)	51,866
2,046	Vivus, Inc. (a)	27,191

		79,057

	Total Health Care	549,812

SEE NOTES TO FINANCIAL STATEMENTS.

12

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Industrials — 7.3%
	Air Freight & Logistics — 1.2%
822	C.H. Robinson Worldwide, Inc.	48,819

	Machinery — 6.1%
1,845	Donaldson Co., Inc.	67,121
2,865	Harsco Corp.	62,543
900	Joy Global, Inc.	50,868
1,873	Kennametal, Inc.	74,901

		255,433

	Total Industrials	304,252

	Information Technology — 1.6%
	Internet Software & Services — 1.6%
1,380	Rackspace Hosting, Inc. (a)	66,516

	Materials — 0.6%
	Metals & Mining — 0.6%
1,149	Cliffs Natural Resources, Inc.	24,520

	Total Common Stocks (Cost $1,418,898)	1,417,916

Investment Company — 4.1%
1,790	iShares Russell 2000 Index Fund (Cost $168,990)	168,511

	Total Short Positions (Proceeds $1,587,888)	$1,586,427

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(8)	E-mini S&P 500	06/21/13	$(636,880)	$(23,296)

SEE NOTES TO FINANCIAL STATEMENTS.

13

JPMorgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

ADR	—	American Depositary Receipt
(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(j)	—	All or a portion of these securities are segregated for short sales.
(l)	—	The rate shown is the current yield as of April 30, 2013.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited)

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
ASSETS:
Investments in non-affiliates, at value	$4,168,091	$3,886,559
Investments in affiliates, at value	12,399	192,530

Total investment securities, at value	4,180,490	4,079,089
Cash	—	3,200
Deposits at broker for futures contracts	200,000	80,000
Deposits at broker for securities sold short	—	1,566,980
Receivables:
Investment securities sold	32,124	66,020
Dividends from non-affiliates	1,173	428
Dividends from affiliates	5	16
Due from Advisor	4,206	3,619
Prepaid expenses and other assets	6,647	6,297

Total Assets	4,424,645	5,805,649

LIABILITIES:
Payables:
Securities sold short, at value	—	1,586,427
Dividend expense to non-affiliates on securities sold short	—	587
Investment securities purchased	—	10,504
Variation margin on futures contracts	4,400	1,600
Accrued liabilities:
Distribution fees	43	42
Custodian and accounting fees	3,296	3,700
Trustees’ and Chief Compliance Officer’s fees	2	5
Audit fees	27,676	28,475
Other	6,941	5,635

Total Liabilities	42,358	1,636,975

Net Assets	$4,382,287	$4,168,674

SEE NOTES TO FINANCIAL STATEMENTS.

15

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited)

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
NET ASSETS:
Paid-in-Capital	$3,931,937	$3,920,095
Accumulated net investment income (loss)	(60,540)	(95,620)
Accumulated net realized gains (losses)	(522,683)	(263,100)
Net unrealized appreciation (depreciation)	1,033,573	607,299

Total Net Assets	$4,382,287	$4,168,674

Net Assets:
Class A	$53,597	$51,700
Class C	52,953	51,079
Select Class	4,275,737	4,065,895

Total	$4,382,287	$4,168,674

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,333	3,333
Class C	3,333	3,333
Select Class	264,323	260,573
Net asset value (a):
Class A - Redemption price per share	$16.08	$15.51
Class C - Offering price per share (b)	15.89	15.32
Select Class - Offering and redemption price per share	16.18	15.60
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.97	$16.37

Cost of investments in non-affiliates	$3,070,455	$3,257,425
Cost of investments in affiliates	12,399	192,530
Proceeds from securities sold short	—	1,587,888

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$17,367	$9,268
Dividend income from affiliates	190	232

Total investment income	17,557	9,500

EXPENSES:
Investment advisory fees	31,690	29,847
Administration fees	1,785	1,681
Distribution fees:
Class A	65	62
Class C	192	183
Shareholder servicing fees:
Class A	65	62
Class C	64	61
Select Class	5,153	4,852
Custodian and accounting fees	9,530	11,294
Professional fees	27,600	27,428
Trustees’ and Chief Compliance Officer’s fees	3	3
Printing and mailing costs	969	—
Registration and filing fees	24,643	24,881
Transfer agent fees	2,304	2,322
Other	3,336	2,909
Dividend expense to non-affiliates on securities sold short	—	9,040
Interest expense to non-affiliates on securities sold short	—	3,379

Total expenses	107,399	118,004

Less amounts waived	(38,757)	(36,503)
Less expense reimbursements	(32,470)	(35,010)

Net expenses	36,172	46,491

Net investment income (loss)	(18,615)	(36,991)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	101,352	30,031
Futures	(167,343)	(37,265)
Securities sold short	—	(81,276)

Net realized gain (loss)	(65,991)	(88,510)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	426,625	502,370
Futures	(140,310)	(40,740)
Securities sold short	—	(95,124)

Change in net unrealized appreciation/depreciation	286,315	366,506

Net realized/unrealized gains (losses)	220,324	277,996

Change in net assets resulting from operations	201,709	241,005

SEE NOTES TO FINANCIAL STATEMENTS.

17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Growth Long/Short Fund		Multi-Cap Long/Short Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(18,615)	$(50,801)	$(36,991)	$(70,156)
Net realized gain (loss)	(65,991)	(346,187)	(88,510)	(95,497)
Change in net unrealized appreciation/depreciation	286,315	575,495	366,506	5,849

Change in net assets resulting from operations	201,709	178,507	241,005	(159,804)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	—	(1,000,000)	—	(1,000,000)

NET ASSETS:
Change in net assets	201,709	(821,493)	241,005	(1,159,804)
Beginning of period	4,180,578	5,002,071	3,927,669	5,087,473

End of period	$4,382,287	$4,180,578	$4,168,674	$3,927,669

Accumulated net investment income (loss)	$(60,540)	$(41,925)	$(95,620)	$(58,629)

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Growth Long/Short Fund		Multi-Cap Long/Short Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Select Class
Cost of shares redeemed	$—	$(1,000,000)	$—	$(1,000,000)

Change in net assets resulting from Select Class capital transactions	$—	$(1,000,000)	$—	$(1,000,000)

Total change in net assets resulting from capital transactions	$—	$(1,000,000)	$—	$(1,000,000)

SHARE TRANSACTIONS:
Select Class
Redeemed	—	(62,344)	—	(66,094)

Change in Select Class Shares	—	(62,344)	—	(66,094)

SEE NOTES TO FINANCIAL STATEMENTS.

19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data
		Investment operations							Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)
Growth Long/Short Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$15.36	$(0.09	) (f)(g)	$0.81	$0.72	$16.08	4.69%	$53,597	1.95%		(1.12	)%(f)	5.31%		21%
Year Ended October 31, 2012	14.97	(0.20	) (g)(h)	0.59	0.39	15.36	2.61	51,190	1.95		(1.31	)(h)	5.36		107
November 30, 2010 (i) through October 31, 2011	15.00	(0.21)		0.18	(0.03)	14.97	(0.20)	49,911	1.95	(j)	(1.51	)(j)	5.71	(j)	75
Class C
Six Months Ended April 30, 2013 (Unaudited)	15.21	(0.12	) (f)(g)	0.80	0.68	15.89	4.47	52,953	2.45		(1.62	)(f)	5.82		21
Year Ended October 31, 2012	14.90	(0.28	) (g)(h)	0.59	0.31	15.21	2.08	50,701	2.45		(1.81	)(h)	5.86		107
November 30, 2010 (i) through October 31, 2011	15.00	(0.28)		0.18	(0.10)	14.90	(0.67)	49,682	2.45	(j)	(2.01	)(j)	6.20	(j)	75
Select Class
Six Months Ended April 30, 2013 (Unaudited)	15.43	(0.07	) (f)(g)	0.82	0.75	16.18	4.86	4,275,737	1.70		(0.87	)(f)	5.07		21
Year Ended October 31, 2012	15.01	(0.17	) (g)(h)	0.59	0.42	15.43	2.80	4,078,687	1.70		(1.09	)(h)	5.11		107
November 30, 2010 (i) through October 31, 2011	15.00	(0.18)		0.19	0.01	15.01	0.07	4,902,478	1.70	(j)	(1.26	)(j)	5.45	(j)	75

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.11), $(0.15) and $(0.09) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.45)%, (1.94)% and (1.20)% for Class A, Class C and Select Class Shares, respectively.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.23), $(0.31) and $(0.20) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.51)%, (2.01)% and (1.28)% for Class A, Class C and Select Class Shares, respectively.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

20

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data
		Investment operations							Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short) (d)(e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales)(b)(f)	Portfolio turnover rate (including short sales) (b)(f)
Multi-Cap Long/Short Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$14.63	$(0.16	) (g)	$1.04	$0.88	$15.51	6.02%	$51,700	2.57%		(2.09)%		6.16%	42%	84%
Year Ended October 31, 2012	15.23	(0.27	) (g)	(0.33)	(0.60)	14.63	(3.94)	48,768	2.52		(1.82)		6.11	143	237
November 30, 2010 (h) through October 31, 2011	15.00	(0.24)		0.47	0.23	15.23	1.53	50,763	2.35	(i)	(1.72	)(i)	6.15	129	235
Class C
Six Months Ended April 30, 2013 (Unaudited)	14.49	(0.19	) (g)	1.02	0.83	15.32	5.73	51,079	3.07		(2.59)		6.66	42	84
Year Ended October 31, 2012	15.16	(0.34	) (g)	(0.33)	(0.67)	14.49	(4.42)	48,303	3.02		(2.32)		6.61	143	237
November 30, 2010 (h) through October 31, 2011	15.00	(0.31)		0.47	0.16	15.16	1.07	50,530	2.85	(i)	(2.22	)(i)	6.64	129	235
Select Class
Six Months Ended April 30, 2013 (Unaudited)	14.70	(0.14	) (g)	1.04	0.90	15.60	6.12	4,065,895	2.32		(1.84)		5.91	42	84
Year Ended October 31, 2012	15.26	(0.23	) (g)	(0.33)	(0.56)	14.70	(3.67)	3,830,598	2.27		(1.55)		5.85	143	237
November 30, 2010 (h) through October 31, 2011	15.00	(0.21)		0.47	0.26	15.26	1.73	4,986,180	2.10	(i)	(1.47	)(i)	5.90	129	235

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.95% and 5.54% for the six months ended April 30, 2013, 1.95% and 5.54% for the year ended October 31, 2012 and 1.95% and 5.75% for the period ended October 31, 2011; for Class C are 2.45% and 6.04% for the six months ended April 30, 2013, 2.45% and 6.04% for the year ended October 31, 2012 and 2.45% and 6.24% for the period ended October 31, 2011; for Select Class are 1.70% and 5.29% for the six months ended April 30, 2013, 1.70% and 5.28% for the year ended October 31, 2012 and 1.70% and 5.50% for the period ended October 31, 2011.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

21

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Diversified/
	Classes Offered	Non-Diversified
Growth Long/Short Fund	Class A, Class C and Select Class	Non-Diversified
Multi-Cap Long/Short Fund	Class A, Class C and Select Class	Non-Diversified

The investment objective of Growth Long/Short Fund and Multi-Cap Long/Short Fund is to seek long-term capital appreciation.

Currently, the Funds are not offered for public investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance and JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

22

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Growth Long /Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,180,490	$—	$—	$4,180,490

Depreciation in Other Financial Instruments
Futures Contracts	$(64,063)	$—	$—	$(64,063)

Multi-Cap Long/Short Fund
Total Investments in Securities (a)	$4,079,089	$—	$—	$4,079,089

Total Liabilities (a)	$(1,586,427)	$—	$—	$(1,586,427)

Depreciation in Other Financial Instruments
Futures Contracts	$(23,296)	$—	$—	$(23,296)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2013.

23

B. Futures Contracts — The Funds use index futures contracts to actively manage the long and short equity exposures in the portfolios. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended April 30, 2013:

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
Futures Contracts:
Average Notional Balance Short	$2,326,987	$594,446
Ending Notional Balance Short	1,751,420	636,880

C. Short Sales — The Multi-Cap Long/Short Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of April 30, 2013, the Fund had outstanding short sales as listed on its SOI.

24

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.50% of each Fund’s respective average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2013, the annualized effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

25

	Class A	Class C
Growth Long/Short Fund	0.25%	0.75%
Multi-Cap Long/Short Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2013, the Distributor did not retain any front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Growth Long/Short Fund	0.25%	0.25%	0.25%
Multi-Cap Long/Short Fund	0.25	0.25	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Growth Long/Short Fund	1.95%	2.45%	1.70%
Multi-Cap Long/Short Fund	1.95	2.45	1.70

The expense limitation agreements were in effect for the six months ended April 30, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the six months ended April 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Growth Long/Short Fund	$31,690	$1,785	$5,282	$38,757	$32,470
Multi-Cap Long/Short Fund	29,847	1,681	4,975	36,503	35,010

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund.

There were no waivers resulting from investments in these money market funds for the six months ended April 30, 2013.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

26

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended April 30, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Long/Short Fund	$809,419	$889,905	$—	$—
Multi-Cap Long/Short Fund	2,294,578	1,429,439	1,389,429	939,335

During the six months ended April 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2013 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Long/Short Fund	$3,082,854	$1,127,062	$29,426	$1,097,636
Multi-Cap Long/Short Fund	3,449,955	736,297	107,163	629,134

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the Funds had post-enactment net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Growth Long/Short Fund	$127,525	$—
Multi-Cap Long/Short Fund	44,072	—

At October 31, 2012, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

27

	2019	Total
Growth Long/Short Fund	$250,840	$250,840
Multi-Cap Long/Short Fund	109,466	109,466

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds’ shares are currently held by the Funds’ Advisor.

As of April 30, 2013, the Multi-Cap Long/Short Fund pledged assets to BNP Paribas for securities sold short. Deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at BNP Paribas.

28

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2012, and continued to hold your shares at the end of the reporting period, April 30, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2012	Ending Account Value, April 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Long/Short Fund
Class A
Actual	$1,000.00	$1,046.90	$9.90	1.95%
Hypothetical	1,000.00	1,015.12	9.74	1.95

Class C
Actual	1,000.00	1,044.70	12.42	2.45
Hypothetical	1,000.00	1,012.65	12.23	2.45

Select Class
Actual	1,000.00	1,048.60	8.63	1.70
Hypothetical	1,000.00	1,016.36	8.50	1.70

29

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2012	Ending Account Value, April 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Multi-Cap Long/Short Fund
Class A
Actual	$1,000.00	$1,060.20	$13.13	2.57%
Hypothetical	1,000.00	1,012.05	12.82	2.57

Class C
Actual	1,000.00	1,057.30	15.66	3.07
Hypothetical	1,000.00	1,009.57	15.30	3.07

Select Class
Actual	1,000.00	1,061.20	11.86	2.32
Hypothetical	1,000.00	1,013.29	11.58	2.32

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

30

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. April 2013.

J.P. Morgan International Funds

Semi-Annual Report

April 30, 2013

(Unaudited)

JPMorgan Global Unconstrained Equity Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 17, 2013 (Unaudited)

Dear Shareholder:

Equity markets in most parts of the world posted strong returns for the six months ended April 30, 2013. This positive momentum has carried into May and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. China’s policy makers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the ECB. Investors’ positive reaction to recent ECB policy announcements helped stocks of international developed countries outperform U.S. stocks during the six months ended April 30, 2013. Facing headwinds like the appreciating U.S. dollar, emerging markets stocks underperformed international developed and U.S. stocks during the reporting period.

U.S. Treasury Yields Remain Low

Despite a recent uptick, yields for U.S. Treasury securities remain near historically low levels. The yield for 10-year U.S. Treasury securities ended April 30, 2013 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.9%, respectively.

As the low interest rate environment persists, fixed income investors continue to turn to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Both of these asset classes posted positive absolute returns during the six months ended April 30, 2013, although more recently emerging market debt securities have underperformed other areas of the market.

Positive Signs for Stocks

The latest round of purchasing manager indices from around the world confirm that, while the global economy is certainly not booming, it is still clearly on a growth path. In particular, while near-recessionary conditions continue to face Europe, China appears to have picked up some momentum in recent months and Japan is, at least temporarily, looking stronger. For investors, the main point is that the “tail risks” of a financial crisis emanating from Europe or a crash-landing for the Chinese economy appear much less likely than a year ago.

Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, despite low interest rates and yields, there are opportunities in bond markets if investors expand their search to include all parts of the world.

1

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2

JPMorgan Global Unconstrained Equity Fund

Fund Summary

Six Months Ended April 30, 2013 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	11.45%
Morgan Stanley Capital International (“MSCI”) All Country World Index (net of foreign withholding taxes)	13.46%
Net Assets as of 4/30/2013	$3,737,507

Investment objective** and strategies. . . . . . . . The Fund seeks to provide long-term capital appreciation.

The Fund primarily invests in equity securities of global (U.S. and foreign) companies and is generally unconstrained by any particular capitalization, style or sector and may invest in any region or country, including emerging markets. The Fund may at any time focus on companies of any particular capitalization sizes, sectors and/or locations.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1. Google, Inc., Class A	3.4%
2. Citigroup, Inc	3.0
3. Volkswagen AG (Preferred Stock) (Germany)	3.0
4. Barclays plc (United Kingdom)	2.9
5. Royal Dutch Shell plc, Class B (Netherlands)	2.9
6. Teva Pharmaceutical Industries Ltd., ADR (Israel)	2.8
7. Unilever plc (United Kingdom)	2.7
8. Bayer AG (Germany)	2.7
9. Sanofi (France)	2.7
10. Nestle S.A. (Switzerland)	2.7

SUMMARY OF INVESTMENTS BY COUNTRY***
United States	38.4%
United Kingdom	11.6
Switzerland	10.4
China	9.1
Germany	7.1
France	6.7
Japan	3.4
Netherlands	2.9
Israel	2.8
Belgium	1.7
Ireland	1.5
Hong Kong	1.5
Canada	1.1
Others (each less than 1.0%)	1.7
Short-Term Investment	0.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

3

JPMorgan Global Unconstrained Equity Fund

FUND SUMMARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)(continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/11
Without Sales Charge		11.28%	12.55%	16.49%
With Sales Charge**		5.42	6.62	12.14
CLASS C SHARES	11/30/11
Without CDSC		11.00	12.01	15.92
With CDSC***		10.00	11.01	15.92
CLASS R2 SHARES	11/30/11	11.17	12.25	16.20
CLASS R5 SHARES	11/30/11	11.58	13.13	17.03
CLASS R6 SHARES	11/30/11	11.56	13.11	17.07
SELECT CLASS SHARES	11/30/11	11.45	12.87	16.78

*	Not annualized
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 04/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

4

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Unconstrained Equity Fund and the MSCI All Country World Index from November 30, 2011 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.6%
	Belgium — 1.6%
637	Anheuser-Busch InBev N.V. (m)	61,197

	Canada — 1.1%
1,299	Suncor Energy, Inc. (m)	40,500

	China — 8.8%
838	Baidu, Inc., ADR (a) (m)	71,942
34,500	China Merchants Bank Co., Ltd., Class H (m)	73,696
30,500	China Minsheng Banking Corp., Ltd., Class H (m)	39,238
107,000	Industrial & Commercial Bank of China Ltd., Class H (m)	75,425
2,597	Perfect World Co., Ltd., ADR (m)	31,112
1,891	WuXi PharmaTech Cayman, Inc., ADR (a) (m)	36,061

		327,474

	Denmark — 0.8%
343	Carlsberg A/S, Class B (m)	31,888

	France — 6.5%
3,513	AXA S.A. (m)	65,787
267	Renault S.A. (m)	18,427
902	Sanofi (m)	97,520
410	Schneider Electric S.A. (m)	31,257
574	Total S.A. (m)	28,893

		241,884

	Germany — 4.0%
937	Bayer AG (m)	97,960
1,108	Deutsche Bank AG (m)	51,005

		148,965

	Hong Kong — 1.4%
320,000	Emperor Watch & Jewellery Ltd. (m)	32,662
41,000	New World Department Store China Ltd. (m)	21,155

		53,817

	Indonesia — 0.8%
29,500	Bank Rakyat Indonesia Persero Tbk PT (m)	28,571

	Ireland — 1.5%
861	Covidien plc (m)	54,966

	Israel — 2.7%
2,683	Teva Pharmaceutical Industries Ltd., ADR (m)	102,732

	Japan — 3.3%
6,000	Anritsu Corp. (m)	89,723

SHARES	SECURITY DESCRIPTION	VALUE($)
	Japan — Continued
1,200	Komatsu Ltd. (m)	32,878

		122,601

	Netherlands — 2.8%
2,952	Royal Dutch Shell plc, Class B (m)	103,549

	Switzerland — 10.0%
909	Cie Financiere Richemont S.A., Class A (m)	73,564
10,496	Glencore International plc (m)	51,887
1,343	Nestle S.A. (m)	95,773
1,291	Novartis AG (m)	95,570
3,783	Xstrata plc (m)	56,928

		373,722

	United Kingdom — 11.2%
780	AstraZeneca plc (m)	40,498
7,796	Aviva plc (m)	37,012
23,824	Barclays plc (m)	106,314
6,461	Premier Oil plc (a) (m)	37,498
3,352	Prudential plc (m)	57,636
2,283	Unilever plc (m)	98,915
13,537	Vodafone Group plc (m)	41,306

		419,179

	United States — 37.1%
742	American Express Co. (m)	50,760
736	Anadarko Petroleum Corp. (m)	62,383
591	Apache Corp. (m)	43,663
140	Apple, Inc. (m)	61,985
869	Capital One Financial Corp. (m)	50,211
599	Chevron Corp. (m)	73,084
2,349	Citigroup, Inc. (m)	109,604
1,499	Comcast Corp., Class A (m)	61,909
512	Cummins, Inc. (m)	54,472
820	Dow Chemical Co. (The) (m)	27,806
151	Google, Inc., Class A (a) (m)	124,510
3,401	Hewlett-Packard Co. (m)	70,061
566	Humana, Inc. (m)	41,946
1,312	Merck & Co., Inc. (m)	61,664
1,187	MetLife, Inc. (m)	46,281
2,727	Microsoft Corp. (m)	90,264
936	Norfolk Southern Corp. (m)	72,465
771	Prudential Financial, Inc. (m)	46,584
1,416	Time Warner, Inc. (m)	84,649
325	United Technologies Corp. (m)	29,669
684	UnitedHealth Group, Inc. (m)	40,992
291	Veeco Instruments, Inc. (a) (m)	11,079

SEE NOTES TO FINANCIAL STATEMENTS.

6

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	United States — Continued
1,886	Wells Fargo & Co. (m)	71,630

		1,387,671

	Total Common Stocks (Cost $2,949,140)	3,498,716

Preferred Stock — 2.9%
	Germany — 2.9%
525	Volkswagen AG (m) (Cost $89,978)	106,616

Short-Term Investment — 0.1%
	Investment Company — 0.1%
5,027	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $5,027)	5,027

	Total Investments — 96.6% (Cost $3,044,145)	3,610,359
	Other Assets in Excess of Liabilities — 3.4%	127,148

	NET ASSETS — 100.0%	$3,737,507

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	13.7%
Commercial Banks	10.9
Oil, Gas & Consumable Fuels	10.8
Insurance	7.0
Internet Software & Services	5.4
Food Products	5.4
Media	4.1
Computers & Peripherals	3.7
Automobiles	3.5
Software	3.4
Diversified Financial Services	3.0
Metals & Mining	3.0
Consumer Finance	2.8
Beverages	2.6
Electronic Equipment, Instruments & Components	2.5
Machinery	2.4
Health Care Providers & Services	2.3
Textiles, Apparel & Luxury Goods	2.0
Road & Rail	2.0
Health Care Equipment & Supplies	1.5
Capital Markets	1.4
Wireless Telecommunication Services	1.1
Life Sciences Tools & Services	1.0
Others (each less than 1.0%)	4.5

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	—	American Depositary Receipt

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	—	The rate shown is the current yield as of April 30, 2013.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A of the notes to financial statements are approximately $1,880,348 and 52.1%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited)

	Global Unconstrained Equity Fund
ASSETS:
Investments in non-affiliates, at value	$3,605,332
Investments in affiliates, at value	5,027

Total investment securities, at value	3,610,359
Cash	120,052
Foreign currency, at value	6,616
Receivables:
Investment securities sold	76,016
Dividends from non-affiliates	5,239
Dividends from affiliates	—	(a)
Tax reclaims	3,511
Due from Advisor	9,190

Total Assets	3,830,983

LIABILITIES:
Payables:
Investment securities purchased	39,382
Accrued liabilities:
Shareholder servicing fees	726
Distribution fees	74
Custodian and accounting fees	17,695
Trustees’ and Chief Compliance Officer’s fees	1
Audit fees	33,770
Other	1,828

Total Liabilities	93,476

Net Assets	$3,737,507

(a)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited)

Global Unconstrained Equity Fund
NET ASSETS:
Paid-in-Capital	$3,135,662
Accumulated undistributed net investment income	17,139
Accumulated net realized gains (losses)	18,251
Net unrealized appreciation (depreciation)	566,455

Total Net Assets	$3,737,507

Net Assets:
Class A	$62,087
Class C	61,650
Class R2	61,868
Class R5	62,484
Class R6	62,528
Select Class	3,426,890

Total	$3,737,507

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,459
Class C	3,444
Class R2	3,451
Class R5	3,475
Class R6	3,477
Select Class	190,743
Net asset value (a):
Class A - Redemption price per share	$17.95
Class C - Offering price per share (b)	17.90
Class R2 - Offering and redemption price per share	17.93
Class R5 - Offering and redemption price per share	17.98
Class R6 - Offering and redemption price per share	17.99
Select Class - Offering and redemption price per share	17.97
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$18.94

Cost of investments in non-affiliates	$3,039,118
Cost of investments in affiliates	5,027
Cost of foreign currency	6,561

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

Global Unconstrained Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$57,698
Dividend income from affiliates	16
Foreign taxes withheld	(2,703)

Total investment income	55,011

EXPENSES:
Investment advisory fees	14,105
Administration fees	1,490
Distribution fees:
Class A	73
Class C	219
Class R2	146
Shareholder servicing fees:	4,275
Class A	73
Class C	73
Class R2	73
Class R5	15
Select Class	4,041
Custodian and accounting fees	31,137
Professional fees	33,313
Trustees’ and Chief Compliance Officer’s fees	20
Printing and mailing costs	325
Registration and filing fees	25
Transfer agent fees	4,322
Offering costs	2,410
Other	4,149

Total expenses	96,009

Less amounts waived	(15,595)
Less expense reimbursements	(60,713)

Net expenses	19,701

Net investment income (loss)	35,310

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	24,819
Foreign currency transactions	(931)

Net realized gain (loss)	23,888

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	324,550
Foreign currency translations	295

Change in net unrealized appreciation/depreciation	324,845

Net realized/unrealized gains (losses)	348,733

Change in net assets resulting from operations	384,043

SEE NOTES TO FINANCIAL STATEMENTS.

11

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Unconstrained Equity Fund
	Six Months Ended 4/30/2013 (Unaudited)	Period Ended 10/31/2012 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$35,310	$40,473
Net realized gain (loss)	23,888	71,381
Change in net unrealized appreciation/depreciation	324,845	241,610

Change in net assets resulting from operations	384,043	353,464

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(767)	(7)
From net realized gains	(1,353)	—
Class C
From net investment income	(498)	—
From net realized gains	(1,353)	—
Class R2
From net investment income	(633)	—
From net realized gains	(1,353)	—
Class R5
From net investment income	(1,010)	(26)
From net realized gains	(1,354)	—
Class R6
From net investment income	(1,037)	(28)
From net realized gains	(1,354)	—
Select Class
From net investment income	(49,609)	(963)
From net realized gains	(74,443)	—

Total distributions to shareholders	(134,764)	(1,024)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	134,764	3,001,024

NET ASSETS:
Change in net assets	384,043	3,353,464
Beginning of period	3,353,464	—

End of period	$3,737,507	$3,353,464

Accumulated undistributed net investment income	$17,139	$35,383

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Unconstrained Equity Fund
	Six Months Ended 4/30/2013 (Unaudited)	Period Ended 10/31/2012 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000
Distributions reinvested	2,120	7

Change in net assets resulting from Class A capital transactions	$2,120	$50,007

Class C
Proceeds from shares issued	$—	$50,000
Distributions reinvested	1,851	—

Change in net assets resulting from Class C capital transactions	$1,851	$50,000

Class R2
Proceeds from shares issued	$—	$50,000
Distributions reinvested	1,986	—

Change in net assets resulting from Class R2 capital transactions	$1,986	$50,000

Class R5
Proceeds from shares issued	$—	$50,000
Distributions reinvested	2,364	26

Change in net assets resulting from Class R5 capital transactions	$2,364	$50,026

Class R6
Proceeds from shares issued	$—	$50,000
Distributions reinvested	2,391	28

Change in net assets resulting from Class R6 capital transactions	$2,391	$50,028

Select Class
Proceeds from shares issued	$—	$2,750,000
Distributions reinvested	124,052	963

Change in net assets resulting from Select Class capital transactions	$124,052	$2,750,963

Total change in net assets resulting from capital transactions	$134,764	$3,001,024

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

13

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Unconstrained Equity Fund
	Six Months Ended 4/30/2013 (Unaudited)	Period Ended 10/31/2012 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	3,334
Reinvested	125	—	(b)

Change in Class A Shares	125	3,334

Class C
Issued	—	3,333
Reinvested	111	—

Change in Class C Shares	111	3,333

Class R2
Issued	—	3,333
Reinvested	118	—

Change in Class R2 Shares	118	3,333

Class R5
Issued	—	3,333
Reinvested	140	2

Change in Class R5 Shares	140	3,335

Class R6
Issued	—	3,333
Reinvested	142	2

Change in Class R6 Shares	142	3,335

Select Class
Issued	—	183,334
Reinvested	7,344	65

Change in Select Class Shares	7,344	183,399

(a)	Commencement of operations was November 30, 2011.
(b)	Amount rounds to less than 1 share.

SEE NOTES TO FINANCIAL STATEMENTS.

14

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations				Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d) (e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)
Global Unconstrained Equity Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$16.73	$0.15	(g)	$1.70	$1.85	$(0.22)	$(0.41)	$(0.63)	$17.95	11.34%	$62,087	1.35%	1.77%	5.61%	23%
November 30, 2011 (h) through October 31, 2012	15.00	0.17		1.56	1.73	— (i)	—	— (i)	16.73	11.55	55,771	1.35	1.14	6.89	49
Class C
Six Months Ended April 30, 2013 (Unaudited)	16.65	0.11	(g)	1.70	1.81	(0.15)	(0.41)	(0.56)	17.90	11.06	61,650	1.85	1.27	6.10	23
November 30, 2011 (h) through October 31, 2012	15.00	0.09		1.56	1.65	—	—	—	16.65	11.00	55,516	1.85	0.65	7.38	49
Class R2
Six Months Ended April 30, 2013 (Unaudited)	16.69	0.13	(g)	1.71	1.84	(0.19)	(0.41)	(0.60)	17.93	11.23	61,868	1.60	1.52	5.85	23
November 30, 2011 (h) through October 31, 2012	15.00	0.13		1.56	1.69	—	—	—	16.69	11.27	55,644	1.60	0.90	7.14	49
Class R5
Six Months Ended April 30, 2013 (Unaudited)	16.79	0.19	(g)	1.71	1.90	(0.30)	(0.41)	(0.71)	17.98	11.58	62,484	0.90	2.22	5.15	23
November 30, 2011 (h) through October 31, 2012	15.00	0.23		1.57	1.80	(0.01)	—	(0.01)	16.79	11.99	56,003	0.90	1.60	6.45	49
Class R6
Six Months Ended April 30, 2013 (Unaudited)	16.80	0.19	(g)	1.71	1.90	(0.30)	(0.41)	(0.71)	17.99	11.62	62,528	0.85	2.27	5.10	23
November 30, 2011 (h) through October 31, 2012	15.00	0.24		1.57	1.81	(0.01)	—	(0.01)	16.80	12.06	56,029	0.85	1.65	6.40	49
Select Class
Six Months Ended April 30, 2013 (Unaudited)	16.76	0.17	(g)	1.71	1.88	(0.26)	(0.41)	(0.67)	17.97	11.51	3,426,890	1.10	2.02	5.36	23
November 30, 2011 (h) through October 31, 2012	15.00	0.20		1.57	1.77	(0.01)	—	(0.01)	16.76	11.77	3,074,501	1.10	1.40	6.64	49

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and for the six months ended April 30, 2013.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01

SEE NOTES TO FINANCIAL STATEMENTS.

15

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Fund	Classes Offered	Diversified/Non- Diversified
Global Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation.

The Fund commenced operations on November 30, 2011. Currently, the Fund is not offered for public investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance and JPMAM’s Risk Management and the Fund’s’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated

16

future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$61,197	$—	$61,197
Canada	40,500	—	—	40,500
China	139,115	188,359	—	327,474
Denmark	—	31,888	—	31,888
France	—	241,884	—	241,884
Germany	—	148,965	—	148,965
Hong Kong	—	53,817	—	53,817
Indonesia	—	28,571	—	28,571
Ireland	54,966	—	—	54,966
Israel	102,732	—	—	102,732
Japan	—	122,601	—	122,601
Netherlands	—	103,549	—	103,549
Switzerland	—	373,722	—	373,722
United Kingdom	—	419,179	—	419,179
United States	1,387,671	—	—	1,387,671

Total Common Stocks	1,724,984	1,773,732	—	3,498,716

Preferred Stock
Germany	—	106,616	—	106,616
Short-Term Investment
Investment Company	5,027	—	—	5,027

Total Investments in Securities	$1,730,011	$1,880,348	$—	$3,610,359

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2013.

B. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

17

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

C. Offering and Organizational Costs — Total offering costs of $29,397 paid in connection with the offering of shares of the Fund, were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.80% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

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B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2013, the annualized effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class B and Class R2, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2013, the Distributor did not retain any front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
1.35%	1.85%	1.60%	0.90%	0.85%	1.10%

The expense limitation agreement was in effect for the six months ended April 30, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the six months ended April 30, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

19

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$14,105	$1,490	$15,595	$60,713

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

For the Fund, there were no waivers resulting from investments in these money market funds for the six months ended April 30, 2013.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the six months ended April 30, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$862,719	$790,048

During the six months ended April 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$3,044,145	$632,334	$66,120	$566,214

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely and retain their character as short-term and/or long-term losses.

At October 31, 2012, the Fund did not have any net capital loss carryforwards.

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6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Advisor.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2013, a significant portion of the Fund’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of April 30, 2013, the Fund invested 38.4% of its total investments in issuers in the United States.

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SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2012, and continued to hold your shares at the end of the reporting period, April 30, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2012	Ending Account Value, April 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Global Unconstrained Equity Fund
Class A
Actual	$1,000.00	$1,113.40	$7.07	1.35%
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class C
Actual	1,000.00	1,110.60	9.68	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class R2
Actual	1,000.00	1,112.30	8.38	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60
Class R5
Actual	1,000.00	1,115.80	4.72	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R6
Actual	1,000.00	1,116.20	4.46	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	1,115.10	5.77	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. April 2013.

Semi-Annual Report

J.P. Morgan Funds

April 30, 2013 (Unaudited)

JPMorgan Income Builder Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 17, 2013 (Unaudited)

Dear Shareholder:

Equity markets in most parts of the world posted strong returns for the six months ended April 30, 2013. This positive momentum has carried into May and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. China’s policy makers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

“Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers.”

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the ECB. Investors’ positive reaction to recent ECB policy announcements helped stocks of international developed countries outperform U.S. stocks during the six months ended April 30, 2013. Facing headwinds like the appreciating U.S. dollar, emerging markets stocks underperformed international developed and U.S. stocks during the reporting period.

U.S. Treasury Yields Remain Low

Despite a recent uptick, yields for U.S. Treasury securities remain near historically low levels. The yield for 10-year U.S. Treasury securities ended April 30, 2013 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.9%, respectively.

As the low interest rate environment persists, fixed income investors continue to turn to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Both of these asset classes posted positive absolute returns during the six months ended April 30, 2013, although more recently emerging market debt securities have underperformed other areas of the market.

Positive Signs for Stocks

The latest round of purchasing manager indices from around the world confirm that, while the global economy is certainly not booming, it is still clearly on a growth path. In particular, while near-recessionary conditions continue to face Europe, China appears to have picked up some momentum in recent months and Japan is, at least temporarily, looking stronger. For investors, the main point is that the “tail risks” of a financial crisis emanating from Europe or a crash-landing for the Chinese economy appear much less likely than a year ago.

Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, despite low interest rates and yields, there are opportunities in bond markets if investors expand their search to include all parts of the world.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2013	J.P. MORGAN FUNDS	1

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	9.29%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	14.67%
Barclays U.S. Aggregate Index	0.90%
Income Builder Composite Benchmark	9.01%

Net Assets as of 4/30/2013 (In Thousands)	$6,500,255

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

INVESTMENT APPROACH

J.P. Morgan Global Multi-Asset Group’s (“GMAG”) expertise in capital markets research and asset allocation was combined with the resources and the bottom-up insights of specialist asset class teams to construct a broadly diversified, optimal portfolio of income producing securities expected to perform well given GMAG’s market views. The underlying specialist teams built portfolios of their highest conviction securities with the best opportunities for yield and total return on a risk-adjusted basis.

HOW DID THE MARKET PERFORM?

Central banks in most developed market economies continued their efforts to stimulate growth with accommodative policies. The European Central Bank committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Meanwhile, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. Japanese equities performed strongly as investors reacted positively to the new government’s policies. The U.S. Federal Reserve also remained committed to accommodative policies and U.S. equities received an additional boost from continued signs of a recovery in the housing market. The MSCI World Index (net of foreign withholding taxes) returned 14.67% for the six months ended April 30, 2013.

Emerging markets stocks underperformed U.S. and international developed stocks during the reporting period. Emerging market economies closely tied to commodity prices saw their equity markets underperform due to concerns about slowing demand. Meanwhile, Chinese equities benefited from improving macroeconomic data and dissipating concerns surrounding Chinese political leadership following the 18th Party Congress elections.

Fixed income securities, as measured by the Barclays U.S. Aggregate Index, posted a 0.90% return and underperformed global equities for the six months ended April 30, 2013. Low interest rates caused increased demand for higher yielding securities, which helped high yield bonds (also known as junk bonds) outperform investment grade corporate securities. Extraordinary amounts of central bank liquidity also kept default rates at historically low levels, which provided a tail wind for credit related fixed income sectors.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2013, the Fund (Class A Shares, without a sales charge) outperformed its Composite Benchmark, which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Barclays U.S. Aggregate Index.

The Fund’s allocation to non-agency mortgages and high yield bonds, which are not held in the Composite Benchmark, contributed to its relative performance. Better-than-expected housing data helped the Fund’s mortgage allocation and strong corporate balance sheets and investors’ increasing appetite for risk benefited high yield bonds.

Among equities, the Fund had a larger exposure to international developed equities and emerging markets equities versus U.S. equities. Equities in international developed countries outperformed U.S. equities, which contributed to the Fund’s relative performance. Emerging market equities underperformed U.S. equities and detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers positioned the Fund to tactically pursue income. They continued to maintain a constructive view on U.S. equities and other risk assets in general. Internationally, the Fund was invested in globally-oriented companies with sustainable yields that, despite near-term volatility, should prove resilient in a low rate environment. Although GMAG has been reducing the Fund’s exposure to high yield in favor of equities, high yield remains an important part of a globally diversified portfolio. GMAG believes that the global desire for yield and the low expectation for defaults provide a solid backdrop for outperformance for high yield versus other fixed income asset classes.

2	J.P. MORGAN FUNDS	APRIL 30, 2013

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Time Warner, Inc., (United States) (Common Stock)	0.9%
2.	Royal Dutch Shell plc, (Netherlands), Class A (Common Stock)	0.7
3.	Johnson & Johnson, (United States) (Common Stock)	0.7
4.	ConocoPhillips, (United States) (Common Stock)	0.7
5.	Citigroup, Inc., VAR, 5.950%, 01/30/23, (United States)	0.6
6.	Verizon Communications, Inc., (United States) (Common Stock)	0.6
7.	Bank of America Corp., VAR, 8.000%, 01/30/18, (United States)	0.6
8.	Eni S.p.A., (Italy) (Common Stock)	0.6
9.	Microsoft Corp., (United States) (Common Stock)	0.6
10.	Roche Holding AG, (Switzerland) (Common Stock)	0.6

PORTFOLIO COMPOSITION BY COUNTRY***
United States	57.6%
United Kingdom	3.9
Japan	3.3
Australia	3.1
France	2.3
Netherlands	2.2
Brazil	1.9
Switzerland	1.8
Canada	1.5
Hong Kong	1.5
South Africa	1.5
Luxembourg	1.3
China	1.3
Singapore	1.2
Germany	1.2
Taiwan	1.1
Indonesia	1.1
Russia	1.1
Others (each less than 1.0%)	11.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

APRIL 30, 2013	J.P. MORGAN FUNDS	3

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/31/07
Without Sales Charge		9.29%	15.48%	8.04%	6.18%
With Sales Charge**		4.34	10.32	7.06	5.36
CLASS C SHARES	5/31/07
Without CDSC		9.06	14.96	7.50	5.66
With CDSC***		8.06	13.96	7.50	5.66
SELECT CLASS SHARES	5/31/07	9.35	15.74	8.24	6.38

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/07 TO 04/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index, the Barclays U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from May 31, 2007 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index, the Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Barclays U.S. Aggregate Index. The Lipper Global Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through December 18, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2013

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 5.5%
	United States — 5.5%
	ABFC Trust,
1,887	Series 2005-WF1, Class M1, VAR, 0.560%, 11/25/34	1,566
3,679	Series 2004-OPT3, Class M1, VAR, 0.950%, 09/25/33	3,543
479	Series 2003-OPT1, Class A1A, VAR, 1.020%, 04/25/33	474
3,288	Accredited Mortgage Loan Trust, Series 2004-4, Class M1, VAR, 0.780%, 01/25/35	2,985
	ACE Securities Corp. Home Equity Loan Trust,
3,197	Series 2003-OP1, Class M1, VAR, 1.250%, 12/25/33	3,040
2,428	Series 2004-OP1, Class M2, VAR, 1.775%, 04/25/34	2,251
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
598	Series 2004-R3, Class A1B, VAR, 0.550%, 05/25/34	561
10,487	Series 2004-R1, Class M1, VAR, 0.995%, 02/25/34	9,313
1,003	Series 2004-R1, Class M2, VAR, 1.070%, 02/25/34	868
565	Series 2004-R8, Class M1, VAR, 1.160%, 09/25/34	549
2,364	Series 2003-13, Class M1, VAR, 1.220%, 01/25/34	2,116
2,284	Argent Securities, Inc., Series 2003-W5, Class M2, VAR, 2.975%, 10/25/33	2,169
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
4,421	Series 2004-W6, Class M1, VAR, 0.750%, 05/25/34	4,337
3,079	Series 2004-W7, Class M2, VAR, 1.100%, 05/25/34	2,822
1,269	Series 2004-W2, Class M2, VAR, 2.075%, 04/25/34	1,132
936	Series 2004-W2, Class M3, VAR, 2.300%, 04/25/34	806
1,779	Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2001-HE3, Class M1, VAR, 1.099%, 11/15/31	1,601
5,791	Bayview Financial Acquisition Trust, Series 2006-D, Class 1A5, SUB, 5.668%, 12/28/36	5,658
	Bear Stearns Asset-Backed Securities I Trust,
945	Series 2005-AQ2, Class A3, VAR, 0.560%, 09/25/35	910
1,500	Series 2004-HE11, Class M2, VAR, 1.775%, 12/25/34	1,416

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Bear Stearns Asset-Backed Securities Trust,
2,919	Series 2004-SD4, Class A1, VAR, 1.100%, 08/25/44	2,892
5,492	Series 2004-HE2, Class M2, VAR, 2.000%, 03/25/34	4,931
	Centex Home Equity Loan Trust,
994	Series 2004-D, Class MF2, SUB, 5.560%, 09/25/34	900
2,761	Series 2004-D, Class MF3, SUB, 5.760%, 09/25/34	1,898
2,445	Series 2005-A, Class M1, VAR, 0.680%, 01/25/35	2,285
2,347	Series 2004-A, Class M1, VAR, 0.800%, 01/25/34	2,157
	Chase Funding Loan Acquisition Trust,
4,030	Series 2004-AQ1, Class M1, VAR, 0.930%, 05/25/34	3,652
1,858	Series 2004-OPT1, Class M2, VAR, 1.700%, 06/25/34	1,768
	Chase Funding Trust,
2,681	Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	2,824
3,703	Series 2003-6, Class 2M1, VAR, 0.950%, 11/25/34	3,511
827	Series 2003-5, Class 1M2, VAR, 5.456%, 09/25/32	582
2,212	Series 2004-2, Class 1M1, VAR, 5.700%, 02/25/35	2,114
	Citigroup Mortgage Loan Trust, Inc.,
235	Series 2005-WF2, Class AF4, SUB, 4.964%, 08/25/35	235
838	Series 2005-WF2, Class AF7, SUB, 5.249%, 08/25/35	827
1,893	Series 2006-WFH2, Class A2A, VAR, 0.350%, 08/25/36	1,793
2,784	Series 2006-WFH4, Class A3, VAR, 0.350%, 11/25/36	2,705
1,848	Series 2007-WFH2, Class A2, VAR, 0.350%, 03/25/37	1,844
595	Series 2005-OPT1, Class M4, VAR, 1.250%, 02/25/35	434
	Countrywide Asset-Backed Certificates,
224	Series 2006-2, Class 2A2, VAR, 0.390%, 06/25/36	216
2,451	Series 2003-3, Class 3A, VAR, 0.740%, 11/25/33	2,184
11,828	Series 2004-2, Class M1, VAR, 0.950%, 05/25/34	11,006

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	5

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — Continued
	United States — Continued
6,261	Series 2004-3, Class M1, VAR, 0.950%, 06/25/34	5,826
7,032	Series 2003-BC1, Class A1, VAR, 1.000%, 03/25/33	6,388
2,417	Series 2004-1, Class M2, VAR, 1.025%, 03/25/34	2,334
1,782	Series 2004-ECC2, Class M2, VAR, 1.175%, 12/25/34	1,681
12,764	Series 2004-5, Class M2, VAR, 1.205%, 07/25/34	11,959
1,727	Series 2002-3, Class M1, VAR, 1.325%, 03/25/32	1,576
1,694	Series 2005-11, Class AF6, VAR, 5.050%, 02/25/36	1,635
1,309	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB8, Class AF2, SUB, 4.736%, 12/25/35	1,258
	Equity One Mortgage Pass-Through Trust,
928	Series 2003-4, Class M1, SUB, 5.369%, 10/25/34	864
682	Series 2003-2, Class M1, VAR, 5.050%, 09/25/33	687
	First Franklin Mortgage Loan Trust,
10,547	Series 2006-FF4, Class A2, VAR, 0.390%, 03/25/36	9,710
2,518	Series 2005-FF11, Class A2D, VAR, 0.540%, 11/25/35	2,442
13,946	Series 2004-FF4, Class M1, VAR, 1.055%, 06/25/34	12,055
	Fremont Home Loan Trust,
2,461	Series 2006-3, Class 2A2, VAR, 0.320%, 02/25/37	2,400
5,243	Series 2004-2, Class M2, VAR, 1.130%, 07/25/34	4,955
2,514	Series 2004-B, Class M2, VAR, 1.145%, 05/25/34	2,369
	GSAMP Trust,
3,988	Series 2007-SEA1, Class A, VAR, 0.500%, 12/25/36 (e)	3,613
1,364	Series 2005-SEA2, Class A1, VAR, 0.550%, 01/25/45 (e)	1,319
2,808	Series 2003-HE1, Class M1, VAR, 1.444%, 06/20/33	2,838
	Home Equity Asset Trust,
1,349	Series 2004-6, Class M2, VAR, 1.100%, 12/25/34	1,267
1,230	Series 2004-7, Class M2, VAR, 1.190%, 01/25/35	1,222

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
5,521	Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-C, Class M2, VAR, 0.800%, 03/25/35	5,248
	Lehman XS Trust,
11,186	Series 2005-7N, Class 1A1A, VAR, 0.470%, 12/25/35	9,829
13,656	Series 2005-5N, Class 3A1A, VAR, 0.500%, 11/25/35	11,814
	Long Beach Mortgage Loan Trust,
1,025	Series 2005-WL2, Class M1, VAR, 0.670%, 08/25/35	1,003
1,639	Series 2001-2, Class M1, VAR, 1.040%, 07/25/31	1,443
456	Series 2004-3, Class M2, VAR, 1.100%, 07/25/34	443
	Mastr Asset-Backed Securities Trust,
4,696	Series 2005-NC1, Class M2, VAR, 0.950%, 12/25/34	4,440
6,380	Series 2004-OPT2, Class M2, VAR, 1.175%, 09/25/34	6,051
66	Series 2003-WMC2, Class M1, VAR, 1.250%, 08/25/33	66
185	Merrill Lynch Mortgage Investors Trust, Series 2004-WMC5, Class M5, VAR, 1.925%, 07/25/35	161
	Morgan Stanley ABS Capital I, Inc. Trust,
4	Series 2006-WMC1, Class A2B, VAR, 0.400%, 12/25/35	4
481	Series 2005-NC1, Class M3, VAR, 0.710%, 01/25/35	430
1,383	Series 2004-HE6, Class M3, VAR, 0.850%, 08/25/34	1,210
2,063	Series 2005-HE1, Class M3, VAR, 0.980%, 12/25/34	1,745
6,965	Series 2004-HE3, Class M1, VAR, 1.055%, 03/25/34	6,502
3,892	Series 2004-WMC2, Class M1, VAR, 1.115%, 07/25/34	3,745
3,410	Series 2004-OP1, Class M2, VAR, 1.115%, 11/25/34	3,309
1,530	Series 2004-HE7, Class M2, VAR, 1.145%, 08/25/34	1,456
1,224	Series 2004-NC7, Class M3, VAR, 1.175%, 07/25/34	1,219
351	Series 2004-HE7, Class M3, VAR, 1.220%, 08/25/34	329
1,087	Series 2004-NC8, Class M3, VAR, 1.310%, 09/25/34	993

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — Continued
	United States — Continued
4,483	Series 2004-HE8, Class M3, VAR, 1.325%, 09/25/34	4,222
1,800	Series 2004-HE2, Class M3, VAR, 2.375%, 03/25/34	1,141
733	Series 2004-NC3, Class B1, VAR, 2.675%, 03/25/34	566
640	Series 2004-HE2, Class B1, VAR, 2.825%, 03/25/34	289
	New Century Home Equity Loan Trust,
1,029	Series 2005-1, Class M3, VAR, 0.720%, 03/25/35	960
3,604	Series 2004-4, Class M2, VAR, 0.995%, 02/25/35	3,093
900	Series 2004-2, Class M2, VAR, 1.130%, 08/25/34	833
1,531	Series 2004-2, Class M6, VAR, 2.450%, 08/25/34	1,188
1,660	Series 2003-B, Class M2, VAR, 2.675%, 11/25/33	1,408
1,297	NovaStar Mortgage Funding Trust, Series 2003-3, Class M2, VAR, 2.675%, 12/25/33	1,225
4,169	Option Mortgage Loan Trust, Series 2004-3, Class M2, VAR, 0.770%, 11/25/34	4,044
3,071	Option One Mortgage Acceptance Corp., Asset backed certificates, Series 2003-3, Class M1A, VAR, 1.760%, 06/25/33	2,818
5,370	Option One Mortgage Acceptance Loan Trust, Series 2004-2, Class M1, VAR, 0.995%, 05/25/34	4,926
3,403	People’s Choice Home Loan Securities Trust, Series 2004-2, Class M3, VAR, 1.925%, 10/25/34	2,493
	RAMP Trust,
663	Series 2004-RS11, Class M1, VAR, 0.820%, 11/25/34	648
1,323	Series 2002-RS2, Class AI5, VAR, 6.030%, 03/25/32	1,299
	RASC Trust,
4,263	Series 2006-KS7, Class A3, VAR, 0.350%, 09/25/36	4,150
3,714	Series 2005-KS2, Class M1, VAR, 0.630%, 03/25/35	3,319
	Renaissance Home Equity Loan Trust,
2,531	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	2,289
2,468	Series 2003-3, Class M2F, SUB, 5.681%, 12/25/33	2,253
798	Series 2003-4, Class M2F, SUB, 5.744%, 03/25/34	719

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,729	Series 2005-2, Class AV3, VAR, 0.570%, 08/25/35	1,639
881	Series 2004-1, Class M1, VAR, 0.780%, 05/25/34	745
1,801	Series 2003-3, Class M1, VAR, 0.930%, 12/25/33	1,721
	Saxon Asset Securities Trust,
1,579	Series 2006-2, Class A3C, VAR, 0.350%, 09/25/36	1,396
3,770	Series 2003-3, Class M1, VAR, 1.175%, 12/25/33	3,554
3,070	Series 2004-3, Class M2, VAR, 1.175%, 12/26/34	2,692
	Securitized Asset-Backed Receivables LLC Trust,
4,354	Series 2004-NC1, Class M1, VAR, 0.980%, 02/25/34	4,112
898	Series 2005-FR2, Class M2, VAR, 1.175%, 03/25/35	840
4,926	Specialty Underwriting & Residential Finance Trust, Series 2004-BC1, Class M2, VAR, 1.805%, 02/25/35	4,530
	Structured Asset Investment Loan Trust,
18,384	Series 2004-6, Class A3, VAR, 1.000%, 07/25/34	17,418
2,212	Series 2004-8, Class M2, VAR, 1.130%, 09/25/34	2,109
10,166	Series 2004-1, Class M1, VAR, 1.175%, 02/25/34	9,788
745	Series 2003-BC10, Class A4, VAR, 1.200%, 10/25/33	710
8,533	Series 2004-7, Class M1, VAR, 1.250%, 08/25/34	7,884
1,347	Series 2003-BC3, Class M1, VAR, 1.625%, 04/25/33	1,345
4,606	Series 2003-BC11, Class M2, VAR, 2.750%, 10/25/33	4,397
2,505	Series 2004-1, Class M2, VAR, 2.900%, 02/25/34	2,291
355	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-AM1, Class M1, VAR, 1.550%, 04/25/33	345
	Wells Fargo Home Equity Asset-Backed Securities,
108	Series 2004-2, Class A21B, VAR, 0.620%, 10/25/34	104
2,776	Series 2004-2, Class M1, VAR, 0.800%, 10/25/34	2,665
3,508	Series 2004-2, Class M4, VAR, 1.400%, 10/25/34	3,192

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — Continued
	United States — Continued
1,450	Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates, Series 2004-1, Class M4, VAR, 1.350%, 04/25/34	906

	Total Asset-Backed Securities (Cost $323,448)	356,979

Collateralized Mortgage Obligations — 4.3%
	Non-Agency CMO — 4.3%
	United States — 4.3%
	Alternative Loan Trust
537	Series 2004-28CB, Class 4A1, 5.000%, 01/25/20	548
191	Series 2005-50CB, Class 4A1, 5.000%, 11/25/20	188
2,560	Series 2005-85CB, Class 3A2, 5.250%, 02/25/21	2,530
2,425	Series 2005-21CB, Class A4, 5.250%, 06/25/35	2,369
1,713	Series 2005-J11, Class 5A1, 5.500%, 11/25/20	1,623
809	Series 2007-9T1, Class 3A1, 5.500%, 05/25/22	769
1,469	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	1,488
9,896	Series 2004-32CB, Class 2A5, 5.500%, 02/25/35	9,924
12,520	Series 2005-3CB, Class 1A13, 5.500%, 03/25/35	12,306
13,782	Series 2005-6CB, Class 1A4, 5.500%, 04/25/35	13,666
880	Series 2005-6CB, Class 1A6, 5.500%, 04/25/35	909
3,704	Series 2005-13CB, Class A4, 5.500%, 05/25/35	3,410
640	Series 2005-20CB, Class 1A1, 5.500%, 07/25/35	565
6,817	Series 2005-23CB, Class A15, 5.500%, 07/25/35	6,650
2,489	Series 2005-64CB, Class 1A1, 5.500%, 12/25/35	2,212
6,299	Series 2005-64CB, Class 1A15, 5.500%, 12/25/35	5,627
3,375	Series 2006-4CB, Class 2A5, 5.500%, 04/25/36	3,127
2,621	Series 2006-J3, Class 4A1, 5.750%, 05/25/26	2,324
1,437	Series 2004-28CB, Class 2A4, 5.750%, 01/25/35	1,391
886	Series 2005-J7, Class 2A1, 6.000%, 10/25/17	890

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,207	Series 2007-25, Class 2A1, 6.000%, 11/25/22	1,181
898	Series 2004-27CB, Class A1, 6.000%, 12/25/34	873
2,819	Series 2004-28CB, Class 6A1, 6.000%, 01/25/35	2,799
11,286	Series 2005-21CB, Class A17, 6.000%, 06/25/35	11,516
1,198	Series 2006-19CB, Class A15, 6.000%, 08/25/36	1,005
639	Series 2006-25CB, Class A2, 6.000%, 10/25/36	557
2,620	Series 2005-J3, Class 3A1, 6.500%, 09/25/34	2,659
	Banc of America Alternative Loan Trust
2,283	Series 2005-12, Class 5A1, 5.250%, 01/25/21	2,306
619	Series 2005-4, Class 3A1, 5.500%, 05/25/20	634
417	Series 2005-6, Class 7A1, 5.500%, 07/25/20	433
160	Series 2005-6, Class 5A4, 5.500%, 07/25/35	156
2,496	Series 2005-11, Class 4A5, 5.750%, 12/25/35	2,198
41	Series 2006-4, Class 2A1, 6.000%, 05/25/21	42
2,143	Series 2006-4, Class 3CB4, 6.000%, 05/25/46	1,930
1,244	Series 2006-5, Class CB7, 6.000%, 06/25/46	1,063
	Banc of America Funding Trust
1,754	Series 2007-4, Class 8A1, 5.500%, 11/25/34	1,735
6,463	Series 2005-6, Class 1A2, 5.500%, 10/25/35	6,635
1,946	Series 2006-2, Class 2A20, 5.750%, 03/25/36	1,919
6,712	Series 2005-7, Class 4A7, 6.000%, 11/25/35	7,024
	Banc of America Mortgage Trust
864	Series 2007-3, Class 1A1, 6.000%, 09/25/37	811
2,937	Series 2004-A, Class 2A2, VAR, 2.916%, 02/25/34	2,927
1,890	Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC5, Class M1, VAR, 0.870%, 10/25/34	1,231

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	United States — Continued
822	Bear Stearns Asset-Backed Securities Trust, Series 2003-AC4, Class M1, SUB, 5.658%, 09/25/33	783
737	Chase Mortgage Finance Trust, Series 2007-S2, Class 1A8, 6.000%, 03/25/37	643
	CHL Mortgage Pass-Through Trust
685	Series 2005-20, Class A7, 5.250%, 12/25/27	653
1,255	Series 2005-5, Class A2, 5.500%, 03/25/35	1,283
3,691	Series 2005-13, Class A3, 5.500%, 06/25/35	3,734
279	Series 2006-15, Class A1, 6.250%, 10/25/36	245
1,755	Series 2007-18, Class 2A1, 6.500%, 11/25/37	1,522
2,409	Series 2004-25, Class 2A1, VAR, 0.540%, 02/25/35	2,274
2,459	Citicorp Mortgage Securities Trust, Series 2007-4, Class 1A9, 6.000%, 05/25/37	2,187
4,949	Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 2A2, 5.500%, 11/25/35	4,951
117	CitiMortgage Alternative Loan Trust, Series 2006-A1, Class 2A1, 5.250%, 03/25/21	119
	Credit Suisse First Boston Mortgage Securities Corp.
590	Series 2005-10, Class 12A1, 5.250%, 11/25/20	596
10,451	Series 2005-2, Class 1A2, 5.250%, 01/25/28	10,820
7,651	Series 2005-10, Class 11A1, 5.500%, 11/25/20	7,688
2,043	Series 2005-4, Class 3A17, 5.500%, 06/25/35	2,114
1,071	Series 2005-10, Class 5A3, 5.500%, 11/25/35	945
	CSMC Mortgage-Backed Trust
643	Series 2007-3, Class 4A5, 5.000%, 04/25/37	617
2,646	Series 2007-2, Class 3A13, 5.500%, 03/25/37	2,323
269	Series 2006-8, Class 5A1, VAR, 5.743%, 10/25/26	244
	First Horizon Alternative Mortgage Securities Trust
531	Series 2005-FA1, Class 1A4, 5.500%, 03/25/35	539

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
2,706	Series 2006-FA6, Class 3A1, 5.750%, 11/25/21	2,740
	First Horizon Mortgage Pass-Through Trust
103	Series 2005-8, Class 2A1, 5.250%, 02/25/21	103
8,180	Series 2005-5, Class 1A6, 5.500%, 10/25/35	8,204
189	Series 2005-6, Class 1A1, 5.500%, 11/25/35	190
241	Series 2006-2, Class 1A7, 6.000%, 08/25/36	256
1,758	Series 2006-2, Class 1A3, 6.000%, 08/25/36	1,876
1,321	Series 2006-3, Class 1A13, 6.250%, 11/25/36	1,376
	GSR Mortgage Loan Trust
1,685	Series 2006-9F, Class 8A1, 5.500%, 08/25/21	1,640
874	Series 2004-15F, Class 1A2, 5.500%, 12/25/34	913
1,204	Series 2005-1F, Class 2A3, 6.000%, 02/25/35	1,248
3,290	Series 2006-1F, Class 2A16, 6.000%, 02/25/36	3,332
5,328	Series 2006-1F, Class 2A9, 6.000%, 02/25/36	5,416
1,605	Series 2007-1F, Class 3A13, 6.000%, 01/25/37	1,571
3,450	Impac CMB Trust, Series 2004-5, Class 1A1, VAR, 0.920%, 10/25/34	3,368
1,385	IndyMac Index Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, VAR, 0.500%, 07/25/35	1,195
	JP Morgan Mortgage Trust
982	Series 2006-S2, Class 2A1, 5.000%, 06/25/21	966
669	Series 2006-S3, Class 2A4, 5.500%, 08/25/21	664
204	Series 2005-S2, Class 2A9, 5.500%, 09/25/35	206
589	Series 2007-S3, Class 2A3, 6.000%, 08/25/22	590
671	Series 2005-A8, Class 1A1, VAR, 5.207%, 11/25/35	654
3,729	Lehman Mortgage Trust, Series 2005-2, Class 2A5, 5.500%, 12/25/35	3,627
	MASTR Alternative Loan Trust
2,404	Series 2006-3, Class 3A1, 5.500%, 06/25/21	2,335

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	9

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	United States — Continued
698	Series 2005-3, Class 1A1, 5.500%, 04/25/35	712
2,571	Series 2005-6, Class 1A2, 5.500%, 12/25/35	2,370
738	Series 2005-5, Class 3A1, 5.750%, 08/25/35	706
1,206	Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AF2, 6.250%, 10/25/36	1,183
	Morgan Stanley Mortgage Loan Trust
631	Series 2005-4, Class 1A, 5.000%, 08/25/35	638
2,078	Series 2004-9, Class 1A, VAR, 5.739%, 11/25/34	2,020
685	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-WF1, Class 2A5, SUB, 5.159%, 03/25/35	702
	RALI Trust
309	Series 2003-QS20, Class CB, 5.000%, 11/25/18	319
464	Series 2005-QS2, Class A1, 5.500%, 02/25/35	464
299	Series 2006-QS18, Class 3A1, 5.750%, 12/25/21	297
2,978	Series 2005-QS17, Class A3, 6.000%, 12/25/35	2,689
1,305	Series 2004-QS15, Class A2, VAR, 0.600%, 11/25/34	1,201
5,323	Series 2006-QS4, Class A2, VAR, 6.000%, 04/25/36	4,509
	Residential Asset Securitization Trust
344	Series 2004-A6, Class A1, 5.000%, 08/25/19	354
6,607	Series 2005-A3, Class A2, 5.500%, 04/25/35	5,857
378	Series 2005-A14, Class A1, 5.500%, 12/25/35	348
4,926	Series 2005-A8CB, Class A11, 6.000%, 07/25/35	4,598
	RFMSI Trust
691	Series 2006-S10, Class 2A1, 5.500%, 10/25/21	707
87	Series 2006-S12, Class 2A2, 6.000%, 12/25/36	91
3,204	Structured Asset Mortgage Investments II Trust, Series 2005-AR7, Class 5A1, VAR, 1.636%, 03/25/46	2,372
	Structured Asset Securities Corp.
1,631	Series 2005-6, Class 2A3, 5.500%, 05/25/35	1,657

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — Continued
1,395		Series 2003-35, Class B1, VAR, 5.553%, 12/25/33	1,152
		WaMu Mortgage Pass-Through Certificates
113		Series 2005-AR15, Class A1A1, VAR, 0.460%, 11/25/45	107
1,441		Series 2005-AR16, Class 1A1, VAR, 2.488%, 12/25/35	1,370
		Washington Mutual Mortgage Pass-Through Certificates
2,688		Series 2006-3, Class 5A2, 5.500%, 03/25/21	2,556
4,981		Series 2005-1, Class 1A3, 5.500%, 03/25/35	4,953
3,113		Series 2005-10, Class 4CB1, 5.750%, 12/25/35	2,643
4,594		Series 2007-1, Class 2A1, 6.000%, 01/25/22	4,431
580		Series 2006-5, Class 2CB5, 6.500%, 07/25/36	441
1,813		Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 2005-4, Class CB7, 5.500%, 06/25/35	1,776
330		Wells Fargo Mortgage Backed Securities Trust, Series 2007-12, Class A13, 5.500%, 09/25/37	335
		Wells Fargo Mortgage-Backed Securities Trust
4,276		Series 2006-5, Class 1A5, 5.250%, 04/25/36	4,419
128		Series 2007-5, Class 2A3, 5.500%, 05/25/22	135
573		Series 2006-3, Class A9, 5.500%, 03/25/36	575
84		Series 2006-4, Class 1A1, 5.750%, 04/25/36	84
4,390		Series 2006-4, Class 1A9, 5.750%, 04/25/36	4,539
1,222		Series 2007-2, Class 1A13, 6.000%, 03/25/37	1,206
2,112		Series 2007-15, Class A1, 6.000%, 11/25/37	2,132

		Total Collateralized Mortgage Obligations (Cost $266,904)	277,548

Commercial Mortgage-Backed Security — 0.0% (g)
		United States — 0.0% (g)
—	(h)	Banc of America Large Loan Trust, Series 2010-HLTN, Class HLTN, VAR, 2.499%, 11/15/15 (e) (Cost $—(h))	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — 43.7%
	Australia — 2.6%
1,707	Amcor Ltd. (m)	17,534
1,038	Australia & New Zealand Banking Group Ltd. (m)	34,300
2,115	Commonwealth Property Office Fund (m)	2,542
11,229	Dexus Property Group (m)	13,433
5,035	Goodman Group (m)	27,235
3,962	Mirvac Group (m)	7,275
5,441	Stockland (m)	21,866
3,134	Transurban Group (m)	22,173
981	Westfield Group (m)	11,868
2,599	Westfield Retail Trust (m)	8,886

		167,112

	Belgium — 0.3%
107	Solvay S.A. (m)	15,719
53	Warehouses De Pauw S.C.A. (m)	3,380

		19,099

	Bermuda — 0.0% (g)
82	Validus Holdings Ltd.	3,174

	Brazil — 1.4%
580	AES Tiete S.A. (m)	5,345
725	Banco do Brasil S.A. (m)	9,135
633	CCR S.A. (m)	6,188
84	Cia de Bebidas das Americas (Preference Shares), ADR	3,535
136	Cia de Bebidas das Americas (Preference Shares), ADR (m)	5,709
990	Cielo S.A. (m)	26,099
1,283	EDP – Energias do Brasil S.A. (m)	7,829
63	Embraer S.A., ADR (m)	2,192
183	Embraer S.A., ADR	6,399
519	Souza Cruz S.A. (m)	7,977
532	Tractebel Energia S.A. (m)	9,464

		89,872

	Canada — 0.9%
168	Allied Properties Real Estate Investment Trust (m)	5,734
201	Artis Real Estate Investment Trust (m)	3,391
351	Bank of Montreal (m)	21,999
99	Calloway Real Estate Investment Trust (m)	2,965
155	Canadian Apartment Properties REIT (m)	4,017
53	Canadian Real Estate Investment Trust (m)	2,512
121	Dundee Real Estate Investment Trust, Class A (m)	4,427
110	First Capital Realty, Inc. (m)	2,134

SHARES	SECURITY DESCRIPTION	VALUE

	Canada — Continued
123	H&R Real Estate Investment Trust (m)	3,022
246	RioCan Real Estate Investment Trust (m)	7,213

		57,414

	China — 1.3%
23,378	Bank of China Ltd., Class H (m)	10,953
42,316	China Construction Bank Corp., Class H (m)	35,516
1,594	China Shenhua Energy Co., Ltd., Class H (m)	5,650
13,885	Industrial & Commercial Bank of China Ltd., Class H (m)	9,788
5,566	Jiangsu Expressway Co., Ltd., Class H (m)	6,099
2,772	Wynn Macau Ltd. (a) (m)	8,431
6,978	Zhejiang Expressway Co., Ltd., Class H (m)	5,487

		81,924

	Denmark — 0.3%
2,065	TDC A/S (m)	16,754

	Finland — 0.0% (g)
247	Technopolis OYJ (m)	1,326

	France — 1.9%
871	Electricite de France S.A. (m)	19,497
15	ICADE (m)	1,419
282	Sanofi (m)	30,506
227	Schneider Electric S.A. (m)	17,305
309	Total S.A. (m)	15,550
139	Unibail-Rodamco SE (m)	36,443

		120,720

	Germany — 1.2%
196	Allianz SE (m)	28,962
358	Alstria Office REIT-AG (a) (m)	4,341
274	BASF SE (m)	25,676
179	Kabel Deutschland Holding AG (m)	16,958

		75,937

	Hong Kong — 1.4%
463	Cheung Kong Holdings Ltd. (m)	6,988
921	China Mobile Ltd. (m)	10,130
5,545	Dah Chong Hong Holdings Ltd. (m)	5,118
528	Hang Seng Bank Ltd. (m)	8,843
2,199	Hutchison Whampoa Ltd. (m)	23,923
1,516	Link REIT (The) (m)	8,591
3,485	New World Development Co., Ltd. (m)	6,092
4,932	SJM Holdings Ltd. (m)	12,451
394	VTech Holdings Ltd. (m)	5,023
705	Wharf Holdings Ltd. (m)	6,297

		93,456

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	11

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
		India — 0.3%
1,299		Coal India Ltd. (m)	7,707
2,828		Tata Motors Ltd., Class A (m)	9,089

			16,796

		Indonesia — 0.6%
1,392		Indo Tambangraya Megah Tbk PT (m)	5,267
36,875		Perusahaan Gas Negara Persero Tbk PT (m)	23,718
8,733		Telekomunikasi Indonesia Persero Tbk PT (m)	10,521

			39,506

		Ireland — 0.0% (g)
30		Accenture plc, Class A	2,408

		Italy — 0.7%
426		Banca Generali S.p.A. (m)	8,796
1,588		Eni S.p.A. (m)	37,891

			46,687

		Japan — 3.2%
2		Advance Residence Investment Corp. (m)	5,092
284		Canon, Inc. (m)	10,214
1		Daiwahouse Residential Investment Corp. (m)	4,119
4		GLP J-Reit (m)	3,678
—	(h)	Japan Logistics Fund, Inc. (m)	3,580
1		Japan Real Estate Investment Corp. (m)	10,868
920		Japan Tobacco, Inc. (m)	34,792
1		Kenedix Realty Investment Corp. (m)	3,500
65		Mitsubishi Estate Co., Ltd. (m)	2,117
350		Mitsui Fudosan Co., Ltd. (m)	11,911
1		Nippon Prologis REIT, Inc. (a) (m)	8,919
475		Nippon Telegraph & Telephone Corp. (m)	23,617
952		Nissan Motor Co., Ltd. (m)	9,928
167		Nomura Real Estate Holdings, Inc. (m)	4,490
1		Nomura Real Estate Office Fund, Inc. (m)	4,294
3		Orix JREIT, Inc. (m)	3,797
887		Seven & I Holdings Co., Ltd. (m)	34,100
536		Sumitomo Mitsui Financial Group, Inc. (m)	25,335
3		United Urban Investment Corp. (m)	4,129

			208,480

		Kazakhstan — 0.1%
339		KazMunaiGas Exploration Production JSC, GDR (m)	6,080

		Malaysia — 0.1%
1,291		Lafarge Malayan Cement Bhd (m)	4,210

		Mexico — 0.1%
2,632		Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	9,215

SHARES	SECURITY DESCRIPTION	VALUE

	Netherlands — 1.3%
28	Corio N.V. (m)	1,288
630	Delta Lloyd N.V. (m)	12,112
1,354	Royal Dutch Shell plc, Class A (m)	46,102
525	Unilever N.V., CVA (m)	22,357
55	Vastned Retail N.V. (m)	2,439
23	Wereldhave N.V. (m)	1,640

		85,938

	Norway — 0.5%
789	Gjensidige Forsikring ASA (m)	12,723
786	Telenor ASA (m)	17,722

		30,445

	Philippines — 0.1%
97	Philippine Long Distance Telephone Co., ADR (m)	7,149

	Poland — 0.3%
108	KGHM Polska Miedz S.A. (m)	5,065
89	Powszechny Zaklad Ubezpieczen S.A. (m)	12,337

		17,402

	Qatar — 0.1%
182	Industries Qatar QSC (m)	8,594

	Russia — 0.6%
173	Lukoil OAO, ADR (m)	11,004
401	MMC Norilsk Nickel OJSC, ADR (m)	6,185
458	Mobile Telesystems OJSC, ADR (m)	9,480
1,115	Sberbank of Russia, ADR (m)	14,389

		41,058

	Singapore — 1.2%
5,058	Ascendas India Trust (m)	3,367
895	Ascendas Real Estate Investment Trust (m)	2,004
1,613	Ascott Residence Trust (m)	1,843
5,301	Cambridge Industrial Trust (m)	3,687
2,602	CapitaCommercial Trust (m)	3,623
700	CapitaLand Ltd. (m)	2,135
1,825	CapitaMalls Asia Ltd. (m)	3,121
1,313	Global Logistic Properties Ltd. (m)	2,955
9,433	Hutchison Port Holdings Trust, Class U (m)	7,843
1,532	Keppel Corp., Ltd. (m)	13,363
244	Keppel Land Ltd. (m)	806
271	Keppel REIT (m)	333
10,490	Singapore Telecommunications Ltd. (m)	33,508

		78,588

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
	South Africa — 1.3%
518	ABSA Group Ltd. (m)	8,535
2,472	African Bank Investments Ltd. (m)	7,856
369	Bidvest Group Ltd. (m)	9,593
764	Foschini Group Ltd. (The) (m)	9,798
2,163	Growthpoint Properties Ltd. (m)	7,109
589	Imperial Holdings Ltd. (m)	13,065
126	Kumba Iron Ore Ltd. (m)	6,654
451	MTN Group Ltd. (m)	8,132
215	Sasol Ltd. (m)	9,306
241	Tiger Brands Ltd. (m)	7,512

		87,560

	South Korea — 0.5%
308	Kangwon Land, Inc. (m)	8,716
104	KT&G Corp. (m)	7,522
7	Magnachip Semiconductor Corp. (a)	107
450	SK Telecom Co., Ltd., ADR (m)	8,762
86	S-Oil Corp. (m)	6,912

		32,019

	Sweden — 0.8%
1,149	Swedbank AB, Class A (m)	28,303
1,789	Telefonaktiebolaget LM Ericsson, Class B (m)	22,246

		50,549

	Switzerland — 1.8%
264	Nestle S.A. (m)	18,821
298	Novartis AG (m)	22,052
150	Roche Holding AG (m)	37,551
449	Swiss Re AG (a) (m)	35,756

		114,180

	Taiwan — 1.1%
2,384	Delta Electronics, Inc. (m)	11,438
1,858	Far EasTone Telecommunications Co., Ltd. (m)	4,527
4,045	Novatek Microelectronics Corp. (m)	19,776
1,252	President Chain Store Corp. (m)	7,728
4,073	Quanta Computer, Inc. (m)	8,431
1,926	Taiwan Mobile Co., Ltd. (m)	7,019
595	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	11,353
1,294	Tripod Technology Corp. (m)	2,943

		73,215

	Thailand — 0.3%
1,496	Advanced Info Service PCL (m)	13,787
1,905	Bangkok Expressway PCL (m)	2,597

SHARES	SECURITY DESCRIPTION	VALUE

	Thailand — Continued
313	Siam Cement PCL, NVDR (m)	5,107

		21,491

	Turkey — 0.5%
1,126	Arcelik A.S. (m)	8,773
296	Ford Otomotiv Sanayi A.S. (m)	4,120
478	Tupras Turkiye Petrol Rafinerileri A.S. (m)	13,366
1,271	Turk Telekomunikasyon AS (m)	6,030

		32,289

	United Kingdom — 3.3%
431	Atrium European Real Estate Ltd. (m)	2,570
907	British Land Co. plc (m)	8,394
4,617	Centrica plc (m)	26,629
557	Diageo plc (m)	16,995
965	GlaxoSmithKline plc (m)	24,909
664	Hammerson plc (m)	5,367
697	Helical Bar plc (m)	2,686
2,323	HSBC Holdings plc (m)	25,439
2,157	Old Mutual plc (m)	6,858
1,042	Pearson plc (m)	18,954
346	Persimmon plc (a) (m)	403
679	Persimmon plc (a) (m)	11,400
366	Rio Tinto plc (m)	16,817
251	SABMiller plc (m)	13,533
2,345	Safestore Holdings plc (m)	4,991
432	Segro plc (m)	1,789
7,694	Vodafone Group plc (m)	23,478

		211,212

	United States — 13.6%
59	3M Co.	6,228
114	AbbVie, Inc.	5,258
60	American Campus Communities, Inc. (m)	2,687
83	American Tower Corp. (m)	7,009
114	Analog Devices, Inc.	5,034
147	Apartment Investment & Management Co., Class A (m)	4,588
28	Apple, Inc. (m)	12,475
968	Applied Materials, Inc. (m)	14,047
68	Arthur J. Gallagher & Co.	2,888
102	AT&T, Inc.	3,831
22	Automatic Data Processing, Inc.	1,489
18	AvalonBay Communities, Inc. (m)	2,341
130	Aviv REIT, Inc. (a) (m)	3,327
178	BioMed Realty Trust, Inc. (m)	4,011

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	13

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
		United States — Continued
33		Boston Properties, Inc. (m)	3,611
220		Brandywine Realty Trust (m)	3,286
546		Bristol-Myers Squibb Co. (m)	21,674
35		Camden Property Trust (m)	2,496
57		Capmark Financial Group, Inc.	491
150		CBL & Associates Properties, Inc. (m)	3,609
65		CenturyLink, Inc.	2,424
235		Chevron Corp. (m)	28,649
71		Cincinnati Financial Corp.	3,449
123		Cinemark Holdings, Inc.	3,809
422		CME Group, Inc. (m)	25,706
106		CMS Energy Corp.	3,181
158		Coca-Cola Co. (The)	6,700
696		ConocoPhillips (m)	42,097
1		Constar International, Inc., ADR (a) (i)	—
177		CubeSmart (m)	3,117
22		Cullen/Frost Bankers, Inc.	1,314
57		Digital Realty Trust, Inc. (m)	4,034
602		Dow Chemical Co. (The) (m)	20,412
222		Duke Realty Corp. (m)	3,911
69		DuPont Fabros Technology, Inc. (m)	1,745
45		Dynegy, Inc. (a)	1,112
140		Education Realty Trust, Inc. (m)	1,540
594		Emerson Electric Co. (m)	32,965
204		Equity One, Inc. (m)	5,197
4		Eurofresh, Inc., ADR (a) (i)	—
58		Fidelity National Information Services, Inc.	2,423
—	(h)	General Maritime Corp. (a) (i)	11
1		General Motors Co. (a)	16
164		HCP, Inc. (m)	8,732
176		Healthcare Realty Trust, Inc. (m)	5,295
43		Hershey Co. (The)	3,818
110		Home Depot, Inc. (The)	8,099
502		Johnson & Johnson (m)	42,771
476		Kinder Morgan, Inc. (m)	18,621
76		KLA-Tencor Corp.	4,130
58		L Brands, Inc.	2,945
107		LaSalle Hotel Properties (m)	2,769
130		Liberty Property Trust (m)	5,589
59		Lorillard, Inc.	2,543
31		M&T Bank Corp.	3,073
819		Masco Corp. (m)	15,924
200		McDonald’s Corp. (m)	20,398
776		Merck & Co., Inc. (m)	36,482
392		MetLife, Inc. (m)	15,291

SHARES		SECURITY DESCRIPTION	VALUE

		United States — Continued
1,139		Microsoft Corp. (m)	37,698
129		Molex, Inc.	3,544
127		Mondelez International, Inc., Class A	4,010
—	(h)	Motors Liquidation Co. GUC Trust (a)	4
97		National Retail Properties, Inc. (m)	3,849
3		Neebo, Inc. (a) (i)	10
—	(h)	Newcot, Class B, ADR (a) (i)	93
18		New Holdco (a) (i)	1,604
174		NiSource, Inc.	5,345
64		Northeast Utilities	2,879
44		Northern Trust Corp.	2,351
101		Pennsylvania Real Estate Investment Trust (m)	2,092
695		Pfizer, Inc. (m)	20,195
334		Philip Morris International, Inc. (m)	31,941
24		Post Properties, Inc. (m)	1,186
39		PPG Industries, Inc.	5,671
78		Procter & Gamble Co. (The)	6,022
64		Prologis, Inc. (m)	2,668
24		Public Storage (m)	3,894
295		Real Mex Restaurants, Inc., Class B, ADR (a) (i)	—
75		Realty Income Corp. (m)	3,843
61		Regency Centers Corp. (m)	3,449
289		Sempra Energy (m)	23,973
35		Simon Property Group, Inc. (m)	6,292
65		Snap-on, Inc.	5,622
3		Somerset Cayuga Holding Co., Inc. (a) (i)	69
75		T. Rowe Price Group, Inc.	5,457
86		Texas Instruments, Inc.	3,118
44		Time Warner Cable, Inc.	4,106
928		Time Warner, Inc. (m)	55,448
83		Travelers Cos., Inc. (The)	7,102
3		U.S. Concrete, Inc. (a)	52
184		United Technologies Corp. (m)	16,816
13		V.F. Corp.	2,297
87		Ventas, Inc. (m)	6,897
718		Verizon Communications, Inc. (m)	38,729
31		Vornado Realty Trust (m)	2,688
921		Wells Fargo & Co. (m)	34,964
530		Williams Cos., Inc. (The) (m)	20,224
90		Williams-Sonoma, Inc.	4,852
55		Yum! Brands, Inc.	3,778

			885,504

		Total Common Stocks (Cost $2,506,443)	2,837,363

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Convertible Bonds — 3.7%
	Australia — 0.2%
AUD 6,700	CFS Retail Property Trust Group, 5.750%, 07/04/16	7,560
	Paladin Energy Ltd.,
3,400	3.625%, 11/04/15	2,788
3,400	Reg. S, 6.000%, 04/30/17	2,892

		13,240

	Austria — 0.1%
EUR 34,073	IMMOFINANZ AG, 4.250%, 03/08/18	1,937
EUR 4,350	Steinhoff Finance Holding GmbH, 4.500%, 03/31/18	5,852

		7,789

	Bermuda — 0.1%
	Ship Finance International Ltd.,
2,377	3.250%, 02/01/18	2,349
2,000	3.750%, 02/10/16	2,017

		4,366

	Canada — 0.1%
5,043	Detour Gold Corp., 5.500%, 11/30/17	4,495
1,500	Petrominerales Ltd., 2.625%, 08/25/16	1,466

		5,961

	Cayman Islands — 0.3%
4,600	Agile Property Holdings Ltd., 4.000%, 04/28/16	4,662
3,600	China Hongqiao Group Ltd., 6.500%, 04/10/17	3,756
3,900	Polarcus Ltd., 2.875%, 04/27/16	3,858
CNY 26,800	Shui On Land Ltd., 4.500%, 09/29/15	4,323

		16,599

	Cyprus — 0.1%
6,600	Holdgrove Ltd., 1.000%, 09/24/17	6,337

	France — 0.3%
EUR 174,975	Alcatel-Lucent, 5.000%, 01/01/15	7,436
EUR 29,656	Peugeot S.A., 4.450%, 01/01/16	9,464
EUR 17,500	SOITEC, 6.250%, 09/09/14	1,705

		18,605

	India — 0.4%
5,300	Jaiprakash Power Ventures Ltd., 5.000%, 02/13/15	5,379
3,200	Sesa Goa Ltd., Reg. S, 5.000%, 10/31/14	3,214
6,870	Sterlite Industries India Ltd., 4.000%, 10/30/14	6,681
6,000	Tata Power Co. Ltd., 1.750%, 11/21/14	6,330

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	India — Continued
6,200	Tata Steel Ltd., 4.500%, 11/21/14	6,278

		27,882

	Italy — 0.0% (g)
EUR 1,200	Astaldi S.p.A., 4.500%, 01/31/19	1,630

	Luxembourg — 0.2%
EUR 2,350	Kloeckner & Co. Financial Services S.A., Reg. S, 2.500%, 12/22/17	2,952
7,400	TMK Bonds S.A., 5.250%, 02/11/15	7,463

		10,415

	Netherlands — 0.1%
EUR 4,400	Volkswagen International Finance N.V., 5.500%, 11/09/15 (e)	5,978

	South Africa — 0.1%
ZAR 27,000	Steinhoff International Holdings Ltd., 9.625%, 07/20/15	3,832

	Spain — 0.0% (g)
EUR 1,350	Abengoa S.A., 4.500%, 02/03/17	1,559
EUR 750	Melia Hotels International S.A., 5.000%, 12/18/14	1,001

		2,560

	United Arab Emirates — 0.0% (g)
EUR 2,400	Aabar Investments PJSC, Reg. S, 4.000%, 05/27/16	3,320

	United Kingdom — 0.1%
1,200	Salamander Energy plc, 5.000%, 03/30/15	1,257
GBP 1,100	TUI Travel plc, 4.900%, 04/27/17	1,910
6,300	Vedanta Resources Jersey Ltd., 5.500%, 07/13/16	6,508

		9,675

	United States — 1.6%
1,913	Advanced Micro Devices, Inc., 6.000%, 05/01/15	1,935
1,805	AK Steel Corp., 5.000%, 11/15/19	1,603
4,602	Annaly Capital Management, Inc., 5.000%, 05/15/15	4,777
2,662	Apollo Investment Corp., 5.750%, 01/15/16	2,840
	Ares Capital Corp.,
1,896	4.750%, 01/15/18 (e)	1,987
4,795	4.875%, 03/15/17	5,065
1,740	5.125%, 06/01/16	1,866
32	CenterPoint Energy, Inc., VAR, 0.273%, 09/15/29	1,530

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	15

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Convertible Bonds — Continued
	United States — Continued
	Chesapeake Energy Corp.,
1,670	2.250%, 12/15/38	1,478
3,634	2.500%, 05/15/37	3,509
2,885	Colony Financial, Inc., 5.000%, 04/15/23	3,139
3,500	Dendreon Corp., 2.875%, 01/15/16	2,769
4,696	DryShips, Inc., 5.000%, 12/01/14	4,150
2,212	Goodrich Petroleum Corp., 5.000%, 10/01/29	2,200
8,453	Intel Corp., 2.950%, 12/15/35	9,430
780	Micron Technology, Inc., 1.875%, 06/01/27	816
4,898	NuVasive, Inc., 2.750%, 07/01/17	4,727
5,941	Peabody Energy Corp., 4.750%, 12/15/41	4,797
	Prospect Capital Corp.,
960	5.375%, 10/15/17	1,017
4,809	5.750%, 03/15/18 (e)	5,061
2,820	5.875%, 01/15/19 (e)	2,949
1,932	RadioShack Corp., 2.500%, 08/01/13 (e)	1,913
114	Real Mex Restaurants, Inc., 1.120%, 03/21/18 (i)	—
5,000	Redwood Trust, Inc., 4.625%, 04/15/18	5,613
3,210	Royal Gold, Inc., 2.875%, 06/15/19	3,150
131	Somerset Cayuga Holding Co., Inc., PIK, 20.000%, 06/15/17 (e) (i)	131
4,077	Starwood Property Trust, Inc., 4.550%, 03/01/18	4,515
	SunPower Corp.,
3,302	4.500%, 03/15/15	3,420
3,855	4.750%, 04/15/14	3,915
3,274	United States Steel Corp., 2.750%, 04/01/19	3,299
8,168	WellPoint, Inc., 2.750%, 10/15/42 (e)	9,740

		103,341

	Total Convertible Bonds (Cost $235,959)	241,530

Corporate Bonds — 31.2%
	Australia — 0.2%
553	Ausdrill Finance Pty Ltd., 6.875%, 11/01/19 (e)	559
224	Bluescope Steel Ltd./Bluescope Steel Finance, 7.125%, 05/01/18 (e)	231
250	Boart Longyear Management Pty Ltd., 7.000%, 04/01/21 (e)	255
	FMG Resources August 2006 Pty Ltd.,
200	6.000%, 04/01/17 (e)	208
750	6.375%, 02/01/16 (e)	778
925	6.875%, 02/01/18 (e)	985
1,412	6.875%, 04/01/22 (e)	1,514

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Australia — Continued
8,928	8.250%, 11/01/19 (e)	9,821
453	Nufarm Australia Ltd., 6.375%, 10/15/19 (e)	465

		14,816

	Austria — 0.0% (g)
365	ESAL GmbH, 6.250%, 02/05/23 (e)	363
200	Sappi Papier Holding GmbH, 8.375%, 06/15/19 (e)	224

		587

	Bahamas — 0.0% (g)
836	Ultrapetrol Bahamas Ltd., 9.000%, 11/24/14	834

	Bermuda — 0.2%
	Aircastle Ltd.,
282	6.250%, 12/01/19	314
2,400	6.750%, 04/15/17	2,661
2,765	7.625%, 04/15/20	3,263
700	9.750%, 08/01/18	799
1,650	Catlin Insurance Co., Ltd., VAR, 7.249%, 01/19/17 (e) (x)	1,702
	Seadrill Ltd.,
669	5.625%, 09/15/17 (e)	684
200	6.500%, 10/05/15	211
315	Viking Cruises Ltd., 8.500%, 10/15/22 (e)	352

		9,986

	Canada — 0.5%
310	Ainsworth Lumber Co., Ltd., 7.500%, 12/15/17 (e)	338
	Bombardier, Inc.,
1,273	6.125%, 01/15/23 (e)	1,376
5,025	7.750%, 03/15/20 (e)	5,955
795	Brookfield Residential Properties, Inc., 6.500%, 12/15/20 (e)	856
635	Cascades, Inc., 7.750%, 12/15/17	678
486	Cogeco Cable, Inc., 4.875%, 05/01/20 (e)	495
1,550	Garda World Security Corp., 9.750%, 03/15/17 (e)	1,666
	Inmet Mining Corp.,
455	7.500%, 06/01/21 (e)	476
315	8.750%, 06/01/20 (e)	340
	Kodiak Oil & Gas Corp.,
489	5.500%, 01/15/21 (e)	516
3,200	8.125%, 12/01/19	3,640
859	Masonite International Corp., 8.250%, 04/15/21 (e)	962
843	Mattamy Group Corp., 6.500%, 11/15/20 (e)	833

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Canada — Continued
	MEG Energy Corp.,
568	6.375%, 01/30/23 (e)	599
650	6.500%, 03/15/21 (e)	697
275	Mood Media Corp., 9.250%, 10/15/20 (e)	274
	New Gold, Inc.,
390	6.250%, 11/15/22 (e)	402
204	7.000%, 04/15/20 (e)	216
1,625	Novelis, Inc., 8.750%, 12/15/20	1,844
	Precision Drilling Corp.,
210	6.500%, 12/15/21	227
885	6.625%, 11/15/20	954
	Quebecor Media, Inc.,
3,590	5.750%, 01/15/23 (e)	3,743
2,587	7.750%, 03/15/16	2,635
	Quebecor World Capital Escrow Corp.,
50	6.125%, 11/15/13 (d) (i)	—	(h)
50	9.750%, 01/15/15 (d) (i)	1
415	Taseko Mines Ltd., 7.750%, 04/15/19	421
665	Telesat Canada/Telesat LLC, 6.000%, 05/15/17 (e)	708
4,028	Trinidad Drilling Ltd., 7.875%, 01/15/19 (e)	4,380

		35,232

	Cayman Islands — 0.2%
	Seagate HDD Cayman,
295	6.875%, 05/01/20	321
101	7.000%, 11/01/21	111
1,210	7.750%, 12/15/18	1,334
150	Seagate Technology HDD Holdings, 6.800%, 10/01/16	170
625	Shelf Drilling Holdings Ltd., 8.625%, 11/01/18 (e)	669
7,500	UPCB Finance III Ltd., 6.625%, 07/01/20 (e)	8,156
1,150	UPCB Finance V Ltd., 7.250%, 11/15/21 (e)	1,282
1,090	UPCB Finance VI Ltd., 6.875%, 01/15/22 (e)	1,196

		13,239

	Dominican Republic — 0.1%
5,480	Banco de Reservas de la Republica Dominicana, 7.000%, 02/01/23 (e)	5,609

	Finland — 0.0% (g)
	Nokia OYJ,
524	5.375%, 05/15/19	516
434	6.625%, 05/15/39	395

		911

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	France — 0.2%
8,035	Electricite de France S.A., VAR, 5.250%, 01/29/23 (e) (x)	8,082
675	Lafarge S.A., 7.125%, 07/15/36	723
150	Pernod-Ricard S.A., 5.750%, 04/07/21 (e)	181
	Rexel S.A.,
843	5.250%, 06/15/20 (e)	889
608	6.125%, 12/15/19 (e)	654

		10,529

	Georgia — 0.2%
8,830	Georgian Railway JSC, 7.750%, 07/11/22 (e)	10,254

	Germany — 0.0% (g)
	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
EUR 647	5.125%, 01/21/23 (e)	848
860	5.500%, 01/15/23 (e)	890

		1,738

	Indonesia — 0.1%
3,100	Pertamina Persero PT, Reg. S, 5.250%, 05/23/21	3,394

	Ireland — 0.3%
1,500	Alfa Bank OJSC Via Alfa Bond Issuance plc, Reg. S, 7.750%, 04/28/21	1,699
	Ardagh Packaging Finance plc,
1,625	7.375%, 10/15/17 (e)	1,791
9,600	9.125%, 10/15/20 (e)	10,848
	Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc.,
200	4.875%, 11/15/22 (e)	205
500	7.000%, 11/15/20 (e)	529
252	9.125%, 10/15/20 (e)	283
1,229	Elan Finance plc/Elan Finance Corp., 6.250%, 10/15/19 (e)	1,451
1,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748%, 02/02/21 (e)	1,144

		17,950

	Japan — 0.0% (g)
1,400	eAccess Ltd., 8.250%, 04/01/18 (e)	1,568
1,298	Softbank Corp., 4.500%, 04/15/20 (e)	1,345

		2,913

	Kazakhstan — 0.1%
3,540	KazMunayGas National Co. JSC, 5.750%, 04/30/43 (e)	3,569

	Liberia — 0.0% (g)
315	Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	326

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	17

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Luxembourg — 1.1%
311	Altice Financing S.A., 7.875%, 12/15/19 (e)	344
200	Altice Finco S.A., 9.875%, 12/15/20 (e)	228
	APERAM,
855	7.375%, 04/01/16 (e)	864
440	7.750%, 04/01/18 (e)	432
	ArcelorMittal,
2,900	5.000%, 02/25/17	3,076
3,850	6.750%, 02/25/22	4,223
2,000	7.500%, 10/15/39	2,104
1,500	9.850%, 06/01/19	1,906
225	Calcipar S.A., 6.875%, 05/01/18 (e)	240
400	ConvaTec Healthcare E S.A., 10.500%, 12/15/18 (e)	450
	Intelsat Jackson Holdings S.A.,
4,515	6.625%, 12/15/22 (e)	4,887
975	7.250%, 04/01/19	1,073
10,290	7.250%, 10/15/20	11,422
450	7.500%, 04/01/21	507
	Intelsat Luxembourg S.A.,
2,467	7.750%, 06/01/21 (e)	2,603
1,413	8.125%, 06/01/23 (e)	1,505
5,646	11.250%, 02/04/17	6,013
2,105	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., 10.500%, 04/15/18	2,358
	Mallinckrodt International Finance S.A.,
160	3.500%, 04/15/18 (e)	162
600	4.750%, 04/15/23 (e)	618
957	NII International Telecom Sarl, 11.375%, 08/15/19 (e)	1,105
1,550	Promsvyazbank OJSC Via PSB Finance S.A., Reg. S, 8.500%, 04/25/17	1,658
9,450	Russian Agricultural Bank OJSC Via RSHB Capital S.A., Reg. S, 9.000%, 06/11/14	10,194
4,794	Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 8.750%, 02/01/19 (e)	4,794
	Wind Acquisition Finance S.A.,
584	6.500%, 04/30/20 (e)	612
292	7.250%, 02/15/18 (e)	307
4,300	7.250%, 02/15/18 (e)	4,536
1,330	11.750%, 07/15/17 (e)	1,426

		69,647

	Mexico — 0.1%
	Cemex S.A.B. de C.V.,
300	5.875%, 03/25/19 (e)	305

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Mexico — Continued
2,500	9.000%, 01/11/18 (e)	2,719
2,000	VAR, 5.284%, 09/30/15 (e)	2,077
203	Grupo Cementos de Chihuahua S.A.B de C.V., 8.125%, 02/08/20 (e)	216
	Kansas City Southern de Mexico S.A. de C.V.,
200	6.125%, 06/15/21	235
298	6.625%, 12/15/20	352
350	8.000%, 02/01/18	382

		6,286

	Netherlands — 0.7%
985	Basell Finance Co., B.V., 8.100%, 03/15/27 (e)	1,357
2,000	Bluewater Holding B.V., VAR, 3.278%, 07/17/14 (e)	1,945
14,130	KazMunaiGaz Finance Sub B.V., Reg. S, 11.750%, 01/23/15	16,373
7,095	Koninklijke KPN N.V., VAR, 7.000%, 03/28/73 (e)	7,069
	LyondellBasell Industries N.V.,
1,160	5.000%, 04/15/19	1,322
560	5.750%, 04/15/24	675
2,225	6.000%, 11/15/21	2,699
	NXP B.V./NXP Funding LLC,
2,652	5.750%, 02/15/21 (e)	2,811
1,124	5.750%, 03/15/23 (e)	1,189
1,385	9.750%, 08/01/18 (e)	1,565
200	OSX 3 Leasing B.V., 9.250%, 03/20/15 (e)	185
115	Royal Bank of Scotland N.V., VAR, 0.981%, 03/09/15	112
3,425	Schaeffler Finance B.V., 4.750%, 05/15/21 (e)	3,468
	Sensata Technologies B.V.,
652	4.875%, 10/15/23 (e)	667
2,860	6.500%, 05/15/19 (e)	3,117
	VimpelCom Holdings B.V.,
540	5.200%, 02/13/19 (e)	551
200	5.950%, 02/13/23 (e)	203
200	6.255%, 03/01/17 (e)	216
500	7.504%, 03/01/22 (e)	565
200	VAR, 4.284%, 06/29/14 (e)	204

		46,293

	Nigeria — 0.0% (g)
800	Sea Trucks Group, 9.000%, 03/26/18 (e)	810

	Norway — 0.0% (g)
1,097	Petroleum Geo-Services ASA, 7.375%, 12/15/18 (e)	1,220

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Spain — 0.0% (g)
	Cemex Espana Luxembourg,
1,075	9.250%, 05/12/20 (e)	1,182
600	9.875%, 04/30/19 (e)	687

		1,869

	Sweden — 0.0% (g)
735	Skandinaviska Enskilda Banken AB, VAR, 5.471%, 03/23/15 (e) (x)	758

	United Kingdom — 0.4%
	Barclays Bank plc,
320	6.050%, 12/04/17 (e)	362
570	7.625%, 11/21/22	582
886	10.179%, 06/12/21 (e)	1,212
3,585	CEVA Group plc, 8.375%, 12/01/17 (e)	3,576
270	Hanson Ltd., 6.125%, 08/15/16	298
	Ineos Finance plc,
725	7.500%, 05/01/20 (e)	810
4,150	8.375%, 02/15/19 (e)	4,679
4,950	9.000%, 05/15/15 (e)	5,185
300	Jaguar Land Rover Automotive plc, 5.625%, 02/01/23 (e)	313
2,652	Royal Bank of Scotland Group plc, 6.125%, 12/15/22	2,853
2,032	Royal Bank of Scotland plc (The), Reg. S, VAR, 9.500%, 03/16/22	2,408
4,400	Standard Chartered plc, 7.014%, 07/30/37 (e) (x)	4,816
1,000	Studio City Finance Ltd., 8.500%, 12/01/20 (e)	1,118
568	Virgin Media Finance plc, 8.375%, 10/15/19	641

		28,853

	United States — 26.7%
528	Acadia Healthcare Co., Inc., 6.125%, 03/15/21 (e)	552
	Accellent, Inc.,
3,550	8.375%, 02/01/17	3,781
750	10.000%, 11/01/17	714
	Access Midstream Partners LP/ACMP Finance Corp.,
915	4.875%, 05/15/23	945
1,483	6.125%, 07/15/22	1,631
2,155	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	2,166
290	Actuant Corp., 5.625%, 06/15/22	302
	Advanced Micro Devices, Inc.,
11	7.750%, 08/01/20	11

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
300	8.125%, 12/15/17	313
	AES Corp.,
385	4.875%, 05/15/23	393
3,475	8.000%, 10/15/17	4,161
750	9.750%, 04/15/16	908
1,450	AES Eastern Energy LP, 9.000%, 01/02/17 (d) (i)	—
615	AK Steel Corp., 8.750%, 12/01/18 (e)	683
5,300	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	4,134
510	Alliance One International, Inc., 10.000%, 07/15/16	542
3,825	Allison Transmission, Inc., 7.125%, 05/15/19 (e)	4,155
	Ally Financial, Inc.,
7,971	4.625%, 06/26/15	8,399
7,947	5.500%, 02/15/17	8,662
4,000	6.250%, 12/01/17	4,540
1,400	7.500%, 09/15/20	1,729
2,560	8.000%, 03/15/20	3,219
4,225	8.000%, 11/01/31	5,561
	Alpha Natural Resources, Inc.,
1,138	6.000%, 06/01/19	1,064
651	6.250%, 06/01/21	599
200	9.750%, 04/15/18	217
167	Alphabet Holding Co., Inc., PIK, 8.500%, 11/01/17 (e)	175
1,089	Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 9.625%, 10/15/18	1,171
	AMC Entertainment, Inc.,
2,350	8.750%, 06/01/19	2,588
1,850	9.750%, 12/01/20	2,151
40	American Achievement Corp., 10.875%, 04/15/16 (e)	40
3,450	American Axle & Manufacturing, Inc., 7.750%, 11/15/19	3,942
227	American Builders & Contractors Supply Co., Inc., 5.625%, 04/15/21 (e)	236
780	American Casino & Entertainment Properties LLC/ACEP Finance Corp., 11.000%, 06/15/14	786
4,455	American Express Co., VAR, 6.800%, 09/01/66	4,873
	American International Group, Inc.,
18,220	6.250%, 03/15/37	20,338
4,287	VAR, 8.175%, 05/15/58	5,798
1,000	American Stores Co., 7.100%, 03/20/28	1,236

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	19

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	AmeriGas Finance LLC/AmeriGas Finance Corp.,
350	6.750%, 05/20/20	387
450	7.000%, 05/20/22	503
	AmeriGas Partners LP/AmeriGas Finance Corp.,
1,285	6.250%, 08/20/19	1,391
84	6.500%, 05/20/21	92
775	Ameristar Casinos, Inc., 7.500%, 04/15/21	864
	Amkor Technology, Inc.,
350	6.375%, 10/01/22	360
450	6.625%, 06/01/21	465
2,600	7.375%, 05/01/18	2,766
685	AmSouth Bancorp, 6.750%, 11/01/25	734
250	Amsted Industries, Inc., 8.125%, 03/15/18 (e)	270
520	Amsurg Corp., 5.625%, 11/30/20 (e)	549
465	Anixter, Inc., 5.625%, 05/01/19	496
1,140	Antero Resources Finance Corp., 6.000%, 12/01/20	1,206
1,052	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	1,112
1,750	ARAMARK Corp., 5.750%, 03/15/20 (e)	1,833
	Arch Coal, Inc.,
400	7.000%, 06/15/19	371
2,950	7.250%, 06/15/21	2,699
2,175	8.750%, 08/01/16	2,262
255	9.875%, 06/15/19 (e)	265
1,275	Armored Autogroup, Inc., 9.250%, 11/01/18	1,226
340	A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, Class S, 7.875%, 12/15/20 (e)	359
	Ashland, Inc.,
812	3.000%, 03/15/16 (e)	830
1,000	3.875%, 04/15/18 (e)	1,030
1,625	4.750%, 08/15/22 (e)	1,698
282	Ashtead Capital, Inc., 6.500%, 07/15/22 (e)	311
2,500	Atkore International, Inc., 9.875%, 01/01/18	2,753
	Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.,
890	5.875%, 08/01/23 (e)	912
400	6.625%, 10/01/20 (e)	421
391	Audatex North America, Inc., 6.750%, 06/15/18 (e)	421
275	AutoNation, Inc., 5.500%, 02/01/20	302
	Avaya, Inc.,
7,425	7.000%, 04/01/19 (e)	7,147
979	10.500%, 03/01/21 (e)	903
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
580	4.875%, 11/15/17 (e)	610

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,795	5.500%, 04/01/23 (e)	1,851
4,670	8.250%, 01/15/19	5,189
1,000	9.750%, 03/15/20	1,189
	Ball Corp.,
675	5.000%, 03/15/22	717
270	5.750%, 05/15/21	294
	Bank of America Corp.,
440	5.625%, 07/01/20	522
955	5.875%, 01/05/21	1,152
33,654	VAR, 8.000%, 01/30/18 (x)	38,232
12,475	VAR, 8.125%, 05/15/18 (x)	14,222
	Basic Energy Services, Inc.,
175	7.750%, 02/15/19	183
528	7.750%, 10/15/22	556
223	BC Mountain LLC/BC Mountain Finance, Inc., 7.000%, 02/01/21 (e)	240
	BE Aerospace, Inc.,
1,309	5.250%, 04/01/22	1,394
180	6.875%, 10/01/20	202
2,350	Belden, Inc., 5.500%, 09/01/22 (e)	2,421
	Berry Plastics Corp.,
1,170	9.500%, 05/15/18	1,302
715	9.750%, 01/15/21	847
	Bill Barrett Corp.,
525	7.000%, 10/15/22	565
1,467	7.625%, 10/01/19	1,599
595	9.875%, 07/15/16	635
	Biomet, Inc.,
7,015	6.500%, 08/01/20 (e)	7,646
700	6.500%, 10/01/20 (e)	732
287	Boise Cascade LLC/Boise Cascade Finance Corp., 6.375%, 11/01/20 (e)	307
625	Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.000%, 04/01/20	702
360	Bonanza Creek Energy, Inc., 6.750%, 04/15/21 (e)	380
	BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
1,325	7.875%, 04/15/22	1,457
3,750	8.625%, 10/15/20	4,191
750	Briggs & Stratton Corp., 6.875%, 12/15/20	851
1,905	Brightstar Corp., 9.500%, 12/01/16 (e)	2,065
	Building Materials Corp. of America,
1,815	6.750%, 05/01/21 (e)	2,010
500	6.875%, 08/15/18 (e)	540
5,920	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	6,556

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
600	Burger King Corp., 9.875%, 10/15/18	683
	Cablevision Systems Corp.,
1,475	5.875%, 09/15/22	1,493
240	7.750%, 04/15/18	273
1,550	8.000%, 04/15/20	1,783
3,236	8.625%, 09/15/17	3,843
	Caesars Entertainment Operating Co., Inc.,
5,500	8.500%, 02/15/20	5,307
5,400	9.000%, 02/15/20 (e)	5,319
7,140	11.250%, 06/01/17	7,551
2,700	Caesars Operating Escrow LLC/Caesars Escrow Corp., 9.000%, 02/15/20 (e)	2,660
75	Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.000%, 06/01/16 (e)	78
	Calpine Corp.,
3,386	7.250%, 10/15/17 (e)	3,585
1,184	7.500%, 02/15/21 (e)	1,338
2,475	7.875%, 07/31/20 (e)	2,803
5,416	7.875%, 01/15/23 (e)	6,201
	Calumet Specialty Products Partners LP/Calumet Finance Corp.,
90	9.375%, 05/01/19	101
827	9.625%, 08/01/20 (e)	941
610	Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.750%, 02/15/18 (e)	631
307	Capella Healthcare, Inc., 9.250%, 07/01/17	332
4,135	Capmark Financial Group, Inc., Escrow, 0.000%, 05/10/10 (d)	55
3,300	Case New Holland, Inc., 7.875%, 12/01/17	3,927
775	Casella Waste Systems, Inc., 7.750%, 02/15/19	750
	Catalent Pharma Solutions, Inc.,
881	7.875%, 10/15/18 (e)	897
155	9.500%, 04/15/15	156
770	CBRE Services, Inc., 6.625%, 10/15/20	843
330	CCM Merger, Inc., 9.125%, 05/01/19 (e)	347
	CCO Holdings LLC/CCO Holdings Capital Corp.,
173	5.125%, 02/15/23	175
3,266	5.250%, 03/15/21 (e)	3,348
1,275	5.750%, 01/15/24	1,328
2,463	6.500%, 04/30/21	2,672
474	7.000%, 01/15/19	515
3,040	7.375%, 06/01/20	3,412
6,525	7.875%, 04/30/18	6,939
1,172	8.125%, 04/30/20	1,324

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
7,588	CDW LLC/CDW Finance Corp., 8.500%, 04/01/19	8,508
545	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.250%, 03/15/21 (e)	557
	Celanese US Holdings LLC,
450	4.625%, 11/15/22	464
175	6.625%, 10/15/18	191
	Cemex Finance LLC,
1,350	9.375%, 10/12/22 (e)	1,549
1,500	9.500%, 12/14/16 (e)	1,613
5,450	Central Garden & Pet Co., 8.250%, 03/01/18	5,702
375	Century Aluminum Co., 8.000%, 05/15/14	376
5,725	CenturyLink, Inc., 5.800%, 03/15/22	6,060
1,824	Cenveo Corp., 8.875%, 02/01/18	1,847
2,158	Cequel Communications Holdings I LLC/Cequel Capital Corp., 8.625%, 11/15/17 (e)	2,312
1,170	Ceridian Corp., 8.875%, 07/15/19 (e)	1,373
1,542	Chemtura Corp., 7.875%, 09/01/18	1,696
	Chesapeake Energy Corp.,
303	3.250%, 03/15/16	307
680	5.375%, 06/15/21	709
680	5.750%, 03/15/23	738
1,642	6.125%, 02/15/21	1,806
4,700	6.625%, 08/15/20	5,317
400	6.775%, 03/15/19	438
600	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 (e)	618
11,364	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	13,040
	CHS/Community Health Systems, Inc.,
1,750	5.125%, 08/15/18	1,872
900	7.125%, 07/15/20	1,006
1,235	8.000%, 11/15/19	1,400
142	Chukchansi Economic Development Authority, 9.750%, 05/30/20 (e) (i)	74
2,065	Cimarex Energy Co., 5.875%, 05/01/22	2,251
	Cincinnati Bell, Inc.,
215	8.250%, 10/15/17	230
555	8.750%, 03/15/18	566
	Cinemark USA, Inc.,
612	5.125%, 12/15/22 (e)	633
1,005	7.375%, 06/15/21	1,136
	CIT Group, Inc.,
5,229	4.250%, 08/15/17	5,543
2,161	5.000%, 05/15/17	2,355

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	21

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
1,383	5.000%, 08/15/22	1,547
4,650	5.250%, 03/15/18	5,138
1,727	5.375%, 05/15/20	1,947
2,580	6.625%, 04/01/18 (e)	3,012
175	Citgo Petroleum Corp., 11.500%, 07/01/17 (e)	201
37,634	Citigroup, Inc., VAR, 5.950%, 01/30/23 (x)	39,422
	CityCenter Holdings LLC/CityCenter Finance Corp.,
3,690	7.625%, 01/15/16	3,962
1,466	PIK, 10.750%, 01/15/17	1,622
153	CKE Restaurants, Inc., 11.375%, 07/15/18	160
	Claire’s Stores, Inc.,
3,000	8.875%, 03/15/19	3,218
10,942	9.000%, 03/15/19 (e)	12,542
385	Clean Harbors, Inc., 5.125%, 06/01/21 (e)	403
	Clear Channel Communications, Inc.,
517	9.000%, 12/15/19 (e)	517
505	9.000%, 03/01/21	494
640	11.250%, 03/01/21 (e)	678
	Clear Channel Worldwide Holdings, Inc.,
675	6.500%, 11/15/22 (e)	717
16,275	6.500%, 11/15/22 (e)	17,455
115	7.625%, 03/15/20	123
3,100	7.625%, 03/15/20	3,340
430	Clearwater Paper Corp., 4.500%, 02/01/23 (e)	428
	Clearwire Communications LLC/Clearwire Finance, Inc.,
2,189	12.000%, 12/01/15 (e)	2,342
1,450	14.750%, 12/01/16 (e)	2,008
233	Cleaver-Brooks, Inc., 8.750%, 12/15/19 (e)	257
147	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.500%, 12/15/19	161
2,080	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	2,059
	CNH Capital LLC,
600	3.625%, 04/15/18 (e)	610
800	3.875%, 11/01/15	828
730	CNL Lifestyle Properties, Inc., 7.250%, 04/15/19	739
322	Coeur d’Alene Mines Corp., 7.875%, 02/01/21 (e)	339
573	Coinstar, Inc., 6.000%, 03/15/19 (e)	594
380	Columbus McKinnon Corp., 7.875%, 02/01/19	409
	Commercial Metals Co.,
545	6.500%, 07/15/17	597

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
600	7.350%, 08/15/18	663
3,141	CommScope, Inc., 8.250%, 01/15/19 (e)	3,432
350	Community Choice Financial, Inc., 10.750%, 05/01/19	340
	Comstock Resources, Inc.,
516	7.750%, 04/01/19	552
350	8.375%, 10/15/17	373
1,417	9.500%, 06/15/20	1,594
	Concho Resources, Inc.,
562	5.500%, 10/01/22	600
593	5.500%, 04/01/23	632
1,790	6.500%, 01/15/22	1,987
731	7.000%, 01/15/21	822
	CONSOL Energy, Inc.,
620	8.000%, 04/01/17	671
1,245	8.250%, 04/01/20	1,395
47	Constar International, Inc., 11.000%, 12/31/17 (i)	7
	Constellation Brands, Inc.,
299	3.750%, 05/01/21	299
602	4.250%, 05/01/23	602
510	6.000%, 05/01/22	588
1,000	7.250%, 09/01/16	1,150
2,000	7.250%, 05/15/17	2,330
2,242	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	2,388
87	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	96
1,485	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	1,685
402	Continental Airlines 2012-3 Class C Pass-Thru Certificates, 6.125%, 04/29/18	410
	Continental Resources, Inc.,
955	4.500%, 04/15/23 (e)	1,018
1,200	5.000%, 09/15/22	1,305
175	7.125%, 04/01/21	202
475	7.375%, 10/01/20	549
297	Cornerstone Chemical Co., 9.375%, 03/15/18	315
	Corrections Corp. of America,
287	4.125%, 04/01/20 (e)	293
289	4.625%, 05/01/23 (e)	301
577	Covanta Holding Corp., 6.375%, 10/01/22	631
500	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 7.750%, 04/01/19 (e)	522
3,027	Cricket Communications, Inc., 7.750%, 10/15/20	3,080

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	Crosstex Energy LP/Crosstex Energy Finance Corp.,
701	7.125%, 06/01/22	761
5,125	8.875%, 02/15/18	5,599
770	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23 (e)	786
712	Crown Castle International Corp., 5.250%, 01/15/23	746
500	CSC Holdings LLC, 8.625%, 02/15/19	609
433	CST Brands, Inc., 5.000%, 05/01/23 (e)	444
1,103	CVR Refining LLC/Coffeyville Finance, Inc., 6.500%, 11/01/22 (e)	1,136
405	CyrusOne LP/CyrusOne Finance Corp., 6.375%, 11/15/22 (e)	431
	D.R. Horton, Inc.,
221	4.375%, 09/15/22	225
150	5.625%, 01/15/16	163
	Dana Holding Corp.,
800	6.500%, 02/15/19	865
559	6.750%, 02/15/21	612
	DaVita HealthCare Partners, Inc.,
704	6.375%, 11/01/18	753
3,410	6.625%, 11/01/20	3,738
465	DDR Corp., 7.875%, 09/01/20	603
	Dean Foods Co.,
450	7.000%, 06/01/16	511
150	9.750%, 12/15/18	174
7,130	Del Monte Corp., 7.625%, 02/15/19	7,602
92	Delta Air Lines 2007-1 Class B Pass-Through Trust, 8.021%, 08/10/22	101
286	Delta Air Lines 2007-1 Class C Pass-Through Trust, 8.954%, 08/10/14	301
51	Delta Air Lines 2009-1 Series B Pass-Through Trust, 9.750%, 12/17/16	57
480	Delta Air Lines 2012-1 Class A Pass-Through Trust, 4.750%, 05/07/20	523
600	Delta Air Lines 2012-1 Class B Pass-Through Trust, 6.875%, 05/07/19 (e)	633
2,080	Deluxe Corp., 7.000%, 03/15/19	2,278
2,800	Denbury Resources, Inc., 8.250%, 02/15/20	3,178
409	DigitalGlobe, Inc., 5.250%, 02/01/21 (e)	413
600	DineEquity, Inc., 9.500%, 10/30/18	684
	DISH DBS Corp.,
875	4.625%, 07/15/17	888
1,808	5.000%, 03/15/23 (e)	1,754
2,076	5.125%, 05/01/20 (e)	2,055
1,680	5.875%, 07/15/22	1,714

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
4,763	6.750%, 06/01/21	5,144
3,925	7.125%, 02/01/16	4,337
215	7.750%, 05/31/15	237
11,450	7.875%, 09/01/19	13,053
	DJO Finance LLC/DJO Finance Corp.,
2,550	7.750%, 04/15/18	2,665
2,705	8.750%, 03/15/18	3,036
675	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	761
391	DuPont Fabros Technology LP, 8.500%, 12/15/17	420
632	Dycom Investments, Inc., 7.125%, 01/15/21	683
	Dynegy Holdings LLC,
100	7.125%, 05/15/18 (d) (i)	—	(h)
2,000	7.750%, 06/01/19 (d) (i)	5
600	Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, 7.670%, 11/08/16 (d) (i)	11
	E*TRADE Financial Corp.,
285	6.000%, 11/15/17	301
640	6.375%, 11/15/19	688
3,200	Easton-Bell Sports, Inc., 9.750%, 12/01/16	3,444
	Edison Mission Energy,
54	7.000%, 05/15/17 (d)	31
1,546	7.200%, 05/15/19 (d)	885
2,500	El Paso LLC, 7.250%, 06/01/18	2,923
25	El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	31
1,400	Embarq Corp., 7.995%, 06/01/36	1,541
705	Emergency Medical Services Corp., 8.125%, 06/01/19	781
	Endo Health Solutions, Inc.,
225	7.000%, 07/15/19	247
750	7.000%, 12/15/20	823
967	7.250%, 01/15/22	1,060
	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
850	6.875%, 08/15/17 (e)	901
5,250	10.000%, 12/01/20	6,011
694	11.750%, 03/01/22 (e)	795
	Energy XXI Gulf Coast, Inc.,
560	7.750%, 06/15/19	607
375	9.250%, 12/15/17	424
4,240	Enterprise Products Operating LLC, VAR, 7.034%, 01/15/68	4,918

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	23

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
7,035	EP Energy LLC/EP Energy Finance, Inc., 9.375%, 05/01/20	8,196
	EP Energy LLC/Everest Acquisition Finance, Inc.,
2,352	6.875%, 05/01/19	2,575
3,036	7.750%, 09/01/22	3,484
533	EPE Holdings LLC/EP Energy Bond Co., Inc., PIK, 8.875%, 12/15/17 (e)	568
2,950	Epicor Software Corp., 8.625%, 05/01/19	3,216
	Equinix, Inc.,
320	4.875%, 04/01/20	334
615	7.000%, 07/15/21	697
21	Eurofresh, Inc., 15.000%, 11/18/16 (d) (i) †	—
2,825	EV Energy Partners LP/EV Energy Finance Corp., 8.000%, 04/15/19	3,009
400	Exterran Partners LP/EXLP Finance Corp., 6.000%, 04/01/21 (e)	408
640	Felcor Lodging LP, 6.750%, 06/01/19	699
	Ferrellgas LP/Ferrellgas Finance Corp.,
950	6.500%, 05/01/21	1,000
600	9.125%, 10/01/17	642
605	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	628
900	Fidelity National Information Services, Inc., 7.875%, 07/15/20	1,015
	First Data Corp.,
4,650	6.750%, 11/01/20 (e)	4,987
500	7.375%, 06/15/19 (e)	544
2,690	8.250%, 01/15/21 (e)	2,858
8,735	8.875%, 08/15/20 (e)	9,958
650	10.625%, 06/15/21 (e)	669
604	11.250%, 01/15/21 (e)	631
5,938	12.625%, 01/15/21	6,443
12,448	PIK, 8.750%, 01/15/22 (e)	13,381
	Ford Motor Co.,
125	7.750%, 06/15/43	152
100	8.900%, 01/15/32	137
50	9.980%, 02/15/47	76
	Ford Motor Credit Co. LLC,
5,500	5.000%, 05/15/18	6,133
6,850	6.625%, 08/15/17	8,052
1,000	Forest City Enterprises, Inc., 6.500%, 02/01/17	975
3,945	Forest Oil Corp., 7.250%, 06/15/19	3,994
	Freescale Semiconductor, Inc.,
476	8.050%, 02/01/20	513
5,051	9.250%, 04/15/18 (e)	5,556

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
2,154	10.125%, 03/15/18 (e)	2,386
	Fresenius Medical Care U.S. Finance II, Inc.,
2,978	5.625%, 07/31/19 (e)	3,328
2,420	5.875%, 01/31/22 (e)	2,771
725	Fresenius Medical Care U.S. Finance, Inc., 5.750%, 02/15/21 (e)	825
	Frontier Communications Corp.,
20	7.125%, 03/15/19	22
439	7.125%, 01/15/23	454
352	7.625%, 04/15/24	367
1,955	8.500%, 04/15/20	2,248
175	8.750%, 04/15/22	197
1,257	9.250%, 07/01/21	1,468
350	FTI Consulting, Inc., 6.000%, 11/15/22 (e)	374
72	Gannett Co., Inc., 10.000%, 04/01/16	87
3,262	GCI, Inc., 8.625%, 11/15/19	3,474
371	GenCorp, Inc., 7.125%, 03/15/21 (e)	400
2,473	General Cable Corp., 5.750%, 10/01/22 (e)	2,560
33,300	General Electric Capital Corp., VAR, 6.250%, 12/15/22 (x)	36,814
	Genesis Energy LP/Genesis Energy Finance Corp.,
850	5.750%, 02/15/21 (e)	895
505	7.875%, 12/15/18	555
2,248	GenOn Energy, Inc., 9.875%, 10/15/20	2,596
	Geo Group, Inc. (The),
2,000	6.625%, 02/15/21	2,215
1,250	7.750%, 10/15/17	1,331
350	Georgia-Pacific LLC, 5.400%, 11/01/20 (e)	418
5,900	Goldman Sachs Capital II, VAR, 4.000%, 06/03/13	5,033
1,140	Goodman Networks, Inc., 13.125%, 07/01/18 (e)	1,265
	Goodyear Tire & Rubber Co. (The),
855	6.500%, 03/01/21	894
3,787	7.000%, 05/15/22	4,095
4,325	8.250%, 08/15/20	4,839
800	8.750%, 08/15/20	930
	Graphic Packaging International, Inc.,
762	4.750%, 04/15/21	793
240	7.875%, 10/01/18	266
150	9.500%, 06/15/17	158
750	Graton Economic Development Authority, 9.625%, 09/01/19 (e)	851
1,070	Gray Television, Inc., 7.500%, 10/01/20	1,161
2,425	Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	2,564

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
2,500	Griffon Corp., 7.125%, 04/01/18	2,719
300	Grifols, Inc., 8.250%, 02/01/18	329
625	Gymboree Corp., 9.125%, 12/01/18	621
775	H&E Equipment Services, Inc., 7.000%, 09/01/22	858
3,350	Halcon Resources Corp., 8.875%, 05/15/21 (e)	3,593
	Hanesbrands, Inc.,
2,100	6.375%, 12/15/20	2,323
1,510	8.000%, 12/15/16	1,633
	Harland Clarke Holdings Corp.,
1,845	9.750%, 08/01/18 (e)	2,032
1,595	VAR, 6.000%, 05/15/15	1,579
560	Harron Communications LP/Harron Finance Corp., 9.125%, 04/01/20 (e)	635
650	Hartford Financial Services Group, Inc., VAR, 8.125%, 06/15/38	773
7,150	Hawk Acquisition Sub, Inc., 4.250%, 10/15/20 (e)	7,239
	HCA Holdings, Inc.,
770	6.250%, 02/15/21	843
4,750	7.750%, 05/15/21	5,385
	HCA, Inc.,
715	4.750%, 05/01/23	745
3,250	5.875%, 03/15/22	3,607
740	5.875%, 05/01/23	805
6,172	6.500%, 02/15/20	7,129
50	7.250%, 09/15/20	55
19,772	7.500%, 02/15/22	23,628
1,000	7.875%, 02/15/20	1,109
3,750	8.000%, 10/01/18	4,458
	HD Supply, Inc.,
1,760	7.500%, 07/15/20 (e)	1,905
7,238	8.125%, 04/15/19	8,188
818	10.500%, 01/15/21	858
203	HDTFS, Inc., 6.250%, 10/15/22	227
	Health Management Associates, Inc.,
3,900	6.125%, 04/15/16	4,300
2,670	7.375%, 01/15/20	2,963
	HealthSouth Corp.,
225	7.250%, 10/01/18	243
3,690	7.750%, 09/15/22	4,087
880	Hecla Mining Co., 6.875%, 05/01/21 (e)	873
	Hertz Corp. (The),
667	4.250%, 04/01/18 (e)	693
4,710	5.875%, 10/15/20	5,146

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
563	6.750%, 04/15/19	624
985	7.375%, 01/15/21	1,115
1,592	7.500%, 10/15/18	1,761
	Hexion US Finance Corp.,
7,750	6.625%, 04/15/20 (e)	8,079
600	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	636
921	Hiland Partners LP/Hiland Partners Finance Corp., 7.250%, 10/01/20 (e)	1,025
	Hilcorp Energy I LP/Hilcorp Finance Co.,
1,943	7.625%, 04/15/21 (e)	2,152
1,145	8.000%, 02/15/20 (e)	1,271
	Holly Energy Partners LP/Holly Energy Finance Corp.,
500	6.500%, 03/01/20	540
50	8.250%, 03/15/18	54
665	Hologic, Inc., 6.250%, 08/01/20	718
	Homer City Generation LP,
192	8.734%, 10/01/26	203
63	PIK, 8.137%, 10/01/19	66
	Host Hotels & Resorts LP,
1,030	6.750%, 06/01/16	1,047
1,000	9.000%, 05/15/17	1,047
720	Hub International Ltd., 8.125%, 10/15/18 (e)	775
2,000	Hughes Satellite Systems Corp., 6.500%, 06/15/19	2,225
	Huntsman International LLC,
150	4.875%, 11/15/20	157
1,500	8.625%, 03/15/20	1,699
565	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	597
834	iGATE Corp., 9.000%, 05/01/16	909
511	Igloo Holdings Corp., PIK, 9.000%, 12/15/17 (e)	521
6,778	ILFC E-Capital Trust I, VAR, 4.680%, 12/21/65 (e)	6,066
2,558	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	2,430
600	IMS Health, Inc., 6.000%, 11/01/20 (e)	642
349	Inergy Midstream LP/NRGM Finance Corp., 6.000%, 12/15/20 (e)	368
5,242	Infor U.S., Inc., 9.375%, 04/01/19	5,976
400	Ingles Markets, Inc., 8.875%, 05/15/17	419
643	INTCOMEX, Inc., 13.250%, 12/15/14	649
3,250	Interactive Data Corp., 10.250%, 08/01/18	3,693
1,250	Interface, Inc., 7.625%, 12/01/18	1,358

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	25

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	International Lease Finance Corp.,
102	4.625%, 04/15/21	104
1,480	5.875%, 04/01/19	1,624
665	5.875%, 08/15/22	733
3,720	6.250%, 05/15/19	4,171
1,575	8.250%, 12/15/20	1,969
5,985	8.625%, 09/15/15	6,823
2,675	8.625%, 01/15/22	3,477
9,600	8.750%, 03/15/17	11,544
500	International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)	515
	inVentiv Health, Inc.,
850	9.000%, 01/15/18 (e)	899
189	10.000%, 08/15/18 (e)	163
2,232	10.750%, 08/15/18 (e)	1,931
	Iron Mountain, Inc.,
551	7.750%, 10/01/19	623
767	8.375%, 08/15/21	857
	Isle of Capri Casinos, Inc.,
562	5.875%, 03/15/21 (e)	572
1,280	7.750%, 03/15/19	1,408
652	iStar Financial, Inc., 9.000%, 06/01/17	743
3,200	J. Crew Group, Inc., 8.125%, 03/01/19	3,436
325	J.M. Huber Corp., 9.875%, 11/01/19 (e)	374
250	Jaguar Holding Co. I, PIK, 10.125%, 10/15/17 (e)	269
	Jarden Corp.,
2,640	7.500%, 05/01/17	3,009
1,375	7.500%, 01/15/20	1,511
1,007	JB Poindexter & Co., Inc., 9.000%, 04/01/22 (e)	1,059
	JBS USA LLC/JBS USA Finance, Inc.,
1,259	7.250%, 06/01/21 (e)	1,335
611	8.250%, 02/01/20 (e)	675
2,500	JC Penney Corp., Inc., 5.750%, 02/15/18	2,253
484	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375%, 04/01/20 (e)	503
690	JMC Steel Group, Inc., 8.250%, 03/15/18 (e)	722
800	Jo-Ann Stores Holdings, Inc., PIK, 10.500%, 10/15/19 (e)	863
	K. Hovnanian Enterprises, Inc.,
397	7.250%, 10/15/20 (e)	443
148	9.125%, 11/15/20 (e)	168
120	11.875%, 10/15/15	138
1,800	Kaiser Aluminum Corp., 8.250%, 06/01/20	2,047

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	KB Home,
478	7.500%, 09/15/22	545
200	8.000%, 03/15/20	236
150	9.100%, 09/15/17	179
295	Kennedy-Wilson, Inc., 8.750%, 04/01/19	324
3,030	Key Energy Services, Inc., 6.750%, 03/01/21	3,166
5,600	Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18	6,286
555	Laredo Petroleum, Inc., 7.375%, 05/01/22	610
600	Lear Corp., 8.125%, 03/15/20	676
665	Lender Processing Services, Inc., 5.750%, 04/15/23	710
	Lennar Corp.,
375	4.750%, 11/15/22 (e)	378
635	6.950%, 06/01/18	728
555	12.250%, 06/01/17	742
	Level 3 Communications, Inc.,
1,065	8.875%, 06/01/19 (e)	1,177
1,750	11.875%, 02/01/19	2,058
	Level 3 Financing, Inc.,
859	7.000%, 06/01/20 (e)	908
7,473	8.125%, 07/01/19	8,239
2,065	8.625%, 07/15/20	2,334
4,393	9.375%, 04/01/19	4,953
1,986	Libbey Glass, Inc., 6.875%, 05/15/20	2,177
870	Liberty Interactive LLC, 8.250%, 02/01/30	974
	Liberty Mutual Group, Inc.,
202	6.500%, 05/01/42 (e)	238
3,000	7.800%, 03/15/37 (e)	3,525
2,644	VAR, 10.750%, 06/15/58 (e)	4,098
350	Liberty Tire Recycling, 11.000%, 10/01/16 (e)	359
200	LifePoint Hospitals, Inc., 6.625%, 10/01/20	218
1,100	Limited Brands, Inc., 6.625%, 04/01/21	1,264
	Linn Energy LLC/Linn Energy Finance Corp.,
5,050	6.250%, 11/01/19 (e)	5,277
3,350	7.750%, 02/01/21	3,668
765	Live Nation Entertainment, Inc., 7.000%, 09/01/20 (e)	833
400	Longview Fibre Paper & Packaging, Inc., 8.000%, 06/01/16 (e)	418
300	Louisiana-Pacific Corp., 7.500%, 06/01/20	340
4,383	Lynx I Corp., 5.375%, 04/15/21 (e)	4,679
343	Lynx II Corp., 6.375%, 04/15/23 (e)	371
1,408	M/I Homes, Inc., 8.625%, 11/15/18	1,563
2,695	Manitowoc Co., Inc. (The), 8.500%, 11/01/20	3,072

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
6,215	Marina District Finance Co., Inc., 9.875%, 08/15/18	6,611
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
585	4.500%, 07/15/23	610
1,500	5.500%, 02/15/23	1,646
367	6.250%, 06/15/22	408
325	6.500%, 08/15/21	359
925	6.750%, 11/01/20	1,022
637	Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.250%, 02/15/21 (e)	653
	Masco Corp.,
261	5.950%, 03/15/22	296
56	7.125%, 03/15/20	65
430	MasTec, Inc., 4.875%, 03/15/23	430
450	McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 9.750%, 04/01/21 (e)	464
275	MDC Holdings, Inc., 6.000%, 01/15/43	269
245	Mead Products LLC/ACCO Brands Corp., 6.750%, 04/30/20 (e)	260
1,100	Media General, Inc., 11.750%, 02/15/17	1,243
115	Mediacom Broadband LLC/Mediacom Broadband Corp., 6.375%, 04/01/23	121
	Mediacom LLC/Mediacom Capital Corp.,
290	7.250%, 02/15/22	320
950	9.125%, 08/15/19	1,062
1,000	MEMC Electronic Materials, Inc., 7.750%, 04/01/19	930
350	Memorial Production Partners LP/Memorial Production Finance Corp., 7.625%, 05/01/21 (e)	357
574	Meritage Homes Corp., 7.000%, 04/01/22	647
24,100	MetLife, Inc., 6.400%, 12/15/36	26,908
	MetroPCS Wireless, Inc.,
3,733	6.250%, 04/01/21 (e)	4,008
2,179	6.625%, 11/15/20	2,359
55	7.875%, 09/01/18	61
	MGM Resorts International,
3,325	6.750%, 10/01/20 (e)	3,649
4,770	7.625%, 01/15/17	5,414
1,196	7.750%, 03/15/22	1,366
9,100	8.625%, 02/01/19	10,784
3,350	11.375%, 03/01/18	4,330
2,175	Michael Foods Group, Inc., 9.750%, 07/15/18	2,439
5,800	Michael’s Stores, Inc., 7.750%, 11/01/18	6,373

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
527	Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 10.750%, 10/01/20 (e)	580
868	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21 (e)	903
150	Mobile Mini, Inc., 7.875%, 12/01/20	168
150	Moog, Inc., 7.250%, 06/15/18	156
	Motors Liquidation Co.,
10	6.750%, 05/01/28 (d) (i)	—	(h)
11	7.750%, 03/15/36 (d) (i)	—	(h)
115	8.375%, 07/15/33 (d) (i)	—	(h)
778	MPT Operating Partnership LP/MPT Finance Corp., 6.375%, 02/15/22	842
2,253	MultiPlan, Inc., 9.875%, 09/01/18 (e)	2,537
4,000	Mylan, Inc., 7.875%, 07/15/20 (e)	4,676
700	National Mentor Holdings, Inc., 12.500%, 02/15/18 (e)	760
	Nationstar Mortgage LLC/Nationstar Capital Corp.,
272	6.500%, 07/01/21 (e)	285
434	7.875%, 10/01/20 (e)	486
212	9.625%, 05/01/19 (e)	245
209	9.625%, 05/01/19 (e)	242
400	Navigator Holdings Ltd., 9.000%, 12/18/17 (e)	410
	Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc.,
1,518	9.250%, 04/15/19 (e)	1,658
243	NCR Corp., 5.000%, 07/15/22 (e)	246
50	Neebo, Inc., 15.000%, 06/30/16 (e)	50
220	Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., PIK, 10.750%, 02/15/18 (e)	219
714	Netflix, Inc., 5.375%, 02/01/21 (e)	735
	New Albertsons, Inc.,
1,167	7.450%, 08/01/29	912
965	8.000%, 05/01/31	771
190	8.700%, 05/01/30	157
	Newfield Exploration Co.,
429	5.625%, 07/01/24	461
425	5.750%, 01/30/22	470
975	6.875%, 02/01/20	1,063
250	7.125%, 05/15/18	260
1,118	Nexstar Broadcasting, Inc., 6.875%, 11/15/20 (e)	1,191
2,500	Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, 04/15/17	2,737
685	Nielsen Finance LLC/Nielsen Finance Co., 4.500%, 10/01/20 (e)	700

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	27

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	NII Capital Corp.,
4,107	7.625%, 04/01/21	3,635
765	8.875%, 12/15/19	719
10	10.000%, 08/15/16	10
752	Nortek, Inc., 8.500%, 04/15/21	840
3,800	Northwest Airlines 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	4,256
	NRG Energy, Inc.,
2,266	6.625%, 03/15/23 (e)	2,470
5,245	7.625%, 01/15/18	6,078
2,236	7.875%, 05/15/21	2,532
1,000	8.250%, 09/01/20	1,137
1,025	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	1,066
400	Ocean Rig UDW, Inc., 9.500%, 04/27/16 (e)	422
	Oil States International, Inc.,
286	5.125%, 01/15/23 (e)	294
2,045	6.500%, 06/01/19	2,198
1,325	Olin Corp., 5.500%, 08/15/22	1,381
2,000	Omnicare, Inc., 7.750%, 06/01/20	2,258
905	OMNOVA Solutions, Inc., 7.875%, 11/01/18	974
120	OnCure Holdings, Inc., 11.750%, 05/15/17	59
886	Onex USI Aquisition Corp., 7.750%, 01/15/21 (e)	913
610	Oppenheimer Holdings, Inc., 8.750%, 04/15/18	660
400	Oshkosh Corp., 8.500%, 03/01/20	448
3,250	PAETEC Holding Corp., 9.875%, 12/01/18	3,737
4,521	Party City Holdings, Inc., 8.875%, 08/01/20 (e)	5,109
776	PBF Holding Co. LLC/PBF Finance Corp., 8.250%, 02/15/20	877
	Peabody Energy Corp.,
410	6.000%, 11/15/18	443
5,155	6.250%, 11/15/21	5,496
557	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.375%, 06/01/20	602
370	Penske Automotive Group, Inc., 5.750%, 10/01/22 (e)	392
	Petrohawk Energy Corp.,
750	7.250%, 08/15/18	830
200	7.875%, 06/01/15	205
750	10.500%, 08/01/14	793
600	PetroLogistics LP/PetroLogistics Finance Corp., 6.250%, 04/01/20 (e)	609
325	PHI, Inc., 8.625%, 10/15/18	355

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
2,040	Pilgrim’s Pride Corp., 7.875%, 12/15/18	2,213
585	Pinnacle Entertainment, Inc., 8.750%, 05/15/20	648
1,110	Pioneer Energy Services Corp., 9.875%, 03/15/18	1,220
	Pioneer Natural Resources Co.,
425	6.875%, 05/01/18	519
231	7.500%, 01/15/20	298
	Plains Exploration & Production Co.,
8,163	6.500%, 11/15/20	9,102
1,309	6.750%, 02/01/22	1,479
1,088	6.875%, 02/15/23	1,239
19,203	PNC Financial Services Group, Inc., VAR, 6.750%, 08/01/21 (x)	22,055
3,127	Polymer Group, Inc., 7.750%, 02/01/19	3,436
	PolyOne Corp.,
1,336	5.250%, 03/15/23 (e)	1,410
1,439	7.375%, 09/15/20	1,615
2,850	Post Holdings, Inc., 7.375%, 02/15/22	3,163
3,365	PPL Capital Funding, Inc., VAR, 6.700%, 03/30/67	3,575
136	Prestige Brands, Inc., 8.125%, 02/01/20	156
150	Prince Mineral Holding Corp., 11.500%, 12/15/19 (e)	167
	Prudential Financial, Inc.,
18,735	VAR, 5.625%, 06/15/43	19,672
12,685	VAR, 5.875%, 09/15/42	13,707
	QEP Resources, Inc.,
494	5.250%, 05/01/23	525
975	5.375%, 10/01/22	1,039
1,871	6.875%, 03/01/21	2,156
1,500	Quiksilver, Inc., 6.875%, 04/15/15	1,502
	QVC, Inc.,
200	5.125%, 07/02/22	215
1,005	7.375%, 10/15/20 (e)	1,115
1,275	Qwest Capital Funding, Inc., 7.750%, 02/15/31	1,325
180	Qwest Communications International, Inc., 7.125%, 04/01/18	187
	R.R. Donnelley & Sons Co.,
465	7.625%, 06/15/20	502
665	7.875%, 03/15/21	725
3,220	Radiation Therapy Services, Inc., 8.875%, 01/15/17	3,067
1,250	Radio Systems Corp., 8.375%, 11/01/19 (e)	1,359
	Rain CII Carbon LLC/CII Carbon Corp.,
750	8.000%, 12/01/18 (e)	801

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
515	8.250%, 01/15/21 (e)	560
	Range Resources Corp.,
569	5.000%, 08/15/22	606
652	5.000%, 03/15/23 (e)	695
10	6.750%, 08/01/20	11
200	7.250%, 05/01/18	207
3,350	RBS Global, Inc./Rexnord LLC, 8.500%, 05/01/18	3,668
	Real Mex Restaurants, Inc.,
137	11.000%, 03/15/14 (i)	137
26	19.000%, 03/21/18 (i)	26
232	PIK, 19.000%, 03/21/16 (i)	129
4,015	Realogy Group LLC, 7.625%, 01/15/20 (e)	4,607
275	Regal Cinemas Corp., 8.625%, 07/15/19	305
315	Regal Entertainment Group, 5.750%, 02/01/25	317
	Regency Energy Partners LP/Regency Energy Finance Corp.,
292	4.500%, 11/01/23 (e)	302
2,245	5.500%, 04/15/23	2,458
1,145	6.500%, 07/15/21	1,283
855	Regions Bank, 7.500%, 05/15/18	1,061
150	Rent-A-Center, Inc., 4.750%, 05/01/21 (e)	151
317	Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.500%, 04/15/21 (e)	325
	Resolute Forest Products, Inc.,
660	5.875%, 05/15/23 (e)	652
2,654	10.250%, 10/15/18	3,100
600	Revlon Consumer Products Corp., 5.750%, 02/15/21 (e)	618
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
6,060	5.750%, 10/15/20	6,348
400	6.875%, 02/15/21	436
2,100	7.125%, 04/15/19	2,263
2,400	7.875%, 08/15/19	2,688
2,750	8.500%, 05/15/18	2,928
9,525	9.000%, 04/15/19	10,287
8,782	9.875%, 08/15/19	9,858
905	RHP Hotel Properties LP/RHP Finance Corp., 5.000%, 04/15/21 (e)	925
	Rite Aid Corp.,
2,581	7.500%, 03/01/17	2,658
950	9.250%, 03/15/20	1,100
3,000	9.500%, 06/15/17	3,120
1,250	10.250%, 10/15/19	1,441

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
310	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19 (e)	343
567	Rockies Express Pipeline LLC, 6.000%, 01/15/19 (e)	558
860	Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10.000%, 06/01/20 (e)	995
330	Rosetta Resources, Inc., 5.625%, 05/01/21	344
630	RSI Home Products, Inc., 6.875%, 03/01/18 (e)	658
775	Ryerson, Inc./Joseph T. Ryerson & Son, Inc., 9.000%, 10/15/17 (e)	845
320	Sabine Oil & Gas LLC/Sabine Oil & Gas Finance Corp., 9.750%, 02/15/17	329
	Sabine Pass Liquefaction LLC,
1,337	5.625%, 02/01/21 (e)	1,384
492	5.625%, 04/15/23 (e)	505
6,240	Sabre, Inc., 8.500%, 05/15/19 (e)	6,942
1,500	Sally Holdings LLC/Sally Capital, Inc., 6.875%, 11/15/19	1,678
5,500	Samson Investment Co., 9.750%, 02/15/20 (e)	5,844
4,000	SandRidge Energy, Inc., 7.500%, 03/15/21	4,150
91	SBA Telecommunications, Inc., 5.750%, 07/15/20 (e)	97
3,150	Scotts Miracle-Gro Co. (The), 7.250%, 01/15/18	3,351
	Sealed Air Corp.,
433	5.250%, 04/01/23 (e)	448
600	6.500%, 12/01/20 (e)	671
4,785	8.375%, 09/15/21 (e)	5,598
500	Sears Holdings Corp., 6.625%, 10/15/18	496
1,600	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	1,728
6,828	Serta Simmons Holdings LLC, 8.125%, 10/01/20 (e)	7,297
	Service Corp. International,
680	6.750%, 04/01/16	760
2,842	7.000%, 05/15/19	3,109
2,000	7.500%, 04/01/27	2,255
250	7.625%, 10/01/18	297
805	8.000%, 11/15/21	986
408	Shearer’s Foods LLC/Chip Fin Corp., 9.000%, 11/01/19 (e)	454
678	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e)	678
443	Sidewinder Drilling, Inc., 9.750%, 11/15/19 (e)	460
300	Simmons Foods, Inc., 10.500%, 11/01/17 (e)	303

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	29

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	Sinclair Television Group, Inc.,
2,829	5.375%, 04/01/21 (e)	2,864
1,580	6.125%, 10/01/22 (e)	1,675
435	8.375%, 10/15/18	485
365	Sirius XM Radio, Inc., 5.250%, 08/15/22 (e)	377
	Sitel LLC/Sitel Finance Corp.,
666	11.000%, 08/01/17 (e)	714
805	11.500%, 04/01/18	538
645	Six Flags Entertainment Corp., 5.250%, 01/15/21 (e)	668
440	Sky Growth Acquisition Corp., 7.375%, 10/15/20 (e)	470
	SM Energy Co.,
825	6.500%, 11/15/21	907
400	6.500%, 01/01/23	442
2,093	6.625%, 02/15/19	2,253
500	Smithfield Foods, Inc., 7.750%, 07/01/17	588
933	Spectrum Brands Escrow Corp., 6.625%, 11/15/22 (e)	1,029
	Spectrum Brands, Inc.,
1,225	6.750%, 03/15/20	1,335
4,945	9.500%, 06/15/18	5,557
585	Speedway Motorsports, Inc., 6.750%, 02/01/19	628
	Sprint Capital Corp.,
1,059	6.900%, 05/01/19	1,151
15,404	8.750%, 03/15/32	18,215
	Sprint Nextel Corp.,
1,115	6.000%, 12/01/16	1,210
2,300	6.000%, 11/15/22	2,398
1,750	7.000%, 03/01/20 (e)	1,990
4,335	7.000%, 08/15/20	4,747
350	8.375%, 08/15/17	408
14,845	9.000%, 11/15/18 (e)	18,259
305	11.500%, 11/15/21	422
820	SquareTwo Financial Corp., 11.625%, 04/01/17	851
	Standard Pacific Corp.,
375	8.375%, 05/15/18	447
760	8.375%, 01/15/21	909
219	10.750%, 09/15/16	273
	Steel Dynamics, Inc.,
640	5.250%, 04/15/23 (e)	663
330	6.125%, 08/15/19 (e)	361
330	6.375%, 08/15/22 (e)	361
850	7.625%, 03/15/20	952

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
95	Stewart Enterprises, Inc., 6.500%, 04/15/19	102
1,337	Stone Energy Corp., 7.500%, 11/15/22	1,464
155	Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 08/01/21	172
414	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 8.625%, 04/15/16 (e)	442
	SunGard Data Systems, Inc.,
500	6.625%, 11/01/19 (e)	532
2,750	7.375%, 11/15/18	2,970
1,001	7.625%, 11/15/20	1,106
2,510	SUPERVALU, Inc., 8.000%, 05/01/16	2,748
	Swift Energy Co.,
450	7.125%, 06/01/17	461
1,176	7.875%, 03/01/22	1,226
929	8.875%, 01/15/20	1,011
772	Talos Production LLC/Talos Production Finance, Inc., 9.750%, 02/15/18 (e)	760
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
850	5.250%, 05/01/23 (e)	901
290	6.375%, 08/01/22	324
655	6.875%, 02/01/21	729
116	7.875%, 10/15/18	127
	Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
807	5.250%, 04/15/21 (e)	825
352	7.750%, 04/15/20 (e)	395
	Tenet Healthcare Corp.,
371	4.500%, 04/01/21 (e)	378
3,875	4.750%, 06/01/20 (e)	4,030
510	6.250%, 11/01/18	575
9,398	8.000%, 08/01/20	10,573
2,813	9.250%, 02/01/15	3,175
	Terex Corp.,
1,435	6.000%, 05/15/21	1,543
2,200	6.500%, 04/01/20	2,398
275	Tesoro Corp., 5.375%, 10/01/22	293
1,068	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875%, 10/01/20 (e)	1,148
1,200	Thermadyne Holdings Corp., 9.000%, 12/15/17	1,314
1,150	Titan International, Inc., 7.875%, 10/01/17 (e)	1,236
	Toll Brothers Finance Corp.,
725	4.375%, 04/15/23	738
671	5.875%, 02/15/22	751

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
905	Tops Holding Corp./Tops Markets LLC, 8.875%, 12/15/17 (e)	1,010
1,300	Toys R Us, Inc., 7.375%, 09/01/16 (e)	1,354
270	TRAC Intermodal LLC/TRAC Intermodal Corp., 11.000%, 08/15/19 (e)	297
	TransDigm, Inc.,
480	5.500%, 10/15/20 (e)	512
500	7.750%, 12/15/18	554
548	TransUnion Holding Co., Inc., PIK, 8.875%, 06/15/18 (e)	589
	Triumph Group, Inc.,
150	8.000%, 11/15/17	160
35	8.625%, 07/15/18	39
1,665	Tronox Finance LLC, 6.375%, 08/15/20 (e)	1,661
1,995	Tutor Perini Corp., 7.625%, 11/01/18	2,115
750	U.S. Airways 2012-2 Class A Pass-Through Trust, 4.625%, 06/03/25	788
330	U.S. Airways 2013-1 Class A Pass-Through Trust, 3.950%, 11/15/25	332
1,755	U.S. Airways 2013-1 Class B Pass-Through Trust, 5.375%, 11/15/21	1,788
460	U.S. Coatings Acquisition, Inc./Flash Dutch 2 B.V., 7.375%, 05/01/21 (e)	491
19	U.S. Concrete, Inc., 9.500%, 10/01/15	19
535	UAL 2007-1 Pass-Through Trust, 6.636%, 07/02/22	585
207	UAL 2009-2B Pass-Through Trust, 12.000%, 01/15/16 (e)	233
5,945	UBS Preferred Funding Trust V, VAR, 6.243%, 05/15/16 (x)	6,265
2,100	UCI International, Inc., 8.625%, 02/15/19	2,208
422	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19 (e)	439
3,155	Unit Corp., 6.625%, 05/15/21	3,376
	United Rentals North America, Inc.,
274	5.750%, 07/15/18	299
300	6.125%, 06/15/23	323
435	7.375%, 05/15/20	493
6,132	7.625%, 04/15/22	7,036
5,355	8.250%, 02/01/21	6,105
2,725	8.375%, 09/15/20	3,079
235	9.250%, 12/15/19	268
	United States Steel Corp.,
465	6.875%, 04/01/21	480
875	7.375%, 04/01/20	923
395	7.500%, 03/15/22	416
4,112	United Surgical Partners International, Inc., 9.000%, 04/01/20	4,647

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Univision Communications, Inc.,
2,860	6.750%, 09/15/22 (e)	3,175
750	7.875%, 11/01/20 (e)	844
500	8.500%, 05/15/21 (e)	557
1,000	US Oncology Holdings, Inc., 9.125%, 08/15/17 (d)	39
1,870	Vail Resorts, Inc., 6.500%, 05/01/19	2,013
970	Valassis Communications, Inc., 6.625%, 02/01/21	1,028
	Valeant Pharmaceuticals International,
3,355	6.375%, 10/15/20 (e)	3,716
1,000	6.500%, 07/15/16 (e)	1,042
2,765	6.750%, 10/01/17 (e)	3,000
2,800	6.750%, 08/15/21 (e)	3,094
5,000	7.000%, 10/01/20 (e)	5,525
500	7.250%, 07/15/22 (e)	566
	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
1,398	7.750%, 02/01/19	1,518
2,120	8.000%, 02/01/18	2,295
660	Vanguard Natural Resources LLC/VNR Finance Corp., 7.875%, 04/01/20	716
471	Viasystems, Inc., 7.875%, 05/01/19 (e)	503
568	Virgin Media Finance LLC, 8.375%, 10/15/19 (i)	—
2,835	Visteon Corp., 6.750%, 04/15/19	3,058
	Vulcan Materials Co.,
355	6.500%, 12/01/16	398
3,031	7.500%, 06/15/21	3,577
	VWR Funding, Inc.,
1,130	7.250%, 09/15/17 (e)	1,204
150	10.750%, 06/30/17 (e)	156
2,380	W&T Offshore, Inc., 8.500%, 06/15/19	2,594
4,850	Wachovia Capital Trust III, VAR, 5.570%, 06/03/13 (x)	4,874
623	Walter Energy, Inc., 8.500%, 04/15/21 (e)	648
1,201	Wells Enterprises, Inc., 6.750%, 02/01/20 (e)	1,303
31,140	Wells Fargo & Co., VAR, 7.980%, 03/15/18 (x)	36,083
386	Western Refining, Inc., 6.250%, 04/01/21 (e)	400
589	WEX, Inc., 4.750%, 02/01/23 (e)	589
1,008	Weyerhaeuser Co., 8.500%, 01/15/25	1,443
	Windstream Corp.,
404	6.375%, 08/01/23	418
624	7.750%, 10/15/20	685
4,290	7.750%, 10/01/21	4,740
4,575	8.125%, 09/01/18	5,033

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	31

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
715	WMG Acquisition Corp., 6.000%, 01/15/21 (e)	765
20	Wok Acquisition Corp., 10.250%, 06/30/20 (e)	22
	WPX Energy, Inc.,
835	5.250%, 01/15/17	894
7,760	6.000%, 01/15/22	8,400
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
500	5.375%, 03/15/22	543
600	7.750%, 08/15/20	687
3,150	Yankee Candle Co., Inc., 9.750%, 02/15/17	3,264
	Zayo Group LLC/Zayo Capital, Inc.,
350	8.125%, 01/01/20	395
1,460	10.125%, 07/01/20	1,726

		1,736,776

	Venezuela — 0.1%
5,380	Petroleos de Venezuela S.A., Reg. S, 8.500%, 11/02/17	5,192

	Total Corporate Bonds (Cost $1,915,554)	2,029,591

Foreign Government Securities — 4.7%
	Argentina — 0.1%
5,349	Provincia de Buenos Aires, Reg. S, 10.875%, 01/26/21	3,824
3,252	Republic of Argentina, 8.280%, 12/31/33	1,919

		5,743

	Aruba — 0.1%
6,940	Aruba, 4.625%, 09/14/23 (e)	7,179

	Brazil — 0.5%
	Citigroup, Inc., CLN, 0.000%, 01/03/17 (linked to Federal Republic of Brazil, 6.000%, 01/17/17; credit rating BBB),
10,805	VAR, 0.000%, 01/03/17 (i)	9,781
5,791	VAR, 0.000%, 01/03/17 (e) (i)	5,273
1,430	Citigroup, Inc., CLN, 10.000%, 01/03/17 (linked to Federal Republic of Brazil, 10.000%, 01/03/17; credit rating BBB) (e) (i)	1,337
11,000	Federal Republic of Brazil, 11.000%, 08/17/40	13,464

		29,855

	Costa Rica — 0.2%
10,250	Republic of Costa Rica, Reg. S, 9.995%, 08/01/20	13,991

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Dominican Republic — 0.3%
	Government of Dominican Republic,
1,110	5.875%, 04/18/24 (e)	1,127
4,000	9.040%, 01/23/18 (e)	4,510
11,921	Reg. S, 9.040%, 01/23/18	13,441

		19,078

	El Salvador — 0.1%
4,180	Republic of El Salvador, Reg. S, 7.750%, 01/24/23	5,079

	Ghana — 0.2%
4,690	Citigroup, Inc., CLN, 23.000%, 08/27/17 (linked to Republic of Ghana, 23.000%, 08/21/17; credit rating B+) (e) (i)	4,206
8,050	Republic of Ghana, Reg. S, 8.500%, 10/04/17	9,237
1,370	Standard Bank plc, CLN, 21.000%, 10/28/15 (linked to Government of Ghana 3-Year Bond, 21.000%, 10/26/15; credit rating B) (e) (i)	1,354

		14,797

	Honduras — 0.0% (g)
1,330	Republic of Honduras, 7.500%, 03/15/24 (e)	1,343

	Hungary — 0.3%
	Republic of Hungary,
17,810	7.625%, 03/29/41	20,882

		20,882

	Indonesia — 0.4%
	Republic of Indonesia,
18,242	Reg. S, 11.625%, 03/04/19	27,112

		27,112

	Iraq — 0.2%
16,975	Republic of Iraq, Reg. S, 5.800%, 01/15/28	15,490

	Nigeria — 0.1%
6,100	Citigroup, Inc., CLN, 16.390%, 01/31/22 (linked to Nigeria Treasury Bond, 16.390%, 01/27/22; credit rating BB-) (e) (i)	6,257

	Philippines — 0.3%
10,080	Republic of Philippines, 10.625%, 03/16/25	17,237

	Romania — 0.4%
	Romanian Government International Bond,
20,800	6.750%, 02/07/22 (e)	25,532

		25,532

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — Continued
	Russia — 0.4%
13,490	Russian Federation, Reg. S, 12.750%, 06/24/28	26,542

	Serbia — 0.4%
19,240	Republic of Serbia, Reg. S, 7.250%, 09/28/21	22,415

	South Africa — 0.0% (g)
2,002	Deutsche Bank AG, CLN, 10.500%, 12/21/26 (linked to Republic of South Africa, 10.500%, 12/21/26, credit rating BBB+) (a) (e)	2,002

	Ukraine — 0.2%
	Republic of Ukraine,
10,150	9.250%, 07/24/17 (e)	10,835

	Uruguay — 0.1%
	Republic of Uruguay,
2,080	7.625%, 03/21/36	3,131
1,230	8.000%, 11/18/22	1,771

		4,902

	Venezuela — 0.4%
	Republic of Venezuela,
5,940	Reg. S, 9.000%, 05/07/23	5,598
7,835	Reg. S, 11.950%, 08/05/31	8,540
12,930	Reg. S, 12.750%, 08/23/22	14,708

		28,846

	Total Foreign Government Securities (Cost $287,266)	305,117

Loan Assignments — 1.0%
	United States — 1.0%
866	Alcatel-Lucent USA, Inc., U.S. Term Loan, VAR, 7.250%, 01/30/19	887
188	Alon USA Partners, LP, MLP Term Loans, VAR, 9.250%, 11/13/18	196
	Aot Holding Ltd., 1st Lien Senior Secured Term Loan,
447	VAR, 5.000%, 10/01/19	452
324	VAR, 5.000%, 10/01/19	328
228	VAR, 5.000%, 10/01/19	230
43	VAR, 5.000%, 10/01/19	44
43	VAR, 5.000%, 10/01/19	44
40	VAR, 5.000%, 10/01/19	41
3	VAR, 5.000%, 10/01/19	3
941	Aptalis Pharma, Inc., Term B-2 Loan, VAR, 5.500%, 02/10/17	949
	Aptalis Pharma, Inc., Term Loan,
1,166	VAR, 5.500%, 02/10/17	1,176
126	VAR, 5.500%, 02/10/17	127

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,265	Arch Coal, Term Loan, VAR, 5.750%, 05/16/18	1,281
	Attachmate Corp., 1st Lien Term Loan,
898	VAR, 7.250%, 11/22/17	909
27	VAR, 7.250%, 11/22/17	27
	Autoparts Holdings Ltd., Term Loan,
79	VAR, 6.500%, 07/29/17	80
40	VAR, 6.500%, 07/29/17	41
617	Avaya, Inc., Term Loan B-3 Extending Tranche, VAR, 4.788%, 10/26/17	574
399	Avaya, Inc., Term Loan B5, VAR, 8.000%, 03/31/18	399
294	AZ Chem U.S., Inc., Term Loan, VAR, 5.250%, 12/22/17	298
	Barrington Broadcasting, Tranche 2 Term Loan,
241	VAR, 7.500%, 06/14/17	242
38	VAR, 7.500%, 06/14/17	38
4,251	Caesars Entertainment Operating Co., Inc., Extended B-6 Term Loan, VAR, 5.450%, 01/28/18	3,855
248	Catalent Pharma Solutions, Inc., Dollar Term-2 Loan, VAR, 4.250%, 09/15/17	250
244	Catalent Pharma Solutions, Inc., Extended Dollar Term-1 Loan, VAR, 3.698%, 09/15/16	246
481	CCM Merger, Inc., Term Loan, VAR, 6.000%, 03/01/17	486
390	CDW Corporation, 2nd Lien Term Loan, VAR, 04/25/20 ^	391
821	Cengage Learning Acquisitions, Term Loan, VAR, 2.700%, 07/03/14	641
173	Cengage Learning Acquisitions, Tranche B Term Loan Extended, VAR, 5.700%, 07/05/17	129
186	Ceridian Corp., Extended U.S. Term Loan, VAR, 5.949%, 05/09/17	189
1,235	Chrysler, Term Loan B, VAR, 6.000%, 05/24/17	1,251
4,196	Clear Channel Communications, Inc., Term Loan B, VAR, 3.848%, 01/29/16	3,845
1,213	Cricket Communications, Term Loan C, VAR, 4.750%, 03/01/20	1,218
299	Cristal Inorganic Chemicals (Millennium), 2nd Lien, VAR, 6.034%, 11/15/14	300
311	Ducommun, Inc., Term Loan, VAR, 4.750%, 06/28/17	317
945	Dupont Performance, Term Loan, VAR, 4.750%, 02/01/20	957
676	Edwards Ltd., Term Loan, VAR, 4.750%, 03/26/20	679

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	33

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — Continued
	United States — Continued
	Entercom Radio LLC, Term Loan,
220	VAR, 5.000%, 11/23/18	223
15	VAR, 5.000%, 11/23/18	15
5	VAR, 6.000%, 11/23/18	5
1,400	First Data Corp., Extended 2018 Dollar Term Loan, VAR, 4.199%, 03/23/18	1,395
736	FMG Resources Pty Ltd., Term Loan, VAR, 5.250%, 10/18/17	749
	FOCUS Brands, Inc., 1st Lien Term Loan,
529	VAR, 6.250%, 02/21/18	534
187	VAR, 6.250%, 02/21/18	189
13	VAR, 7.250%, 02/21/18	13
447	FGI Operating Company, LLC, Term B Loan, VAR, 5.500%, 04/19/19	447
685	Freescale Semiconductor Inc., Term B Loan, VAR, 5.000%, 03/01/20	694
400	Graton Economic Development Authority, Closing Date Term Loan B, VAR, 9.000%, 08/22/18	419
2,540	Gymboree, Initial Term Loan (A & R), VAR, 5.000%, 02/23/18	2,482
	High Liner Foods, Inc., Term Loan,
6	VAR, 4.750%, 12/19/17	6
255	VAR, 4.750%, 12/19/17	257
282	Hubbard Radio LLC, 1st Lien Term Loan B, VAR, 4.500%, 04/28/17	287
771	Infor (U.S.), Inc., Tranche B-2 Term Loan, VAR, 5.250%, 04/05/18	783
477	Interactive Data Corp., Term Loan, VAR, 3.750%, 02/11/18	481
	Intrawest, 1st Lien Term Loan,
426	VAR, 7.000%, 12/04/17	432
223	VAR, 7.000%, 12/04/17	227
290	inVentiv Health, Consolidated Term Loan, VAR, 7.500%, 08/04/16	287
335	Jacobs Entertainment, Tranche B Loan, VAR, 6.250%, 10/29/18	338
597	Magic Newco, LLC, USD 1st Lien Term Loan, VAR, 7.250%, 12/12/18	607
520	Mc-Graw Hill Education, 1st Lien Term Loan, VAR, 9.000%, 03/22/19	520
414	MEG Energy Corp., Incremental Term Loan, VAR, 3.750%, 03/31/20	418
550	Mohegan Tribal Gaming Authority, Term Loan, VAR, 9.000%, 03/31/16	567
891	National Mentor Holdings, Inc., Tranche B-1 Term Loan, VAR, 6.500%, 02/09/17	903

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,217	Sabine Oil & Gas (NFR Energy), Term Loan, VAR, 8.750%, 12/31/18	1,249
847	Noranda Aluminum, Term B Loan, VAR, 5.750%, 02/28/19	857
299	NXP B.V., Tranche C Term Loan, VAR, 4.750%, 01/10/20	306
	R.H. Donnelley, Inc., Exit Term Loan,
648	VAR, 9.000%, 10/24/14 ^	465
628	VAR, 9.000%, 10/24/14 ^	451
979	Radio One, Term Loan, VAR, 7.500%, 03/31/16	1,002
100	Realogy Corp., Extended Synthetic Commitments, VAR, 4.454%, 10/10/16	101
954	Remy International, Term Loan, VAR, 4.250%, 02/28/20	963
	Reynolds Group Holdings, U.S. Term Loan,
120	VAR, 4.750%, 09/28/18	121
73	VAR, 4.750%, 09/28/18	74
139	VAR, 4.750%, 09/28/18	142
323	Rice Energy, Term Loan, VAR, 8.500%, 09/30/18	325
395	Rite Aid Corp., 2nd Lien Term Loan, VAR, 5.750%, 08/21/20	410
307	Road Infrastructure Investment LLC, 1st Lien Term Loan, VAR, 6.250%, 03/30/18	310
422	ROC Finance LLC, Funded Term B Loan, VAR, 8.500%, 08/19/17	433
58	ROC Finance LLC, Incremental 18-Month Delayed Draw Term B Loans, VAR, 8.500%, 08/19/17	59
670	ROC Finance LLC, Term Loan, VAR, 05/22/19 ^	676
	Roofing Supply Group, Term Loan,
57	VAR, 5.000%, 05/31/19	57
67	VAR, 5.000%, 05/31/19	68
1,425	RP Crown Parent LLC, 1st Lien Term Loan, VAR, 6.750%, 12/14/18	1,455
277	Sourcehov LLC, 2nd Lien Term Loan, VAR, 04/30/19 ^	282
341	St. George’s University, Term Loan, VAR, 8.500%, 12/20/17	340
1,250	Station Casinos, Term Loan, VAR, 5.000%, 03/01/20	1,264
644	Summit Materials LLC, Term Loan, VAR, 5.000%, 01/30/19	648
1,911	SUPERVALU, Inc., Term Loan B, VAR, 6.250%, 03/21/19 ^	1,940
990	Syniverse Holdings, Inc., Initial Term Loan, VAR, 5.000%, 04/23/19	998

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — Continued
	United States — Continued
3	VAR, 5.000%, 04/23/19	2
	Texas Competitive Electric, Extended Term Loan,
1,470	VAR, 4.700%, 10/10/17	1,081
752	VAR, 4.792%, 10/10/17	553
	Texas Competitive Electric, Non-Extended Term Loan,
809	VAR, 3.700%, 10/10/14	607
414	VAR, 3.792%, 10/10/14	311
349	Tronox, Term Loan, VAR, 4.500%, 03/19/20	354
975	UCI International, Inc., Term Loan, VAR, 5.500%, 07/26/17	980
2,503	Univision Communications, Inc, 1st Lien Term Loan, VAR, 4.750%, 03/01/20	2,525
597	Vanguard Health Systems, Inc., Term Loan B, VAR, 3.750%, 01/29/16	604
754	Vertis, Inc., 1st Lien Term Loan, VAR, 14.000%, 12/21/15 (d) (i)	41
255	Virgin Media, Term Loan B, VAR, 02/14/20 ^	255
1,646	Visant Corp., Tranche B Term Loans, VAR, 5.250%, 12/22/16	1,600
1,658	Wabash, Initial Term Loan, VAR, 7.000%, 05/08/19	1,663
1,005	Walter Investment Management Corp., Tranche B Term Loan, VAR, 5.750%, 11/28/17	1,021

	Total Loan Assignments (Cost $63,010)	62,991

SHARES
Preferred Stocks — 3.0%
	Cayman Islands — 0.0% (g)
3	XLIT Ltd., Series D, VAR, 3.397%, 10/29/49 (a)	2,114

	Luxembourg — 0.1%
300	ArcelorMittal, 6.000%, 01/15/16 (a)	6,202

	United Kingdom — 0.1%
98	AngloGold Ashanti Holdings Finance plc, 6.000%, 09/15/13 (a)	2,327

	United States — 2.8%
3	Ally Financial, Inc., 7.000%, 05/31/13 ($1,000 par value) @ (a) (e)	3,445
7	Bank of America Corp., 7.250%, 12/31/49 ($1,000 par value) @ (a)	9,232
584	Bank of New York Mellon Corp. (The), 5.200%, 09/20/17 ($25 par value) @ (a)	14,952
69	BB&T Corp., Series E, 5.625%, 08/01/17 ($25 par value) @ (a)	1,766

SHARES		SECURITY DESCRIPTION	VALUE

		United States — Continued
476		BB&T Corp., Series F, 5.200%, 11/01/17 ($25 par value) @ (a)	11,947
117		Boston Properties, Inc., 5.250%, 03/27/18 ($25 par value) @ (a)	2,979
6		Citigroup Capital XIII, VAR, 7.875%, 10/30/40 (a)	169
249		Cliffs Natural Resources, Inc., 7.000%, 02/01/16 (a)	5,099
—	(h)	Constar International, Inc. (Preference Shares), Class A (a) (i)	—
562		Discover Financial Services, Series B, 6.500%, 12/01/17 ($25 par value) @	14,902
325		Duke Energy Corp., 5.125%, 01/15/73 (a)	8,296
—	(h)	Eurofresh, Inc., PIK, ADR (i) ††	—
180		General Motors Co., Series B, 4.750%, 12/01/13 (a)	8,353
12		GMAC Capital Trust I, Series 2, VAR, 8.125%, 02/15/40 (a)	329
		Goldman Sachs Group, Inc. (The),
276		VAR, 5.500%, 05/10/23 (a)	7,096
634		5.950%, 11/10/17 ($25 par value) @ (a)	16,281
113		Goodyear Tire & Rubber Co. (The), 5.875%, 04/01/14 (a)	4,925
65		Hartford Financial Services Group, Inc., VAR, 7.875%, 04/15/42 (a)	2,019
88		Health Care REIT, Inc., 6.500% ($50 par value) @ (a) (m)	5,941
185		NextEra Energy, Inc., 5.889%, 09/01/15 (a)	10,674
158		PPL Corp., 8.750%, 05/01/14 (a)	9,020
254		SCE Trust II, 5.100%, 03/15/18 ($25 par value) @ (a)	6,411
682		State Street Corp., Series C, 5.250%, 09/15/17 ($25 par value) @ (a)	17,367
310		U.S. Bancorp, 5.150%, 07/15/18 ($25 par value) @ (a)	7,750
73		United Technologies Corp., 7.500%, 08/01/15	4,336
42		Vornado Realty Trust, Series G, 6.625%, 02/25/13 ($25 par value) @ (a) (m)	1,081
22		Weingarten Realty Investors, Series F, 6.500%, 05/31/13 ($25 par value) @ (a) (m)	567
7		Wells Fargo & Co., 7.500%, 03/15/13 ($1,000 par value) @ (a)	9,127

			184,064

		Total Preferred Stocks (Cost $192,466)	194,707

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	35

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Supranational — 0.1%
8,270		Eurasian Development Bank, Reg. S, 7.375%, 09/29/14 (Cost $8,590)	8,890

U.S. Treasury Obligation — 0.0% (g)
930		U.S. Treasury Notes, 0.250%, 01/31/14 (Cost $930)	931

NUMBER OF WARRANTS
Warrants — 0.0% (g)
		United States — 0.0% (g)
1		General Maritime Corp., expiring 05/17/17 (Strike Price $1.00) (a) (i)	—
		Neebo, Inc.,
—	(h)	expiring 6/20/2019 (Strike Price $1.00) (a) (i)	—
1		expiring 6/20/2019 (Strike Price $1.00) (a) (i)	—

		Total Warrants (Cost $—)	—

SHARES
Short-Term Investment — 1.0%
		Investment Company — 1.0%
66,438		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $66,438)	66,438

		Total Investments — 98.2% (Cost $5,867,008)	6,382,085
		Other Assets in Excess of Liabilities — 1.8%	118,170

		NET ASSETS — 100.0%	$6,500,255

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	7.8%
Real Estate Investment Trusts (REITs)	6.7
Commercial Banks	6.6
Asset-Backed Securities	5.6
Foreign Government Securities	4.8
Non-Agency CMO	4.3
Pharmaceuticals	4.2
Diversified Telecommunication Services	4.1
Media	4.1
Insurance	3.8
Diversified Financial Services	3.2
Hotels, Restaurants & Leisure	2.3
Wireless Telecommunication Services	2.3
Metals & Mining	2.1
Health Care Providers & Services	2.0
Chemicals	1.9
Capital Markets	1.6
Semiconductors & Semiconductor Equipment	1.6
Electric Utilities	1.5
Food Products	1.5
Real Estate Management & Development	1.4
Tobacco	1.3
Consumer Finance	1.3
IT Services	1.3
Specialty Retail	1.2
Industrial Conglomerates	1.1
Household Products	1.0
Multi-Utilities	1.0
Others (each less than 1.0%)	17.4
Short-Term Investment	1.0

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
635,000	EUR	Credit Suisse International	05/09/13	$818	$836	$(18)

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	APRIL 30, 2013

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of April 30, 2013. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMO	— Collateralized Mortgage Obligation
CNY	— Chinese Renminbi
CVA	— Dutch Certification
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
NVDR	— Non Voting Depositary Receipt
PIK	— Payment-in-Kind
REIT	— Real Estate Investment Trust
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2013.
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2013.
ZAR	— South African Rand
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares, number of warrants or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of April 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2013.

^	— All or a portion of the security is unsettled as of April 30, 2013. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
@

—  The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of April 30, 2013.

†	— Security is considered distressed as of April 30, 2013. The coupon rate shown may differ from the coupon rate used to accrue on the position.
††	— Security is considered distressed as of April 30, 2013. The rate at which income is accrued on the security is lower than the PIK coupon rate.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. in the Notes to Financial Statements are approximately $1,752,522,000 and 27.5%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	37

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)

Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$6,315,647
Investments in affiliates, at value	66,438

Total investment securities, at value	6,382,085
Cash	99,816
Foreign currency, at value	5,694
Deposits at broker for futures contracts	2,096
Receivables:
Investment securities sold	61,870
Fund shares sold	68,479
Interest and dividends from non-affiliates	54,069
Dividends from affiliates	3
Tax reclaims	1,093
Variation margin on futures contracts	94
Unrealized appreciation on unfunded commitments	5

Total Assets	6,675,304

LIABILITIES:
Payables:
Distributions	3,808
Investment securities purchased	156,148
Fund shares redeemed	10,556
Unrealized depreciation on forward foreign currency exchange contracts	18
Accrued liabilities:
Investment advisory fees	2,165
Shareholder servicing fees	99
Distribution fees	2,067
Custodian and accounting fees	151
Trustees’ and Chief Compliance Officer’s fees	1
Other	36

Total Liabilities	175,049

Net Assets	$6,500,255

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	APRIL 30, 2013

Income Builder Fund
NET ASSETS:
Paid-in-Capital	$6,022,557
Accumulated undistributed (distributions in excess of) net investment income	1,984
Accumulated net realized gains (losses)	(39,428)
Net unrealized appreciation (depreciation)	515,142

Total Net Assets	$6,500,255

Net Assets:
Class A	$2,535,782
Class C	2,692,389
Select Class	1,272,084

Total	$6,500,255

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	244,896
Class C	260,530
Select Class	122,742

Net Asset Value: (a)
Class A — Redemption price per share	$10.35
Class C — Offering price per share (b)	10.33
Select Class — Offering and redemption price per share	10.36
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.84

Cost of investments in non-affiliates	$5,800,570
Cost of investments in affiliates	66,438
Cost of foreign currency	5,647

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	39

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

	Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$94,609
Dividend income from non-affiliates	45,147
Dividend income from affiliates	35
Foreign taxes withheld	(2,206)

Total investment income	137,585

EXPENSES:
Investment advisory fees	11,195
Administration fees	2,101
Distribution fees:
Class A	2,384
Class C	7,763
Shareholder servicing fees:
Class A	2,384
Class C	2,588
Select Class	1,248
Custodian and accounting fees	373
Professional fees	75
Interest expense to affiliates	—	(a)
Trustees’ and Chief Compliance Officer’s fees	26
Printing and mailing costs	161
Registration and filing fees	53
Transfer agent fees	1,091
Other	32

Total expenses	31,474

Less amounts waived	(8,474)
Less earnings credits	—	(a)

Net expenses	23,000

Net investment income (loss)	114,585

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	20,140
Futures	97
Foreign currency transactions	1,014

Net realized gain (loss)	21,251

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	322,468	(b)
Futures	769
Foreign currency translations	48
Unfunded commitments	2

Change in net unrealized appreciation/depreciation	323,287

Net realized/unrealized gains (losses)	344,538

Change in net assets resulting from operations	$459,123

(a)	Amount rounds to less than $1,000.
(b)	Net of change in India capital gains tax of approximately $20,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	APRIL 30, 2013

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Income Builder Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$114,585	$152,638
Net realized gain (loss)	21,251	(26,235)
Change in net unrealized appreciation/depreciation	323,287	236,882

Change in net assets resulting from operations	459,123	363,285

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(46,875)	(55,097)
Class C
From net investment income	(45,898)	(56,951)
Select Class
From net investment income	(25,039)	(34,252)

Total distributions to shareholders	(117,812)	(146,300)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,173,312	1,662,287

NET ASSETS:
Change in net assets	2,514,623	1,879,272
Beginning of period	3,985,632	2,106,360

End of period	$6,500,255	$3,985,632

Accumulated undistributed (distributions in excess of) net investment income	$1,984	$5,211

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	41

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Income Builder Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,065,032	$894,542
Distributions reinvested	42,065	49,378
Cost of shares redeemed	(204,911)	(255,303)

Change in net assets resulting from Class A capital transactions	$902,186	$688,617

Class C
Proceeds from shares issued	$971,553	$836,526
Distributions reinvested	36,128	44,114
Cost of shares redeemed	(123,055)	(158,541)

Change in net assets resulting from Class C capital transactions	$884,626	$722,099

Select Class
Proceeds from shares issued	$513,908	$499,498
Distributions reinvested	16,589	22,784
Cost of shares redeemed	(143,997)	(270,711)

Change in net assets resulting from Select Class capital transactions	$386,500	$251,571

Total change in net assets resulting from capital transactions	$2,173,312	$1,662,287

SHARE TRANSACTIONS:
Class A
Issued	106,335	95,413
Reinvested	4,205	5,287
Redeemed	(20,514)	(27,524)

Change in Class A Shares	90,026	73,176

Class C
Issued	97,243	89,491
Reinvested	3,620	4,734
Redeemed	(12,355)	(17,076)

Change in Class C Shares	88,508	77,149

Select Class
Issued	51,252	53,580
Reinvested	1,658	2,444
Redeemed	(14,370)	(29,102)

Change in Select Class Shares	38,540	26,922

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	APRIL 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2013	J.P. MORGAN FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Income Builder Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$9.70	$0.23		$0.66	$0.89	$(0.24)	$—
Year Ended October 31, 2012	9.01	0.50		0.67	1.17	(0.48)	—
Year Ended October 31, 2011	9.37	0.49		(0.36)	0.13	(0.49)	—	(f)
Year Ended October 31, 2010	8.47	0.48	(g)	0.89	1.37	(0.47)	—	(f)
Year Ended October 31, 2009	6.90	0.47		1.51	1.98	(0.41)	—
Year Ended October 31, 2008	9.90	0.57		(3.02)	(2.45)	(0.55)	—

Class C
Six Months Ended April 30, 2013 (Unaudited)	9.68	0.21		0.66	0.87	(0.22)	—
Year Ended October 31, 2012	9.00	0.45		0.67	1.12	(0.44)	—
Year Ended October 31, 2011	9.36	0.45		(0.36)	0.09	(0.45)	—	(f)
Year Ended October 31, 2010	8.47	0.43	(g)	0.90	1.33	(0.44)	—	(f)
Year Ended October 31, 2009	6.90	0.43		1.51	1.94	(0.37)	—
Year Ended October 31, 2008	9.89	0.52		(3.00)	(2.48)	(0.51)	—

Select Class
Six Months Ended April 30, 2013 (Unaudited)	9.71	0.24		0.66	0.90	(0.25)	—
Year Ended October 31, 2012	9.02	0.51		0.67	1.18	(0.49)	—
Year Ended October 31, 2011	9.37	0.50		(0.34)	0.16	(0.51)	—	(f)
Year Ended October 31, 2010	8.47	0.49	(g)	0.90	1.39	(0.49)	—	(f)
Year Ended October 31, 2009	6.90	0.49		1.51	2.00	(0.43)	—
Year Ended October 31, 2008	9.90	0.59		(3.01)	(2.42)	(0.58)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Amount rounds to less than $0.01.
(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.35	9.29%	$2,535,782	0.75%	4.78%	1.11%	21%
9.70	13.36	1,502,366	0.74	5.48	1.15	40
9.01	1.36	736,186	0.74	5.43	1.14	38
9.37	16.76	218,031	0.74	5.36	1.37	49
8.47	29.77	97	0.95	6.49	2.34	81
6.90	(25.78)	75	0.95	6.38	2.21	82

10.33	9.06	2,692,389	1.25	4.28	1.61	21
9.68	12.72	1,665,862	1.24	4.98	1.65	40
9.00	0.88	853,688	1.24	4.93	1.65	38
9.36	16.20	206,113	1.24	4.82	1.84	49
8.47	29.15	96	1.45	5.99	2.84	81
6.90	(26.10)	74	1.45	5.88	2.71	82

10.36	9.35	1,272,084	0.60	4.92	0.86	21
9.71	13.51	817,404	0.59	5.63	0.90	40
9.02	1.61	516,486	0.59	5.58	0.90	38
9.37	16.90	135,279	0.60	5.53	1.23	49
8.47	30.08	19,368	0.70	6.74	2.09	81
6.90	(25.59)	14,893	0.70	6.63	1.96	82

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Income Builder Fund	Class A, Class C and Select Class	Diversified

The investment objective of the Fund is to seek to maximize income while maintaining prospects for capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on The NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance and JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Advisor determines that use of another valuation

46	J.P. MORGAN FUNDS	APRIL 30, 2013

methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities for the Fund at April 30, 2013.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$167,112	$—	$167,112
Belgium	—	19,099	—	19,099
Bermuda	3,174	—	—	3,174
Brazil	89,872	—	—	89,872
Canada	57,414	—	—	57,414
China	—	81,924	—	81,924
Denmark	—	16,754	—	16,754
Finland	—	1,326	—	1,326
France	—	120,720	—	120,720
Germany	—	75,937	—	75,937
Hong Kong	—	93,456	—	93,456
India	—	16,796	—	16,796
Indonesia	—	39,506	—	39,506
Ireland	2,408	—	—	2,408
Italy	—	46,687	—	46,687
Japan	—	208,480	—	208,480
Kazakhstan	—	6,080	—	6,080
Malaysia	—	4,210	—	4,210
Mexico	9,215	—	—	9,215
Netherlands	—	85,938	—	85,938
Norway	—	30,445	—	30,445
Philippines	7,149	—	—	7,149
Poland	—	17,402	—	17,402
Qatar	—	8,594	—	8,594
Russia	9,480	31,578	—	41,058
Singapore	—	78,588	—	78,588
South Africa	—	87,560	—	87,560
South Korea	8,869	23,150	—	32,019
Sweden	—	50,549	—	50,549
Switzerland	—	114,180	—	114,180
Taiwan	11,353	61,862	—	73,215
Thailand	—	21,491	—	21,491
Turkey	—	32,289	—	32,289
United Kingdom	403	210,809	—	211,212
United States	883,717	—	1,787	885,504

Total Common Stocks	1,083,054	1,752,522	1,787	2,837,363

APRIL 30, 2013	J.P. MORGAN FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Preferred Stocks
Cayman Islands	$—	$2,114		$—		$2,114
Luxembourg	6,202	—		—		6,202
United Kingdom	2,327	—		—		2,327
United States	180,619	3,445		—	(a)	184,064

Total Preferred Stocks	189,148	5,559		—	(a)	194,707

Debt Securities
Asset-Backed Securities	—	—		356,979		356,979
Collateralized Mortgage Obligations
Non-Agency CMO
United States	—	274,382		3,166		277,548
Commercial Mortgage-Backed Security	—	—	(b)	—		—	(b)
Convertible Bonds
Australia	—	13,240		—		13,240
Austria	—	7,789		—		7,789
Bermuda	—	4,366		—		4,366
Canada	—	5,961		—		5,961
Cayman Islands	—	16,599		—		16,599
Cyprus	—	6,337		—		6,337
France	—	18,605		—		18,605
India	—	27,882		—		27,882
Italy	—	1,630		—		1,630
Luxembourg	—	10,415		—		10,415
Netherlands	—	5,978		—		5,978
South Africa	—	3,832		—		3,832
Spain	—	2,560		—		2,560
United Arab Emirates	—	3,320		—		3,320
United Kingdom	—	9,675		—		9,675
United States	—	103,210		131		103,341

Total Convertible Bonds	—	241,399		131		241,530

Corporate Bonds
Australia	—	14,816		—		14,816
Austria	—	587		—		587
Bahamas	—	834		—		834
Bermuda	—	9,986		—		9,986
Canada	—	35,231		1		35,232
Cayman Islands	—	13,239		—		13,239
Dominican Republic	—	5,609		—		5,609
Finland	—	911		—		911
France	—	10,529		—		10,529
Georgia	—	10,254		—		10,254
Germany	—	1,738		—		1,738
Indonesia	—	3,394		—		3,394
Ireland	—	17,950		—		17,950
Japan	—	2,913		—		2,913
Kazakhstan	—	3,569		—		3,569
Liberia	—	326		—		326
Luxembourg	—	69,647		—		69,647
Mexico	—	6,286		—		6,286
Netherlands	—	46,293		—		46,293
Nigeria	—	810		—		810
Norway	—	1,220		—		1,220
Spain	—	1,869		—		1,869
Sweden	—	758		—		758
United Kingdom	—	28,853		—		28,853
United States	—	1,722,156		14,620		1,736,776
Venezuela	—	5,192		—		5,192

Total Corporate Bonds	—	2,014,970		14,621		2,029,591

48	J.P. MORGAN FUNDS	APRIL 30, 2013

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Foreign Government Securities	$—	$276,909	$28,208		$305,117
Supranational	—	8,890	—		8,890
U.S. Treasury Obligations	—	931	—		931
Loan Assignments
United States	—	62,950	41		62,991
Warrants
United States	—	—	—	(a)	—	(a)
Short-Term Investment
Investment Company	66,438	—	—		66,438

Total Investments in Securities	$1,338,640	$4,638,512	$404,933		$6,382,085

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(18)	$—		$(18)

(a)	Value is zero.
(b)	Amount rounds to less than $1,000.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2013.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 10/31/12		Realized gain (loss)		Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/13
Investments in Securities
Asset-Backed Securities — United States	$—		$—		$18,218	$1,067	$143,517	$(29,045)	$223,222	$—	$356,979
Collateralized Mortgage Obligations — Non-Agency — United States	—		—		33	15	—	(305)	3,423	—	3,166
Common Stocks — United States	68		—		(1,946)	—	4,015	(350)	—	—	1,787
Convertible Bonds — United States	233		—		(114)	—	12	—	—	—	131
Corporate Bonds — Canada	—		—	(b)	— (b)	—	—	— (b)	1	—	1
Corporate Bonds — United States	9,932		328		97	(14)	5,757	(1,480)	—	—	14,620
Foreign Government Securities	22,363		—		(495)	—	1,430	(15,030)	19,940	—	28,208
Loan Assignments — United States	211		186		(170)	—	—	(186)	—	—	41
Preferred Stocks — United States	12		—		(12)	—	—	—	—	—	—	(a)
Warrants — United States	—	(a)	—		—	—	—	—	—	—	—	(a)

Total	$32,819		$514		$15,611	$1,068	$154,731	$(46,396)	$246,586	$—	$404,933

1	Purchases include all purchases of securities and securities received in corporate actions.
2	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.
(b)	Amount rounds to less than $1,000.

Transfers into, or out of, Level 3 are valued utilizing values as of the beginning of the year.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2013, which were valued using significant unobservable inputs (Level 3), amounted to approximately $15,415,000. This amount is included in change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

APRIL 30, 2013	J.P. MORGAN FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

Quantitative Information about Level 3 Fair Value Measurements #

(amounts in thousands)

	Fair Value at 4/30/13		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$1,604		Market Comparable Companies	EBITDA Multiple (a)	5.00x - 6.80x (5.00x)
				Discount for lack of marketability (b)	10% - 30% (10.00%)
	93		Issuance Price	Percent of Par	100% (N/A)
	12		Terms of Plan of Reorganization	Discount for lack of marketability (b)	25% (N/A)
	10		Consensus Broker Pricing	Median Offered quote	$3.00 (N/A)

Common Stock	1,719

	0		Discounted Cash Flow	Discount for lack of marketability (b)	17.5% (N/A)
				Probability of Insolvency	100% (N/A)
	0	(c)	Market Comparable Companies	EBITDA Multiple (a)	5.82x (N/A)
				Discount for lack of marketability (b)	30% (N/A)

Preferred Stock	0

	299		Market Comparable Companies	EBITDA Multiple (a)	5.5x - 6.80x (6.77x)
				Discount for lack of marketability (b)	25% - 30% (25.00%)
	131		Issuance Price	Percent of Par	100% (N/A)
	0		Terms of Plan of Reorganization	Probability of Default	100% (N/A)
	0		Terms of Consent Solicitation	Discount for lack of marketability (b)	100% (N/A)
	74		Discounted Cash Flow	Discount rate	24.64% (N/A)

Corporate Bond	504

	360,145		Discounted Cash Flow	Constant Prepayment Rate	0 - 21.26 (3.50)
				Constant Default Rate	1.84 - 18.00 (7.23)
				Yield (Discount Rate of Cash Flows)	(2.39%) - 17.54% (4.28%)

Asset-Backed Securities	360,145

Warrants	0		Intrinsic Value	Issue Price vs. Stock Price	0 (N/A)

Total	$362,368

#	The table above does not include Level 3 securities that are valued by brokers and pricing services. At April 30, 2013, the value of these securities was approximately $42,565,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
(a)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(c)	Securities senior to the preferred securities in issuing entity capital structure result in preferred stock being valued at zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, discount for potential outcome, yield, and probability of default may decrease (increase) the fair value measurement. A significant change in broker pricing information could result in a significantly higher or lower value in such Level 3 instruments.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of April 30, 2013, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

50	J.P. MORGAN FUNDS	APRIL 30, 2013

The value and percentage of net assets of illiquid securities held as of April 30, 2013, were approximately $30,557,000 and 0.5%, respectively.

C. Loan Assignments — The Fund invests in loan assignments of all or a portion of the loans. The Fund has direct rights against the borrower on a loan when it purchases an assignment; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the borrower and any other persons interpositioned between the Fund and the borrower (“Intermediate Participants”). Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid, when purchased, may become illiquid.

D. Unfunded Commitments — The Fund may enter into commitments to buy and sell investments including commitments to buy loan participations and assignments to settle on future dates as part of its normal investment activities. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported in the Statement of Assets and Liabilities. The Fund segregates security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At April 30, 2013, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower (amounts in thousands):

	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Value	Commitment
Security Description						Amount	Value
ROC Finance LLC	Incremental 18 Month Delayed Draw Term B Loans	08/19/17	2.250%	2.250%	$38	$38	$39
Syniverse Holdings, Inc.	Add-on Term Loan	04/20/19	1.500	1.500	529	526	530

E. Futures Contracts — The Fund uses index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2013 (amounts in thousands):

Futures Contracts:
Average Notional Balance Long	$24,315
Average Notional Balance Short	64,173
Ending Notional Balance Long	—
Ending Notional Balance Short	—

F. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

APRIL 30, 2013	J.P. MORGAN FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the six months ended April 30, 2013 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Sold	$888
Ending Settlement Value Sold	818

G. Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2013, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Statement of Assets and Liabilities Location
Liabilities:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Payables	$(18)

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2013, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$1,104	$—	$1,104
Foreign exchange contracts	(1,007)	(23)	(1,030)

Total	$97	$(23)	$74

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$769	$(14)	$755

The Fund’s derivatives contracts held at April 30, 2013 are not accounted for as hedging instruments under GAAP.

H. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

52	J.P. MORGAN FUNDS	APRIL 30, 2013

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

K. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statement of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on indirect transfers of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Fund. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

M. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.45% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2013, the annualized effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2013, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$1,710	$30

APRIL 30, 2013	J.P. MORGAN FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.75%	1.25%	0.60%

The expense limitation agreement was in effect for the six months ended April 30, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the six months ended April 30, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$568	$2,101	$5,720	$8,389

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended April 30, 2013 was approximately $85,000.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the six months ended April 30, 2013, the Fund incurred approximately $14,000 in brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

54	J.P. MORGAN FUNDS	APRIL 30, 2013

4. Investment Transactions

During the six months ended April 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$3,125,298	$1,009,483	$931	$2,341

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2013 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$5,867,008	$552,018	$36,941	$515,077

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the Fund had post-enactment net short-term capital loss carryforwards of approximately $18,279,000 and net long-term capital loss carryforwards of approximately $7,148,000.

At October 31, 2012, the Fund had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2016	2017	2019	Total
$1,118	$1,370	$23,156	$25,644

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Advisor or an affiliate may from time to time exercise discretion on behalf of certain of their clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

APRIL 30, 2013	J.P. MORGAN FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region. The Fund invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and To-Be-Announced securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

As of April 30, 2013, the Fund invested approximately 57.6% of its total investments in the United States.

56	J.P. MORGAN FUNDS	APRIL 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2012, and continued to hold your shares at the end of the reporting period, April 30, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2012	Ending Account Value, April 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Income Builder Fund
Class A
Actual	$1,000.00	$1,092.90	$3.89	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class C
Actual	1,000.00	1,090.60	6.48	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Select Class
Actual	1,000.00	1,093.50	3.11	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2013	J.P. MORGAN FUNDS	57

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. April 2013.	SAN-INCBUILD-413

Semi-Annual Report

J.P. Morgan Funds

April 30, 2013 (Unaudited)

JPMorgan Emerging Markets Local Currency Debt Fund

JPMorgan Ex-G4 Currency Strategies Fund

JPMorgan International Currency Income Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 17, 2013 (Unaudited)

Dear Shareholder:

Equity markets in most parts of the world posted strong returns for the six months ended April 30, 2013. This positive momentum has carried into May and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. China’s policy makers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

“Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers.”

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the ECB. Investors’ positive reaction to recent ECB policy announcements helped stocks of international developed countries outperform U.S. stocks during the six months ended April 30, 2013. Facing headwinds like the appreciating U.S. dollar, emerging markets stocks underperformed international developed and U.S. stocks during the reporting period.

U.S. Treasury Yields Remain Low

Despite a recent uptick, yields for U.S. Treasury securities remain near historically low levels. The yield for 10-year U.S. Treasury securities ended April 30, 2013 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.9%, respectively.

As the low interest rate environment persists, fixed income investors continue to turn to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Both of these asset classes posted positive absolute returns during the six months ended April 30, 2013, although more recently emerging market debt securities have underperformed other areas of the market.

Positive Signs for Stocks

The latest round of purchasing manager indices from around the world confirm that, while the global economy is certainly not booming, it is still clearly on a growth path. In particular, while near-recessionary conditions continue to face Europe, China appears to have picked up some momentum in recent months and Japan is, at least temporarily, looking stronger. For investors, the main point is that the “tail risks” of a financial crisis emanating from Europe or a crash-landing for the Chinese economy appear much less likely than a year ago.

Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, despite low interest rates and yields, there are opportunities in bond markets if investors expand their search to include all parts of the world.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2013	J.P. MORGAN FUNDS	1

J.P. Morgan Funds

Market Overview

SIX MONTHS ENDED APRIL 30, 2013

Central banks in most developed market economies continued their efforts to stimulate growth with accommodative policies. The European Central Bank committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Meanwhile, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The new government polices supported Japanese equities and caused the yen to be among the weakest performing currencies during the reporting period.

Among emerging markets, investors reacted positively to improving macroeconomic data in China and concerns surrounding Chinese political leadership dissipated following the 18th Party Congress elections. Meanwhile, the Mexican peso was among the strongest performing currencies during the reporting period and the Mexican central bank unexpectedly cut interest rates in March.

2	J.P. MORGAN FUNDS	APRIL 30, 2013

JPMorgan Emerging Markets Local Currency Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.10%
JP Morgan GBI — EM Global Diversified Index	7.02%

Net Assets as of 4/30/2013 (In Thousands)	$228,075

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Local Currency Debt Fund (the “Fund”) seeks to provide total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the JP Morgan GBI — EM Global Diversified Index (the “Benchmark”) for the six months ended April 30, 2013. The emerging market local currency debt asset class was supported by strong inflows and tightening spreads during the reporting period (generally, bond prices increase when spreads tighten). The Fund’s relative performance was hurt by its overweight allocation versus the Benchmark to Chile and underweight positioning in Poland. The Fund’s underweight allocation to Malaysia and security selection in Russia contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund invested primarily in debt securities from emerging market countries that the Fund’s portfolio managers believed had the potential to provide total return, using these investments to establish overweight and underweight currency positions versus the Benchmark. The Fund also used currency derivatives to establish overweight and underweight currency positions versus the Benchmark and held U.S. cash as support for these positions. At the end of the reporting period, the Fund’s largest currency overweights versus the Benchmark were in Mexico, India, Turkey and the Philippines. In addition, the Fund’s portfolio managers looked to position the portfolio to benefit from changes in the interest rates of different countries. In terms of local rates, the Fund was overweight in Russia, Chile, Turkey and Nigeria, as the Fund’s portfolio managers believed that the economic fundamentals of these countries would lead to lower rates (generally, bond prices increase when rates decline).

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	75.1%
Options Purchased	0.0	(a)
Short-Term Investment	24.9

(a)	Amount rounds to less than 0.1%.

PORTFOLIO COMPOSITION BY COUNTRY***
Russia	10.7%
Indonesia	10.5
Mexico	10.1
Turkey	9.8
Brazil	5.1
South Africa	4.7
Poland	3.6
Thailand	3.2
Chile	3.0
Malaysia	2.9
Nigeria	2.7
Hungary	2.4
Colombia	2.0
Romania	1.7
Peru	1.1
Ghana	1.1
Others (each less than 1.0%)	0.5
Short-Term Investment	24.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s composition is subject to change.

APRIL 30, 2013	J.P. MORGAN FUNDS	3

JPMorgan Emerging Markets Local Currency Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	SINCE INCEPTION
CLASS A SHARES	6/29/12
Without Sales Charge		4.99%	8.37%
With Sales Charge**		1.05	4.30
CLASS C SHARES	6/29/12
Without CDSC		4.73	7.83
With CDSC***		3.73	6.83
CLASS R2 SHARES	6/29/12	4.84	8.13
CLASS R5 SHARES	6/29/12	5.18	8.71
CLASS R6 SHARES	6/29/12	5.20	8.75
SELECT CLASS SHARES	6/29/12	5.10	8.56

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/29/12 To 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 29, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Markets Local Currency Debt Fund, the JP Morgan GBI-EM Global Diversified Index and the Lipper Emerging Markets Local Currency Debt Funds Index from June 29, 2012 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the JP Morgan GBI-EM Global Diversified Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The performance of the Lipper Emerging Markets Local Currency Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The JP Morgan GBI-EM Global Diversified Index consists of regularly traded, fixed-rate, domestic currency government bonds which international investors can readily access. The maximum weight to any country in the index is capped at 10%. The Lipper Emerging Markets Local Currency Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2013

JPMorgan Ex-G4 Currency Strategies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.75%
Barclays Global Treasury 1-3 Year Index	(4.01)%
Barclays Global
Ex-G4 Benchmark Currency Index	3.14%

Net Assets as of 4/30/2013 (In Thousands)	$217,517
Duration as of 4/30/2013	0.9 years

INVESTMENT OBJECTIVE**

The JPMorgan Ex-G4 Currency Strategies Fund (the “Fund”) seeks to provide total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund posted a positive absolute return and outperformed the Barclays Global Treasury 1-3 Year Index for the six months ended April 30, 2013. The Fund’s long positions in the South Korean won and Russian ruble caused, in part, the Fund’s underperformance versus the Barclays Global Ex-G4 Benchmark Currency Index (“Supplemental Benchmark”).

The Fund’s duration management contributed to its relative performance versus the Supplemental Benchmark. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. The Fund’s investments in local longer duration Mexican bonds performed strongly and contributed to relative performance versus the Supplemental Benchmark as the Mexican central bank unexpectedly cut interest rates during the reporting period. The Fund’s local bonds in the Philippines also contributed to relative performance versus the Supplemental Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund attempted to benefit from non-G4 currency strength and weakness against the U.S. dollar. To establish overweight and underweight positions in non-G4 currencies, the Fund primarily invested in securities issued by foreign governments, agencies, and supranationals. The Fund also utilized forward foreign exchange contracts to establish these positions and held U.S. cash as support for these positions.

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	49.8%
Supranational	4.6
Short-Term Investment	45.6

PORTFOLIO COMPOSITION BY COUNTRY***
Mexico	11.0%
Canada	7.6
Germany	6.1
Turkey	4.7
Supranational	4.6
South Korea	4.4
Indonesia	4.4
Thailand	3.1
South Africa	1.7
Norway	1.6
Poland	1.6
Russia	1.3
Denmark	1.1
Others (each less than 1.0%)	1.2
Short-Term Investment	45.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

APRIL 30, 2013	J.P. MORGAN FUNDS	5

JPMorgan Ex-G4 Currency Strategies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/11
Without Sales Charge		2.64%	3.15%	3.15%
With Sales Charge**		(1.24)	(0.68)	0.40
CLASS C SHARES	11/30/11
Without CDSC		2.28	2.48	2.39
With CDSC***		1.28	1.48	2.39
SELECT CLASS SHARES	11/30/11	2.75	3.46	3.34

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ex-G4 Currency Strategies Fund, the Barclays Global Treasury 1-3 Year Index, the Barclays Global Ex-G4 Benchmark Currency Index and the Lipper Currency Funds Average from November 30, 2011 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Global Treasury 1-3 Year Index and the Barclays Global Ex-G4 Benchmark Currency Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The performance of the Lipper Currency Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Global Treasury 1-3 Year Index measures the performance of fixed-rate local currency sovereign debt of investment grade countries that has remaining maturities of one to three years. The Barclays

Global Ex-G4 Benchmark Currency Index is designed to track the performance of a portfolio of 1-month cash settled foreign currency forward positions in a basket of currencies. The currencies in the portfolio are weighted based on Gross Domestic Product (GDP). Investors cannot invest directly in an index. The Lipper Currency Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN FUNDS	APRIL 30, 2013

JPMorgan International Currency Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.12%
Barclays Global Treasury Ex-U.S. 1-3 Year Index	(6.52)%
Barclays Global
Ex-USD Benchmark Currency (Trade-Weighted) Index	0.27%

Net Assets as of 4/30/2013 (In Thousands)	$1,205,624
Duration as of 4/30/2013	1.4 years

INVESTMENT OBJECTIVE**

The Fund seeks to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund posted a positive absolute return and outperformed the Barclays Global Treasury Ex-U.S. 1-3 Year Index. The Fund’s duration management drove its outperformance versus the Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index (“Supplemental Benchmark”) for the six months ended April 30, 2013. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. The Fund’s investments in local longer duration Mexican bonds performed strongly and contributed to relative performance versus the Supplemental Benchmark as the Mexican central bank unexpectedly cut interest rates during the reporting period. The Fund’s local bonds in the Philippines also contributed to relative performance versus the Supplemental Benchmark.

Overall, the Fund’s currency management contributed to relative performance versus the Supplemental Benchmark. The Fund’s short position in the Japanese yen was the main contributor, while the Fund’s long positions in the South Korean won and Russian ruble detracted from relative performance versus the Supplemental Benchmark. The Fund’s short position in the euro also detracted from relative performance versus the Supplemental Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund attempted to benefit from foreign currency strength and weakness against the U.S. dollar. To establish overweight and underweight positions in currencies, the Fund primarily invested in securities issued by foreign governments, agencies, and supranationals. The Fund also utilized forward foreign exchange contracts to establish these positions and held U.S. cash as support for these positions.

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	58.1%
Supranational	20.9
Corporate Bonds	2.9
Short-Term Investment	18.1

PORTFOLIO COMPOSITION BY COUNTRY***
Supranational	20.9%
Canada	16.1
Mexico	12.4
France	10.2
Netherlands	5.9
Brazil	4.1
Malaysia	2.1
Philippines	1.8
Indonesia	1.5
Thailand	1.5
Germany	1.2
Denmark	1.1
United Kingdom	1.0
Finland	1.0
Others (each less than 1.0%)	1.1
Short-Term Investment	18.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

APRIL 30, 2013	J.P. MORGAN FUNDS	7

JPMorgan International Currency Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		0.99%	1.53%	2.44%	3.89%
With Sales Charge**		(2.76)	(2.25)	1.67	3.24
CLASS C SHARES	3/30/07
Without CDSC		0.64	0.82	1.70	3.18
With CDSC***		(0.36)	(0.18)	1.70	3.18
SELECT CLASS SHARES	3/30/07	1.12	1.76	2.65	4.11

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Currency Income Fund, the Barclays Global Treasury Ex-U.S. 1-3 Year Index, the Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index and the Lipper Currency Funds Average from March 30, 2007 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Global Treasury Ex-U.S. 1-3 Year Index and the Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund. The performance of the Lipper Currency Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Global Treasury Ex-U.S. 1-3 Year Index measures the performance of fixed-rate local currency sovereign debt of investment grade countries outside the United States that has remaining maturities of one to three years. The Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index is a total return index that is constructed to track the performance of a basket of 1-month cash settled foreign currency forward positions in a basket of currencies versus the U.S. dollar. Investors cannot invest directly in an index. The Lipper Currency Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

From the inception of the Fund through November 3, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN FUNDS	APRIL 30, 2013

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — 72.7%
	Brazil — 4.9%
	Brazil Notas do Tesouro Nacional Serie F,
BRL 11,990	10.000%, 01/01/17 (m)	6,176
BRL 6,360	10.000%, 01/01/21 (m)	3,263
BRL 3,500	10.000%, 01/01/23 (m)	1,791

		11,230

	Chile — 2.9%
CLP 54	Bonos de la Tesoreria de la Republica, 3.000%, 07/01/17 (m)	2,677
CLP 30	Bonos del Banco Central de Chile en UF, 3.000%, 07/01/17 (m)	1,487
CLP 1,057,000	Republic of Chile, 5.500%, 08/05/20 (m)	2,375

		6,539

	Colombia — 2.0%
	Republic of Colombia,
COP 1,800,000	4.375%, 03/21/23 (m)	999
COP 3,405,000	7.750%, 04/14/21 (m)	2,328
COP 1,290,000	9.850%, 06/28/27 (m)	1,100

		4,427

	Dominican Republic — 0.3%
	Government of Dominican Republic,
DOP 6,000	18.500%, 02/04/28 (m)	181
DOP 18,000	Reg. S., 16.950%, 02/04/22 (m)	542

		723

	Ghana — 1.0%
260	Citigroup, Inc., CLN, 0.000%, 02/22/14 (linked to Government of Ghana, 0.000%, 02/22/14; credit rating B) (m)	240
1,000	Citigroup, Inc., CLN, 0.000%, 03/07/14 (linked to Government of Ghana, 0.000%, 03/07/14; credit rating B) (m)	981
167	Citigroup, Inc., CLN, 16.900%, 03/09/16 (linked to Government of Ghana, 16.900%, 03/09/16; credit rating B) (e) (i) (m)	157
50	Standard Bank plc, CLN, 26.000% , 06/07/17 (linked to Government of Ghana, 26.000%, 06/07/17; credit rating B) (e) (i) (m)	43
100	Standard Bank plc, CLN, 26.000% , 06/07/17 (linked to Government of Ghana, 26.000%, 06/07/17; credit rating B) (e) (i) (m)	81
1,606	Standard Chartered Bank, CLN, 21.000%, 10/28/15 (linked to Government of Ghana, 21.000%, 10/28/15; credit rating B) (e) (m)	848

		2,350

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Hungary — 2.3%
	Republic of Hungary,
HUF 350,000	5.500%, 12/20/18 (m)	1,582
HUF 130,000	6.000%, 11/24/23 (m)	596
HUF 460,000	6.750%, 11/24/17 (m)	2,173
HUF 200,000	7.000%, 06/24/22 (m)	982

		5,333

	Indonesia — 10.2%
	Republic of Indonesia,
IDR 33,900,000	5.625%, 05/15/23 (m)	3,512
IDR 9,200,000	6.625%, 05/15/33 (m)	963
IDR 12,300,000	8.250%, 07/15/21 (m)	1,492
IDR 29,630,000	8.250%, 06/15/32 (m)	3,655
IDR 68,700,000	9.500%, 06/15/15 (m)	7,761
IDR 25,225,000	9.500%, 07/15/31 (m)	3,473
IDR 17,250,000	10.250%, 07/15/22 (m)	2,364

		23,220

	Malaysia — 2.8%
	Malaysia Government Bond,
MYR 14,925	3.741%, 02/27/15 (m)	4,969
MYR 3,950	3.892%, 03/15/27 (m)	1,339

		6,308

	Mexico — 9.7%
	United Mexican States,
MXN 2,679	4.000%, 11/15/40 (m)	315
MXN 7,500	6.500%, 06/10/21 (m)	704
MXN 62,700	7.750%, 12/14/17 (m)	5,937
MXN 8,000	7.750%, 11/13/42 (m)	894
MXN 52,000	8.000%, 06/11/20 (m)	5,239
MXN 19,850	8.500%, 11/18/38 (m)	2,352
MXN 54,100	10.000%, 12/05/24 (m)	6,641
MXN 870	10.000%, 11/20/36 (m)	117

		22,199

	Nigeria — 2.7%
	Nigeria Government Bond,
NGN 435,000	10.000%, 07/23/30 (m)	2,308
NGN 165,000	15.100%, 04/27/17 (m)	1,141
NGN 202,500	16.000%, 06/29/19 (m)	1,501
NGN 138,000	16.390%, 01/27/22 (m)	1,080

		6,030

	Peru — 1.1%
	Republic of Peru,
PEN 2,021	Reg. S., 6.900%, 08/12/37 (m)	964

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	9

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — Continued
	Peru — Continued
PEN 3,136	Reg. S., 6.950%, 08/12/31 (m)	1,480

		2,444

	Poland — 3.5%
	Poland Government Bond,
PLN 3,350	5.500%, 10/25/19 (m)	1,216
PLN 12,290	5.750%, 09/23/22 (m)	4,660
PLN 5,300	5.750%, 04/25/29 (m)	2,119

		7,995

	Romania — 1.6%
	Republic of Romania,
RON 2,750	5.750%, 04/29/20 (m)	862
RON 9,110	5.900%, 07/26/17 (m)	2,880

		3,742

	Russia — 10.4%
	Russian Federation,
RUB 42,500	7.000%, 01/25/23 (m)	1,422
RUB 47,000	7.050%, 01/19/28 (m)	1,550
RUB 61,000	7.350%, 01/20/16 (m)	2,035
RUB 42,000	7.400%, 04/19/17 (m)	1,419
RUB 103,500	7.500%, 03/15/18 (m)	3,540
RUB 138,000	7.500%, 02/27/19 (m)	4,756
RUB 136,500	7.600%, 04/14/21 (m)	4,743
RUB 117,900	7.600%, 07/20/22 (m)	4,128

		23,593

	South Africa — 4.5%
	Republic of South Africa,
ZAR 36,520	6.750%, 03/31/21 (m)	4,256
ZAR 10,443	7.000%, 02/28/31 (m)	1,124
ZAR 24,501	8.750%, 02/28/48 (m)	3,041
ZAR 12,500	10.500%, 12/21/26 (m)	1,852

		10,273

	Sri Lanka — 0.2%
LKR 67,390	Citigroup Funding Inc., CLN, 8.500%, 04/01/18 (linked to Republic of Sri Lanka, 8.500%, 04/01/18; credit rating B+) (m)	476

	Thailand — 3.1%
	Thailand Government Bond,
THB 51,100	3.580%, 12/17/27 (m)	1,740
THB 82,500	3.875%, 06/13/19 (m)	2,929

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Thailand — Continued
THB 37,749	Reg. S., 1.248%, 07/14/21 (m)	1,319
THB 33,407	Reg. S., 1.250%, 03/12/28 (m)	1,153

		7,141

	Turkey — 9.5%
	Republic of Turkey,
TRY 1,449	3.192%, 02/23/22 (m)	949
TRY 8,550	8.500%, 09/14/22 (m)	5,495
TRY 13,560	9.000%, 03/08/17 (m)	8,434
TRY 1,140	9.500%, 01/12/22 (m)	770
TRY 2,000	10.000%, 06/17/15 (m)	1,217
TRY 6,890	10.500%, 01/15/20 (m)	4,777

		21,642

	Total Foreign Government Securities (Cost $162,255)	165,665

NOTIONAL AMOUNT
Options Purchased — 0.0% (g)
	Foreign Exchange Currency Options — 0.0% (g)
	United States — 0.0% (g)
EUR 3,675	JPY Put/EUR Call, Expiring 05/13/13 @ 120.00 JPY to 1 EUR, Vanilla, European Style	—	(h)
5,306	JPY Put/USD Call, Expiring 06/10/13 @ 91.00 JPY to 1 USD, Vanilla, European Style	6
8,665	ZAR Put/USD Call, Expiring 05/13/13 @ 8.95 ZAR to 1 USD, Vanilla, European Style	63

	Total Options Purchased (Cost $156)	69

SHARES
Short-Term Investment — 24.1%
	Investment Company — 24.1%
55,000	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $55,000)	55,000

	Total Investments — 96.8% (Cost $217,411)	220,734
	Other Assets in Excess of Liabilities — 3.2%	7,341

	NET ASSETS — 100.0%	$228,075

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(35)	10 Year U.S. Treasury Note	06/19/13	(4,668)	(52)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
28,688,148	BRL	Credit Suisse International †	07/17/13	14,267	14,187	(80)
4,557,000	BRL	Goldman Sachs International †	07/17/13	2,230	2,254	24
3,185,301	BRL	HSBC Bank, N.A. †	07/17/13	1,593	1,575	(18)
10,722,149	CNY	HSBC Bank, N.A. †	06/19/13	1,708	1,735	27
13,246,421	CNY	Westpac Banking Corp. †	06/19/13	2,108	2,143	35
7,447,633,790	COP	Union Bank of Switzerland AG †	06/19/13	4,070	4,065	(5)
5,511,009,562	COP	Deutsche Bank AG †	07/17/13	3,015	3,000	(15)
1,245,505,454	COP	HSBC Bank, N.A. †	07/17/13	675	678	3
74,186,617	CZK	Credit Suisse International	06/19/13	3,720	3,789	69
6,169,310	EUR	BNP Paribas	06/19/13	8,023	8,127	104
2,267,483	EUR	HSBC Bank, N.A.	06/19/13	2,953	2,987	34
486,708	EUR	State Street Corp.	06/19/13	627	641	14
522,541	EUR	Westpac Banking Corp.	06/19/13	682	689	7
963,773,076	HUF	Deutsche Bank AG	06/19/13	4,183	4,219	36
174,848,008	HUF	BNP Paribas	07/17/13	771	763	(8)
1,853,258,041	HUF	Societe Generale	07/17/13	8,064	8,092	28
13,446,590,585	IDR	HSBC Bank, N.A. †	07/17/13	1,373	1,370	(3)
14,781,265	ILS	Deutsche Bank AG	06/19/13	4,082	4,116	34
244,788,600	INR	Deutsche Bank AG †	06/19/13	4,480	4,501	21
219,610,059	INR	Merrill Lynch International †	07/17/13	3,950	4,015	65
398,770,948	JPY	BNP Paribas	06/19/13	4,049	4,092	43
4,122,293,061	KRW	HSBC Bank, N.A. †	06/19/13	3,732	3,736	4
456,820,800	KRW	State Street Bank & Trust †	06/19/13	409	414	5
27,358,340	MXN	BNP Paribas	06/19/13	2,133	2,244	111
4,153,895	MXN	Credit Suisse International	06/19/13	338	341	3
26,941,020	MXN	Deutsche Bank AG	06/19/13	2,121	2,210	89
89,895,842	MXN	HSBC Bank, N.A.	06/19/13	7,257	7,373	116
8,130,835	MXN	State Street Corp.	06/19/13	653	667	14
3,764,779	MXN	Westpac Banking Corp.	06/19/13	298	309	11
16,989,592	MXN	BNP Paribas	07/17/13	1,384	1,390	6
6,382,869	MXN	Citibank, N.A.	07/17/13	522	522	— (h)
11,974,107	MXN	Credit Suisse International	07/17/13	971	980	9
2,147,544	MXN	Deutsche Bank AG	07/17/13	175	176	1
43,616,003	MYR	Goldman Sachs International †	07/17/13	14,140	14,256	116
5,386,126	MYR	HSBC Bank, N.A. †	07/17/13	1,763	1,760	(3)
3,209,486	PEN	Deutsche Bank AG †	07/17/13	1,244	1,209	(35)
1,525,700	PEN	HSBC Bank, N.A. †	07/17/13	589	575	(14)
186,323,259	PHP	Credit Suisse International †	06/19/13	4,548	4,517	(31)
46,050,445	PHP	Deutsche Bank AG †	07/17/13	1,120	1,116	(4)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	11

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
5,083,244	PLN	BNP Paribas	07/17/13	1,611	1,600	(11)
45,235,775	PLN	Deutsche Bank AG	07/17/13	14,200	14,240	40
141,588,873	RUB	Credit Suisse International †	06/19/13	4,535	4,509	(26)
49,503,017	RUB	Credit Suisse International †	07/17/13	1,564	1,569	5
39,324,079	RUB	Goldman Sachs International †	07/17/13	1,226	1,246	20
41,556,904	RUB	HSBC Bank, N.A. †	07/17/13	1,304	1,317	13
17,122,250	RUB	State Street Bank & Trust †	07/17/13	545	543	(2)
103,312,696	THB	Deutsche Bank AG	06/19/13	3,510	3,510	— (h)
180,490,921	THB	Deutsche Bank AG	07/17/13	6,114	6,123	9
32,477,920	THB	HSBC Bank, N.A.	07/17/13	1,112	1,102	(10)
38,130,375	THB	Union Bank of Switzerland AG	07/17/13	1,293	1,293	— (h)
8,072,772	TRY	Citibank, N.A.	06/19/13	4,449	4,480	31
8,181,000	TRY	HSBC Bank, N.A.	06/19/13	4,539	4,541	2
2,504,154	TRY	BNP Paribas	07/17/13	1,385	1,386	1
1,825,386	TRY	Citibank, N.A.	07/17/13	1,009	1,010	1
5,847,380	TRY	Credit Suisse International	07/17/13	3,233	3,236	3
2,188,241	TRY	Goldman Sachs International	07/17/13	1,207	1,211	4
824,324	TRY	HSBC Bank, N.A.	07/17/13	455	456	1
38,121,167	ZAR	BNP Paribas	06/19/13	4,114	4,221	107
41,316,449	ZAR	Goldman Sachs International	06/19/13	4,499	4,574	75
12,814,276	ZAR	BNP Paribas	07/17/13	1,384	1,413	29
144,766,717	ZAR	Credit Suisse International	07/17/13	15,977	15,964	(13)
4,999,026	ZAR	State Street Corp.	07/17/13	553	551	(2)
				199,838	200,928	1,090

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
482,120	AUD	Credit Suisse International	06/19/13	499	498	1
1,305,657	AUD	HSBC Bank, N.A.	06/19/13	1,337	1,349	(12)
314,661	AUD	Union Bank of Switzerland AG	06/19/13	326	325	1
2,082,371	AUD	Westpac Banking Corp.	06/19/13	2,123	2,151	(28)
8,307,121	BRL	Credit Suisse International †	07/17/13	4,144	4,108	36
3,763,638	BRL	Union Bank of Switzerland AG †	07/17/13	1,865	1,861	4
2,128,433,738	CLP	Royal Bank of Scotland †	06/19/13	4,467	4,488	(21)
704,645,000	CLP	BNP Paribas †	07/17/13	1,470	1,481	(11)
2,235,220,730	CLP	Citibank, N.A. †	07/17/13	4,739	4,695	44
23,968,570	CNY	Credit Suisse International †	06/19/13	3,814	3,878	(64)
3,857,356,800	COP	Credit Suisse International †	06/19/13	2,120	2,105	15
507,168,300	COP	Deutsche Bank AG †	06/19/13	278	277	1
2,412,947,290	COP	HSBC Bank, N.A. †	06/19/13	1,325	1,317	8
670,161,400	COP	State Street Bank & Trust †	06/19/13	362	366	(4)
41,635,329	CZK	BNP Paribas	06/19/13	2,150	2,127	23
3,377,899	CZK	Citibank, N.A.	06/19/13	171	172	(1)
29,173,389	CZK	HSBC Bank, N.A.	06/19/13	1,483	1,489	(6)
2,883,012	EUR	Credit Suisse International	06/19/13	3,723	3,799	(76)
3,109,437	EUR	Deutsche Bank AG	06/19/13	4,044	4,096	(52)

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2013

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
880,327,937	HUF	BNP Paribas	06/19/13	3,689	3,853	(164)
83,445,139	HUF	State Street Corp.	06/19/13	347	365	(18)
492,927,114	HUF	BNP Paribas	07/17/13	2,136	2,152	(16)
258,680,776	HUF	Union Bank of Switzerland AG	07/17/13	1,089	1,130	(41)
7,405,703,131	IDR	Credit Suisse International †	07/17/13	749	755	(6)
7,236,871,331	IDR	Deutsche Bank AG †	07/17/13	738	737	1
9,480,486,200	IDR	Goldman Sachs International †	07/17/13	969	966	3
26,682,711,863	IDR	Westpac Banking Corp. †	07/17/13	2,727	2,718	9
14,781,265	ILS	Deutsche Bank AG	06/19/13	4,036	4,116	(80)
219,610,059	INR	Deutsche Bank AG †	07/17/13	3,959	4,015	(56)
522,614,854	JPY	HSBC Bank, N.A.	06/19/13	5,291	5,363	(72)
31,831,550	JPY	Societe Generale	06/19/13	330	326	4
199,658,921	JPY	TD Bank Financial Group	06/19/13	2,079	2,049	30
32,860,306	JPY	Union Bank of Switzerland AG	06/19/13	348	337	11
53,957,702	JPY	Westpac Banking Corp.	06/19/13	556	554	2
4,579,113,861	KRW	Credit Suisse International †	06/19/13	4,084	4,150	(66)
105,086,086	MXN	Credit Suisse International	06/19/13	8,526	8,619	(93)
8,433,746	MXN	Credit Suisse International	07/17/13	679	691	(12)
16,604,103	MXN	Goldman Sachs International	07/17/13	1,345	1,359	(14)
1,555,781	MXN	HSBC Bank, N.A.	07/17/13	127	127	– (h)
6,803,129	PLN	BNP Paribas	06/19/13	2,116	2,145	(29)
1,070,177	PLN	Credit Suisse International	06/19/13	338	337	1
5,200,028	PLN	HSBC Bank, N.A.	06/19/13	1,622	1,641	(19)
1,129,257	PLN	State Street Corp.	06/19/13	347	356	(9)
3,524,900	PLN	Deutsche Bank AG	07/17/13	1,070	1,110	(40)
35,700	PLN	State Street Corp.	07/17/13	11	11	— (h)
141,588,873	RUB	Credit Suisse International †	06/19/13	4,454	4,509	(55)
154,532,812	RUB	Credit Suisse International †	07/17/13	4,860	4,898	(38)
23,801,198	RUB	Goldman Sachs International †	07/17/13	745	755	(10)
40,758,450	RUB	State Street Bank & Trust †	07/17/13	1,268	1,292	(24)
707,840	SGD	Credit Suisse International	06/19/13	572	574	(2)
8,959,415	SGD	HSBC Bank, N.A.	06/19/13	7,174	7,274	(100)
812,542	SGD	State Street Corp.	06/19/13	653	660	(7)
414,771	SGD	Westpac Banking Corp.	06/19/13	332	337	(5)
39,904,336	THB	HSBC Bank, N.A.	06/19/13	1,340	1,356	(16)
63,408,359	THB	State Street Corp.	06/19/13	2,122	2,154	(32)
7,379,308	TRY	Societe Generale	06/19/13	4,094	4,095	(1)
693,464	TRY	Westpac Banking Corp.	06/19/13	384	386	(2)
3,451,913	TRY	Citibank, N.A.	07/17/13	1,900	1,910	(10)
2,253,670	TRY	Royal Bank of Canada	07/17/13	1,250	1,248	2
5,533,380	TRY	State Street Corp.	07/17/13	3,057	3,062	(5)
101,252,805	ZAR	Deutsche Bank AG	06/19/13	11,039	11,210	(171)
13,785,002	ZAR	HSBC Bank, N.A.	06/19/13	1,483	1,526	(43)
3,457,783	ZAR	State Street Corp.	06/19/13	367	382	(15)
1,904,072	ZAR	Westpac Banking Corp.	06/19/13	206	211	(5)
22,249,583	ZAR	Citibank, N.A.	07/17/13	2,415	2,454	(39)
11,852,287	ZAR	Deutsche Bank AG	07/17/13	1,298	1,307	(9)
12,647,190	ZAR	State Street Corp.	07/17/13	1,361	1,394	(33)
				142,122	143,558	(1,436)

†	Non-deliverable forward. See Note 2.C. in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	13

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

Interest Rate Swaps (Amounts in U.S. dollars, unless otherwise noted) (Amounts in thousands)
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT		VALUE
Bank of America	3 month MOSPRIME quarterly	6.770% quarterly	04/26/15	RUB	39,400	(3)
Bank of America	3 month MOSPRIME quarterly	6.800% quarterly	04/30/15		84,500	(3)
Bank of America	3 month MOSPRIME quarterly	6.800% quarterly	05/06/15		17,000	—
Bank of America	6 month THBFIX semi-annually	3.860 semi-annually	03/19/23	THB	117,000	166
Citibank N.A.	3 month JIBAR quarterly	6.030% quarterly	03/15/18	ZAR	37,500	87
Citibank N.A.	6 month WIBOR semi-annually	3.380% semi-annually	03/18/16	PLN	15,450	77
Deutsche Bank AG (London)	3 month JIBAR quarterly	6.820% quarterly	04/10/23	ZAR	60,000	174
Deutsche Bank AG (London)	3 month KLIBOR quarterly	3.845% quarterly	03/14/23	MYR	16,800	318
Deutsche Bank AG (London)	6 month WIBOR semi-annually	3.485% quarterly	03/18/18	PLN	16,800	163
Deutsche Bank AG (London)	Brazilian Consumer Price Index	Brazilian Real	01/02/15	BRL	9,050	(22)
Deutsche Bank AG (London)	Brazilian Consumer Price Index	Brazilian Real	01/02/15		5,000	18
Deutsche Bank AG (London)	Brazilian Consumer Price Index	Brazilian Real	01/02/17		2,000	13
Deutsche Bank AG (London)	Brazilian Consumer Price Index	Brazilian Real	01/02/17		1,808	8

						996

OPTIONS WRITTEN

Foreign Exchange Currency Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
EUR Put/JPY Call, Vanilla, European Style	JPY 120.00	05/09/13	3,675	— (h)
USD Put/ZAR Call, Vanilla, European Style	ZAR 8.95	05/13/13	4,332	(32)

(Premiums received of $181)				(32)

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2013

JPMorgan Ex-G4 Currency Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — 48.9%
	Australia — 0.3%
AUD 660	Australia Government Bond, 6.500%, 05/15/13 (m)	685

	Canada — 7.5%
	Government of Canada,
CAD 9,600	2.500%, 09/01/13 (m)	9,575
CAD 6,800	3.500%, 06/01/13 (m)	6,764

		16,339

	Denmark — 1.1%
DKK 12,450	Kommunekredit, 4.000%, 01/01/16 (m)	2,409

	Germany — 6.0%
	Kreditanstalt fuer Wiederaufbau,
NOK 5,200	3.250%, 04/28/14 (m)	915
SEK 2,520	3.250%, 05/05/14 (m)	397
NOK 9,900	3.750%, 09/25/15 (m)	1,796
NOK 2,090	4.000%, 12/15/14 (m)	375
NOK 27,000	5.000%, 05/15/15 (m)	4,983
AUD 3,500	5.500%, 07/25/16 (m)	3,876
AUD 630	6.000%, 08/28/14 (m)	678

		13,020

	Indonesia — 4.3%
IDR 83,290,000	Republic of Indonesia, 9.500%, 06/15/15 (m)	9,409

	Mexico — 10.8%
	United Mexican States,
MXN 87,200	8.000%, 12/19/13 (m)	7,363
MXN 89,500	8.000%, 12/17/15 (m)	8,101
MXN 89,330	9.500%, 12/18/14 (m)	8,005

		23,469

	Norway — 1.6%
	Kommunalbanken A.S.,
NOK 3,500	3.500%, 09/11/15 (m)	629
AUD 730	5.100%, 02/24/15 (m)	783
AUD 1,100	6.000%, 10/21/14 (m)	1,188
AUD 700	6.000%, 03/16/15 (m)	759

		3,359

	Poland — 1.5%
PLN 10,000	Poland Government Bond, 5.500%, 04/25/15 (m)	3,340

	Russia — 1.3%
RUB 78,500	Russian Federation, 7.600%, 07/20/22 (m)	2,748

	South Africa — 1.6%
ZAR 26,750	Republic of South Africa, 13.500%, 09/15/15 (m)	3,524

	South Korea — 4.4%
	Republic of Korea,
KRW 5,726,000	3.500%, 06/10/14 (m)	5,253

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	South Korea — Continued
KRW 4,680,000	3.750%, 06/10/13 (m)	4,229

		9,482

	Sweden — 0.9%
SEK 12,000	Kommuninvest I Sverige AB, 4.000%, 08/12/17 (m)	2,022

	Thailand — 3.0%
	Kingdom of Thailand,
THB 50,700	3.650%, 12/17/21 (m)	1,770
THB 138,360	5.250%, 05/12/14 (m)	4,833

		6,603

	Turkey — 4.6%
	Republic of Turkey,
TRY 5,575	9.000%, 03/08/17 (m)	3,468
TRY 2,350	10.000%, 12/04/13 (m)	1,347
TRY 6,475	10.000%, 06/17/15 (m)	3,941
TRY 2,325	16.000%, 08/28/13 (m)	1,342

		10,098

	Total Foreign Government Securities (Cost $103,304)	106,507

	Supranational — 4.6%
AUD 2,200	EUROFIMA, 5.625%, 10/24/16 (m)	2,428
	European Investment Bank,
CHF 880	3.500%, 01/28/14 (m)	970
NOK 3,000	3.750%, 05/15/15 (m)	541
SEK 31,000	4.500%, 05/05/14 (m)	4,936
AUD 230	6.000%, 08/14/13 (m)	241
	International Bank for Reconstruction & Development,
AUD 350	5.140%, 05/20/14 (m)	371
AUD 420	5.230%, 01/28/14 (m)	442

	Total Supranational (Cost $9,922)	9,929

SHARES
Short-Term Investment — 44.8%
	Investment Company — 44.8%
97,436	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $97,436)	97,436

	Total Investments — 98.3% (Cost $210,662)	213,872
	Other Assets in Excess of Liabilities — 1.7%	3,645

	NET ASSETS — 100.0%	$217,517

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	15

JPMorgan Ex-G4 Currency Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
10,988,917	AED	Deutsche Bank AG	05/28/13	2,992	2,992	—	(h)
18,641,421	ARS	Goldman Sachs International †	05/28/13	3,542	3,511	(31)
1,784,872	ARS	HSBC Bank, N.A. †	05/28/13	337	336	(1)
374,750	AUD	Barclays Bank plc	05/28/13	388	388	—	(h)
241,473	AUD	Deutsche Bank AG	05/28/13	248	250	2
292,288	AUD	Goldman Sachs International	05/28/13	300	302	2
615,025	BRL	Citibank, N.A. †	05/28/13	304	306	2
666,138	BRL	Deutsche Bank AG †	05/28/13	328	332	4
41,718,500	BRL	Goldman Sachs International †	05/28/13	20,609	20,787	178
2,196,539	BRL	HSBC Bank, N.A. †	05/28/13	1,093	1,095	2
672,466	CAD	Deutsche Bank AG	05/28/13	654	667	13
586,265	CAD	Goldman Sachs International	05/28/13	582	582	—	(h)
360,350	CHF	Barclays Bank plc	05/28/13	388	388	—	(h)
261,845	CHF	Goldman Sachs International	05/28/13	282	282	—	(h)
4,158,992	CHF	State Street Corp.	05/28/13	4,449	4,474	25
224,561,923	CNY	Citibank, N.A. †	05/02/13	35,757	36,425	668
5,645,313	CNY	Credit Suisse International †	05/02/13	900	916	16
14,790,564	CNY	Deutsche Bank AG †	05/02/13	2,358	2,399	41
5,120,203	CNY	Goldman Sachs International †	05/02/13	819	830	11
257,881,282	CNY	HSBC Bank, N.A. †	05/02/13	41,388	41,830	442
6,199,137	CNY	Citibank, N.A. †	05/28/13	994	1,004	10
8,487,732	CNY	Deutsche Bank AG †	05/28/13	1,361	1,375	14
264,786,836	CNY	HSBC Bank, N.A. †	05/28/13	42,459	42,891	432
444,997,403	COP	HSBC Bank, N.A. †	05/28/13	240	243	3
4,688,288,119	COP	Westpac Banking Corp. †	05/28/13	2,540	2,564	24
2,609,375,882	IDR	Deutsche Bank AG †	05/28/13	269	268	(1)
18,657,339	INR	Citibank, N.A. †	05/28/13	343	345	2
31,429,535	INR	Deutsche Bank AG †	05/28/13	577	580	3
861,481,662	INR	HSBC Bank, N.A. †	05/28/13	15,893	15,907	14
2,268,338,470	KRW	BNP Paribas †	05/28/13	2,019	2,058	39
416,513,823	KRW	Deutsche Bank AG †	05/28/13	373	378	5
745,224,234	KRW	HSBC Bank, N.A. †	05/28/13	671	676	5
4,552,496	MXN	Citibank, N.A.	05/28/13	375	374	(1)
3,511,962	MXN	Deutsche Bank AG	05/28/13	284	289	5
4,187,772	MXN	Royal Bank of Canada	05/28/13	345	344	(1)
2,079,911	NOK	Deutsche Bank AG	05/28/13	351	360	9
1,189,885	PLN	Deutsche Bank AG	05/28/13	371	376	5
3,606,287	PLN	HSBC Bank, N.A.	05/28/13	1,141	1,139	(2)
4,576,575	PLN	Westpac Banking Corp.	05/28/13	1,431	1,445	14
11,343,250	RUB	Citibank, N.A. †	05/28/13	359	362	3
387,895,140	RUB	Credit Suisse International †	05/28/13	12,198	12,401	203
13,721,169	RUB	Deutsche Bank AG †	05/28/13	434	439	5
17,664,703	SAR	HSBC Bank, N.A.	05/28/13	4,710	4,710	—	(h)
1,006,461	SAR	Union Bank of Switzerland AG	05/28/13	268	268	—	(h)
7,181,258	THB	Deutsche Bank AG	05/28/13	247	244	(3)
635,392	TRY	Deutsche Bank AG	05/28/13	350	353	3
7,198,078	TWD	HSBC Bank, N.A. †	05/28/13	241	244	3
116,156,816	TWD	Union Bank of Switzerland AG †	05/28/13	3,897	3,937	40
				212,459	214,666	2,207

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2013

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,489,296	AUD	Goldman Sachs International	05/28/13	1,537	1,541	(4)
1,347,943	CAD	State Street Corp.	05/28/13	1,313	1,337	(24)
224,561,923	CNY	Citibank, N.A. †	05/02/13	36,045	36,425	(380)
5,645,313	CNY	Credit Suisse International †	05/02/13	906	915	(9)
14,790,564	CNY	Deutsche Bank AG †	05/02/13	2,374	2,399	(25)
5,120,203	CNY	Goldman Sachs International †	05/02/13	822	831	(9)
257,881,282	CNY	HSBC Bank, N.A. †	05/02/13	41,334	41,830	(496)
7,810,753	DKK	Goldman Sachs International	05/28/13	1,372	1,380	(8)
26,831,473,076	IDR	HSBC Bank, N.A. †	05/28/13	2,755	2,750	5
138,601,408	MXN	State Street Corp.	05/28/13	11,274	11,390	(116)
31,883,279	NOK	HSBC Bank, N.A.	05/28/13	5,457	5,523	(66)
4,543,595	PLN	Royal Bank of Canada	05/28/13	1,435	1,435	— (h)
32,284,875	SEK	HSBC Bank, N.A.	05/28/13	4,943	4,979	(36)
111,129,730	THB	Citibank, N.A.	05/28/13	3,867	3,781	86
6,271,176	TRY	BNP Paribas	05/28/13	3,476	3,488	(12)
285,053	ZAR	HSBC Bank, N.A.	05/28/13	31	32	(1)
				118,941	120,036	(1,095)

†	Non-deliverable forward. See Note 2.C. in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	17

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — 2.9%
	Australia — 0.4%
GBP 2,500	Suncorp Group Ltd., 4.000%, 01/16/14 (m)	3,979

	Netherlands — 1.5%
EUR 15	Deutsche Telekom International Finance B.V., 6.000%, 01/20/17 (m)	23
EUR 5,700	Fortis Bank Nederland N.V., 3.375%, 05/19/14 (m)	7,759
EUR 2,351	LeasePlan Corp N.V., 3.250%, 05/22/14 (m)	3,195
GBP 4,500	Nederlandse Waterschapsbank N.V., 2.125%, 09/07/16 (m)	7,302

		18,279

	United Kingdom — 1.0%
EUR 50	BAT International Finance plc, 5.375%, 06/29/17 (m)	77
EUR 50	Lloyds TSB Bank plc, 6.250%, 04/15/14 (m)	69
	Network Rail Infrastructure Finance plc,
GBP 2,700	1.250%, 01/22/15 (m)	4,253
GBP 4,500	4.875%, 11/27/15 (m)	7,770

		12,169

	United States — 0.0% (g)
EUR 50	AT&T, Inc., 6.125%, 04/02/15 (m)	73
EUR 30	Bank of America Corp., 4.625%, 02/18/14 (m)	41
EUR 50	Cellco Partnership/Verizon Wireless Capital LLC, 8.750%, 12/18/15 (m)	79
EUR 10	Citigroup, Inc., 3.950%, 10/10/13 (m)	13
EUR 25	Goldman Sachs Group, Inc. (The), 4.000%, 02/02/15 (m)	35
EUR 50	Morgan Stanley, 5.500%, 10/02/17 (m)	76

		317

	Total Corporate Bonds (Cost $34,033)	34,744

Foreign Government Securities — 57.2%
	Australia — 0.0% (g)
AUD 258	New South Wales Treasury Corp., 5.500%, 03/01/17 (m)	291

	Austria — 0.0% (g)
EUR 35	Republic of Austria, 4.350%, 03/15/19 (e) (m)	56

	Brazil — 4.0%
BRL 93,800	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/17 (m)	48,314

	Canada — 15.8%
	Government of Canada,
CAD 92,500	2.500%, 09/01/13 (m)	92,259
CAD 99,000	3.500%, 06/01/13 (m)	98,476
CAD 15	3.750%, 06/01/19 (m)	17

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Canada — Continued
CAD 70	4.000%, 06/01/16 (m)	76

		190,828

	Denmark — 1.1%
EUR 9,000	Kingdom of Denmark, 2.750%, 03/16/16 (m)	12,741

	Finland — 1.0%
GBP 7,350	Kingdom of Finland, 0.558%, 02/25/16 (m)	11,427

	France — 10.1%
	Caisse d’Amortissement de la Dette Sociale,
GBP 4,500	2.250%, 12/07/15 (m)	7,262
EUR 50	3.625%, 04/25/15 (m)	70
EUR 9,000	3.625%, 04/25/16 (m)	12,979
GBP 6,045	3.750%, 09/08/14 (m)	9,779
	French Treasury Note BTAN,
EUR 26,900	2.500%, 01/12/14 (m)	36,021
EUR 40,470	3.000%, 07/12/14 (m)	55,145

		121,256

	Germany — 1.2%
	Bundesrepublik Deutschland,
EUR 60	3.500%, 07/04/19 (m)	93
EUR 50	4.250%, 07/04/18 (m)	79
EUR 11,000	Bundesschatzanweisungen, 1.750%, 06/14/13 (m)	14,516
	Kreditanstalt fuer Wiederaufbau,,
EUR 25	3.875%, 01/21/19 (m)	39
EUR 30	4.125%, 07/04/17 (m)	46

		14,773

	Indonesia — 1.5%
IDR 160,160,000	Republic of Indonesia, 9.500%, 06/15/15 (m)	18,092

	Malaysia — 2.1%
	Malaysia Government Bond,
MYR 33,900	3.741%, 02/27/15 (m)	11,287
MYR 40,400	4.160%, 07/15/21 (m)	14,003

		25,290

	Mexico — 12.2%
	United Mexican States,
MXN 579,100	8.000%, 12/19/13 (m)	48,894
MXN 545,500	8.000%, 12/17/15 (m)	49,378
MXN 544,200	9.500%, 12/18/14 (m)	48,768

		147,040

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — Continued
	Netherlands — 4.3%
	Bank Nederlandse Gemeenten,
JPY 1,600,000	1.850%, 11/07/16 (m)	17,352
GBP 4,500	2.375%, 12/23/15 (m)	7,307
EUR 8,500	3.375%, 06/01/15 (m)	11,926
AUD 5,750	5.625%, 02/16/17 (m)	6,276
AUD 6,550	6.250%, 11/12/13 (m)	6,882
AUD 2,313	6.250%, 01/20/14 (m)	2,440
EUR 65	Kingdom of Netherlands, 4.250%, 07/15/13 (e) (m)	86

		52,269

	Norway — 0.8%
	Kommunalbanken A.S.,
GBP 2,700	1.375%, 12/23/15 (m)	4,276
AUD 4,650	6.000%, 03/16/15 (m)	5,044

		9,320

	Philippines — 1.7%
PHP 683,000	Philippine Government Bond, 6.500%, 04/28/21 (m)	20,982

	Thailand — 1.4%
THB 499,000	Kingdom of Thailand, 3.650%, 12/17/21 (m)	17,421

	Total Foreign Government Securities (Cost $684,845)	690,100

Supranational — 20.6%
GBP 2,700	European Bank for Reconstruction & Development, 0.875%, 12/15/14 (m)	4,224
	European Financial Stability Facility,
EUR 4,600	0.500%, 03/07/16 (m)	6,083
EUR 29,700	1.000%, 03/12/14 (m)	39,403
EUR 9,000	1.625%, 02/04/15 (m)	12,160

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	European Investment Bank,
JPY 2,592,000	1.400%, 06/20/17 (m)	27,788
GBP 30,500	3.000%, 12/07/15 (m)	50,295
EUR 100	4.250%, 10/15/14 (m)	140
SEK 184,100	4.500%, 05/05/14 (m)	29,315
	European Union,
EUR 15,500	3.125%, 01/27/15 (m)	21,487
EUR 12,486	3.625%, 04/06/16 (m)	18,074
GBP 2,700	Inter-American Development Bank, 0.750%, 12/15/14 (m)	4,216
	International Bank for Reconstruction & Development,
GBP 2,700	0.875%, 12/17/14 (m)	4,224
GBP 11,800	1.250%, 12/10/13 (m)	18,415
AUD 5,282	5.130%, 07/14/15 (m)	5,680
GBP 4,300	Nordic Investment Bank, 1.625%, 12/10/13 (m)	6,723

	Total Supranational (Cost $250,558)	248,227

SHARES
Short-Term Investment — 17.8%
	Investment Company — 17.8%
214,901	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $214,901)	214,901

	Total Investments — 98.5% (Cost $1,184,337)	1,187,972
	Other Assets in Excess of Liabilities — 1.5%	17,652

	NET ASSETS — 100.0%	$1,205,624

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	19

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
40,529,120	ARS	Goldman Sachs International †	05/28/13	7,702	7,634	(68)
6,144,091	CHF	HSBC Bank, N.A.	05/28/13	6,488	6,610	122
13,270,748	CHF	Societe Generale	05/28/13	14,208	14,276	68
7,980,065,104	CLP	Westpac Banking Corp. †	05/28/13	16,627	16,879	252
1,607,763,880	CNY	Citibank, N.A. †	05/02/13	256,005	260,789	4,784
8,231,964	CNY	Deutsche Bank AG †	05/02/13	1,321	1,335	14
1,584,501,382	CNY	HSBC Bank, N.A. †	05/02/13	254,335	257,016	2,681
1,567,882,062	CNY	HSBC Bank, N.A. †	05/28/13	251,384	253,968	2,584
14,502,345,699	COP	Westpac Banking Corp. †	05/28/13	7,856	7,930	74
12,960,492	EUR	Royal Bank of Scotland	05/28/13	16,835	17,071	236
120,724,121	HKD	Societe Generale	05/28/13	15,552	15,559	7
48,497,343	ILS	State Street Corp.	05/28/13	13,337	13,514	177
1,275,039,259	INR	HSBC Bank, N.A. †	05/28/13	23,517	23,544	27
2,663,786,818	JPY	Westpac Banking Corp.	05/28/13	26,934	27,329	395
59,915,091,122	KRW	BNP Paribas †	05/28/13	53,330	54,351	1,021
41,248,724	MXN	State Street Corp.	05/28/13	3,356	3,390	34
444,334,293	RUB	Credit Suisse International †	05/28/13	13,964	14,205	241
45,706,936	SAR	HSBC Bank, N.A.	05/28/13	12,188	12,187	(1)
29,674,123	SGD	State Street Corp.	05/28/13	23,933	24,092	159
906,635,046	TWD	Union Bank of Switzerland AG †	05/28/13	30,418	30,731	313
				1,049,290	1,062,410	13,120

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
20,879,551	AUD	Australia and New Zealand Banking Group Limited	05/28/13	21,547	21,601	(54)
1,212,144	BRL	Citibank, N.A. †	05/28/13	601	604	(3)
44,476,004	BRL	Goldman Sachs International †	05/28/13	21,971	22,161	(190)
848,835	CAD	Barclays Bank plc	05/28/13	842	842	— (h)
35,422,897	CAD	Societe Generale	05/28/13	34,503	35,138	(635)
3,038,787,411	CLP	HSBC Bank, N.A. †	05/28/13	6,378	6,428	(50)
1,607,763,880	CNY	Citibank, N.A. †	05/02/13	258,051	260,789	(2,738)
8,231,964	CNY	Deutsche Bank AG†	05/02/13	1,316	1,335	(19)
1,584,501,382	CNY	HSBC Bank, N.A. †	05/02/13	253,953	257,016	(3,063)
7,417,765	CNY	Goldman Sachs International †	05/28/13	1,193	1,201	(8)
551,087	EUR	Barclays Bank plc	05/28/13	726	726	— (h)
60,832,805	EUR	Goldman Sachs International	05/28/13	79,379	80,127	(748)
276,111	EUR	HSBC Bank, N.A.	05/28/13	363	364	(1)
235,943	GBP	Citibank, N.A.	05/28/13	361	366	(5)
8,189,171	GBP	Royal Bank of Scotland	05/28/13	12,498	12,719	(221)
62,821,680	GBP	Societe Generale	05/28/13	95,661	97,566	(1,905)
45,027,564,221	IDR	HSBC Bank, N.A. †	05/28/13	4,624	4,616	8
58,643,839	JPY	Barclays Bank plc	05/28/13	602	602	— (h)

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2013

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
669,327,857	KRW	Citibank, N.A. †	05/28/13	601	607	(6)
5,847,095	MXN	Barclays Bank plc	05/28/13	481	480	1
8,719,161	MXN	Deutsche Bank AG	05/28/13	719	717	2
351,762,103	PHP	Deutsche Bank AG †	05/28/13	8,512	8,537	(25)
173,864,834	SEK	State Street Corp.	05/28/13	26,640	26,810	(170)
17,495,423	THB	Citibank, N.A.	05/28/13	602	595	7
				832,124	841,947	(9,823)

†	Non-deliverable forward. See Note 2.C. in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	21

J.P. Morgan Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

AED	— Arab Emirates Dirham
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of April 30, 2013. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CLP	— Chilean Peso
CNY	— China Yuan
COP	— Colombian Peso
CZX	— Czech Republic Koruna
DKK	— Danish Krone
DOP	— Dominican Peso
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
JIBAR	— Johannesburg Interbank Agreed Rate
JPY	— Japanese Yen
KLIBOR	— Kuala Lumpur Interbank Offered Rate
KRW	— Korean Republic Won
LKR	— Sri Lankan Rupee
MOSPRIME	— Moscow Prime Offered Rate
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NGN	— Nigeria Naira
NOK	— Norwegian Krone
PEN	— Perurian Nuero Sol
PHP	— Phillipine Peso

PLN	— Polish Zloty
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Seucuriies Act of 1933, or pursuant to an exemption from registration.

RON	— Romanian Leu
RUB	— Russian Ruble
SAR	— Saudi Arabia Riyal
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
THBFIX	— Thai Baht Interest Rate Fixing
TRY	— Turkish Lira
USD	— United States Dollar
TWD	— Taiwan Dollar
WIBOR	— Warsaw Interbank Offered Rate
ZAR	— South African Rand
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144a of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of April 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(r)	— Rates shown are per annum and payments are as described.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2013	J.P. MORGAN FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund	Ex-G4 Currency Strategies Fund		International Currency Income Fund
ASSETS:
Investments in non-affiliates, at value	$165,734	$116,436		$973,071
Investments in affiliates, at value	55,000	97,436		214,901

Total investment securities, at value	220,734	213,872		1,187,972
Cash	1,305	139		161
Due from custodian	—	6,945		—
Foreign currency, at value	1,059	—		132
Deposits at broker for futures contracts	43	—		—
Receivables:
Investment securities sold	1,286	—	(a)	49,472
Fund shares sold	162	1,408		736
Interest from non-affiliates	3,187	2,535		15,445
Dividends from affiliates	2	4		9
Tax reclaims	6	—		—
Variation margin on futures contracts	3	—		—
Unrealized appreciation on forward foreign currency exchange contracts	1,566	2,338		13,207
Outstanding swap contracts, at value	1,024	—		—
Prepaid expenses and other assets	8	—		—

Total Assets	230,385	227,241		1,267,134

LIABILITIES:
Payables:
Due to custodian-foreign currency, at value	—	6,876		—
Distributions	154	—		—
Investment securities purchased	2	1,442		49,493
Fund shares redeemed	33	60		1,431
Unrealized depreciation on forward foreign currency exchange contracts	1,912	1,226		9,910
Outstanding options written, at fair value	32	—		—
Outstanding swap contracts, at value	28	—		—
Accrued liabilities:
Investment advisory fees	81	54		453
Shareholder servicing fees	20	8		49
Custodian and accounting fees	15	17		115
Distribution fees	3	—	(a)	5
Collateral management fees	1	—		—
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	1
Other	29	41		53

Total Liabilities	2,310	9,724		61,510

Net Assets	$228,075	$217,517		$1,205,624

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2013

	Emerging Markets Local Currency Debt Fund	Ex-G4 Currency Strategies Fund	International Currency Income Fund
NET ASSETS:
Paid-in-Capital	$222,679	$213,401	$1,200,530
Accumulated undistributed net investment income	369	650	5,750
Accumulated net realized gains (losses)	938	(884)	(7,828)
Net unrealized appreciation (depreciation)	4,089	4,350	7,172

Total Net Assets	$228,075	$217,517	$1,205,624

Net Assets:
Class A	$15,483	$1,262	$19,830
Class C	54	52	1,003
Class R2	54	—	—
Class R5	54	—	—
Class R6	122,825	—	—
Select Class	89,605	216,203	1,184,791

Total	$228,075	$217,517	$1,205,624

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,455	122	1,759
Class C	5	5	91
Class R2	5	—	—
Class R5	5	—	—
Class R6	11,532	—	—
Select Class	8,416	20,913	104,561

Net Asset Value (a):
Class A — Redemption price per share	$10.64	$10.33	$11.27
Class C — Offering price per share (b)	10.64	10.29	11.06
Class R2 — Offering and redemption price per share	10.65	—	—
Class R5 — Offering and redemption price per share	10.65	—	—
Class R6 — Offering and redemption price per share	10.65	—	—
Select Class — Offering and redemption price per share	10.65	10.34	11.33
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.05	$10.73	$11.71

Cost of investments in non-affiliates	$162,411	$113,226	$969,436
Cost of investments in affiliates	55,000	97,436	214,901
Cost of foreign currency	1,063	(6,877)	132
Premiums received from options written	181	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Share varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	25

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund		Ex-G4 Currency Strategies Fund	International Currency Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2,334		$1,575	$12,262
Interest income from affiliates	4		—	—
Dividend income from affiliates	9		25	73
Foreign taxes withheld	(97)		(43)	(281)

Total investment income	2,250		1,557	12,054

EXPENSES:
Investment advisory fees	390		417	3,401
Administration fees	47		64	522
Distribution fees:
Class A	5		2	26
Class C	—	(a)	— (a)	4
Class R2	—	(a)	—	—
Shareholder servicing fees:
Class A	5		2	26
Class C	—	(a)	— (a)	1
Class R2	—	(a)	—	—
Class R5	—	(a)	—	—
Select Class	38		188	1,519
Custodian and accounting fees	40		43	196
Collateral management fees	4		—	—
Professional fees	49		32	40
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	8
Printing and mailing costs	12		4	25
Registration and filing fees	56		32	37
Transfer agent fees	5		5	33
Offering costs	24		6	—
Other	3		4	13

Total expenses	678		800	5,851

Less amounts waived	(218)		(402)	(2,301)
Less expense reimbursements	(12)		—	—

Net expenses	448		398	3,550

Net investment income (loss)	1,802		1,159	8,504

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	298		79	314
Foreign currency transactions	675		(821)	(8,018)
Options written	14		—	—
Swaps	(49)		—	—

Net realized gain (loss)	938		(742)	(7,704)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	3,188		2,606	10,486
Futures	(52)		—	—
Foreign currency translations	(344)		1,153	2,102
Options Written	149		—	—
Swaps	989		—	—

Change in net unrealized appreciation/depreciation	3,930		3,759	12,588

Net realized/unrealized gains (losses)	4,868		3,017	4,884

Change in net assets resulting from operations	$6,670		$4,176	$13,388

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund			Ex-G4 Currency Strategies Fund
	Six Months Ended 4/30/2013 (Unaudited)	Period Ended 10/31/2012 (a)		Six Months Ended 4/30/2013 (Unaudited)	Period Ended 10/31/2012 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,802	$118		$1,159	$962
Net realized gain (loss)	938	49		(742)	(80)
Change in net unrealized appreciation/depreciation	3,930	160		3,759	591

Change in net assets resulting from operations	6,670	327		4,176	1,473

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(39)	—	(c)	(11)	— (c)
From net realized gains	— (c)	—		(1)	—
Class C
From net investment income	— (c)	—	(c)	— (c)	—
From net realized gains	— (c)	—		— (c)	—
Class R2
From net investment income	(1)	—	(c)	—	—
From net realized gains	— (c)	—		—	—
Class R5
From net investment income	(1)	—	(c)	—	—
From net realized gains	— (c)	—		—	—
Class R6
From net investment income	(1,068)	(1)		—	—
From net realized gains	(62)	—		—	—
Select Class
From net investment income	(362)	(58)		(1,298)	(79)
From net realized gains	(9)	—		(144)	—

Total distributions to shareholders	(1,542)	(59)		(1,454)	(79)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	212,620	10,059		94,205	119,196

NET ASSETS:
Change in net assets	217,748	10,327		96,927	120,590
Beginning of period	10,327	—		120,590	—

End of period	$228,075	$10,327		$217,517	$120,590

Accumulated undistributed net investment income	$369	$38		$650	$800

(a)	Commencement of operations was June 29, 2012.
(b)	Commencement of operations was November 30, 2011.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Currency Income Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,504	$25,597
Net realized gain (loss)	(7,704)	(32,285)
Change in net unrealized appreciation/depreciation	12,588	28

Change in net assets resulting from operations	13,388	(6,660)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(190)
From net realized gains	—	— (a)
Class C
From net investment income	—	(29)
From net realized gains	—	— (a)
Select Class
From net investment income	(611)	(44,921)
From net realized gains	—	(38)

Total distributions to shareholders	(611)	(45,178)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(152,145)	(535,797)

NET ASSETS:
Change in net assets	(139,368)	(587,635)
Beginning of period	1,344,992	1,932,627

End of period	$1,205,624	$1,344,992

Accumulated undistributed net investment income	$5,750	$(2,143)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	APRIL 30, 2013

	Emerging Markets Local Currency Debt Fund				Ex-G4 Currency Strategies Fund
	Six Months Ended 4/30/2013 (Unaudited)		Period Ended 10/31/2012 (a)		Six Months Ended 4/30/2013 (Unaudited)		Period Ended 10/31/2012 (b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$15,560		$50		$53		$1,174
Distributions reinvested	17		—	(c)	12		— (c)
Cost of shares redeemed	(499)		—		(20)		(19)

Change in net assets resulting from Class A capital transactions	$15,078		$50		$45		$1,155

Class C
Proceeds from shares issued	$—	(c)	$50		$—		$50
Distributions reinvested	—	(c)	—	(c)	—	(c)	—

Change in net assets resulting from Class C capital transactions	$—	(c)	$50		$—	(c)	$50

Class R2
Proceeds from shares issued	$—	(c)	$50		$—		$—
Distributions reinvested	1		—	(c)	—		—

Change in net assets resulting from Class R2 capital transactions	$1		$50		$—		$—

Class R5
Proceeds from shares issued	$—	(c)	$50		$—		$—
Distributions reinvested	1		—	(c)	—		—

Change in net assets resulting from Class R5 capital transactions	$1		$50		$—		$—

Class R6
Proceeds from shares issued	$118,677		$50		$—		$—
Distributions reinvested	1,130		1		—		—
Cost of shares redeemed	(10)		—		—		—

Change in net assets resulting from Class R6 capital transactions	$119,797		$51		$—		$—

Select Class
Proceeds from shares issued	$77,635		$9,750		$109,395		$143,645
Distributions reinvested	176		58		12		5
Cost of shares redeemed	(68)		—		(15,247)		(25,659)

Change in net assets resulting from Select Class capital transactions	$77,743		$9,808		$94,160		$117,991

Total change in net assets resulting from capital transactions	$212,620		$10,059		$94,205		$119,196

(a)	Commencement of operations was June 29, 2012.
(b)	Commencement of operations was November 30, 2011.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund				Ex-G4 Currency Strategies Fund
	Six Months Ended 4/30/2013 (Unaudited)		Period Ended 10/31/2012 (a)		Six Months Ended 4/30/2013 (Unaudited)		Period Ended 10/31/2012 (b)
SHARE TRANSACTIONS:
Class A
Issued	1,496		5		5		120
Reinvested	2		—	(c)	1		—	(c)
Redeemed	(48)		—		(2)		(2)

Change in Class A Shares	1,450		5		4		118

Class C
Issued	—	(c)	5		—		5
Reinvested	—	(c)	—	(c)	—	(c)	—

Change in Class C Shares	—	(c)	5		—	(c)	5

Class R2
Issued	—	(c)	5		—		—
Reinvested	—	(c)	—	(c)	—		—

Change in Class R2 Shares	—	(c)	5		—		—

Class R5
Issued	—	(c)	5		—		—
Reinvested	—	(c)	—	(c)	—		—

Change in Class R5 Shares	—	(c)	5		—		—

Class R6
Issued	11,420		5		—		—
Reinvested	108		—	(c)	—		—
Redeemed	(1)		—		—		—

Change in Class R6 Shares	11,527		5		—		—

Select Class
Issued	7,425		975		10,679		14,330
Reinvested	17		6		1		—	(c)
Redeemed	(7)		—		(1,493)		(2,604)

Change in Select Class Shares	7,435		981		9,187		11,726

(a)	Commencement of operations was June 29, 2012.
(b)	Commencement of operations was November 30, 2011.
(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	APRIL 30, 2013

	International Currency Income Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,860	$28,659
Distributions reinvested	—	183
Cost of shares redeemed	(3,339)	(15,264)

Change in net assets resulting from Class A capital transactions	$(1,479)	$13,578

Class C
Proceeds from shares issued	$174	$233
Distributions reinvested	—	27
Cost of shares redeemed	(242)	(415)

Change in net assets resulting from Class C capital transactions	$(68)	$(155)

Select Class
Proceeds from shares issued	$171,097	$525,306
Distributions reinvested	11	4,352
Cost of shares redeemed	(321,706)	(1,078,878)

Change in net assets resulting from Select Class capital transactions	$(150,598)	$(549,220)

Total change in net assets resulting from capital transactions	$(152,145)	$(535,797)

SHARE TRANSACTIONS:
Class A
Issued	166	2,597
Reinvested	—	17
Redeemed	(298)	(1,389)

Change in Class A Shares	(132)	1,225

Class C
Issued	16	21
Reinvested	—	2
Redeemed	(22)	(38)

Change in Class C Shares	(6)	(15)

Select Class
Issued	15,227	47,435
Reinvested	1	403
Redeemed	(28,653)	(99,056)

Change in Select Class Shares	(13,425)	(51,218)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Emerging Markets Local Currency Debt Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$10.27	$0.13	(g)	$0.37	$0.50	$(0.12)	$(0.01)	$(0.13)
June 29, 2012 (h) through October 31, 2012	10.00	0.11		0.21	0.32	(0.05)	—	(0.05)

Class C
Six Months Ended April 30, 2013 (Unaudited)	10.27	0.12	(g)	0.36	0.48	(0.10)	(0.01)	(0.11)
June 29, 2012 (h) through October 31, 2012	10.00	0.09		0.22	0.31	(0.04)	—	(0.04)

Class R2
Six Months Ended April 30, 2013 (Unaudited)	10.27	0.14	(g)	0.36	0.50	(0.11)	(0.01)	(0.12)
June 29, 2012 (h) through October 31, 2012	10.00	0.10		0.21	0.31	(0.04)	—	(0.04)

Class R5
Six Months Ended April 30, 2013 (Unaudited)	10.27	0.17	(g)	0.36	0.53	(0.14)	(0.01)	(0.15)
June 29, 2012 (h) through October 31, 2012	10.00	0.12		0.22	0.34	(0.07)	—	(0.07)

Class R6
Six Months Ended April 30, 2013 (Unaudited)	10.27	0.18	(g)	0.35	0.53	(0.14)	(0.01)	(0.15)
June 29, 2012 (h) through October 31, 2012	10.00	0.13		0.21	0.34	(0.07)	—	(0.07)

Select Class
Six Months Ended April 30, 2013 (Unaudited)	10.27	0.15	(g)	0.37	0.52	(0.13)	(0.01)	(0.14)
June 29, 2012 (h) through October 31, 2012	10.00	0.12		0.21	0.33	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and for the six months ended April 30, 2013.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$10.64	4.89%	$15,483	1.23%	2.47%	1.51%	66%
10.27	3.22	52	1.25	3.23	5.26	65

10.64	4.63	54	1.72	2.41	2.40	66
10.27	3.06	51	1.75	2.73	5.75	65

10.65	4.84	54	1.47	2.66	2.15	66
10.27	3.14	51	1.50	2.98	5.50	65

10.65	5.18	54	0.77	3.36	1.45	66
10.27	3.36	52	0.80	3.68	4.80	65

10.65	5.20	122,825	0.72	3.41	1.10	66
10.27	3.38	52	0.75	3.73	4.75	65

10.65	5.10	89,605	0.97	2.89	1.40	66
10.27	3.29	10,069	1.00	3.48	5.00	65

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Ex-G4 Currency Strategies Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$10.17	$0.07	(g)	$0.20	$0.27	$(0.10)	$(0.01)	$(0.11)
November 30, 2011 (h) through October 31, 2012	10.00	0.15	(g)	0.03	0.18	(0.01)	—	(0.01)

Class C
Six Months Ended April 30, 2013 (Unaudited)	10.11	0.03	(g)	0.20	0.23	(0.04)	(0.01)	(0.05)
November 30, 2011 (h) through October 31, 2012	10.00	0.05	(g)	0.06	0.11	—	—	—

Select Class
Six Months Ended April 30, 2013 (Unaudited)	10.18	0.08	(g)	0.20	0.28	(0.11)	(0.01)	(0.12)
November 30, 2011 (h) through October 31, 2012	10.00	0.16	(g)	0.04	0.20	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and for the six months ended April 30, 2013.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$10.33	2.64%	$1,262	0.73%	1.37%	1.30%	17%
10.17	1.80	1,197	0.71	1.62	1.52	28

10.29	2.28	52	1.48	0.62	1.80	17
10.11	1.10	51	1.50	0.52	2.70	28

10.34	2.75	216,203	0.52	1.53	1.05	17
10.18	1.96	119,342	0.53	1.74	1.33	28

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Return of capital	Total distributions	Redemption fees
International Currency Income Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$11.16	$0.07	(f)	$0.04	$0.11	$—	$—		$—	$—	$—
Year Ended October 31, 2012	11.34	0.15	(f)	(0.07)	0.08	(0.26)	—	(g)	—	(0.26)	—
Year Ended October 31, 2011	11.20	0.18		0.07	0.25	(0.11)	—		—	(0.11)	—	(g)
Year Ended October 31, 2010	10.74	0.13	(f)	0.42	0.55	(0.01)	—		(0.08)	(0.09)	—	(g)
Year Ended October 31, 2009	9.34	0.19		1.52	1.71	(0.31)	—		—	(0.31)	—
Year Ended October 31, 2008	10.58	0.30		(1.18)	(0.88)	(0.36)	—		—	(0.36)	—

Class C
Six Months Ended April 30, 2013 (Unaudited)	10.99	0.02	(f)	0.05	0.07	—	—		—	—	—
Year Ended October 31, 2012	11.24	0.07	(f)	(0.07)	— (g)	(0.25)	—	(g)	—	(0.25)	—
Year Ended October 31, 2011	11.12	0.09		0.06	0.15	(0.03)	—		—	(0.03)	—	(g)
Year Ended October 31, 2010	10.67	0.04	(f)	0.43	0.47	— (g)	—		(0.02)	(0.02)	—	(g)
Year Ended October 31, 2009	9.32	0.13		1.52	1.65	(0.30)	—		—	(0.30)	—
Year Ended October 31, 2008	10.56	0.23		(1.18)	(0.95)	(0.29)	—		—	(0.29)	—

Select Class
Six Months Ended April 30, 2013 (Unaudited)	11.21	0.08	(f)	0.05	0.13	(0.01)	—		—	(0.01)	—
Year Ended October 31, 2012	11.37	0.17	(f)	(0.07)	0.10	(0.26)	—	(g)	—	(0.26)	—
Year Ended October 31, 2011	11.23	0.19		0.08	0.27	(0.13)	—		—	(0.13)	—	(g)
Year Ended October 31, 2010	10.77	0.15	(f)	0.42	0.57	(0.01)	—		(0.10)	(0.11)	—	(g)
Year Ended October 31, 2009	9.34	0.22		1.53	1.75	(0.32)	—		—	(0.32)	—
Year Ended October 31, 2008	10.59	0.32		(1.18)	(0.86)	(0.39)	—		—	(0.39)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.27	0.99%	$19,830	0.77%	1.20%	1.19%	29%
11.16	0.78	21,105	0.76	1.33	1.19	91
11.34	2.24	7,551	0.77	1.59	1.19	28
11.20	5.18	5,203	0.77	1.20	1.25	75
10.74	18.55	231	1.10	1.92	4.00	71
9.34	(8.66)	194	1.14	2.80	3.62	68

11.06	0.64	1,003	1.52	0.43	1.69	29
10.99	0.05	1,066	1.51	0.60	1.69	91
11.24	1.40	1,255	1.52	0.81	1.69	28
11.12	4.44	891	1.52	0.39	1.80	75
10.67	17.86	227	1.75	1.27	4.50	71
9.32	(9.28)	193	1.75	2.09	4.09	68

11.33	1.12	1,184,791	0.57	1.38	0.94	29
11.21	0.98	1,322,821	0.56	1.53	0.94	91
11.37	2.43	1,923,821	0.57	1.77	0.94	28
11.23	5.32	970,939	0.57	1.38	0.99	75
10.77	18.96	5,221	0.85	2.17	3.75	71
9.34	(8.52)	4,389	0.89	3.05	3.37	68

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Emerging Markets Local Currency Debt Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified
Ex-G4 Currency Strategies Fund	Class A, Class C and Select Class	Non-Diversified
International Currency Income Fund	Class A, Class C and Select Class	Non-Diversified

The investment objective of Emerging Markets Local Currency Debt Fund is to seek to provide total return. The Fund invests primarily in debt securities that it believes have the potential to provide total return from countries whose economies or bond markets are less developed.

The investment objective of Ex-G4 Currency Strategies Fund is to seek to provide total return.

The investment objective of International Currency Income Fund is to seek to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies.

Emerging Markets Local Currency Debt Fund commenced operations on June 29, 2012. Prior to November 30, 2012, the Fund was not publicly offered for investment.

Ex-G4 Currency Strategies Fund commenced operations on November 30, 2011.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“ GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance and JPMAM’s Risk

38	J.P. MORGAN FUNDS	APRIL 30, 2013

Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.

The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Markets Local Currency Debt Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Foreign Government Securities	$—	$165,384	$281	$165,665
Short-Term Investment
Investment Company	55,000	—	—	55,000
Options Purchased	69	—	—	69

Total Investments in Securities	$55,069	$165,384	$281	$220,734

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,566	$—	$1,566
Interest Rate Swaps	—	1,024	—	1,024

Total Appreciation in Other Financial Instruments	$—	$2,590	$—	$2,590

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(1,912)	$—	$(1,912)
Futures Contracts	(52)	—	—	(52)
Options Written	(32)	—	—	(32)
Interest Rate Swaps	—	(28)	—	(28)

Total Depreciation in Other Financial Instruments	$(84)	$(1,940)	$—	$(2,024)

APRIL 30, 2013	J.P. MORGAN FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

Ex-G4 Currency Strategies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$97,436	$116,436	$—	$213,872

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$2,338	$—	$2,338

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(1,226)	$—	$(1,226)

International Currency Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$214,901	$973,071	$—	$1,187,972

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$13,207	$—	$13,207

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(9,910)	$—	$(9,910)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for country specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of April 30, 2013, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144 and/or Regulation S under the Securities Act.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2013 (amounts in thousands):

	Value	Percentage
Emerging Markets Local Currency Debt Fund	$281	0.1%

C. Derivatives — The Funds use instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives in connection with their investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. The Funds also use derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes C(1) — C(4) below describe the various derivatives used by the Funds.

(1). Options — The Emerging Markets Local Currency Debt Fund purchases and sells (“writes”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

40	J.P. MORGAN FUNDS	APRIL 30, 2013

Options Purchased — Premiums paid by the Emerging Markets Local Currency Debt Fund for options purchased are included in the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

Options Written — Premiums received by the Emerging Markets Local Currency Debt Fund for options written are included in the Statements of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from options written that expire are treated as realized gains. The Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the six months ended April 30, 2013 were as follows (amounts in thousands):

	Foreign Exchange Currency Options
	Notional Amount	Premiums Received
Emerging Markets Local Currency Debt Fund
Options outstanding at October 31, 2012	$—	$—
Options written	8,940	195
Options expired	(933)	(14)
Options terminated in closing purchase transactions	—	—

Options outstanding at April 30, 2013	$8,007	$181

(2). Futures Contracts — The Emerging Markets Local Currency Debt Fund uses treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

(3). Forward Foreign Currency Exchange Contracts — The Funds use forward foreign currency exchange contracts, including non-deliverable forwards, mainly as a substitute for securities in which the Funds can invest, to increase income or gain to the Funds and to hedge or manage the Funds’ exposure to foreign currency risks associated with portfolio investments. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the for-

APRIL 30, 2013	J.P. MORGAN FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

ward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(4). Swaps — The Emerging Markets Local Currency Debt Fund engages in various swap transactions, including interest rate to manage interest rate (e.g., duration, yield curve) risks within its portfolio. The Fund also uses swaps as alternatives to direct investments. Swap transactions are negotiated contracts between the Fund and a counterparty to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.).

Interest Rate Swaps

The Emerging Markets Local Currency Debt Fund enters into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

(5). Summary of Derivatives Information — The following tables present the value of derivatives held as of April 30, 2013, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Emerging Markets Local Currency Debt Fund

Derivative Contract	Statements of Assets and Liabilities Location
Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$—	$—	$1,024
Foreign exchange contracts	Receivables	69	—	1,566	—

Total		$69	$—	$1,566	$1,024

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(52)	$—	$(28)
Foreign exchange contracts	Payables	(32)	—	(1,912)	—

Total		$(32)	$(52)	$(1,912)	$(28)

Ex-G4 Currency Strategies Fund

Derivative Contract	Statements of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$2,338

Liabilities:
Foreign exchange contracts	Payables	$(1,226)

42	J.P. MORGAN FUNDS	APRIL 30, 2013

International Currency Income Fund

Derivative Contract	Statements of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$13,207

Liabilities:
Foreign exchange contracts	Payables	$(9,910)

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statements of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2013, by primary underlying risk exposure (amounts in thousands):

Emerging Markets Local Currency Debt Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$(49)	$(49)
Foreign exchange contracts	1	—	1,007	—	1,008

Total	$1	$—	$1,007	$(49)	$959

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$—	$(52)	$—	$990	$938
Foreign exchange contracts	67	—	(363)	—	(296)

Total	$67	$(52)	$(363)	$990	$642

Ex-G4 Currency Strategies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$8

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$1,137

International Currency Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$4,650

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$1,954

APRIL 30, 2013	J.P. MORGAN FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

The Funds’ derivatives contracts held at April 30, 2013 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Funds’ forward foreign currency exchange contracts, options and swaps activity during the six months ended April 30, 2013 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Emerging Markets Local Currency Debt Fund		Ex-G4 Currency Strategies Fund	International Currency Income Fund
Futures Contracts
Average Notional Balance Short	$3,852	(a)	$—	$—
Ending Notional Balance Short	4,668		—	—

Forward Foreign Currency Exchange Contracts
Average Settlement Value Purchased	$97,948		$104,975	$612,318
Average Settlement Value Sold	65,712		41,755	425,759
Ending Settlement Value Purchased	199,838		212,459	1,049,290
Ending Settlement Value Sold	142,122		118,941	832,124

OTC Options
Average Notional Balance Purchased	$5,922		$—	$—
Average Notional Balance Written	3,226	(b)	—	—
Ending Notional Balance Purchased	17,646		—	—
Ending Notional Balance Written	8,007		—	—

Interest Rate-Related Swaps
Average Notional Balance — Pays Fixed rate	$9,521	(c)	$—	$—
Average Notional Balance — Receives Fixed rate	25,655		—	—
Ending Notional Balance — Pays Fixed Rate	—		—	—
Ending Notional Balance — Receives Fixed Rate	44,031		—	—

(a)	For the period March 1, 2013 through April 30, 2013.
(b)	For the periods November 1, 2012 through December 31, 2012 and February 1, 2013 through April 30, 2013.
(c)	For the period February 1, 2013 through March 31, 2013.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations. Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Offering and Organizational Costs — Total offering costs of approximately $48,000 and $68,000 paid in connection with the offering of shares of the Emerging Markets Local Currency Debt Fund and Ex-G4 Currency Strategies Fund, respectively, are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds, if any, were recorded as an expense at the time the Funds commenced operations and are included as part of Professional fees in the Statements of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

44	J.P. MORGAN FUNDS	APRIL 30, 2013

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Emerging Markets Local Currency Debt Fund	0.70%
Ex-G4 Currency Strategies Fund	0.55%
International Currency Income Fund	0.55%

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2013, the annualized effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Emerging Markets Local Currency Debt Fund	0.25%	0.75%	0.50%
Ex-G4 Currency Strategies Fund	0.25	0.75	n/a
International Currency Income Fund	0.25	0.75	n/a

APRIL 30, 2013	J.P. MORGAN FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2013, the Distributor retained the following amounts (in thousands):

Front-end Sales Charge
International Currency Income Fund	$—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
Emerging Markets Local Currency Debt Fund	0.25%	0.25%	0.25%	0.05%	0.25%
Ex-G4 Currency Strategies Fund	0.25	0.25	n/a	n/a	0.25
International Currency Income Fund	0.25	0.25	n/a	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
Emerging Markets Local Currency Debt Fund	1.25%	1.75%	1.50%	0.80%	0.75%	1.00%
Ex-G4 Currency Strategies Fund	0.80	1.55	n/a	n/a	n/a	0.60
International Currency Income Fund	0.80	1.55	n/a	n/a	n/a	0.60
The expense limitation agreements were in effect for the six months ended April 30, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the six months ended April 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Markets Local Currency Debt Fund	$153	$47	$—	$200	$12
Ex-G4 Currency Strategies Fund	128	64	152	344	—
International Currency Income Fund	351	523	1,241	2,115	—

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

46	J.P. MORGAN FUNDS	APRIL 30, 2013

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2013 were as follows (amounts in thousands):

Emerging Markets Local Currency Debt Fund	$18
Ex-G4 Currency Strategies Fund	58
International Currency Income Fund	186

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Emerging Markets Local Currency Debt Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended April 30, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Local Currency Debt Fund	$204,896	$50,058
Ex-G4 Currency Strategies Fund	45,854	11,618
International Currency Income Fund	241,360	308,052

During the six months ended April 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Local Currency Debt Fund	$217,411	$4,453	$1,130	$3,323
Ex-G4 Currency Strategies Fund	210,662	3,929	719	3,210
International Currency Income Fund	1,184,337	23,580	19,945	3,635

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
International Currency Income Fund	$—	$124

At October 31, 2012, the Funds did not have any pre-enactment net capital loss carryforwards.

APRIL 30, 2013	J.P. MORGAN FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

Prior to November 30, 2012, the Emerging Markets Local Currency Debt Fund’s shares were held by the Fund’s Advisor.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2013, substantially all of the Funds’ net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Emerging Markets Local Currency Debt Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund, such as swap and option contracts, credit linked notes and TBA securities.

The Emerging Markets Local Currency Debt Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

The Emerging Markets Local Currency Debt Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.C.

48	J.P. MORGAN FUNDS	APRIL 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2012, and continued to hold your shares at the end of the reporting period, April 30, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Markets Local Currency Debt Fund
Class A
Actual	$1,000.00	$1,048.90	$6.25	1.23%
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,046.30	8.73	1.72
Hypothetical	1,000.00	1,016.27	8.60	1.72
Class R2
Actual	1,000.00	1,048.40	7.47	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class R5
Actual	1,000.00	1,051.80	3.92	0.77
Hypothetical	1,000.00	1,020.98	3.86	0.77
Class R6
Actual	1,000.00	1,052.00	3.66	0.72
Hypothetical	1,000.00	1,021.22	3.61	0.72
Select Class
Actual	1,000.00	1,051.00	4.93	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97

Ex-G4 Currency Strategies Fund
Class A
Actual	1,000.00	1,026.40	3.67	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class C
Actual	1,000.00	1,022.80	7.42	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48

APRIL 30, 2013	J.P. MORGAN FUNDS	49

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Ex-G4 Currency Strategies Fund (continued)
Select Class
Actual	$1,000.00	$1,027.50	$2.61	0.52%
Hypothetical	1,000.00	1,022.22	2.61	0.52

International Currency Income Fund
Class A
Actual	1,000.00	1,009.90	3.84	0.77
Hypothetical	1,000.00	1,020.98	3.86	0.77
Class C
Actual	1,000.00	1,006.40	7.56	1.52
Hypothetical	1,000.00	1,017.26	7.60	1.52
Select Class
Actual	1,000.00	1,011.20	2.84	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

50	J.P. MORGAN FUNDS	APRIL 30, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. April 2013.	SAN-CUR-413

Semi-Annual Report

Highbridge Funds

April 30, 2013 (Unaudited)

Highbridge Dynamic Commodities Strategy Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 17, 2013

Dear Shareholder:

Equity markets in most parts of the world posted strong returns for the six months ended April 30, 2013. This positive momentum has carried into May and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. China’s policy makers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

“Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers.”

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the ECB. Investors’ positive reaction to recent ECB policy announcements helped stocks of international developed countries outperform U.S. stocks during the six months ended April 30, 2013. Facing headwinds like the appreciating U.S. dollar, emerging markets stocks underperformed international developed and U.S. stocks during the reporting period.

U.S. Treasury Yields Remain Low

Despite a recent uptick, yields for U.S. Treasury securities remain near historically low levels. The yield for 10-year U.S. Treasury securities ended April 30, 2013 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.9%, respectively.

As the low interest rate environment persists, fixed income investors continue to turn to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Both of these asset classes posted positive absolute returns during the six months ended April 30, 2013, although more recently emerging market debt securities have underperformed other areas of the market.

Positive Signs for Stocks

The latest round of purchasing manager indices from around the world confirm that, while the global economy is certainly not booming, it is still clearly on a growth path. In particular, while near-recessionary conditions continue to face Europe, China appears to have picked up some momentum in recent months and Japan is, at least temporarily, looking stronger. For investors, the main point is that the “tail risks” of a financial crisis emanating from Europe or a crash-landing for the Chinese economy appear much less likely than a year ago.

Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, despite low interest rates and yields, there are opportunities in bond markets if investors expand their search to include all parts of the world.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2013	HIGHBRIDGE FUNDS	1

Highbridge Dynamic Commodities Strategy Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-15.12%
Dow Jones-UBS Commodity Index Total Return	-6.34%

Net Assets as of 4/30/2013 (In Thousands)	$783,930

INVESTMENT OBJECTIVE**

The Highbridge Dynamic Commodities Strategy Fund (the “Fund”) seeks long-term total return.

INVESTMENT APPROACH

The Fund’s portfolio managers use a systematic and fundamental investment approach that utilizes a proprietary quantitative model with an emphasis on risk management.

The Fund’s commodity weightings reflect the Fund’s portfolio managers’ analysis of macroeconomic influences, supply and demand levels, the impact of historical commodity prices, the relationships between various commodities and risk assessments.

The Fund employs a unique risk management process that includes both a volatility target and a drawdown management process, which decreases (increases) the risk target as a function of negative (positive) portfolio performance.

The Fund’s approach is unconstrained versus the Dow Jones-UBS Commodity Index Total Return (the “Benchmark”), an index of commodities.

HOW DID THE COMMODITIES MARKET PERFORM DURING THE REPORTING PERIOD?

The Benchmark returned -6.34% for the six months ended April 30, 2013. All sectors faced headwinds during the reporting period. The sell off in precious metals and financial commodities was driven by concerns about global economic growth, speculation that the U.S. Federal Reserve would scale back stimulus efforts earlier than expected and news of Cyprus’s need to sell gold reserves to meet loan requirements. On April 15 silver and gold fell 11% and 9%, respectively, intra-day, which marked the largest single day sell-off in gold since February 1983. Prices for agriculture commodities declined as growing conditions were favorable for many crops. In the energy sector, natural gas prices increased, supported by colder-than-normal weather in many parts of the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Benchmark for the six months ended April 30, 2013. The Fund’s overweight positioning among precious metals and financial commodities was the largest driver of the Fund’s negative absolute return and relative underperformance. Despite the recent sell-off, the Fund’s portfolio managers remained constructive on precious metals, due in part to the unprecedented levels of global monetary easing. However, the size of the Fund’s exposure to precious metals was reduced during the reporting period, primarily due to increased volatility and the continued negative trend in precious metals prices.

The Fund’s positioning in the energy sector, in particular the underweight in natural gas, also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund invested in a wholly-owned subsidiary that invested in commodity-linked derivative instruments and provided exposure to the investment returns of the commodities markets without investing directly in physical commodities. The Fund also invested in a portfolio of high-quality fixed income securities, such as commercial paper or other short-term instruments that generally had a weighted average maturity of 90-days or less.

Dispersion of returns between individual commodities and sectors remains high, presenting opportunities for active commodity selection. At the end of the reporting period, the Fund was overweight the precious metals and financial commodities sector and underweight the industrial metals and softs sectors.

2	HIGHBRIDGE FUNDS	APRIL 30, 2013

CASH INVESTMENTS***
U.S. Government Agency Securities	61.1%
Investment Companies	25.7
U.S. Treasury Obligations	7.8
Repurchase Agreements	5.4

PORTFOLIO COMPOSITION BY COUNTRY***
United States	100.0%

NET COMMODITY EXPOSURE****
Precious Metals & Currencies	41.9%
Energy	23.2
Agriculture	19.5
Industrial Metals	-3.6

TOTAL COMMODITY EXPOSURE****
Total Net Exposure	81.0%
Total Gross Exposure	129.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.
****	The Fund’s net exposure equals the value of the Fund’s long positions minus the short positions. The Fund’s gross exposure equals the sum of the Fund’s long positions and short positions (adjusted for offsetting positions). Exposures are calculated as the notional value of the Fund’s derivative positions as a percentage of net assets.

APRIL 30, 2013	HIGHBRIDGE FUNDS	3

Highbridge Dynamic Commodities Strategy Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION

CLASS A SHARES	1/13/10
Without Sales Charge		(15.27)%	(28.54)%	(3.51)%	(2.60)%
With Sales Charge**		(19.72)	(32.28)	(5.23)	(4.18)
CLASS C SHARES	1/13/10
Without CDSC		(15.42)	(28.86)	(3.96)	(3.05)
With CDSC***		(16.42)	(29.86)	(3.96)	(3.05)
CLASS R5 SHARES	11/30/10	(15.08)	(28.18)	(3.08)	(2.19)
SELECT CLASS SHARES	1/13/10	(15.12)	(28.32)	(3.23)	(2.33)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/13/2010 TO 4/30/2013)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 13, 2010.

Returns for Class R5 Shares prior to its inception date were based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been higher than those shown because Class R5 Shares have lower expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Dynamic Commodities Strategy Fund, the Dow Jones-UBS Commodity Index Total Return and the Lipper Commodities General Funds Average from January 13, 2010 to April 30, 2013. The performance of the Lipper Commodities General Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Dow Jones-UBS Commodity Index Total Return does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Commodities General Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Dow Jones-UBS Commodity Index Total Return is composed of futures contracts on 22 physical commodities. Investors cannot invest directly in an index. The Lipper Commodities General Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Subsequent to the inception date of the Fund through March 10, 2010, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	HIGHBRIDGE FUNDS	APRIL 30, 2013

Highbridge Dynamic Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — 5.9%
22,873	Deutsche Bank AG, 0.150%, dated 04/30/13, due 05/01/13, repurchase price $22,873, collateralized by U.S. Treasury Notes, 0.750%, 03/31/18 with a value of $23,330	22,873
23,200	UBS Warburg LLC, 0.150%, dated 04/30/13, due 05/01/13, repurchase price $23,200, collateralized by U.S. Treasury Notes, 1.750%, 03/31/14 - 07/31/15 with a value of $23,664	23,200

	Total Repurchase Agreements (Cost $46,073)	46,073

U.S. Government Agency Securities — 66.2%
	Federal Farm Credit Bank,
3,000	DN, 0.040%, 05/22/13 (n)	3,000
40,000	DN, 0.070%, 05/01/13 (n)	40,000
2,000	0.150%, 01/17/14	2,000
14,500	0.200%, 11/20/13	14,506
	Federal Home Loan Bank,
19,100	DN, 0.090%, 05/17/13 (n)	19,099
30,000	DN, 0.110%, 06/12/13 (n)	29,998
20,000	DN, 0.132%, 09/11/13 (n)	19,995
50,000	DN, 0.150%, 05/03/13 (n)	50,000
93,220	DN, 0.160%, 05/29/13 (n)	93,216
25,000	0.230%, 05/10/13	25,001
4,650	0.290%, 11/15/13	4,654
	Federal Home Loan Mortgage Corp.,
55,000	DN, 0.130%, 08/09/13 (m) (n)	54,991
15,000	DN, 0.165%, 02/03/14 (m) (n)	14,987
40,000	DN, 0.167%, 05/13/13 (m) (n)	39,999
	Federal National Mortgage Association,
50,000	DN, 0.000%, 06/19/13 (n)	49,996
1,500	DN, 0.082%, 05/08/13 (m) (n)	1,500
50,000	DN, 0.150%, 05/01/13 (m) (n)	50,000
6,000	DN, 0.167%, 05/15/13 (m) (n)	5,999

	Total U.S. Government Agency Securities (Cost $518,898)	518,941

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — 8.4%
3,500	U.S. Treasury Bill, 0.048%, 08/01/13 (m) (n)	3,500
	U.S. Treasury Notes,
10,000	0.125%, 09/30/13 (m)	10,001
2,000	0.250%, 10/31/13 (m)	2,002
17,000	1.125%, 06/15/13 (m)	17,022
4,000	1.250%, 03/15/14 (m)	4,039
4,000	1.875%, 02/28/14 (m)	4,058
5,000	2.000%, 11/30/13 (m)	5,055
10,000	3.125%, 08/31/13 (m)	10,100
10,000	3.375%, 06/30/13 (m)	10,055

	Total U.S. Treasury Obligations (Cost $65,805)	65,832

SHARES
Investment Companies — 27.8%
46,490	JPMorgan Prime Money Market Fund, Agency Class Shares, 0.010% (b) (l) †	46,490
163,844	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) †	163,844
7,880	JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class Shares, 0.000% (b) (l) †	7,880

	Total Investment Companies (Cost $218,214)	218,214

	Total Investments — 108.3% (Cost $848,990)	849,060
	Liabilities in Excess of Other Assets — (8.3)%	(65,130)

	NET ASSETS — 100.0%	$783,930

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,882	Australian Dollar	06/17/13	$194,317	$1,255

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2013	HIGHBRIDGE FUNDS	5

Highbridge Dynamic Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

Return Swaps on Commodities
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE*	VALUE
Newedge USA, LLC
	Long Positions
	CBOT Corn July 2013 Futures	06/19/13	$48,165	$1,390
	CBOT Soybean Meal July 2013 Futures	06/19/13	20,808	464
	NYMEX WTI Crude Oil June 2013 Futures	05/14/13	44,767	544

	Short Positions
	ICE Gas Oil June 2013 Futures	06/05/13	(20,224)	(206)
	CME Live Cattle June 2013 Futures	06/03/13	(18,236)	(62)

				$2,130

Jefferies Bache Financial Services, Inc.
	Long Positions
	COMEX Silver July 2013 Futures	07/29/13	$32,045	$891
	CBOT Soybean July 2013 Futures	07/12/13	43,649	651
	COMEX Gold 100 oz. June 2013 Futures	06/26/13	62,711	(2,297)

	Short Positions
	ICE Brent Crude Oil July 2013 Futures	07/13/13	(31,326)	(396)
	NYMEX Gasoline RBOB June 2013 Futures	06/30/13	(4,590)	34
	LME Copper June 2013 Futures	06/17/13	(11,972)	303

				$(814)

Total				$1,316

Return Swaps on Commodity Indices
SWAP COUNTERPARTY	REFERENCED OBLIGATION	TERMINATION DATE	NOTIONAL VALUE*	VALUE
Morgan Stanley Capital Group	Dow Jones — UBS Commodity Brent Crude Oil Index	05/15/13	$9,083	$386
Morgan Stanley Capital Group	Dow Jones — UBS Commodity Corn Index	05/15/13	11,079	149
Morgan Stanley Capital Group	Dow Jones — UBS Commodity WTI Crude Oil Index	05/15/13	(3,014)	(209)
Morgan Stanley Capital Group	Dow Jones — UBS Commodity WTI Crude Oil Index	05/15/13	31,689	2,195
Morgan Stanley Capital Group	Dow Jones — UBS Commodity WTI Crude Oil Index	05/15/13	(1,563)	(91)
Morgan Stanley Capital Group	Dow Jones — UBS Commodity WTI Crude Oil Index	05/15/13	(38)	(2)
Morgan Stanley Capital Group	Dow Jones — UBS Commodity WTI Crude Oil Index	05/15/13	6,016	334
Morgan Stanley Capital Group	Dow Jones — UBS Commodity WTI Crude Oil Index	05/15/13	4,641	258
Morgan Stanley Capital Group	Dow Jones — UBS Commodity WTI Crude Oil Index	05/15/13	1,676	76
Morgan Stanley Capital Group	Dow Jones — UBS Commodity WTI Crude Oil Index	05/15/13	22	1
Morgan Stanley Capital Group	Dow Jones — UBS Commodity WTI Crude Oil Index	05/15/13	(599)	(27)
Morgan Stanley Capital Group	Dow Jones — UBS Commodity WTI Crude Oil Index	05/15/13	(1,434)	(30)
Morgan Stanley Capital Group	Dow Jones — UBS Commodity WTI Crude Oil Index	05/15/13	(1,431)	(30)
Morgan Stanley Capital Group	Dow Jones — UBS Commodity WTI Crude Oil Index	05/15/13	2,938	(7)
Morgan Stanley Capital Group	Dow Jones — UBS Commodity WTI Crude Oil Index	05/15/13	3,104	(8)
Morgan Stanley Capital Group	Dow Jones — UBS Commodity WTI Crude Oil Index	05/15/13	2,951	13
Morgan Stanley Capital Group	Dow Jones — UBS Commodity WTI Crude Oil Index	05/15/13	3,162	15
Morgan Stanley Capital Group	Dow Jones — UBS Commodity WTI Crude Oil Index	05/15/13	6,383	(71)
Morgan Stanley Capital Group	Dow Jones — UBS Commodity WTI Crude Oil Index	05/15/13	2,969	(33)
Morgan Stanley Capital Group	Dow Jones — UBS Commodity WTI Crude Oil Index	05/15/13	2,996	—
Morgan Stanley Capital Group	Dow Jones — UBS Commodity Gasoline RBOB Index	05/15/13	5,839	184
Morgan Stanley Capital Group	Dow Jones — UBS Commodity Gold Index	05/15/13	15,897	965
Morgan Stanley Capital Group	Dow Jones — UBS Commodity Kansas Wheat Index	05/15/13	2,150	114
Morgan Stanley Capital Group	Dow Jones — UBS Commodity Silver Index	05/15/13	5,194	180
Morgan Stanley Capital Group	Dow Jones — UBS Commodity Soybean Oil Index	05/15/13	(8,199)	37

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	HIGHBRIDGE FUNDS	APRIL 30, 2013

Return Swaps on Commodity Indices (continued)
SWAP COUNTERPARTY	REFERENCED OBLIGATION	TERMINATION DATE	NOTIONAL VALUE*	VALUE
Morgan Stanley Capital Group	Dow Jones — UBS Commodity Soybean Oil Index	05/15/13	$1,089	$(10)
Morgan Stanley Capital Group	Dow Jones — UBS Commodity Soybean Oil Index	05/15/13	3,325	3
Morgan Stanley Capital Group	Dow Jones — UBS Commodity Soybean Oil Index	05/15/13	377	5
Morgan Stanley Capital Group	Dow Jones — UBS Commodity Soybean Oil Index	05/15/13	3,785	48
Morgan Stanley Capital Group	Dow Jones — UBS Commodity Soybean Oil Index	05/15/13	1,101	18
Morgan Stanley Capital Group	Dow Jones — UBS Commodity Soybean Oil Index	05/15/13	6,541	(28)
Morgan Stanley Capital Group	Dow Jones — UBS Commodity Soybean Oil Index	05/15/13	12,059	(51)
Morgan Stanley Capital Group	Dow Jones — UBS Commodity Soybean Oil Index	05/15/13	3,991	(24)
Morgan Stanley Capital Group	Dow Jones — UBS Commodity Soybean Oil Index	05/15/13	6,582	(39)
Morgan Stanley Capital Group	Dow Jones — UBS Commodity Soybean Oil Index	05/15/13	114	—
Morgan Stanley Capital Group	Dow Jones — UBS Commodity Soybeans Index	05/15/13	9,185	125
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Aluminum Index	05/15/13	716	(12)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Aluminum Index	05/15/13	(717)	10
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Aluminum Index	05/15/13	(821)	12
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Aluminum Index	05/15/13	821	(13)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Aluminum Index	05/15/13	995	(16)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Aluminum Index	05/15/13	(2,148)	34
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Aluminum Index	05/15/13	(995)	16
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Aluminum Index	05/15/13	115	—
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Coffee Index	05/15/13	(8,936)	116
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Coffee Index	05/15/13	1,984	(119)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Coffee Index	05/15/13	(1,775)	105
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Coffee Index	05/15/13	2,011	(36)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Coffee Index	05/15/13	(1,707)	(15)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Coffee Index	05/15/13	(3,433)	(34)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Copper Index	05/15/13	(14,785)	70
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Copper Index	05/15/13	(207)	2
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Copper Index	05/15/13	548	4
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Copper Index	05/15/13	(5,450)	(74)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Copper Index	05/15/13	6,068	159
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Copper Index	05/15/13	112	1
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Copper Index	05/15/13	(130)	2
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Copper Index	05/15/13	(8,106)	99
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Copper Index	05/15/13	2,871	—
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Cotton Index	05/15/13	100	1
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Cotton Index	05/15/13	132	1
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Cotton Index	05/15/13	28,789	267
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Cotton Index	05/15/13	(1,553)	(35)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Cotton Index	05/15/13	(3,194)	(73)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Cotton Index	05/15/13	(3,145)	(76)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Cotton Index	05/15/13	(191)	(5)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Cotton Index	05/15/13	(4,543)	(68)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Cotton Index	05/15/13	(1,372)	(21)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Cotton Index	05/15/13	(9,003)	(243)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Cotton Index	05/15/13	(6,020)	(163)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Cotton Index	05/15/13	(2,498)	(68)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Cotton Index	05/15/13	(8,909)	(460)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Cotton Index	05/15/13	(7,497)	(363)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Cotton Index	05/15/13	1,488	29
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Cotton Index	05/15/13	5,995	—
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Heating Oil Index	05/15/13	4,271	153
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Heating Oil Index	05/15/13	14,092	504
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Heating Oil Index	05/15/13	(311)	(7)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Heating Oil Index	05/15/13	(83)	(2)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Heating Oil Index	05/15/13	(178)	(4)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2013	HIGHBRIDGE FUNDS	7

Highbridge Dynamic Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in thousands)

Return Swaps on Commodity Indices (continued)
SWAP COUNTERPARTY	REFERENCED OBLIGATION	TERMINATION DATE	NOTIONAL VALUE*	VALUE
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Heating Oil Index	05/15/13	$4,180	$62
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Heating Oil Index	05/15/13	9	—
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Heating Oil Index	05/15/13	(367)	(5)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Heating Oil Index	05/15/13	(114)	(2)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Heating Oil Index	05/15/13	24	—
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Heating Oil Index	05/15/13	76	(1)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Heating Oil Index	05/15/13	(5)	—
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Heating Oil Index	05/15/13	(3,780)	33
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Lean Hogs Index	05/15/13	1,357	33
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Lean Hogs Index	05/15/13	(16,406)	(394)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Lean Hogs Index	05/15/13	258	7
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Lean Hogs Index	05/15/13	590	19
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Lean Hogs Index	05/15/13	1,266	22
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Lean Hogs Index	05/15/13	(5,163)	(24)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Lean Hogs Index	05/15/13	1,276	—
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Natural Gas Index	05/15/13	(1,389)	(33)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Natural Gas Index	05/15/13	50,604	1,214
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Natural Gas Index	05/15/13	(255)	5
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Natural Gas Index	05/15/13	(392)	8
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Natural Gas Index	05/15/13	62	1
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Natural Gas Index	05/15/13	41	1
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Natural Gas Index	05/15/13	(394)	(6)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Natural Gas Index	05/15/13	(256)	(4)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Natural Gas Index	05/15/13	2,958	(32)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Natural Gas Index	05/15/13	1,375	(15)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Natural Gas Index	05/15/13	78	—
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Natural Gas Index	05/15/13	48	—
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Nickel Index	05/15/13	(6,466)	19
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Nickel Index	05/15/13	231	1
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Nickel Index	05/15/13	176	3
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Nickel Index	05/15/13	559	(1)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Nickel Index	05/15/13	2,575	31
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Nickel Index	05/15/13	(3,084)	—
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Soybean Meal Index	05/15/13	4,361	160
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Sugar Index	05/15/13	607	(7)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Sugar Index	05/15/13	(12,878)	139
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Sugar Index	05/15/13	(693)	—
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Sugar Index	05/15/13	(278)	4
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Sugar Index	05/15/13	(4,075)	32
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Sugar Index	05/15/13	5,189	(21)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Sugar Index	05/15/13	(705)	(9)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Sugar Index	05/15/13	(4,672)	(40)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Sugar Index	05/15/13	828	—
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Wheat Index	05/15/13	1,324	43
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Wheat Index	05/15/13	430	14
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Wheat Index	05/15/13	(1,305)	(43)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Wheat Index	05/15/13	(661)	(18)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Wheat Index	05/15/13	(448)	(12)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Wheat Index	05/15/13	(1,151)	(56)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Wheat Index	05/15/13	1,160	43
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Wheat Index	05/15/13	651	24
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Wheat Index	05/15/13	1,821	68
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Wheat Index	05/15/13	(1,238)	(65)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Wheat Index	05/15/13	(577)	(30)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Wheat Index	05/15/13	(583)	(31)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	HIGHBRIDGE FUNDS	APRIL 30, 2013

Return Swaps on Commodity Indices (continued)
SWAP COUNTERPARTY	REFERENCED OBLIGATION	TERMINATION DATE	NOTIONAL VALUE*	VALUE
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Wheat Index	05/15/13	$577	$11
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Wheat Index	05/15/13	3,154	63
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Wheat Index	05/15/13	2,321	46
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Wheat Index	05/15/13	1,243	—
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Zinc Index	05/15/13	(4,401)	26
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Zinc Index	05/15/13	109	(1)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Zinc Index	05/15/13	(3,222)	26
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Zinc Index	05/15/13	1,898	(12)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Zinc Index	05/15/13	1,585	(45)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Zinc Index	05/15/13	(1,624)	—
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Index	05/15/13	141,329	3,491
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Index	05/15/13	(1,745)	—
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Index	05/15/13	8,434	182
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Index	05/15/13	856	18
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Index	05/15/13	(198)	(3)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Index	05/15/13	2,459	60
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Index	05/15/13	(1,921)	(33)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Index	05/15/13	(1,648)	(29)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Index	05/15/13	(750)	(14)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Index	05/15/13	821	3
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Index	05/15/13	1,631	23
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Index	05/15/13	(7,186)	(12)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Index	05/15/13	(1,637)	(13)
Union Bank of Switzerland AG	Dow Jones — UBS Commodity Index	05/15/13	1,944	10

				$9,058

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

Brent	— Broom, Rannoch, Etieve, Ness, Tarbat
CBOT	— Chicago Board of Trade
CME	— Chicago Mercantile Exchange
COMEX	— Commodity Exchange, Inc.
DN	— Discount Notes
ICE	— IntercontinentalExchange, Inc.
LME	— London Metal Exchange
NYMEX	— New York Mercantile Exchange
RBOB	— Reformulated gasoline blendstock for oxygen blending
WTI	— West Texas Intermediate
*	— Notional value is the total value of the underlying commodity futures contracts.
†	— Approximately $74,330,000 of the investments are restricted and pledged as collateral for swaps to various brokers.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of April 30, 2013.
(m)

— All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2013	HIGHBRIDGE FUNDS	9

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)

Highbridge Dynamic Commodities Strategy Fund
ASSETS:
Investments in non-affiliates, at value	$630,846
Investments in affiliates, at value	143,884
Investments in affiliates — restricted, at value	74,330

Total investment securities, at value	849,060
Receivables:
Fund shares sold	3,461
Interest from non-affiliates	347
Dividends from affiliates	9
Outstanding swap contracts, at value	16,913

Total Assets	869,790

LIABILITIES:
Payables:
Due to custodian	8,454
Due to broker for swap contracts	10,195
Investment securities purchased	49,998
Fund shares redeemed	8,636
Variation margin on futures contracts	953
Outstanding swap contracts, at value	6,539
Accrued liabilities:
Investment advisory fees	622
Administration fees	77
Shareholder servicing fees	166
Distribution fees	35
Custodian and accounting fees	35
Other	150

Total Liabilities	85,860

Net Assets	$783,930

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	HIGHBRIDGE FUNDS	APRIL 30, 2013

Highbridge Dynamic Commodities Strategy Fund
NET ASSETS:
Paid-in-Capital	$1,118,933
Accumulated undistributed (distributions in excess of) net investment income	(41,333)
Accumulated net realized gains (losses)	(305,369)
Net unrealized appreciation (depreciation)	11,699

Total Net Assets	$783,930

Net Assets:
Class A	$89,138
Class C	25,722
Class R5	101,042
Select Class	568,028

Total	$783,930

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,951
Class C	2,031
Class R5	7,803
Select Class	44,018

Net Asset Value (a):
Class A — Redemption price per share	$12.82
Class C — Offering price per share (b)	12.67
Class R5 — Offering and redemption price per share	12.95
Select Class — Offering and redemption price per share	12.90
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.53

Cost of investments in non-affiliates	$630,776
Cost of investments in affiliates	143,884
Cost of investments in affiliates — restricted	74,330

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2013	HIGHBRIDGE FUNDS	11

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

(Amounts in thousands)

Highbridge Dynamic Commodities Strategy Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$734
Dividend income from affiliates	137

Total investment income	871

EXPENSES:
Investment advisory fees	8,330
Administration fees	728
Distribution fees:
Class A	144
Class C	144
Shareholder servicing fees:
Class A	144
Class C	48
Class R5	30
Select Class	1,363
Custodian and accounting fees	85
Professional fees	82
Interest expense to non-affiliates (See Note 2.C.)	49
Interest expense to affiliates	2
Trustees’ and Chief Compliance Officer’s fees	14
Printing and mailing costs	50
Registration and filing fees	40
Transfer agent fees	299
Other	54

Total expenses	11,606

Less amounts waived	(2,266)
Less earnings credits	— (a)

Net expenses	9,340

Net investment income (loss)	(8,469)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6
Futures	1,616
Swaps	(272,138)

Net realized gain (loss)	(270,516)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(16)
Futures	145
Swaps	49,006

Change in net unrealized appreciation/depreciation	49,135

Net realized/unrealized gains (losses)	(221,381)

Change in net assets resulting from operations	$(229,850)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	HIGHBRIDGE FUNDS	APRIL 30, 2013

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Highbridge Dynamic Commodities Strategy Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(8,469)	$(28,691)
Net realized gain (loss)	(270,516)	(314,397)
Change in net unrealized appreciation/depreciation	49,135	(51,654)

Change in net assets resulting from operations	(229,850)	(394,742)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(10,567)
From net realized gains	—	(1,399)
Class C
From net investment income	—	(3,283)
From net realized gains	—	(481)
Class R5
From net investment income	—	(4,767)
From net realized gains	—	(567)
Select Class
From net investment income	—	(88,408)
From net realized gains	—	(11,111)

Total distributions to shareholders	—	(120,583)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(954,221)	(20,396)

NET ASSETS:
Change in net assets	(1,184,071)	(535,721)
Beginning of period	1,968,001	2,503,722

End of period	$783,930	$1,968,001

Accumulated undistributed (distributions in excess of) net investment income	$(41,333)	$(32,864)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2013	HIGHBRIDGE FUNDS	13

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Highbridge Dynamic Commodities Strategy Fund
	Six Months Ended 4/30/2013 (Unaudited)	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$25,777	$103,939
Distributions reinvested	—	11,165
Cost of shares redeemed	(67,065)	(184,417)

Change in net assets resulting from Class A capital transactions	$(41,288)	$(69,313)

Class C
Proceeds from shares issued	$1,807	$6,457
Distributions reinvested	—	3,165
Cost of shares redeemed	(21,941)	(31,262)

Change in net assets resulting from Class C capital transactions	$(20,134)	$(21,640)

Class R5
Proceeds from shares issued	$35,446	$93,156
Distributions reinvested	—	5,334
Cost of shares redeemed	(48,195)	(29,546)

Change in net assets resulting from Class R5 capital transactions	$(12,749)	$68,944

Select Class
Proceeds from shares issued	$228,878	$829,480
Distributions reinvested	—	29,474
Cost of shares redeemed	(1,108,928)	(857,341)

Change in net assets resulting from Select Class capital transactions	$(880,050)	$1,613

Total change in net assets resulting from capital transactions	$(954,221)	$(20,396)

SHARE TRANSACTIONS:
Class A
Issued	1,840	6,013
Reinvested	—	651
Redeemed	(4,774)	(10,611)

Change in Class A Shares	(2,934)	(3,947)

Class C
Issued	130	378
Reinvested	—	186
Redeemed	(1,596)	(1,866)

Change in Class C Shares	(1,466)	(1,302)

Class R5
Issued	2,489	5,387
Reinvested	—	310
Redeemed	(3,460)	(1,771)

Change in Class R5 Shares	(971)	3,926

Select Class
Issued	16,184	47,814
Reinvested	—	1,714
Redeemed	(79,438)	(50,455)

Change in Select Class Shares	(63,254)	(927)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	HIGHBRIDGE FUNDS	APRIL 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2013	HIGHBRIDGE FUNDS	15

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Highbridge Dynamic Commodities Strategy Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$15.14	$(0.10	)(f)	$(2.22)	$(2.32)	$—	$—	$—	$—
Year Ended October 31, 2012	18.94	(0.25	)(f)	(2.67)	(2.92)	(0.78)	(0.10)	(0.88)	—
Year Ended October 31, 2011	17.90	(0.31	)(f)	1.72	1.41	—	(0.37)	(0.37)	—	(g)
January 13, 2010(h) through October 31, 2010	15.00	(0.17	)(f)	3.07	2.90	—	—	—	—	(g)

Class C
Six Months Ended April 30, 2013 (Unaudited)	14.99	(0.14	)(f)	(2.18)	(2.32)	—	—	—	—
Year Ended October 31, 2012	18.78	(0.34	)(f)	(2.64)	(2.98)	(0.71)	(0.10)	(0.81)	—
Year Ended October 31, 2011	17.84	(0.41	)(f)	1.72	1.31	—	(0.37)	(0.37)	—	(g)
January 13, 2010(h) through October 31, 2010	15.00	(0.23	)(f)	3.07	2.84	—	—	—	—	(g)

Class R5
Six Months Ended April 30, 2013 (Unaudited)	15.25	(0.07	)(f)	(2.23)	(2.30)	—	—	—	—
Year Ended October 31, 2012	19.07	(0.17	)(f)	(2.70)	(2.87)	(0.85)	(0.10)	(0.95)	—
November 30, 2010(i) through October 31, 2011	17.86	(0.20	)(f)	1.78	1.58	—	(0.37)	(0.37)	—	(g)

Select Class
Six Months Ended April 30, 2013 (Unaudited)	15.22	(0.09	)(f)	(2.23)	(2.32)	—	—	—	—
Year Ended October 31, 2012	19.03	(0.21	)(f)	(2.68)	(2.89)	(0.82)	(0.10)	(0.92)	—
Year Ended October 31, 2011	17.95	(0.26	)(f)	1.71	1.45	—	(0.37)	(0.37)	—	(g)
January 13, 2010(h) through October 31, 2010	15.00	(0.14	)(f)	3.09	2.95	—	—	—	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	HIGHBRIDGE FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$12.82	(15.32)%	$89,138	1.59%	(1.46)%	1.92%	39%
15.14	(15.93)	149,625	1.59	(1.48)	1.91	45
18.94	7.94	261,952	1.64	(1.54)	1.90	16
17.90	19.33	38,127	1.64	(1.39)	2.26	0

12.67	(15.48)	25,722	2.09	(1.96)	2.42	39
14.99	(16.37)	52,417	2.09	(1.97)	2.41	45
18.78	7.40	90,107	2.14	(2.04)	2.40	16
17.84	18.93	9,832	2.14	(1.88)	2.71	0

12.95	(15.08)	101,042	1.13	(1.01)	1.47	39
15.25	(15.57)	133,815	1.10	(0.98)	1.46	45
19.07	8.92	92,441	1.19	(1.09)	1.47	16

12.90	(15.24)	568,028	1.34	(1.22)	1.67	39
15.22	(15.70)	1,632,144	1.32	(1.20)	1.66	45
19.03	8.15	2,059,222	1.39	(1.29)	1.65	16
17.95	19.67	437,453	1.39	(1.14)	2.15	0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2013	HIGHBRIDGE FUNDS	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Highbridge Dynamic Commodities Strategy Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

The investment objective of the Fund is to seek to provide long-term total return.

During the period May 2, 2011 through August 1, 2012, the Fund was publicly offered on a limited basis.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Basis for Consolidation for the Fund

HCM Commodities Strategy Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 18, 2009 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objective and policies as described in the Fund’s prospectus. As of April 30, 2013 net assets of the Fund were approximately $783,930,000 of which approximately $171,166,000, or approximately 21.8%, represented the Subsidiary’s net assets. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps (except return swaps on commodities as described in Note 2.C.) and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance and JPMAM’s Risk

18	HIGHBRIDGE FUNDS	APRIL 30, 2013

Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.

The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the CSOI (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$218,214	$630,846	$—	$849,060

Appreciation in Other Financial Instruments
Futures Contracts	$1,255	$—	$—	$1,255
Return Swaps	—	16,913	—	16,913

Total Appreciation in Other Financial Instruments	$1,255	$16,913	$—	$18,168

Depreciation in Other Financial Instruments
Return Swaps	$—	$(6,539)	$—	$(6,539)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the CSOI. Level 1 consists of three affiliated money market mutual funds, which are held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the CSOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 for the six months ended April 30, 2013.

B. Futures Contracts — The Fund uses commodity and foreign exchange futures contracts to obtain long and short exposure to the underlying commodities markets.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the CSOI and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities (“CSAL”). A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

APRIL 30, 2013	HIGHBRIDGE FUNDS	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges (e.g., NYMEX), boards of trade or other platforms (e.g., Clearport). The exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. For trades executed on other platforms, these futures contracts must be offset on the same platform in which they were executed; therefore liquidity risk exists to the extent there is a lack of a liquid market for these contracts allowing the Fund to close out its position. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2013 (amounts in thousands):

Futures Contracts:
Average Notional Balance Long	$538,966
Ending Notional Balance Long	194,317

C. Return Swaps on Commodities and Commodity Indices — The Fund uses return swaps on commodities futures and commodity futures indices to obtain long and short exposure to commodities markets. The value of a swap agreement is recorded at the beginning of the measurement period. Swap values are based on the values of underlying futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Under some circumstances, commodity futures exchanges may establish daily limits on the amount that the price of a commodity futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions. Change in swap values is recorded as change in net unrealized appreciation or depreciation — swaps on the CSOP. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into. Return swaps on commodity indices are subject to monthly resets. Realized gain or loss is recorded on reset date of the swap and is based on the difference between contract and market price of underlying instrument.

Upon entering into a swap, the Fund may be required to post an initial collateral amount (referred to as “Independent Amount”), as defined in the swap agreement. Independent Amounts are posted to segregated accounts at the Fund’s custodian. The Fund is required to post additional collateral to the segregated accounts, for the benefit of counterparties, as applicable, for mark to market losses on swaps. Balances in segregated accounts are invested in affiliated money market funds (see Note 3.F. for reimbursements regarding cash collateral amounts invested in these funds). Collateral invested in affiliated money market funds as of April 30, 2013 was approximately $74,330,000 which is reported on the CSAL as Investments in affiliates — restricted.

The Fund pays a monthly financing charge to one counterparty, which is calculated based on the average balance of the segregated account excluding Independent Amounts, for the benefit of that counterparty, and a LIBOR-based rate. This amount is recorded as Interest expense to non-affiliates on the CSOP.

The Fund is entitled to receive cash from counterparties as collateral for mark to market gains on swap contracts. When the Fund receives such cash collateral, a corresponding liability is recorded, and included in Due to broker for swap contracts on the CSAL.

Daily movement of collateral is subject to minimum threshold amounts.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded in the CSAL.

The Fund’s activity in return swaps is concentrated with four counterparties. Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The table below discloses the volume of the Fund’s swap activity during the six months ended April 30, 2013 (amounts in thousands):

Return Swaps on Commodities:
Average Notional Balance Long	$1,397,529
Average Notional Balance Short	313,967
Ending Notional Balance Long	252,145
Ending Notional Balance Short	86,348

Return Swaps on Commodity Indices:
Average Notional Balance Long	$558,366
Average Notional Balance Short	406,197
Ending Notional Balance Long	489,521
Ending Notional Balance Short	205,652

20	HIGHBRIDGE FUNDS	APRIL 30, 2013

D. Summary of Derivatives Information — The following tables present the value of derivatives held as of April 30, 2013, by their primary underlying risk exposure and respective location on the CSAL (amounts in thousands):

Derivative Contract	CSAL Location
Assets:		Futures Contracts (a)	Swaps
Commodity contracts	Receivables	$—	$16,913
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	1,255	—

Total		$1,255	$16,913

Liabilities:
Commodity contracts	Payables	$—	$(6,539)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the CSOI. The CSAL only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the CSOP for the six months ended April 30, 2013, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Swaps	Total
Commodity contracts	$—	$(272,138)	$(272,138)
Foreign exchange contracts	1,616	—	1,616

Total	$1,616	(272,138)	$(270,522)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Swaps	Total
Commodity contracts	$—	$49,006	$49,006
Foreign exchange contracts	145	—	145

Total	$145	$49,006	$49,151

The Fund’s derivatives contracts held at April 30, 2013 are not accounted for as hedging instruments under GAAP.

E. Repurchase Agreements — The Fund may enter into repurchase agreement transactions with institutions that meet the Advisor’s credit guidelines. The Fund requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the CSOP.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

APRIL 30, 2013	HIGHBRIDGE FUNDS	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2013, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 1.00% of the Subsidiary’s average daily net assets.

The Advisor, on behalf of the Subsidiary, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is wholly-owned by JPMAM. Under the terms of the sub-advisory agreement, the Advisor pays HCM a monthly sub-advisory fee of 0.75% of the average daily net assets of the Subsidiary.

The Advisor and HCM make the day-to-day investment decisions for the Fund and the Subsidiary, respectively.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2013, the annualized effective rate was 0.11% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of average daily net assets of the Subsidiary.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2013, the Distributor retained approximately $10,000 in front-end sales charges and approximately $2,000 in CDSC.

22	HIGHBRIDGE FUNDS	APRIL 30, 2013

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund and Subsidiary. The amounts paid directly to JPMCB by the Fund and the Subsidiary for custody and accounting services are included in Custodian and accounting fees in the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the CSOP.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the CSOP.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.65%	2.15%	1.20%	1.40%

The expense limitation agreement was in effect for the six months ended April 30, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the six months ended April 30, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Total
$1,829	$1,829

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive and/or reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund to the extent that the total waivers do not exceed the total fees charged by the Advisor, the Administrator or shareholder servicing agent. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended April 30, 2013 was approximately $437,000.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund or Subsidiary for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the six months ended April 30, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

APRIL 30, 2013	HIGHBRIDGE FUNDS	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

4. Investment Transactions

During the six months ended April 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$—	$10,000	$8,114	$—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the Fund’s investment securities, including the Subsidiary, held at April 30, 2013 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation		Net Unrealized Appreciation (Depreciation)
$848,990	$70	$—	(a)	$70

(a)	Amount rounds to less than $1,000.

For financial reporting purposes, realized gain or loss on return swaps on commodities and commodity indices is recorded upon termination of a swap or when an offsetting position is entered into. For Federal income tax purposes, realized gain or loss is recognized when the swap reaches its termination. As a result, there are typically timing differences relating to the differing treatments of gain/loss recognition for return swaps on commodities.

During the six months ended April 30, 2013, approximately $13 million of losses were recognized, for tax purposes, related to return swaps on commodities held by the Subsidiary. Such losses, which had been previously recognized for financial reporting purposes, can only be utilized by the Fund to offset taxable income earned by the Subsidiary during the fiscal year ending October 31, 2013.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the Fund did not have any pre-enactment net capital loss carryforwards.

At October 31, 2012, the Fund had post-enactment net capital loss carryforwards (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$13,510	$20,230

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2013 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the CSOP. The Fund had no interest expense as a result of borrowings from another fund or from the unsecured, uncommitted credit facility at April 30, 2013 or at any time during the six months then ended.

24	HIGHBRIDGE FUNDS	APRIL 30, 2013

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Fund’s performance.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap contracts.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, allowing the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.C.

APRIL 30, 2013	HIGHBRIDGE FUNDS	25

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2012, and continued to hold your shares at the end of the reporting period, April 30, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Highbridge Dynamic Commodities Strategy Fund
Class A
Actual	$1,000.00	$846.80	$7.28	1.59%
Hypothetical	1,000.00	1,016.91	7.95	1.59
Class C
Actual	1,000.00	845.20	9.56	2.09
Hypothetical	1,000.00	1,014.43	10.44	2.09
Class R5
Actual	1,000.00	849.20	5.18	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13
Select Class
Actual	1,000.00	847.60	6.14	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26	HIGHBRIDGE FUNDS	APRIL 30, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. April 2013.	SAN-HDCS-413

Semi-Annual Report

J.P. Morgan International Equity Funds

April 30, 2013 (Unaudited)

JPMorgan International Unconstrained Equity Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 17, 2013 (Unaudited)

Dear Shareholder:

Equity markets in most parts of the world posted strong returns for the six months ended April 30, 2013. This positive momentum has carried into May and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. China’s policy makers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

“Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers.”

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the ECB. Investors’ positive reaction to recent ECB policy announcements helped stocks of international developed countries outperform U.S. stocks during the six months ended April 30, 2013. Facing headwinds like the appreciating U.S. dollar, emerging markets stocks underperformed international developed and U.S. stocks during the reporting period.

U.S. Treasury Yields Remain Low

Despite a recent uptick, yields for U.S. Treasury securities remain near historically low levels. The yield for 10-year U.S.

Treasury securities ended April 30, 2013 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.9%, respectively.

As the low interest rate environment persists, fixed income investors continue to turn to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Both of these asset classes posted positive absolute returns during the six months ended April 30, 2013, although more recently emerging market debt securities have underperformed other areas of the market.

Positive Signs for Stocks

The latest round of purchasing manager indices from around the world confirm that, while the global economy is certainly not booming, it is still clearly on a growth path. In particular, while near-recessionary conditions continue to face Europe, China appears to have picked up some momentum in recent months and Japan is, at least temporarily, looking stronger. For investors, the main point is that the “tail risks” of a financial crisis emanating from Europe or a crash-landing for the Chinese economy appear much less likely than a year ago.

Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, despite low interest rates and yields, there are opportunities in bond markets if investors expand their search to include all parts of the world.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2013	J.P. MORGAN FUNDS	1

JPMorgan International Unconstrained Equity Fund

FUND SUMMARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	10.74%
Morgan Stanley Capital International (“MSCI”) EAFE Index (net of foreign withholding taxes)	16.90%
Morgan Stanley Capital International (“MSCI”) All Country World Index, ex-U.S. (net of foreign withholding taxes)	12.78%

Net Assets as of 4/30/2013	$3,834,812

INVESTMENT OBJECTIVE** AND STRATEGIES

The Fund seeks to provide long-term capital appreciation. The Fund primarily invests in the equity securities of foreign companies, including those in emerging markets, and is generally unconstrained by any particular capitalization, style or sector and may invest in any foreign country. While the Fund is generally unconstrained within its equity universe, it currently intends to focus on investing in mid to large capitalization companies in a diversified group of sectors and foreign countries. The Fund may deviate from its current intention, including by focusing on particular capitalization sizes, styles, sectors and/or foreign countries.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	HSBC Holdings plc (United Kingdom)	4.1%
2.	Prudential plc (United Kingdom)	3.4
3.	Novartis AG (Switzerland)	3.2
4.	Royal Dutch Shell plc, Class A (Netherlands)	3.1
5.	Roche Holding AG (Switzerland)	3.1
6.	Rio Tinto plc (United Kingdom)	2.9
7.	Samsung Electronics Co., Ltd., Reg. S, GDR (South Korea)	2.6
8.	Standard Chartered plc (United Kingdom)	2.6
9.	Japan Tobacco, Inc. (Japan)	2.4
10.	Toyota Motor Corp. (Japan)	2.3

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	22.6%
Switzerland	12.5
Japan	12.0
Germany	9.9
France	7.3
Netherlands	6.5
Canada	4.1
South Korea	3.9
Sweden	3.3
China	2.3
India	2.2
Hong Kong	2.0
Norway	1.6
Belgium	1.6
Spain	1.6
Russia	1.3
South Africa	1.2
Indonesia	1.1
United States	1.1
Taiwan	1.0
Others (each less than 1.0%)	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

2	J.P. MORGAN FUNDS	APRIL 30, 2013

JPMorgan International Unconstrained Equity Fund

FUND SUMMARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/11
Without Sales Charge		10.60%	12.82%	18.65%
With Sales Charge**		4.78	6.89	14.22
CLASS C SHARES	11/30/11
Without CDSC		10.32	12.28	18.05
With CDSC***		9.32	11.28	18.05
CLASS R2 SHARES	11/30/11	10.46	12.55	18.35
CLASS R5 SHARES	11/30/11	10.84	13.32	19.17
CLASS R6 SHARES	11/30/11	10.87	13.42	19.25
SELECT CLASS SHARES	11/30/11	10.74	13.09	18.95

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 To 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI EAFE Index and the MSCI All Country World Index, ex-U.S. from November 30, 2011 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the MSCI All Country World Index, ex-U.S. does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2013	J.P. MORGAN FUNDS	3

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Belgium — 1.6%
620	Anheuser-Busch InBev N.V. (m)	59,564

	Canada — 4.1%
770	Canadian National Railway Co. (m)	75,383
2,600	Suncor Energy, Inc. (m)	81,062

		156,445

	China — 2.3%
56,000	Industrial & Commercial Bank of China Ltd., Class H (m)	39,475
9,200	Sands China Ltd. (m)	48,373

		87,848

	France — 7.3%
1,450	Accor S.A. (m)	48,012
471	LVMH Moet Hennessy Louis Vuitton S.A. (m)	81,617
350	PPR (m)	77,095
525	Schneider Electric S.A. (m)	40,024
318	Technip S.A. (m)	34,109

		280,857

	Germany — 8.9%
533	Allianz SE (m)	78,842
404	Bayer AG (m)	42,237
325	Fresenius SE & Co. KGaA (m)	40,772
823	Henkel AG & Co. KGaA (m)	64,509
210	Linde AG (m)	39,762
935	SAP AG (m)	74,540

		340,662

	Hong Kong — 2.0%
5,000	Cheung Kong Holdings Ltd. (m)	75,458

	India — 2.2%
1,965	HDFC Bank Ltd., ADR (m)	83,395

	Indonesia — 1.1%
55,000	Astra International Tbk PT (m)	41,616

	Israel — 0.9%
900	Teva Pharmaceutical Industries Ltd., ADR (m)	34,461

	Japan — 12.0%
1,200	Astellas Pharma, Inc. (m)	69,942
500	East Japan Railway Co. (m)	42,208
1,300	FamilyMart Co., Ltd. (m)	59,411
400	FANUC Corp. (m)	60,381
2,400	Japan Tobacco, Inc. (m)	90,723
1,500	Toyota Motor Corp. (m)	87,057
100	Yahoo! Japan Corp. (m)	50,249

		459,971

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — 6.5%
1,130	Akzo Nobel N.V. (m)	68,151
420	Gemalto N.V. (m)	34,315
500	Koninklijke Vopak N.V. (m)	27,689
3,540	Royal Dutch Shell plc, Class A (m)	120,402

		250,557

	Norway — 1.6%
2,700	Telenor ASA (m)	60,844

	Russia — 1.3%
4,000	Sberbank of Russia, ADR (m)	51,627

	South Africa — 1.2%
1,450	Tiger Brands Ltd. (m)	45,163

	South Korea — 3.9%
213	Hyundai Mobis (m)	48,430
145	Samsung Electronics Co., Ltd., Reg. S, GDR (m)	100,063

		148,493

	Spain — 1.5%
6,000	Banco Bilbao Vizcaya Argentaria S.A. (m)	58,407
107	Banco Bilbao Vizcaya Argentaria S.A. (a) (m)	1,042

		59,449

	Sweden — 3.3%
1,273	Atlas Copco AB, Class A (m)	33,661
2,400	Elekta AB, Class B (m)	36,800
1,900	Getinge AB, Class B (m)	57,291

		127,752

	Switzerland — 12.4%
840	Cie Financiere Richemont S.A., Class A (m)	67,980
530	Holcim Ltd. (a) (m)	41,343
1,678	Novartis AG (m)	124,218
474	Roche Holding AG (m)	118,661
155	Syngenta AG (m)	66,266
3,300	UBS AG (m)	58,867

		477,335

	Taiwan — 1.0%
2,095	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	39,973

	United Kingdom — 22.5%
1,500	Aggreko plc (m)	41,581
3,961	BG Group plc (m)	66,867
14,400	HSBC Holdings plc (m)	157,599
1,572	Intertek Group plc (m)	80,871
9,476	Meggitt plc (m)	69,063
2,670	Persimmon plc (m)	44,852

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN FUNDS	APRIL 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United Kingdom — Continued
2,670	Persimmon plc (a) (m)	3,110
7,656	Prudential plc (m)	131,642
2,383	Rio Tinto plc (m)	109,428
3,933	Standard Chartered plc (m)	98,983
3,618	WPP plc (m)	59,814

		863,810

	United States — 1.1%
16,500	Samsonite International S.A. (m)	40,693

	Total Common Stocks (Cost $3,188,779)	3,785,973

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stock — 1.0%
	Germany — 1.0%
192	Volkswagen AG (m) (Cost $32,942)	38,991

	Total Investments — 99.7% (Cost $3,221,721)	3,824,964
	Other Assets in Excess of Liabilities — 0.3%	9,848

	NET ASSETS — 100.0%	$3,834,812

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	12.8%
Pharmaceuticals	10.1
Oil, Gas & Consumable Fuels	7.0
Insurance	5.5
Textiles, Apparel & Luxury Goods	5.0
Chemicals	4.6
Automobiles	4.3
Semiconductors & Semiconductor Equipment	3.7
Road & Rail	3.1
Metals & Mining	2.9
Hotels, Restaurants & Leisure	2.5
Health Care Equipment & Supplies	2.5
Machinery	2.5
Tobacco	2.4
Professional Services	2.1
Multiline Retail	2.0
Real Estate Management & Development	2.0

INDUSTRY	PERCENTAGE
Software	1.9%
Aerospace & Defense	1.8
Household Products	1.7
Diversified Telecommunication Services	1.6
Media	1.6
Beverages	1.6
Food & Staples Retailing	1.5
Capital Markets	1.5
Internet Software & Services	1.3
Auto Components	1.3
Household Durables	1.2
Food Products	1.2
Commercial Services & Supplies	1.1
Construction Materials	1.1
Health Care Providers & Services	1.1
Electrical Equipment	1.0
Others (each less than 1.0%)	2.5

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registrationsecurities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

(a)	— Non-income producing security.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A of the notes to financial statements are $3,406,474 and 89.1%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	5

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited)

International Unconstrained Equity Fund
ASSETS:
Investments in non-affiliates, at value	$3,824,964
Cash	26,222
Foreign currency, at value	6,459
Receivables:
Dividends from non-affiliates	17,407
Tax reclaims	4,983
Due from Advisor	11,116

Total Assets	3,891,151

LIABILITIES:
Accrued liabilities:
Shareholder servicing fees	745
Distribution fees	76
Custodian and accounting fees	16,129
Audit fees	35,889
Other	3,500

Total Liabilities	56,339

Net Assets	$3,834,812

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2013

International Unconstrained Equity Fund
NET ASSETS:
Paid-in-Capital	$3,098,941
Accumulated undistributed net investment income	24,332
Accumulated net realized gains (losses)	108,177
Net unrealized appreciation (depreciation)	603,362

Total Net Assets	$3,834,812

Net Assets:
Class A	$63,704
Class C	63,255
Class R2	63,479
Class R5	64,110
Class R6	64,155
Select Class	3,516,109

Total	$3,834,812

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,419
Class C	3,406
Class R2	3,413
Class R5	3,432
Class R6	3,433
Select Class	188,437

Net asset value (a):
Class A — Redemption price per share	$18.63
Class C — Offering price per share (b)	18.57
Class R2 — Offering and redemption price per share	18.60
Class R5 — Offering and redemption price per share	18.68
Class R6 — Offering and redemption price per share	18.69
Select Class — Offering and redemption price per share	18.66
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.66

Cost of investments in non-affiliates	$3,221,721
Cost of foreign currency	6,412

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	7

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

International Unconstrained Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$48,036
Foreign taxes withheld	(3,800)

Total investment income	44,236

EXPENSES:
Investment advisory fees	14,637
Administration fees	1,546
Distribution fees:
Class A	76
Class C	227
Class R2	151
Shareholder servicing fees:
Class A	76
Class C	76
Class R2	76
Class R5	15
Select Class	4,194
Custodian and accounting fees	30,377
Professional fees	35,032
Trustees’ and Chief Compliance Officer’s fees	20
Printing and mailing costs	323
Registration and filing fees	26
Transfer agent fees	4,585
Offering costs	3,165
Other	4,098

Total expenses	98,700

Less amounts waived	(16,183)
Less expense reimbursements	(62,622)

Net expenses	19,895

Net investment income (loss)	24,341

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	106,691
Foreign currency transactions	1,487

Net realized gain (loss)	108,178

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	239,185
Foreign currency translations	218

Change in net unrealized appreciation/depreciation	239,403

Net realized/unrealized gains (losses)	347,581

Change in net assets resulting from operations	$371,922

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2013

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	International Unconstrained Equity Fund
	Six Months Ended 4/30/2013 (Unaudited)	Period Ended 10/31/2012 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,341	$41,683
Net realized gain (loss)	108,178	57,248
Change in net unrealized appreciation/depreciation	239,403	363,959

Change in net assets resulting from operations	371,922	462,890

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(367)	—
From net realized gains	(1,169)	—
Class C
From net investment income	(121)	—
From net realized gains	(1,169)	—
Class R2
From net investment income	(244)	—
From net realized gains	(1,169)	—
Class R5
From net investment income	(590)	—
From net realized gains	(1,169)	—
Class R6
From net investment income	(615)	—
From net realized gains	(1,169)	—
Select Class
From net investment income	(26,995)	—
From net realized gains	(64,289)	—

Total distributions to shareholders	(99,066)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	99,066	3,000,000

NET ASSETS:
Change in net assets	371,922	3,462,890
Beginning of period	3,462,890	—

End of period	$3,834,812	$3,462,890

Accumulated undistributed net investment income	$24,332	$28,923

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	9

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	International Unconstrained Equity Fund
	Six Months Ended 4/30/2013 (Unaudited)	Period Ended 10/31/2012 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000
Distributions reinvested	1,536	—

Change in net assets resulting from Class A capital transactions	$1,536	$50,000

Class C
Proceeds from shares issued	$—	$50,000
Distributions reinvested	1,290	—

Change in net assets resulting from Class C capital transactions	$1,290	$50,000

Class R2
Proceeds from shares issued	$—	$50,000
Distributions reinvested	1,413	—

Change in net assets resulting from Class R2 capital transactions	$1,413	$50,000

Class R5
Proceeds from shares issued	$—	$50,000
Distributions reinvested	1,759	—

Change in net assets resulting from Class R5 capital transactions	$1,759	$50,000

Class R6
Proceeds from shares issued	$—	$50,000
Distributions reinvested	1,784	—

Change in net assets resulting from Class R6 capital transactions	$1,784	$50,000

Select Class
Proceeds from shares issued	$—	$2,750,000
Distributions reinvested	91,284	—

Change in net assets resulting from Select Class capital transactions	$91,284	$2,750,000

Total change in net assets resulting from capital transactions	$99,066	$3,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2013

	International Unconstrained Equity Fund
	Six Months Ended 4/30/2013 (Unaudited)	Period Ended 10/31/2012 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	3,333
Reinvested	86	—

Change in Class A Shares	86	3,333

Class C
Issued	—	3,333
Reinvested	73	—

Change in Class C Shares	73	3,333

Class R2
Issued	—	3,333
Reinvested	80	—

Change in Class R2 Shares	80	3,333

Class R5
Issued	—	3,333
Reinvested	99	—

Change in Class R5 Shares	99	3,333

Class R6
Issued	—	3,333
Reinvested	100	—

Change in Class R6 Shares	100	3,333

Select Class
Issued	—	183,333
Reinvested	5,104	—

Change in Select Class Shares	5,104	183,333

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Unconstrained Equity Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$17.28	$0.10	(g)	$1.71	$1.81	$(0.11)	$(0.35)	$(0.46)
November 30, 2011 (h) through October 31, 2012	15.00	0.17		2.11	2.28	—	—	—

Class C
Six Months Ended April 30, 2013 (Unaudited)	17.20	0.05	(g)	1.71	1.76	(0.04)	(0.35)	(0.39)
November 30, 2011 (h) through October 31, 2012	15.00	0.10		2.10	2.20	—	—	—

Class R2
Six Months Ended April 30, 2013 (Unaudited)	17.24	0.08	(g)	1.70	1.78	(0.07)	(0.35)	(0.42)
November 30, 2011 (h) through October 31, 2012	15.00	0.14		2.10	2.24	—	—	—

Class R5
Six Months Ended April 30, 2013 (Unaudited)	17.35	0.14	(g)	1.71	1.85	(0.17)	(0.35)	(0.52)
November 30, 2011 (h) through October 31, 2012	15.00	0.24		2.11	2.35	—	—	—

Class R6
Six Months Ended April 30, 2013 (Unaudited)	17.36	0.14	(g)	1.72	1.86	(0.18)	(0.35)	(0.53)
November 30, 2011 (h) through October 31, 2012	15.00	0.25		2.11	2.36	—	—	—

Select Class
Six Months Ended April 30, 2013 (Unaudited)	17.32	0.12	(g)	1.71	1.83	(0.14)	(0.35)	(0.49)
November 30, 2011 (h) through October 31, 2012	15.00	0.21		2.11	2.32	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and for the six months ended April 30, 2013.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$18.63	10.60%	$63,704	1.32%	1.09%	5.55%	28%
17.28	15.20	57,592	1.32	1.17	6.99	40

18.57	10.32	63,255	1.82	0.60	6.03	28
17.20	14.67	57,328	1.82	0.67	7.47	40

18.60	10.46	63,479	1.57	0.85	5.78	28
17.24	14.93	57,460	1.57	0.92	7.23	40

18.68	10.84	64,110	0.87	1.55	5.09	28
17.35	15.67	57,830	0.87	1.62	6.54	40

18.69	10.87	64,155	0.82	1.60	5.03	28
17.36	15.73	57,856	0.82	1.67	6.49	40

18.66	10.74	3,516,109	1.07	1.35	5.29	28
17.32	15.47	3,174,824	1.07	1.42	6.74	40

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	13

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Fund	Classes Offered	Diversified/Non-Diversified
International Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation.

The Fund commenced operations on November 30, 2011. Prior to May 31, 2013, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance and JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

14	J.P. MORGAN FUNDS	APRIL 30, 2013

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$59,564	$—	$59,564
Canada	156,445	—	—	156,445
China	—	87,848	—	87,848
France	—	280,857	—	280,857
Germany	—	340,662	—	340,662
Hong Kong	—	75,458	—	75,458
India	83,395	—	—	83,395
Indonesia	—	41,616	—	41,616
Israel	34,461	—	—	34,461
Japan	—	459,971	—	459,971
Netherlands	—	250,557	—	250,557
Norway	—	60,844	—	60,844
Russia	—	51,627	—	51,627
South Africa	—	45,163	—	45,163
South Korea	—	148,493	—	148,493
Spain	—	59,449	—	59,449
Sweden	—	127,752	—	127,752
Switzerland	—	477,335	—	477,335
Taiwan	39,973	—	—	39,973
United Kingdom	3,110	860,700	—	863,810
United States	—	40,693	—	40,693

Total Common Stocks	317,384	3,468,589	—	3,785,973

Preferred Stock
Germany	—	38,991	—	38,991

Total Investments in Securities	$317,384	$3,507,580	$—	$3,824,964

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of April 30, 2013, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

APRIL 30, 2013	J.P. MORGAN FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

As of April 30, 2013, the Fund did not hold any illiquid securities.

C. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. Offering and Organizational Costs — Total offering costs of $38,611 paid in connection with the offering of shares of the Fund, were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.80% of the Fund’s average daily net assets. The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2013, the annualized effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

16	J.P. MORGAN FUNDS	APRIL 30, 2013

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2013, the Distributor did not retain any front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
1.32%	1.82%	1.57%	0.87%	0.82%	1.07%

The expense limitation agreement was in effect for the six months ended April 30, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the six months ended April 30, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$14,637	$1,546	$16,183	$62,622

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

For the Fund, there were no waivers resulting from investments in these money market funds for the six months ended April 30, 2013.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

APRIL 30, 2013	J.P. MORGAN FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the six months ended April 30, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,060,681	$1,039,130

During the six months ended April 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$3,221,721	$672,731	$69,488	$603,243

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely and retain their character as short-term and/or long-term losses.

At October 31, 2012, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Prior to May 31, 2013, the Fund’s shares were held by the Advisor.

18	J.P. MORGAN FUNDS	APRIL 30, 2013

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2013, substantially all of the Fund’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of April 30, 2013, the Fund invested 22.6% of its total investments in issuers in the United Kingdom.

APRIL 30, 2013	J.P. MORGAN FUNDS	19

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2012, and continued to hold your shares at the end of the reporting period, April 30, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
International Unconstrained Equity Fund
Class A
Actual	$1,000.00	$1,106.00	$6.89	1.32%
Hypothetical	1,000.00	1,018.25	6.61	1.32
Class C
Actual	1,000.00	1,103.20	9.49	1.82
Hypothetical	1,000.00	1,015.77	9.10	1.82
Class R2
Actual	1,000.00	1,104.60	8.19	1.57
Hypothetical	1,000.00	1,017.01	7.85	1.57
Class R5
Actual	1,000.00	1,108.40	4.55	0.87
Hypothetical	1,000.00	1,020.48	4.36	0.87
Class R6
Actual	1,000.00	1,108.70	4.29	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Select Class
Actual	1,000.00	1,107.40	5.59	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20	J.P. MORGAN FUNDS	APRIL 30, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. April 2013.	SAN-IUE-413

Semi-Annual Report

J.P. Morgan Funds

April 30, 2013 (Unaudited)

JPMorgan Total Emerging Markets Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 17, 2013 (Unaudited)

Dear Shareholder:

Equity markets in most parts of the world posted strong returns for the six months ended April 30, 2013. This positive momentum has carried into May and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. China’s policy makers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

“Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers.”

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the ECB. Investors’ positive reaction to recent ECB policy announcements helped stocks of international developed countries outperform U.S. stocks during the six months ended April 30, 2013. Facing headwinds like the appreciating U.S. dollar, emerging markets stocks underperformed international developed and U.S. stocks during the reporting period.

U.S. Treasury Yields Remain Low

Despite a recent uptick, yields for U.S. Treasury securities remain near historically low levels. The yield for 10-year U.S.

Treasury securities ended April 30, 2013 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.9%, respectively.

As the low interest rate environment persists, fixed income investors continue to turn to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Both of these asset classes posted positive absolute returns during the six months ended April 30, 2013, although more recently emerging market debt securities have underperformed other areas of the market.

Positive Signs for Stocks

The latest round of purchasing manager indices from around the world confirm that, while the global economy is certainly not booming, it is still clearly on a growth path. In particular, while near-recessionary conditions continue to face Europe, China appears to have picked up some momentum in recent months and Japan is, at least temporarily, looking stronger. For investors, the main point is that the “tail risks” of a financial crisis emanating from Europe or a crash-landing for the Chinese economy appear much less likely than a year ago.

Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, despite low interest rates and yields, there are opportunities in bond markets if investors expand their search to include all parts of the world.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2013	J.P. MORGAN FUNDS	1

JPMorgan Total Emerging Markets Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.22%
Morgan Stanley Capital International (“MSCI”)
Emerging Markets Index (net of foreign withholding taxes)	5.29%
J.P. Morgan Emerging Markets Bond Index Global Diversified	2.50%

Net Assets as of 4/30/2013	$29,128,966

INVESTMENT OBJECTIVE**

The JPMorgan Total Emerging Markets Fund (the “Fund”) seeks to achieve total return.

HOW DID THE MARKET PERFORM?

Central banks in most parts of the world continued their efforts to stimulate growth with accommodative policies. The European Central Bank committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Meanwhile, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

Among emerging markets, investors reacted positively to improving macroeconomic data in China and concerns surrounding Chinese political leadership dissipated following the 18th Party Congress elections. In Hong Kong, the government implemented further measures to dampen the property market as the Hong Kong Monetary Authority raised the minimum risk weighting on mortgage lending, which spurred a rise in effective mortgage rates. Political developments in India contributed to market volatility as the key coalition partner, the Dravida Munnetra Kazhagam (DMK) party, withdrew support to the government, technically reducing the party to a minority in the lower house of parliament. Macroeconomic data in India was also weak. Emerging market economies tied to commodity prices, such as Brazil and Russia, saw their equity markets underperform due to concerns about slowing global demand.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (“Equity Benchmark”) for the six months ended April 30, 2013 and outperformed the J.P. Morgan Emerging Markets Bond Index Global Diversified (“Fixed Income Benchmark”) for the same period.

The relative performance of the Fund’s equity holdings versus the Equity Benchmark was hurt by stock selection in Thailand and an underweight versus the Equity Benchmark in the Philippines. The Fund’s relative performance versus the Equity Benchmark was helped by stock selection in Russia and Taiwan.

The relative performance of the Fund’s fixed income holdings versus the Fixed Income Benchmark was helped by the Fund’s security selection in Uruguay and Mexico, as well as the Fund’s allocation to local currency bonds in Mexico. The Fund’s overweight versus the Fixed Income Benchmark to Argentina and underweight to Ukraine detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund invested in both emerging markets stocks and bonds during the reporting period. The Fund’s portfolio managers combined top-down macroeconomic research, identifying what they believed to be the key themes driving emerging markets, with bottom-up fundamental research, researching individual countries, stocks and bonds in an effort to find attractive investment opportunities. The Fund’s portfolio managers used currency derivatives to take positions in currencies based on their top-down macroeconomic research, as well as to hedge several of the Fund’s foreign-denominated securities back to the U.S. dollar.

2	J.P. MORGAN FUNDS	APRIL 30, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd., (South Korea) Reg. S, GDR	2.6%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	2.5
3.	Delta Electronics, Inc., (Taiwan)	1.8
4.	Lukoil OAO, (Russia), ADR	1.7
5.	Sberbank of Russia, (Russia), ADR	1.6
6.	China Overseas Land & Investment Ltd., (Hong Kong)	1.6
7.	HDFC Bank Ltd., (India), ADR	1.6
8.	Tata Motors Ltd., (India), ADR	1.5
9.	Larsen & Toubro Ltd., (India) Reg. S, GDR	1.5
10.	Kia Motors Corp., (South Korea)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	10.3%
China	8.9
South Korea	8.8
Turkey	6.5
India	5.9
Russia	5.8
Hong Kong	4.7
Mexico	4.5
Taiwan	4.2
South Africa	4.1
Indonesia	3.6
United Kingdom	2.1
Venezuela	2.0
Poland	2.0
Hungary	2.0
Peru	1.8
Philippines	1.6
Netherlands	1.4
Ukraine	1.3
Colombia	1.2
Dominican Republic	1.1
Croatia	1.0
Others (each less than 1.0%)	15.0
Short-Term Investment	0.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.

APRIL 30, 2013	J.P. MORGAN FUNDS	3

JPMorgan Total Emerging Markets Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/11
Without Sales Charge		5.12%	5.76%	11.82%
With Sales Charge**		0.37	1.00	8.23
CLASS C SHARES	11/30/11
Without CDSC		4.85	5.23	11.27
With CDSC***		3.85	4.23	11.27
CLASS R2 SHARES	11/30/11	4.96	5.53	11.54
CLASS R5 SHARES	11/30/11	5.41	6.30	12.35
CLASS R6 SHARES	11/30/11	5.39	6.34	12.39
SELECT CLASS SHARES	11/30/11	5.22	6.05	12.11

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 To 4/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Total Emerging Markets Fund, the MSCI Emerging Markets Index, the J.P. Morgan Emerging Markets Bond Index Global Diversified and the Lipper Global Flexible Portfolio Funds Index from November 30, 2011 to April 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees, and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the J.P. Morgan Emerging Markets Bond Index Global Diversified does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees, and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment manage-

ment fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The J.P. Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The diversified index limits the exposure of some of the larger countries. The Lipper Global Flexible Portfolio Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2013

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — 55.1%
	Brazil — 6.2%
13,970	Banco do Brasil S.A.	175,956
41,290	Banco Santander Brasil S.A.	303,161
8,110	BR Properties S.A.	89,906
6,860	BRF - Brasil Foods S.A.	170,202
10,200	Cielo S.A.	268,873
5,503	Lojas Renner S.A.	208,926
53,810	MRV Engenharia e Participacoes S.A.	231,565
18,730	Petroleo Brasileiro S.A., ADR	359,360

		1,807,949

	China — 8.8%
124,000	Agile Property Holdings Ltd.	160,759
46,000	Anhui Conch Cement Co., Ltd., Class H	167,006
691,000	Bank of China Ltd., Class H	323,757
225,500	China Minsheng Banking Corp., Ltd., Class H	290,102
71,000	China Shenhua Energy Co., Ltd., Class H	251,756
134,000	CNOOC Ltd.	250,991
184,000	Dongfeng Motor Group Co., Ltd., Class H	274,893
459,000	Industrial & Commercial Bank of China Ltd., Class H	323,552
48,000	Ping An Insurance Group Co. of China Ltd., Class H	380,971
48,400	Wynn Macau Ltd. (a)	147,207

		2,570,994

	Hong Kong — 4.6%
146,000	Belle International Holdings Ltd.	238,685
32,000	China Mobile Ltd.	351,956
148,000	China Overseas Land & Investment Ltd.	451,883
119,000	SJM Holdings Ltd.	300,430

		1,342,954

	Hungary — 0.5%
7,310	OTP Bank plc	152,620

	India — 5.8%
10,570	HDFC Bank Ltd., ADR (m)	448,591
6,970	Infosys Ltd., ADR (m)	290,928
15,260	Larsen & Toubro Ltd., Reg. S, GDR	432,306
1,020	State Bank of India, Reg. S, GDR	86,190
16,150	Tata Motors Ltd., ADR	444,771

		1,702,786

	Indonesia — 0.4%
64,000	United Tractors Tbk PT	117,055

	Mexico — 1.0%
2,620	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	297,082

	Nigeria — 0.3%
93,350	Dangote Cement plc	95,713

SHARES	SECURITY DESCRIPTION	VALUE

	Poland — 1.5%
8,360	Eurocash S.A.	150,540
26,860	Powszechna Kasa Oszczednosci Bank Polski S.A.	279,694

		430,234

	Qatar — 0.7%
5,380	Qatar National Bank SAQ	199,454

	Russia — 4.1%
7,600	Lukoil OAO, ADR	483,238
12,000	Mobile Telesystems OJSC, ADR	248,400
35,660	Sberbank of Russia, ADR	460,254

		1,191,892

	South Africa — 3.0%
21,500	Foschini Group Ltd. (The)	275,896
7,801	Imperial Holdings Ltd.	172,939
16,500	Mr Price Group Ltd.	237,402
10,430	MTN Group Ltd.	188,220

		874,457

	South Korea — 8.6%
115	Amorepacific Corp.	94,012
1,780	Hyundai Motor Co.	323,218
8,270	Kia Motors Corp.	412,517
3,580	KT&G Corp.	257,781
1,100	Samsung Electronics Co., Ltd., Reg. S, GDR	761,840
1,880	Samsung Fire & Marine Insurance Co., Ltd.	386,890
8,140	Shinhan Financial Group Co., Ltd.	281,946

		2,518,204

	Taiwan — 4.2%
105,000	Delta Electronics, Inc.	503,771
37,350	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	712,638

		1,216,409

	Turkey — 3.5%
11,730	Tupras Turkiye Petrol Rafinerileri A.S.	327,820
49,790	Turkcell Iletisim Hizmetleri A.S. (a)	310,020
33,610	Turkiye Halk Bankasi A.S.	366,996

		1,004,836

	United Arab Emirates — 0.5%
13,470	Dragon Oil plc	132,717

	United Kingdom — 1.4%
15,830	Standard Chartered plc	398,400

	Total Common Stocks (Cost $14,266,803)	16,053,756

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	5

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — 9.4%
	Canada — 0.4%
100,000	Pacific Rubiales Energy Corp., 5.125%, 03/28/18 (e)	103,000

	Chile — 0.7%
200,000	Corp. Nacional del Cobre de Chile, Reg. S, 3.750%, 11/04/20	213,825

	Colombia — 0.1%
40,000	Banco GNB Sudameris S.A., 3.875%, 05/02/18 (e)	39,003

	Indonesia — 0.8%
200,000	Pertamina Persero PT, Reg. S, 5.250%, 05/23/21	219,000

	Kazakhstan — 0.7%
200,000	KazMunayGas National Co. JSC, 5.750%, 04/30/43 (e) (m)	201,646

	Luxembourg — 0.8%
	Russian Agricultural Bank OJSC Via RSHB Capital S.A.,
100,000	Reg. S, 7.750%, 05/29/18	117,625
RUB 3,300,000	Reg. S, 8.625%, 02/17/17	109,998

		227,623

	Malaysia — 0.4%
100,000	Petronas Capital Ltd., Reg. S, 5.250%, 08/12/19	117,846

	Mexico — 1.8%
	Petroleos Mexicanos,
30,000	3.500%, 01/30/23 (e)	30,525
280,000	5.500%, 01/21/21	329,000
120,000	5.500%, 06/27/44	131,100
MXN 400,000	7.650%, 11/24/21 (e)	37,914

		528,539

	Netherlands — 1.4%
	KazMunaiGaz Finance Sub B.V.,
230,000	Reg. S, 7.000%, 05/05/20	278,300
120,000	Reg. S, 11.750%, 01/23/15	139,050

		417,350

	Peru — 0.1%
20,000	BBVA Banco Continental S.A., 3.250%, 04/08/18 (e) (m)	20,050
10,000	Corp. Lindley S.A., 4.625%, 04/12/23 (e) (m)	10,170

		30,220

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United Kingdom — 0.7%
200,000	Sinopec Group Overseas Development 2012 Ltd., Reg. S, 3.900%, 05/17/22	214,620

	Venezuela — 1.5%
	Petroleos de Venezuela S.A.,
150,000	4.900%, 10/28/14	143,996
240,000	5.375%, 04/12/27	166,200
130,000	Reg. S, 8.500%, 11/02/17	125,450

		435,646

	Total Corporate Bonds (Cost $2,618,481)	2,748,318

Foreign Government Securities — 32.8%
	Argentina — 0.8%
	Republic of Argentina,
20,000	7.000%, 09/12/13	20,018
86,111	7.000%, 10/03/15	74,757
103,501	8.280%, 12/31/33 (m)	61,066
255,500	SUB, 2.500%, 12/31/38 (m)	85,337

		241,178

	Belarus — 0.4%
100,000	Republic of Belarus, 8.750%, 08/03/15	104,125

	Belize — 0.0% (g)
11,300	Republic of Belize, SUB, 5.000%, 02/20/38 (e) (m)	7,910

	Brazil — 2.9%
100,000	Banco Nacional de Desenvolvimento Economico e Social, 6.369%, 06/16/18 (e) (m)	117,246
	Federal Republic of Brazil,
50,000	7.125%, 01/20/37 (m)	73,250
205,556	8.000%, 01/15/18 (m)	240,500
130,000	8.250%, 01/20/34 (m)	208,780
BRL 360,000	8.500%, 01/05/24	200,625

		840,401

	Colombia — 1.1%
	Republic of Colombia,
100,000	6.125%, 01/18/41 (m)	134,500
110,000	11.750%, 02/25/20 (m)	175,725

		310,225

	Costa Rica — 0.3%
55,000	Republic of Costa Rica, Reg. S, 9.995%, 08/01/20	75,075

	Croatia — 1.0%
250,000	Republic of Croatia, Reg. S, 6.750%, 11/05/19	285,637

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — Continued
	Dominican Republic — 1.0%
	Government of Dominican Republic,
100,000	5.875%, 04/18/24 (e) (m)	101,510
DOP500,000	18.500%, 02/04/28	15,079
132,337	Reg. S, 9.040%, 01/23/18	149,210
DOP 1,400,000	Reg. S, 16.950%, 02/04/22	42,176

		307,975

	Ecuador — 0.4%
100,000	Republic of Ecuador, Reg. S, 9.375%, 12/15/15	104,500

	El Salvador — 0.5%
	Republic of El Salvador,
15,000	5.875%, 01/30/25 (e) (m)	15,787
10,000	Reg. S, 7.650%, 06/15/35	11,600
110,000	Reg. S, 7.750%, 01/24/23	133,650

		161,037

	Ghana — 0.3%
100,000	Standard Bank plc, CLN, 26.433%, 06/07/17 (linked to Government of Ghana, 26.433%, 06/07/17; credit rating B) (e) (i)	80,587

	Hungary — 1.4%
	Republic of Hungary,
10,000	4.125%, 02/19/18 (m)	10,088
20,000	5.375%, 02/21/23 (m)	20,600
190,000	6.250%, 01/29/20 (m)	211,137
40,000	6.375%, 03/29/21 (m)	44,550
106,000	7.625%, 03/29/41 (m)	124,285

		410,660

	Iceland — 0.4%
100,000	Republic of Iceland, 5.875%, 05/11/22 (e) (m)	115,459

	Indonesia — 2.4%
	Republic of Indonesia,
200,000	Reg. S, 5.875%, 03/13/20	237,500
210,000	Reg. S, 8.500%, 10/12/35	325,237
100,000	Reg. S, 11.625%, 03/04/19	148,625

		711,362

	Iraq — 0.8%
250,000	Republic of Iraq, Reg. S, 5.800%, 01/15/28	228,125

	Ireland — 0.6%
170,000	Vnesheconombank Via VEB Finance plc, Reg. S, 5.450%, 11/22/17	187,637

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Ivory Coast — 0.4%
110,000	Republic of Ivory Coast, Reg. S, SUB, 5.750%, 12/31/32	105,050

	Lithuania — 0.9%
230,000	Republic of Lithuania, Reg. S, 5.125%, 09/14/17	258,371

	Mexico — 1.6%
	United Mexican States,
90,000	3.625%, 03/15/22	98,370
30,000	5.625%, 01/15/17	34,560
70,000	5.750%, 10/12/10	82,600
110,000	5.950%, 03/19/19	134,750
MXN520,000	7.750%, 05/29/31	56,162
MXN500,000	10.000%, 12/05/24	61,379

		467,821

	Nigeria — 0.2%
NGN 7,443,000	Republic of Nigeria, Reg. S, 16.000%, 06/29/19	55,184

	Pakistan — 0.3%
100,000	Republic of Pakistan, Reg. S, 6.875%, 06/01/17	92,500

	Panama — 0.6%
	Republic of Panama,
60,000	6.700%, 01/26/36	82,800
50,000	9.375%, 04/01/29	84,500

		167,300

	Peru — 1.6%
	Republic of Peru,
20,000	6.550%, 03/14/37	28,500
230,000	7.350%, 07/21/25	334,075
70,000	8.750%, 11/21/33	119,525

		482,100

	Philippines — 1.6%
	Republic of Philippines,
150,000	6.500%, 01/20/20	189,750
120,000	7.750%, 01/14/31	181,650
50,000	10.625%, 03/16/25	85,500

		456,900

	Poland — 0.5%
115,000	Poland Government Bond, 5.000%, 03/23/22	133,873

	Romania — 0.7%
	Republic of Romania,
30,000	4.375%, 08/22/23 (e)	31,050

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	7

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — Continued
	Romania — Continued
100,000	6.750%, 02/07/22 (e)	122,750
40,000	Reg. S, 6.750%, 02/07/22	49,100

		202,900

	Russia — 1.6%
	Russian Federation,
200,000	Reg. S, 5.625%, 04/04/42	238,250
178,800	Reg. S, SUB, 7.500%, 03/31/30	225,020

		463,270

	Serbia — 0.7%
192,000	Republic of Serbia, Reg. S, SUB, 6.750%, 11/01/24	194,640

	South Africa — 1.1%
250,000	Republic of South Africa, 6.875%, 05/27/19	310,937

	Sri Lanka — 0.9%
250,000	Republic of Sri Lanka, Reg. S, 6.250%, 10/04/20	272,500

	Turkey — 2.9%
	Republic of Turkey,
TRY21,628	3.192%, 02/23/22	14,161
220,000	6.750%, 04/03/18	262,350
170,000	7.000%, 06/05/20	213,775
180,000	8.000%, 02/14/34	262,350
TRY 110,000	9.500%, 01/12/22	74,287
TRY38,048	10.500%, 01/15/20	26,381

		853,304

	Ukraine — 1.3%
	Republic of Ukraine,
190,000	Reg. S, 6.580%, 11/21/16	185,725
200,000	Reg. S, 7.950%, 02/23/21	202,000

		387,725

	Uruguay — 0.7%
	Republic of Uruguay,
UYU 370,000	0.000%, 12/15/28	28,034
UYU 100,000	5.642%, 06/26/37	10,177
UYU 810,000	6.799%, 04/05/27	84,159
60,000	PIK, 7.875%, 01/15/33	90,960

		213,330

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Venezuela — 0.5%
	Republic of Venezuela,
6,500	7.000%, 03/31/38	5,119
63,500	Reg. S, 5.750%, 02/26/16	59,849
23,000	Reg. S, 7.650%, 04/21/25	20,010
35,000	Reg. S, 8.250%, 10/13/24	31,325
35,300	Reg. S, 9.000%, 05/07/23	33,270

		149,573

	Vietnam — 0.4%
100,000	Republic of Vietnam, Reg. S, 6.750%, 01/29/20	118,375

	Total Foreign Government Securities (Cost $8,936,701)	9,557,546

SHARES
Preferred Stock — 1.1%
	Brazil — 1.1%
24,090	Cia Energetica de Minas Gerais (Cost $336,367)	306,671

PRINCIPAL AMOUNT
U.S. Treasury Obligation — 0.1%
25,000	U.S. Treasury Note, 0.125%, 09/30/13 (k) (Cost $25,000)	25,004

SHARES
Short-Term Investment — 0.2%
	Investment Company — 0.2%
59,692	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $59,692)	59,692

	Total Investments — 98.7% (Cost $26,243,044)	28,750,987
	Other Assets in Excess of Liabilities — 1.3%	377,979

	NET ASSETS — 100.0%	$29,128,966

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2013

Summary of Investments by Industry, April 30, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Government Securities	33.2%
Commercial Banks	15.2
Oil, Gas & Consumable Fuels	14.1
Semiconductors & Semiconductor Equipment	5.1
Automobiles	5.1
Wireless Telecommunication Services	3.8
Insurance	2.7
Specialty Retail	2.6
Real Estate Management & Development	2.4

INDUSTRY	PERCENTAGE
IT Services	1.9%
Electronic Equipment, Instruments & Components	1.8
Hotels, Restaurants & Leisure	1.6
Construction & Engineering	1.5
Beverages	1.1
Electric Utilities	1.1
Others (each less than 1.0%)	6.6
Short-Term Investment	0.2

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	30 Year U.S. Treasury Bond	06/19/13	296,750	5,800
1	2 Year U.S. Treasury Note	06/28/13	220,625	342
1	5 Year U.S. Treasury Note	06/28/13	124,641	123
	Short Futures Outstanding
(4)	10 Year U.S. Treasury Note	06/19/13	(533,438)	(1,477)

				4,788

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
703,324	CNY	Deutsche Bank AG †	06/19/13	111,977	113,805	1,828
205,430,000	COP	Union Bank of Switzerland AG †	06/19/13	112,257	112,127	(130)
2,217,318	CZK	Credit Suisse International	06/19/13	111,181	113,234	2,053
261,883	EUR	BNP Paribas	06/19/13	341,112	344,996	3,884
26,617,159	HUF	Deutsche Bank AG	06/19/13	115,521	116,512	991
409,385	ILS	Deutsche Bank AG	06/19/13	113,065	114,001	936
6,778,150	INR	Deutsche Bank AG †	06/19/13	124,051	124,628	577
10,630,906	JPY	BNP Paribas	06/19/13	107,928	109,079	1,151
123,119,600	KRW	Citibank, N.A. †	06/19/13	111,735	111,592	(143)
1,456,987	MXN	BNP Paribas	06/19/13	113,578	119,508	5,930
1,530,089	MXN	Citibank, N.A.	06/19/13	124,469	125,504	1,035
1,467,734	MXN	Union Bank of Switzerland AG	06/19/13	115,096	120,390	5,294
4,806,518	PHP	Credit Suisse International †	06/19/13	117,433	116,532	(901)
3,591,906	RUB	Credit Suisse International †	06/19/13	115,282	114,382	(900)
3,421,823	THB	Deutsche Bank AG	06/19/13	116,242	116,261	19
433,354	TRY	Citibank, N.A.	06/19/13	239,633	240,503	870
2,195,824	ZAR	BNP Paribas	06/19/13	238,005	243,098	5,093
				2,428,565	2,456,152	27,587

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	9

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
110,898	AUD	Westpac Banking Corp.	06/19/13	113,039	114,545	(1,506)
55,134,900	CLP	Deutsche Bank AG †	06/19/13	115,776	116,265	(489)
703,324	CNY	Credit Suisse International †	06/19/13	111,932	113,805	(1,873)
205,430,000	COP	Credit Suisse International †	06/19/13	112,936	112,127	809
2,217,318	CZK	BNP Paribas	06/19/13	114,480	113,233	1,247
87,466	EUR	Credit Suisse International	06/19/13	112,940	115,226	(2,286)
88,896	EUR	Deutsche Bank AG	06/19/13	115,616	117,109	(1,493)
50,000	EUR	Goldman Sachs International	06/28/13	65,032	65,872	(840)
26,617,159	HUF	BNP Paribas	06/19/13	111,542	116,513	(4,971)
409,385	ILS	Deutsche Bank AG	06/19/13	111,793	114,001	(2,208)
10,630,906	JPY	Deutsche Bank AG	06/19/13	110,765	109,079	1,686
11,531,334	JPY	Union Bank of Switzerland AG	06/19/13	115,771	118,318	(2,547)
123,119,600	KRW	Credit Suisse International †	06/19/13	109,811	111,593	(1,782)
3,039,351	MXN	Credit Suisse International	06/19/13	246,528	249,300	(2,772)
361,450	PLN	BNP Paribas	06/19/13	112,438	113,980	(1,542)
3,591,906	RUB	Credit Suisse International †	06/19/13	112,997	114,381	(1,384)
3,700,000	RUB	Citibank, N.A. †	06/28/13	116,380	117,634	(1,254)
141,856	SGD	Citibank, N.A.	06/19/13	113,495	115,173	(1,678)
167,153	SGD	Union Bank of Switzerland AG	06/19/13	134,022	135,711	(1,689)
3,421,823	THB	BNP Paribas	06/19/13	114,423	116,261	(1,838)
207,978	TRY	Societe Generale	06/19/13	115,390	115,424	(34)
3,324,275	ZAR	Deutsche Bank AG	06/19/13	361,719	368,030	(6,311)
				2,848,825	2,883,580	(34,755)

†	Non-deliverable forward. See Note 2.D. in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2013

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
BRL	— Brazilian Real
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of April 30, 2013. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CLP	— Chile Peso
CNY	— China Yuan
COP	— Colombian Peso
CZK	— Czech Republic Koruna
EUR	— Euro
GDR	— Global Depositary Receipt
HUF	— Hungarian Forint
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— Korean Won
MXN	— Mexican Peso
NGN	— Nigerian Naira
PHP	— Philippine Peso
PIK	— Payment-in-Kind
PLN	— Polish Zloty
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

RUB	— Russian Ruble
SGD	— Singapore Dollar
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2013.
THB	— Thai Baht
TRY	— Turkish Lira
UYU	— Uruguayan Peso
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of April 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage based on total investments of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are $11,803,397 and 41.1%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited)

Total Emerging Markets Fund
ASSETS:
Investments in non-affiliates, at value	$28,691,295
Investments in affiliates, at value	59,692

Total investment securities, at value	28,750,987
Cash	53,352
Foreign currency, at value	77,997
Receivables:
Investment securities sold	58,684
Fund shares sold	2,232
Dividends from non-affiliates	244,144
Dividends from affiliates	19
Variation margin on futures contracts	160
Unrealized appreciation on forward foreign currency exchange contracts	33,403
Due from Advisor	1,667
Prepaid expenses	61,003

Total Assets	29,283,648

LIABILITIES:
Payables:
Investment securities purchased	39,552
Unrealized depreciation on forward foreign currency exchange contracts	40,571
Accrued liabilities:
Shareholder servicing fees	5,820
Distribution fees	108
Custodian and accounting fees	32,233
Audit fees	36,200
Other	198

Total Liabilities	154,682

Net Assets	$29,128,966

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2013

Total Emerging Markets Fund
NET ASSETS:
Paid-in-Capital	$25,990,374
Accumulated undistributed (distributed in excess of) net investment income	208,605
Accumulated net realized gains (losses)	423,382
Net unrealized appreciation (depreciation)	2,506,605

Total Net Assets	$29,128,966

Net Assets:
Class A	$185,054
Class C	73,533
Class R2	71,733
Class R5	72,416
Class R6	72,466
Select Class	28,653,764

Total	$29,128,966

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	10,794
Class C	4,300
Class R2	4,189
Class R5	4,216
Class R6	4,218
Select Class	1,669,534

Net Asset Value (a):
Class A — Redemption price per share	$17.14
Class C — Offering price per share (b)	17.10
Class R2 — Offering and redemption price per share	17.12
Class R5 — Offering and redemption price per share	17.18
Class R6 — Offering and redemption price per share	17.18
Select Class — Offering and redemption price per share	17.16
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.95

Cost of investments in non-affiliates	$26,183,352
Cost of investments in affiliates	59,692
Cost of foreign currency	77,521

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	13

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2013 (Unaudited)

Total Emerging Markets Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$310,961
Dividend income from non-affiliates	200,381
Dividend income from affiliates	192
Foreign taxes withheld	(13,448)

Total investment income	498,086

EXPENSES:
Investment advisory fees	141,402
Administration fees	11,948
Distribution fees:
Class A	143
Class C	263
Class R2	175
Shareholder servicing fees:
Class A	143
Class C	88
Class R2	88
Class R5	18
Select Class	34,855
Custodian and accounting fees	65,946
Interest expense to affiliates	91
Professional fees	30,450
Trustees’ and Chief Compliance Officer’s fees	160
Printing and mailing costs	2,248
Registration and filing fees	38,791
Transfer agent fees	4,591
Offering costs	1,964
Other	5,934

Total expenses	339,298

Less amounts waived	(150,124)
Less expense reimbursements	(5,024)

Net expenses	184,150

Net investment income (loss)	313,936

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	435,547
Futures	9,195
Foreign currency transactions	54,283

Net realized gain (loss)	499,025

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	671,414
Futures	(8,974)
Foreign currency translations	(27,516)

Change in net unrealized appreciation/depreciation	634,924

Net realized/unrealized gains (losses)	1,133,949

Change in net assets resulting from operations	$1,447,885

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2013

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Total Emerging Markets Fund
	Six Months Ended 4/30/2013 (Unaudited)	Period Ended 10/31/2012 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$313,936	$608,148
Net realized gain (loss)	499,025	(36,179)
Change in net unrealized appreciation/depreciation	634,924	1,871,681

Change in net assets resulting from operations	1,447,885	2,443,650

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,538)	(106)
From net realized gains	(71)	—
Class C
From net investment income	(1,221)	(96)
From net realized gains	(71)	—
Class R2
From net investment income	(1,379)	(96)
From net realized gains	(71)	—
Class R5
From net investment income	(1,825)	(125)
From net realized gains	(71)	—
Class R6
From net investment income	(1,857)	(127)
From net realized gains	(71)	—
Select Class
From net investment income	(670,269)	(45,928)
From net realized gains	(28,145)	—

Total distributions to shareholders	(706,589)	(46,478)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	944,020	25,046,478

NET ASSETS:
Change in net assets	1,685,316	27,443,650
Beginning of period	27,443,650	—

End of period	$29,128,966	$27,443,650

Accumulated undistributed (distributed in excess of) net investment income	$208,605	$572,758

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (Continued)

	Total Emerging Markets Fund
	Six Months Ended 4/30/2013 (Unaudited)	Period Ended 10/31/2012 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$112,353	$62,500
Distributions reinvested	1,609	106

Change in net assets resulting from Class A capital transactions	$113,962	$62,606

Class C
Proceeds from shares issued	$2,000	$62,500
Distributions reinvested	1,292	96

Change in net assets resulting from Class C capital transactions	$3,292	$62,596

Class R2
Proceeds from shares issued	$—	$62,500
Distributions reinvested	1,450	96

Change in net assets resulting from Class R2 capital transactions	$1,450	$62,596

Class R5
Proceeds from shares issued	$—	$62,500
Distributions reinvested	1,896	125

Change in net assets resulting from Class R5 capital transactions	$1,896	$62,625

Class R6
Proceeds from shares issued	$—	$62,500
Distributions reinvested	1,928	127

Change in net assets resulting from Class R6 capital transactions	$1,928	$62,627

Select Class
Proceeds from shares issued	$123,078	$24,687,500
Distributions reinvested	698,414	45,928

Change in net assets resulting from Select Class capital transactions	$821,492	$24,733,428

Total change in net assets resulting from capital transactions	$944,020	$25,046,478

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2013

	Total Emerging Markets Fund
	Six Months Ended 4/30/2013 (Unaudited)	Period Ended 10/31/2012 (a)
SHARE TRANSACTIONS:
Class A
Issued	6,595	4,097
Reinvested	95	7

Change in Class A Shares	6,690	4,104

Class C
Issued	120	4,098
Reinvested	76	6

Change in Class C Shares	196	4,104

Class R2
Issued	—	4,097
Reinvested	85	7

Change in Class R2 Shares	85	4,104

Class R5
Issued	—	4,097
Reinvested	111	8

Change in Class R5 Shares	111	4,105

Class R6
Issued	—	4,096
Reinvested	113	9

Change in Class R6 Shares	113	4,105

Select Class
Issued	7,349	1,618,101
Reinvested	40,957	3,127

Change in Select Class Shares	48,306	1,621,228

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Total Emerging Markets Fund
Class A
Six Months Ended April 30, 2013 (Unaudited)	$16.68	$0.16	(g)	$0.69	$0.85	$(0.37)	$(0.02)	$(0.39)
November 30, 2011(h) through October 31, 2012	15.00	0.36	(g)	1.35	1.71	(0.03)	—	(0.03)

Class C
Six Months Ended April 30, 2013 (Unaudited)	16.61	0.12	(g)	0.69	0.81	(0.30)	(0.02)	(0.32)
November 30, 2011(h) through October 31, 2012	15.00	0.29	(g)	1.35	1.64	(0.03)	—	(0.03)

Class R2
Six Months Ended April 30, 2013 (Unaudited)	16.65	0.14	(g)	0.69	0.83	(0.34)	(0.02)	(0.36)
November 30, 2011(h) through October 31, 2012	15.00	0.32	(g)	1.36	1.68	(0.03)	—	(0.03)

Class R5
Six Months Ended April 30, 2013 (Unaudited)	16.74	0.20	(g)	0.70	0.90	(0.44)	(0.02)	(0.46)
November 30, 2011(h) through October 31, 2012	15.00	0.43	(g)	1.35	1.78	(0.04)	—	(0.04)

Class R6
Six Months Ended April 30, 2013 (Unaudited)	16.75	0.21	(g)	0.69	0.90	(0.45)	(0.02)	(0.47)
November 30, 2011(h) through October 31, 2012	15.00	0.43	(g)	1.36	1.79	(0.04)	—	(0.04)

Select Class
Six Months Ended April 30, 2013 (Unaudited)	16.72	0.19	(g)	0.68	0.87	(0.41)	(0.02)	(0.43)
November 30, 2011(h) through October 31, 2012	15.00	0.40	(g)	1.35	1.75	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and for the six months ended April 30, 2013.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based on average shares outstanding.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers and reimbursements (e)	Portfolio turnover rate (b)(f)

$17.14	5.12%	$185,054	1.55%	1.92%	2.66%	43%
16.68	11.44	68,466	1.55	2.46	2.62	92

17.10	4.85	73,533	2.05	1.47	3.13	43
16.61	10.95	68,170	2.05	1.95	3.11	92

17.12	4.96	71,733	1.80	1.72	2.88	43
16.65	11.22	68,316	1.80	2.20	2.86	92

17.18	5.41	72,416	1.10	2.42	2.18	43
16.74	11.88	68,728	1.10	2.90	2.17	92

17.18	5.39	72,466	1.05	2.47	2.13	43
16.75	11.96	68,757	1.05	2.95	2.12	92

17.16	5.22	28,653,764	1.30	2.22	2.39	43
16.72	11.73	27,101,213	1.30	2.70	2.37	92

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Total Emerging Markets Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified

The investment objective of the Fund is to seek to provide total return.

The Fund commenced operations on November 30, 2011. Prior to November 30, 2012, the Fund was not publically offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance and JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the

20	J.P. MORGAN FUNDS	APRIL 30, 2013

investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$1,807,949	$—	$—	$1,807,949
China	—	2,570,994	—	2,570,994
Hong Kong	—	1,342,954	—	1,342,954
Hungary	—	152,620	—	152,620
India	1,184,290	518,496	—	1,702,786
Indonesia	—	117,055	—	117,055
Mexico	297,082	—	—	297,082
Nigeria	—	95,713	—	95,713
Poland	—	430,234	—	430,234
Qatar	—	199,454	—	199,454
Russia	248,400	943,492	—	1,191,892
South Africa	—	874,457	—	874,457
South Korea	—	2,518,204	—	2,518,204
Taiwan	712,638	503,771	—	1,216,409
Turkey	—	1,004,836	—	1,004,836
United Arab Emirates	—	132,717	—	132,717
United Kingdom	—	398,400	—	398,400

Total Common Stocks	4,250,359	11,803,397	—	16,053,756

Preferred Stock
Brazil	306,671	—	—	306,671

Debt Securities
Corporate Bonds
Canada	—	103,000	—	103,000
Chile	—	213,825	—	213,825
Colombia	—	39,003	—	39,003
Indonesia	—	219,000	—	219,000

APRIL 30, 2013	J.P. MORGAN FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Kazakhstan	$—	$201,646	$—	$201,646
Luxembourg	—	227,623	—	227,623
Malaysia	—	117,846	—	117,846
Mexico	—	528,539	—	528,539
Netherlands	—	417,350	—	417,350
Peru	—	30,220	—	30,220
United Kingdom	—	214,620	—	214,620
Venezuela	—	435,646	—	435,646

Total Corporate Bonds	—	2,748,318	—	2,748,318

Foreign Government Securities	—	9,476,959	80,587	9,557,546
U.S. Treasury Obligation	—	25,004	—	25,004
Short-Term Investment
Investment Company	$59,692	$—	$—	$59,692

Total Investments in Securities	$4,616,722	$24,053,678	$80,587	$28,750,987

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$33,403	$—	$33,403
Futures Contracts	6,265	—	—	6,265

Total Appreciation in Other Financial Instruments	$6,265	$33,403	$—	$39,668

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(40,571)	$—	$(40,571)
Futures Contracts	(1,477)	—	—	(1,477)

Total Depreciation in Other Financial Instruments	$(1,477)	$(40,571)	$—	$(42,048)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of April 30, 2013, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and Regulation S under the Securities Act.

The value and percentage of net assets of illiquid securities as of April 30, 2013, were $80,587 and 0.3%, respectively.

C. Futures Contracts — The Fund uses treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the

22	J.P. MORGAN FUNDS	APRIL 30, 2013

Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2013.

Futures Contracts:
Average Notional Balance Long	$1,151,442
Average Notional Balance Short	694,626
Ending Notional Balance Long	642,016
Ending Notional Balance Short	533,438

D. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The Table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the six months ended April 30, 2013.

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$2,562,486
Average Settlement Value Sold	2,735,315
Ending Settlement Value Purchased	2,428,565
Ending Settlement Value Sold	2,848,825

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of April 30, 2013, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$6,265	$—
Foreign exchange contracts	Receivables	—	33,403

Total		$6,265	$33,403

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,477)	$—
Foreign exchange contracts	Payables	—	(40,571)

Total		$(1,477)	$(40,571)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2013, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$9,195	$—	$9,195
Foreign exchange contracts	—	53,255	53,255

Total	$9,195	$53,255	$62,450

APRIL 30, 2013	J.P. MORGAN FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(8,974)	$—	$(8,974)
Foreign exchange contracts	—	(28,530)	(28,530)

Total	$(8,974)	$(28,530)	$(37,504)

The Fund’s derivatives contracts held at April 30, 2013 are not accounted for as hedging instruments under GAAP.

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Offering and Organizational Costs — Total offering costs of $23,952 paid in connection with the offering of shares of the Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees in the Statement of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

24	J.P. MORGAN FUNDS	APRIL 30, 2013

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2013, the annualized effective rate was 0.08% of the Fund’s average daily net assets notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2013, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
1.55%	2.05%	1.80%	1.10%	1.05%	1.30%

The expense limitation agreement was in effect for the six months ended April 30, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the period ended April 30, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$137,991	$11,948	$149,939	$5,024

APRIL 30, 2013	J.P. MORGAN FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

Waivers resulting from investments in these money market funds for the period ended April 30, 2013 were $185.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the six months ended April 30, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$8,502,783	$7,560,346	$4,332,171	$4,289,505

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$26,243,044	$2,979,604	$471,661	$2,507,943

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely and retain their character as short-term and/or long-term losses.

At October 31, 2012, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2013, or at any time during the period then ended.

26	J.P. MORGAN FUNDS	APRIL 30, 2013

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2013, substantially all of the Fund’s shares were held by the Fund’s advisor.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2013, substantially all of the Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and TBA securities.

APRIL 30, 2013	J.P. MORGAN FUNDS	27

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2012, and continued to hold your shares at the end of the reporting period, April 30, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Total Emerging Markets Fund
Class A
Actual	$1,000.00	$1,051.20	$7.88	1.55%
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class C
Actual	1,000.00	1,048.50	10.41	2.05
Hypothetical	1,000.00	1,014.63	10.24	2.05
Class R2
Actual	1,000.00	1,049.60	9.15	1.80
Hypothetical	1,000.00	1,015.87	9.00	1.80
Class R5
Actual	1,000.00	1,054.10	5.60	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class R6
Actual	1,000.00	1,053.90	5.35	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Select Class
Actual	1,000.00	1,052.20	6.61	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

28	J.P. MORGAN FUNDS	APRIL 30, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. April 2013.	SAN-TEM-413

Semi-Annual Report

J.P. Morgan Funds

April 30, 2013 (Unaudited)

JPMorgan Commodities Strategy Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 17, 2013 (Unaudited)

Dear Shareholder:

Equity markets in most parts of the world posted strong returns for the six months ended April 30, 2013. This positive momentum has carried into May and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. China’s policy makers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

“Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers.”

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the ECB. Investors’ positive reaction to recent ECB policy announcements helped stocks of international developed countries outperform U.S. stocks during the six months ended April 30, 2013. Facing headwinds like the appreciating U.S. dollar, emerging markets stocks underperformed international developed and U.S. stocks during the reporting period.

U.S. Treasury Yields Remain Low

Despite a recent uptick, yields for U.S. Treasury securities remain near historically low levels. The yield for 10-year U.S. Treasury securities ended April 30, 2013 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.9%, respectively.

As the low interest rate environment persists, fixed income investors continue to turn to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Both of these asset classes posted positive absolute returns during the six months ended April 30, 2013, although more recently emerging market debt securities have underperformed other areas of the market.

Positive Signs for Stocks

The latest round of purchasing manager indices from around the world confirm that, while the global economy is certainly not booming, it is still clearly on a growth path. In particular, while near-recessionary conditions continue to face Europe, China appears to have picked up some momentum in recent months and Japan is, at least temporarily, looking stronger. For investors, the main point is that the “tail risks” of a financial crisis emanating from Europe or a crash-landing for the Chinese economy appear much less likely than a year ago.

Recently there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, despite low interest rates and yields, there are opportunities in bond markets if investors expand their search to include all parts of the world.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2013	J.P. MORGAN FUNDS	1

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

FOR THE PERIOD DECEMBER 17, 2012 (FUND INCEPTION DATE) THROUGH APRIL 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-5.80%
Dow Jones-UBS Commodity Index Total Return	-4.84%

Net Assets as of 4/30/2013 (In Thousands)	$98,193

INVESTMENT OBJECTIVE**

The JPMorgan Commodities Strategy Fund (the “Fund”) seeks total return.

HOW DID THE COMMODITIES MARKET PERFORM DURING THE REPORTING PERIOD?

The Dow Jones-UBS Commodity Index Total Return (the “Benchmark”) returned -4.84% for the period December 17, 2012 through April 30, 2013. During the reporting period, commodities were broadly impacted by a strengthening U.S. dollar, deteriorating conditions in Europe, and moderating growth in emerging markets.

In energy, gasoline prices rallied strongly despite healthy inventories due to increasing speculative interest and improving global growth expectations. Natural gas also performed strongly due to colder-than-expected temperatures in late winter. Livestock prices fell sharply after seasonal Chinese New Year demand waned. Grains prices declined due to high supply and weakening demand as orders from China slowed and forecasts called for record high South American crop yields. Wheat prices suffered the most as it was in ample supply and moisture increased in the western U.S. plains.

Soft commodities were mixed. Sugar remained oversupplied, while coffee prices continued to fall as supply was higher-than-expected in Brazil. Cotton rallied on news that as it will likely lose acres to soybeans in the 2013 crop year. Cocoa sold off strongly due to much better weather on the neutral El Nino indicator.

In precious metals, gold and silver prices fell sharply. On April 15 silver and gold fell 11% and 9%, respectively, intra-day, which marked the largest single day sell-off in gold since February 1983. Palladium rallied due to reduced exports from Russia and improving auto demand. Industrial metals sold off as rumors grew of policy tightening in China’s housing sector.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Benchmark for the period December 17, 2012 through April 30, 2013. The Fund’s relative underperformance was driven, in part, by its underweight versus the Benchmark in natural gas, as cold weather caused larger-than-expected withdrawals from natural gas storage and boosted prices. The Fund’s positioning in precious metals also detracted from relative performance as the negative impact from the Fund’s overweight of silver more than offset the contribution to relative performance from the Fund’s underweight in gold. The Fund’s underweight in industrial metals contributed to relative performance as the prices in the sector sold off due to disappointing growth in China.

HOW WAS THE FUND POSITIONED?

The Fund invested in a wholly-owned subsidiary that invested in commodity-linked derivative instruments and provided exposure to the investment returns of the commodities markets without investing directly in physical commodities. The Fund also invested in a portfolio of high-quality fixed income securities, such as commercial paper or other short-term instruments that generally had a weighted average maturity of 90-days or less.

The Fund’s portfolio managers combined top-down research with fundamental and quantitative analysis to establish overweight and underweight positions in commodities. In addition, the Fund’s portfolio managers have the ability to adjust the Fund’s overall exposure to commodities relative to the Benchmark based on their views of macroeconomic conditions.

2	J.P. MORGAN FUNDS	APRIL 30, 2013

CASH INVESTMENTS***
U.S. Government Agency Securities	77.0%
Investment Company	19.7
U.S. Treasury Obligations	3.3

PORTFOLIO COMPOSITION BY COUNTRY***
United States	100.0%

COMMODITY MATURITY****
0—3 months	45.5%
3—6 months	24.3
> 6 months	33.9

COMMODITY-LINKED INVESTMENTS****
Energy	40.6%
Natural Gas	18.0
Brent Crude	6.4
Heating Oil	3.3
Unleaded Gas	3.3
WTI Crude Oil	9.6
Agricultural	29.3%
Corn	6.8
Cotton	1.1
Kansas Wheat	4.2
Coffee	3.3
Soybean Meal	2.7
Soybeans	4.3
Soybean Oil	2.8
Sugar	3.7
Wheat	0.4
Industrial metals	15.7%
Copper	6.5
Aluminum	4.7
Zinc	2.4
Nickel	2.1
Precious metals	12.3%
Gold	9.3
Silver	3.0
Livestock	5.8%
Lean Hogs	2.2
Live Cattle	3.6

FIXED INCOME MATURITY***
< one month	75.4%
1 - 3 Months	22.9
3 - 6 Months	1.7
6+ Months	0.0

COMMODITY ALLOCATION	Index	Fund****
Energy	35.9%	40.6%
Agricultural	30.6	29.3
Industrial metals	15.4	15.7
Precious metals	13.0	12.3
Livestock	5.1	5.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2013. The Fund’s portfolio composition is subject to change.
****	Exposures are calculated as the notional value of the Fund’s derivative positions as a percentage of net assets.

APRIL 30, 2013	J.P. MORGAN FUNDS	3

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

FOR THE PERIOD DECEMBER 17, 2012 (FUND INCEPTION DATE) THROUGH APRIL 30, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF APRIL 30, 2013

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	12/17/12
Without Sales Charge		(5.87)%
With Sales Charge**		(10.80)
CLASS C SHARES	12/17/12
Without CDSC		(6.00)
With CDSC***		(7.00)
CLASS R6 SHARES	12/17/12	(5.73)
SELECT CLASS SHARES	12/17/12	(5.80)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/17/12 TO 4/30/2013)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 17, 2012.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Commodities Strategy Fund, the Dow Jones-UBS Commodity Index Total Return and the Lipper Commodities General Funds Average from December 17, 2012 to April 30, 2013. The performance of the Lipper Commodities General Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Dow Jones-UBS Commodity Index Total Return does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the secu-

rities included in the benchmark, if applicable. The performance of the Lipper Commodities General Funds Average includes expenses associated with a mutual Fund, such as investment management fees. The Dow Jones-UBS Commodity Index Total Return is composed of futures contracts on 22 physical commodities. Investors cannot invest directly in an index. The Lipper Commodities General Funds Average is an average based on the total returns of all Mutual Funds within the Fund’s designated category as determined by Lipper Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2013

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 77.0%
	Federal Farm Credit Bank,
3,927,000	DN, 0.010%, 05/01/13 (n)	3,926,999
15,000,000	DN, 0.060%, 05/29/13 (n)	14,999,275
	Federal Home Loan Bank,
14,630,000	DN, 0.080%, 07/17/13 (n)	14,628,683
1,560,000	DN, 0.090%, 05/08/13 (n)	1,559,978
1,060,000	DN, 0.110%, 05/15/13 (n)	1,059,971
1,560,000	DN, 0.120%, 05/31/13 (n)	1,559,937
	Federal Home Loan Mortgage Corp.,
1,560,000	DN, 0.080%, 07/15/13 (n)	1,559,875
15,000,000	DN, 0.120%, 05/13/13 (n)	14,999,584
1,560,000	DN, 0.120%, 06/17/13 (n)	1,559,914
	Federal National Mortgage Association,
1,600,000	DN, Zero Coupon, 06/19/13	1,599,869
1,560,000	DN, 0.120%, 05/01/13 (n)	1,559,996
15,000,000	DN, 0.130%, 05/22/13 (n)	14,999,404
1,560,000	DN, 0.130%, 10/01/13 (n)	1,559,470

	Total U.S. Government Agency Securities (Cost $75,570,334)	75,572,955

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — 3.3%
	U.S. Treasury Bills,
1,500,000	0.037%, 05/16/13 (n)	1,499,975
1,560,000	0.081%, 06/27/13 (n)	1,559,922
130,000	0.086%, 08/15/13 (k) (n)	129,978
35,000	0.093%, 06/13/13 (n)	34,998

	Total U.S. Treasury Obligations (Cost $3,224,740)	3,224,873

SHARES
Investment Company — 19.6%
19,314,889	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) † (Cost $19,314,889)	19,314,889

	Total Investments — 99.9% (Cost $98,109,963)	98,112,717
	Other Assets in Excess of Liabilities — 0.1%	80,410

	NET ASSETS — 100.0%	$98,193,127

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
27	Natural Gas Futures	06/26/13	$1,186,380	$3,709
10	Brent Crude Futures	08/15/13	1,013,800	(180)
	Short Futures Outstanding
(4)	Gasoline RBOB Futures	06/28/13	(467,712)	(13,450)
(4)	Soybean Futures	07/12/13	(279,800)	(8,612)

				$(18,533)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

DN	— Discount Notes
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(k)	— All or portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of April 30, 2013.
(n)	— The rate shown is the effective yield at the date of purchase.
(†)	— Approximately $7,133,000 of the investments are restricted and pledged as collateral for swaps to various brokers.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	5

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

Return Swaps on Commodity Indices
SWAP COUNTERPARTY	REFERENCED OBLIGATION	TERMINATION DATE	NOTIONAL VALUE	VALUE
Deutsche Bank AG	Dow Jones — UBS Commodity Precious Metals Index	05/16/13	$12,063,000	$632,472
Deutsche Bank AG	Dow Jones — UBS Commodity Industrial Metals Index	05/16/13	15,423,000	(226,059)
Deutsche Bank AG	Dow Jones — UBS Commodity Sugar Index	05/16/13	3,647,000	(2,264)
Deutsche Bank AG	Dow Jones — UBS Commodity Coffee Index	05/16/13	2,296,000	(93,065)
Deutsche Bank AG	Dow Jones — UBS Commodity Lean Hogs Index	05/16/13	2,170,000	33,267
Deutsche Bank AG	Dow Jones — UBS Commodity Corn Index	05/16/13	6,650,000	213,347
Deutsche Bank AG	Dow Jones — UBS Commodity Kansas Wheat Index	05/16/13	3,192,000	172,355
Deutsche Bank AG	Dow Jones — UBS Commodity Soymeal Index	05/16/13	2,598,000	73,297
Deutsche Bank AG	Dow Jones — UBS Commodity Soybean Oil Index	05/16/13	2,748,000	(31,209)
Deutsche Bank AG	Dow Jones — UBS Commodity Brent Crude Index	05/16/13	5,267,000	160,804
Deutsche Bank AG	Dow Jones — UBS Commodity Heating Oil Index	05/16/13	3,274,000	78,958
Deutsche Bank AG	Dow Jones — UBS Commodity Unleaded Gasoline Index	05/16/13	3,724,000	78,868
Deutsche Bank AG	Dow Jones — UBS Commodity Natural Gas Index	05/16/13	16,512,000	(101,692)
Deutsche Bank AG	Dow Jones — UBS Commodity Live Cattle Index	05/16/13	3,483,000	9,885
Deutsche Bank AG	Dow Jones — UBS Commodity Cotton Index	05/16/13	1,033,000	14,490
Deutsche Bank AG	Dow Jones — UBS Commodity Soybeans Index	05/16/13	4,523,000	28,986
Deutsche Bank AG	Dow Jones — UBS Commodity Wheat Index	05/16/13	431,000	14,759
Deutsche Bank AG	Dow Jones — UBS Commodity WTI Crude Oil Index	05/16/13	6,264,000	350,411
Deutsche Bank AG	Dow Jones — UBS Commodity Coffee Index	05/16/13	925,000	(52,365)
Deutsche Bank AG	Dow Jones — UBS Commodity Kansas Wheat Index	05/16/13	920,000	47,744
Deutsche Bank AG	Dow Jones — UBS Commodity WTI Crude Oil Index	05/16/13	3,200,000	(32,499)

				$1,370,490

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2013	J.P. MORGAN FUNDS	7

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited)

Commodities Strategy Fund
ASSETS:
Investments in non-affiliates, at value	$78,797,828
Investments in affiliates, at value	12,181,409
Investments in affiliates — restricted, at value	7,133,480

Total investment securities, at value	98,112,717
Receivables:
Investment securities sold	147,354
Fund shares sold	144,481
Dividends from affiliates	581
Outstanding swap contracts, at value	1,909,643
Deferred offering costs	141,586

Total Assets	100,456,362

LIABILITIES:
Payables:
Investment securities purchased	1,599,887
Variation margin on futures contracts	17,592
Outstanding swap contracts, at value	539,153
Accrued liabilities:
Investment advisory fees	38,921
Administration fees	1,394
Shareholder servicing fees	4,818
Distribution fees	39
Custodian and accounting fees	22,409
Other	39,022

Total Liabilities	2,263,235

Net Assets	$98,193,127

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2013

Commodities Strategy Fund
NET ASSETS:
Paid-in-capital	$99,728,380
Accumulated net investment loss	(128,667)
Accumulated net realized gains (losses)	(2,761,297)
Net unrealized appreciation (depreciation)	1,354,711

Total Net Assets	$98,193,127

Net Assets:
Class A	$47,068
Class C	46,982
Class R6	38,345,637
Select Class	59,753,440

Total	$98,193,127

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,333
Class C	3,333
Class R6	2,711,611
Select Class	4,227,731

Net Asset Value (a):
Class A — Redemption price per share	$14.12
Class C — Offering price per share (b)	14.09
Class R6 — Offering and redemption price per share	14.14
Select Class — Offering and redemption price per share	14.13
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.90

Cost of investments in non-affiliates	$78,795,074
Cost of investments in affiliates	12,181,409
Cost of investments in affiliates — restricted	7,133,480

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	9

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED APRIL 30, 2013 (Unaudited)

Commodities Strategy Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$11,424
Dividend income from affiliates	2,013

Total investment income	13,437

EXPENSES:
Investment advisory fees	161,178
Administration fees	16,507
Distribution fees:
Class A	45
Class C	134
Shareholder servicing fees:
Class A	45
Class C	45
Select Class	22,545
Custodian and accounting fees	31,665
Professional fees	56,846
Trustees’ and Chief Compliance Officer’s fees	4,768
Printing and mailing costs	592
Registration and filing fees	1,155
Transfer agent fees	2,496
Offering costs	82,132
Other	8,172

Total expenses	388,325

Less amounts waived	(154,293)
Less expense reimbursements	(91,928)

Net expenses	142,104

Net investment income (loss)	(128,667)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Futures	78,366
Swaps	(2,839,663)

Net realized gains (losses)	(2,761,297)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	2,754
Futures	(18,533)
Swaps	1,370,490

Change in net unrealized appreciation/depreciation	1,354,711

Net realized/unrealized gains (losses)	(1,406,586)

Change in net assets resulting from operations	$(1,535,253)

(a)	Commencement of operations was December 17, 2012.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2013

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Commodities Strategy Fund
Period Ended 4/30/2013 (a) (Unaudited)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(128,667)
Net realized gain (loss)	(2,761,297)
Change in net unrealized appreciation/depreciation	1,354,711

Change in net assets resulting from operations	(1,535,253)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	99,728,380

NET ASSETS:
Change in net assets	98,193,127
Beginning of period	—

End of period	$98,193,127

Accumulated net investment loss	$(128,667)

(a)	Commencement of operations was December 17, 2012.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	11

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED (continued)

Commodities Strategy Fund
Period Ended 4/30/2013 (a) (Unaudited)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000

Change in net assets resulting from Class A capital transactions	$50,000

Class C
Proceeds from shares issued	$50,000

Change in net assets resulting from Class C capital transactions	$50,000

Class R6
Proceeds from shares issued	$39,271,951

Change in net assets resulting from Class R6 capital transactions	$39,271,951

Select Class
Proceeds from shares issued	$60,356,429

Change in net assets resulting from Select Class capital transactions	$60,356,429

Total change in net assets resulting from capital transactions	$99,728,380

SHARE TRANSACTIONS:
Class A
Issued	3,333

Change in Class A Shares	3,333

Class C
Issued	3,333

Change in Class C Shares	3,333

Class R6
Issued	2,711,611

Change in Class R6 Shares	2,711,611

Select Class
Issued	4,227,731

Change in Select Class Shares	4,227,731

(a)	Commencement of operations was December 17, 2012.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2013	J.P. MORGAN FUNDS	13

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIOD INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Commodities Strategy Fund
Class A
December 17, 2012 (f) through April 30, 2013 (Unaudited)	$15.00	$(0.06	)(g)	$(0.82)	$(0.88)	$14.12	(5.87)%

Class C
December 17, 2012 (f) through April 30, 2013 (Unaudited)	15.00	(0.09	)(g)	(0.82)	(0.91)	14.09	(6.07)

Class R6
December 17, 2012 (f) through April 30, 2013 (Unaudited)	15.00	(0.04	)(g)	(0.82)	(0.86)	14.14	(5.73)

Select Class
December 17, 2012 (f) through April 30, 2013 (Unaudited)	15.00	(0.05	)(g)	(0.82)	(0.87)	14.13	(5.80)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of operations.
(g)	Calculated based upon average shares outstanding.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended April 30, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2013

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$47,068	1.24	%(h)	(1.17	)%(h)	3.13	%(h)	0%

46,982	1.73	(h)	(1.65	)(h)	3.62	(h)	0

38,345,637	0.83	(h)	(0.73	)(h)	1.74	(h)	0

59,753,440	0.97	(h)	(0.89	)(h)	2.61	(h)	0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2013	J.P. MORGAN FUNDS	15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Commodities Strategy Fund	Class A, Class C, Class R6 and Select Class	Non-diversified

The investment objective of the Fund is to seek total return.

The Fund commenced operations on December 17, 2012. Currently, Class A and Class C Shares of the Fund are not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Basis for Consolidation for the Fund

JPM Commodities Strategy Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 5, 2012 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objective and policies as described in the Fund’s prospectus. As of April 30, 2013, net assets of the Fund were $98,193,127 of which $21,222,990, or approximately 21.6%, represented the Subsidiary’s net assets. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance and JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

16	J.P. MORGAN FUNDS	APRIL 30, 2013

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$19,314,889	$78,797,828	$—	$98,112,717

Appreciation in Other Financial Instruments
Futures Contracts	$3,709	$—	$—	$3,709
Return Swaps	—	1,909,643	—	1,909,643

Total Appreciation in Other Financial Instruments	$3,709	$1,909,643	$—	$1,913,352

Depreciation in Other Financial Instruments
Futures Contracts	$(22,242)	$—	$—	$(22,242)
Return Swaps	—	(539,153)	—	(539,153)

Total Depreciation in Other Financial Instruments	$(22,242)	$(539,153)	$—	$(561,395)

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the CSOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the CSOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the period ended April 30, 2013.

B. Futures Contracts — The Fund uses commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the CSOI and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities (“CSAL”). A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

APRIL 30, 2013	J.P. MORGAN FUNDS	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges (e.g., NYMEX), boards of trade or other platforms (e.g., Clearport). The exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. For trades executed on other platforms, these futures contracts must be offset on the same platform in which they were executed; therefore liquidity risk exists to the extent there is a lack of a liquid market for these contracts allowing the Fund to close out its position. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the period ended April 30, 2013:

Futures Contracts:
Average Notional Balance Long	$1,466,834	(a)
Average Notional Balance Short	985,100	(a)
Ending Notional Balance Long	2,200,180
Ending Notional Balance Short	747,512

(a)	For the period March 1, 2013 through April 30, 2013.

C. Return Swaps on Commodities and Commodity Indices — The Fund uses return swaps on commodity futures indices to obtain long and short exposure to commodities markets. The value of a swap agreement is recorded at the beginning of the measurement period. Swap values are based on the values of underlying futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Under some circumstances, commodity futures exchanges may establish daily limits on the amount that the price of a commodity futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions. Change in swap values is recorded as change in net unrealized appreciation or depreciation — swaps on the CSOP. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into. Return swaps on commodity indices are subject to monthly resets. Realized gain or loss is recorded on reset date of the swap and is based on the difference between contract and market price of underlying instrument.

Upon entering into a swap, the Fund may be required to post an initial collateral amount (referred to as “Independent Amount”), as defined in the swap agreement. Independent Amounts are posted to segregated accounts at the Fund’s custodian. The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.G.) and is reported on the CSAL as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s CSAL and are disclosed in the table below.

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of April 30, 2013 is as follows:

	Counterparty	Value of swap contracts	Collateral amount
Collateral Posted	Deutsche Bank AG, New York	$(539,153)	$7,133,480
Collateral Received	Deutsche Bank AG, New York	1,909,643	(2,050,000)

Daily movement of collateral is subject to minimum threshold amounts.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded in the CSAL.

The Fund’s activities in return swaps are concentrated with one counterparty. Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Return Swaps on Commodity Indices:
Average Notional Balance Long	$45,583,600	(a)
Ending Notional Balance Long	100,343,000

(a)	For the period December 17, 2012 through April 30, 2013.

18	J.P. MORGAN FUNDS	APRIL 30, 2013

D. Offering and Organizational Costs — Total offering costs of $223,718 incurred in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees in the CSOP.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2013, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.85% of the Subsidiary’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended April 30, 2013, the annualized effective rate was 0.11% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended April 30, 2013, the Distributor did not retain any front-end sales charge or CDSC.

APRIL 30, 2013	J.P. MORGAN FUNDS	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% for Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund and Subsidiary. The amounts paid directly to JPMCB by the Fund and the Subsidiary for custody and accounting services are included in Custodian and accounting fees in the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the CSOP.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the CSOP.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R6	Select Class
1.25%	1.75%	0.85%	1.00%

The expense limitation agreement was in effect for the period ended April 30, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the period ended April 30, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$128,397	$13,091	$9,054	$150,542	$91,928
Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive and/or reimburse to the Fund in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund to the extent that the total waivers do not exceed the total fees charged by the Advisor, the Administrator or shareholder servicing agent. A portion of the waiver is voluntary.

Waivers resulting from investments in these money market funds for the period ended April 30, 2013 were $3,751.

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB, if any, by the Fund for these services are included in Collateral management fees on the CSOP.

H. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended April 30, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the period ended April 30, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

20	J.P. MORGAN FUNDS	APRIL 30, 2013

4. Investment Transactions

During the period ended April 30, 2013, there were no purchases or sales of long-term investments. Additionally, during the period ended April 30, 2013, there were no purchases or sales of long-term U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiary, held at April 30, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$98,109,963	$2,785	$31	$2,754

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely and retain their character as short-term and/or long-term losses.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2013, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the CSOP.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Fund as follows:

J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
38.9%	31.0%

The Fund’s Class A and Class C Shares are currently held by the Fund’s Advisor.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap contracts.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

APRIL 30, 2013	J.P. MORGAN FUNDS	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited) (continued)

Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.C.

22	J.P. MORGAN FUNDS	APRIL 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2012, and continued to hold your shares at the end of the reporting period, April 30, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Commodities Strategy Fund
Class A
Actual*	$1,000.00	$941.30	$4.42	1.24%
Hypothetical**	1,000.00	1,018.65	6.21	1.24
Class C
Actual*	1,000.00	939.30	6.16	1.73
Hypothetical**	1,000.00	1,016.22	8.65	1.73
Class R6
Actual*	1,000.00	942.70	2.96	0.83
Hypothetical**	1,000.00	1,020.68	4.16	0.83
Select Class
Actual*	1,000.00	942.00	3.46	0.97
Hypothetical**	1,000.00	1,019.98	4.86	0.97

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 134/365 (to reflect the actual period). The Fund commenced operations on December 17, 2012.
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2013	J.P. MORGAN FUNDS	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their June 2012 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the Fund whose semi-annual report is contained herein.

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Advisor and received oral presentations from Advisor personnel. Prior to voting, the Trustees reviewed the proposed approval of the New Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approvals. The Trustees also discussed the proposed approvals in an executive session with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Advisor from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with these approval items, as well as other relevant information furnished throughout the year and the Trustees’ experience with the Advisor and its services. The

Trustees considered the background and experience of the Advisor’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Advisor.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Board considered that the Advisor stated that it does not intend to use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, will earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

24	J.P. MORGAN FUNDS	APRIL 30, 2013

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. With regard to the New Advisory Agreement, the Trustees found that, with the adoption of a contractual cap on total expenses, shareholders would benefit from expected economies of scale that would be expected to result from growth of assets before that growth occurred.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

APRIL 30, 2013	J.P. MORGAN FUNDS	25

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2013. All rights reserved. April 2013.

SAN-CSTRAT-413

J.P. Morgan Funds

Semi-Annual Report

April 30, 2013 (Unaudited)

JPMorgan Diversified Risk Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

J.P. Morgan Funds

CEO’s Letter

May 17, 2013 (Unaudited)

Dear Shareholder:

Equity markets in most parts
of the world posted strong returns for the six months ended April 30, 2013. This positive momentum has carried into May and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. China’s policy makers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

Stock returns across market capitalizations, countries
and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the ECB. Investors’ positive reaction to recent ECB policy announcements helped stocks of international developed countries outperform U.S. stocks during the six months ended
April 30, 2013. Facing headwinds like the appreciating U.S. dollar, emerging markets stocks underperformed international developed and U.S. stocks during the reporting period.

U.S. Treasury Yields Remain Low

Despite a recent uptick, yields for U.S. Treasury
securities remain near historically low levels. The yield for 10-year U.S. Treasury securities ended April 30, 2013 at 1.7%, while the yields for 2—and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.9%, respectively.

As the low interest rate environment persists, fixed income investors continue to turn to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Both of these asset classes posted positive absolute returns during the six months ended April 30, 2013, although more recently emerging market debt securities have underperformed other areas of the market.

Positive Signs for Stocks

The latest round of purchasing manager indices from around the world confirm that, while the global economy is certainly not booming, it is still clearly on a growth path. In particular, while near-recessionary conditions continue to face Europe, China appears to have picked up some momentum in recent months and Japan is, at least temporarily, looking stronger. For investors, the main point is that the “tail risks” of a financial crisis emanating from Europe or a crash-landing for the Chinese economy appear much less likely than a year ago.

Recently there
have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, despite low interest rates and yields, there are opportunities in bond markets if investors expand their search to include all parts of the world.

1

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2

JPMorgan Diversified Risk Fund

Fund Summary

For the period February 12, 2013 (Fund
Inception Date) through April 30, 2013 (Unaudited)

Reporting Period Return:

Fund (Select Class Shares)*

3.67
%

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

0.03
%

Diversifed Risk Composite Benchmark

2.89
%

Net Assets as of 4/30/2013

$
10,361,197

Investment objective** and strategies
The Fund seeks to provide total return. The Fund will seek to achieve its investment objective by allocating assets using a risk-parity approach. In determining portfolio construction, J.P.
Morgan Investment Management Inc., the Fund’s investment adviser (the Advisor), has identified a set of market-driven investment return sources that have a low correlation to each other and unique risk and return profiles (each a “return factor”). The Advisor believes that, in general, a portfolio’s market-driven returns are attributable to the individual contributions of various return factors. By employing a return factor-based approach, the Advisor believes it can identify the desired return factors and construct a portfolio to “diversify the risk” to which the Fund is exposed while also providing enhanced risk-adjusted returns relative to a conventional asset allocation strategy. The Advisor will seek to capture these market-driven investment contributions by using a proprietary investment model to allocate assets to alternative and traditional investment strategies in order to gain targeted investment exposure to each of these selected return factors.

RISK ALLOCATION AS OF 4/30/13

Asset Class / Strategy

% of Risk Allocation ***

Convertible Bonds

8.72
%

Equity Market Neutral[1]

15.18

Equity Long

25.86

Event Driven[2]

9.82

Commodities / Currencies

11.63

Relative Value Fixed Income / Credit[3]

19.88

REITs

8.91

TOP TEN LONG HOLDINGS OF THE PORTFOLIO (a) (b)

1.

iShares JPMorgan USD Emerging Markets Bond Fund

8.6%

2.

SPDR Dow Jones Global Real Estate ETF

7.0

3.

SPDR Barclays High Yield Bond ETF

5.0

4.

iShares iBoxx Investment Grade Corporate Bond Fund

5.0

5.

Coventry Health Care , Inc.

0.6

6.

Cymer, Inc.

0.6

7.

Astral Media, Inc., Class A, (Canada)

0.6

8.

CH Energy Group, Inc.

0.6

9.

Hudson City BanCorp., Inc.

0.6

10.

Gemina SpA, (Italy)

0.6

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO (a) (b)

1.

Atlantia SpA, (Italy)

-0.6%

2.

Glencore International plc, (Switzerland)

-0.5

3.

Fiat Industrial SpA, (Italy)

-0.5

4.

ASML Holding NV, (Netherlands)

-0.5

5.

Markel Corp.

-0.3

6.

M&T Bank Corp.

-0.3

7.

Office Depot, Inc.

-0.3

8.

SCBT Financial Corp.

-0.3

9.

Aetna, Inc.

-0.3

10.

Provident New York BanCorp.

-0.3

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

3

**
The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***
Risk allocations are calculated as the standard deviation (volatility of an asset class) divided by the overall volatility of the Fund. Risk, as measured by standard deviation, shows how widely a set of values varies from the mean. It is a historical measure of the volatility of returns earned by the Fund. The percentages above represent the current risk allocation based on the Fund’s holdings as of 4/30/13 and are not representative of the targeted equal risk allocation across asset classes over the long-term. Holdings and allocations may vary over time.

1
Equity Market Neutral strategies involve simultaneous investing in equities (i.e. investing long) that the Advisor expects to increase in value and selling equities
(i.e. selling short) that the Advisor expects to decrease in value.

2
Event Driven strategies seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing.

3
Relative Value Fixed Income and Currency strategies seek to profit from exploiting mispricing of various fixed income or interest rate sensitive securities or developed and emerging market currencies which may be driven by market or macroeconomic factors.

(a)
Percentages indicated are based upon total investments plus the current value of the total net long and short positions within each Portfolio Swap as of April 30,
2013. The Fund’s portfolio composition is subject to change.

(b)
The Fund has entered into Portfolio Swaps, which provide exposure equivalent to a portfolio of long and short securities. The percentages calculated in the tables above include the current values of the long or short positions within each Portfolio Swap as of April 30, 2013, as applicable.

4

TOTAL RETURNS AS OF APRIL 30, 2013

INCEPTION DATE OF CLASS

SINCE INCEPTION*

CLASS A SHARES

2/12/13

Without Sales Charge

3.60
%

With Sales Charge**

(1.08
)

CLASS C SHARES

2/12/13

Without CDSC

3.47

With CDSC***

2.47

CLASS R6 SHARES

2/12/13

3.67

SELECT CLASS SHARES

2/12/13

3.67

*
Not annualized

**
Sales Charge for Class A Shares is 4.50%.

***
Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

5

JPMorgan Diversified Risk Fund

The Fund commenced operations on February 12, 2013.

The graph illustrates comparative
performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Risk Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Diversified Risk Composite Benchmark from February 12, 2013 to April 30,
2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Diversified Risk
Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding
Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Diversified Risk Composite Benchmark is a composite benchmark of unmanaged indexes that correspond to the Fund’s expected volatility profile and consists of the JPMorgan Global Government Bond Index hedged to US dollars (70%) and the MSCI World Index hedged to US dollars (net of foreign withholding taxes) (30%). The JPMorgan Global Government Bond Index hedged to US dollars is an unmanaged index representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in an index.

Select Class Shares
have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the
Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk
and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United
States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30,
2013 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES

SECURITY DESCRIPTION

VALUE

Common Stocks—18.5%

Consumer Discretionary—5.3%

Hotels, Restaurants & Leisure—1.4%

900

7 Days Group Holdings Ltd., (China), ADR (a)

12,231

2,386

Ameristar Casinos, Inc. (m)

62,967

2,495

WMS Industries, Inc. (a) (m)

63,323

138,521

Household Durables—0.6%

3,439

American Greetings Corp., Class A (m)

63,415

Media—2.3%

1,347

Arbitron, Inc. (m)

62,891

1,422

Astral Media, Inc., (Canada), Class A (m)

69,163

968

Fisher Communications, Inc. (m)

40,095

2,345

Focus Media Holding Ltd., (Hong Kong), ADR (m)

63,948

236,097

Specialty Retail—1.0%

4,526

Hot Topic, Inc. (m)

63,137

3,000

Megane TOP Co., Ltd., (Japan) (m)

43,234

106,371

Total Consumer Discretionary

544,404

Consumer Staples—2.4%

Food Products—2.4%

6,140

Copeinca ASA, (Peru) (m)

64,418

4,008

D.E Master Blenders 1753 N.V., (Netherlands) (a) (m)

63,551

4,065

GrainCorp Ltd., (Australia), Class A (m)

54,008

869

H.J. Heinz Co. (m)

62,933

Total Consumer Staples

244,910

Energy—1.1%

Energy Equipment & Services—0.6%

723

Lufkin Industries, Inc. (m)

63,834

Oil, Gas & Consumable Fuels—0.5%

17,676

Uranium One, Inc., (Canada) (a) (m)

49,127

Total Energy

112,961

Financials—2.2%

Capital Markets—1.0%

4,000

Guoco Group Ltd., (Hong Kong) (m)

47,771

14,286

Knight Capital Group, Inc., Class A (a) (m)

50,573

98,344

Commercial Banks—0.0% (g)

358

Virginia Commerce Bancorp, Inc. (a) (m)

4,811

SHARES

SECURITY DESCRIPTION

VALUE

Consumer Finance—0.6%

3,947

Netspend Holdings, Inc. (a) (m)

62,994

Insurance—0.6%

2,482

National Financial Partners Corp. (a) (m)

62,894

Total Financials

229,043

Health Care—1.8%

Biotechnology—0.1%

1,195

Elan Corp. plc, (Ireland), ADR (a) (m)

13,981

Health Care Equipment & Supplies —0.5%

1,777

Conceptus, Inc. (a) (m)

55,105

Health Care Providers & Services —0.8%

1,215

Amil Participacoes S.A., (Brazil) (a) (m)

19,323

4,782

Assisted Living Concepts, Inc., Class A (m)

57,002

76,325

Life Sciences Tools & Services—0.4%

609

Life Technologies Corp. (a) (m)

44,877

Total Health Care

190,288

Industrials—1.2%

Commercial Services & Supplies—0.6%

15,254

EnergySolutions, Inc. (a) (m)

62,999

Machinery—0.6%

839

Gardner Denver, Inc. (m)

63,001

Total Industrials

126,000

Information Technology—2.6%

Computers & Peripherals—1.1%

3,668

Dell, Inc. (m)

49,151

6,497

Intermec, Inc. (a) (m)

63,931

113,082

Electronic Equipment, Instruments & Components—0.8%

9,976

Power-One, Inc. (a) (m)

63,048

1,100

Softchoice Corp., (Canada) (m)

21,848

84,896

Software—0.7%

4,200

1st Holdings, Inc., (Japan) (m)

37,927

2,445

Compuware Corp. (a) (m)

29,340

67,267

Total Information Technology

265,245

Materials—0.7%

Metals & Mining—0.6%

1,308

Hoganas AB, (Sweden), Class B (m)

62,653

SEE
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

7

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)
(continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES

SECURITY DESCRIPTION

VALUE

Common Stocks—Continued

Paper & Forest Products—0.1%

400

Buckeye Technologies, Inc. (m)

15,036

Total Materials

77,689

Telecommunication Services—0.6%

Wireless Telecommunication Services—0.6%

19,149

Clearwire Corp., Class A (a) (m)

64,341

Utilities—0.6%

Multi-Utilities—0.6%

1,025

CH Energy Group, Inc. (m)

66,594

Total Common Stocks (Cost $1,909,186)

1,921,475

Preferred Stocks—0.6%

Consumer Discretionary—0.2%

Automobiles—0.1%

150

General Motors Co., Series B, 4.750%, 12/01/13 (a) (m)

6,972

Household Durables—0.1%

100

Stanley Black & Decker, Inc., 4.750%, 11/17/15 (a) (m)

12,390

Total Consumer Discretionary

19,362

Financials—0.1%

Insurance—0.1%

150

MetLife, Inc., 5.000%, 03/26/14 (a) (m)

7,523

Materials—0.2%

Metals & Mining—0.2%

960

ArcelorMittal, (Luxembourg), 6.000%, 01/15/16 (a)

19,872

Utilities—0.1%

Electric Utilities—0.1%

110

NextEra Energy, Inc., 5.599%, 06/01/15 (a) (m)

6,326

100

PPL Corp., 8.750%, 05/01/14 (a) (m)

5,700

Total Utilities

12,026

Total Preferred Stocks (Cost $61,852)

58,783

Investment Companies—29.1%

Fixed Income—21.2%

4,814

iShares iBoxx Investment Grade Corporate Bond Fund (m)

587,934

8,332

iShares JPMorgan USD Emerging Markets Bond Fund (m)

1,011,505

14,205

SPDR Barclays High Yield Bond ETF (m)

593,058

Total Fixed Income

2,192,497

SHARES

SECURITY DESCRIPTION

VALUE

U.S. Equity—7.9%

17,341

SPDR Dow Jones Global Real Estate ETF (m)

822,310

Total Investment Companies (Cost $2,901,414)

3,014,807

PRINCIPAL AMOUNT

Convertible Bonds—9.5%

Consumer Discretionary—1.5%

Auto Components—0.2%

EUR
87,500

Faurecia, (France), Series EO, 3.250%, 01/01/18 (m)

24,340

Automobiles—0.2%

EUR
73,500

Peugeot S.A., (France), 4.450%, 01/01/16 (m)

23,456

Hotels, Restaurants & Leisure —0.5%

EUR
96,500

Club Mediterranee S.A., (France), Series CU, 6.110%, 11/01/15 (m)

22,538

EUR
24,000

Pierre & Vacances S.A., (France), Series VAC, 4.000%, 10/01/15 (m)

24,235

46,773

Household Durables—0.2%

5,000

KB Home, 1.375%, 02/01/19 (m)

5,797

2,000

Lennar Corp., 2.000%, 12/01/20 (e) (m)

3,015

5,000

Meritage Homes Corp., 1.875%, 09/15/32 (m)

5,888

2,000

Ryland Group, Inc./The, 1.625%, 05/15/18 (m)

3,146

17,846

Internet & Catalog Retail—0.3%

8,000

Liberty Interactive LLC, 0.750%, 03/30/43 (e) (m)

8,164

18,000

priceline.com, Inc., 1.000%, 03/15/18 (m)

20,475

28,639

Media—0.1%

EUR
15,700

Publicis Groupe SA, (France), Series PUB, 1.000%, 01/18/18 (m)

11,721

Textiles, Apparel & Luxury Goods—0.0% (g)

4,000

Iconix Brand Group, Inc., 1.500%, 03/15/18 (e) (m)

4,555

Total Consumer Discretionary

157,330

Consumer Staples—0.7%

Beverages—0.4%

Asahi Group Holdings Ltd., (Japan),

JPY
2,000,000

Zero Coupon, 05/26/23 (m)

24,065

SEE NOTES TO
CONSOLIDATED FINANCIAL STATEMENTS.

8

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)
(continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Convertible Bonds—Continued

Beverages—Continued

JPY
1,000,000

Zero Coupon, 05/26/28 (m)

12,733

36,798

Food & Staples Retailing—0.1%

JPY
1,000,000

Aeon Co. Ltd., (Japan), Series 7, 0.300%, 11/22/13 (m)

15,461

Food Products—0.2%

JPY
2,000,000

Nippon Meat Packers, Inc., (Japan), Series 5, Zero Coupon, 03/03/14 (m)

24,645

Total Consumer Staples

76,904

Energy—0.8%

Energy Equipment & Services—0.4%

8,000

Hornbeck Offshore Services, Inc., 1.500%, 09/01/19 (e)

9,240

EUR
25,500

Technip S.A., (France), Series TEC, 0.250%, 01/01/17 (m)

36,367

45,607

Oil, Gas & Consumable Fuels—0.4%

7,000

Chesapeake Energy Corp., 2.500%, 05/15/37 (m)

6,759

12,000

Cobalt International Energy, Inc., 2.625%, 12/01/19 (m)

13,417

25,000

Peabody Energy Corp., 4.750%, 12/15/41 (m)

20,188

40,364

Total Energy

85,971

Financials—2.2%

Capital Markets—0.5%

Ares Capital Corp.,

23,000

4.750%, 01/15/18 (e) (m)

24,107

11,000

4.875%, 03/15/17 (m)

11,618

9,000

Prospect Capital Corp., 5.875%, 01/15/19 (e) (m)

9,411

45,136

Commercial Banks—0.3%

JPY
3,000,000

Bank of Kyoto Ltd. (The), (Japan), Series 2, Zero Coupon, 03/31/14 (m)

33,197

Diversified Financial Services—0.2%

EUR
10,500

Misarte, (France), Series PP, 3.250%, 01/01/16 (m)

24,378

Insurance—0.2%

EUR
6,800

AXA S.A., (France), Series CS, 3.750%, 01/01/17 (m)

23,773

Real Estate Investment Trusts (REITs)—1.0%

23,000

Boston Properties LP, 3.625%, 02/15/14 (e) (m)

24,265

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Real Estate Investment Trusts (REITs)—Continued

4,000

Health Care REIT, Inc., 3.000%, 12/01/29 (m)

5,825

15,000

ProLogis LP, 3.250%, 03/15/15 (m)

18,094

4,000

Redwood Trust, Inc., 4.625%, 04/15/18 (m)

4,490

6,000

Starwood Property Trust, Inc., 4.550%, 03/01/18 (m)

6,645

EUR
12,000

Unibail-Rodamco SE, (France), Series ULFP, 0.750%, 01/01/18 (m)

38,435

97,754

Total Financials

224,238

Health Care—1.2%

Biotechnology—0.3%

6,000

Dendreon Corp., 2.875%, 01/15/16 (m)

4,748

2,000

Medivation, Inc., 2.625%, 04/01/17 (m)

2,611

16,000

Vertex Pharmaceuticals, Inc., 3.350%, 10/01/15 (m)

25,260

32,619

Health Care Equipment & Supplies—0.2%

3,000

NuVasive, Inc., 2.750%, 07/01/17 (m)

2,895

11,000

Wright Medical Group, Inc., 2.000%, 08/15/17 (e) (m)

12,629

15,524

Health Care Providers & Services—0.1%

11,000

WellPoint, Inc., 2.750%, 10/15/42 (e) (m)

13,117

Life Sciences Tools & Services—0.2%

13,000

Illumina, Inc., 0.250%, 03/15/16 (e) (m)

13,504

Pharmaceuticals—0.4%

6,000

Auxilium Pharmaceuticals, Inc., 1.500%, 07/15/18 (m)

5,610

11,000

Salix Pharmaceuticals Ltd., 1.500%, 03/15/19 (m)

11,908

JPY
1,000,000

Sawai Pharmaceutical Co. Ltd., (Japan), Zero Coupon, 09/17/15 (m)

13,925

12,000

Teva Pharmaceutical Finance Co. LLC, Series C, 0.250%, 02/01/26 (m)

12,465

43,908

Total Health Care

118,672

Industrials—0.2%

Trading Companies & Distributors—0.2%

20,000

Air Lease Corp., 3.875%, 12/01/18 (e) (m)

24,025

Information Technology—2.3%

Communications Equipment—0.1%

EUR
275,000

Alcatel-Lucent, (France), 5.000%, 01/01/15 (m)

11,687

SEE NOTES TO
CONSOLIDATED FINANCIAL STATEMENTS.

9

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)
(continued)

(Amounts in U.S. Dollars, unless otherwise noted)

  PRINCIPAL
AMOUNT

SECURITY DESCRIPTION

VALUE

Convertible Bonds—Continued

Computers & Peripherals—0.3%

12,000

NetApp, Inc., 1.750%, 06/01/13 (m)

13,065

12,000

SanDisk Corp., 1.500%, 08/15/17 (m)

15,090

28,155

Semiconductors & Semiconductor Equipment—1.6%

Intel Corp.,

23,000

2.950%, 12/15/35 (m)

25,659

20,000

3.250%, 08/01/39 (m)

25,650

35,000

Lam Research Corp., 0.500%, 05/15/16 (m)

37,559

Micron Technology, Inc.,

12,000

Series A, 1.500%, 08/01/31 (m)

13,545

2,000

Series E, 1.625%, 02/15/33 (e) (m)

2,264

12,000

1.875%, 06/01/27 (m)

12,547

15,000

Series C, 2.375%, 05/01/32 (e) (m)

18,066

4,000

Novellus Systems, Inc., 2.625%, 05/15/41 (m)

5,915

EUR
56,000

SOITEC, (France), 6.250%, 09/09/14 (m)

5,456

4,000

SunPower Corp., 4.500%, 03/15/15 (m)

4,142

12,000

Xilinx, Inc., 3.125%, 03/15/37 (m)

16,058

166,861

Software—0.3%

17,000

Microsoft Corp., Zero Coupon, 06/15/13 (e) (m)

16,992

11,000

Nuance Communications, Inc., 2.750%, 11/01/31 (m)

11,488

6,000

Symantec Corp., Series B, 1.000%, 06/15/13 (m)

7,609

36,089

Total Information Technology

242,792

Materials—0.6%

Metals & Mining—0.6%

10,000

Newmont Mining Corp., Series A, 1.250%, 07/15/14 (m)

10,481

16,000

Royal Gold, Inc., 2.875%, 06/15/19 (m)

15,700

United States Steel Corp.,

13,000

2.750%, 04/01/19 (m)

13,097

18,000

4.000%, 05/15/14 (m)

18,439

Total Materials

57,717

Total Convertible Bonds (Cost $965,824)

987,649

  PRINCIPAL
AMOUNT

SECURITY DESCRIPTION

VALUE

Corporate Bonds—0.3%

Health Care—0.2%

Biotechnology—0.1%

5,000

Isis Pharmaceuticals, Inc., 2.750%, 10/01/19 (e) (m)

7,613

Health Care Equipment & Supplies—0.1%

10,000

Hologic, Inc., Series 2010, 2.000%, 12/15/37 (m)

11,425

Total Health Care

19,038

Information Technology—0.1%

Software—0.1%

10,000

Salesforce.com, Inc., 0.250%, 04/01/18 (e) (m)

9,950

Total Corporate Bonds (Cost $27,796)

28,988

SHARES

Short-Term Investment—34.3%

Investment Company—34.3%

3,550,423

JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $3,550,423)

3,550,423

Total Investments—92.3% (Cost $9,416,495)

9,562,125

Other Assets in Excess of Liabilities—7.7%

799,072

NET ASSETS—100.0%

$
10,361,197

Percentages indicated are based on net assets.

SEE NOTES TO
CONSOLIDATED FINANCIAL STATEMENTS.

10

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)
(continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Futures Contracts

NUMBER OF CONTRACTS

DESCRIPTION

EXPIRATION DATE

NOTIONAL VALUE AT
04/30/13

NET UNREALIZED APPRECIATION (DEPRECIATION)

Long Futures Outstanding

2

Euro Bund

06/06/13

386,077

8,814

5

Swiss Federal Bond

06/06/13

830,178

9,960

5

10 Year Japanese Government Bond

06/10/13

741,704

(217
)

6

10 Year Australian Government Bond

06/17/13

777,020

21,066

1

10 Year Government of Canada Bond

06/19/13

135,729

3,877

7

10 Year U.S. Treasury Note

06/19/13

933,516

17,407

3

E-mini Russell 2000

06/21/13

283,530

3,744

1

Long Gilt

06/26/13

186,417

7,731

Short Futures Outstanding

(5)

E-mini S&P 500

06/21/13

(398,050
)

(13,375
)

59,007

Forward Foreign Currency Exchange Contracts

  CONTRACTS
TO BUY

CURRENCY

COUNTERPARTY

SETTLEMENT DATE

SETTLEMENT VALUE

VALUE AT 04/30/13

NET UNREALIZED APPRECIATION (DEPRECIATION)

147,778

NZD

808,189

for SEK

Union Bank of Switzerland AG

05/15/13

124,663
#

126,550
#

1,887
#

33,927

AUD

Credit Suisse International

05/15/13

34,745

35,136

391

254,596

AUD

Royal Bank of Canada

05/15/13

265,468

263,669

(1,799
)

366,258

AUD

Union Bank of Switzerland AG

05/15/13

371,973

379,311

7,338

36,211

CAD

Citibank, N.A.

05/15/13

35,312

35,932

620

82,691

CAD

Royal Bank of Scotland

05/15/13

81,379

82,054

675

67,096

CAD

State Street Corp.

05/15/13

66,033

66,579

546

115,149

CAD

Union Bank of Switzerland AG

05/15/13

111,560

114,261

2,701

34,030,800

CLP

Credit Suisse International†

05/15/13

71,113

72,115

1,002

35,636

EUR

BNP Paribas

05/15/13

46,523

46,934

411

13,620

EUR

Citibank, N.A.

05/15/13

17,512

17,938

426

8,338

EUR

Credit Suisse International

05/15/13

10,852

10,982

130

19,636

EUR

Morgan Stanley

05/15/13

25,719

25,862

143

13,254

EUR

Royal Bank of Canada

05/15/13

17,255

17,457

202

15,799

EUR

Royal Bank of Scotland

05/15/13

20,289

20,808

519

200,314

EUR

State Street Corp.

05/15/13

269,043

263,824

(5,219
)

98,715

GBP

BNP Paribas

05/15/13

147,414

153,324

5,910

9,105

GBP

Credit Suisse International

05/15/13

14,090

14,142

52

20,818

GBP

Societe Generale

05/15/13

31,453

32,335

882

254,745

HKD

Union Bank of Switzerland AG

05/15/13

32,847

32,830

(17
)

15,663,056

HUF

Union Bank of Switzerland AG

05/15/13

71,598

68,812

(2,786
)

1,266,215,516

IDR

Union Bank of Switzerland AG†

05/15/13

129,391

130,015

624

3,870,720

INR

Morgan Stanley†

05/15/13

70,698

71,658

960

4,515,312

JPY

BNP Paribas

05/15/13

45,511

46,320

809

1,147,700

JPY

Citibank, N.A.

05/15/13

12,200

11,774

(426
)

26,616,398

JPY

Royal Bank of Canada

05/15/13

279,469

273,045

(6,424
)

13,703,875

JPY

Union Bank of Switzerland AG

05/15/13

146,592

140,581

(6,011
)

105,686

NOK

Royal Bank of Scotland

05/15/13

18,443

18,318

(125
)

832,742

NOK

State Street Corp.

05/15/13

150,716

144,336

(6,380
)

828,594

NZD

State Street Corp.

05/15/13

690,774

709,567

18,793

SEE NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS.

11

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)
(continued)

(Amounts in U.S. Dollars, unless otherwise noted)

  CONTRACTS
TO BUY

CURRENCY

COUNTERPARTY

SETTLEMENT DATE

SETTLEMENT VALUE

VALUE AT 04/30/13

NET UNREALIZED APPRECIATION (DEPRECIATION)

236,743

RON

Union Bank of Switzerland AG

05/15/13

71,382

71,933

551

2,175,400

RUB

Credit Suisse International†

05/15/13

71,278

69,710

(1,568
)

223,879

SEK

Royal Bank of Canada

05/15/13

34,541

34,533

(8
)

429,071

SEK

State Street Corp.

05/15/13

67,114

66,184

(930
)

2,291,517

SEK

Union Bank of Switzerland AG

05/15/13

355,012

353,467

(1,545
)

2,147,400

THB

Union Bank of Switzerland AG

05/15/13

71,953

73,107

1,154

117,643

TRY

Union Bank of Switzerland AG

05/15/13

64,820

65,528

708

4,146,735

4,160,931

14,196

  CONTRACTS
TO SELL

CURRENCY

COUNTERPARTY

SETTLEMENT DATE

SETTLEMENT VALUE

VALUE AT 04/30/13

NET UNREALIZED APPRECIATION (DEPRECIATION)

23,472

AUD

BNP Paribas

05/15/13

24,416

24,308

108

10,701

AUD

Credit Suisse International

05/15/13

11,249

11,082

167

19,463

AUD

Royal Bank of Scotland

05/15/13

20,121

20,156

(35
)

47,693

AUD

State Street Corp.

05/15/13

48,674

49,393

(719
)

47,723

AUD

Union Bank of Switzerland AG

05/15/13

49,039

49,424

(385
)

300,892

CAD

BNP Paribas

05/15/13

299,342

298,575

767

5,523

CAD

Citibank, N.A.

05/15/13

5,493

5,481

12

19,621

CAD

Morgan Stanley

05/15/13

19,105

19,470

(365
)

18,036

CAD

Royal Bank of Scotland

05/15/13

17,681

17,897

(216
)

10,829

CAD

Societe Generale

05/15/13

10,515

10,746

(231
)

233,554

CAD

State Street Corp.

05/15/13

231,986

231,755

231

294,707

CAD

Union Bank of Switzerland AG

05/15/13

286,172

292,438

(6,266
)

4,728

CHF

Royal Bank of Canada

05/15/13

5,018

5,085

(67
)

9,963

CHF

Union Bank of Switzerland AG

05/15/13

10,622

10,717

(95
)

1,357,632

CZK

Union Bank of Switzerland AG

05/15/13

71,939

69,317

2,622

175,759

EUR

BNP Paribas

05/15/13

234,596

231,484

3,112

62,931

EUR

Morgan Stanley

05/15/13

84,614

82,883

1,731

37,342

EUR

Royal Bank of Canada

05/15/13

48,774

49,181

(407
)

11,864

EUR

Royal Bank of Scotland

05/15/13

15,828

15,625

203

194,529

EUR

Societe Generale

05/15/13

249,763

256,205

(6,442
)

255,170

EUR

Union Bank of Switzerland AG

05/15/13

332,830

336,073

(3,243
)

12,107

GBP

BNP Paribas

05/15/13

18,286

18,804

(518
)

98,715

GBP

Royal Bank of Canada

05/15/13

148,255

153,324

(5,069
)

137,905

GBP

State Street Corp.

05/15/13

215,005

214,195

810

113,142

GBP

Union Bank of Switzerland AG

05/15/13

170,117

175,734

(5,617
)

181,717

HKD

BNP Paribas

05/15/13

23,437

23,418

19

305,680

HKD

Royal Bank of Canada

05/15/13

39,374

39,394

(20
)

626,071

HKD

Union Bank of Switzerland AG

05/15/13

80,725

80,683

42

15,663,056

HUF

Union Bank of Switzerland AG

05/15/13

68,522

68,812

(290
)

626,384,073

IDR

Union Bank of Switzerland AG†

05/15/13

64,117

64,317

(200
)

266,454

ILS

Union Bank of Switzerland AG

05/16/13

71,826

74,285

(2,459
)

5,250,173

JPY

BNP Paribas

05/15/13

53,483

53,858

(375
)

1,031,250

JPY

Citibank, N.A.

05/15/13

10,820

10,579

241

1,085,088

JPY

Credit Suisse International

05/15/13

10,900

11,131

(231
)

4,525,059

JPY

Morgan Stanley

05/15/13

48,877

46,420

2,457

10,055,000

JPY

Royal Bank of Canada

05/15/13

105,295

103,150

2,145

SEE NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS.

12

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)
(continued)

(Amounts in U.S. Dollars, unless otherwise noted)

  CONTRACTS
TO SELL

CURRENCY

COUNTERPARTY

SETTLEMENT DATE

SETTLEMENT VALUE

VALUE AT 04/30/13

NET UNREALIZED APPRECIATION (DEPRECIATION)

38,997,142

JPY

State Street Corp.

05/15/13

416,249

400,054

16,195

13,070,129

JPY

Union Bank of Switzerland AG

05/15/13

138,420

134,080

4,340

204,291

MYR

Union Bank of Switzerland AG†

05/15/13

66,013

67,079

(1,066
)

1,359,744

NOK

Royal Bank of Canada

05/15/13

233,658

235,680

(2,022
)

1,810,081

NOK

Union Bank of Switzerland AG

05/15/13

314,446

313,733

713

259,693

NZD

Royal Bank of Canada

05/15/13

218,228

222,388

(4,160
)

248,975

NZD

Union Bank of Switzerland AG

05/15/13

204,395

213,210

(8,815
)

2,930,040

PHP

Morgan Stanley†

05/15/13

71,991

71,134

857

103,181

SEK

BNP Paribas

05/15/13

16,027

15,915

112

88,937

SEK

Royal Bank of Canada

05/15/13

13,901

13,719

182

115,589

SEK

Royal Bank of Scotland

05/15/13

18,316

17,829

487

100,995

SEK

Union Bank of Switzerland AG

05/15/13

15,301

15,578

(277
)

2,147,400

THB

Morgan Stanley

05/15/13

71,664

73,107

(1,443
)

117,643

TRY

Royal Bank of Canada

05/15/13

64,944

65,527

(583
)

2,135,160

TWD

Morgan Stanley†

05/15/13

71,746

72,359

(613
)

5,142,115

5,156,791

(14,676
)

#
For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/13 of the currency being sold, and the value at 04/30/13 is the U.S. Dollar market value of the currency being purchased.

Return Swap on Commodity Index

SWAP COUNTERPARTY

  REFERENCED
OBLIGATION

TERMINATION DATE

NOTIONAL VALUE

VALUE

Deutsche Bank AG

Dow Jones—UBS Commodity Index

05/15/13

493,594

(19,897
)

SEE NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS.

13

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)
(continued)

(Amounts in U.S. Dollars, unless otherwise noted)

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR

—

American Depositary Receipt

AUD

—

Australian Dollar

CAD

—

Canadian Dollar

CHF

—

Swiss Franc

CLP

—

Chilean Peso

CZK

—

Czech Republic Krona

ETF

—

Exchange Traded Fund

EUR

—

Euro

GBP

—

British Pound

HKD

—

Hong Kong Dollar

HUF

—

Hungarian Forint

IDR

—

Indonesian Rupiah

ILS

—

Israeli Shekel

INR

—

Indian Rupee

JPY

—

Japanese Yen

MYR

—

Malaysian Ringgit

NOK

—

Norwegian Krone

NZD

—

New Zealand Dollar

PHP

—

Philippine Peso

REIT

—

Real Estate Investment Trust

RON

—

Romanian Leu

RUB

—

Russian Ruble

SEK

—

Swedish Krona

SPDR

—

Standard & Poor’s Depositary Receipt

THB

—

Thai Baht

TRY

—

Turkish Lira

TWD

—

Taiwan Dollar

USD

—

United States Dollar

†

—

Non-deliverable forward. See Note 2.B.(2). in the notes to consolidated financial statements.

(a)

—

Non-income producing security.

(b)

—

Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)

—

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)

—

Amount rounds to less than 0.1%.

(l)

—

The rate shown is the current yield as of April 30, 2013.

(m)

—

All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments of the investments that apply the fair valuation policy for the international investments as described in Note 2.A of the notes to consolidated financial statements are approximately $373,562 and 3.9%, respectively.

SEE NOTES TO
CONSOLIDATED FINANCIAL STATEMENTS.

14

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2013 (Unaudited)
(continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Portfolio Swaps* Outstanding at April 30, 2013

COUNTERPARTY

DESCRIPTION

TERMINATION DATE

VALUE

UBS

The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR for long positions or Federal Funds floating rate for short positions, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.

2/5/18

$
115,309

UBS

The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR for long positions or Federal Funds floating rate for short positions, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.

2/5/18

4,307

Total

$
119,616

*
See the accompanying “Additional Information—Portfolio Swaps” for further details.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

15

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAPS

AS OF APRIL 30, 2013 (Unaudited)

PORTFOLIO SWAP POSITIONS

NOTIONAL VALUE($)[1]

CURRENT VALUE($)[2]

VALUE($)[3]

Long Positions

Common Stocks

Consumer Discretionary—6.0%

Auto Components—0.8%

Cooper Tire & Rubber Co

21,206

21,206

—

Grammer AG, (Germany)

22,217

22,217

—

Plastic Omnium S.A., (France)

17,965

17,965

—

Standard Motor Products, Inc.

21,540

21,540

—

82,928

82,928

—

Automobiles—0.2%

Thor Industries, Inc.

21,104

21,104

—

Hotels, Restaurants & Leisure—0.6%

Flight Centre Ltd., (Australia)

18,480

18,480

—

TUI Travel plc, (United Kingdom)

20,608

20,608

—

William Hill plc, (United

Kingdom)

19,772

19,772

—

58,860

58,860

—

Household Durables—0.8%

Barratt Developments plc, (United Kingdom)

20,047

20,047

—

Dorel Industries, Inc., (Canada)

18,005

18,005

—

NACCO Industries, Inc.

21,235

21,235

—

Persimmon plc, (United Kingdom)

20,668

20,668

—

79,955

79,955

—

Leisure Equipment & Products—0.2%

Bauer Performance Sports Ltd.

21,674

21,674

—

Media—1.8%

Cineworld Group plc, (United Kingdom)

21,140

21,140

—

Cogeco Cable, Inc., (Canada)

20,741

20,741

—

Gannett Co, Inc.

19,273

19,273

—

ITV plc, (United Kingdom)

20,402

20,402

—

John Wiley & Sons, Inc.

20,650

20,650

—

Scholastic Corp.

20,807

20,807

—

Trinity Mirror plc, (United Kingdom)

19,929

19,929

—

Valassis Communications, Inc.

18,812

18,812

—

Viacom, Inc. (a)

18,301

18,301

—

180,055

180,055

—

Multiline Retail—0.8%

Canadian Tire Corp., Ltd., (Canada)

20,770

20,770

—

PORTFOLIO SWAP POSITIONS

NOTIONAL VALUE($)[1]

CURRENT VALUE($)[2]

VALUE($)[3]

Consumer Discretionary—Continued

Debenhams plc, (United Kingdom)

20,085

20,085

—

Dillard’s, Inc.

20,932

20,932

—

Macy’s, Inc.

20,605

20,605

—

82,392

82,392

—

Specialty Retail—0.6%

AutoCanada, Inc., (Canada)

21,221

21,221

—

Halfords Group plc, (United Kingdom)

19,099

19,099

—

WH Smith plc, (United Kingdom)

20,562

20,562

—

60,882

60,882

—

Textiles, Apparel & Luxury Goods—0.2%

Movado Group, Inc.

19,868

19,868

—

Total Consumer Discretionary

607,718

607,718

—

Consumer Staples—2.9%

Food & Staples Retailing—0.9%

CVS Caremark Corp.

18,559

18,559

—

Jean Coutu Group PJC, Inc. (The), (Canada)

20,700

20,700

—

Kroger Co. (The)

17,362

17,362

—

Metro, Inc., (Canada)

18,310

18,310

—

Safeway, Inc.

14,638

14,638

—

89,569

89,569

—

Food Products—1.0%

Cal-Maine Foods, Inc.

20,700

20,700

—

Cranswick plc, (United Kingdom)

20,819

20,819

—

Fresh Del Monte Produce, Inc.

18,930

18,930

—

Nutreco NV, (Netherlands)

21,260

21,260

—

Smithfield Foods, Inc.

20,378

20,378

—

102,087

102,087

—

Household Products—0.2%

Energizer Holdings, Inc.

20,477

20,477

—

Personal Products—0.6%

Herbalife Ltd., (Cayman Islands) (a)

22,158

22,158

—

Nu Skin Enterprises, Inc.

19,734

19,734

—

USANA Health Sciences, Inc.

22,907

22,907

—

64,799

64,799

—

Tobacco—0.2%

Universal Corp./VA

21,121

21,121

—

Total Consumer Staples

298,053

298,053

—

SEE
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAPS

AS OF APRIL 30, 2013 (Unaudited) (continued)

PORTFOLIO SWAP POSITIONS

NOTIONAL VALUE($)[1]

CURRENT VALUE($)[2]

VALUE($)[3]

Energy—4.6%

Energy Equipment & Services—1.2%

Bristow Group, Inc.

21,109

21,109

—

Enerflex Ltd., (Canada)

21,427

21,427

—

Helmerich & Payne, Inc.

20,048

20,048

—

Oceaneering International, Inc.

23,226

23,226

—

ShawCor Ltd., (Canada)

21,331

21,331

—

Total Energy Services, Inc., (Canada)

21,578

21,578

—

128,719

128,719

—

Oil, Gas & Consumable Fuels—3.4%

Beach Energy Ltd., (Australia)

20,024

20,024

—

Caltex Australia Ltd., (Australia)

20,499

20,499

—

Cam Finanziaria SpA, (Italy)

21,486

21,486

—

Chevron Corp.

20,986

20,986

—

Delek U.S. Holdings, Inc.

20,319

20,319

—

EnQuest plc, (United Kingdom) (a)

21,394

21,394

—

HollyFrontier Corp.

19,829

19,829

—

Marathon Petroleum Corp.

19,668

19,668

—

Neste Oil OYJ, (Finland)

21,282

21,282

—

OMV AG, (Austria)

21,048

21,048

—

Parkland Fuel Corp., (Canada)

21,220

21,220

—

Repsol S.A., (Spain)

21,473

21,473

—

Ship Finance International Ltd., (Bermuda)

20,814

20,814

—

Soco International plc, (United Kingdom) (a)

20,799

20,799

—

Tesoro Corp.

20,826

20,826

—

Valero Energy Corp.

20,362

20,362

—

Western Refining, Inc.

20,030

20,030

—

352,059

352,059

—

Total Energy

480,778

480,778

—

Financials—3.1%

Capital Markets—0.4%

Intermediate Capital Group plc, (United Kingdom)

21,206

21,206

—

Schroders plc, (United Kingdom)

21,690

21,690

—

42,896

42,896

—

Commercial Banks—0.6%

Fifth Third BanCorp.

21,066

21,066

—

First Interstate Bancsystem, Inc.

22,433

22,433

—

PORTFOLIO SWAP POSITIONS

NOTIONAL VALUE($)[1]

CURRENT VALUE($)[2]

VALUE($)[3]

Financials—Continued

Union First Market Bankshares Corp.

20,404

20,404

—

63,903

63,903

—

Consumer Finance—0.4%

Discover Financial Services

20,164

20,164

—

Nelnet, Inc.

20,366

20,366

—

40,530

40,530

—

Insurance—1.7%

Ageas, (Belgium)

21,579

21,579

—

AXA S.A., (France)

21,472

21,472

—

Beazley plc, (Ireland)

21,499

21,499

—

CNO Financial Group, Inc.

21,225

21,225

—

Helvetia Holding AG, (Switzerland)

21,378

21,378

—

Horace Mann Educators Corp.

17,296

17,296

—

Muenchener Rueckversicherungs AG, (Germany)

20,398

20,398

—

Protective Life Corp.

20,819

20,819

—

Swiss Re AG, (Switzerland) (a)

21,156

21,156

—

186,822

186,822

—

Total Financials

334,151

334,151

—

Health Care—2.5%

Biotechnology—0.2%

Amgen, Inc.

17,403

17,403

—

Health Care Equipment & Supplies—0.6%

Balda AG, (Germany)

20,670

20,670

—

Cooper Cos, Inc. (The)

20,866

20,866

—

Draegerwerk AG & Co. KGaA, (Germany)

20,095

20,095

—

61,631

61,631

—

Health Care Providers & Services—0.5%

Celesio AG, (Germany)

20,638

20,638

—

Chemed Corp.

21,058

21,058

—

McKesson Corp.

16,614

16,614

—

58,310

58,310

—

Life Sciences Tools & Services—0.4%

Life Technologies Corp.

18,201

18,201

—

Lonza Group AG, (Switzerland)

18,593

18,593

—

36,794

36,794

—

SEE NOTES TO
CONSOLIDATED FINANCIAL STATEMENTS.

17

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAPS

AS OF APRIL 30, 2013 (Unaudited) (continued)

PORTFOLIO SWAP POSITIONS

NOTIONAL VALUE($)[1]

CURRENT VALUE($)[2]

VALUE($)[3]

Health Care—Continued

Pharmaceuticals—0.8%

Ipsen S.A., (France)

21,362

21,362

—

Merck KGaA, (Germany)

20,096

20,096

—

Roche Holding AG, (Switzerland)

18,496

18,496

—

Stada Arzneimittel AG, (Germany)

20,896

20,896

—

80,850

80,850

—

Total Health Care

254,988

254,988

—

Industrials—7.0%

Aerospace & Defense—1.2%

BAE Systems plc, (United Kingdom)

20,322

20,322

—

Cobham plc, (United Kingdom)

21,351

21,351

—

Exelis, Inc.

21,670

21,670

—

Northrop Grumman Corp.

21,510

21,510

—

Raytheon Co

21,667

21,667

—

Triumph Group, Inc.

20,454

20,454

—

126,974

126,974

—

Airlines—0.2%

Alaska Air Group, Inc.

20,773

20,773

—

Commercial Services & Supplies—2.0%

Berendsen plc, (United Kingdom)

17,939

17,939

—

Bilfinger SE, (Germany)

20,244

20,244

—

Credit Corp. Group Ltd., (Australia)

20,405

20,405

—

Deluxe Corp.

19,528

19,528

—

Derichebourg S.A., (France)

20,625

20,625

—

Kimball International, Inc.

20,687

20,687

—

Quad/Graphics, Inc.

20,336

20,336

—

RPS Group plc, (United Kingdom)

20,707

20,707

—

Transcontinental, Inc., (Canada)

21,925

21,925

—

UniFirst Corp./MA

20,395

20,395

—

202,791

202,791

—

Construction & Engineering—1.0%

Forge Group Ltd., (Australia)

21,350

21,350

—

Implenia AG, (Switzerland) (a)

21,028

21,028

—

Interserve plc, (United Kingdom)

20,388

20,388

—

Keller Group plc, (United Kingdom)

21,415

21,415

—

Vinci S.A., (France)

21,907

21,907

—

106,088

106,088

—

PORTFOLIO SWAP POSITIONS

NOTIONAL VALUE($)[1]

CURRENT VALUE($)[2]

VALUE($)[3]

Industrials—Continued

Industrial Conglomerates—0.2%

Daetwyler Holding AG, (Switzerland)

18,092

18,092

—

Machinery—1.2%

Bodycote plc, (United Kingdom)

22,034

22,034

—

Danieli & C Officine Meccaniche SpA, (Italy)

20,839

20,839

—

Duerr AG, (Germany)

18,429

18,429

—

Duro Felguera S.A., (Spain)

20,597

20,597

—

Oshkosh Corp.

21,122

21,122

—

Standex International Corp.

21,054

21,054

—

124,075

124,075

—

Professional Services—0.6%

Skilled Group Ltd., (Australia)

19,302

19,302

—

Stantec, Inc., (Canada)

20,098

20,098

—

Teleperformance, (France)

20,466

20,466

—

59,866

59,866

—

Trading Companies & Distributors—0.4%

Lavendon Group plc, (United Kingdom)

20,728

20,728

—

TAL International Group, Inc.

19,955

19,955

—

40,683

40,683

—

Transportation Infrastructure—0.2%

ASTM SpA, (Italy)

20,309

20,309

—

Total Industrials

719,651

719,651

—

Information Technology —4.7%

Communications Equipment—0.8%

Ascom Holding AG, (Switzerland)

21,487

21,487

—

Motorola Solutions, Inc.

18,590

18,590

—

Pace plc, (United Kingdom)

21,996

21,996

—

Plantronics, Inc.

20,683

20,683

—

82,756

82,756

—

Computers & Peripherals—0.6%

Cray, Inc. (a)

20,568

20,568

—

Seagate Technology plc, (Ireland) (a)

21,176

21,176

—

Western Digital Corp.

19,293

19,293

—

61,037

61,037

—

Electronic Equipment, Instruments & Components—0.6%

Barco NV, (Belgium)

21,617

21,617

—

Littelfuse, Inc.

21,574

21,574

—

Molex, Inc.

20,181

20,181

—

SEE NOTES TO
CONSOLIDATED FINANCIAL STATEMENTS.

18

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAPS

AS OF APRIL 30, 2013 (Unaudited) (continued)

PORTFOLIO SWAP POSITIONS

NOTIONAL VALUE($)[1]

CURRENT VALUE($)[2]

VALUE($)[3]

Information Technology—Continued

63,372

63,372

—

Internet Software & Services—0.2%

j2 Global, Inc.

21,123

21,123

—

IT Services—1.3%

Alten S.A., (France)

18,052

18,052

—

CANCOM SE, (Germany)

19,120

19,120

—

Computacenter plc, (United Kingdom)

17,160

17,160

—

Convergys Corp.

21,479

21,479

—

DST Systems, Inc.

19,846

19,846

—

Lender Processing Services, Inc.

19,779

19,779

—

Total System Services, Inc.

19,770

19,770

—

135,206

135,206

—

Semiconductors & Semiconductor Equipment—0.6%

CSR plc, (United Kingdom)

21,190

21,190

—

KLA-Tencor Corp.

17,577

17,577

—

Rudolph Technologies, Inc.

21,928

21,928

—

60,695

60,695

—

Software—0.6%

Micro Focus International plc, (United Kingdom)

20,435

20,435

—

Symantec Corp.

20,631

20,631

—

UBISOFT Entertainment, (France) (a)

20,971

20,971

—

62,037

62,037

—

Total Information Technology

486,226

486,226

—

Materials—5.1%

Chemicals—0.8%

Agrium, Inc., (Canada)

20,167

20,167

—

CF Industries Holdings, Inc.

21,076

21,076

—

Kemira OYJ, (Finland)

21,593

21,593

—

Minerals Technologies, Inc.

20,965

20,965

—

83,801

83,801

—

Construction Materials—0.4%

Imerys S.A., (France)

21,949

21,949

—

RHI AG, (Austria)

20,391

20,391

—

42,340

42,340

—

Containers & Packaging—1.1%

Bemis Co, Inc.

19,636

19,636

—

Huhtamaki OYJ, (Finland)

16,910

16,910

—

Intertape Polymer Group,

Inc., (Canada)

20,756

20,756

—

Packaging Corp. of America

21,878

21,878

—

PORTFOLIO SWAP POSITIONS

NOTIONAL VALUE($)[1]

CURRENT VALUE($)[2]

VALUE($)[3]

Materials—Continued

Smurfit Kappa Group plc, (Ireland)

38,530

38,530

—

117,710

117,710

—

Metals & Mining—1.2%

Aurubis AG, (Germany)

20,672

20,672

—

BC Iron Ltd., (Australia)

22,546

22,546

—

Nevsun Resources Ltd., (Canada)

21,891

21,891

—

Primero Mining Corp., (Canada) (a)

22,673

22,673

—

Sherritt International Corp., (Canada)

21,842

21,842

—

Steel Dynamics, Inc.

20,650

20,650

—

130,274

130,274

—

Paper & Forest Products—1.6%

Altri SGPS S.A., (Portugal) (a)

21,114

21,114

—

Buckeye Technologies, Inc.

26,050

26,050

—

Ence Energia y Celulosa S.A., (Spain)

21,219

21,219

—

Mondi plc, (United Kingdom)

20,396

20,396

—

Neenah Paper, Inc.

20,477

20,477

—

Norbord, Inc., (Canada)

22,512

22,512

—

PH Glatfelter Co

21,120

21,120

—

West Fraser Timber Co., Ltd., (Canada)

20,867

20,867

—

173,755

173,755

—

Total Materials

547,880

547,880

—

Telecommunication Services—1.0%

Diversified Telecommunication Services—0.4%

TPG Telecom Ltd., (Australia)

18,941

18,941

—

Vonage Holdings Corp. (a)

17,476

17,476

—

36,417

36,417

—

Wireless Telecommunication Services—0.6%

Drillisch AG, (Germany)

21,879

21,879

—

Freenet AG, (Germany)

21,218

21,218

—

USA Mobility, Inc.

21,373

21,373

—

64,470

64,470

—

Total Telecommunication Services

100,887

100,887

—

Utilities—2.6%

Electric Utilities—1.2%

American Electric Power Co, Inc.

20,521

20,521

—

EndeS.A.S.A., (Spain)

21,495

21,495

—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

19

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAPS

AS OF APRIL 30, 2013 (Unaudited) (continued)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Utilities—Continued
NV Energy, Inc.	20,851	20,851	—
Pinnacle West Capital Corp.	20,401	20,401	—
PPL Corp.	18,993	18,993	—
UNS Energy Corp.	20,639	20,639	—

	122,900	122,900	—

Gas Utilities—0.6%
Enagas S.A., (Spain)	21,234	21,234	—
Gas Natural SDG S.A., (Spain)	21,589	21,589	—
Laclede Group, Inc. (The)	20,879	20,879	—

	63,702	63,702	—

Multi-Utilities—0.8%
Ameren Corp.	18,089	18,089	—
Hera SpA, (Italy)	18,697	18,697	—
Public Service Enterprise Group, Inc.	20,538	20,538	—
Vectren Corp.	20,470	20,470	—

	77,794	77,794	—

Total Utilities	264,396	264,396	—

Total Long Positions of Portfolio Swap	4,094,728	4,094,728	—

Short Positions
Common Stocks
Consumer Discretionary—4.1%
Auto Components—0.6%
American Axle & Manufacturing Holdings, Inc.	12,661	12,661	—
ElringKlinger AG, (Germany)	12,860	12,860	—
Federal-Mogul Corp. (a)	18,393	18,393	—
Goodyear Tire & Rubber Co. (The)	12,358	12,358	—

	56,272	56,272	—

Automobiles—0.1%
Fiat SpA, (Italy)	12,496	12,496	—

Hotels, Restaurants & Leisure—1.1%
Betfair Group plc, (United Kingdom)	699	699	—
BJ’s Restaurants, Inc.	11,182	11,182	—
Buffalo Wild Wings, Inc.	10,170	10,170	—
Bwin.Party Digital Entertainment plc, (United Kingdom)	11,974	11,974	—
Chipotle Mexican Grill, Inc. (a)	10,169	10,169	—

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Consumer Discretionary—Continued
Domino’s Pizza Group plc, (United Kingdom)	11,457	11,457	—
InterContinental Hotels Group plc, (United Kingdom)	12,235	12,235	—
Marriott International, Inc./DE	12,401	12,401	—
Melia Hotels International S.A., (Spain)	12,423	12,423	—
Orient-Express Hotels Ltd., (Bermuda)	12,312	12,312	—
Sodexo, (France)	12,109	12,109	—
Tim Hortons, Inc., (Canada)	12,244	12,244	—

	129,375	129,375	—

Household Durables—0.2%
Toll Brothers, Inc.	13,072	13,072	—

Internet & Catalog Retail— 0.2%
Amazon.com, Inc.	11,421	11,421	—
Yoox SpA, (Italy) (a)	12,376	12,376	—

	23,797	23,797	—

Media—0.6%
Clear Channel Outdoor Holdings, Inc. (a)	11,980	11,980	—
DreamWorks Animation SKG, Inc.	10,411	10,411	—
EutelS.A.t Communications S.A., (France)	12,203	12,203	—
Imax Corp., (Canada)	11,118	11,118	—
Live Nation Entertainment, Inc. (a)	10,786	10,786	—
Sky Deutschland AG, (Germany) (a)	12,503	12,503	—

	69,001	69,001	—

Specialty Retail—0.6%
ARB Corp. Ltd., (Australia)	12,116	12,116	—
Dixons Retail plc, (United Kingdom)	10,155	10,155	—
Dufry AG, (Switzerland) (a)	11,993	11,993	—
Sally Beauty Holdings, Inc. (a)	12,114	12,114	—
SuperGroup plc, (United Kingdom) (a)	10,101	10,101	—
Tiffany & Co	10,536	10,536	—

	67,015	67,015	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAPS

AS OF APRIL 30, 2013 (Unaudited) (continued)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Consumer Discretionary—Continued
Textiles, Apparel & Luxury Goods—0.7%
Fifth & Pacific Cos, Inc. (a)	10,331	10,331	—
Gerry Weber International AG, (Germany)	12,720	12,720	—
Lululemon Athletica, Inc., (Canada) (a)	10,598	10,598	—
LVMH Moet Hennessy Louis Vuitton S.A., (France)	12,815	12,815	—
Puma SE, (Germany)	12,080	12,080	—
Under Armour, Inc (a).	11,074	11,074	—

	69,618	69,618	—

Total Consumer Discretionary	440,646	440,646	—

Consumer Staples—2.0%
Beverages—0.3%
Coca-Cola Amatil Ltd., (Australia)	12,164	12,164	—
Diageo plc, (United Kingdom)	12,020	12,020	—
Pernod-Ricard S.A., (France)	10,151	10,151	—

	34,335	34,335	—

Food & Staples Retailing—0.8%
Casey’s General Stores, Inc.	12,393	12,393	—
Colruyt S.A., (Belgium)	12,164	12,164	—
George Weston Ltd., (Canada)	12,634	12,634	—
Greggs plc, (United Kingdom)	10,714	10,714	—
Jeronimo Martins SGPS S.A., (Portugal)	13,076	13,076	—
Pricesmart, Inc.	10,975	10,975	—
Whole Foods Market, Inc.	10,422	10,422	—

	82,378	82,378	—

Food Products—0.7%
Barry Callebaut AG, (Switzerland)	12,695	12,695	—
Boulder Brands, Inc. (a)	11,668	11,668	—
Danone S.A., (France)	10,466	10,466	—
Dole Food Co, Inc. (a)	12,159	12,159	—
Mead Johnson Nutrition Co	10,542	10,542	—
Nestle S.A., (Switzerland)	12,212	12,212	—
TreeHouse Foods, Inc. (a)	11,786	11,786	—

	81,528	81,528	—

Household Products—0.1%
PZ Cussons plc, (United Kingdom)	12,290	12,290	—

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Consumer Staples—Continued
Tobacco—0.1%
Vector Group Ltd.	12,379	12,379	—

Total Consumer Staples	222,910	222,910	—

Energy—2.0%
Energy Equipment & Services—0.2%
Pacific Drilling S.A., (Luxembourg)	9,571	9,571	—
SEACOR Holdings, Inc.	10,312	10,312	—

	19,883	19,883	—

Oil, Gas & Consumable Fuels—1.8%
Approach Resources, Inc. (a)	12,334	12,334	—
Aquila Resources Ltd., (Australia)	11,239	11,239	—
Bill Barrett Corp. (a)	12,115	12,115	—
Concho Resources, Inc. (a)	12,058	12,058	—
Crew Energy, Inc., (Canada)	13,030	13,030	—
Essar Energy plc, (United Kingdom) (a)	12,759	12,759	—
Galp Energia SGPS S.A., (Portugal)	11,972	11,972	—
Goodrich Petroleum Corp.	11,566	11,566	—
Laredo Petroleum Holdings, Inc. (a)	12,694	12,694	—
Magnum Hunter Resources Corp.	6,512	6,512	—
Paladin Energy Ltd., (Australia)	12,109	12,109	—
Paramount Resources Ltd., (Canada) (a)	12,775	12,775	—
Swift Energy Co	12,371	12,371	—
Tullow Oil plc, (United Kingdom)	11,646	11,646	—
WPX Energy, Inc. (a)	11,613	11,613	—

	176,793	176,793	—

Total Energy	196,676	196,676	—

Financials—2.7%
Capital Markets—0.1%
Julius Baer Group Ltd., (Switzerland) (a)	12,549	12,549	—

Commercial Banks—0.5%
Commerzbank AG, (Germany) (a)	7,278	7,278	—
Royal Bank of Scotland Group plc, (United Kingdom) (a)	12,765	12,765	—
TCF Financial Corp.	12,426	12,426	—
Unione di Banche Italiane SCPA, (Italy)	12,315	12,315	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

21

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAPS

AS OF APRIL 30, 2013 (Unaudited) (continued)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Financials—Continued
	44,784	44,784	—

Diversified Financial Services—0.1%
London Stock Exchange Group plc, (United Kingdom)	12,477	12,477	—

Insurance—0.2%
MBIA, Inc.	11,513	11,513	—
Willis Group Holdings plc, (United Kingdom)	12,182	12,182	—

	23,695	23,695	—

Real Estate Investment Trusts (REITs)—0.9%
AvalonBay Communities, Inc.	13,304	13,304	—
Colonial Properties Trust	11,605	11,605	—
Hersha Hospitality Trust	11,960	11,960	—
Londonmetric Property plc, (United Kingdom)	10,591	10,591	—
Macerich Co. (The)	14,010	14,010	—
Shaftesbury plc, (United Kingdom)	12,107	12,107	—
Strategic Hotels & Resorts, Inc.	12,105	12,105	—

	85,682	85,682	—

Real Estate Management & Development—0.7%
Conwert Immobilien Invest SE, (Austria)	12,380	12,380	—
Deutsche Wohnen AG, (Germany)	12,203	12,203	—
Kennedy-Wilson Holdings, Inc.	12,872	12,872	—
Mobimo Holding AG, (Switzerland) (a)	12,138	12,138	—
St Joe Co. (The)	11,957	11,957	—
Swiss Prime Site AG, (Switzerland) (a)	12,547	12,547	—

	74,097	74,097	—

Thrifts & Mortgage Finance—0.2%
MGIC Investment Corp.	11,075	11,075	—
TFS Financial Corp. (a)	12,414	12,414	—

	23,489	23,489	—

Total Financials	276,773	276,773	—

Health Care—0.5%
Biotechnology—0.4%
Ariad Pharmaceuticals, Inc.	11,490	11,490	—

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Health Care—Continued
Pharmacyclics, Inc.	11,899	11,899	—
Vertex Pharmaceuticals, Inc.	14,826	14,826	—

	38,215	38,215	—

Health Care Equipment & Supplies—0.1%
MAKO Surgical Corp. (a)	8,461	8,461	—

	8,461	8,461	—

Total Health Care	46,676	46,676	—

Industrials—4.2%
Aerospace & Defense—0.1%
Finmeccanica SpA, (Italy) (a)	11,637	11,637	—

Air Freight & Logistics—0.2%
Expeditors International of Washington, Inc.	12,037	12,037	—
Panalpina Welttransport Holding AG, (Switzerland)	12,459	12,459	—

	24,496	24,496	—

Airlines—0.2%
International Consolidated Airlines Group S.A., (United Kingdom) (a)	12,413	12,413	—
Virgin Australia Holdings Ltd., (Australia) (a)	10,901	10,901	—

	23,314	23,314	—

Building Products—0.2%
Armstrong World Industries, Inc. (a)	11,739	11,739	—
Simpson Manufacturing Co, Inc.	11,065	11,065	—

	22,804	22,804	—

Commercial Services & Supplies—0.6%
Aggreko plc, (United Kingdom)	12,180	12,180	—
Clean Harbors, Inc.	12,362	12,362	—
Edenred, (France)	12,185	12,185	—
Interface, Inc.	11,383	11,383	—
Ritchie Bros Auctioneers, Inc., (Canada)	12,595	12,595	—
Serco Group plc, (United Kingdom)	12,394	12,394	—

	73,099	73,099	—

Construction & Engineering—0.1%
Strabag SE, (Austria)	12,642	12,642	—

Electrical Equipment—0.2%
Areva S.A., (France) (a)	12,656	12,656	—
GrafTech International Ltd.	11,488	11,488	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAPS

AS OF APRIL 30, 2013 (Unaudited) (continued)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Industrials—Continued
	24,144	24,144	—

Industrial Conglomerates—0.1%
Raven Industries, Inc.	12,514	12,514	—

Machinery—0.6%
Chart Industries, Inc. (a)	13,570	13,570	—
MAN SE, (Germany)	12,209	12,209	—
Rexnord Corp. (a)	12,062	12,062	—
Vossloh AG, (Germany)	12,570	12,570	—
Zardoya Otis S.A., (Spain)	12,394	12,394	—

	62,805	62,805	—

Marine—0.2%
DryShips, Inc., (Greece)	12,575	12,575	—
Kuehne + Nagel International AG, (Switzerland)	12,244	12,244	—

	24,819	24,819	—

Professional Services—0.6%
Advisory Board Co. (The)	12,435	12,435	—
Bureau Veritas S.A., (France)	12,254	12,254	—
IHS, Inc. (a)	12,081	12,081	—
Michael Page International plc, (United Kingdom)	12,357	12,357	—
On Assignment, Inc.	12,766	12,766	—

	61,893	61,893	—

Road & Rail—0.2%
Stagecoach Group plc, (United Kingdom)	12,448	12,448	—
Werner Enterprises, Inc.	12,008	12,008	—

	24,456	24,456	—

Trading Companies & Distributors—0.3%
BayWa AG, (Germany)	12,475	12,475	—
Fastenal Co	12,017	12,017	—
Kloeckner & Co. SE, (Germany) (a)	11,812	11,812	—

	36,304	36,304	—

Transportation Infrastructure—0.6%
Aeroports de Paris, (France)	12,762	12,762	—
Fraport AG Frankfurt Airport Services Worldwide, (Germany)	10,339	10,339	—
Groupe Eurotunnel S.A., (France)	12,516	12,516	—
Hamburger Hafen und Logistik AG, (Germany)	11,922	11,922	—

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Industrials—Continued
Qube Holdings Ltd., (Australia)	12,275	12,275	—

	59,814	59,814	—

Total Industrials	474,741	474,741	—

Information Technology—2.7%
Communications Equipment—0.4%
Alcatel-Lucent\France, (France)	12,119	12,119	—
Infinera Corp. (a)	15,459	15,459	—
ViaSat, Inc.	12,457	12,457	—

	40,035	40,035	—

Electronic Equipment, Instruments & Components—0.1%
Universal Display Corp.	12,356	12,356	—

Internet Software & Services—0.8%
Bankrate, Inc. (a)	12,065	12,065	—
comScore, Inc. (a)	12,257	12,257	—
Cornerstone OnDemand, Inc. (a)	12,952	12,952	—
Rackspace Hosting, Inc.	12,918	12,918	—
Telecity Group plc, (United Kingdom)	12,051	12,051	—
VeriSign, Inc.	12,347	12,347	—

	74,590	74,590	—

IT Services—0.1%
Teradata Corp. (a)	12,206	12,206	—

	12,206	12,206	—

Semiconductors & Semiconductor Equipment—0.5%
Aixtron SE NA, (Germany)	10,868	10,868	—
ARM Holdings plc, (United Kingdom)	11,727	11,727	—
Cavium, Inc. (a)	12,486	12,486	—
Imagination Technologies Group plc, (United Kingdom)	11,848	11,848	—
SOITEC, (France)	2,955	2,955	—

	49,884	49,884	—

Software—0.8%
Concur Technologies, Inc.	12,648	12,648	—
MicroStrategy, Inc.	11,184	11,184	—
NetSuite, Inc. (a)	13,282	13,282	—
QLIK Technologies, Inc. (a)	13,109	13,109	—
RealPage, Inc. (a)	12,301	12,301	—
Salesforce.com, Inc.	12,127	12,127	—

	74,651	74,651	—

Total Information Technology	263,722	263,722	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

23

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAPS

AS OF APRIL 30, 2013 (Unaudited) (continued)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Materials—2.6%
Chemicals—0.2%
Intrepid Potash, Inc.	12,316	12,316	—
Tronox Ltd.	12,139	12,139	—

	24,455	24,455	—

Metals & Mining—2.4%
AK Steel Holding Corp.	8,569	8,569	—
Allied Nevada Gold Corp. (a)	11,738	11,738	—
APERAM, (Luxembourg)	12,634	12,634	—
AuRico Gold, Inc., (Canada)	12,757	12,757	—
Detour Gold Corp., (Canada) (a)	13,318	13,318	—
Fresnillo plc, (Mexico)	12,920	12,920	—
General Moly, Inc. (a)	11,837	11,837	—
Lonmin plc, (United Kingdom)	12,494	12,494	—
Outokumpu OYJ, (Finland)	8,334	8,334	—
Pretium Resources, Inc., (Canada) (a)	13,769	13,769	—
Randgold Resources Ltd., (Jersey)	12,812	12,812	—
Royal Gold, Inc.	12,506	12,506	—
Salzgitter AG, (Germany)	12,290	12,290	—
Sandfire Resources NL, (Australia)	12,010	12,010	—
SunCoke Energy, Inc. (a)	11,983	11,983	—
ThyssenKrupp AG, (Germany)	12,390	12,390	—
Torex Gold Resources, Inc., (Canada) (a)	12,312	12,312	—
Turquoise Hill Resources Ltd., (Canada) (a)	15,089	15,089	—

	219,762	219,762	—

Total Materials	244,217	244,217	—

Telecommunication Services—0.6%
Diversified Telecommunication Services—0.3%
Level 3 Communications, Inc. (a)	11,897	11,897	—
Telekom Austria AG, (Austria)	12,780	12,780	—

	24,677	24,677	—

Wireless Telecommunication Services—0.3%
NII Holdings, Inc.	13,059	13,059	—
United States Cellular Corp.	12,301	12,301	—

	25,360	25,360	—

Total Telecommunication Services	50,037	50,037	—

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Utilities—1.3%
Electric Utilities—0.1%
Emera, Inc., (Canada)	12,380	12,380	—

Gas Utilities—0.2%
New Jersey Resources Corp.	12,083	12,083	—
ONEOK, Inc.	10,734	10,734	—

	22,817	22,817	—

Independent Power Producers & Energy Traders—0.6%
Atlantic Power Corp.	12,139	12,139	—
Calpine Corp. (a)	12,299	12,299	—
Dynegy, Inc. (a)	12,577	12,577	—
EDP Renovaveis S.A., (Spain) (a)	12,654	12,654	—
Ormat Technologies, Inc.	12,848	12,848	—

	62,517	62,517	—

Multi-Utilities—0.2%
Veolia Environnement S.A., (France)	13,079	13,079	—

Water Utilities—0.2%
California Water Service Group	10,626	10,626	—
Pennon Group plc, (United Kingdom)	12,533	12,533	—

	23,159	23,159	—

Total Utilities	133,952	133,952	—

Total Short Positions of Portfolio Swap	2,350,350	2,350,350	—

Total of Long and Short Positions of Portfolio Swap	1,744,378	1,744,378	—

Cash and Other Receivables [4]			104,224
Financing Costs			(2,111)
Net Dividends			13,196

Net Swap Contract, at value			$115,309

Percentages indicated are based on net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAPS

AS OF APRIL 30, 2013 (Unaudited) (continued)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Long Positions
Common Stocks
Consumer Discretionary—1.0%
Internet & Catalog Retail—0.2%
Kayak Software Corp. (a)	24,051	24,051	—

Media—0.4%
Virgin Media, Inc.	44,634	44,634	—

Specialty Retail—0.4%
OfficeMax, Inc.	37,431	37,431	—

Total Consumer Discretionary	106,116	106,116	—

Consumer Staples —0.2%
Beverages—0.2%
Mikuni Coca-Cola Bottling Co., Ltd., (Japan)	20,124	20,124	—

Energy—1.2%
Oil, Gas & Consumable Fuels—1.2%
Berry Petroleum Co	62,762	62,762	—
Ithaca Energy, Inc., (Canada)	51	51	—
Plains Exploration & Production Co	62,918	62,918	—

Total Energy	125,731	125,731	—

Financials—2.4%
Commercial Banks—1.2%
First California Financial Group, Inc.	10,515	10,515	—
First Financial Holdings, Inc.	32,024	32,024	—
Sterling BanCorp./NY	30,016	30,016	—
Virginia Commerce BanCorp., Inc.	50,897	50,897	—

	123,452	123,452	—

Insurance—0.6%
Alterra Capital Holdings Ltd., (Bermuda)	57,255	57,255	—

Thrifts & Mortgage Finance—0.6%
Hudson City BanCorp., Inc.	65,716	65,716	—

Total Financials	246,423	246,423	—

Health Care —1.1%
Biotechnology—0.1%
PROLOR Biotech, Inc., (Israel)	12,892	12,892	—

Health Care Equipment & Supplies—0.3%
Palomar Medical Technologies, Inc.	34,742	34,742	—

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Health Care—Continued
Health Care Providers & Services—0.7%
Coventry Health Care , Inc.	69,618	69,618	—

Total Health Care	117,252	117,252	—

Industrials —1.5%
Commercial Services & Supplies—0.2%
May Gurney Integrated Services plc, (United Kingdom)	24,181	24,181	—

Machinery—0.6%
CNH Global NV, (Netherlands)	60,543	60,543	—

Transportation Infrastructure—0.7%
Gemina SpA, (Italy)	66,050	66,050	—

Total Industrials	150,774	150,774	—

Information Technology—0.7%
Semiconductors & Semiconductor Equipment—0.7%
Cymer, Inc.	69,351	69,351	—

Materials—1.4%
Chemicals—0.3%
Ferro Corp.	30,955	30,955	—

Metals & Mining—1.1%
Aurizon Mines Ltd., (Canada)	47,953	47,953	—
Coeur Mining, Inc.	111	111	—
Xstrata plc, (Switzerland)	64,790	64,790	—

	112,854	112,854	—

Total Materials	143,809	143,809	—

Telecommunication Services—0.6%
Wireless Telecommunication Services—0.6%
Sprint Nextel Corp.	62,555	62,555	—

Total Long Positions of Portfolio Swap	1,042,135	1,042,135	—

Short Positions
Common Stocks
Consumer Discretionary—0.8%
Media—0.5%
DISH Network Corp.	20,457	20,457	—
Liberty Global, Inc.	28,701	28,701	—

	49,158	49,158	—

Specialty Retail—0.3%
Office Depot, Inc.	33,428	33,428	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

25

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAPS

AS OF APRIL 30, 2013 (Unaudited) (continued)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Consumer Discretionary—Continued
Total Consumer Discretionary	82,586	82,586	—

Consumer Staples—0.2%
Beverages—0.2%
Coca-Cola Central Japan Co., Ltd., (Japan)	19,603	19,603	—

Financials—1.4%
Commercial Banks—0.7%
M&T Bank Corp.	39,879	39,879	—
SCBT Financial Corp.	32,006	32,006	—

	71,885	71,885	—

Insurance—0.4%
Markel Corp.	40,755	40,755	—

Thrifts & Mortgage Finance—0.3%
Provident New York
BanCorp.	30,130	30,130	—

Total Financials	142,770	142,770	—

Health Care—0.3%
Health Care Providers & Services—0.3%
Aetna, Inc.	31,305	31,305	—

Industrials—1.3%
Machinery—0.6%
Fiat Industrial SpA, (Italy)	62,955	62,955	—

Transportation Infrastructure—0.7%
Atlantia SpA, (Italy)	67,928	67,928	—

Total Industrials	130,883	130,883	—

Information Technology—0.5%
Semiconductors & Semiconductor Equipment—0.5%
ASML Holding NV, (Netherlands)	56,595	56,595	—

Materials—1.1%
Metals & Mining—1.1%
Freeport-McMoRan Copper & Gold, Inc.	27,600	27,600	—
Glencore International plc, (Switzerland)	64,816	64,816	—
Hecla Mining Co	24,650	24,650	—

Total Materials	117,066	117,066	—

Total Short Positions of Portfolio Swap	580,808	580,808	—

Total of Long and Short Positions of Portfolio Swap	461,327	461,327	—

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Cash and Other Receivables [4]			6,761
Financing Costs			(610)
Net Dividends			(1,844)

Net Swap Contract, at value			$4,307

Percentages indicated are based on net assets.

NOTES TO ADDITIONAL INFORMATION — PORTFOLIO SWAPS:

1	Notional value represents the market value (including any fees or commissions) of the long and short positions at the time they are established.
2	Current value represents market value of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
3	Value represents the unrealized gain (loss) of the positions and was zero at April 30, 2013 as the swaps reset on that day.
4	Cash and other receivables includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected in the Consolidated Statement of Operations, when cash is settled with the counterparty.
(a)	Non-income producing security.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited)

Diversified Risk Fund
ASSETS:
Investments in non-affiliates, at value	$6,011,702
Investments in affiliates, at value	3,550,423

Total investment securities, at value	9,562,125
Cash	677,000
Foreign currency, at value	80,096
Deposits at broker for futures contracts	95,000
Receivables:
Investment securities sold	6,668
Interest and dividends from non-affiliates	9,673
Dividends from affiliates	149
Tax reclaims	303
Variation margin on futures contracts	7,211
Unrealized appreciation on forward foreign currency exchange contracts	84,987
Outstanding swap contracts, at value	119,616
Due from Advisor	29,673
Prepaid offering cost	22,039

Total Assets	10,694,540

LIABILITIES:
Payables:
Investment securities purchased	142,294
Unrealized depreciation on forward foreign currency exchange contracts	85,467
Outstanding swap contracts, at value	19,897
Accrued liabilities:
Administration fees	37
Shareholder servicing fees	838
Distribution fees	42
Custodian and accounting fees	49,791
Trustees’ and Chief Compliance Officer’s fees	2,424
Audit fees	27,919
Other	4,634

Total Liabilities	333,343

Net Assets	$10,361,197

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

27

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2013 (Unaudited)

Diversified Risk Fund
NET ASSETS:
Paid-in-Capital	$10,000,000
Accumulated undistributed net investment income	8,251
Accumulated net realized gains (losses)	48,278
Net unrealized appreciation (depreciation)	304,668

Total Net Assets	$10,361,197

Net Assets:
Class A	$51,780
Class C	51,725
Class R6	51,817
Select Class	10,205,875

Total	$10,361,197

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,333
Class C	3,333
Class R6	3,333
Select Class	656,667
Net asset value (a):
Class A—Redemption price per share	$15.53
Class C—Offering price per share (b)	15.52
Class R6—Offering and redemption price per share	15.55
Select Class—Offering and redemption price per share	15.54
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.26

Cost of investments in non-affiliates	$5,866,072
Cost of investments in affiliates	3,550,423
Cost of foreign currency	79,430

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED APRIL 30, 2013 (Unaudited)

Diversified Risk Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$27,096
Dividend income from affiliates	424
Interest income from non-affiliates	3,520
Interest income from affiliates	32
Foreign taxes withheld	(277)

Total investment income	30,795

EXPENSES:
Investment advisory fees	20,139
Administration fees	1,900
Distribution fees:
Class A	27
Class C	80
Shareholder servicing fees:	5,320
Class A	27
Class C	26
Select Class	5,266
Custodian and accounting fees	49,874
Professional fees	34,267
Trustees’ and Chief Compliance Officer’s fees	2,436
Printing and mailing costs	419
Registration and filing fees	379
Transfer agent fees	1,330
Offering costs	15,792
Other	11,051

Total expenses	143,013

Less amounts waived	(24,239)
Less expense reimbursements	(96,230)

Net expenses	22,544

Net investment income (loss)	8,251

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	16,063
Futures	36,159
Foreign currency transactions	(3,944)

Net realized gains (losses)	48,278

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	145,630
Futures	59,007
Foreign currency translations	312
Swaps	99,719

Change in net unrealized appreciation/depreciation	304,668

Net realized/unrealized gains (losses)	352,946

Change in net assets resulting from operations	361,197

(a)	Commencement of operations was February 12, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

29

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Diversified Risk Fund
Period Ended 4/30/2013 (a) (Unaudited)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,251
Net realized gain (loss)	48,278
Change in net unrealized appreciation/depreciation	304,668

Change in net assets resulting from operations	361,197

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	10,000,000

NET ASSETS:
Change in net assets	10,361,197
Beginning of period	—

End of period	$10,361,197

Accumulated undistributed net investment income	$8,251

(a)	Commencement of operations was February 12, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Diversified Risk Fund
Period Ended 4/30/2013 (a) (Unaudited)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000

Change in net assets resulting from Class A capital transactions	$50,000

Class C
Proceeds from shares issued	$50,000

Change in net assets resulting from Class C capital transactions	$50,000

Class R6
Proceeds from shares issued	$50,000

Change in net assets resulting from Class R6 capital transactions	$50,000

Select Class
Proceeds from shares issued	$9,850,000

Change in net assets resulting from Select Class capital transactions	$9,850,000

Total change in net assets resulting from capital transactions	$10,000,000

SHARE TRANSACTIONS:
Class A
Issued	3,333

Change in Class A Shares	3,333

Class C
Issued	3,333

Change in Class C Shares	3,333

Class R6
Issued	3,333

Change in Class R6 Shares	3,333

Select Class
Issued	656,667

Change in Select Class Shares	656,667

(a)	Commencement of operations was February 12, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

31

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data
		Investment operations							Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)
Diversified Risk Fund
Class A
February 12, 2013 (g) through April 30, 2013	$15.00	$-	(h)	$0.53	$0.53	$15.53	3.53%	$51,780	1.30%	0.14%	6.35%	20%
Class C
February 12, 2013 (g) through April 30, 2013	15.00	(0.01)		0.53	0.52	15.52	3.47	51,725	1.80	(0.36)	6.86	20
Class R6
February 12, 2013 (g) through April 30, 2013	15.00	0.02		0.53	0.55	15.55	3.67	51,817	0.95	0.49	5.86	20
Select Class
February 12, 2013 (g) through April 30, 2013	15.00	0.01		0.53	0.54	15.54	3.60	10,205,875	1.05	0.39	6.11	20

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended April 30, 2013.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Risk Fund	Class A, Class C, Class R6 and Select Class	Diversified

The investment objective of the Fund is to seek to provide total return.

The Fund commenced operations on February 12, 2013. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Basis for Consolidation for the Fund

JPM Diversified Risk Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on February 12, 2013 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. As of April 30, 2013, net assets of the Fund were $10,361,197 of which $448,106, or approximately 4.3%, represented the Subsidiary’s net assets. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

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Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance and JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$501,170	$43,234	$—	$544,404
Consumer Staples	62,933	181,977	—	244,910
Energy	112,961	—	—	112,961
Financials	181,272	47,771	—	229,043
Health Care	190,288	—	—	190,288
Industrials	126,000	—	—	126,000
Information Technology	227,318	37,927	—	265,245
Materials	15,036	62,653	—	77,689

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	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Telecommunication Services	$64,341	$—	$—	$64,341
Utilities	66,594	—	—	66,594

Total Common Stocks	1,547,913	373,562	—	1,921,475

Preferred Stocks
Consumer Discretionary	19,362	—	—	19,362
Financials	7,523	—	—	7,523
Materials	19,872	—	—	19,872
Utilities	12,026	—	—	12,026

Total Preferred Stocks	58,783	—	—	58,783

Investment Companies	3,014,807	—	—	3,014,807

Debt Securities
Convertible Bonds
Consumer Discretionary	—	157,330	—	157,330
Consumer Staples	—	76,904	—	76,904
Energy	—	85,971	—	85,971
Financials	—	224,238	—	224,238
Health Care	—	118,672	—	118,672
Industrials	—	24,025	—	24,025
Information Technology	—	242,792	—	242,792
Materials	—	57,717	—	57,717

Total Convertible Bonds	—	987,649	—	987,649

Corporate Bonds
Health Care	—	19,038	—	19,038
Information Technology	—	9,950	—	9,950

Total Corporate Bonds	—	28,988	—	28,988

Short-Term Investment
Investment Company	3,550,423	—	—	3,550,423

Total Investments in Securities	$8,171,926	$1,390,199	$—	$9,562,125

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$84,987	$—	$84,987
Futures Contracts	72,599	—	—	72,599
Swaps	—	119,616	—	119,616

Total Appreciation in Other Financial Instruments	$72,599	$204,603	$—	$277,202

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(85,467)	$—	$(85,467)
Futures Contracts	(13,592)	—	—	(13,592)
Swaps	—	(19,897)	—	(19,897)

Total Depreciation in Other Financial Instruments	$(13,592)	$(105,364)	$—	$(118,956)

There were no transfers between Levels 1 and 2 during the period ended April 30, 2013.

B. Derivatives — The Fund uses instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. The Fund also uses derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded in the Consolidated Statement of Assets and Liabilities (“CSAL”).

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Fund.

Notes B(1) — B(4) below describe the various derivatives used by the Fund.

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(1). Futures Contracts — The Fund uses index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to seek to enhance portfolio performance. The use of futures contracts exposes the Fund to interest rate and/or security price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the CSOI and cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(3). Return Swap on Commodity Index — The Fund uses return swaps on commodity futures indices to obtain long and short exposure to commodities markets. The value of a swap agreement is recorded at the beginning of the measurement period. Swap values are based on the values of underlying futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Under some circumstances, commodity futures exchanges may establish daily limits on the amount that the price of a commodity futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions. Change in swap values is recorded as Change in net unrealized appreciation or depreciation — swaps on the CSOP. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into. Return swaps on commodity indices are subject to quarterly resets. Realized gain or loss is recorded on reset date of the swap and is based on the difference between contract and market price of the underlying instrument.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.) and is reported on the CSAL as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund. These amounts are not reflected on the Fund’s CSAL. Daily movement of collateral is subject to minimum threshold amounts. As such, the Fund has not posted or received collateral for the period ended April 30, 2013.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded in the CSAL.

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The Fund’s activities in return swaps are concentrated with a single counterparty. Counterparty credit risk may be mitigated to the extent the counterparty posts collateral for mark to market gains to the Fund.

(4). Portfolio Swaps — The Fund entered into portfolio swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreements, each swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within each swap and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of each swap may occur at a reset date or any other date, at the discretion of the Fund and counterparty, over the life of the agreement, and is generally determined based on internal limits and thresholds established at both the Fund and counterparty.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. The Fund’s activities in each portfolio swap is concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of each swap is reflected on the CSAL as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as changes in unrealized appreciation or depreciation in the CSOP.

Cash settlements between the Fund and counterparty are recognized as realized gains or losses in the CSOP.

(5). Summary of Derivatives Information — The following tables present the value of derivatives held as of April 30, 2013, by their primary underlying risk exposure and respective location on the CSAL:

Derivative Contract	CSAL Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps
Interest rate contracts	Receivables, Net Assets – Unrealized Appreciation	$68,855	$—	$—
Equity contracts	Receivables, Net Assets – Unrealized Appreciation	3,744	—	119,616
Foreign exchange contracts	Receivables	—	84,987	—

Total		$72,599	$84,987	$119,616

Liabilities:
Interest rate contracts	Payables, Net Assets – Unrealized Depreciation	$(217)	$—	$—
Equity contracts	Payables, Net Assets – Unrealized Depreciation	(13,375)	—	—
Foreign exchange contracts	Payables	—	(85,467)	—
Commodity contracts	Payables	—	—	(19,897)

Total		$(13,592)	$(85,467)	$(19,897)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the CSOI. The CSAL only reflects the current day variation margin receivable/payable to brokers.

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The following tables present the effect of derivatives on the CSOP for the period ended April 30, 2013, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest Rate contracts	$37,826	$—	$—	$37,826
Equity contracts	(1,667)	—	—	(1,667)

Total	$36,159	$—	$—	$36,159

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest Rate contracts	$68,638	$—	$—	$68,638
Equity contracts	(9,631)	—	119,616	109,985
Foreign Exchange contracts	—	(480)	—	(480)
Commodity contracts	—	—	(19,897)	(19,897)

Total	$59,007	$(480)	$99,719	$158,246

The Fund’s derivatives contracts held at April 30, 2013 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the period ended April 30, 2013. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Average Notional Balance Long	$3,618,939
Average Notional Balance Short	467,575
Ending Notional Balance Long	4,274,171
Ending Notional Balance Short	398,050

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$2,900,875
Average Settlement Value Sold	3,768,404
Ending Settlement Value Purchased	4,146,735
Ending Settlement Value Sold	5,142,115

Return Swaps on Commodity Indices:
Average Notional Balance Long	$493,594
Average Notional Balance Short	—
Ending Notional Balance Long	493,594
Ending Notional Balance Short	—

Portfolio Swaps:
Average Notional Balance Long	$6,245,035
Average Notional Balance Short	3,584,951
Ending Notional Balance Long	5,136,863
Ending Notional Balance Short	2,931,158

C. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the CSOP.

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Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. Offering and Organizational Costs — Total offering costs of $74,859 incurred in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees in the CSOP.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments.

Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2013, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders —Distributions from net investment income or net realized capital gains, if any, are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.90% of the Fund’s average daily net assets.

The Subsidiary has entered into separate contracts with JPMIM and its affiliates to provide investment advisory and other services to the Subsidiary. JPMIM has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to JPMIM by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board of Trustees.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

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B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended April 30, 2013, the annualized effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended April 30, 2013, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% for Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund and Subsidiary. The amounts paid directly to JPMCB by the Fund and Subsidiary for custody and accounting services are included in Custodian and accounting fees in the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the CSOP.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the CSOP.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the CSOP.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R6	Select Class
1.30%	1.80%	0.95%	1.05%

The expense limitation agreement was in effect for the period ended April 30, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the period ended April 30, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

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Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$19,246	$1,801	$3,192	$24,239	$96,230

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

There were no waivers resulting from investments in these money market funds for the period ended April 30, 2013.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended April 30, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the period ended April 30, 2013, the Fund incurred $38 of brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the period ended April 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$7,283,358	$1,433,349

During the period ended April 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiary, held at April 30, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$9,416,495	$172,299	$26,669	$145,630

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely and retain their character as short-term and/or long-term losses.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

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In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2013, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the CSOP.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Advisor.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss.

The Fund may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their net asset value (also known as a discount).

Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and To-Be-Announced securities.

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The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.B.

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SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2012, and continued to hold your shares at the end of the reporting period, April 30, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Diversified Risk Fund
Class A
Actual*	$1,000.00	$1,035.30	$2.79	1.30%
Hypothetical**	1,000.00	1,018.35	6.51	1.30
Class C
Actual*	1,000.00	1,034.70	3.86	1.80
Hypothetical**	1,000.00	1,015.87	9.00	1.80
Class R6
Actual*	1,000.00	1,036.70	2.04	0.95
Hypothetical**	1,000.00	1,020.08	4.76	0.95
Select Class
Actual*	1,000.00	1,036.00	2.25	1.05
Hypothetical**	1,000.00	1,019.59	5.26	1.05

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 78/365 (to reflect the actual period). The Fund commenced operations on February 12, 2013.
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their November 2012 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the Fund whose semi-annual report is contained herein.

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Advisor and received oral presentations from Advisor personnel. Prior to voting, the Trustees reviewed the proposed approval of the New Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approvals. The Trustees also discussed the proposed approvals in an executive session with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Advisor from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with these approval items, as well as other relevant information furnished throughout the year and the Trustees’ experience with the Advisor and its services. The Trustees considered the background and experience of the Advisor’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the J.P. Morgan Funds, their overall

45

confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Advisor.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Board considered that the Advisor stated that it does not intend to use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, will earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. With regard to the New Advisory Agreement, the Trustees found that, with the adoption of a contractual cap on total expenses, shareholders would benefit from expected economies of scale that would be expected to result from growth of assets before that growth occurred.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. April 2013.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Patricia A. Maleski
Patricia A. Maleski President and Principal Executive Officer July 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski President and Principal Executive Officer July 3, 2013

By:	/s/ Joy C. Dowd
Joy C. Dowd Treasurer and Principal Financial Officer July 3, 2013